                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number           811-0816
                                   ---------------------------------------------

                       AMERICAN CENTURY MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

      4500 MAIN STREET, KANSAS CITY, MISSOURI              64111
--------------------------------------------------------------------------------
     (Address of principal executive offices)            (Zip code)

         WILLIAM M. LYONS, 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:    816-531-5575
                                                    ----------------------------

Date of fiscal year end:      10-31
                          ------------------------------------------------------

Date of reporting period:     10-31-2006
                          ------------------------------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

[front cover]

American Century Investments
Annual Report

October 31, 2006

[photo of winter scene]

Ultra(reg.sm) Fund

[american century investments logo and text logo]

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
FOUNDER
AMERICAN CENTURY COMPANIES, INC.

/s/James E. Stowers III
James E. Stowers III
CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

We are pleased to provide you with the annual report for the American Century
Ultra Fund for the 12 months ended October 31, 2006. We hope you find this information helpful in monitoring your investment. Another useful resource we offer is our website, americancentury.com, where we post quarterly portfolio commentaries, the views of senior investment officers and analysts, and other communications about investments, portfolio strategy, personal finance, and the markets.

In its most recent rankings, Dalbar -- which issues customer satisfaction ratings and rankings based on website functionality -- ranked
americancentury.com seventh out of the sites provided by the top 25 fund companies that it believes lead the industry in web-based technology. Our website earned an "Excellent" rating, Dalbar's highest designation.

For most of 2006, our website has linked visitors to information explaining our strategic collaboration with Lance Armstrong and the Lance Armstrong Foundation
(LAF). This campaign, featuring Lance, is designed to encourage investors to take a more active role in planning their financial futures and make every investment decision count. To learn more about the collaboration and the LAF, please visit americancentury.com or www.lanceface.com on the Web and click on the links to related sites.

With the approach of year end and the 2006 tax season, you can also find out more about December fund distributions and tax information via a link from our website. We've posted December distribution estimates for over 50 funds, answers to frequent distribution questions, and online descriptions of all of the tax information we provide to investors.

If you haven't visited americancentury.com yet, we encourage you to do so...it's there to serve you. And so are we. As always, we deeply appreciate your commitment to American Century Investments.

Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
   One-Year Total Returns . . . . . . . . . . . . . . . . . . . . . . . . . 2

ULTRA

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Market Perspective

[photo of Mark Mallon]

BY MARK MALLON, CHIEF INVESTMENT OFFICER, AMERICAN CENTURY INVESTMENTS

ECONOMIC GROWTH SURGED, THEN MODERATED

Economic growth -- along with commodity prices, short-term interest rates, and inflation -- surged early in the 12-month period ended October 31, 2006. But growth and inflation moderated in the period's second half, which saw the
Federal Reserve end its two-year string of interest rate hikes.

After a hurricane-related slowdown in the fourth quarter of 2005, U.S. gross domestic product grew in the first quarter of 2006 at a 5.6% annualized pace, the highest level in more than two years. The Fed steadily raised short-term interest rates through June to keep inflation in check, including pressures from soaring commodity prices. The Fed finally snapped its string of rate hikes in
August 2006, leaving its target at 5.25%, a five-year high. By then, economic growth had slowed, dragged down in part by a cooling housing market.

BEST FISCAL-YEAR STOCK RETURNS SINCE 2003

The Fed's pause and expectations for lower interest rates and mild inflation going forward helped produce the best U.S. stock returns for a 12-month fiscal period ended October 31 since 2003. Market rallies beginning and ending the period offset a late-spring/early-summer selloff. Growth stocks flourished in the latter rally, but value stocks outperformed growth for the full reporting period. Likewise, though large-cap stocks gained ground late in the period, small-caps posted higher returns for the entire 12-month stretch.

In the first half of the 12-month period, investors celebrated a dip in crude oil prices and strong economic growth by pushing stock prices higher. The small-cap Russell 2000 Index led the way, surging 18.91%. Sentiment changed in early May, however, when the Fed made it clear that more interest rate hikes might be necessary to control inflation. Between April 30 and July 15, the S&P
500 fell 5.28%, and the Russell 2000 more than doubled that loss as investors desired larger, more stable companies.

The selloff ended in late July after Fed chairman Ben Bernanke predicted inflation would moderate. The Fed's subsequent rate pause in August and plunging energy prices allowed stocks to rebound nicely in the last three months of the reporting period.

ONE-YEAR TOTAL RETURNS AS OF OCTOBER 31, 2006
--------------------------------------------------------------------------------
S&P 500 Index                                                     16.34%
--------------------------------------------------------------------------------
Dow Jones Industrial Average                                      18.47%
--------------------------------------------------------------------------------
Nasdaq Composite Index                                            12.48%
--------------------------------------------------------------------------------

------
2

Ultra - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2006
                                         ------------------------------
                                             AVERAGE ANNUAL RETURNS
------------------------------------------------------------------------------------
                                                               SINCE       INCEPTION
                                1 YEAR   5 YEARS   10 YEARS   INCEPTION       DATE
------------------------------------------------------------------------------------
INVESTOR CLASS                  -1.51%    2.70%      5.28%     12.56%        11/2/81
------------------------------------------------------------------------------------
RUSSELL 1000 GROWTH INDEX(1)    10.84%    4.07%      5.76%     11.42%(2)       --
------------------------------------------------------------------------------------
S&P 500 INDEX(1)                16.34%    7.26%      8.64%     13.29%(2)       --
------------------------------------------------------------------------------------
Institutional Class             -1.33%    2.91%        --       5.07%       11/14/96
------------------------------------------------------------------------------------
Advisor Class                   -1.75%    2.45%      5.03%      4.98%        10/2/96
------------------------------------------------------------------------------------
C Class                         -2.50%    1.67%        --       1.32%       10/29/01
------------------------------------------------------------------------------------
R Class                         -1.98%      --         --       3.98%        8/29/03
------------------------------------------------------------------------------------

(1) Data provided by Lipper Inc. -- A Reuters Company. (c) 2006 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(2) Since 10/31/81, the date nearest the Investor Class's inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

(continued)

------
3

Ultra - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made October 31, 1996

ONE-YEAR RETURNS OVER 10 YEARS

Periods ended October 31
-------------------------------------------------------------------------------------------------------
                  1997     1998     1999    2000      2001      2002     2003    2004    2005     2006
-------------------------------------------------------------------------------------------------------
Investor Class   19.95%   17.61%   37.94%   9.81%   -31.44%   -12.99%   19.50%   4.46%   6.81%   -1.51%
-------------------------------------------------------------------------------------------------------
Russell 1000
Growth Index     30.47%   24.64%   34.25%   9.33%   -39.95%   -19.62%   21.81%   3.38%   8.81%   10.84%
-------------------------------------------------------------------------------------------------------
S&P 500 Index    32.11%   21.99%   25.67%   6.09%   -24.90%   -15.11%   20.80%   9.42%   8.72%   16.34%
-------------------------------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
4

Ultra - Portfolio Commentary

PORTFOLIO MANAGERS: TOM TELFORD, WADE SLOME, AND JERRY SULLIVAN

PERFORMANCE SUMMARY

Ultra declined 1.51%* during the 12 months ended October 31, 2006, trailing the
10.84% return of its benchmark, the Russell 1000 Growth Index, and the 16.34%
return of the S&P 500 Index.

As outlined in the Market Perspective on page 2, a pause in the Federal
Reserve's interest rate hikes and expectations for lower interest rates and mild inflation going forward helped produce U.S. stock index returns in the 10-25%
range for the 12-month period. We'll discuss why Ultra didn't match those returns and what we're doing to address that issue.

MANAGEMENT CHANGES, PROCESS ENHANCEMENTS

Tom Telford joined Ultra as co-portfolio manager at the beginning of July, replacing Bruce Wimberly. A 10-year American Century veteran, Tom previously served as co-manager on three of the company's growth portfolios. He continues managing the American Century Technology Fund but has relinquished his previous portfolio management roles. Wade Slome and Jerry Sullivan remained co-managers of Ultra in the reporting period.

Upon reviewing our investment strategy, we have developed several process enhancements to more successfully identify and invest in companies exhibiting improving fundamentals and stock price momentum. Ultra built its reputation by focusing on those two factors; the process enhancements simply provide a more sophisticated means of capturing the upside performance potential those factors offer.

REASONS ULTRA UNDERPERFORMED

Ultra's underperformance in the 12-month period largely reflected an overweight portfolio allocation and unfavorable security selection in two traditional growth-stock sectors -- information technology and consumer discretionary --
that performed relatively poorly until late in the period. It also reflected underweight allocations in industrials and materials, sectors the market favored in the first half of the reporting period, when they benefited from rising commodity prices and capital investment.

The same sectors that caused most of Ultra's relative underperformance also detracted from its total return. However,

TOP TEN HOLDINGS AS OF OCTOBER 31, 2006
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          10/31/06               4/30/06
--------------------------------------------------------------------------------
Cisco Systems Inc.                          3.2%                  0.9%
--------------------------------------------------------------------------------
Google Inc. Cl A                            3.1%                  1.6%
--------------------------------------------------------------------------------
UnitedHealth
Group Incorporated                          3.0%                  2.7%
--------------------------------------------------------------------------------
International
Game Technology                             2.9%                  2.7%
--------------------------------------------------------------------------------
Electronic Arts Inc.                        2.5%                  2.9%
--------------------------------------------------------------------------------
Fisher Scientific
International                               2.4%                  0.6%
--------------------------------------------------------------------------------
Wells Fargo & Co.                           2.2%                  1.1%
--------------------------------------------------------------------------------
Kohl's Corp.                                2.1%                   --
--------------------------------------------------------------------------------
Apple Computer, Inc.                        2.0%                  0.4%
--------------------------------------------------------------------------------
Procter &
Gamble Co. (The)                            2.0%                  0.9%
--------------------------------------------------------------------------------

*All fund returns referenced in this commentary
 are for Investor Class shares.                                      (continued)

------
5

Ultra - Portfolio Commentary

the portfolio realized positive contributions from financial stocks, primarily commercial banks and diversified financial services firms that benefited from relatively stable interest rates in a growing economy. Stakes in wireless telecommunications companies also limited the portfolio's absolute losses, as did its few investments in the industrials sector.

LAGGING -- AND LEADING -- INDIVIDUAL PERFORMERS

During the latest reporting period, Internet-related businesses accounted for three of our four worst relative individual performers. Those stocks -- eBay,
Yahoo! and Amazon.com -- all encountered mounting revenue and competition concerns. With our focus on stocks exhibiting price momentum and accelerating financial features, we reduced or eliminated our stakes in those companies.

Ultra's second-biggest individual overweight holding, Teva Pharmaceuticals, also ranked among its top five leading detractors. The generic drug maker's stock fell 13% in the period as larger branded-drug rivals, including Merck, introduced generic versions of their own drugs to limit Teva's market presence.

Fortunately, Ultra's largest average overweight holding, International Game
Technology, topped its list of best, not worst, performers. Shares in the slot-machine maker surged 63% as global demand for gaming machines continued to expand.

PORTFOLIO OBJECTIVE & EXPECTATIONS

Ultra seeks long-term capital appreciation for investors who can tolerate short-term share price fluctuation. As part of a diversified investment portfolio, Ultra provides consistent exposure to large-cap growth stocks. We pursue our objective by investing in companies with improving business fundamentals and the ability to sustain above-average growth rates over time.
Our approach seeks industry leaders with competitive advantages, strong management, and a solid financial picture that can support continued improvement and growth. We believe investments in such firms will generate long-term benefits for investors.

TOP FIVE INDUSTRIES AS OF OCTOBER 31, 2006
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          10/31/06               4/30/06
--------------------------------------------------------------------------------
Hotels, Restaurants
& Leisure                                   7.8%                  7.1%
--------------------------------------------------------------------------------
Capital Markets                             7.5%                  2.8%
--------------------------------------------------------------------------------
Communications
Equipment                                   5.8%                  3.5%
--------------------------------------------------------------------------------
Software                                    5.6%                  6.1%
--------------------------------------------------------------------------------
Internet Software
& Services                                  4.6%                  8.5%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          10/31/06               4/30/06
--------------------------------------------------------------------------------
Domestic Common Stocks                      89.8%                 91.6%
--------------------------------------------------------------------------------
Foreign Common Stocks                        8.6%                  7.3%
--------------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                       98.4%                 98.9%
--------------------------------------------------------------------------------
Temporary
Cash Investments                             2.2%                  1.2%
--------------------------------------------------------------------------------
Other Assets
and Liabilities(1)                         (0.6)%                (0.1)%
--------------------------------------------------------------------------------

(1) Includes collateral received for securities lending and other assets and liabilities.

------
6

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2006 to October 31, 2006.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional
Class shares of the American Century Diversified Bond Fund, in an American
Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all
PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell
Education Savings Accounts and IRAs (including traditional, Roth, Rollover,
SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century
Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online.
If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

(continued)

------
7

Shareholder Fee Example (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-----------------------------------------------------------------------------------
                                                        EXPENSES PAID
                          BEGINNING        ENDING       DURING PERIOD*   ANNUALIZED
                        ACCOUNT VALUE   ACCOUNT VALUE      5/1/06 -        EXPENSE
                           5/1/06         10/31/06         10/31/06         RATIO*
-----------------------------------------------------------------------------------
ULTRA SHAREHOLDER FEE EXAMPLE
-----------------------------------------------------------------------------------
ACTUAL
-----------------------------------------------------------------------------------
Investor Class             $1,000         $954.80           $4.88           0.99%
-----------------------------------------------------------------------------------
Institutional Class        $1,000         $956.00           $3.89           0.79%
-----------------------------------------------------------------------------------
Advisor Class              $1,000         $953.90           $6.11           1.24%
-----------------------------------------------------------------------------------
C Class                    $1,000         $949.80           $9.78           1.99%
-----------------------------------------------------------------------------------
R Class                    $1,000         $952.60           $7.33           1.49%
-----------------------------------------------------------------------------------
HYPOTHETICAL
-----------------------------------------------------------------------------------
Investor Class             $1,000       $1,020.21           $5.04           0.99%
-----------------------------------------------------------------------------------
Institutional Class        $1,000       $1,021.22           $4.02           0.79%
-----------------------------------------------------------------------------------
Advisor Class              $1,000       $1,018.95           $6.31           1.24%
-----------------------------------------------------------------------------------
C Class                    $1,000       $1,015.17          $10.11           1.99%
-----------------------------------------------------------------------------------
R Class                    $1,000       $1,017.69           $7.58           1.49%
-----------------------------------------------------------------------------------

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
8

Ultra - Schedule of Investments

OCTOBER 31, 2006

Shares                        ($ IN THOUSANDS)                         Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 98.4%

AEROSPACE & DEFENSE -- 2.9%
--------------------------------------------------------------------------------
     2,419,000    Boeing Co.                                       $    193,181
--------------------------------------------------------------------------------
     3,634,000    United Technologies Corp.                             238,827
--------------------------------------------------------------------------------
                                                                        432,008
--------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS -- 1.8%
--------------------------------------------------------------------------------
     1,811,000    C.H. Robinson Worldwide Inc.(1)                        75,591
--------------------------------------------------------------------------------
     1,628,600    FedEx Corporation                                     186,540
--------------------------------------------------------------------------------
                                                                        262,131
--------------------------------------------------------------------------------

AIRLINES -- 0.9%
--------------------------------------------------------------------------------
     2,721,000    US Airways Group Inc.(2)                              135,669
--------------------------------------------------------------------------------

BEVERAGES -- 1.8%
--------------------------------------------------------------------------------
     4,166,000    PepsiCo, Inc.                                         264,291
--------------------------------------------------------------------------------

BIOTECHNOLOGY -- 2.6%
--------------------------------------------------------------------------------
     3,043,000    Amgen Inc.(2)                                         230,994
--------------------------------------------------------------------------------
     1,903,000    Genentech, Inc.(1)(2)                                 158,520
--------------------------------------------------------------------------------
                                                                        389,514
--------------------------------------------------------------------------------

CAPITAL MARKETS -- 7.5%
--------------------------------------------------------------------------------
     1,733,000    Franklin Resources, Inc.                              197,493
--------------------------------------------------------------------------------
     1,069,000    Goldman Sachs
                  Group, Inc. (The)                                     202,886
--------------------------------------------------------------------------------
     3,165,000    Morgan Stanley                                        241,901
--------------------------------------------------------------------------------
     5,931,000    T. Rowe Price Group Inc.                              280,595
--------------------------------------------------------------------------------
    12,584,000    TD Ameritrade Holding Corp.(1)                        207,258
--------------------------------------------------------------------------------
                                                                      1,130,133
--------------------------------------------------------------------------------

CHEMICALS -- 2.2%
--------------------------------------------------------------------------------
     3,204,000    Ecolab Inc.(1)                                        145,301
--------------------------------------------------------------------------------
     4,255,000    Monsanto Co.                                          188,157
--------------------------------------------------------------------------------
                                                                        333,458
--------------------------------------------------------------------------------

COMMERCIAL BANKS -- 2.2%
--------------------------------------------------------------------------------
     9,232,000    Wells Fargo & Co.(1)                                  335,029
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT -- 5.8%
--------------------------------------------------------------------------------
    19,724,000    Cisco Systems Inc.(2)                                 475,940
--------------------------------------------------------------------------------
     6,935,000    Motorola, Inc.                                        159,921
--------------------------------------------------------------------------------
     6,505,000    QUALCOMM Inc.                                         236,717
--------------------------------------------------------------------------------
                                                                        872,578
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS -- 2.0%
--------------------------------------------------------------------------------
     3,713,000    Apple Computer, Inc.(2)                               301,050
--------------------------------------------------------------------------------

CONSUMER FINANCE -- 1.9%
--------------------------------------------------------------------------------
     5,816,000    SLM Corporation                                       283,123
--------------------------------------------------------------------------------

DIVERSIFIED -- 0.6%
--------------------------------------------------------------------------------
     1,026,000    iShares FTSE/Xinhua
                  China 25 Index Fund(1)                                 87,672
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                         Value
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES -- 2.8%
--------------------------------------------------------------------------------
       333,000    Chicago Mercantile Exchange
                  Holdings Inc.(1)                                 $    166,833
--------------------------------------------------------------------------------
     3,727,000    Moody's Corp.                                         247,100
--------------------------------------------------------------------------------
                                                                        413,933
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES -- 0.6%
--------------------------------------------------------------------------------
     1,511,000    Schlumberger Ltd.                                      95,314
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING -- 3.8%
--------------------------------------------------------------------------------
     2,663,000    Costco Wholesale Corporation                          142,151
--------------------------------------------------------------------------------
    22,611,000    Wal-Mart de Mexico
                  SA de CV, Series V ORD(2)                              78,510
--------------------------------------------------------------------------------
     2,373,000    Wal-Mart Stores, Inc.                                 116,941
--------------------------------------------------------------------------------
     5,375,000    Walgreen Co.                                          234,780
--------------------------------------------------------------------------------
                                                                        572,382
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES -- 4.6%
--------------------------------------------------------------------------------
     4,865,000    Baxter International, Inc.                            223,644
--------------------------------------------------------------------------------
     4,983,000    Stryker Corp.                                         260,562
--------------------------------------------------------------------------------
     2,153,412    Varian Medical Systems, Inc.(2)                       118,136
--------------------------------------------------------------------------------
     1,132,000    Zimmer Holdings Inc.(1)(2)                             81,515
--------------------------------------------------------------------------------
                                                                        683,857
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES -- 4.2%
--------------------------------------------------------------------------------
     2,788,000    Express Scripts, Inc.(2)                              177,651
--------------------------------------------------------------------------------
     9,350,000    UnitedHealth
                  Group Incorporated                                    456,093
--------------------------------------------------------------------------------
                                                                        633,744
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE -- 7.8%
--------------------------------------------------------------------------------
     3,340,000    Carnival Corporation                                  163,059
--------------------------------------------------------------------------------
       457,361    Chipotle Mexican
                  Grill Inc. Cl A(1)(2)                                  27,396
--------------------------------------------------------------------------------
    10,163,000    International Game Technology                         432,029
--------------------------------------------------------------------------------
     3,757,000    McDonald's Corporation                                157,493
--------------------------------------------------------------------------------
     5,925,000    Starbucks Corporation(2)                              223,669
--------------------------------------------------------------------------------
     2,777,000    Yum! Brands, Inc.                                     165,120
--------------------------------------------------------------------------------
                                                                      1,168,766
--------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS -- 2.0%
--------------------------------------------------------------------------------
     4,655,000    Procter & Gamble Co. (The)                            295,080
--------------------------------------------------------------------------------

INSURANCE -- 3.9%
--------------------------------------------------------------------------------
     4,311,000    Aflac Inc.                                            193,650
--------------------------------------------------------------------------------
     2,622,000    Ambac Financial Group, Inc.                           218,910
--------------------------------------------------------------------------------
         1,075    Berkshire Hathaway Inc. Cl A(1)(2)                    113,386
--------------------------------------------------------------------------------
        15,858    Berkshire Hathaway Inc. Cl B(1)(2)                     55,741
--------------------------------------------------------------------------------
                                                                        581,687
--------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES -- 4.6%
--------------------------------------------------------------------------------
     2,256,000    Digital River Inc.(1)(2)(3)                           130,510
--------------------------------------------------------------------------------
     2,933,000    eBay Inc.(2)                                           94,237
--------------------------------------------------------------------------------
       968,000    Google Inc. Cl A(2)                                   461,145
--------------------------------------------------------------------------------
                                                                        685,892
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

------
9

Ultra - Schedule of Investments

OCTOBER 31, 2006

Shares                        ($ IN THOUSANDS)                         Value
--------------------------------------------------------------------------------

IT SERVICES -- 3.0%
--------------------------------------------------------------------------------
     4,812,000    First Data Corp.                                 $    116,691
--------------------------------------------------------------------------------
     1,294,921    Fiserv, Inc.(2)                                        63,969
--------------------------------------------------------------------------------
     6,729,000    Paychex, Inc.                                         265,661
--------------------------------------------------------------------------------
                                                                        446,321
--------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES -- 2.4%
--------------------------------------------------------------------------------
     4,230,000    Fisher Scientific International(2)                    362,173
--------------------------------------------------------------------------------

MACHINERY -- 2.0%
--------------------------------------------------------------------------------
     4,099,000    Danaher Corp.(1)                                      294,185
--------------------------------------------------------------------------------

METALS & MINING -- 0.6%
--------------------------------------------------------------------------------
     1,505,000    Rio Tinto plc ORD                                      83,028
--------------------------------------------------------------------------------

MULTILINE RETAIL -- 3.7%
--------------------------------------------------------------------------------
     4,385,000    Kohl's Corp.(2)                                       309,581
--------------------------------------------------------------------------------
     4,151,000    Target Corp.                                          245,656
--------------------------------------------------------------------------------
                                                                        555,237
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS -- 3.2%
--------------------------------------------------------------------------------
     2,650,000    EnCana Corp.                                          125,849
--------------------------------------------------------------------------------
     2,128,000    Exxon Mobil Corp.                                     151,982
--------------------------------------------------------------------------------
     2,699,000    Suncor Energy Inc.(1)                                 206,878
--------------------------------------------------------------------------------
                                                                        484,709
--------------------------------------------------------------------------------

PHARMACEUTICALS -- 2.2%
--------------------------------------------------------------------------------
     4,397,000    Abbott Laboratories                                   208,902
--------------------------------------------------------------------------------
     3,658,000    Teva Pharmaceutical
                  Industries Ltd. ADR(1)                                120,604
--------------------------------------------------------------------------------
                                                                        329,506
--------------------------------------------------------------------------------

SEMICONDUCTORS &
SEMICONDUCTOR EQUIPMENT -- 2.6%
--------------------------------------------------------------------------------
     3,124,500    ASML Holding N.V.
                  New York Shares(1)(2)                                  71,364
--------------------------------------------------------------------------------
     5,704,000    ASML Holding N.V. ORD(2)                              130,504
--------------------------------------------------------------------------------
     5,682,000    Microchip Technology Inc.(1)                          187,108
--------------------------------------------------------------------------------
                                                                        388,976
--------------------------------------------------------------------------------

SOFTWARE -- 5.6%
--------------------------------------------------------------------------------
     6,076,000    Adobe Systems Inc.(2)                                 232,407
--------------------------------------------------------------------------------
     7,063,000    Electronic Arts Inc.(2)                               373,562
--------------------------------------------------------------------------------
    12,780,000    Oracle Corp.(2)                                       236,047
--------------------------------------------------------------------------------
                                                                        842,016
--------------------------------------------------------------------------------

SPECIALTY RETAIL -- 4.1%
--------------------------------------------------------------------------------
     5,574,000    Bed Bath & Beyond Inc.(2)                             224,577
--------------------------------------------------------------------------------
     5,052,195    CarMax, Inc.(1)(2)(3)                                 223,812
--------------------------------------------------------------------------------
     2,672,000    Lowe's Companies, Inc.                                 80,534
--------------------------------------------------------------------------------
     3,131,000    PETsMART, Inc.(1)                                      90,110
--------------------------------------------------------------------------------
                                                                        619,033
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                         Value
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION  SERVICES -- 2.5%
--------------------------------------------------------------------------------
     6,396,000    America Movil SA de CV
                  Series L ADR                                     $    274,196
--------------------------------------------------------------------------------
     1,563,000    Rogers Communications Inc.
                  Cl B ORD                                               93,616
--------------------------------------------------------------------------------
                                                                        367,812
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $11,375,872)                                                   14,730,307
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 2.2%

Repurchase Agreement, Credit Suisse
First Boston Corp., (collateralized by
various U.S. Treasury obligations,
7.25%, 8/15/22, valued at $109,628),
in a joint trading account at 5.22%,
dated 10/31/06, due 11/1/06
(Delivery value $107,416)                                               107,400
--------------------------------------------------------------------------------

Repurchase Agreement, Merrill Lynch
& Co., Inc., (collateralized by various
U.S. Treasury obligations, 8.75%,
8/15/20, valued at $233,502),
in a joint trading account at 5.22%,
dated 10/31/06, due 11/1/06
(Delivery value $227,933)                                               227,900
--------------------------------------------------------------------------------

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $335,300)                                                         335,300
--------------------------------------------------------------------------------

COLLATERAL RECEIVED
FOR SECURITIES LENDING(4) -- 2.8%

REPURCHASE AGREEMENTS -- 2.8%
--------------------------------------------------------------------------------

Repurchase Agreement, Citigroup
Global Markets Inc., (collateralized
by various U.S. Government Agency
obligations in a pooled account at
the lending agent), 5.31%,
dated 10/31/06, due 11/1/06
(Delivery value $297,873)                                               297,829
--------------------------------------------------------------------------------

Repurchase Agreement, UBS AG,
(collateralized by various U.S.
Government Agency obligations
in a pooled account at the lending
agent), 5.31%, dated 10/31/06,
due 11/1/06 (Delivery value $115,958)                                   115,941
--------------------------------------------------------------------------------

TOTAL COLLATERAL RECEIVED
FOR SECURITIES LENDING
(Cost $413,770)                                                         413,770
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 103.4%
(Cost $12,124,942)                                                   15,479,377
--------------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES -- (3.4)%                                 (506,483)
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                         $ 14,972,894
================================================================================

See Notes to Financial Statements.                                   (continued)

------
10

Ultra - Schedule of Investments

OCTOBER 31, 2006

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                     ($ IN THOUSANDS)
    Contracts to Sell       Settlement Date       Value     Unrealized Gain (Loss)
----------------------------------------------------------------------------------
 49,500,210 CAD for USD        11/30/06        $  44,162             $ 121
----------------------------------------------------------------------------------
 51,050,800 Euro for USD       11/30/06           65,284              (173)
----------------------------------------------------------------------------------
 21,506,450 GBP for USD        11/30/06           41,036              (216)
----------------------------------------------------------------------------------
408,806,880 MXN for USD        11/30/06           37,901               221
----------------------------------------------------------------------------------
                                               $ 188,383             $ (47)
                                             =====================================

(Value on Settlement Date $188,336)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
CAD = Canadian Dollar
FTSE = Financial Times Stock Exchange
GBP = British Pound
MXN = Mexican Nuevo Peso
ORD = Foreign Ordinary Share
USD = United States Dollar

(1) Security, or a portion thereof, was on loan as of October 31, 2006.

(2) Non-income producing.

(3) Affiliated Company: the fund's holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940. (See Note 6 in Notes to Financial Statements for a summary of transactions for each company which is or was an affiliate at or during the year ended October
    31, 2006.)

(4) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions. (See Note 7 in
    Notes to Financial Statements.)

See Notes to Financial Statements.

------
11

Statement of Assets and Liabilities

OCTOBER 31, 2006 (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities -- unaffiliated,
at value (cost of $11,495,706) --
including $53,822 of securities on loan                             $14,711,285
--------------------------------------------------------------
Investment securities -- affiliated,
at value (cost of $215,466) -- including
$354,322 of securities on loan                                          354,322
--------------------------------------------------------------
Investments made with cash collateral
received for securities on loan,
at value (cost of $413,770)                                             413,770
--------------------------------------------------------------------------------
Total investment securities,
at value (cost of $12,124,942)                                       15,479,377
--------------------------------------------------------------
Receivable for investments sold                                         164,756
--------------------------------------------------------------
Receivable for capital shares sold                                            4
--------------------------------------------------------------
Receivable for forward foreign
currency exchange contracts                                                 342
--------------------------------------------------------------
Dividends and interest receivable                                         5,596
--------------------------------------------------------------------------------
                                                                     15,650,075
--------------------------------------------------------------------------------

LIABILITIES
--------------------------------------------------------------------------------
Payable for collateral received
for securities on loan                                                  413,770
--------------------------------------------------------------
Disbursements in excess of demand deposit cash                           19,907
--------------------------------------------------------------
Payable for investments purchased                                       230,524
--------------------------------------------------------------
Payable for capital shares redeemed                                           8
--------------------------------------------------------------
Payable for forward foreign currency exchange contracts                     389
--------------------------------------------------------------
Accrued management fees                                                  12,400
--------------------------------------------------------------
Distribution fees payable                                                    90
--------------------------------------------------------------
Service fees (and distribution fees -- R Class) payable                      93
--------------------------------------------------------------------------------
                                                                        677,181
--------------------------------------------------------------------------------

NET ASSETS                                                          $14,972,894
================================================================================

See Notes to Financial Statements.                                   (continued)

------
12

Statement of Assets and Liabilities

OCTOBER 31, 2006 (AMOUNTS IN THOUSANDS EXCEPT AS NOTED)
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                             $10,629,914
--------------------------------------------------------------
Undistributed net investment income                                          47
--------------------------------------------------------------
Undistributed net realized gain on investment
and foreign currency transactions                                       988,545
--------------------------------------------------------------
Net unrealized appreciation on investments
and translation of assets and
liabilities in foreign currencies                                     3,354,388
--------------------------------------------------------------------------------
                                                                    $14,972,894
================================================================================

INVESTOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                                      $13,481,690,720
--------------------------------------------------------------
Shares outstanding                                                  472,211,762
--------------------------------------------------------------
Net asset value per share                                                $28.55
--------------------------------------------------------------------------------

INSTITUTIONAL CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                                       $1,073,766,809
--------------------------------------------------------------
Shares outstanding                                                   37,154,883
--------------------------------------------------------------
Net asset value per share                                                $28.90
--------------------------------------------------------------------------------

ADVISOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                                         $405,172,650
--------------------------------------------------------------
Shares outstanding                                                   14,415,495
--------------------------------------------------------------
Net asset value per share                                                $28.11
--------------------------------------------------------------------------------

C CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                                           $3,342,048
--------------------------------------------------------------
Shares outstanding                                                      122,578
--------------------------------------------------------------
Net asset value per share                                                $27.26
--------------------------------------------------------------------------------

R CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                                           $8,921,877
--------------------------------------------------------------
Shares outstanding                                                      316,957
--------------------------------------------------------------
Net asset value per share                                                $28.15
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------
13

Statement of Operations

YEAR ENDED OCTOBER 31, 2006 (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
--------------------------------------------------------------------------------
INCOME:
--------------------------------------------------------------
Dividends (including $7,741 from affiliates
and net of foreign taxes withheld of $789)                         $    142,555
--------------------------------------------------------------
Interest                                                                 11,772
--------------------------------------------------------------
Securities lending                                                          948
--------------------------------------------------------------------------------
                                                                        155,275
--------------------------------------------------------------------------------

EXPENSES:
--------------------------------------------------------------
Management fees                                                         178,209
--------------------------------------------------------------
Distribution fees:
--------------------------------------------------------------
  Advisor Class                                                           1,339
--------------------------------------------------------------
  C Class                                                                    35
--------------------------------------------------------------
Service fees:
--------------------------------------------------------------
  Advisor Class                                                           1,339
--------------------------------------------------------------
  C Class                                                                    12
--------------------------------------------------------------
Distribution and service fees -- R Class                                     48
--------------------------------------------------------------
Directors' fees and expenses                                                292
--------------------------------------------------------------
Other expenses                                                               23
--------------------------------------------------------------------------------
                                                                        181,297
--------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                                            (26,022)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain (loss) on investment
and foreign currency transactions
(including $(25,198) from affiliates)                                 1,792,838
--------------------------------------------------------------
Change in net unrealized appreciation
(depreciation) on investments and translation
of assets and liabilities in foreign currencies                      (1,994,803)
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                                (201,965)
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                          $   (227,987)
================================================================================

See Notes to Financial Statements.

------
14

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2006 AND OCTOBER 31, 2005 (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                         2006         2005
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income (loss)                         $   (26,022)   $    19,579
------------------------------------------------
Net realized gain (loss)                               1,792,838      2,243,496
------------------------------------------------
Change in net unrealized
appreciation (depreciation)                           (1,994,803)      (769,938)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                               (227,987)     1,493,137
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
From net investment income:
------------------------------------------------
  Investor Class                                         (22,728)            --
------------------------------------------------
  Institutional Class                                     (4,891)            --
--------------------------------------------------------------------------------
Decrease in net assets from distributions                (27,619)            --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions                       (5,789,519)    (2,985,926)
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                 (6,045,125)    (1,492,789)

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                   21,018,019     22,510,808
--------------------------------------------------------------------------------
End of period                                        $14,972,894    $21,018,019
================================================================================

Undistributed net investment income                          $47        $26,470
================================================================================

See Notes to Financial Statements.

------
15

Notes to Financial Statements

OCTOBER 31, 2006 (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Ultra Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act.
The fund's investment objective is to seek long-term capital growth. The fund pursues this objective by investing primarily in equity securities. The fund generally invests in equity securities of large companies, but may invest in companies of any size. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class, the
Institutional Class, the Advisor Class, the C Class and the R Class. The C Class
may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York
Stock Exchange (the Exchange) is open and may also take place on days when the
Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of Directors or its designee if such fair value determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to fair value a security such as: a security has been declared in default; or
trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

(continued)

------
16

Notes to Financial Statements

OCTOBER 31, 2006 (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

(continued)

------
17

Notes to Financial Statements

OCTOBER 31, 2006 (AMOUNTS IN THOUSANDS)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The
Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy
(strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy.

Effective August 1, 2006, the fund modified its management fee schedule, resulting in lower fee rates. There was no significant impact on the effective annual management fee for the year ended October 31, 2006 resulting from this change.

The annual management fee schedule for each class of the fund is as follows:

--------------------------------------------------------------------------------
                              INVESTOR, C
                                AND R            INSTITUTIONAL        ADVISOR
--------------------------------------------------------------------------------
STRATEGY ASSETS
--------------------------------------------------------------------------------
First $5 billion                 1.000%             0.800%             0.750%
--------------------------------------------------------------------------------
Next $5 billion                  0.980%             0.780%             0.730%
--------------------------------------------------------------------------------
Next $5 billion                  0.970%             0.770%             0.720%
--------------------------------------------------------------------------------
Next $5 billion                  0.960%             0.760%             0.710%
--------------------------------------------------------------------------------
Next $5 billion                  0.950%             0.750%             0.700%
--------------------------------------------------------------------------------
Next $5 billion                  0.900%             0.700%             0.650%
--------------------------------------------------------------------------------
Over $30 billion                 0.800%             0.600%             0.550%
--------------------------------------------------------------------------------

The effective annual management fee for each class of the fund for the year ended October 31, 2006 was 0.99%, 0.79%, 0.74%, 0.99% and 0.99% for the Investor
Class, Institutional Class, Advisor Class, C Class and R Class, respectively.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class (the Advisor
Class plan) and a separate Master Distribution and Individual Shareholder
Services Plan for each of the C Class and R Class (collectively with the Advisor
Class plan, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class and C Class will pay American Century Investment
Services, Inc. (ACIS) the following annual distribution and service fees:

--------------------------------------------------------------------------------
                                       ADVISOR                     C
--------------------------------------------------------------------------------
Distribution Fee                        0.25%                    0.75%
--------------------------------------------------------------------------------
Service Fee                             0.25%                    0.25%
--------------------------------------------------------------------------------

The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for C Class and R Class shares. Fees incurred under the plans during the year ended October 31, 2006, are detailed in the Statement of
Operations.

(continued)

------
18

Notes to Financial Statements

OCTOBER 31, 2006 (AMOUNTS IN THOUSANDS)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The fund has a bank line of credit agreement and securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in
ACC.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2006, were $11,330,795 and $17,217,382, respectively.

For the year ended October 31, 2006, the fund incurred net realized gains of
$195,535 from a redemption in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

--------------------------------------------------------------------------------
                                                         SHARES        AMOUNT
--------------------------------------------------------------------------------
INVESTOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2006
SHARES AUTHORIZED                                      3,500,000
================================================================================
Sold                                                      29,695    $   873,712
------------------------------------------------
Issued in reinvestment of distributions                      700         21,649
------------------------------------------------
Redeemed                                                (209,516)    (6,089,943)
--------------------------------------------------------------------------------
Net increase (decrease)                                 (179,121)   $(5,194,582)
================================================================================
YEAR ENDED OCTOBER 31, 2005
SHARES AUTHORIZED                                      3,500,000
================================================================================
Sold                                                      41,530    $ 1,184,069
------------------------------------------------
Redeemed                                                (152,379)    (4,366,071)
--------------------------------------------------------------------------------
Net increase (decrease)                                 (110,849)   $(3,182,002)
================================================================================

INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2006
SHARES AUTHORIZED                                        200,000
================================================================================
Sold                                                       9,336      $ 278,796
------------------------------------------------
Issued in reinvestment of distributions                      152          4,743
------------------------------------------------
Redeemed                                                 (22,047)      (649,002)
--------------------------------------------------------------------------------
Net increase (decrease)                                  (12,559)     $(365,463)
================================================================================
YEAR ENDED OCTOBER 31, 2005
SHARES AUTHORIZED                                        200,000
================================================================================
Sold                                                      21,128      $ 615,833
------------------------------------------------
Redeemed                                                  (9,862)      (284,976)
--------------------------------------------------------------------------------
Net increase (decrease)                                   11,266      $ 330,857
================================================================================

(continued)

------
19

Notes to Financial Statements

OCTOBER 31, 2006 (AMOUNTS IN THOUSANDS)

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

--------------------------------------------------------------------------------
                                                         SHARES        AMOUNT
--------------------------------------------------------------------------------
ADVISOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2006
SHARES AUTHORIZED                                        100,000
================================================================================
Sold                                                       3,456      $ 100,324
------------------------------------------------
Redeemed                                                 (11,402)      (328,494)
--------------------------------------------------------------------------------
Net increase (decrease)                                   (7,946)     $(228,170)
================================================================================
YEAR ENDED OCTOBER 31, 2005
SHARES AUTHORIZED                                        300,000
================================================================================
Sold                                                       7,767      $ 219,363
------------------------------------------------
Redeemed                                                 (12,891)      (358,139)
--------------------------------------------------------------------------------
Net increase (decrease)                                   (5,124)     $(138,776)
================================================================================

C CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2006
SHARES AUTHORIZED                                        100,000
================================================================================
Sold                                                          23        $   663
------------------------------------------------
Redeemed                                                    (100)        (2,821)
--------------------------------------------------------------------------------
Net increase (decrease)                                      (77)       $(2,158)
================================================================================
YEAR ENDED OCTOBER 31, 2005
SHARES AUTHORIZED                                        100,000
================================================================================
Sold                                                          73        $ 2,036
------------------------------------------------
Redeemed                                                     (56)        (1,563)
--------------------------------------------------------------------------------
Net increase (decrease)                                       17        $   473
================================================================================

R CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2006
SHARES AUTHORIZED                                         50,000
================================================================================
Sold                                                         164        $ 4,791
------------------------------------------------
Redeemed                                                    (138)        (3,937)
--------------------------------------------------------------------------------
Net increase (decrease)                                       26        $   854
================================================================================
YEAR ENDED OCTOBER 31, 2005
SHARES AUTHORIZED                                         50,000
================================================================================
Sold                                                         188        $ 5,384
------------------------------------------------
Redeemed                                                     (65)        (1,862)
--------------------------------------------------------------------------------
Net increase (decrease)                                      123        $ 3,522
================================================================================

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a $500 million unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions.
Borrowings under the agreement bear interest at the Federal Funds rate plus
0.50%. The fund did not borrow from the line during the year ended October 31,
2006.

(continued)

------
20

Notes to Financial Statements

OCTOBER 31, 2006 (AMOUNTS IN THOUSANDS)

6. AFFILIATED COMPANY TRANSACTIONS

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the year ended October 31, 2006 follows:

------------------------------------------------------------------------------------------------------------------
                           SHARE BALANCE  PURCHASE     SALES     REALIZED    DIVIDEND      OCTOBER 31, 2006
                              10/31/05      COST        COST    GAIN (LOSS)   INCOME   SHARE BALANCE  MARKET VALUE
------------------------------------------------------------------------------------------------------------------
Apollo Group Inc.
Cl A(1)(2)                   7,599,000    $ 74,095  $  560,735  $(154,400)        --             --            --
-------------------------
Carmax, Inc.(2)(3)           8,328,000      23,087     120,002     39,044         --      5,052,195      $223,812
-------------------------
Checkfree Corp.(1)(2)        6,813,000          --     170,517     95,200         --             --            --
-------------------------
Digital River Inc.(2)(3)            --     101,064      10,583      1,503         --      2,256,000       130,510
-------------------------
International
Game Technology(1)          16,671,000      19,604     235,964     28,446     $6,908     10,163,000       432,029
-------------------------
PETsMART, Inc.(1)(3)         7,529,000      28,168     148,171    (11,847)       833      3,131,000        90,110
-------------------------
PF Chang's China
Bistro, Inc.(1)(2)             875,000      55,503      87,380    (23,144)        --             --            --
------------------------------------------------------------------------------------------------------------------
                                          $301,521  $1,333,352  $ (25,198)    $7,741                     $876,461
==================================================================================================================

(1) Company was not an affiliate at October 31,
2006.

(2) Non-income
producing.

(3) Security, or a portion thereof, was on loan as of October 31,
2006.

7. SECURITIES LENDING

As of October 31, 2006, securities in the fund valued at $408,144 were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was
$413,770. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due.
If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

8. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended October 31, 2006 and October 31, 2005 were as follows:

--------------------------------------------------------------------------------
                                            2006               2005
--------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM
--------------------------------------------------------------------------------
Ordinary income                            $27,619              --
--------------------------------------------------------------------------------
Long-term capital gains                        --               --
--------------------------------------------------------------------------------

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. Reclassification of
$27,218, $(325,473), and $298,255 between undistributed net investment income, net realized gain (loss), and capital, respectively, include the difference in character of realized gains on redemptions in kind and net operating losses.

(continued)

------
21

Notes to Financial Statements

OCTOBER 31, 2006 (AMOUNTS IN THOUSANDS)

8. FEDERAL TAX INFORMATION (CONTINUED)

As of October 31, 2006, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

--------------------------------------------------------------------------------
Federal tax cost of investments                                     $12,137,552
================================================================================
Gross tax appreciation of investments                                $3,390,282
----------------------------------------------------------
Gross tax depreciation of investments                                   (48,457)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation) of investments                   $3,341,825
================================================================================
Net tax appreciation (depreciation) of
derivatives and translation of assets and
liabilities on foreign currencies                                            --
--------------------------------------------------------------------------------
Net tax appreciation (depreciation)                                  $3,341,825
================================================================================
Undistributed ordinary income                                                --
----------------------------------------------------------
Accumulated long-term gains                                          $1,001,155
--------------------------------------------------------------------------------

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain forward foreign currency contracts and return of capital dividends.

9. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued
Statement of Financial Accounting Standards No. 157, "Fair Value Measurements"
(FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS 157.

10. OTHER TAX INFORMATION (UNAUDITED) ($ IN FULL)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The fund hereby designates $27,619,159 of qualified dividend income for the fiscal year ended October 31, 2006.

The fund hereby designates $135,176,180 of capital gain distributions for the fiscal year ended October 31, 2006.

For corporate taxpayers, ordinary income distributions paid during the fiscal year ended October 31, 2006, of $27,619,159 qualify for the corporate dividends received deduction.

------
22

Ultra - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31
--------------------------------------------------------------------------------
                                               INVESTOR CLASS
--------------------------------------------------------------------------------
                              2006       2005      2004      2003      2002
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period          $29.02     $27.17    $26.01    $21.83    $25.09
--------------------------------------------------------------------------------
Income From
Investment Operations
--------------------------
  Net Investment
  Income (Loss)(1)            (0.06)      0.02     (0.05)    (0.02)     0.06
--------------------------
  Net Realized and
  Unrealized Gain (Loss)      (0.37)      1.83      1.21      4.26     (3.32)
--------------------------------------------------------------------------------
  Total From
  Investment Operations       (0.43)      1.85      1.16      4.24     (3.26)
--------------------------------------------------------------------------------
Distributions
--------------------------
  From Net
  Investment Income           (0.04)       --        --      (0.06)      --
--------------------------------------------------------------------------------
Net Asset Value,
End of Period                $28.55     $29.02    $27.17    $26.01    $21.83
================================================================================
  TOTAL RETURN(2)             (1.51)%     6.81%     4.46%    19.50%   (12.99)%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                      0.99%     0.99%     0.99%     1.00%      0.99%
--------------------------
Ratio of Net
Investment Income (Loss)
to Average Net Assets         (0.15)%     0.09%   (0.20)%   (0.09)%      0.24%
--------------------------
Portfolio
Turnover Rate                     62%       33%       34%       82%        92%
--------------------------
Net Assets,
End of Period
(in millions)                 $13,482   $18,904   $20,708   $21,341    $18,616
--------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
23

Ultra - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31
--------------------------------------------------------------------------------------------
                                                   INSTITUTIONAL CLASS
--------------------------------------------------------------------------------------------
                               2006          2005         2004       2003           2002
--------------------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period           $29.38        $27.44       $26.22     $22.02         $25.24
--------------------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------
  Net Investment
  Income (Loss)(1)              --(2)         0.07         --(2)      0.02           0.11
-------------------------
  Net Realized and
  Unrealized Gain (Loss)       (0.38)         1.87         1.22       4.29          (3.33)
--------------------------------------------------------------------------------------------
  Total From
  Investment Operations        (0.38)         1.94         1.22       4.31          (3.22)
--------------------------------------------------------------------------------------------
Distributions
-------------------------
  From Net
  Investment Income            (0.10)          --           --       (0.11)           --
--------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                 $28.90        $29.38       $27.44     $26.22         $22.02
============================================================================================
  TOTAL RETURN(3)              (1.33)%        7.07%        4.65%     19.66%        (12.76)%

--------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                       0.79%        0.79%        0.79%      0.80%           0.79%
-------------------------
Ratio of Net
Investment Income (Loss)
to Average Net Assets            0.05%        0.29%        0.00%      0.11%           0.44%
-------------------------
Portfolio
Turnover Rate                      62%          33%          34%        82%             92%
-------------------------
Net Assets,
End of Period
(in thousands)              $1,073,767   $1,460,343   $1,055,145   $822,333        $556,316
--------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
24

Ultra - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31
---------------------------------------------------------------------------------
                                                ADVISOR CLASS
---------------------------------------------------------------------------------
                             2006        2005       2004       2003      2002
---------------------------------------------------------------------------------
PER-SHARE DATA
---------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period         $28.61      $26.85     $25.77     $21.62    $24.92
---------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------
  Net Investment
  Income (Loss)(1)           (0.13)      (0.05)     (0.12)     (0.08)      --(2)
-------------------------
  Net Realized and
  Unrealized Gain (Loss)     (0.37)       1.81       1.20       4.24     (3.30)
---------------------------------------------------------------------------------
  Total From
  Investment Operations      (0.50)       1.76       1.08       4.16     (3.30)
---------------------------------------------------------------------------------
Distributions
-------------------------
  From Net
  Investment Income            --          --         --       (0.01)      --
---------------------------------------------------------------------------------
Net Asset Value,
End of Period               $28.11      $28.61     $26.85     $25.77    $21.62
=================================================================================
  TOTAL RETURN(3)            (1.75)%      6.55%      4.19%     19.24%   (13.24)%

---------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------
Ratio of Operating
Expenses to
Average Net Assets             1.24%      1.24%      1.24%      1.25%      1.24%
-------------------------
Ratio of Net
Investment Income (Loss)
to Average Net Assets        (0.40)%    (0.16)%    (0.45)%    (0.34)%    (0.01)%
-------------------------
Portfolio
Turnover Rate                    62%        33%        34%        82%        92%
-------------------------
Net Assets,
End of Period
(in thousands)              $405,173   $639,792   $738,032   $643,144   $391,968
---------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than
$0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
25

Ultra - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31
--------------------------------------------------------------------------------
                                                   C CLASS
--------------------------------------------------------------------------------
                               2006       2005      2004      2003      2002
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period           $27.96     $26.44    $25.57    $21.59    $25.09
--------------------------------------------------------------------------------
Income From
Investment Operations
--------------------------
  Net Investment
  Income (Loss)(1)             (0.34)     (0.26)    (0.32)    (0.26)    (0.19)
--------------------------
  Net Realized and
  Unrealized Gain (Loss)       (0.36)      1.78      1.19      4.24     (3.31)
--------------------------------------------------------------------------------
  Total From
  Investment Operations        (0.70)      1.52      0.87      3.98     (3.50)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period                 $27.26     $27.96    $26.44    $25.57    $21.59
================================================================================
  TOTAL RETURN(2)              (2.50)%     5.75%     3.40%    18.43%   (13.95)%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                       1.99%     1.99%     1.99%     2.00%      1.99%
--------------------------
Ratio of Net
Investment Income (Loss)
to Average Net Assets          (1.15)%   (0.91)%   (1.20)%   (1.09)%    (0.76)%
--------------------------
Portfolio
Turnover Rate                      62%       33%       34%       82%        92%
--------------------------
Net Assets,
End of Period
(in thousands)                  $3,342    $5,601    $4,836    $2,232       $502
--------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
26

Ultra - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
------------------------------------------------------------------------------------------
                                                               R CLASS
------------------------------------------------------------------------------------------
                                              2006          2005      2004        2003(1)
------------------------------------------------------------------------------------------
PER-SHARE DATA
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $28.72        $27.01    $25.99       $24.87
------------------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Income (Loss)(2)             (0.21)        (0.12)    (0.22)       (0.04)
------------------------------------------
  Net Realized and Unrealized Gain (Loss)     (0.36)         1.83      1.24         1.16
------------------------------------------------------------------------------------------
  Total From Investment Operations            (0.57)         1.71      1.02         1.12
------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $28.15        $28.72    $27.01       $25.99
==========================================================================================
  TOTAL RETURN(3)                             (1.98)%        6.33%     3.92%        4.50%

------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                           1.49%     1.44%(4)     1.49%     1.50%(5)
------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                         (0.65)%   (0.36)%(4)   (0.70)%   (0.81)%(5)
------------------------------------------
Portfolio Turnover Rate                           62%          33%       34%       82%(6)
------------------------------------------
Net Assets, End of Period
(in thousands)                                 $8,922       $8,367    $4,545           $3
------------------------------------------------------------------------------------------

(1) August 29, 2003 (commencement of sale) through October 31,
2003.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) During the year ended October 31, 2005, the class received a partial reimbursement of its distribution and service fee. Had fees not been reimbursed the annualized ratio of operating expenses to average net assets and annualized ratio of net investment income (loss) to average net assets would have been 1.49% and (0.41)%, respectively.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 2003.

See Notes to Financial Statements.

------
27

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Ultra Fund, (the "Fund"), one of the mutual funds comprising American Century Mutual Funds, Inc., as of October 31, 2006,
and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ultra
Fund as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of
America.

Deloitte & Touche LLP
Kansas City, Missouri
December 11, 2006

------
28

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century Investment Management, Inc. (ACIM); the fund's principal underwriter, American Century Investment Services, Inc. (ACIS); and
the fund's transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly owned subsidiaries, including
ACIM, ACIS, and ACS. The directors serve in this capacity for seven registered investment companies in the American Century family of funds.

All persons named as officers of the fund also serve in a similar capacity for the other 14 investment companies advised by ACIM or American Century Global
Investment Management, Inc. (ACGIM), unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1980
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Formerly Chief Executive
Officer/Treasurer, Associated Bearings Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
D.D. (DEL) HOCK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1935
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc.
--------------------------------------------------------------------------------

(continued)

------
29

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUND: Advisory Board Member
FIRST YEAR OF SERVICE: 2006
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Principal, Plaza Belmont LLC; Chief
Financial Officer, Plaza Belmont LLC (September 1999 to July 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Saia, Inc. and Entertainment
Properties Trust
--------------------------------------------------------------------------------
DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
FIRST YEAR OF SERVICE: 1995
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Retired Chairman of the Board, Butler Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer
and Founder, Sayers40, Inc., a technology products and service provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Triad Hospitals, Inc.
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1994
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2001
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company (1992 to December 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR.(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1958
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Director and Controlling
Shareholder, ACC; Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1959
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1990
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, ACC (January 2005 to
present); Co-Chairman, ACC (September 2000 to December 2004); Chairman, ACS and
other ACC subsidiaries (April 2005 to September 2006); Director, ACC, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1) James E. Stowers, Jr. is the father of James E. Stowers III.     (continued)

------
30

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC
(September 2000 to present); President, ACC (June 1997 to present); Also serves as: Chairman, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; Chief Executive
Officer, ACIM, ACGIM, ACIS and other ACC subsidiaries (October 2000 to October
2006); President, ACIM, ACGIM and other ACC subsidiaries (September 2002 to
September 2006); Executive Vice President, ACS (January 2005 to September 2006);
Director, ACC, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
JONATHAN THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Executive Vice President
FIRST YEAR OF SERVICE: 2005
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(February 2006 to present); Executive Vice President, ACC (November 2005 to present); Also serves as: President and Chief Executive Officer, ACS; Chief
Financial Officer and Chief Accounting Officer, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; Managing Director, Morgan Stanley (March 2000 to November
2005)
--------------------------------------------------------------------------------
MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer and Senior Vice President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006); Also serves as: Senior Vice President, ACS
--------------------------------------------------------------------------------
DAVID C. TUCKER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1958
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (February 2001
to present); General Counsel, ACC (June 1998 to present); Also serves as: Senior
Vice President and General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present); Controller, various American Century funds (June 1997 to September
2006)
--------------------------------------------------------------------------------
C. JEAN WADE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1964
POSITION(S) HELD WITH FUND: Controller
FIRST YEAR OF SERVICE: 2006
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present)
--------------------------------------------------------------------------------
JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACC (August
2006 to present); Vice President, ACC and certain ACC subsidiaries (October 2001 to August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006);
Also serves as: Senior Vice President, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

------
31

Approval of Management Agreement for Ultra

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the "15(c)
Providers") concerning Ultra (the "fund") and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund under the management agreement;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the fund to the cost of owning a similar fund;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the fund's board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

(continued)

------
32

Approval of Management Agreement for Ultra

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors' decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity.
In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies.
In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund. The Directors also review detailed performance information during the 15(c) Process comparing the fund's performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The fund's performance

(continued)

------
33

Approval of Management Agreement for Ultra

fell below the median for both the one and three year periods during part of the past year. The board discussed the fund's performance with the advisor and was satisfied with the efforts being undertaken by the advisor.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices and that the advisor was not implicated in the industry scandals of 2003 and 2004.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, the expenses incurred by the advisor in providing various functions to the fund, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

(continued)

------
34

Approval of Management Agreement for Ultra

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group.
The unified fee charged to shareholders of the fund was below the median of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule,

(continued)

------
35

Approval of Management Agreement for Ultra

provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, assisted by the advice of legal counsel independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor, negotiated changes to the breakpoint schedule used to calculate the management fee. These changes were proposed by the Directors based on their review of the competitive changes in the mutual fund marketplace and their review of financial information provided by the advisor. The new schedule, effective August 1, 2006, contains lower management fees at certain asset levels than under the existing structure.
Following these negotiations with the advisor, the independent directors concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

------
36

Share Class Information

Five classes of shares are authorized for sale by the fund: Investor Class,
Institutional Class, Advisor Class, C Class and R Class. The total expense ratio of Institutional Class shares is lower than that of Investor Class shares. The total expense ratios of Advisor Class, C Class and R Class shares are higher than that of Investor Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of
Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors.
Advisor Class shares are subject to a 0.50% annual Rule 12b-1 distribution and service fee. The total expense ratio of Advisor Class shares is 0.25% higher than the total expense ratio of Investor Class shares.

C CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for C Class shares is the same as for Investor Class shares. C Class shares also are subject to a Rule 12b-1 distribution and service fee of 1.00%.

R CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. The unified management fee for R Class shares is the same as for Investor Class shares. R Class shares are subject to a 0.50% annual Rule
12b-1 distribution and service fee.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

------
37

Additional Information

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American
Century's website at americancentury.com and on the Securities and Exchange
Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

------
38

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

The NASDAQ COMPOSITE INDEX is a market value-weighted index of all domestic and international common stocks listed on the Nasdaq stock market.

The RUSSELL 1000(reg.sm) GROWTH INDEX measures the performance of those Russell
1000 Index companies (the 1,000 largest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth rates.

The RUSSELL 2000(reg.sm) INDEX is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

------
39

Notes

------
40

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investments                             PRSRT STD
P.O. Box 419200                                      U.S. POSTAGE PAID
Kansas City, MO 64141-6200                            AMERICAN CENTURY
                                                         COMPANIES

The American Century Investments logo, American Century
and American Century Investments are service marks
of American Century Proprietary Holdings, Inc.

0612
SH-ANN-52276S

American Century Investment Services, Inc., Distributor

(c)2006 American Century Proprietary Holdings, Inc. All rights reserved.

AMERICAN CENTURY INVESTMENTS

Annual Report
October 31, 2006

[photo of winter scene]

Growth Fund
Focused Growth Fund
Heritage Fund
Vista(reg.sm) Fund

[american century investments logo and text logo]

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
Founder
American Century Companies, Inc.

/s/James E. Stowers III
James E. Stowers III
Chairman of the Board
American Century Companies, Inc.

We are pleased to provide you with the annual report for the American Century
Growth, Focused Growth, Heritage, and Vista funds for the year ended October 31,
2006. We hope you find this information helpful in monitoring your investment.
Another useful resource we offer is our website, americancentury.com, where we post quarterly portfolio commentaries, the views of senior investment officers and analysts, and other communications about investments, portfolio strategy, personal finance, and the markets.

In its most recent rankings, Dalbar -- which issues customer satisfaction ratings and rankings based on website functionality -- ranked
americancentury.com seventh out of the sites provided by the top 25 fund companies that it believes lead the industry in web-based technology. Our website earned an "Excellent" rating, Dalbar's highest designation.

For most of 2006, our website has linked visitors to information explaining our strategic collaboration with Lance Armstrong and the Lance Armstrong Foundation
(LAF). This campaign, featuring Lance, is designed to encourage investors to take a more active role in planning their financial futures and make every investment decision count. To learn more about the collaboration and the LAF, please visit americancentury.com or www.lanceface.com on the Web and click on the links to related sites.

With the approach of year end and the 2006 tax season, you can also find out more about December fund distributions and tax information via a link from our website. We've posted December distribution estimates for over 50 funds, answers to frequent distribution questions, and online descriptions of all of the tax information we provide to investors.

If you haven't visited americancentury.com yet, we encourage you to do so...it's there to serve you. And so are we. As always, we deeply appreciate your commitment to American Century Investments.

Market Perspective . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
   One-Year Total Returns. . . . . . . . . . . . . . . . . . . . . . . . .  2

GROWTH

FOCUSED GROWTH

HERITAGE

VISTA

FINANCIAL STATEMENTS

OTHER INFORMATION
Management . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 62
Approval of Management Agreements for Growth,

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American
Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Market Perspective

[photo of Mark Mallon]

BY MARK MALLON, CHIEF INVESTMENT OFFICER, AMERICAN CENTURY INVESTMENTS

ECONOMIC GROWTH SURGED, THEN MODERATED

Economic growth -- along with commodity prices, short-term interest rates, and inflation -- surged early in the 12-month period ended October 31, 2006. But growth and inflation moderated in the period's second half, which saw the
Federal Reserve end its two-year string of interest rate hikes.

After a hurricane-related slowdown in the fourth quarter of 2005, U.S. gross domestic product grew in the first quarter of 2006 at a 5.6% annualized pace, the highest level in more than two years. The Fed steadily raised short-term interest rates through June to keep inflation in check, including pressures from soaring commodity prices. The Fed finally snapped its string of rate hikes in
August 2006, leaving its target at 5.25%, a five-year high. By then, economic growth had slowed, dragged down in part by a cooling housing market.

BEST FISCAL-YEAR STOCK RETURNS SINCE 2003

The Fed's pause and expectations for lower interest rates and mild inflation going forward helped produce the best U.S. stock returns for a 12-month fiscal period ended October 31 since 2003. Market rallies beginning and ending the period offset a late-spring/early-summer selloff. Growth stocks flourished in the latter rally, but value stocks outperformed growth for the full reporting period. Likewise, though large-cap stocks gained ground late in the period, small-caps posted higher returns for the entire 12-month stretch.

In the first half of the 12-month period, investors celebrated a dip in crude oil prices and strong economic growth by pushing stock prices higher. The small-cap Russell 2000 Index led the way, surging 18.91%. Sentiment changed in early May, however, when the Fed made it clear that more interest rate hikes might be necessary to control inflation. Between April 30 and July 15, the S&P
500 fell 5.28%, and the Russell 2000 more than doubled that loss as investors desired larger, more stable companies.

The selloff ended in late July after Fed chairman Ben Bernanke predicted inflation would moderate. The Fed's subsequent rate pause in August and plunging energy prices allowed stocks to rebound nicely in the last three months of the reporting period.

ONE-YEAR TOTAL RETURNS
AS OF OCTOBER 31, 2006
--------------------------------------------------------------------------------
S&P 500 Index                                                16.34%
--------------------------------------------------------------------------------
Dow Jones Industrial Average                                 18.47%
--------------------------------------------------------------------------------
Nasdaq Composite Index                                       12.48%
--------------------------------------------------------------------------------

------
2

Growth - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2006
                                        ----------------------------------
                                            AVERAGE ANNUAL RETURNS
------------------------------------------------------------------------------------------
                                                                 SINCE        INCEPTION
                               1 YEAR    5 YEARS   10 YEARS    INCEPTION        DATE
------------------------------------------------------------------------------------------
INVESTOR CLASS                 11.51%     4.35%      6.49%       14.71%       6/30/71(1)
------------------------------------------------------------------------------------------
RUSSELL 1000 GROWTH INDEX(2)   10.84%     4.07%      5.76%       N/A(3)          --
------------------------------------------------------------------------------------------
Institutional Class            11.70%     4.56%       --          5.28%       6/16/97
------------------------------------------------------------------------------------------
Advisor Class                  11.23%     4.09%       --          5.38%        6/4/97
------------------------------------------------------------------------------------------
C Class                        10.39%       --        --          1.68%      11/28/01
------------------------------------------------------------------------------------------
R Class                        10.97%       --        --          8.95%       8/29/03
------------------------------------------------------------------------------------------

(1) Although the fund's actual inception date was 10/31/58, this inception date corresponds with the investment advisor's implementation of its current investment philosophy and practices.

(2) Data provided by Lipper Inc. - A Reuters Company. (c) 2006 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(3) Benchmark began 12/29/78.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

                                                                    (continued)

------
3

Growth - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made October 31, 1996

ONE-YEAR RETURNS OVER 10 YEARS

Periods ended October 31
------------------------------------------------------------------------------------------------
                  1997    1998    1999    2000     2001     2002    2003   2004   2005    2006
------------------------------------------------------------------------------------------------
Investor Class   27.85%  18.53%  36.31%  11.49%  -34.14%  -17.09%  16.62%  6.78%  7.47%  11.51%
------------------------------------------------------------------------------------------------
Russell 1000
Growth Index     30.47%  24.64%  34.25%   9.33%  -39.95%  -19.62%  21.81%  3.38%  8.81%  10.84%
------------------------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

Growth - Portfolio Commentary

PORTFOLIO MANAGERS: PRESCOTT LEGARD AND GREGORY WOODHAMS

PERFORMANCE SUMMARY

Growth returned 11.51%* for the 12 months ended October 31, 2006, compared with the 10.84% return of its benchmark, the Russell 1000 Growth Index and the
9.05%** average return of the 1,686 funds in the Morningstar Large Growth Funds category.

Growth's longer-term performance also remained solid, with average annual returns in excess of its benchmark (see page 3) and the Morningstar category average, which were 4.24% and 5.93% for the five- and 10-year periods ended
October 31, 2006, respectively.

As outlined in the Market Perspective on page 2, a pause in Federal Reserve interest rate hikes and expectations for lower interest rates and mild inflation going forward helped produce U.S. stock index returns in the 10-25% range for the 12-month period. On an absolute basis, every sector contributed to Growth's return except utilities, a tiny portion (less than 1%) of the fund and the index.

Relative to its benchmark, Growth's outperformance resulted largely from effective stock selection across a wide range of sectors, including information technology, industrials, and energy, among others. Indeed, the portfolio's positions outperformed in all but two of the index's sectors -- financial stocks and utilities.

INFORMATION TECHNOLOGY LED OUTPERFORMANCE

Information technology stocks were the leading source of the portfolio's outperformance during the fiscal year. Stock selection in semiconductors contributed significantly, especially an overweight position in Freescale
Semiconductor, a spin-off from Motorola producing chips for a number of wireless and industrial applications. Freescale performed well overall, and received an additional boost near the end of the period after agreeing to be acquired at a significant premium to its existing share price. Coupled with an underweight position in Intel, which performed poorly, these were two of the top-three contributors to relative returns.

Growth also benefited from good stock selection in industrials. For the year, the industrial names in the portfolio were up 19% during the period, compared with 15% for those in the index.

TOP TEN HOLDINGS
AS OF OCTOBER 31, 2006
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        10/31/06               4/30/06
--------------------------------------------------------------------------------
Bank of America Corp.                     3.3%                   --
--------------------------------------------------------------------------------
Cisco Systems Inc.                        3.0%                  3.1%
--------------------------------------------------------------------------------
Intel Corp.                               2.8%                   --
--------------------------------------------------------------------------------
PepsiCo, Inc.                             2.7%                  2.9%
--------------------------------------------------------------------------------
Oracle Corp.                              2.6%                  1.0%
--------------------------------------------------------------------------------
General Electric Co.                      2.6%                  4.2%
--------------------------------------------------------------------------------
Google Inc. Cl A                          2.6%                  1.5%
--------------------------------------------------------------------------------
Schering-Plough Corp.                     2.5%                   --
--------------------------------------------------------------------------------
Emerson Electric Co.                      2.5%                  2.4%
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                     2.2%                   --
--------------------------------------------------------------------------------

*  All fund returns referenced in this commentary are for Investor Class shares.
** (c) 2006 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers:
   (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar
   nor its content providers are responsible for any damages
   or losses arising from any use of this information.               (continued)

------
5

Growth - Portfolio Commentary

Stock selection also had a positive effect in the energy sector, where performance was quite volatile quarter-to-quarter. In general, we avoided firms with exposure to the volatile North American natural gas market; instead, we favored service companies more closely tied to oil companies with well-financed capital expenditure budgets. As a result, Growth's energy holdings were up 20%, compared with 8% for this segment of the index. The portfolio's top contributor in this space was Schlumberger, a global oil-field-services provider that benefited from increased exploration for oil and gas given higher energy prices overall. That helped Schlumberger return 40% for the 12-month period.

Finally, our top contributor for the 12 months was an overweight position in
Archer-Daniels-Midland (ADM), which performed well on the strength of its oilseed and corn processing businesses. ADM drew additional investor interest during the period because it is a leading producer of ethanol, an alternative and additive to gasoline made from corn.

FINANCIALS DETRACTED

The portfolio's performance would have been even better relative to its benchmark but for positioning among financials shares. For the year, Growth's financial holdings were up 14%, compared with 18% for this portion of the index.
Despite an overweight position in this sector, which was among the best-performing segments of the market for the year, disappointing stock selection limited Growth's relative return. In particular, positioning among capital markets shares -- the leading contributor to index returns from the financials sector -- detracted from relative performance.

PORTFOLIO OBJECTIVE & EXPECTATIONS

American Century Growth seeks long-term capital appreciation for investors who can tolerate short-term share price fluctuations. We pursue our objective by continuing to remain fully invested in large companies that are exhibiting sustainable improvement in their businesses. It is our belief that owning such companies will generate outperformance over time versus the Russell 1000 Growth
Index and the other funds in our large-growth peer group.

TOP FIVE INDUSTRIES
AS OF OCTOBER 31, 2006
--------------------------------------------------------------------------------
                                          % OF                 % OF
                                       NET ASSETS           NET ASSETS
                                          AS OF                AS OF
                                        10/31/06              4/30/06
--------------------------------------------------------------------------------
Pharmaceuticals                           7.4%                  3.2%
--------------------------------------------------------------------------------
Software                                  6.7%                  5.3%
--------------------------------------------------------------------------------
Specialty Retail                          5.4%                  4.2%
--------------------------------------------------------------------------------
Diversified
Financial Services                        5.3%                   --
--------------------------------------------------------------------------------
Semiconductors & Semiconductor
Equipment                                 5.1%                  4.6%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                          % OF                 % OF
                                       NET ASSETS           NET ASSETS
                                          AS OF                AS OF
                                        10/31/06              4/30/06
--------------------------------------------------------------------------------
Domestic
Common Stocks                            90.4%                 87.9%
--------------------------------------------------------------------------------
Foreign Common Stocks*                    9.3%                  9.8%
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                      99.7%                 97.7%
--------------------------------------------------------------------------------
Temporary
Cash Investments                          0.4%                  1.5%
--------------------------------------------------------------------------------
Other Assets
and Liabilities                         (0.1)%                  0.8%
--------------------------------------------------------------------------------

* Includes depositary shares, dual listed securities and foreign ordinary shares.

------
6

Growth - Schedule of Investments

OCTOBER 31, 2006

Shares                        ($ IN THOUSANDS)                          Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 99.7%

AEROSPACE & DEFENSE -- 3.6%
--------------------------------------------------------------------------------
          1,000,700   Boeing Co.                                    $   79,916
--------------------------------------------------------------------------------
          1,381,200   United Technologies Corp.                         90,772
--------------------------------------------------------------------------------
                                                                       170,688
--------------------------------------------------------------------------------

AIRLINES -- 1.1%
--------------------------------------------------------------------------------
          1,430,600   Continental Airlines Inc. Cl B(1)                 52,761
--------------------------------------------------------------------------------

BEVERAGES -- 3.1%
--------------------------------------------------------------------------------
            407,200   Anheuser-Busch Companies, Inc.                    19,309
--------------------------------------------------------------------------------
          2,012,700   PepsiCo, Inc.                                    127,686
--------------------------------------------------------------------------------
                                                                       146,995
--------------------------------------------------------------------------------

BIOTECHNOLOGY -- 4.5%
--------------------------------------------------------------------------------
          1,321,500   Amgen Inc.(1)                                    100,316
--------------------------------------------------------------------------------
            540,400   Genentech, Inc.(1)                                45,015
--------------------------------------------------------------------------------
            987,800   Gilead Sciences, Inc.(1)                          68,059
--------------------------------------------------------------------------------
                                                                       213,390
--------------------------------------------------------------------------------

CAPITAL MARKETS -- 2.4%
--------------------------------------------------------------------------------
            253,100   Bear Stearns Companies Inc. (The)                 38,307
--------------------------------------------------------------------------------
            413,900   Goldman Sachs Group, Inc. (The)                   78,554
--------------------------------------------------------------------------------
                                                                       116,861
--------------------------------------------------------------------------------

CHEMICALS -- 0.3%
--------------------------------------------------------------------------------
            319,500   Monsanto Co.                                      14,128
--------------------------------------------------------------------------------

COMMERCIAL BANKS -- 1.6%
--------------------------------------------------------------------------------
            380,500   SunTrust Banks, Inc.                              30,056
--------------------------------------------------------------------------------
          1,260,000   Wells Fargo & Co.                                 45,725
--------------------------------------------------------------------------------
                                                                        75,781
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT -- 5.0%
--------------------------------------------------------------------------------
          5,952,000   Cisco Systems Inc.(1)                            143,622
--------------------------------------------------------------------------------
          4,072,200   Motorola, Inc.                                    93,905
--------------------------------------------------------------------------------
                                                                       237,527
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS -- 3.8%
--------------------------------------------------------------------------------
            622,600   Apple Computer, Inc.(1)                           50,480
--------------------------------------------------------------------------------
          2,394,000   Hewlett-Packard Co.                               92,744
--------------------------------------------------------------------------------
          1,114,500   Network Appliance, Inc.(1)                        40,679
--------------------------------------------------------------------------------
                                                                       183,903
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES -- 5.3%
--------------------------------------------------------------------------------
          2,918,800   Bank of America Corp.                            157,235
--------------------------------------------------------------------------------
          1,995,100   JPMorgan Chase & Co.                              94,648
--------------------------------------------------------------------------------
                                                                       251,883
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION
SERVICES -- 1.5%
--------------------------------------------------------------------------------
          2,133,100   AT&T Inc.                                         73,059
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                          Value
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 4.9%
--------------------------------------------------------------------------------
            849,000   Cooper Industries, Ltd. Cl A                  $   75,943
--------------------------------------------------------------------------------
          1,397,100   Emerson Electric Co.                             117,915
--------------------------------------------------------------------------------
            891,200   Roper Industries Inc.                             42,644
--------------------------------------------------------------------------------
                                                                       236,502
--------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT
& INSTRUMENTS -- 0.4%
--------------------------------------------------------------------------------
            619,100   Tektronix, Inc.                                   18,802
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES -- 2.0%
--------------------------------------------------------------------------------
            545,100   Cameron International Corp.(1)                    27,310
--------------------------------------------------------------------------------
          1,099,000   Schlumberger Ltd.                                 69,324
--------------------------------------------------------------------------------
                                                                        96,634
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING -- 2.2%
--------------------------------------------------------------------------------
          2,173,100   Wal-Mart Stores, Inc.                            107,090
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES -- 4.1%
--------------------------------------------------------------------------------
            186,700   Alcon Inc.                                        19,805
--------------------------------------------------------------------------------
          1,071,800   Baxter International, Inc.                        49,271
--------------------------------------------------------------------------------
          1,349,600   Becton Dickinson & Co.                            94,511
--------------------------------------------------------------------------------
            343,400   Cytyc Corp.(1)                                     9,073
--------------------------------------------------------------------------------
            303,200   DJO Inc.(1)                                       12,198
--------------------------------------------------------------------------------
            253,500   Edwards Lifesciences Corporation(1)               10,883
--------------------------------------------------------------------------------
             16,800   Idexx Laboratories, Inc.(1)                        1,398
--------------------------------------------------------------------------------
                                                                       197,139
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES -- 1.2%
--------------------------------------------------------------------------------
            445,400   Caremark Rx Inc.                                  21,927
--------------------------------------------------------------------------------
            437,400   Laboratory Corp.
                      of America Holdings(1)                            29,958
--------------------------------------------------------------------------------
            217,800   VCA Antech Inc.(1)                                 7,050
--------------------------------------------------------------------------------
                                                                        58,935
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE -- 3.7%
--------------------------------------------------------------------------------
            906,500   Brinker International, Inc.                       42,089
--------------------------------------------------------------------------------
            504,700   Chipotle Mexican Grill Inc. Cl B(1)               29,474
--------------------------------------------------------------------------------
            475,400   Darden Restaurants, Inc.                          19,919
--------------------------------------------------------------------------------
          1,093,900   Hilton Hotels Corporation                         31,636
--------------------------------------------------------------------------------
          1,428,800   Starbucks Corporation(1)                          53,937
--------------------------------------------------------------------------------
                                                                       177,055
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES -- 2.0%
--------------------------------------------------------------------------------
            493,200   Mohawk Industries Inc.(1)                         35,856
--------------------------------------------------------------------------------
          2,140,000   Newell Rubbermaid Inc.                            61,589
--------------------------------------------------------------------------------
                                                                        97,445
--------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS
& ENERGY TRADERS -- 0.7%
--------------------------------------------------------------------------------
            516,200   TXU Corp.                                         32,588
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
7

Growth - Schedule of Investments

OCTOBER 31, 2006

Shares                        ($ IN THOUSANDS)                          Value
--------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES -- 4.7%
--------------------------------------------------------------------------------
          3,505,900   General Electric Co.                          $  123,092
--------------------------------------------------------------------------------
          1,106,100   Textron Inc.                                     100,578
--------------------------------------------------------------------------------
                                                                       223,670
--------------------------------------------------------------------------------

INSURANCE -- 2.0%
--------------------------------------------------------------------------------
            222,200   Endurance Specialty Holdings Ltd.                  7,921
--------------------------------------------------------------------------------
            227,500   PartnerRe Ltd.                                    15,907
--------------------------------------------------------------------------------
          1,410,700   St. Paul Travelers
                      Companies, Inc. (The)                             72,129
--------------------------------------------------------------------------------
                                                                        95,957
--------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES -- 2.6%
--------------------------------------------------------------------------------
            256,800   Google Inc. Cl A(1)                              122,337
--------------------------------------------------------------------------------

IT SERVICES -- 4.5%
--------------------------------------------------------------------------------
          1,107,600   Accenture Ltd. Cl A                               36,451
--------------------------------------------------------------------------------
          1,009,100   International Business
                      Machines Corp.                                    93,171
--------------------------------------------------------------------------------
          3,925,600   Western Union Co. (The)(1)                        86,559
--------------------------------------------------------------------------------
                                                                       216,181
--------------------------------------------------------------------------------

MACHINERY -- 0.4%
--------------------------------------------------------------------------------
            219,300   Deere & Co.                                       18,669
--------------------------------------------------------------------------------

MEDIA -- 0.8%
--------------------------------------------------------------------------------
            676,000   Lamar Advertising Co. Cl A(1)                     38,992
--------------------------------------------------------------------------------

METALS & MINING -- 1.9%
--------------------------------------------------------------------------------
            889,500   Allegheny Technologies Inc.                       70,031
--------------------------------------------------------------------------------
            204,900   Carpenter Technology                              21,922
--------------------------------------------------------------------------------
                                                                        91,953
--------------------------------------------------------------------------------

MULTILINE RETAIL -- 1.5%
--------------------------------------------------------------------------------
            510,700   J.C. Penney Co. Inc.                              38,420
--------------------------------------------------------------------------------
            600,400   Target Corp.                                      35,532
--------------------------------------------------------------------------------
                                                                        73,952
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS -- 1.6%
--------------------------------------------------------------------------------
            124,100   Apache Corp.                                       8,106
--------------------------------------------------------------------------------
          1,428,600   Occidental Petroleum Corp.                        67,059
--------------------------------------------------------------------------------
                                                                        75,165
--------------------------------------------------------------------------------

PERSONAL PRODUCTS -- 0.3%
--------------------------------------------------------------------------------
            401,100   Bare Escentuals Inc.(1)                           12,286
--------------------------------------------------------------------------------

PHARMACEUTICALS -- 7.4%
--------------------------------------------------------------------------------
            208,600   Allergan, Inc.                                    24,093
--------------------------------------------------------------------------------
          1,171,000   Novartis AG ORD                                   71,112
--------------------------------------------------------------------------------
            476,800   Novo Nordisk AS Cl B ORD                          36,014
--------------------------------------------------------------------------------
            401,900   Roche Holding AG ORD                              70,375
--------------------------------------------------------------------------------
          5,486,600   Schering-Plough Corp.                            121,473
--------------------------------------------------------------------------------
            990,100   Teva Pharmaceutical
                      Industries Ltd. ADR                               32,644
--------------------------------------------------------------------------------
                                                                       355,711
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                          Value
--------------------------------------------------------------------------------

SEMICONDUCTORS &
SEMICONDUCTOR EQUIPMENT -- 5.1%
--------------------------------------------------------------------------------
            872,200   Broadcom Corp. Cl A(1)                        $   26,401
--------------------------------------------------------------------------------
          6,197,300   Intel Corp.                                      132,251
--------------------------------------------------------------------------------
          2,396,600   STMicroelectronics N.V.
                      New York Shares                                   41,605
--------------------------------------------------------------------------------
          1,539,900   Texas Instruments Inc.                            46,474
--------------------------------------------------------------------------------
                                                                       246,731
--------------------------------------------------------------------------------

SOFTWARE -- 6.7%
--------------------------------------------------------------------------------
          2,911,200   BEA Systems Inc.(1)                               47,365
--------------------------------------------------------------------------------
            711,100   Business Objects SA ADR(1)                        26,339
--------------------------------------------------------------------------------
            449,900   Cognos, Inc.(1)                                   16,412
--------------------------------------------------------------------------------
            585,900   Electronic Arts Inc.(1)                           30,988
--------------------------------------------------------------------------------
          1,257,700   Microsoft Corporation                             36,109
--------------------------------------------------------------------------------
          6,845,500   Oracle Corp.(1)                                  126,437
--------------------------------------------------------------------------------
          1,983,100   Symantec Corp.(1)                                 39,345
--------------------------------------------------------------------------------
                                                                       322,995
--------------------------------------------------------------------------------

SPECIALTY RETAIL -- 5.4%
--------------------------------------------------------------------------------
            614,800   Abercrombie & Fitch Co.                           47,124
--------------------------------------------------------------------------------
          1,862,000   Gap, Inc. (The)                                   39,139
--------------------------------------------------------------------------------
          1,572,800   Lowe's Companies, Inc.                            47,404
--------------------------------------------------------------------------------
          1,674,200   Office Depot, Inc.(1)                             70,300
--------------------------------------------------------------------------------
          1,847,700   TJX Companies, Inc. (The)                         53,491
--------------------------------------------------------------------------------
                                                                       257,458
--------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS -- 0.9%
--------------------------------------------------------------------------------
            601,100   Polo Ralph Lauren Corp.                           42,678
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES -- 0.5%
--------------------------------------------------------------------------------
            646,800   American Tower Corp. Cl A(1)                      23,298
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $4,070,009)                                                    4,777,199
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 0.4%
--------------------------------------------------------------------------------
Repurchase Agreement, Bank of America
Securities, LLC, (collateralized by various
U.S. Treasury obligations, 4.875%, 10/31/08,
valued at $21,028), in a joint trading account
at 5.24%, dated 10/31/06, due 11/1/06
(Delivery Value $20,603)
(Cost $20,600)                                                          20,600
--------------------------------------------------------------------------------
TOTAL INVESTMENT  SECURITIES -- 100.1%
(Cost $4,090,609)                                                    4,797,799
--------------------------------------------------------------------------------
OTHER ASSETS AND
LIABILITIES -- (0.1)%                                                   (4,757)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                          $4,793,042
================================================================================

See Notes to Financial Statements.                                  (continued)

------
8

Growth - Schedule of Investments

OCTOBER 31, 2006

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                      ($ IN THOUSANDS)

   Contracts to Sell       Settlement Date      Value    Unrealized Gain (Loss)
--------------------------------------------------------------------------------
 105,832,452 CHF for USD      11/30/06         $85,378           $(406)
--------------------------------------------------------------------------------
 125,016,960 DKK for USD      11/30/06          21,445             (79)
--------------------------------------------------------------------------------
                                              $106,823           $(485)
                                             ===================================
(Value on Settlement Date $106,338)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
CHF = Swiss Franc
DKK = Danish Krone
ORD = Foreign Ordinary Share
USD = United States Dollar
(1) Non-income producing.

See Notes to Financial Statements.

------
9

Focused Growth - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2006
                                            --------------
                                            AVERAGE ANNUAL
                                               RETURNS
--------------------------------------------------------------------------------
                                                SINCE            INCEPTION
                               1 YEAR         INCEPTION            DATE
--------------------------------------------------------------------------------
INVESTOR CLASS                  9.13%           8.68%              2/28/05
--------------------------------------------------------------------------------
BLENDED INDEX                  13.57%           9.56%                --
--------------------------------------------------------------------------------
RUSSELL 1000 GROWTH INDEX(1)   10.84%           8.66%                --
--------------------------------------------------------------------------------
S&P 500 INDEX(1)               16.34%          10.45%                --
--------------------------------------------------------------------------------

(1) Data provided by Lipper Inc. - A Reuters Company. (c) 2006 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund is considered non-diversified and has the potential for wide performance swings, both up and down. The fund's investment approach may also result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

                                                                    (continued)

------
10

Focused Growth - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made February 28, 2005

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended October 31
--------------------------------------------------------------------------------
                                                         2005*       2006
--------------------------------------------------------------------------------
Investor Class                                           5.30%       9.13%
--------------------------------------------------------------------------------
Blended index                                            2.53%      13.57%
--------------------------------------------------------------------------------
Russell 1000 Growth Index                                3.62%      10.84%
--------------------------------------------------------------------------------
S&P 500 Index                                            1.44%      16.34%
--------------------------------------------------------------------------------

* From 2/28/05, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund is considered non-diversified and has the potential for wide performance swings, both up and down. The fund's investment approach may also result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
11

Focused Growth - Portfolio Commentary

PORTFOLIO MANAGERS: JOE REILAND AND GREGORY WOODHAMS.

PERFORMANCE SUMMARY

Focused Growth returned 9.13% for the 12 months ended October 31, 2006, compared with the 13.57% return of its blended benchmark. The blended index's return reflects the performance of its equally weighted components, the Russell 1000
Growth Index and the S&P 500 Index, which rose 10.84% and 16.34%, respectively.
At the same time, the 1,686 funds in the Morningstar Large Growth Funds category had an average return of 9.05%.*

As outlined in the Market Perspective on page 2, a pause in Federal Reserve interest rate hikes and expectations for lower interest rates and mild inflation going forward helped produce U.S. stock index returns in the 10-25% range for the 12-month period. In absolute terms, every stock sector made a positive contribution to Focused Growth's return for the year. But in relative terms, the portfolio trailed its benchmark primarily because of positioning among information technology and consumer discretionary shares.

TOP CONTRIBUTORS

One of the key contributors to both absolute and relative performance was
Schlumberger, the largest position in the Focused Growth portfolio. This leading global oil-field-services provider benefited from increased exploration for oil and gas given higher energy prices overall. That helped Schlumberger return 40%
for the 12-month period.

Another of the portfolio's top contributors was food products firm
Archer-Daniels-Midland (ADM), up almost 60% for the year. The company continued
to perform well on the strength of its oilseed and corn processing businesses.
ADM drew additional investor interest because it is a leading producer of the fossil fuel alternatives biodiesel and ethanol.

In industrials, we favored stocks of companies that typically perform better late in economic cycles and that have less interest rate sensitivity, such as capital goods and aerospace and defense firms. Continental Airlines was among the portfolio's biggest contributors to both relative and absolute returns. The company is experiencing good yield and traffic trends, and has a relatively young, efficient fleet of planes. For the year, the stock was up 185%.

INFORMATION TECHNOLOGY, CONSUMER DISCRETIONARY MIXED

Despite positive stock selection in the information technology sector overall,
Focused Growth's relative return was negatively impacted by some of our

TOP TEN HOLDINGS
AS OF OCTOBER 31, 2006
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        10/31/06               4/30/06
--------------------------------------------------------------------------------
Cisco Systems Inc.                        4.4%                  4.1%
--------------------------------------------------------------------------------
Textron Inc.                              4.4%                  4.2%
--------------------------------------------------------------------------------
Hewlett-Packard Co.                       4.3%                  4.1%
--------------------------------------------------------------------------------
Schering-Plough Corp.                     4.3%                   --
--------------------------------------------------------------------------------
Emerson Electric Co.                      4.3%                  4.3%
--------------------------------------------------------------------------------
Baxter International, Inc.                4.2%                   --
--------------------------------------------------------------------------------
Wells Fargo & Co.                         4.1%                  1.3%
--------------------------------------------------------------------------------
St. Paul Travelers
Companies, Inc. (The)                     4.1%                   --
--------------------------------------------------------------------------------
Roche Holding AG ORD                      3.9%                   --
--------------------------------------------------------------------------------
Oracle Corp.                              3.9%                   --
--------------------------------------------------------------------------------

* (c) 2006 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers:
  (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising
  from any use of this information.                                 (continued)

------
12

Focused Growth - Portfolio Commentary

security selections. The two biggest detractors from performance were anti-virus software maker McAfee and communications equipment firm QUALCOMM Inc. McAfee's shares were hurt by concerns that Microsoft would enter the business. Our optimism about QUALCOMM Inc. and other holdings in the communications equipment industry due to the increasing adoption of high-volume wireless communications and rising global usage of the Internet was not rewarded during the period.

However, the portfolio's top contributor to both relative and absolute returns also resided in the information technology space -- Broadcom, a leading chip manufacturer experiencing strong growth in wireless networking. Its products are used in everything from consumer electronics to Internet communications gear.

Mixed returns were also the theme in the consumer discretionary sector, which was home to such significant detractors as Ross Stores, Target Corp., and Weight
Watchers International. At the same time, such stocks as J.C. Penney and Polo
Ralph Lauren were leading contributors on both a relative and absolute basis.

Polo performed well during the period, announcing better-than-expected earnings and operating margin figures, as well as a share buyback plan. J.C. Penney continued to benefit from a decision to close underperforming stores. The firm announced better-than-expected same-store sales figures, as well as rapid growth in Internet sales, and lifted its earnings guidance.

PORTFOLIO OBJECTIVE & EXPECTATIONS

Focused Growth seeks long-term growth and is designed for investors who can tolerate short-term share price fluctuation as they seek to complement current holdings with an aggressive, concentrated growth investment. The portfolio remains fully invested in larger-sized companies that are exhibiting sustainable improvement in their business. We believe this approach will lead to outperformance over time.

That said, shareholders should understand that Focused Growth is a non-diversified fund, meaning its holdings are typically limited to a core group of approximately 25-45 stocks. Stocks advancing in this concentrated portfolio, where a single holding may account for more than 5% of assets, will have a positive impact on performance. However, investors need to be prepared for the other side of the coin: if a large position stumbles, the effect is magnified.

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                         % OF                  % OF
                                      NET ASSETS            NET ASSETS
                                         AS OF                 AS OF
                                       10/31/06               4/30/06
--------------------------------------------------------------------------------
Domestic
Common Stocks                            91.9%                 87.3%
--------------------------------------------------------------------------------
Foreign Common Stocks*                    7.1%                 10.9%
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                      99.0%                 98.2%
--------------------------------------------------------------------------------
Temporary Cash
Investments                               0.6%                  0.6%
--------------------------------------------------------------------------------
Other Assets
and Liabilities                           0.4%                  1.2%
--------------------------------------------------------------------------------

* Includes depositary shares, dual listed securities and foreign ordinary shares.

TOP FIVE INDUSTRIES
AS OF OCTOBER 31, 2006
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        10/31/06               4/30/06
--------------------------------------------------------------------------------
Pharmaceuticals                           8.2%                  4.3%
--------------------------------------------------------------------------------
Electrical Equipment                      7.9%                  4.4%
--------------------------------------------------------------------------------
Health Care
Equipment & Supplies                      7.5%                  7.9%
--------------------------------------------------------------------------------
Specialty Retail                          6.7%                   --
--------------------------------------------------------------------------------
Communications
Equipment                                 6.6%                  6.5%
--------------------------------------------------------------------------------

Focused Growth - Schedule of Investments

------
13

OCTOBER 31, 2006

Shares                        ($ IN THOUSANDS)                           Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 99.0%

AIRLINES -- 1.5%
--------------------------------------------------------------------------------
              6,447   Continental Airlines Inc. Cl B(1)                $   238
--------------------------------------------------------------------------------

BEVERAGES -- 5.9%
--------------------------------------------------------------------------------
              7,861   Anheuser-Busch Companies, Inc.                       373
--------------------------------------------------------------------------------
              8,796   PepsiCo, Inc.                                        558
--------------------------------------------------------------------------------
                                                                           931
--------------------------------------------------------------------------------

BIOTECHNOLOGY -- 0.8%
--------------------------------------------------------------------------------
              1,587   Genentech, Inc.(1)                                   132
--------------------------------------------------------------------------------

CHEMICALS -- 3.3%
--------------------------------------------------------------------------------
             11,859   Monsanto Co.                                         524
--------------------------------------------------------------------------------

COMMERCIAL BANKS -- 4.1%
--------------------------------------------------------------------------------
             18,104   Wells Fargo & Co.                                    657
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT -- 6.6%
--------------------------------------------------------------------------------
             29,074   Cisco Systems Inc.(1)                                701
--------------------------------------------------------------------------------
             14,827   Motorola, Inc.                                       342
--------------------------------------------------------------------------------
                                                                         1,043
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS -- 5.3%
--------------------------------------------------------------------------------
             17,752   Hewlett-Packard Co.                                  688
--------------------------------------------------------------------------------
              4,200   Network Appliance, Inc.(1)                           153
--------------------------------------------------------------------------------
                                                                           841
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES -- 5.4%
--------------------------------------------------------------------------------
             11,096   Bank of America Corp.                                598
--------------------------------------------------------------------------------
              5,273   JPMorgan Chase & Co.                                 250
--------------------------------------------------------------------------------
                                                                           848
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 7.9%
--------------------------------------------------------------------------------
              6,332   Cooper Industries, Ltd. Cl A                         566
--------------------------------------------------------------------------------
              8,021   Emerson Electric Co.                                 678
--------------------------------------------------------------------------------
                                                                         1,244
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES -- 3.1%
--------------------------------------------------------------------------------
              7,922   Schlumberger Ltd.                                    500
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES -- 7.5%
--------------------------------------------------------------------------------
             14,624   Baxter International, Inc.                           672
--------------------------------------------------------------------------------
             12,134   Edwards Lifesciences
                      Corporation(1)                                       521
--------------------------------------------------------------------------------
                                                                         1,193
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES -- 3.1%
--------------------------------------------------------------------------------

              7,165   Laboratory Corp.
                      of America Holdings(1)                               491
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES -- 1.8%
--------------------------------------------------------------------------------
              9,700   Newell Rubbermaid Inc.                               279
--------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES -- 4.4%
--------------------------------------------------------------------------------
              7,581   Textron Inc.                                         689
--------------------------------------------------------------------------------

INSURANCE -- 4.1%
--------------------------------------------------------------------------------
             12,722   St. Paul Travelers
                      Companies, Inc. (The)                                650
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                           Value
--------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES -- 1.7%
--------------------------------------------------------------------------------
                549   Google Inc. Cl A(1)                              $   262
--------------------------------------------------------------------------------

METALS & MINING -- 1.9%
--------------------------------------------------------------------------------
                527   Allegheny Technologies Inc.                           41
--------------------------------------------------------------------------------
              2,418   Carpenter Technology                                 259
--------------------------------------------------------------------------------
                                                                           300
--------------------------------------------------------------------------------

MULTILINE RETAIL -- 3.4%
--------------------------------------------------------------------------------
              7,073   J.C. Penney Co. Inc.                                 532
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS -- 0.5%
--------------------------------------------------------------------------------
              2,062   Occidental Petroleum Corp.                            97
--------------------------------------------------------------------------------

PHARMACEUTICALS -- 8.2%
--------------------------------------------------------------------------------
              3,520   Roche Holding AG ORD                                 616
--------------------------------------------------------------------------------
             30,712   Schering-Plough Corp.                                681
--------------------------------------------------------------------------------
                                                                         1,297
--------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT -- 3.6%
--------------------------------------------------------------------------------
             12,673   Intel Corp.                                          270
--------------------------------------------------------------------------------
             10,000   Texas Instruments Inc.                               302
--------------------------------------------------------------------------------
                                                                           572
--------------------------------------------------------------------------------

SOFTWARE -- 5.3%
--------------------------------------------------------------------------------
             33,286   Oracle Corp.(1)                                      615
--------------------------------------------------------------------------------
             11,306   Symantec Corp.(1)                                    224
--------------------------------------------------------------------------------
                                                                           839
--------------------------------------------------------------------------------

SPECIALTY RETAIL -- 6.7%
--------------------------------------------------------------------------------
             13,574   Office Depot, Inc.(1)                                570
--------------------------------------------------------------------------------
             17,045   TJX Companies, Inc. (The)                            493
--------------------------------------------------------------------------------
                                                                         1,063
--------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS -- 2.9%
--------------------------------------------------------------------------------
              6,394   Polo Ralph Lauren Corp.                              454
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $14,496)                                                          15,676
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 0.6%
--------------------------------------------------------------------------------
Repurchase Agreement, Bank of America
Securities, LLC, (collateralized by various
U.S. Treasury obligations, 4.875%, 10/31/08,
valued at $102), in a joint trading account
at 5.24%, dated 10/31/06, due 11/1/06
(Delivery Value $100)
(Cost $100)                                                                100
--------------------------------------------------------------------------------
TOTAL INVESTMENT
SECURITIES -- 99.6%
(Cost $14,596)                                                          15,776
--------------------------------------------------------------------------------
OTHER ASSETS AND
LIABILITIES -- 0.4%                                                         61
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                             $15,837
================================================================================

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

See Notes to Financial Statements.                                  (continued)

------
14

Focused Growth - Schedule of Investments

OCTOBER 31, 2006

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                    ($ IN THOUSANDS)

  Contracts to Sell     Settlement Date       Value     Unrealized Gain (Loss)
--------------------------------------------------------------------------------
 458,937 CHF for USD       11/30/06           $370               $(2)
                                           =====================================
(Value on Settlement Date $368)

NOTES TO SCHEDULE OF INVESTMENTS

CHF = Swiss Franc
ORD = Foreign Ordinary Share
USD = United States Dollar
(1) Non-income producing.

See Notes to Financial Statements.

------
15

Heritage - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2006
                                             -------------------------------
                                                 AVERAGE ANNUAL RETURNS
----------------------------------------------------------------------------------------
                                                                   SINCE      INCEPTION
                                  1 YEAR     5 YEARS  10 YEARS   INCEPTION      DATE
----------------------------------------------------------------------------------------
INVESTOR CLASS                    16.26%      9.11%     9.14%    12.13%       11/10/87
----------------------------------------------------------------------------------------
RUSSELL MIDCAP GROWTH INDEX(1)    14.51%     10.62%     8.73%    12.26%(2)       --
----------------------------------------------------------------------------------------
RUSSELL MIDCAP INDEX(1)           17.41%     14.80%    12.29%    14.12%(2)       --
----------------------------------------------------------------------------------------
Institutional Class               16.59%      9.33%      --       8.04%        6/16/97
----------------------------------------------------------------------------------------
Advisor Class                     15.96%      8.84%      --       7.07%        7/11/97
----------------------------------------------------------------------------------------
C Class                           15.11%      8.03%      --       3.39%        6/26/01
----------------------------------------------------------------------------------------

(1) Data provided by Lipper Inc. - A Reuters Company. (c) 2006 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(2) Since 10/31/87, the date nearest the Investor Class's inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

                                                                    (continued)

------
16

Heritage - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made October 31, 1996

ONE-YEAR RETURNS OVER 10 YEARS

Periods ended October 31
-------------------------------------------------------------------------------------------------------
                       1997     1998    1999    2000     2001     2002    2003    2004    2005    2006
-------------------------------------------------------------------------------------------------------
Investor Class        29.56%  -15.87%  30.71%  62.61%  -33.08%  -10.07%  18.33%  -0.09%  25.16%  16.26%
-------------------------------------------------------------------------------------------------------
Russell Midcap
Growth Index          24.61%    2.43%  37.66%  38.67%  -42.78%  -17.61%  39.30%   8.77%  15.91%  14.51%
-------------------------------------------------------------------------------------------------------
Russell Midcap Index  28.77%    4.46%  17.12%  23.73%  -18.02%   -8.02%  35.88%  15.09%  18.09%  17.41%
-------------------------------------------------------------------------------------------------------

Data presented reflect past pformance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
17

Heritage - Portfolio Commentary

PORTFOLIO MANAGERS: KURT STALZER AND DAVID ROSE

PERFORMANCE SUMMARY

Heritage gained 16.26%* during the 12 months ended October 31, 2006, trailing the 17.41% return of the Russell Midcap Index but surpassing the 14.51% return of the Russell Midcap Growth Index.

As outlined in the Market Perspective on page 2, a pause in Federal Reserve interest rate hikes and expectations for lower interest rates and mild inflation going forward helped produce U.S. stock index returns in the 10-25% range for the 12-month period. An overweight position in the wireless telecommunication industry and well-timed sector position shifts in industrials and information technology helped the portfolio outperform the Russell Midcap Growth Index.
Relatively weaker returns in the health care and financials sectors contributed to modest underperformance compared with the overall Russell Midcap Index.

It's worth noting that Heritage ranked in the top 18th (out of 997 funds), 35th
(651 funds), and 37th (241 funds) percentiles among its Morningstar Mid-Cap
Growth category, for the one-, five- and 10-year periods ended October 31,
2006,** respectively.

INVESTMENT PROCESS PAID OFF

For the second straight fiscal year, we reaped our biggest relative and absolute gains from an overweight stake in the wireless telecommunications industry. The portfolio's investments in that industry -- centered on two cellular providers in the Latin American market -- composed a significant share of the portfolio's total return.

Meanwhile, our focus on companies with accelerating financial growth and share price momentum helped us adjust our weighting of two key sectors at opportune times. We raised our stake in industrials in the first half of the period, when rising commodity prices and capital investment boosted stocks in that sector.
Later, in accordance with our investment process, we reduced our industrials exposure in the second half of the period, when the sector lost steam as the economy slowed.

Likewise, we reduced our stake in information technology early in the reporting period, when the sector was out of favor. But as technology gained favor late in the period, we increased our exposure to the sector. For the full 12-month period, our underweight position in technology benefited the portfolio.

WIRELESS STOCKS LED PERFORMANCE

The portfolio's five biggest overweight stocks also ranked as its top five

TOP TEN HOLDINGS
AS OF OCTOBER 31, 2006
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                        NET ASSETS           NET ASSETS
                                          AS OF                 AS OF
                                        10/31/06               4/30/06
--------------------------------------------------------------------------------
NII Holdings, Inc. Cl B                  10.4%                  6.5%
--------------------------------------------------------------------------------
Precision Castparts Corp.                 5.7%                  3.9%
--------------------------------------------------------------------------------
Alliance Data Systems Corp.               4.9%                  3.1%
--------------------------------------------------------------------------------
America Movil SA de CV
Series L ADR                              4.6%                  3.2%
--------------------------------------------------------------------------------
Aker Kvaerner ASA ORD                     4.4%                  2.8%
--------------------------------------------------------------------------------
Las Vegas Sands Corp.                     3.8%                  2.1%
--------------------------------------------------------------------------------
National Oilwell
Varco, Inc.                               3.4%                  0.8%
--------------------------------------------------------------------------------
Hologic, Inc.                             3.1%                  0.5%
--------------------------------------------------------------------------------
Caremark Rx Inc.                          3.0%                   --
--------------------------------------------------------------------------------
BE Aerospace, Inc.                        2.8%                  0.8%
--------------------------------------------------------------------------------

*  All fund returns referenced in this commentary are for Investor Class shares.
** (c) 2006 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers:
   (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar Rankings are based
   on risk adjusted returns.                                        (continued)

------
18

Heritage - Portfolio Commentary

contributors. The two cellular providers focused on the Latin American market,
NII Holdings and America Movil SA de CV, accounted for a combined 11% of the portfolio's average weight in the 12-month period and represented the largest and third-largest overweight individual positions, respectively. They also finished first and second on the portfolio's list of top contributors, with
NII's shares gaining 57% and America Movil's rising 68%.

In addition to the cellular investments, top contributors included a stake in
Aker Kvaerner ASA, a Norway-based maker of processing equipment for oil and gas companies. They also included a stake in Precision Castparts, a manufacturer of metal components for aerospace and industrial applications. Precision benefited from a rebound in aircraft industry orders.

HEALTH CARE INFECTED RETURNS

Five of the portfolio's 10 worst relative performers resided in the health care sector, where we maintained a detrimental overweight position. Prescription manager Caremark and managed care provider Aetna led the list of the sector's leading detractors. Shares in both declined as the entire health care services industry battled concerns about tightening profit margins and slowing increases in managed care premiums.

An underweight stake in financials and weak security selection in that sector also reduced relative returns. Most of the sector benefited from relatively stable long-term interest rates, expectations of declining short-term interest rates in 2007, and sound market returns that bolstered interest in capital markets.

Shares of Heritage's leading underperformer and one of its top 10 overweight positions, National Oilwell Varco, mostly reflected a downward trend in crude oil prices late in the 12-month period.

PORTFOLIO OBJECTIVE & EXPECTATIONS

Heritage is designed as a long-term growth component of a diversified investment portfolio. It's best suited for investors who are seeking to diversify larger-cap holdings and who can tolerate significant short-term price fluctuations. Our process focuses on medium-sized and smaller companies with accelerating earnings growth rates and share price momentum.

We believe that active investing in such companies will generate outperformance over time compared with the Russell Midcap and Midcap Growth Indices.

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                         % OF                  % OF
                                      NET ASSETS            NET ASSETS
                                         AS OF                 AS OF
                                       10/31/06               4/30/06
--------------------------------------------------------------------------------
Domestic
Common Stocks                            79.5%                 80.6%
--------------------------------------------------------------------------------
Foreign Common Stocks*                   20.4%                 19.3%
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                      99.9%                 99.9%
--------------------------------------------------------------------------------
Temporary
Cash Investments                          0.3%                  1.5%
--------------------------------------------------------------------------------
Other Assets
and Liabilities                         (0.2)%                (1.4)%
--------------------------------------------------------------------------------

* Includes depositary shares, dual listed securities and foreign ordinary shares.

TOP FIVE INDUSTRIES
AS OF OCTOBER 31, 2006
--------------------------------------------------------------------------------
                                          % OF                 % OF
                                       NET ASSETS           NET ASSETS
                                          AS OF                AS OF
                                        10/31/06              4/30/06
--------------------------------------------------------------------------------
Wireless Telecommunication
Services                                 17.3%                  9.6%
--------------------------------------------------------------------------------
Energy Equipment
& Services                                9.5%                 13.8%
--------------------------------------------------------------------------------
Aerospace & Defense                       9.0%                  6.4%
--------------------------------------------------------------------------------
Hotels, Restaurants
& Leisure                                 5.3%                  7.9%
--------------------------------------------------------------------------------
Health Care Equipment
& Supplies                                5.1%                  0.7%
--------------------------------------------------------------------------------

------
19

Heritage - Schedule of Investments

OCTOBER 31, 2006

Shares                        ($ IN THOUSANDS)                          Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 99.9%

AEROSPACE & DEFENSE -- 9.0%
--------------------------------------------------------------------------------
          1,266,885   BE Aerospace, Inc.(1)                         $   32,027
--------------------------------------------------------------------------------
             73,200   Boeing Co.                                         5,846
--------------------------------------------------------------------------------
            966,000   Precision Castparts Corp.                         65,746
--------------------------------------------------------------------------------
                                                                       103,619
--------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS -- 0.2%
--------------------------------------------------------------------------------
             72,468   UTI Worldwide Inc.                                 1,873
--------------------------------------------------------------------------------

BEVERAGES -- 0.2%
--------------------------------------------------------------------------------
            132,800   C&C Group plc ORD                                  2,208
--------------------------------------------------------------------------------

BIOTECHNOLOGY -- 4.0%
--------------------------------------------------------------------------------
            239,500   CSL Ltd. ORD                                      10,406
--------------------------------------------------------------------------------
            136,700   Digene Corp.(1)                                    6,347
--------------------------------------------------------------------------------
            425,400   Gilead Sciences, Inc.(1)                          29,310
--------------------------------------------------------------------------------
                                                                        46,063
--------------------------------------------------------------------------------

CHEMICALS -- 1.8%
--------------------------------------------------------------------------------
            473,060   Monsanto Co.                                      20,919
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES -- 1.3%
--------------------------------------------------------------------------------
            317,826   Corrections Corp. of America(1)                   14,521
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT -- 0.7%
--------------------------------------------------------------------------------
             73,600   Research In Motion Ltd.(1)                         8,647
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS -- 2.0%
--------------------------------------------------------------------------------
            288,227   Apple Computer, Inc.(1)                           23,369
--------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING -- 1.8%
--------------------------------------------------------------------------------
            465,155   Foster Wheeler Ltd.(1)                            20,909
--------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT
& INSTRUMENTS -- 1.5%
--------------------------------------------------------------------------------
            526,424   Daktronics Inc.                                   12,482
--------------------------------------------------------------------------------
            145,500   FLIR Systems, Inc.(1)                              4,647
--------------------------------------------------------------------------------
                                                                        17,129
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES -- 9.5%
--------------------------------------------------------------------------------
            211,800   Acergy SA ORD(1)                                   3,832
--------------------------------------------------------------------------------
            487,540   Aker Kvaerner ASA ORD                             50,725
--------------------------------------------------------------------------------
            113,479   Cameron International Corp.(1)                     5,685
--------------------------------------------------------------------------------
            652,356   National Oilwell Varco, Inc.(1)                   39,402
--------------------------------------------------------------------------------
            112,400   Noble Corp.                                        7,879
--------------------------------------------------------------------------------
             64,900   Oceaneering International, Inc.(1)                 2,336
--------------------------------------------------------------------------------
                                                                       109,859
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING -- 2.4%
--------------------------------------------------------------------------------
            624,392   CVS Corp.                                         19,594
--------------------------------------------------------------------------------
            291,775   Great Atlantic & Pacific Tea Co.(1)                8,073
--------------------------------------------------------------------------------
                                                                        27,667
--------------------------------------------------------------------------------

FOOD PRODUCTS -- 0.5%
--------------------------------------------------------------------------------
            144,200   Archer-Daniels-Midland Co.                         5,552
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                          Value
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT  & SUPPLIES -- 5.1%
--------------------------------------------------------------------------------
            190,150   Conceptus Inc.(1)                             $    3,769
--------------------------------------------------------------------------------
            736,832   Hologic, Inc.(1)                                  35,478
--------------------------------------------------------------------------------
            152,779   Inverness Medical
                      Innovations, Inc.(1)                               5,758
--------------------------------------------------------------------------------
            224,900   Mentor Corp.                                      10,525
--------------------------------------------------------------------------------
             86,600   West Pharmaceutical
                      Services Inc.                                      3,641
--------------------------------------------------------------------------------
                                                                        59,171
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES -- 4.9%
--------------------------------------------------------------------------------
            253,700   AMN Healthcare Services, Inc.(1)                   6,416
--------------------------------------------------------------------------------
            706,600   Caremark Rx Inc.                                  34,787
--------------------------------------------------------------------------------
             40,900   Healthways, Inc.(1)                                1,732
--------------------------------------------------------------------------------
            277,492   Quest Diagnostics Inc.                            13,802
--------------------------------------------------------------------------------
                                                                        56,737
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE -- 5.3%
--------------------------------------------------------------------------------
             93,700   Harrah's Entertainment, Inc.                       6,965
--------------------------------------------------------------------------------
            154,800   InterContinental Hotels
                      Group plc ORD                                      2,980
--------------------------------------------------------------------------------
            185,300   International Game Technology                      7,877
--------------------------------------------------------------------------------
            573,750   Las Vegas Sands Corp.(1)                          43,719
--------------------------------------------------------------------------------
                                                                        61,541
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES -- 0.2%
--------------------------------------------------------------------------------
            496,627   Consorcio ARA SA de CV ORD                         2,815
--------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES -- 2.2%
--------------------------------------------------------------------------------
            574,737   McDermott International, Inc.(1)                  25,691
--------------------------------------------------------------------------------

INSURANCE -- 4.0%
--------------------------------------------------------------------------------
             76,300   CNA Financial Corp.(1)                             2,857
--------------------------------------------------------------------------------
             40,100   Everest Re Group, Ltd.                             3,977
--------------------------------------------------------------------------------
            269,100   HCC Insurance Holdings, Inc.                       9,058
--------------------------------------------------------------------------------
            776,830   Loews Corp.                                       30,235
--------------------------------------------------------------------------------
                                                                        46,127
--------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL -- 0.7%
--------------------------------------------------------------------------------
            214,641   Priceline.com Inc.(1)                              8,648
--------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES -- 2.2%
--------------------------------------------------------------------------------
            307,575   Digital River Inc.(1)                             17,793
--------------------------------------------------------------------------------
            384,588   ValueClick Inc.(1)                                 7,230
--------------------------------------------------------------------------------
                                                                        25,023
--------------------------------------------------------------------------------

IT SERVICES -- 4.9%
--------------------------------------------------------------------------------
            934,789   Alliance Data Systems Corp.(1)                    56,760
--------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES -- 4.9%
--------------------------------------------------------------------------------
            347,854   Covance Inc.(1)                                   20,349
--------------------------------------------------------------------------------
            262,298   ICON plc ADR(1)                                    9,411
--------------------------------------------------------------------------------
            830,246   Pharmaceutical Product
                      Development, Inc.                                 26,278
--------------------------------------------------------------------------------
                                                                        56,038
--------------------------------------------------------------------------------

------
20

See Notes to Financial Statements.                                  (continued)

Heritage - Schedule of Investments

OCTOBER 31, 2006

Shares                        ($ IN THOUSANDS)                          Value
--------------------------------------------------------------------------------

MEDIA -- 1.0%
--------------------------------------------------------------------------------
            225,282   Focus Media
                      Holding Ltd. ADR(1)                           $   11,915
--------------------------------------------------------------------------------

METALS & MINING -- 1.5%
--------------------------------------------------------------------------------
             94,875   Allegheny Technologies Inc.                        7,470
--------------------------------------------------------------------------------
             93,300   RTI International Metals, Inc.(1)                  5,721
--------------------------------------------------------------------------------
            127,216   Titanium Metals Corp.(1)                           3,750
--------------------------------------------------------------------------------
                                                                        16,941
--------------------------------------------------------------------------------

MULTI-UTILITIES -- 0.9%
--------------------------------------------------------------------------------
            186,700   Sempra Energy                                      9,903
--------------------------------------------------------------------------------

MULTILINE RETAIL -- 1.8%
--------------------------------------------------------------------------------
            298,394   Kohl's Corp.(1)                                   21,067
--------------------------------------------------------------------------------

PERSONAL PRODUCTS -- 0.6%
--------------------------------------------------------------------------------
            207,599   Bare Escentuals Inc.(1)                            6,359
--------------------------------------------------------------------------------

PHARMACEUTICALS -- 2.6%
--------------------------------------------------------------------------------
            121,185   Forest Laboratories, Inc.(1)                       5,931
--------------------------------------------------------------------------------
             48,400   Medicis Pharmaceutical
                      Corp. Cl A                                         1,696
--------------------------------------------------------------------------------
            205,200   Shire plc ADR                                     11,255
--------------------------------------------------------------------------------
            569,597   Shire plc ORD                                     10,393
--------------------------------------------------------------------------------
                                                                        29,275
--------------------------------------------------------------------------------

SOFTWARE -- 2.9%
--------------------------------------------------------------------------------
            103,968   Micros Systems, Inc.(1)                            5,165
--------------------------------------------------------------------------------
            125,800   Nintendo Co., Ltd. ORD                            25,736
--------------------------------------------------------------------------------
            146,700   Parametric Technology Corp.(1)                     2,867
--------------------------------------------------------------------------------
                                                                        33,768
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                          Value
--------------------------------------------------------------------------------

SPECIALTY RETAIL -- 2.0%
--------------------------------------------------------------------------------
            329,100   GameStop Corp. Cl A(1)                        $   16,804
--------------------------------------------------------------------------------
            212,600   Rent-A-Center Inc.(1)                              6,114
--------------------------------------------------------------------------------
                                                                        22,918
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES -- 17.3%
--------------------------------------------------------------------------------
          1,249,840   America Movil SA de CV
                      Series L ADR                                      53,581
--------------------------------------------------------------------------------
            454,402   Millicom International
                      Cellular SA(1)                                    22,666
--------------------------------------------------------------------------------
          1,849,928   NII Holdings, Inc. Cl B(1)                       120,300
--------------------------------------------------------------------------------
             53,300   Rogers Communications Inc.
                      Cl B ORD                                           3,192
--------------------------------------------------------------------------------
                                                                       199,739
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $930,169)                                                      1,152,771
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 0.3%
--------------------------------------------------------------------------------
Repurchase Agreement, Bank of America
Securities, LLC, (collateralized by various
U.S. Treasury obligations, 4.875%, 10/31/08,
valued at $4,083), in a joint trading account
at 5.24%, dated 10/31/06, due 11/1/06
(Delivery Value $4,001)
(Cost $4,000)                                                            4,000
--------------------------------------------------------------------------------
TOTAL INVESTMENT  SECURITIES -- 100.2%
(Cost $934,169)                                                      1,156,771
--------------------------------------------------------------------------------
OTHER ASSETS
AND LIABILITIES -- (0.2)%                                               (2,106)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                          $1,154,665
================================================================================

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                           ($ IN THOUSANDS)

      Contracts to Sell       Settlement Date        Value     Unrealized Gain (Loss)
-------------------------------------------------------------------------------------
     8,478,300 AUD for USD        11/30/06          $6,563            $(50)
-------------------------------------------------------------------------------------
       830,558 Euro for USD       11/30/06           1,062              (2)
-------------------------------------------------------------------------------------
     4,179,015 GBP for USD        11/30/06           7,974             (42)
-------------------------------------------------------------------------------------
 1,826,616,000 JPY for USD        11/30/06          15,687             (84)
-------------------------------------------------------------------------------------
    69,587,476 MXN for USD        11/30/06           6,452              42
-------------------------------------------------------------------------------------
   191,054,910 NOK for USD        11/30/06          29,279             (11)
-------------------------------------------------------------------------------------
                                                   $67,017           $(147)
                                                =====================================
(Value on Settlement Date $66,870)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
AUD = Australian Dollar
GBP = British Pound
JPY = Japanese Yen
MXN = Mexican Nuevo Peso
NOK = Norwegian Krona
ORD = Foreign Ordinary Share
USD = United States Dollar
(1) Non-income producing.

See Notes to Financial Statements.

------
21

Vista - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2006
                                           --------------------------------
                                                AVERAGE ANNUAL RETURNS
-----------------------------------------------------------------------------------------
                                                                   SINCE      INCEPTION
                                 1 YEAR     5 YEARS   10 YEARS   INCEPTION      DATE
-----------------------------------------------------------------------------------------
INVESTOR CLASS                    9.07%      9.01%      6.14%     10.48%       11/25/83
-----------------------------------------------------------------------------------------
RUSSELL MIDCAP GROWTH INDEX(1)   14.51%     10.62%      8.73%      N/A(2)         --
-----------------------------------------------------------------------------------------
Institutional Class               9.33%      9.23%        --       6.34%       11/14/96
-----------------------------------------------------------------------------------------
Advisor Class                     8.83%      8.76%      5.90%      5.08%        10/2/96
-----------------------------------------------------------------------------------------
C Class                           8.00%      7.94%        --       4.87%        7/18/01
-----------------------------------------------------------------------------------------
R Class                           8.55%        --         --       4.80%        7/29/05
-----------------------------------------------------------------------------------------

(1) Data provided by Lipper Inc. - A Reuters Company. (c) 2006 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(2)  Benchmark began 12/31/85.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

                                                                    (continued)

------
22

Vista - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made October 31, 1996

ONE-YEAR RETURNS OVER 10 YEARS

Periods ended October 31
-------------------------------------------------------------------------------------------------
                  1997     1998    1999    2000     2001     2002    2003   2004    2005   2006
-------------------------------------------------------------------------------------------------
Investor Class    0.29%  -31.94%  66.24%  66.16%  -37.48%  -12.90%  29.41%  9.77%  14.08%  9.07%
-------------------------------------------------------------------------------------------------
Russell Midcap
Growth Index     24.61%    2.43%  37.66%  38.67%  -42.78%  -17.61%  39.30%  8.77%  15.91% 14.51%
-------------------------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
23

Vista - Portfolio Commentary

PORTFOLIO MANAGERS: GLENN FOGLE AND DAVID HOLLOND

PERFORMANCE SUMMARY

Vista gained 9.07%* during the 12 months ended October 31, 2006, trailing the
14.51% return of its benchmark, the Russell Midcap Growth Index.

Vista outperformed its benchmark in the first half of the reporting period as market returns moved higher and the portfolio benefited from overweight stakes in industrials, materials, and telecommunications. Those sectors exhibited attractive price momentum and improving financial returns, two factors crucial to Vista's investment process.

However, the portfolio struggled on both an absolute and relative basis after the market sold off in May 2006. The broad market rebounded late in the reporting period after the Federal Reserve paused its two-year, interest rate-hike campaign in August.

But the portfolio missed the rebound's gains. That's because the market's favor swung toward consumer-oriented and technology stocks, and our picks in those sectors did not perform well. Our underweight positions in energy, health care, and consumer discretionary further detracted from absolute and relative performance.

SECTOR OVERWEIGHTS WORKED WELL

The overweight positions that worked so well for the portfolio in early 2006 accounted for most of its positive contributions for the full 12-month reporting period.

In telecom, Vista's entire stake centered on the wireless industry, including positions in two cellular providers, NII Holdings and America Movil SA de CV, focused on the Latin American market. Both stocks ranked among the portfolio's top three positions in the period, and they also ranked as the two leading individual contributors to its total return.

Vista's biggest contributor to its relative return came from the materials sector. A large overweight position in the metals and mining industry benefited the portfolio, and no individual stock helped more than Titanium Metals. Shares in the maker of lightweight titanium materials surged 149%, reflecting ongoing strong demand from the aircraft industry. Vista also enjoyed solid returns from investments in steelmakers.

TOP TEN HOLDINGS
AS OF OCTOBER 31, 2006
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        10/31/06               4/30/06
--------------------------------------------------------------------------------
NII Holdings, Inc. Cl B                   6.2%                  4.6%
--------------------------------------------------------------------------------
Thermo Electron Corp.                     4.0%                   --
--------------------------------------------------------------------------------
America Movil SA de CV
Series L ADR                              3.5%                  2.4%
--------------------------------------------------------------------------------
Alliance Data
Systems Corp.                             3.0%                  1.0%
--------------------------------------------------------------------------------
Leap Wireless
International, Inc.                       3.0%                   --
--------------------------------------------------------------------------------
SBA Communications
Corp. Cl A                                2.9%                  2.1%
--------------------------------------------------------------------------------
Precision Castparts Corp.                 2.8%                  2.0%
--------------------------------------------------------------------------------
BE Aerospace, Inc.                        2.7%                  1.8%
--------------------------------------------------------------------------------
American Tower
Corp. Cl A                                2.7%                  2.2%
--------------------------------------------------------------------------------
Las Vegas Sands Corp.                     2.6%                  0.9%
--------------------------------------------------------------------------------

* All fund returns referenced in this commentary are
  for Investor Class shares.                                        (continued)

------
24

Vista - Portfolio Commentary

The portfolio's early 2006 focus on companies poised to benefit from increased business spending also led to solid returns in the industrials sector, specifically from an overweight position in construction and engineering. A stake in Foster Wheeler, one of the portfolio's top five overweight positions, performed well as shares in the builder of power plants and refineries advanced
59%.

SECURITY SELECTION REDUCED RETURNS

The portfolio's underperformance versus its benchmark stemmed primarily from stocks picks in health care, consumer discretionary and information technology.
In financials, a sector that boosted the portfolio's total return, security selection also trimmed relative performance.

In health care, an overweight position and poor security selection in health care providers and services hurt the portfolio, as did several stakes in makers of health care equipment and supplies. Meanwhile, weakness in technology spread across a number of industries and included a stake in Intergraph Corp., whose shares plunged in late January after the maker of operational software for businesses and governments reported a decline in quarterly revenue.

The portfolio's worst performer, Houston-based natural gas producer Southwestern
Energy, suffered from a substantial decline in natural gas prices.

PORTFOLIO OBJECTIVE & EXPECTATIONS

Vista is designed as a long-term growth component of a diversified investment portfolio for investors who can tolerate significant short-term price fluctuations. The portfolio adheres to an investment process that identifies mid-sized and smaller companies with accelerating earnings and revenue. We believe this selection strategy will produce solid, long-term gains for investors.

We think the portfolio will perform well in a consistent, directional market, and we're encouraged by the market's behavior since the Fed paused its interest-rate hike campaign. Growth stocks traditionally have performed well after the Fed stops raising rates, and we believe our process works well in such an environment.

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                         % OF                  % OF
                                      NET ASSETS            NET ASSETS
                                         AS OF                 AS OF
                                       10/31/06               4/30/06
--------------------------------------------------------------------------------
Domestic
Common Stocks                            84.8%                 91.2%
--------------------------------------------------------------------------------
Foreign Common Stocks*                   13.6%                  8.8%
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                      98.4%                100.0%
--------------------------------------------------------------------------------
Temporary
Cash Investments                          1.9%                  2.3%
--------------------------------------------------------------------------------
Other Assets
and Liabilities                         (0.3)%                (2.3)%
--------------------------------------------------------------------------------

* Includes depositary shares, dual listed securities and foreign ordinary shares.

TOP FIVE INDUSTRIES
AS OF OCTOBER 31, 2006
--------------------------------------------------------------------------------
                                         % OF                  % OF
                                      NET ASSETS            NET ASSETS
                                         AS OF                 AS OF
                                       10/31/06               4/30/06
--------------------------------------------------------------------------------
Wireless Telecommunication
Services                                 19.9%                 11.9%
--------------------------------------------------------------------------------
Life Sciences
Tools & Services                          6.9%                   --
--------------------------------------------------------------------------------
Specialty Retail                          6.4%                  3.6%
--------------------------------------------------------------------------------
Software                                  5.7%                  1.0%
--------------------------------------------------------------------------------
Aerospace & Defense                       5.4%                  3.9%
--------------------------------------------------------------------------------

------
25

Vista - Schedule of Investments

OCTOBER 31, 2006

Shares                        ($ IN THOUSANDS)                          Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 98.4%

AEROSPACE & DEFENSE -- 5.4%
--------------------------------------------------------------------------------
          2,440,000   BE Aerospace, Inc.(1)                         $   61,683
--------------------------------------------------------------------------------
            938,000   Precision Castparts Corp.                         63,840
--------------------------------------------------------------------------------
                                                                       125,523
--------------------------------------------------------------------------------

AUTOMOBILES -- 2.0%
--------------------------------------------------------------------------------
            683,000   Harley-Davidson, Inc.                             46,874
--------------------------------------------------------------------------------

BIOTECHNOLOGY -- 1.3%
--------------------------------------------------------------------------------
            562,000   Celgene Corp.(1)                                  30,033
--------------------------------------------------------------------------------

CAPITAL MARKETS -- 3.0%
--------------------------------------------------------------------------------
          2,120,000   Amvescap plc ORD                                  24,244
--------------------------------------------------------------------------------
            809,000   SEI Investments Co.                               45,531
--------------------------------------------------------------------------------
                                                                        69,775
--------------------------------------------------------------------------------

CHEMICALS -- 2.8%
--------------------------------------------------------------------------------
          1,039,000   Monsanto Co.                                      45,945
--------------------------------------------------------------------------------
            312,000   OM Group, Inc.(1)                                 17,784
--------------------------------------------------------------------------------
                                                                        63,729
--------------------------------------------------------------------------------

COMMERCIAL SERVICES
& SUPPLIES -- 0.6%
--------------------------------------------------------------------------------
            282,000   Corrections Corp. of America(1)                   12,885
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT -- 1.1%
--------------------------------------------------------------------------------
            354,000   CommScope Inc.(1)                                 11,296
--------------------------------------------------------------------------------
            114,000   Research In Motion Ltd.(1)                        13,393
-------------------------------------------------------------------------------
                                                                        24,689
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS -- 0.8%
--------------------------------------------------------------------------------
            216,000   Apple Computer, Inc.(1)                           17,513
--------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING -- 2.2%
--------------------------------------------------------------------------------
            765,000   Foster Wheeler Ltd.(1)                            34,387
--------------------------------------------------------------------------------
            941,000   Quanta Services, Inc.(1)                          17,220
--------------------------------------------------------------------------------
                                                                        51,607
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES -- 1.1%
--------------------------------------------------------------------------------
            153,000   IntercontinentalExchange Inc.(1)                  12,916
--------------------------------------------------------------------------------
            232,000   International Securities
                      Exchange Inc.                                     11,913
--------------------------------------------------------------------------------
                                                                        24,829
--------------------------------------------------------------------------------

ELECTRIC UTILITIES -- 1.0%
--------------------------------------------------------------------------------
            563,000   Allegheny Energy, Inc.(1)                         24,226
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 2.1%
--------------------------------------------------------------------------------
            953,000   ABB Ltd. ORD                                      14,181
--------------------------------------------------------------------------------
            273,000   Alstom RGPT ORD(1)                                25,201
--------------------------------------------------------------------------------
            272,000   General Cable Corp.(1)                            10,227
--------------------------------------------------------------------------------
                                                                        49,609
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                          Value
--------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.3%
--------------------------------------------------------------------------------
            259,000   Amphenol Corp. Cl A                           $   17,586
--------------------------------------------------------------------------------
            216,000   Anixter International Inc.(1)                     12,908
--------------------------------------------------------------------------------
                                                                        30,494
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES -- 2.2%
--------------------------------------------------------------------------------
            645,000   Acergy SA ORD(1)                                  11,670
--------------------------------------------------------------------------------
            181,000   Core Laboratories N.V.(1)                         13,193
--------------------------------------------------------------------------------
            971,000   TETRA Technologies, Inc.(1)                       25,149
--------------------------------------------------------------------------------
                                                                        50,012
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING -- 0.5%
--------------------------------------------------------------------------------
            409,000   Safeway Inc.                                      12,008
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS
& SERVICES -- 3.0%
--------------------------------------------------------------------------------
            449,000   Caremark Rx Inc.                                  22,104
--------------------------------------------------------------------------------
            370,000   Humana Inc.(1)                                    22,200
--------------------------------------------------------------------------------
            360,000   Laboratory Corp.
                      of America Holdings(1)                            24,657
--------------------------------------------------------------------------------
                                                                        68,961
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE -- 4.6%
--------------------------------------------------------------------------------
          1,095,000   International Game Technology                     46,548
--------------------------------------------------------------------------------
            796,000   Las Vegas Sands Corp.(1)                          60,656
--------------------------------------------------------------------------------
                                                                       107,204
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES -- 1.3%
--------------------------------------------------------------------------------
            402,000   Newell Rubbermaid Inc.                            11,570
--------------------------------------------------------------------------------
            908,000   Tempur-Pedic International Inc.(1)                17,923
--------------------------------------------------------------------------------
                                                                        29,493
--------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES -- 2.1%
--------------------------------------------------------------------------------
          1,085,000   McDermott International, Inc.(1)                  48,500
--------------------------------------------------------------------------------

INSURANCE -- 2.4%
--------------------------------------------------------------------------------
            263,000   American Financial Group, Inc.                    12,587
--------------------------------------------------------------------------------
            192,000   Arch Capital Group Ltd.(1)                        12,344
--------------------------------------------------------------------------------
            332,000   Axis Capital Holdings Limited                     10,906
--------------------------------------------------------------------------------
            362,067   RenaissanceRe Holdings Ltd.                       19,697
--------------------------------------------------------------------------------
                                                                        55,534
--------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES -- 1.0%
--------------------------------------------------------------------------------
            486,000   Akamai Technologies, Inc.(1)                      22,774
--------------------------------------------------------------------------------

IT SERVICES -- 4.0%
--------------------------------------------------------------------------------
          1,156,000   Alliance Data Systems Corp.(1)                    70,192
--------------------------------------------------------------------------------
            306,000   Cognizant Technology Solutions
                      Corporation Cl A(1)                               23,036
--------------------------------------------------------------------------------
                                                                        93,228
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
26

Vista - Schedule of Investments

OCTOBER 31, 2006

Shares                        ($ IN THOUSANDS)                       Value
--------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES -- 6.9%
--------------------------------------------------------------------------------
            376,000   Covance Inc.(1)                               $   21,996
--------------------------------------------------------------------------------
            257,000   Illumina, Inc.(1)                                 11,298
--------------------------------------------------------------------------------
          1,005,000   Pharmaceutical Product
                      Development, Inc.                                 31,808
--------------------------------------------------------------------------------
          2,182,000   Thermo Electron Corp.(1)                          93,542
--------------------------------------------------------------------------------
                                                                       158,644
--------------------------------------------------------------------------------

MACHINERY -- 1.3%
--------------------------------------------------------------------------------
            220,000   Manitowoc Co., Inc. (The)                         12,074
--------------------------------------------------------------------------------
            219,000   Terex Corp.(1)                                    11,335
--------------------------------------------------------------------------------
            160,000   Trinity Industries, Inc.                           5,770
--------------------------------------------------------------------------------
                                                                        29,179
--------------------------------------------------------------------------------

MARINE -- 0.9%
--------------------------------------------------------------------------------
            341,000   American Commercial
                      Lines Inc.(1)                                     21,875
--------------------------------------------------------------------------------

MEDIA -- 0.3%
--------------------------------------------------------------------------------
            112,519   Focus Media Holding Ltd. ADR(1)                    5,951
--------------------------------------------------------------------------------

METALS & MINING -- 2.2%
--------------------------------------------------------------------------------
            154,000   Allegheny Technologies Inc.                       12,124
--------------------------------------------------------------------------------
            478,000   Oregon Steel Mills, Inc.(1)                       26,004
--------------------------------------------------------------------------------
            405,000   Titanium Metals Corp.(1)                          11,939
--------------------------------------------------------------------------------
                                                                        50,067
--------------------------------------------------------------------------------

MULTILINE RETAIL -- 3.1%
--------------------------------------------------------------------------------
            567,000   Big Lots Inc.(1)                                  11,952
--------------------------------------------------------------------------------
            834,000   Kohl's Corp.(1)                                   58,881
--------------------------------------------------------------------------------
                                                                        70,833
--------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS -- 2.6%
--------------------------------------------------------------------------------
            626,000   Archstone-Smith Trust                             37,692
--------------------------------------------------------------------------------
            288,000   Camden Property Trust                             23,247
--------------------------------------------------------------------------------
                                                                        60,939
--------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT
& DEVELOPMENT -- 1.0%
--------------------------------------------------------------------------------
            259,000   Jones Lang LaSalle Inc.                           23,828
--------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT -- 1.5%
--------------------------------------------------------------------------------
            451,000   MEMC Electronic Materials Inc.(1)                 16,011
--------------------------------------------------------------------------------
            530,000   NVIDIA Corp.(1)                                   18,481
--------------------------------------------------------------------------------
                                                                        34,492
--------------------------------------------------------------------------------

SOFTWARE -- 5.7%
--------------------------------------------------------------------------------
            295,000   Amdocs Ltd.(1)                                    11,434
---------------------------------------------------------------------------------
          1,480,000   BEA Systems Inc.(1)                               24,080
---------------------------------------------------------------------------------
          1,094,100   Mentor Graphics Corp.(1)                          18,457
---------------------------------------------------------------------------------
            247,000   Nintendo Co., Ltd. ORD                            50,532
---------------------------------------------------------------------------------
            588,000   Parametric Technology Corp.(1)                    11,490
---------------------------------------------------------------------------------
            550,000   THQ Inc.(1)                                       16,539
---------------------------------------------------------------------------------
                                                                       132,532
---------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                          Value
--------------------------------------------------------------------------------

SPECIALTY RETAIL -- 6.4%
--------------------------------------------------------------------------------
            997,000   American Eagle Outfitters, Inc.               $   45,662
--------------------------------------------------------------------------------
            281,000   AnnTaylor Stores Corporation(1)                   12,370
--------------------------------------------------------------------------------
            783,000   GameStop Corp. Cl A(1)                            39,979
--------------------------------------------------------------------------------
            290,000   Men's Wearhouse, Inc. (The)                       11,557
--------------------------------------------------------------------------------
            315,000   Office Depot, Inc.(1)                             13,227
--------------------------------------------------------------------------------
            859,000   Rent-A-Center Inc.(1)                             24,705
--------------------------------------------------------------------------------
                                                                       147,500
--------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS -- 0.8%
--------------------------------------------------------------------------------
            434,000   Coach Inc.(1)                                     17,204
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION
SERVICES -- 19.9%
--------------------------------------------------------------------------------
          1,871,000   America Movil SA
                      de CV Series L ADR                                80,209
--------------------------------------------------------------------------------
          1,703,000   American Tower Corp. Cl A(1)                      61,342
--------------------------------------------------------------------------------
            331,000   Crown Castle
                      International Corp.(1)                            11,138
--------------------------------------------------------------------------------
          1,245,000   Leap Wireless
                      International, Inc.(1)                            69,048
--------------------------------------------------------------------------------
            257,357   Millicom International
                      Cellular SA(1)                                    12,837
--------------------------------------------------------------------------------
          2,198,000   NII Holdings, Inc. Cl B(1)                       142,935
--------------------------------------------------------------------------------
            267,500   Rogers Communications Inc.
                      Cl B ORD                                          16,022
--------------------------------------------------------------------------------
          2,499,212   SBA Communications
                      Corp. Cl A(1)                                     66,754
--------------------------------------------------------------------------------
                                                                       460,285
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $1,887,228)                                                    2,272,829
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 1.9%
--------------------------------------------------------------------------------
Repurchase Agreement, Goldman
Sachs & Co., (collateralized by various
U.S. Treasury obligations, 3.125% -- 4.98%,
4/19/07 -- 8/15/07, valued at $45,182),
in a joint trading account at 5.13%,
dated 10/31/06, due 11/1/06
(Delivery value $44,306)
(Cost $44,300)                                                          44,300
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 100.3%
(Cost $1,931,528)                                                    2,317,129
--------------------------------------------------------------------------------
OTHER ASSETS
AND LIABILITIES -- (0.3)%                                               (5,824)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                          $2,311,305
================================================================================

See Notes to Financial Statements.                                  (continued)

------
27

Vista - Schedule of Investments

OCTOBER 31, 2006

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                             ($ IN THOUSANDS)

      Contracts to Sell        Settlement Date          Value     Unrealized Gain (Loss)
----------------------------------------------------------------------------------------
      7,347,440 CAD for USD        11/30/06             $6,555            $18
----------------------------------------------------------------------------------------
      8,791,425 CHF for USD        11/30/06              7,092            (34)
----------------------------------------------------------------------------------------
     10,066,875 Euro for USD       11/30/06             12,874            (34)
----------------------------------------------------------------------------------------
      6,333,500 GBP for USD        11/30/06             12,085            (64)
----------------------------------------------------------------------------------------
  2,988,700,000 JPY for USD        11/30/06             25,667           (137)
----------------------------------------------------------------------------------------
     37,732,500 NOK for USD        11/30/06              5,783             (1)
----------------------------------------------------------------------------------------
                                                       $70,056          $(252)
                                                   =====================================
(Value on Settlement Date $69,804)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
CAD = Canadian Dollar
CHF = Swiss Franc
GBP = British Pound
JPY = Japanese Yen
NOK = Norwegian Krona
ORD = Foreign Ordinary Share
USD = United States Dollar
(1) Non-income producing.

See Notes to Financial Statements.

------
28

Shareholder Fee Examples (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2006 to October 31, 2006.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional
Class shares of the American Century Diversified Bond Fund, in an American
Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all
PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell
Education Savings Accounts and IRAs (including traditional, Roth, Rollover,
SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century
Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online.
If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                    (continued)

------
29

Shareholder Fee Examples (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------------------------------------------------------------------------------------------------
                                                                     EXPENSES PAID
                                        BEGINNING        ENDING      DURING PERIOD*  ANNUALIZED
                                       ACCOUNT VALUE  ACCOUNT VALUE     5/1/06 -       EXPENSE
                                          5/1/06        10/31/06        10/31/06       RATIO*
------------------------------------------------------------------------------------------------
GROWTH SHAREHOLDER FEE EXAMPLE
------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------
Investor Class                            $1,000        $1,045.60        $5.16         1.00%
------------------------------------------------------------------------------------------------
Institutional Class                       $1,000        $1,046.70        $4.13         0.80%
------------------------------------------------------------------------------------------------
Advisor Class                             $1,000        $1,044.30        $6.44         1.25%
------------------------------------------------------------------------------------------------
C Class                                   $1,000        $1,040.00       $10.28         2.00%
------------------------------------------------------------------------------------------------
R Class                                   $1,000        $1,043.20        $7.72         1.50%
------------------------------------------------------------------------------------------------
HYPOTHETICAL
------------------------------------------------------------------------------------------------
Investor Class                            $1,000        $1,020.16        $5.09         1.00%
------------------------------------------------------------------------------------------------
Institutional Class                       $1,000        $1,021.17        $4.08         0.80%
------------------------------------------------------------------------------------------------
Advisor Class                             $1,000        $1,018.90        $6.36         1.25%
------------------------------------------------------------------------------------------------
C Class                                   $1,000        $1,015.12       $10.16         2.00%
------------------------------------------------------------------------------------------------
R Class                                   $1,000        $1,017.64        $7.63         1.50%
------------------------------------------------------------------------------------------------

FOCUSED GROWTH SHAREHOLDER FEE EXAMPLE
------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------
Investor Class                            $1,000        $1,017.80        $5.09         1.00%
------------------------------------------------------------------------------------------------
HYPOTHETICAL
------------------------------------------------------------------------------------------------
Investor Class                            $1,000        $1,020.16        $5.09         1.00%
------------------------------------------------------------------------------------------------

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
  184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

                                                                    (continued)

------
30

Shareholder Fee Examples (Unaudited)

------------------------------------------------------------------------------------------------
                                                                     EXPENSES PAID
                                       BEGINNING        ENDING      DURING PERIOD*  ANNUALIZED
                                      ACCOUNT VALUE  ACCOUNT VALUE     5/1/06 -       EXPENSE
                                         5/1/06        10/31/06        10/31/06       RATIO*
------------------------------------------------------------------------------------------------
HERITAGE SHAREHOLDER FEE EXAMPLE
------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------
Investor Class                           $1,000         $938.00         $4.88         1.00%
------------------------------------------------------------------------------------------------
Institutional Class                      $1,000         $939.40         $3.91         0.80%
------------------------------------------------------------------------------------------------
Advisor Class                            $1,000         $936.40         $6.10         1.25%
------------------------------------------------------------------------------------------------
C Class                                  $1,000         $933.00         $9.74         2.00%
------------------------------------------------------------------------------------------------
HYPOTHETICAL
------------------------------------------------------------------------------------------------
Investor Class                           $1,000       $1,020.16         $5.09         1.00%
------------------------------------------------------------------------------------------------
Institutional Class                      $1,000       $1,021.17         $4.08         0.80%
------------------------------------------------------------------------------------------------
Advisor Class                            $1,000       $1,018.90         $6.36         1.25%
------------------------------------------------------------------------------------------------
C Class                                  $1,000       $1,015.12        $10.16         2.00%
------------------------------------------------------------------------------------------------

VISTA SHAREHOLDER FEE EXAMPLE
------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------
Investor Class                           $1,000         $917.50         $4.83         1.00%
------------------------------------------------------------------------------------------------
Institutional Class                      $1,000         $918.30         $3.87         0.80%
------------------------------------------------------------------------------------------------
Advisor Class                            $1,000         $917.00         $6.04         1.25%
------------------------------------------------------------------------------------------------
C Class                                  $1,000         $912.90         $9.64         2.00%
------------------------------------------------------------------------------------------------
R Class                                  $1,000         $915.50         $7.24         1.50%
------------------------------------------------------------------------------------------------
HYPOTHETICAL
------------------------------------------------------------------------------------------------
Investor Class                           $1,000       $1,020.16         $5.09         1.00%
------------------------------------------------------------------------------------------------
Institutional Class                      $1,000       $1,021.17         $4.08         0.80%
------------------------------------------------------------------------------------------------
Advisor Class                            $1,000       $1,018.90         $6.36         1.25%
------------------------------------------------------------------------------------------------
C Class                                  $1,000       $1,015.12        $10.16         2.00%
------------------------------------------------------------------------------------------------
R Class                                  $1,000       $1,017.64         $7.63         1.50%
------------------------------------------------------------------------------------------------

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
  184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
31

Statement of Assets and Liabilities

OCTOBER 31, 2006
------------------------------------------------------------------------------------------------
(AMOUNTS IN THOUSANDS)                        GROWTH    FOCUSED GROWTH   HERITAGE      VISTA
------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------
Investment securities - at value
(cost of $4,090,609, $14,596,
$934,169 and $1,931,528, respectively)      $4,797,799      $15,776     $1,156,771   $2,317,129
----------------------------------------
Cash                                                --           69             --           --
----------------------------------------
Receivable for investments sold                 39,564            2         28,031       64,606
----------------------------------------
Receivable for forward foreign currency
exchange contracts                                  --           --             42           18
----------------------------------------
Receivable for capital shares sold                  --           --              3           --
----------------------------------------
Dividends and interest receivable                2,217            6             80          201
------------------------------------------------------------------------------------------------
                                             4,839,580       15,853      1,184,927    2,381,954
------------------------------------------------------------------------------------------------

LIABILITIES
------------------------------------------------------------------------------------------------
Disbursements in excess of
demand deposit cash                              1,504           --          1,344        3,576
----------------------------------------
Payable for investments purchased               40,600           --         27,744       64,805
----------------------------------------
Payable for forward foreign currency
exchange contracts                                 485            2            189          270
----------------------------------------
Accrued management fees                          3,912           14            958        1,905
----------------------------------------
Distribution fees payable                           19           --             14           47
----------------------------------------
Service fees (and distribution
fees -- R Class) payable                            18           --             13           46
------------------------------------------------------------------------------------------------
                                                46,538           16         30,262       70,649
------------------------------------------------------------------------------------------------

NET ASSETS                                  $4,793,042      $15,837     $1,154,665   $2,311,305
================================================================================================

See Notes to Financial Statements.

                                                              (continued)

------
32

Statement of Assets and Liabilities

OCTOBER 31, 2006
--------------------------------------------------------------------------------------------------------
(AMOUNTS IN THOUSANDS AS NOTED)                GROWTH     FOCUSED GROWTH       HERITAGE        VISTA
--------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------------------------------
Capital (par value and paid-in surplus)      $4,860,589       $14,345          $859,469      $1,912,111
---------------------------------------
Undistributed net investment income               4,582            12                87             252
---------------------------------------
Accumulated undistributed
net realized gain (loss)
on investment and foreign
currency transactions                          (778,853)          301            72,656          13,594
---------------------------------------
Net unrealized appreciation
on investments and translation
of assets and liabilities
in foreign currencies                           706,724         1,179           222,453         385,348
--------------------------------------------------------------------------------------------------------
                                             $4,793,042       $15,837        $1,154,665      $2,311,305
========================================================================================================
INVESTOR CLASS, $0.01 PAR VALUE
($ AND SHARES IN FULL)
--------------------------------------------------------------------------------------------------------

Net assets                               $3,946,027,431   $15,836,830    $1,037,296,508  $1,965,068,966
---------------------------------------
Shares outstanding                          179,484,137     1,386,310        66,569,256     120,172,725
---------------------------------------
Net asset value per share                        $21.99        $11.42            $15.58          $16.35
--------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS, $0.01 PAR VALUE
($ AND SHARES IN FULL)
--------------------------------------------------------------------------------------------------------
Net assets                                 $759,815,710           N/A       $57,039,498    $132,324,851
---------------------------------------
Shares outstanding                           34,242,034           N/A         3,611,197       7,951,046
---------------------------------------
Net asset value per share                        $22.19           N/A            $15.80          $16.64
--------------------------------------------------------------------------------------------------------
ADVISOR CLASS, $0.01 PAR VALUE
($ AND SHARES IN FULL)
--------------------------------------------------------------------------------------------------------
Net assets                                  $85,953,154           N/A       $57,995,359    $210,575,818
---------------------------------------
Shares outstanding                            3,964,354           N/A         3,784,844      13,139,487
---------------------------------------
Net asset value per share                        $21.68           N/A            $15.32          $16.03
--------------------------------------------------------------------------------------------------------
C CLASS, $0.01 PAR VALUE
($ AND SHARES IN FULL)
--------------------------------------------------------------------------------------------------------
Net assets                                     $947,134           N/A        $2,333,983      $2,998,490
---------------------------------------
Shares outstanding                               45,007           N/A           157,989         193,195
---------------------------------------
Net asset value per share                        $21.04           N/A            $14.77          $15.52
--------------------------------------------------------------------------------------------------------
R CLASS, $0.01 PAR VALUE
($ AND SHARES IN FULL)
--------------------------------------------------------------------------------------------------------
Net assets                                     $298,434           N/A               N/A        $337,149
---------------------------------------
Shares outstanding                               13,730           N/A               N/A          20,743
---------------------------------------
Net asset value per share                        $21.74           N/A               N/A          $16.25
--------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

------
33

Statement of Operations

YEAR ENDED OCTOBER 31, 2006
------------------------------------------------------------------------------------------
(AMOUNTS IN THOUSANDS)                       GROWTH  FOCUSED GROWTH   HERITAGE     VISTA
------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
------------------------------------------------------------------------------------------
INCOME:
-----------------------------------------
Dividends (net of foreign taxes withheld
of $447, $2, $91 and $85, respectively)     $48,990       $160         $8,225     $16,657
-----------------------------------------
Interest                                      3,179         10            706       1,952
------------------------------------------------------------------------------------------
                                             52,169        170          8,931      18,609
------------------------------------------------------------------------------------------

EXPENSES:
-----------------------------------------
Management fees                              46,259        159         11,270      23,255
-----------------------------------------
Distribution fees:
-----------------------------------------
  Advisor Class                                 206         --            102         549
-----------------------------------------
  C Class                                         7         --             15          21
-----------------------------------------
Service fees:
-----------------------------------------
  Advisor Class                                 206         --            102         549
-----------------------------------------
  C Class                                         2         --              5           7
-----------------------------------------
Distribution and service fees -- R Class          1         --             --           1
-----------------------------------------
Directors' fees and expenses                     72         --             18          41
-----------------------------------------
Other expenses                                   32         --             13          15
------------------------------------------------------------------------------------------
                                             46,785        159         11,525      24,438
------------------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                  5,384         11         (2,594)     (5,829)
------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
-----------------------------------------
Investment transactions                     480,909        300         77,351      90,301
-----------------------------------------
Foreign currency transactions                   418          8           (318)       (337)
------------------------------------------------------------------------------------------
                                            481,327        308         77,033      89,964
------------------------------------------------------------------------------------------

CHANGE IN NET UNREALIZED
APPRECIATION (DEPRECIATION) ON:
-----------------------------------------
Investments                                  36,206        878         61,485     111,250
-----------------------------------------
Translation of assets and liabilities
in foreign currencies                        (1,368)        (6)          (408)     (1,221)
------------------------------------------------------------------------------------------
                                             34,838        872         61,077     110,029
------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)     516,165      1,180        138,110     199,993
------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                  $521,549     $1,191       $135,516    $194,164
==========================================================================================

See Notes to Financial Statements.

------
34

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2006 AND OCTOBER 31, 2005 (EXCEPT AS NOTED)
-------------------------------------------------------------------------------------------------
(AMOUNTS IN THOUSANDS)                                  GROWTH                  FOCUSED GROWTH
-------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                  2006        2005           2006      2005(1)
-------------------------------------------------------------------------------------------------
OPERATIONS
-------------------------------------------------------------------------------------------------
Net investment income (loss)                      $5,384      $19,679          $11          --
--------------------------------------------
Net realized gain (loss)                         481,327      314,159          308         $88
--------------------------------------------
Change in net unrealized
appreciation (depreciation)                       34,838       26,871          872         307
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                        521,549      360,709        1,191         395
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------
From net investment income:
--------------------------------------------
  Investor Class                                 (17,117)      (1,613)          (4)         --
--------------------------------------------
  Institutional Class                             (4,228)      (1,650)          --          --
--------------------------------------------
  Advisor Class                                     (173)          --           --          --
--------------------------------------------
From net realized gains:
--------------------------------------------
  Investor Class                                      --           --          (90)         --
-------------------------------------------------------------------------------------------------
Decrease in net assets from distributions        (21,518)      (3,263)         (94)         --
-------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions                 (491,814)    (510,824)       2,565      11,780
-------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS              8,217     (153,378)       3,662      12,175

NET ASSETS
-------------------------------------------------------------------------------------------------
Beginning of period                            4,784,825    4,938,203       12,175          --
-------------------------------------------------------------------------------------------------
End of period                                 $4,793,042   $4,784,825      $15,837     $12,175
=================================================================================================

Undistributed net investment income               $4,582      $20,790          $12          --
=================================================================================================

(1) February 28, 2005 (fund inception) through October 31, 2005.

See Notes to Financial Statements.

                                                                    (continued)

------
35

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2006 AND OCTOBER 31, 2005
-------------------------------------------------------------------------------------------------
(AMOUNTS IN THOUSANDS)                               HERITAGE                      VISTA
-------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                2006       2005             2006         2005
-------------------------------------------------------------------------------------------------
OPERATIONS
-------------------------------------------------------------------------------------------------
Net investment income (loss)                   $(2,594)    $(5,104)         $(5,829)     $(5,545)
-------------------------------------------
Net realized gain (loss)                        77,033     225,287           89,964      176,328
-------------------------------------------
Change in net unrealized
appreciation (depreciation)                     61,077      18,373          110,029       68,352
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                      135,516     238,556          194,164      239,135
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------
From net realized gains:
-------------------------------------------
  Investor Class                                (5,148)         --               --           --
-------------------------------------------
  Institutional Class                             (271)         --               --           --
-------------------------------------------
  Advisor Class                                   (151)         --               --           --
-------------------------------------------
  C Class                                           (6)         --               --           --
-------------------------------------------------------------------------------------------------
Decrease in net assets from distributions       (5,576)         --               --           --
-------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions                160,050    (596,469)         (76,189)     384,953
-------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS          289,990    (357,913)         117,975      624,088

NET ASSETS
-------------------------------------------------------------------------------------------------
Beginning of period                            864,675   1,222,588        2,193,330    1,569,242
-------------------------------------------------------------------------------------------------
End of period                               $1,154,665    $864,675       $2,311,305   $2,193,330
=================================================================================================

Undistributed net investment income                $87          --             $252           --
=================================================================================================

See Notes to Financial Statements.

------
36

Notes to Financial Statements

OCTOBER 31, 2006 (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Growth Fund (Growth), Focused Growth
Fund (Focused Growth), Heritage Fund (Heritage) and Vista Fund (Vista)
(collectively, the funds) are four funds in a series issued by the corporation.
Growth, Heritage and Vista are diversified under the 1940 Act. Focused Growth is nondiversified and normally limits its investments to a core group of approximately 25-45 common stocks. The funds' investment objective is to seek long-term capital growth. The funds pursue this objective by investing primarily in equity securities. Growth and Focused Growth generally invest in larger companies but may purchase companies of any size. Heritage and Vista generally invest in companies that are medium-sized and smaller at the time of purchase.
The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- Growth and Vista are authorized to issue the Investor Class, the Institutional Class, the Advisor Class, the C Class and the R Class. Focused
Growth is authorized to issue the Investor Class. Heritage is authorized to issue the Investor Class, the Institutional Class, the Advisor Class and the C
Class. The C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of each fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets. Sale of the Investor Class for Focused
Growth commenced February 28, 2005. Sale of R Class for Vista commenced July 29,
2005.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York
Stock Exchange (the Exchange) is open and may also take place on days when the
Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of Directors or its designee if such fair value determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to fair value a security such as: a security has been declared in default;
trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds estimate the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FUTURES CONTRACTS -- The funds may enter into futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation

                                                                    (continued)

------
37

Notes to Financial Statements

OCTOBER 31, 2006 (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain
(loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

                                                                    (continued)

------
38

Notes to Financial Statements

OCTOBER 31, 2006 (AMOUNTS IN THOUSANDS)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in each fund's investment strategy (strategy assets) to calculate the appropriate fee rate for each fund. The strategy assets include each fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy. The annual management fee for each class of Focused Growth, Heritage and Vista was 1.00%, 0.80%, 0.75%, 1.00% and
1.00%, for the Investor Class, Institutional Class, Advisor Class, C Class and R
Class, respectively, as applicable.

The annual management fee schedule for each class of Growth is as follows:

--------------------------------------------------------------------------------
                      INVESTOR, C & R       INSTITUTIONAL          ADVISOR
--------------------------------------------------------------------------------
STRATEGY ASSETS
--------------------------------------------------------------------------------
First $5 billion           1.000%              0.800%              0.750%
--------------------------------------------------------------------------------
Next $5 billion            0.980%              0.780%              0.730%
--------------------------------------------------------------------------------
Next $5 billion            0.970%              0.770%              0.720%
--------------------------------------------------------------------------------
Next $5 billion            0.960%              0.760%              0.710%
--------------------------------------------------------------------------------
Next $5 billion            0.950%              0.750%              0.700%
--------------------------------------------------------------------------------
Next $5 billion            0.900%              0.700%              0.650%
--------------------------------------------------------------------------------
Over $30 billion           0.800%              0.600%              0.550%
--------------------------------------------------------------------------------

The effective annual management fee for each class of Growth for the year ended
October 31, 2006 was 1.00%, 0.80%, 0.75%, 1.00% and 1.00%, for the Investor
Class, Institutional Class, Advisor Class, C Class and R Class, respectively.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class (the Advisor
Class plan) and a separate Master Distribution and Individual Shareholder
Services Plan for each of the C Class and R Class (collectively with the Advisor
Class Plan, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class and C Class will pay American Century Investment
Services, Inc. (ACIS) the following annual distribution and service fees:

--------------------------------------------------------------------------------
                                         ADVISOR                 C
--------------------------------------------------------------------------------
Distribution Fee                          0.25%                0.75%
--------------------------------------------------------------------------------
Service Fee                               0.25%                0.25%
--------------------------------------------------------------------------------

The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for C Class and R Class shares. Fees incurred under the plans during the year ended October 31, 2006, are detailed in the Statement of
Operations.

                                                                    (continued)

------
39

Notes to Financial Statements

OCTOBER 31, 2006 (AMOUNTS IN THOUSANDS)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The funds have a bank line of credit agreement with JPMorgan Chase Bank (JPMCB).
JPMCB is a custodian of the funds and a wholly owned subsidiary of JPMorgan
Chase & Co. (JPM). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
October 31, 2006, were as follows:

--------------------------------------------------------------------------------
                       GROWTH     FOCUSED GROWTH     HERITAGE        VISTA
--------------------------------------------------------------------------------
Purchases            $6,005,786       $51,910       $2,761,812    $5,530,807
--------------------------------------------------------------------------------
Proceeds from sales   $6,412,536      $49,337       $2,611,521    $5,619,599
--------------------------------------------------------------------------------

For the year ended October 31, 2006, Vista incurred net realized gains of $4,237 from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows:

--------------------------------------------------------------------------------
                                            GROWTH             FOCUSED GROWTH
--------------------------------------------------------------------------------
                                      SHARES      AMOUNT      SHARES    AMOUNT
--------------------------------------------------------------------------------
INVESTOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2006
SHARES AUTHORIZED                     800,000               100,000
================================================================================
Sold                                   14,450    $302,102       976    $10,784
---------------------------------
Issued in reinvestment
of distributions                          775      16,259         8         89
---------------------------------
Redeemed                              (38,164)   (795,254)     (755)    (8,308)
--------------------------------------------------------------------------------
Net increase (decrease)               (22,939)  $(476,893)      229     $2,565
================================================================================
YEAR ENDED OCTOBER 31, 2005(1)
SHARES AUTHORIZED                     800,000               300,000
================================================================================
Sold                                   10,990    $212,907     1,271    $12,943
---------------------------------
Issued in reinvestment
of distributions                           78       1,548        --         --
---------------------------------
Redeemed                              (35,261)   (684,014)     (114)    (1,163)
--------------------------------------------------------------------------------
Net increase (decrease)               (24,193)  $(469,559)    1,157    $11,780
================================================================================

(1) February 28, 2005 (fund inception) through October 31, 2005 for
    Focused Growth.

                                                                    (continued)

------
40

Notes to Financial Statements

OCTOBER 31, 2006 (AMOUNTS IN THOUSANDS)

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

--------------------------------------------------------------------------------
                                         GROWTH                FOCUSED GROWTH
--------------------------------------------------------------------------------
                                   SHARES      AMOUNT         SHARES    AMOUNT
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2006
SHARES AUTHORIZED                  150,000                     N/A
================================================================================
Sold                                 5,106    $107,366
------------------------------
Issued in reinvestment
of distributions                       200       4,228
------------------------------
Redeemed                            (5,605)   (117,555)
--------------------------------------------------------------------------------
Net increase (decrease)               (299)    $(5,961)
================================================================================
YEAR ENDED OCTOBER 31, 2005
SHARES AUTHORIZED                  150,000                     N/A
================================================================================
Sold                                 3,162     $61,972
------------------------------
Issued in reinvestment
of distributions                        83       1,650
------------------------------
Redeemed                            (5,559)   (108,738)
--------------------------------------------------------------------------------
Net increase (decrease)             (2,314)   $(45,116)
================================================================================
ADVISOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2006
SHARES AUTHORIZED                  210,000                     N/A
================================================================================
Sold                                 1,219     $25,034
------------------------------
Issued in reinvestment
of distributions                         8         162
------------------------------
Redeemed                            (1,681)    (34,467)
--------------------------------------------------------------------------------
Net increase (decrease)               (454)    $(9,271)
================================================================================
YEAR ENDED OCTOBER 31, 2005
SHARES AUTHORIZED                  210,000                     N/A
================================================================================
Sold                                 1,575     $30,169
------------------------------
Redeemed                            (1,382)    (26,458)
--------------------------------------------------------------------------------
Net increase (decrease)                193      $3,711
================================================================================
C CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2006
SHARES AUTHORIZED                  100,000                     N/A
================================================================================
Sold                                    16        $327
------------------------------
Redeemed                               (12)       (247)
--------------------------------------------------------------------------------
Net increase (decrease)                  4         $80
================================================================================
YEAR ENDED OCTOBER 31, 2005
SHARES AUTHORIZED                  100,000                     N/A
================================================================================
Sold                                     9        $159
------------------------------
Redeemed                                (3)        (55)
--------------------------------------------------------------------------------
Net increase (decrease)                  6        $104
================================================================================

                                                                    (continued)

------
41

Notes to Financial Statements

OCTOBER 31, 2006 (AMOUNTS IN THOUSANDS)

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

--------------------------------------------------------------------------------
                                         GROWTH             FOCUSED GROWTH
--------------------------------------------------------------------------------
                                   SHARES      AMOUNT     SHARES      AMOUNT
--------------------------------------------------------------------------------
R CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2006
SHARES AUTHORIZED                  50,000                  N/A
================================================================================
Sold                                   13        $264
-----------------------------
Redeemed                               (2)        (33)
--------------------------------------------------------------------------------
Net increase (decrease)                11        $231
================================================================================
YEAR ENDED OCTOBER 31, 2005
SHARES AUTHORIZED                  50,000                  N/A
================================================================================
Sold                                    3         $54
-----------------------------
Redeemed                               (1)        (18)
--------------------------------------------------------------------------------
Net increase (decrease)                 2         $36
================================================================================

                                        HERITAGE                VISTA
--------------------------------------------------------------------------------
                                  SHARES      AMOUNT      SHARES      AMOUNT
--------------------------------------------------------------------------------
INVESTOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2006
SHARES AUTHORIZED                 400,000                 800,000
================================================================================
Sold                               25,740    $398,913      19,234    $320,240
-----------------------------
Issued in reinvestment
of distributions                      340       4,950          --          --
-----------------------------
Redeemed                          (18,926)   (286,672)    (25,947)   (425,992)
--------------------------------------------------------------------------------
Net increase (decrease)             7,154    $117,191      (6,713)  $(105,752)
================================================================================
YEAR ENDED OCTOBER 31, 2005
SHARES AUTHORIZED                 400,000                 800,000
================================================================================
Sold                               11,012    $135,331      46,432     $667,482
-----------------------------
Redeemed                          (58,227)   (702,050)    (27,449)    (399,867)
--------------------------------------------------------------------------------
Net increase (decrease)           (47,215)  $(566,719)     18,983     $267,615
================================================================================
INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2006
SHARES AUTHORIZED                  40,000                  80,000
================================================================================
Sold                                1,462     $22,561       5,478      $94,126
-----------------------------
Issued in reinvestment
of distributions                       18         271          --           --
-----------------------------
Redeemed                           (1,038)    (15,839)     (3,993)     (68,624)
--------------------------------------------------------------------------------
Net increase (decrease)               442      $6,993       1,485      $25,502
================================================================================
YEAR ENDED OCTOBER 31, 2005
SHARES AUTHORIZED                  40,000                  80,000
================================================================================
Sold                                  553      $6,941       4,660      $68,796
-----------------------------
Redeemed                           (2,745)    (37,194)     (1,402)     (20,697)
--------------------------------------------------------------------------------
Net increase (decrease)            (2,192)   $(30,253)      3,258      $48,099
================================================================================

                                                                    (continued)

------
42

Notes to Financial Statements

OCTOBER 31, 2006 (AMOUNTS IN THOUSANDS)

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

--------------------------------------------------------------------------------
                                           HERITAGE              VISTA
--------------------------------------------------------------------------------
                                     SHARES     AMOUNT     SHARES      AMOUNT
--------------------------------------------------------------------------------
ADVISOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2006
SHARES AUTHORIZED                   100,000                210,000
================================================================================
Sold                                  3,672    $55,416       4,866     $78,643
--------------------------------
Issued in reinvestment
ofdistributions                          11        151           --         --
--------------------------------
Redeemed                             (1,400)   (20,981)     (4,673)    (75,163)
--------------------------------------------------------------------------------
Net increase (decrease)               2,283    $34,586         193      $3,480
================================================================================
YEAR ENDED OCTOBER 31, 2005
SHARES AUTHORIZED                   100,000                210,000
================================================================================
Sold                                    592     $7,356      11,360    $161,446
--------------------------------
Redeemed                               (558)    (6,665)     (6,659)    (93,106)
--------------------------------------------------------------------------------
Net increase (decrease)                  34       $691       4,701     $68,340
================================================================================
C CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2006
SHARES AUTHORIZED                   100,000                100,000
================================================================================
Sold                                    161     $2,333          75      $1,172
--------------------------------
Issued in reinvestment
of distributions                         --         6           --          --
--------------------------------
Redeemed                                (73)    (1,059)        (57)       (904)
--------------------------------------------------------------------------------
Net increase (decrease)                  88     $1,280          18        $268
================================================================================
YEAR ENDED OCTOBER 31, 2005
SHARES AUTHORIZED                   100,000                100,000
================================================================================
Sold                                     16       $184         124      $1,742
--------------------------------
Redeemed                                (31)      (372)        (62)       (868)
--------------------------------------------------------------------------------
Net increase (decrease)                 (15)     $(188)         62        $874
================================================================================
R CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2006
SHARES AUTHORIZED                        N/A                10,000
================================================================================
Sold                                                            23        $371
--------------------------------
Redeemed                                                        (4)        (58)
--------------------------------------------------------------------------------
Net increase (decrease)                                         19        $313
================================================================================
PERIOD ENDED OCTOBER 31, 2005(1)
SHARES AUTHORIZED                        N/A                60,000
================================================================================
Sold                                                             2         $25
================================================================================

(1) July 29, 2005 (commencement of sale) through October 31, 2005 for Vista.

                                                                    (continued)

------
43

Notes to Financial Statements

OCTOBER 31, 2006 (AMOUNTS IN THOUSANDS)

5. BANK LINE OF CREDIT

The funds, along with certain other funds managed by ACIM or ACGIM, have a $500 million unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions.
Borrowings under the agreement bear interest at the Federal Funds rate plus
0.50%. The funds did not borrow from the line during the year ended October 31,
2006.

6. RISK FACTORS

Focused Growth is considered nondiversified which may subject the fund to the following risks: a price change in one security may have a greater impact than would be the case if the fund were diversified; the fund's nondiversification could result in high portfolio turnover which could mean increased transaction costs, affecting both the fund's performance and capital gains tax liabilities to investors.

7. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended October 31, 2006 and October 31, 2005 were as follows:

----------------------------------------------------------------------------------
                                    GROWTH                 FOCUSED GROWTH
----------------------------------------------------------------------------------
                               2006       2005            2006      2005(1)
----------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM
----------------------------------------------------------------------------------
Ordinary income              $21,518     $3,263            $94        --
----------------------------------------------------------------------------------

(1) February 28, 2005 (fund inception) through October 31, 2005.

----------------------------------------------------------------------------------
                                   HERITAGE                   VISTA
----------------------------------------------------------------------------------
                               2006       2005            2006      2005
----------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM
----------------------------------------------------------------------------------
Long-term capital gains       $5,576       --              --        --
----------------------------------------------------------------------------------

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

                                                                    (continued)

------
44

Notes to Financial Statements

OCTOBER 31, 2006 (AMOUNTS IN THOUSANDS)

7. FEDERAL TAX INFORMATION (CONTINUED)

As of October 31, 2006, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

---------------------------------------------------------------------------------------------
                                            GROWTH     FOCUSED GROWTH  HERITAGE      VISTA
---------------------------------------------------------------------------------------------
Federal tax cost of investments           $4,092,382      $14,597      $939,934   $1,936,164
=============================================================================================
Gross tax appreciation of investments       $720,552       $1,278      $227,204     $388,352
----------------------------------------
Gross tax depreciation of investments        (15,135)         (99)      (10,367)      (7,387)
---------------------------------------------------------------------------------------------
Net tax appreciation (depreciation)
of investments                              $705,417       $1,179      $216,837     $380,965
=============================================================================================
Net tax appreciation (depreciation)
of derivatives and translation of
assets and liabilities
in foreign currencies                            (60)           1            (3)          --
---------------------------------------------------------------------------------------------
Net tax appreciation (depreciation)         $705,357       $1,180      $216,834     $380,965
=============================================================================================
Undistributed ordinary income                 $4,668         $312            --           --
----------------------------------------
Accumulated long-term gains                       --           --       $78,362      $18,229
----------------------------------------
Accumulated capital losses                 $(777,572)          --            --           --
---------------------------------------------------------------------------------------------

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire in 2011 for Growth.

8. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued
Statement of Financial Accounting Standards No. 157, "Fair Value Measurements"
(FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS 157.

9. OTHER TAX INFORMATION (UNAUDITED) ($ IN FULL)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

Growth and Focused Growth hereby designate $21,517,695 and $35,207, respectively, of qualified dividend income for the fiscal year ended October 31,
2006.

For corporate taxpayers, ordinary income distributions paid by Growth and
Focused Growth during the fiscal year ended October 31, 2006 of $21,517,695 and
$36,154, respectively, qualify for the corporate dividends received deduction.

Focused Growth designates $89,993 of distributions as qualified short term capital gains for purposes of Internal Revenue Code Section 871.

Heritage and Vista hereby designate $5,576,742 and $12 of long term capital gain distributions, respectively, for the fiscal year ended October 31, 2006.

------
45

Growth - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31
-------------------------------------------------------------------------------------
                                                     INVESTOR CLASS
-------------------------------------------------------------------------------------
                                       2006      2005     2004     2003     2002
-------------------------------------------------------------------------------------
PER-SHARE DATA
-------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                   $19.80    $18.43   $17.26   $14.80   $17.85
-------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income (Loss)(1)       0.02      0.08    (0.01)    0.01    (0.01)
-----------------------------------
  Net Realized and Unrealized
  Gain (Loss)                           2.26      1.30     1.18     2.45    (3.04)
-------------------------------------------------------------------------------------
  Total From Investment Operations      2.28      1.38     1.17     2.46    (3.05)
-------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income           (0.09)    (0.01)      --       --       --
-------------------------------------------------------------------------------------
Net Asset Value, End of Period        $21.99    $19.80   $18.43   $17.26   $14.80
=====================================================================================
  TOTAL RETURN(2)                      11.51%     7.47%    6.78%   16.62%  (17.09)%

RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                   1.00%     1.00%    1.00%    1.00%     1.00%
-----------------------------------
Ratio of Net Investment
Income (Loss)
to Average Net Assets                   0.09%     0.38%  (0.07)%    0.05%   (0.04)%
-----------------------------------
Portfolio Turnover Rate                  127%       77%     131%     159%      135%
-----------------------------------
Net Assets, End of Period
(in millions)                          $3,946    $4,008   $4,176   $4,350    $3,951
-------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
46

Growth - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31
--------------------------------------------------------------------------------------
                                                    INSTITUTIONAL CLASS
--------------------------------------------------------------------------------------
                                        2006      2005     2004      2003     2002
--------------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                    $19.98    $18.59   $17.38    $14.87   $17.90
--------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income (Loss)(1)        0.06      0.11     0.02      0.04     0.02
-----------------------------------
  Net Realized and
  Unrealized Gain (Loss)                 2.27      1.33     1.19      2.47    (3.05)
--------------------------------------------------------------------------------------
  Total From Investment Operations       2.33      1.44     1.21      2.51    (3.03)
--------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income            (0.12)    (0.05)      --        --       --
--------------------------------------------------------------------------------------
Net Asset Value, End of Period         $22.19    $19.98   $18.59    $17.38   $14.87
======================================================================================
  TOTAL RETURN(2)                      11.70%     7.72%     6.96%    16.88%  (16.93)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                   0.80%     0.80%     0.80%     0.80%     0.80%
-----------------------------------
Ratio of Net
Investment Income (Loss)
to Average Net Assets                   0.29%     0.58%     0.13%     0.25%     0.16%
-----------------------------------
Portfolio Turnover Rate                  127%       77%      131%      159%      135%
-----------------------------------
Net Assets, End of Period
(in thousands)                       $759,816  $689,983  $685,090  $618,569  $455,807
--------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
47

Growth - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31
--------------------------------------------------------------------------------------
                                                      ADVISOR CLASS
--------------------------------------------------------------------------------------
                                        2006     2005     2004      2003     2002
--------------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                    $19.53   $18.22   $17.11    $14.70   $17.78
--------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income (Loss)(1)       (0.03)    0.02    (0.06)    (0.03)   (0.05)
-----------------------------------
  Net Realized and
  Unrealized Gain (Loss)                 2.22     1.29     1.17      2.44    (3.03)
--------------------------------------------------------------------------------------
  Total From Investment Operations       2.19     1.31     1.11      2.41    (3.08)
--------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income            (0.04)      --       --        --       --
--------------------------------------------------------------------------------------
Net Asset Value, End of Period         $21.68   $19.53   $18.22    $17.11   $14.70
======================================================================================
  TOTAL RETURN(2)                       11.23%    7.19%    6.49%    16.39%  (17.32)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                    1.25%    1.25%    1.25%     1.25%     1.25%
-----------------------------------
Ratio of Net
Investment Income (Loss)
to Average Net Assets                  (0.16)%    0.13%  (0.32)%   (0.20)%   (0.29)%
-----------------------------------
Portfolio Turnover Rate                   127%      77%     131%      159%      135%
-----------------------------------
Net Assets, End of Period
(in thousands)                         $85,953  $86,303  $76,962   $55,010   $32,530
--------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
48

Growth - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
-------------------------------------------------------------------------------------
                                                        C CLASS
-------------------------------------------------------------------------------------
                                       2006     2005     2004     2003      2002(1)
-------------------------------------------------------------------------------------
PER-SHARE DATA
-------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                   $19.06   $17.91   $16.95   $14.66     $19.38
-------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income (Loss)(2)      (0.18)   (0.12)   (0.19)   (0.15)     (0.16)
-----------------------------------
  Net Realized and
  Unrealized Gain (Loss)                2.16     1.27     1.15     2.44      (4.56)
-------------------------------------------------------------------------------------
  Total From Investment Operations      1.98     1.15     0.96     2.29      (4.72)
-------------------------------------------------------------------------------------
Net Asset Value, End of Period        $21.04   $19.06   $17.91   $16.95     $14.66
=====================================================================================
  TOTAL RETURN(3)                      10.39%    6.42%    5.66%   15.62%    (24.36)%

RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                   2.00%    2.00%    2.00%    2.00%    2.00%(4)
-----------------------------------
Ratio of Net Investment
Income (Loss)
to Average Net Assets                 (0.91)%  (0.62)%  (1.07)%  (0.95)%  (0.99)%(4)
-----------------------------------
Portfolio Turnover Rate                  127%      77%     131%     159%     135%(5)
-----------------------------------
Net Assets, End of Period
(in thousands)                           $947     $779     $632     $623        $482
-------------------------------------------------------------------------------------

(1) November 28, 2001 (commencement of sale) through October 31, 2002.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 2002.

See Notes to Financial Statements.

------
49

Growth - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
--------------------------------------------------------------------------------
                                                        R CLASS
--------------------------------------------------------------------------------
                                           2006     2005     2004       2003(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period      $19.59   $18.32   $17.25      $16.56
--------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------
  Net Investment Income (Loss)(2)          (0.11)   (0.07)   (0.13)      (0.02)
-----------------------------------------
  Net Realized and Unrealized Gain (Loss)   2.26     1.34     1.20        0.71
--------------------------------------------------------------------------------
  Total From Investment Operations          2.15     1.27     1.07        0.69
--------------------------------------------------------------------------------
Net Asset Value, End of Period            $21.74   $19.59   $18.32      $17.25
================================================================================
  TOTAL RETURN(3)                          10.97%    6.93%    6.20%       4.17%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                       1.50%    1.50%    1.50%    1.50%(4)
-----------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                     (0.41)%  (0.12)%  (0.57)%  (0.58)%(4)
-----------------------------------------
Portfolio Turnover Rate                      127%      77%     131%     159%(5)
-----------------------------------------
Net Assets, End of Period (in thousands)     $298      $49      $12          $3
--------------------------------------------------------------------------------

(1) August 29, 2003 (commencement of sale) through October 31, 2003.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences becuause of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 2003.

See Notes to Financial Statements.

------
50

Focused Growth - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
--------------------------------------------------------------------------------
                                                         INVESTOR CLASS
--------------------------------------------------------------------------------
                                                      2006         2005(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $10.53        $10.00
--------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Income (Loss)(2)                     0.01          --(3)
------------------------------------------
  Net Realized and Unrealized Gain (Loss)             0.95          0.53
--------------------------------------------------------------------------------
  Total From Investment Operations                    0.96          0.53
--------------------------------------------------------------------------------
Distributions
------------------------------------------
  From Net Investment Income                          --(3)           --
------------------------------------------
  From Net Realized Gains                            (0.07)           --
--------------------------------------------------------------------------------
  Total Distributions                                (0.07)           --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                      $11.42        $10.53
================================================================================
  TOTAL RETURN(4)                                     9.13%        5.30%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                                 1.00%     1.00%(5)
------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                                 0.07%     0.00%(5)
------------------------------------------
Portfolio Turnover Rate                                313%          95%
------------------------------------------
Net Assets, End of Period (in thousands)            $15,837      $12,175
--------------------------------------------------------------------------------

(1) February 28, 2005 (fund inception) through October 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

See Notes to Financial Statements.

------
51

Heritage - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31
-------------------------------------------------------------------------------------
                                                      INVESTOR CLASS
-------------------------------------------------------------------------------------
                                         2006     2005     2004      2003     2002
-------------------------------------------------------------------------------------
PER-SHARE DATA
-------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                     $13.48   $10.76   $10.78     $9.11  $10.13
-------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income (Loss)(1)        (0.03)   (0.06)   (0.05)    (0.04)  (0.04)
-----------------------------------
  Net Realized and
  Unrealized Gain (Loss)                  2.22     2.78     0.03      1.71   (0.98)
-------------------------------------------------------------------------------------
  Total From Investment Operations        2.19     2.72    (0.02)     1.67   (1.02)
-------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Realized Gains                (0.09)      --       --        --      --
-------------------------------------------------------------------------------------
Net Asset Value, End of Period          $15.58   $13.48   $10.76    $10.78   $9.11
=====================================================================================
  TOTAL RETURN(2)                        16.26%   25.16%   (0.09)%   18.33% (10.07)%

RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                     1.00%    1.00%     1.00%    1.00%    1.00%
-----------------------------------
Ratio of Net Investment
Income (Loss)
to Average Net Assets                   (0.22)%  (0.46)%   (0.44)%  (0.39)%  (0.37)%
-----------------------------------
Portfolio Turnover Rate                    230%     236%      264%     129%     128%
-----------------------------------
Net Assets, End of Period
(in millions)                            $1,037     $801    $1,148   $1,227   $1,010
-------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
52

Heritage - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31
---------------------------------------------------------------------------------------
                                                      INSTITUTIONAL CLASS
---------------------------------------------------------------------------------------
                                         2006      2005      2004     2003     2002
---------------------------------------------------------------------------------------
PER-SHARE DATA
---------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                     $13.63    $10.87    $10.86    $9.17   $10.17
---------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income (Loss)(1)         --(2)    (0.03)    (0.03)   (0.01)   (0.02)
-----------------------------------
  Net Realized and
  Unrealized Gain (Loss)                  2.26      2.79      0.04     1.70    (0.98)
---------------------------------------------------------------------------------------
  Total From Investment Operations        2.26      2.76      0.01     1.69    (1.00)
---------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Realized Gains                (0.09)       --        --       --       --
---------------------------------------------------------------------------------------
Net Asset Value, End of Period          $15.80    $13.63    $10.87   $10.86    $9.17
=======================================================================================
  TOTAL RETURN(3)                        16.59%    25.39%     0.09%   18.43%   (9.83)%

RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                     0.80%     0.80%     0.80%    0.80%     0.80%
-----------------------------------
Ratio of Net Investment
Income (Loss)
to Average Net Assets                   (0.02)%   (0.26)%   (0.24)%  (0.19)%   (0.17)%
-----------------------------------
Portfolio Turnover Rate                    230%      236%      264%     129%      128%
-----------------------------------
Net Assets, End of Period
(in thousands)                          $57,039   $43,192   $58,259  $73,735  $152,256
---------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
53

Heritage - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31
---------------------------------------------------------------------------------------
                                                      ADVISOR CLASS
---------------------------------------------------------------------------------------
                                        2006      2005     2004      2003     2002
---------------------------------------------------------------------------------------
PER-SHARE DATA
---------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                    $13.29    $10.64   $10.68     $9.05    $10.09
---------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income (Loss)(1)       (0.08)    (0.09)   (0.07)    (0.06)   (0.06)
-----------------------------------
  Net Realized and
  Unrealized Gain (Loss)                 2.20      2.74     0.03      1.69    (0.98)
---------------------------------------------------------------------------------------
  Total From Investment Operations       2.12      2.65    (0.04)     1.63    (1.04)
---------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Realized Gains               (0.09)       --       --        --       --
---------------------------------------------------------------------------------------
Net Asset Value, End of Period         $15.32    $13.29   $10.64    $10.68    $9.05
=======================================================================================
  TOTAL RETURN(2)                       15.96%    24.91%   (0.37)%   18.01%  (10.31)%

RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                    1.25%     1.25%     1.25%    1.25%     1.25%
-----------------------------------
Ratio of Net Investment
Income (Loss)
to Average Net Assets                  (0.47)%   (0.71)%   (0.69)%  (0.64)%   (0.62)%
-----------------------------------
Portfolio Turnover Rate                   230%      236%      264%     129%      128%
-----------------------------------
Net Assets, End of Period
(in thousands)                         $57,995   $19,953   $15,623  $13,668    $3,737
---------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
54

Heritage - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31
------------------------------------------------------------------------------------
                                                        C CLASS
------------------------------------------------------------------------------------
                                      2006     2005      2004      2003      2002
------------------------------------------------------------------------------------
PER-SHARE DATA
------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                  $12.91   $10.41    $10.54     $8.99    $10.10
------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income (Loss)(1)     (0.18)    (0.17)   (0.15)    (0.13)   (0.13)
-----------------------------------
  Net Realized and
  Unrealized Gain (Loss)               2.13     2.67      0.02      1.68    (0.98)
------------------------------------------------------------------------------------
  Total From Investment Operations     1.95     2.50     (0.13)     1.55    (1.11)
------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Realized Gains             (0.09)       --       --        --       --
------------------------------------------------------------------------------------
Net Asset Value, End of Period       $14.77    $12.91   $10.41    $10.54    $8.99
====================================================================================
  TOTAL RETURN(2)                     15.11%    24.02%   (1.23)%   17.24%  (10.99)%

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                  2.00%     2.00%     2.00%    2.00%    2.00%
-----------------------------------
Ratio of Net Investment
Income (Loss)
to Average Net Assets                (1.22)%   (1.46)%   (1.44)%  (1.39)%  (1.37)%
-----------------------------------
Portfolio Turnover Rate                 230%      236%      264%     129%     128%
-----------------------------------
Net Assets, End of Period
(in thousands)                        $2,334      $898      $889     $872     $146
------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
55

Vista - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31
----------------------------------------------------------------------------------
                                                  INVESTOR CLASS
----------------------------------------------------------------------------------
                                      2006     2005     2004     2003     2002
----------------------------------------------------------------------------------
PER-SHARE DATA
----------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                  $14.99   $13.14   $11.97    $9.25   $10.62
----------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income (Loss)(1)     (0.04)   (0.04)   (0.06)   (0.06)   (0.04)
-----------------------------------
  Net Realized and
  Unrealized Gain (Loss)               1.40     1.89     1.23     2.78    (1.33)
----------------------------------------------------------------------------------
  Total From Investment Operations     1.36     1.85     1.17     2.72    (1.37)
----------------------------------------------------------------------------------
Net Asset Value, End of Period       $16.35   $14.99   $13.14   $11.97    $9.25
==================================================================================
  TOTAL RETURN(2)                      9.07%   14.08%    9.77%   29.41%  (12.90)%

RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                  1.00%    1.00%    1.00%    1.00%     1.00%
-----------------------------------
Ratio of Net Investment
Income (Loss)
to Average Net Assets                (0.23)%  (0.26)%  (0.48)%  (0.57)%   (0.34)%
-----------------------------------
Portfolio Turnover Rate                 234%     284%     255%     280%      293%
-----------------------------------
Net Assets, End of Period
(in millions)                         $1,965   $1,902   $1,418   $1,240      $966
----------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
56

Vista - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31
-------------------------------------------------------------------------------------
                                                    INSTITUTIONAL CLASS
-------------------------------------------------------------------------------------
                                         2006     2005     2004     2003      2002
-------------------------------------------------------------------------------------
PER-SHARE DATA
-------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                     $15.22   $13.32   $12.11    $9.34   $10.70
-------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income (Loss)(1)        (0.01)   (0.01)   (0.04)   (0.03)   (0.02)
-----------------------------------
  Net Realized and
  Unrealized Gain (Loss)                  1.43     1.91     1.25     2.80    (1.34)
-------------------------------------------------------------------------------------
  Total From Investment Operations        1.42     1.90     1.21     2.77    (1.36)
-------------------------------------------------------------------------------------
Net Asset Value, End of Period          $16.64   $15.22   $13.32   $12.11    $9.34
=====================================================================================
  TOTAL RETURN(2)                         9.33%   14.26%    9.99%   29.66%  (12.71)%

RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                     0.80%    0.80%    0.80%    0.80%     0.80%
-----------------------------------
Ratio of Net Investment
Income (Loss)
to Average Net Assets                   (0.03)%  (0.06)%  (0.28)%  (0.37)%   (0.14)%
-----------------------------------
Portfolio Turnover Rate                    234%     284%     255%     280%      293%
-----------------------------------
Net Assets, End of Period
(in thousands)                         $132,325  $98,439  $42,747  $34,177   $37,743
-------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
57

Vista - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31
---------------------------------------------------------------------------------------
                                                          ADVISOR CLASS
---------------------------------------------------------------------------------------
                                         2006      2005      2004     2003     2002
---------------------------------------------------------------------------------------
PER-SHARE DATA
---------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                     $14.73    $12.95    $11.82    $9.15   $10.53
---------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income (Loss)(1)        (0.08)    (0.08)    (0.11)   (0.08)   (0.06)
-----------------------------------
  Net Realized and
  Unrealized Gain (Loss)                  1.38      1.86      1.24     2.75    (1.32)
---------------------------------------------------------------------------------------
  Total From Investment Operations        1.30      1.78      1.13     2.67    (1.38)
---------------------------------------------------------------------------------------
Net Asset Value, End of Period          $16.03    $14.73    $12.95   $11.82    $9.15
=======================================================================================
  TOTAL RETURN(2)                         8.83%    13.75%     9.56%   29.18%  (13.11)%

RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                     1.25%     1.25%     1.25%    1.25%     1.25%
-----------------------------------
Ratio of Net Investment
Income (Loss)
to Average Net Assets                   (0.48)%   (0.51)%   (0.73)%  (0.82)%   (0.59)%
-----------------------------------
Portfolio Turnover Rate                    234%      284%      255%     280%      293%
-----------------------------------
Net Assets, End of Period
(in thousands)                         $210,576  $190,635  $106,750  $17,060   $11,333
---------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
58

Vista - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31
-------------------------------------------------------------------------------------
                                                         C CLASS
-------------------------------------------------------------------------------------
                                          2006   2005      2004     2003     2002
-------------------------------------------------------------------------------------
PER-SHARE DATA
-------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                      $14.37  $12.73   $11.71    $9.12   $10.59
-------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income (Loss)(1)        (0.19)   (0.18)   (0.19)   (0.16)   (0.15)
-----------------------------------
  Net Realized and
  Unrealized Gain (Loss)                  1.34    1.82      1.21     2.75    (1.32)
-------------------------------------------------------------------------------------
  Total From Investment Operations        1.15    1.64      1.02     2.59    (1.47)
-------------------------------------------------------------------------------------
Net Asset Value, End of Period          $15.52  $14.37    $12.73   $11.71    $9.12
=====================================================================================
  TOTAL RETURN(2)                         8.00%   12.88%    8.71%   28.40%  (13.88)%

RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                     2.00%    2.00%    2.00%    2.00%     2.00%
-----------------------------------
Ratio of Net Investment
Income (Loss)
to Average Net Assets                   (1.23)%  (1.26)%  (1.48)%  (1.57)%   (1.34)%
-----------------------------------
Portfolio Turnover Rate                    234%     284%     255%     280%      293%
-----------------------------------
Net Assets, End of Period
(in thousands)                           $2,998   $2,515   $1,439     $333      $110
-------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
59

Vista - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
--------------------------------------------------------------------------------
                                                             R CLASS
--------------------------------------------------------------------------------
                                                        2006       2005(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $14.97       $15.32
--------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------------
  Net Investment Income (Loss)(2)                       (0.16)       (0.04)
-------------------------------------------
  Net Realized and Unrealized Gain (Loss)                1.44        (0.31)
--------------------------------------------------------------------------------
  Total From Investment Operations                       1.28        (0.35)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                         $16.25       $14.97
================================================================================
  TOTAL RETURN(3)                                        8.55%       (2.28)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                                    1.50%      1.50%(4)
-------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                                  (0.73)%     (0.92)(4)
-------------------------------------------
Portfolio Turnover Rate                                   234%       284%(5)
-------------------------------------------
Net Assets, End of Period (in thousands)                  $337           $24
--------------------------------------------------------------------------------

(1) July 29, 2005 (commencement of sale) through October 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 2005.

See Notes to Financial Statements.

------
60

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Growth Fund, Focused Growth Fund, Heritage
Fund, and Vista Fund (collectively the "Funds"), four of the mutual funds comprising American Century Mutual Funds, Inc., as of October 31, 2006, and the
related statements of operations for the year then ended, the statements of changes in net assets for the periods presented, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds, as of October 31, 2006, the results of their operations for the year then ended, the changes in their net assets for periods presented, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 14, 2006

------
61

Management

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the funds' investment advisor, American Century Investment Management, Inc. (ACIM); the funds'
principal underwriter, American Century Investment Services, Inc. (ACIS); and
the funds' transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly owned subsidiaries, including
ACIM, ACIS, and ACS. The directors serve in this capacity for seven registered investment companies in the American Century family of funds.

All persons named as officers of the funds also serve in a similar capacity for the other 14 investment companies advised by ACIM or American Century Global
Investment Management, Inc. (ACGIM), unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1980
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Formerly Chief Executive
Officer/Treasurer, Associated Bearings Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
D.D. (DEL) HOCK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1935
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc.
--------------------------------------------------------------------------------
JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUND: Advisory Board Member
FIRST YEAR OF SERVICE: 2006
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Principal, Plaza Belmont LLC; Chief
Financial Officer, Plaza Belmont LLC (September 1999 to July 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Saia, Inc. and Entertainment
Properties Trust
--------------------------------------------------------------------------------

                                                                    (continued)

------
62

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
FIRST YEAR OF SERVICE: 1995
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Retired Chairman of the Board, Butler Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer
and Founder, Sayers40, Inc., a technology products and service provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Triad Hospitals, Inc.
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1994
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2001
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company (1992 to December 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR.(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1958
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Director and Controlling
Shareholder, ACC; Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1959
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1990
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, ACC (January 2005 to
present); Co-Chairman, ACC (September 2000 to December 2004); Chairman, ACS and
other ACC subsidiaries (April 2005 to September 2006); Director, ACC, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1)  James E. Stowers, Jr. is the father of James E. Stowers III.

                                                                    (continued)

------
63

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC
(September 2000 to present); President, ACC (June 1997 to present); Also serves as: Chairman, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; Chief Executive
Officer, ACIM, ACGIM, ACIS and other ACC subsidiaries (October 2000 to October
2006); President, ACIM, ACGIM and other ACC subsidiaries (September 2002 to
September 2006); Executive Vice President, ACS (January 2005 to September 2006);
Director, ACC, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
JONATHAN THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Executive Vice President
FIRST YEAR OF SERVICE: 2005
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(February 2006 to present); Executive Vice President, ACC (November 2005 to present); Also serves as: President and Chief Executive Officer, ACS; Chief
Financial Officer and Chief Accounting Officer, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; Managing Director, Morgan Stanley (March 2000 to November
2005)
--------------------------------------------------------------------------------
MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer and Senior Vice President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006); Also serves as: Senior Vice President, ACS
--------------------------------------------------------------------------------
DAVID C. TUCKER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1958
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (February 2001
to present); General Counsel, ACC (June 1998 to present); Also serves as: Senior
Vice President and General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present); Controller, various American Century funds (June 1997 to September
2006)
--------------------------------------------------------------------------------
C. JEAN WADE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1964
POSITION(S) HELD WITH FUNDS: Controller
FIRST YEAR OF SERVICE: 2006
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present)
--------------------------------------------------------------------------------
JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACC (August
2006 to present); Vice President, ACC and certain ACC subsidiaries (October 2001 to August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006);
Also serves as: Senior Vice President, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------

The SAI has additional information about the funds' directors and is available without charge, upon request, by calling 1-800-345-2021.

------
64

Approval of Management Agreements for Growth, Focused Growth, Heritage, and
Vista

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the "15(c)
Providers") concerning Growth, Focused Growth, Heritage and Vista (the "funds")
and the services provided to the funds under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

*    the nature, extent and quality of investment management, shareholder services and other services provided to the funds under the management agreement;

*    reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the funds and their shareholders on a routine and non-routine basis;

*    data comparing the cost of owning the funds to the cost of owning similar funds;

*    data comparing the funds' performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

*    financial data showing the profitability of the funds to the advisor and the overall profitability of the advisor; and

*    data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the funds' board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

                                                                    (continued)

------
65

Approval of Management Agreements for Growth, Focused Growth, Heritage, and
Vista

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors' decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the funds. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

*    fund construction and design
*    portfolio security selection
*    initial capitalization/funding
*    securities trading
*    custody of fund assets
*    daily valuation of the funds' portfolio
*    shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications
*    legal services
*    regulatory and portfolio compliance
*    financial reporting
*    marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity.
In evaluating investment performance, the board expects the advisor to manage the funds in accordance with their investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting, the Directors review investment performance information for the funds, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the funds. The Directors also review detailed performance information during the 15(c) Process comparing the funds'
performance with that of similar funds not

                                                                    (continued)

------
66

Approval of Management Agreements for Growth, Focused Growth, Heritage, and
Vista

managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance.
Growth's performance fell below the median for both the one and three year periods during the past year. Heritage's performance for the one year period was in the highest quartile for its peer group and below the median for the three year period during part of the past year. Vista's performance for the one year period was below the median for its peer group and above the median for the three year period during part of the past year. The board discussed the fund's performance with the advisor and was satisfied with the efforts being undertaken by the advisor.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the funds with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the funds, its profitability in managing the funds, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices and that the advisor was not implicated in the industry scandals of 2003 and 2004.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its

                                                                    (continued)

------
67

Approval of Management Agreements for Growth, Focused Growth, Heritage, and
Vista

reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the funds specifically, the expenses incurred by the advisor in providing various functions to the funds, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the funds increase in size, and through reinvestment in its business to provide shareholders additional content and services.

COMPARISON TO OTHER FUNDS' FEES. The funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the funds'
independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the funds and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the funds'
unified fee to the total expense ratio of other funds in the funds' peer groups.
The unified fee charged to shareholders of each of Growth and Focused Growth was below the median of the total expense ratios of its peer group. The unified fee charged to shareholders of each of Heritage and Vista was in the lowest quartile of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the funds. The Directors analyzed this information and concluded that the fees charged and services provided to the funds were reasonable by comparison.

                                                                    (continued)

------
68

Approval of Management Agreements for Growth, Focused Growth, Heritage, and
Vista

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the funds. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the funds or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the funds to determine breakpoints in the funds' fee schedules, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between each of Focused Growth, Heritage and Vista and the advisor is fair and reasonable in light of the services provided and should be renewed.

The independent directors of Growth negotiated changes to the breakpoint schedule used to calculate Growth's management fee. These changes were proposed by the Directors based on their review of the competitive changes in the mutual fund marketplace and their review of financial information provided by the advisor. The new schedule, effective August 1, 2006, contains lower management fees at certain asset levels than under the existing structure. Following these negotiations with the advisor, the independent directors concluded that the investment management agreement between Growth and the advisor is fair and reasonable in light of the services provided and should be renewed.

------
69

Share Class Information

Five classes of shares are authorized for sale by Growth and Vista: Investor
Class, Institutional Class, Advisor Class, C Class, and R Class. Focused Growth
offers the Investor Class. Four classes of shares are authorized for sale by
Heritage: Investor Class, Institutional Class, Advisor Class, and C Class. The
total expense ratio of Institutional Class shares is lower than that of Investor
Class shares. The total expense ratios of Advisor Class, C Class, and R Class shares are higher than that of Investor Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of
Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors.
Advisor Class shares are subject to a 0.50% annual Rule 12b-1 distribution and service fee. The total expense ratio of Advisor Class shares is 0.25% higher than the total expense ratio of Investor Class shares.

C CLASS shares are sold primarily through employer sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for C Class shares is the same as for Investor Class shares. C Class shares also are subject to a Rule 12b-1 distribution and service fee of 1.00%.

R CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. The unified management fee for R Class shares is the same as for Investor Class shares. R Class shares are subject to a 0.50% annual Rule
12b-1 distribution and service fee.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

------
70

Additional Information

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American
Century's website at americancentury.com and on the Securities and Exchange
Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

                                                                    (continued)

------
71

Additional Information

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling
1-800-345-2021.

------
72

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The BLENDED INDEX is considered the benchmark for Focused Growth. It combines two widely known indices, the S&P 500 Index and the Russell 1000 Growth Index,
which are both weighted at 50%.

The DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

The NASDAQ COMPOSITE INDEX is a market value-weighted index of all domestic and international common stocks listed on the Nasdaq stock market.

The RUSSELL 1000(reg.tm) INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 1000(reg.tm) GROWTH INDEX measures the performance of those Russell
1000 Index companies (the 1,000 largest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth rates.

The RUSSELL 2000(reg.tm) INDEX is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP(reg.tm) INDEX measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP(reg.tm) GROWTH INDEX measures the performance of those
Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

------
73

Notes

------
74

Notes

------
75

Notes

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76

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
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1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investments                               PRSRT STD
P.O. Box 419200                                        U.S. POSTAGE PAID
Kansas City, MO 64141-6200                              AMERICAN CENTURY
                                                            COMPANIES

The American Century Investments logo,
American Century and American Century
Investments are service marks of                    American Century Investment
American Century Proprietary Holdings, Inc.         Services, Inc., Distributor

0612                                               (c)2006 American Century
SH-ANN-52278S                                      Proprietary Holdings, Inc.
                                                   All rights reserved.

AMERICAN CENTURY INVESTMENTS

Annual Report
October 31, 2006

[photo of winter scene]

Giftrust(reg.tm) Fund

[american century investments logo and text logo]

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
Founder
American Century Companies, Inc.

/s/James E. Stowers III
James E. Stowers III
Chairman of the Board
American Century Companies, Inc.

We are pleased to provide you with the annual report for the American Century
Giftrust Fund for the year ended October 31, 2006. We hope you find this information helpful in monitoring your investment. Another useful resource we offer is our website, americancentury.com, where we post quarterly portfolio commentaries, the views of senior investment officers and analysts, and other communications about investments, portfolio strategy, personal finance, and the markets.

In its most recent rankings, Dalbar -- which issues customer satisfaction ratings and rankings based on website functionality -- ranked
americancentury.com seventh out of the sites provided by the top 25 fund companies that it believes lead the industry in web-based technology. Our website earned an "Excellent" rating, Dalbar's highest designation.

For most of 2006, our website has linked visitors to information explaining our strategic collaboration with Lance Armstrong and the Lance Armstrong Foundation
(LAF). This campaign, featuring Lance, is designed to encourage investors to take a more active role in planning their financial futures and make every investment decision count. To learn more about the collaboration and the LAF, please visit americancentury.com or www.lanceface.com on the Web and click on the links to related sites.

With the approach of year end and the 2006 tax season, you can also find out more about December fund distributions and tax information via a link from our website. We've posted December distribution estimates for over 50 funds, answers to frequent distribution questions, and online descriptions of all of the tax information we provide to investors.

If you haven't visited americancentury.com yet, we encourage you to do so...it's there to serve you. And so are we. As always, we deeply appreciate your commitment to American Century Investments.

Market Perspective . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
   One-Year Total Returns. . . . . . . . . . . . . . . . . . . . . . . . .  2

GIFTRUST

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Market Perspective

[photo of Mark Mallon]

Market Perspective

BY MARK MALLON, CHIEF INVESTMENT OFFICER, AMERICAN CENTURY INVESTMENTS

ECONOMIC GROWTH SURGED, THEN MODERATED

Economic growth -- along with commodity prices, short-term interest rates, and inflation -- surged early in the 12-month period ended October 31, 2006. But growth and inflation moderated in the period's second half, which saw the
Federal Reserve end its two-year string of interest rate hikes.

After a hurricane-related slowdown in the fourth quarter of 2005, U.S. gross domestic product grew in the first quarter of 2006 at a 5.6% annualized pace, the highest level in more than two years. The Fed steadily raised short-term interest rates through June to keep inflation in check, including pressures from soaring commodity prices. The Fed finally snapped its string of rate hikes in
August 2006, leaving its target at 5.25%, a five-year high. By then, economic growth had slowed, dragged down in part by a cooling housing market.

BEST FISCAL-YEAR STOCK RETURNS SINCE 2003

The Fed's pause and expectations for lower interest rates and mild inflation going forward helped produce the best U.S. stock returns for a 12-month fiscal period ended October 31 since 2003. Market rallies beginning and ending the period offset a late-spring/early-summer selloff. Growth stocks flourished in the latter rally, but value stocks outperformed growth for the full reporting period. Likewise, though large-cap stocks gained ground late in the period, small-caps posted higher returns for the entire 12-month stretch.

In the first half of the 12-month period, investors celebrated a dip in crude oil prices and strong economic growth by pushing stock prices higher. The small-cap Russell 2000 Index led the way, surging 18.91%. Sentiment changed in early May, however, when the Fed made it clear that more interest rate hikes might be necessary to control inflation. Between April 30 and July 15, the S&P
500 fell 5.28%, and the Russell 2000 more than doubled that loss as investors desired larger, more stable companies.

The selloff ended in late July after Fed chairman Ben Bernanke predicted inflation would moderate. The Fed's subsequent rate pause in August and plunging energy prices allowed stocks to rebound nicely in the last three months of the reporting period.

ONE-YEAR TOTAL RETURNS
AS OF OCTOBER 31, 2006
--------------------------------------------------------------------------------
S&P 500 Index                                                16.34%
--------------------------------------------------------------------------------
Dow Jones Industrial Average                                 18.47%
--------------------------------------------------------------------------------
Nasdaq Composite Index                                       12.48%
--------------------------------------------------------------------------------

------
2

Giftrust - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2006
                               -----------------------------------
                                      AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                          SINCE      INCEPTION
                     1 YEAR     5 YEARS     10 YEARS    INCEPTION      DATE
--------------------------------------------------------------------------------
GIFTRUST             16.49%      7.47%(1)    1.25%(1)   12.08%(1)    11/25/83
--------------------------------------------------------------------------------
RUSSELL MIDCAP
GROWTH INDEX(2)      14.51%     10.62%       8.73%         N/A(3)       --
--------------------------------------------------------------------------------

(1) Returns would have been lower if management fees had not been waived from 2/1/04 to 7/31/04.

(2) Data provided by Lipper Inc. - A Reuters Company. (c) 2006 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(3) Benchmark began 12/31/85.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

                                                                    (continued)

------
3

Giftrust - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made October 31, 1996

ONE-YEAR RETURNS OVER 10 YEARS

Periods ended October 31
---------------------------------------------------------------------------------------------------
                 1997     1998    1999    2000     2001     2002    2003     2004    2005    2006
---------------------------------------------------------------------------------------------------
Giftrust         1.95%  -31.55%  59.05%  63.10%  -56.36%  -15.38%  18.18%  -1.64%*  25.13%  16.49%
---------------------------------------------------------------------------------------------------
Russell Midcap
Growth Index    24.61%    2.43%  37.66%  38.67%  -42.78%  -17.61%  39.30%   8.77%   15.91%  14.51%
---------------------------------------------------------------------------------------------------

* Returns would have been lower, along with the ending value, if management fees had not been waived from 2/1/04 to 7/31/04.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

Giftrust - Portfolio Commentary

PORTFOLIO MANAGERS: KURT STALZER AND DAVID ROSE

PERFORMANCE SUMMARY

Giftrust gained 16.49% during the 12 months ended October 31, 2006, surpassing the 14.51% return of its benchmark, the Russell Midcap Growth Index.

As outlined in the Market Perspective on page 2, a pause in Federal Reserve interest rate hikes and expectations for lower interest rates and mild inflation going forward helped produce U.S. stock index returns in the 10-25% range for the 12-month period.

An overweight position in the wireless telecommunication industry and well-timed sector position shifts in industrials and information technology helped the portfolio outperform the Russell Midcap Growth Index. Relatively weaker returns in the health care and financials sectors reduced relative performance.

INVESTMENT PROCESS PAID OFF

For the second straight fiscal year, we reaped our biggest relative and absolute gains from an overweight stake in the wireless telecommunications industry. The portfolio's investments in that industry, centered on two cellular providers in the Latin American market, composed a significant share of the portfolio's total return in the 12-month period.

Meanwhile, our focus on companies with accelerating financial growth and share price momentum helped us adjust our weighting of two key at opportune times. We raised our stake in the industrials sector in the first half of the period, when rising commodity prices and capital investment boosted stocks in that sector.
Later, in accordance with our investment process, we reduced our industrials exposure in the second half of the period, when the sector lost steam as the economy slowed.

Likewise, we reduced our stake in information technology early in the reporting period, when the sector was out of favor. But as growth and technology shares gained favor late in the period, we increased our exposure to the sector. For the full 12-month period, our underweight position in technology benefited the portfolio.

WIRELESS STOCKS LED PERFORMANCE

The portfolio's five biggest overweight stocks also ranked as its top five contributors. Two cellular providers in the

TOP TEN HOLDINGS
AS OF OCTOBER 31, 2006
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        10/31/06               4/30/06
--------------------------------------------------------------------------------
NII Holdings, Inc. Cl B                  10.5%                  6.7%
--------------------------------------------------------------------------------
Precision Castparts Corp.                 5.7%                  3.9%
--------------------------------------------------------------------------------
Alliance Data
Systems Corp.                             4.9%                  3.1%
--------------------------------------------------------------------------------
America Movil SA de CV
Series L ADR                              4.6%                  3.3%
--------------------------------------------------------------------------------
Aker Kvaerner ASA ORD                     4.4%                  2.9%
--------------------------------------------------------------------------------
Las Vegas Sands Corp.                     3.8%                  2.1%
--------------------------------------------------------------------------------
National Oilwell
Varco, Inc.                               3.4%                  0.8%
--------------------------------------------------------------------------------
Hologic, Inc.                             3.0%                  0.5%
--------------------------------------------------------------------------------
Caremark Rx Inc.                          3.0%                   --
--------------------------------------------------------------------------------
BE Aerospace, Inc.                        2.8%                  0.8%
--------------------------------------------------------------------------------

                                                                    (continued)

------
5

Giftrust - Portfolio Commentary

Latin American Market, NII Holdings and America Movil SA de CV, accounted for a combined 11% of the portfolio's average weight in the 12-month period and represented the largest and third-largest overweight individual positions, respectively. They also finished first and second on the portfolio's list of top contributors, with NII's shares gaining 57% and America Movil's rising 68%.

In addition to the cellular investments, top contributors included a stake in
Aker Kvaerner ASA, a Norway-based maker of processing equipment for oil and gas companies. Precision Castparts, a manufacturer of metal components for aerospace and industrial applications, was another top contributor. Precision benefited from a rebound in aircraft industry orders.

HEALTH CARE INFECTED RETURNS

Five of the portfolio's 10 worst relative performers resided in the health care sector, where we maintained a detrimental overweight position. Prescription manager Caremark and managed care provider Aetna topped the list of the sector's leading detractors. Shares in both declined as the entire health care services industry battled concerns about tightening profit margins and slowing increases in managed care premiums.

An underweight stake in financials, combined with weak security selection in that sector, also reduced relative returns. Most of the sector benefited from relatively stable long-term interest rates, expectations of declining short-term interest rates sometime in 2007, and sound market returns that bolstered interest in capital markets.

PORTFOLIO OBJECTIVE & EXPECTATIONS

Giftrust is an irrevocable trust designed to be given as a gift to those seeking long-term growth who can tolerate high share price fluctuation; it must be held for at least 18 years. Our process focuses on medium-sized and smaller companies with accelerating earnings growth rates and share price momentum. We believe that active investing in such companies will generate outperformance over time compared with the Russell Midcap Growth Index.

TOP FIVE INDUSTRIES
AS OF OCTOBER 31, 2006
--------------------------------------------------------------------------------
                                          % OF                 % OF
                                       NET ASSETS           NET ASSETS
                                          AS OF                AS OF
                                        10/31/06              4/30/06
--------------------------------------------------------------------------------
Wireless Telecommunication
Services                                 17.4%                  9.9%
--------------------------------------------------------------------------------
Energy Equipment
& Services                                9.5%                 13.9%
--------------------------------------------------------------------------------
Aerospace & Defense                       8.9%                  6.4%
--------------------------------------------------------------------------------
Hotels, Restuarants
& Leisure                                 5.3%                  7.9%
--------------------------------------------------------------------------------
Health Care Equipment
& Supplies                                5.1%                  0.7%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                          % OF                 % OF
                                       NET ASSETS           NET ASSETS
                                          AS OF                AS OF
                                        10/31/06              4/30/06
--------------------------------------------------------------------------------
Domestic Common Stocks                   79.4%                 80.4%
--------------------------------------------------------------------------------
Foreign Common Stocks*                   20.3%                 19.5%
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                      99.7%                 99.9%
--------------------------------------------------------------------------------
Temporary Cash Investments                0.7%                  0.7%
--------------------------------------------------------------------------------
Other Assets and Liabilities            (0.4)%                (0.6)%
--------------------------------------------------------------------------------

* Includes depositary shares, dual listed securities and foreign ordinary shares.

------
6

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2006 to October 31, 2006.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional
Class shares of the American Century Diversified Bond Fund, in an American
Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all
PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell
Education Savings Accounts and IRAs (including traditional, Roth, Rollover,
SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century
Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online.
If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical

                                                                    (continued)

------
7

Shareholder Fee Example (Unaudited)

example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-----------------------------------------------------------------------------------------
                                                                EXPENSES PAID
                                  BEGINNING        ENDING      DURING PERIOD*  ANNUALIZED
                                 ACCOUNT VALUE  ACCOUNT VALUE     5/1/06 -      EXPENSE
                                    5/1/06        10/31/06        10/31/06      RATIO*
-----------------------------------------------------------------------------------------
GIFTRUST SHAREHOLDER FEE EXAMPLE
-----------------------------------------------------------------------------------------
Actual                              $1,000         $938.50         $4.89        1.00%
-----------------------------------------------------------------------------------------
Hypothetical                        $1,000       $1,020.16         $5.09        1.00%
-----------------------------------------------------------------------------------------

* Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
  184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
8

Giftrust - Schedule of Investments

OCTOBER 31, 2006

Shares                        ($ IN THOUSANDS)                          Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 99.7%

AEROSPACE & DEFENSE -- 8.9%
--------------------------------------------------------------------------------
          1,079,393   BE Aerospace, Inc.(1)                           $ 27,287
--------------------------------------------------------------------------------
             62,200   Boeing Co.                                         4,967
--------------------------------------------------------------------------------
            819,200   Precision Castparts Corp.                         55,755
--------------------------------------------------------------------------------
                                                                        88,009
--------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS -- 0.2%
--------------------------------------------------------------------------------
             61,697   UTI Worldwide Inc.                                 1,595
--------------------------------------------------------------------------------

BEVERAGES -- 0.2%
--------------------------------------------------------------------------------
            118,900   C&C Group plc ORD                                  1,977
--------------------------------------------------------------------------------

BIOTECHNOLOGY -- 4.0%
--------------------------------------------------------------------------------
            202,799   CSL Ltd. ORD                                       8,812
--------------------------------------------------------------------------------
            118,000   Digene Corp.(1)                                    5,479
--------------------------------------------------------------------------------
            362,700   Gilead Sciences, Inc.(1)                          24,989
--------------------------------------------------------------------------------
                                                                        39,280
--------------------------------------------------------------------------------

CHEMICALS -- 1.8%
--------------------------------------------------------------------------------
            401,688   Monsanto Co.                                      17,763
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES -- 1.3%
--------------------------------------------------------------------------------
            268,780   Corrections Corp. of America(1)                   12,281
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT -- 0.8%
--------------------------------------------------------------------------------
             62,700   Research In Motion Ltd.(1)                         7,366
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS -- 2.0%
--------------------------------------------------------------------------------
            246,430   Apple Computer, Inc.(1)                           19,981
--------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING -- 1.8%
--------------------------------------------------------------------------------
            392,501   Foster Wheeler Ltd.(1)                            17,643
--------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.5%
--------------------------------------------------------------------------------
            449,568   Daktronics Inc.                                   10,659
--------------------------------------------------------------------------------
            124,000   FLIR Systems, Inc.(1)                              3,961
--------------------------------------------------------------------------------
                                                                        14,620
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES -- 9.5%
--------------------------------------------------------------------------------
            176,300   Acergy SA ORD(1)                                   3,190
--------------------------------------------------------------------------------
            415,820   Aker Kvaerner ASA ORD                             43,262
--------------------------------------------------------------------------------
             95,745   Cameron International Corp.(1)                     4,797
--------------------------------------------------------------------------------
            556,696   National Oilwell Varco, Inc.(1)                   33,624
--------------------------------------------------------------------------------
             95,400   Noble Corp.                                        6,688
--------------------------------------------------------------------------------
             54,800   Oceaneering International, Inc.(1)                 1,972
--------------------------------------------------------------------------------
                                                                        93,533
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING -- 2.4%
--------------------------------------------------------------------------------
            529,469   CVS Corp.                                         16,615
---------------------------------------------------------------------------------
            251,821   Great Atlantic & Pacific Tea Co.(1)                6,968
---------------------------------------------------------------------------------
                                                                        23,583
---------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                          Value
--------------------------------------------------------------------------------

FOOD PRODUCTS -- 0.5%
--------------------------------------------------------------------------------
            125,200   Archer-Daniels-Midland Co.                      $  4,820
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES -- 5.1%
--------------------------------------------------------------------------------
            166,672   Conceptus Inc.(1)                                  3,303
--------------------------------------------------------------------------------
            623,552   Hologic, Inc.(1)                                  30,025
--------------------------------------------------------------------------------
            131,769   Inverness Medical
                       Innovations, Inc.(1)                              4,966
--------------------------------------------------------------------------------
            190,300   Mentor Corp.                                       8,906
--------------------------------------------------------------------------------
             74,600   West Pharmaceutical
                      Services Inc.                                      3,136
--------------------------------------------------------------------------------
                                                                        50,336
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES -- 4.9%
--------------------------------------------------------------------------------
            214,600   AMN Healthcare Services, Inc.(1)                   5,427
--------------------------------------------------------------------------------
            599,600   Caremark Rx Inc.                                  29,519
--------------------------------------------------------------------------------
             34,900   Healthways, Inc.(1)                                1,478
--------------------------------------------------------------------------------
            238,098   Quest Diagnostics Inc.                            11,843
--------------------------------------------------------------------------------
                                                                        48,267
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE -- 5.3%
--------------------------------------------------------------------------------
             79,900   Harrah's Entertainment, Inc.                       5,939
--------------------------------------------------------------------------------
            131,000   InterContinental Hotels
                      Group plc ORD                                      2,521
--------------------------------------------------------------------------------
            158,300   International Game Technology                      6,729
--------------------------------------------------------------------------------
            488,550   Las Vegas Sands Corp.(1)                          37,228
--------------------------------------------------------------------------------
                                                                        52,417
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES -- 0.2%
--------------------------------------------------------------------------------
            420,048   Consorcio ARA SA de CV ORD                         2,381
--------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES -- 2.2%
--------------------------------------------------------------------------------
            487,695   McDermott International, Inc.(1)                  21,800
--------------------------------------------------------------------------------

INSURANCE -- 3.9%
--------------------------------------------------------------------------------
             63,800   CNA Financial Corp.(1)                             2,389
--------------------------------------------------------------------------------
             29,000   Everest Re Group, Ltd.                             2,876
--------------------------------------------------------------------------------
            225,600   HCC Insurance Holdings, Inc.                       7,594
--------------------------------------------------------------------------------
            659,209   Loews Corp.                                       25,657
--------------------------------------------------------------------------------
                                                                        38,516
--------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL -- 0.7%
--------------------------------------------------------------------------------
            181,608   Priceline.com Inc.(1)                              7,317
--------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES -- 2.2%
--------------------------------------------------------------------------------
            262,419   Digital River Inc.(1)                             15,181
--------------------------------------------------------------------------------
            336,280   ValueClick Inc.(1)                                 6,322
--------------------------------------------------------------------------------
                                                                        21,503
--------------------------------------------------------------------------------

IT SERVICES -- 4.9%
--------------------------------------------------------------------------------
            793,282   Alliance Data Systems Corp.(1)                    48,168
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
9

Giftrust - Schedule of Investments

OCTOBER 31, 2006

Shares                        ($ IN THOUSANDS)                          Value
--------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES -- 4.9%
--------------------------------------------------------------------------------
            297,680   Covance Inc.(1)                                 $ 17,414
-------------------------------------------------------------------------------
            224,374   ICON plc ADR(1)                                    8,051
-------------------------------------------------------------------------------
            712,406   Pharmaceutical Product
                      Development, Inc.                                 22,547
-------------------------------------------------------------------------------
                                                                        48,012
-------------------------------------------------------------------------------

MEDIA -- 1.0%
--------------------------------------------------------------------------------
            193,635   Focus Media Holding Ltd. ADR(1)                   10,241
--------------------------------------------------------------------------------

METALS & MINING -- 1.5%
--------------------------------------------------------------------------------
             80,525   Allegheny Technologies Inc.                        6,340
-------------------------------------------------------------------------------
             79,500   RTI International Metals, Inc.(1)                  4,875
-------------------------------------------------------------------------------
            108,006   Titanium Metals Corp.(1)                           3,184
-------------------------------------------------------------------------------
                                                                        14,399
-------------------------------------------------------------------------------

MULTI-UTILITIES -- 0.8%
--------------------------------------------------------------------------------
            148,700   Sempra Energy                                      7,887
--------------------------------------------------------------------------------

MULTILINE RETAIL -- 1.8%
--------------------------------------------------------------------------------
            251,828   Kohl's Corp.(1)                                   17,779
--------------------------------------------------------------------------------

PERSONAL PRODUCTS -- 0.6%
--------------------------------------------------------------------------------
            176,323   Bare Escentuals Inc.(1)                            5,401
--------------------------------------------------------------------------------

PHARMACEUTICALS -- 2.5%
--------------------------------------------------------------------------------
            102,893   Forest Laboratories, Inc.(1)                       5,036
-------------------------------------------------------------------------------
             41,100   Medicis Pharmaceutical
                      Corp. Cl A                                         1,440
-------------------------------------------------------------------------------
            173,900   Shire plc ADR                                      9,538
-------------------------------------------------------------------------------
            493,600   Shire plc ORD                                      9,006
-------------------------------------------------------------------------------
                                                                        25,020
-------------------------------------------------------------------------------

SOFTWARE -- 2.9%
--------------------------------------------------------------------------------
             87,996   Micros Systems, Inc.(1)                            4,372
--------------------------------------------------------------------------------
            106,100   Nintendo Co., Ltd. ORD                            21,706
--------------------------------------------------------------------------------
            123,400   Parametric Technology Corp.(1)                     2,411
--------------------------------------------------------------------------------
                                                                        28,489
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                          Value
--------------------------------------------------------------------------------

SPECIALTY RETAIL -- 2.0%
--------------------------------------------------------------------------------
            282,200   GameStop Corp. Cl A(1)                          $ 14,409
--------------------------------------------------------------------------------
            184,200   Rent-A-Center Inc.(1)                              5,298
--------------------------------------------------------------------------------
                                                                        19,707
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES -- 17.4%
--------------------------------------------------------------------------------
          1,064,875   America Movil
                      SA de CV Series L ADR                             45,651
--------------------------------------------------------------------------------
            383,816   Millicom International
                      Cellular SA(1)                                    19,145
--------------------------------------------------------------------------------
          1,591,307   NII Holdings, Inc. Cl B(1)                       103,482
--------------------------------------------------------------------------------
             45,300   Rogers Communications Inc.
                      Cl B ORD                                           2,713
--------------------------------------------------------------------------------
                                                                       170,991
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $817,158)                                                        981,082
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 0.7%
--------------------------------------------------------------------------------
Repurchase Agreement, Bank of America
Securities, LLC, (collateralized by various
U.S. Treasury obligations, 4.875%, 10/31/08,
valued at $7,452), in a joint trading account
at 5.24%, dated 10/31/06, due 11/1/06
(Delivery Value $7,301)
(Cost $7,300)                                                            7,300
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 100.4%
(Cost $824,458)                                                        988,382
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (0.4)%                                  (3,803)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                            $984,579
================================================================================

See Notes to Financial Statements.                                  (continued)

------
10

Giftrust - Schedule of Investments

OCTOBER 31, 2006

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                        ($ IN THOUSANDS)

                                 Settlement                      Unrealized
      Contracts to Sell             Date             Value       Gain (Loss)
--------------------------------------------------------------------------------
     7,179,084 AUD for USD        11/30/06           $5,557         $(42)
--------------------------------------------------------------------------------
       706,443 Euro for USD       11/30/06              904           (2)
--------------------------------------------------------------------------------
     3,602,214 GBP for USD        11/30/06            6,873          (36)
--------------------------------------------------------------------------------
 1,540,572,000 JPY for USD        11/30/06           13,230          (71)
--------------------------------------------------------------------------------
    59,147,258 MXN for USD        11/30/06            5,484           35
--------------------------------------------------------------------------------
   162,661,335 NOK for USD        11/30/06           24,928           (9)
--------------------------------------------------------------------------------
                                                    $56,976        $(125)
                                              ==================================
(Value on Settlement Date $56,851)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
AUD = Australian Dollar
BP = British Pound
JPY = Japanese Yen
MXN = Mexican Nuevo Peso
NOK = Norwegian Krona
ORD = Foreign Ordinary Share
USD = United States Dollar
(1)  Non-income producing.

See Notes to Financial Statements.

------
11

Statement of Assets and Liabilities

OCTOBER 31, 2006 (AMOUNTS IN THOUSANDS EXCEPT PER-SHARE AMOUNTS)
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value (cost of $824,458)                     $988,382
----------------------------------------------------------
Receivable for investments sold                                          23,406
----------------------------------------------------------
Receivable for forward foreign currency exchange contracts                   35
----------------------------------------------------------
Dividends and interest receivable                                            68
--------------------------------------------------------------------------------
                                                                      1,011,891
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Disbursements in excess of demand deposit cash                              277
----------------------------------------------------------
Payable for investments purchased                                        26,049
----------------------------------------------------------
Payable for forward foreign currency exchange contracts                     160
----------------------------------------------------------
Accrued management fees                                                     826
--------------------------------------------------------------------------------
                                                                         27,312
--------------------------------------------------------------------------------

NET ASSETS                                                             $984,579
================================================================================

CAPITAL SHARES, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Authorized                                                              200,000
================================================================================
Outstanding                                                              48,901
================================================================================

NET ASSET VALUE PER SHARE                                                $20.13
================================================================================
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                              $1,083,114
----------------------------------------------------------
Undistributed net investment income                                         120
----------------------------------------------------------
Accumulated net realized loss on investment
and foreign currency transactions                                      (262,453)
----------------------------------------------------------
Net unrealized appreciation on investments
and translation of assets and
liabilities in foreign currencies                                       163,798
--------------------------------------------------------------------------------
                                                                       $984,579
================================================================================

See Notes to Financial Statements.

------
12

Statement of Operations

YEAR ENDED OCTOBER 31, 2006  (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
--------------------------------------------------------------------------------
INCOME:
-----------------------------------------------------------
Dividends (net of foreign taxes withheld of $83)                         $7,341
-----------------------------------------------------------
Interest                                                                    473
-----------------------------------------------------------
Securities lending                                                           71
--------------------------------------------------------------------------------
                                                                          7,885
--------------------------------------------------------------------------------

EXPENSES:
-----------------------------------------------------------
Management fees                                                          10,066
-----------------------------------------------------------
Directors' fees and expenses                                                 15
-----------------------------------------------------------
Other expenses                                                               16
--------------------------------------------------------------------------------
                                                                         10,097
--------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                                             (2,212)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain (loss) on investment
and foreign currency transactions                                       151,426
-----------------------------------------------------------
Change in net unrealized appreciation (depreciation)
on investments and translation of assets and
liabilities in foreign currencies                                         1,285
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                                 152,711
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $150,499
================================================================================

See Notes to Financial Statements.

------
13

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2006 AND OCTOBER 31, 2005 (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                           2006         2005
--------------------------------------------------------------------------------
OPERATIONS
-----------------------------------------------------
Net investment income (loss)                              $(2,212)     $(4,249)
-----------------------------------------------------
Net realized gain (loss)                                  151,426      149,744
-----------------------------------------------------
Change in net unrealized appreciation (depreciation)        1,285       58,896
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                 150,499      204,391
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Proceeds from shares sold                                  11,179       11,226
-----------------------------------------------------
Payments for shares redeemed                             (104,138)    (153,289)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions                           (92,959)    (142,063)
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                      57,540       62,328
================================================================================
NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                       927,039      864,711
--------------------------------------------------------------------------------
End of period                                            $984,579     $927,039
================================================================================
Undistributed net investment income                          $120           --
================================================================================
TRANSACTIONS IN SHARES OF THE FUND
--------------------------------------------------------------------------------
Sold                                                          571          720
-----------------------------------------------------
Redeemed                                                   (5,308)      (9,693)
--------------------------------------------------------------------------------
Net increase (decrease) in shares of the fund              (4,737)      (8,973)
================================================================================

See Notes to Financial Statements.

------
14

Notes to Financial Statements

OCTOBER 31, 2006 (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Giftrust Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act.
The fund's investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in equity securities of medium- and small-sized companies. The following is a summary of the fund's significant accounting policies.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York
Stock Exchange (the Exchange) is open and may also take place on days when the
Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of Directors or its designee if such fair value determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to fair value a security such as: a security has been declared in default;
trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by

                                                                    (continued)

------
15

Notes to Financial Statements

OCTOBER 31, 2006 (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The
Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The annual management fee for the fund is 1.00%.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, American Century Investment
Services, Inc., and the corporation's transfer agent, American Century Services,
LLC.

The fund has a bank line of credit agreement and securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPM). JPM is an equity investor in
ACC.

3. INVESTMENT TRANSACTIONS

Purchase and sales of investment securities, excluding short-term investments, for the year ended October 31, 2006, were $2,283,153 and $2,383,387, respectively.

                                                                    (continued)

------
16

Notes to Financial Statements

OCTOBER 31, 2006 (AMOUNTS IN THOUSANDS)

4. SECURITIES LENDING

As of October 31, 2006, the fund had no securities on loan. In the case of securities lending transactions, JPMCB receives and maintains collateral in the form of cash, and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account.
Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a $500 million unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions.
Borrowings under the agreement bear interest at the Federal Funds rate plus
0.50%. The fund did not borrow from the line during the year ended October 31,
2006.

6. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the fund during the years ended October 31, 2006 and
October 31, 2005.

As of October 31, 2006, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

Federal tax cost of investments                                       $825,869
================================================================================
Gross tax appreciation of investments                                 $176,570
------------------------------------------------------
Gross tax depreciation of investments                                  (14,057)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation) of investments                    $162,513
================================================================================
Net tax appreciation (depreciation) on derivatives
and translation of assets and
liabilities in foreign currencies                                           (7)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation)                                   $162,506
================================================================================
Undistributed ordinary income                                               --
------------------------------------------------------
Accumulated capital losses                                           $(261,041)
--------------------------------------------------------------------------------

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency exchange contracts.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire as follows:

--------------------------------------------------------------------------------
                2009                  2010                    2011
--------------------------------------------------------------------------------
             $(116,339)            $(138,462)               $(6,240)
--------------------------------------------------------------------------------

                                                                    (continued)

------
17

Notes to Financial Statements

OCTOBER 31, 2006 (AMOUNTS IN THOUSANDS)

7. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued
Statement of Financial Accounting Standards No. 157, "Fair Value Measurements"
(FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS 157.

------
18

Giftrust - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31
---------------------------------------------------------------------------------------------------
                                               2006     2005       2004        2003       2002
---------------------------------------------------------------------------------------------------
PER-SHARE DATA
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $17.28   $13.81     $14.04      $11.88     $14.04
---------------------------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
   Net Investment Income (Loss)                (0.05)   (0.08)     (0.01)(1)   (0.07)(1)  (0.06)(1)
------------------------------------------
   Net Realized and Unrealized Gain (Loss)      2.90     3.55      (0.22)       2.23      (2.10)
---------------------------------------------------------------------------------------------------
   Total From Investment Operations             2.85     3.47      (0.23)       2.16      (2.16)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $20.13   $17.28     $13.81      $14.04     $11.88
===================================================================================================
   TOTAL RETURN(2)                             16.49%   25.13%     (1.64)%     18.18%    (15.38)%

RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                           1.00%    1.00%    0.49%(3)      1.00%       1.00%
------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                         (0.22)%  (0.46)%  (0.09)%(3)    (0.55)%     (0.42)%
------------------------------------------
Portfolio Turnover Rate                          229%     223%        260%       140%        140%
------------------------------------------
Net Assets, End of Period (in millions)          $985     $927        $865       $896        $756
---------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any.

(3) During a portion of the year ended October 31, 2004, the investment advisor voluntarily agreed to waive its management fee. The waiver was in effect from February 1, 2004 through July 31, 2004. Had fees not been waived the annualized ratio of operating expenses to average net assets and annualized ratio of net investment income (loss) to average net assets would have been
    1.00% and (0.60)%, respectively.

See Notes to Financial Statements.

------
19

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Giftrust Fund, (the "Fund"), one of the mutual funds comprising American Century Mutual Funds, Inc., as of October 31, 2006,
and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Giftrust Fund as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 14, 2006

------
20

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century Investment Management, Inc. (ACIM); the fund's principal underwriter, American Century Investment Services, Inc. (ACIS); and
the fund's transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly owned subsidiaries, including
ACIM, ACIS, and ACS. The directors serve in this capacity for seven registered investment companies in the American Century family of funds.

All persons named as officers of the fund also serve in a similar capacity for the other 14 investment companies advised by ACIM or American Century Global
Investment Management, Inc. (ACGIM), unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1980
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Formerly Chief Executive
Officer/Treasurer, Associated Bearings Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
D.D. (DEL) HOCK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1935
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc.
--------------------------------------------------------------------------------
JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUND: Advisory Board Member
FIRST YEAR OF SERVICE: 2006
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Principal, Plaza Belmont LLC; Chief
Financial Officer, Plaza Belmont LLC (September 1999 to July 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Saia, Inc. and Entertainment
Properties Trust
--------------------------------------------------------------------------------

                                                                    (continued)

------
21

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
FIRST YEAR OF SERVICE: 1995
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Retired Chairman of the Board, Butler Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer
and Founder, Sayers40, Inc., a technology products and service provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Triad Hospitals, Inc.
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1994
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2001
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company (1992 to December 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR.(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1958
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Director and Controlling
Shareholder, ACC; Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1959
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1990
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, ACC (January 2005 to
present); Co-Chairman, ACC (September 2000 to December 2004); Chairman, ACS and
other ACC subsidiaries (April 2005 to September 2006); Director, ACC, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1) James E. Stowers, Jr. is the father of James E. Stowers III.

                                                                    (continued)

------
22

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC
(September 2000 to present); President, ACC (June 1997 to present); Also serves as: Chairman, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; Chief Executive
Officer, ACIM, ACGIM, ACIS and other ACC subsidiaries (October 2000 to October
2006); President, ACIM, ACGIM and other ACC subsidiaries (September 2002 to
September 2006); Executive Vice President, ACS (January 2005 to September 2006);
Director, ACC, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
JONATHAN THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Executive Vice President
FIRST YEAR OF SERVICE: 2005
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(February 2006 to present); Executive Vice President, ACC (November 2005 to present); Also serves as: President and Chief Executive Officer, ACS; Chief
Executive Officer, Chief Financial Officer and Chief Accounting Officer, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries; Managing Director, Morgan Stanley
(March 2000 to November 2005)
--------------------------------------------------------------------------------
MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer and Senior Vice President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006); Also serves as: Senior Vice President, ACS
--------------------------------------------------------------------------------
DAVID C. TUCKER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1958
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (February 2001
to present); General Counsel, ACC (June 1998 to present); Also serves as: Senior
Vice President and General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present); Controller, various American Century funds (June 1997 to September
2006)
--------------------------------------------------------------------------------
C. JEAN WADE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1964
POSITION(S) HELD WITH FUNDS: Controller
FIRST YEAR OF SERVICE: 2006
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present)
--------------------------------------------------------------------------------
JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACC (August
2006 to present); Vice President, ACC and certain ACC subsidiaries (October 2001 to August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006);
Also serves as: Senior Vice President, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

------
23

Approval of Management Agreement for Giftrust

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the "15(c)
Providers") concerning Giftrust (the "fund") and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

*    the nature, extent and quality of investment management, shareholder services and other services provided to the fund under the management agreement;

*    reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

*    data comparing the cost of owning the fund to the cost of owning a similar fund;

*    data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

*    financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

*    data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the fund's board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

                                                                    (continued)

------
24

Approval of Management Agreement for Giftrust

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors' decision was based on the following factors.

Nature, Extent and Quality of Services - Generally. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

*    fund construction and design
*    portfolio security selection
*    initial capitalization/funding
*    securities trading
*    custody of fund assets
*    daily valuation of the fund's portfolio
*    shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications
*    legal services
*    regulatory and portfolio compliance
*    financial reporting
*    marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity.
In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies.
In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund. The Directors also review detailed performance information during the 15(c) Process comparing the fund's performance with that of similar funds not

                                                                    (continued)

------
25

Approval of Management Agreement for Giftrust

managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance.
The fund's performance for the one year period was in the highest quartile for its peer group and below the median for the three year period during part of the past year. The board discussed the fund's performance with the advisor and was satisfied with the efforts being undertaken by the advisor.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices and that the advisor was not implicated in the industry scandals of 2003 and 2004.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other

                                                                    (continued)

------
26

Approval of Management Agreement for Giftrust

information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, the expenses incurred by the advisor in providing various functions to the fund, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group.
The unified fee charged to shareholders of the fund was in the lowest quartile of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or

                                                                    (continued)

------
27

Approval of Management Agreement for Giftrust

shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The
Directors noted that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

------
28

Additional Information

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

The NASDAQ COMPOSITE INDEX is a market value-weighted index of all domestic and international common stocks listed on the Nasdaq stock market.

The RUSSELL 2000(reg.tm) INDEX is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP(reg.tm) INDEX measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP(reg.tm) GROWTH INDEX measures the performance of those
Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American
Century's website at americancentury.com and on the Securities and Exchange
Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

------
29

Notes

------
30

Notes

------
31

Notes

------
32

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE
COMPANIES:  1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City,
Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investments                              PRSRT STD
P.O. Box 419200                                      U.S. POSTAGE PAID
Kansas City, MO 64141-6200                             AMERICAN CENTURY
                                                          COMPANIES

The American Century Investments logo,
American Century and American Century
Investments are service marks of                    American Century Investment
American Century Proprietary Holdings, Inc.         Services, Inc., Distributor

0612                                                (c)2006 American Century
SH-ANN-52274S                                       Proprietary Holdings, Inc.
                                                    All rights reserved.

[front cover]

American Century Investments

Annual Report
October 31, 2006

[photo of winter scene]

Select Fund
Capital Growth Fund
Fundamental Equity Fund
New Opportunities II Fund

[american century investments logo and text logo]

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
FOUNDER
AMERICAN CENTURY COMPANIES, INC.

/s/James E. Stowers III
James E. Stowers III
CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

We are pleased to provide you with the annual report for the American Century
Select, Capital Growth, Fundamental Equity, and New Opportunities II funds for the 12 months ended October 31, 2006. We hope you find this information helpful in monitoring your investment. Another useful resource we offer is our website,
americancentury.com, where we post quarterly portfolio commentaries, the views of senior investment officers and analysts, and other communications about investments, portfolio strategy, personal finance, and the markets.

In its most recent rankings, Dalbar --  which issues customer satisfaction ratings and rankings based on website functionality -- ranked
americancentury.com seventh out of the sites provided by the top 25 fund companies that it believes lead the industry in web-based technology. Our website earned an "Excellent" rating, Dalbar's highest designation.

For most of 2006, our website has linked visitors to information explaining our strategic collaboration with Lance Armstrong and the Lance Armstrong Foundation
(LAF). This campaign, featuring Lance, is designed to encourage investors to take a more active role in planning their financial futures and make every investment decision count. To learn more about the collaboration and the LAF, please visit americancentury.com or www.lanceface.com on the Web and click on the links to related sites.

With the approach of year end and the 2006 tax season, you can also find out more about December fund distributions and tax information via a link from our website. We've posted December distribution estimates for over 50 funds, answers to frequent distribution questions, and online descriptions of all of the tax information we provide to investors.

If you haven't visited americancentury.com yet, we encourage you to do so...it's there to serve you. And so are we. As always, we deeply appreciate your commitment to American Century Investments.

Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
   One-Year Total Returns . . . . . . . . . . . . . . . . . . . . . . . . . 2

SELECT

CAPITAL GROWTH

FUNDAMENTAL EQUITY

NEW OPPORTUNITIES II

FINANCIAL STATEMENTS

OTHER INFORMATION
Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .76
Approval of Management Agreements for Select,

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American
Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Market Perspective

[photo of Chief Investment Officer]

BY MARK MALLON, CHIEF INVESTMENT OFFICER, AMERICAN CENTURY INVESTMENTS

ECONOMIC GROWTH SURGED, THEN MODERATED

Economic growth -- along with commodity prices, short-term interest rates, and inflation -- surged early in the 12-month period ended October 31, 2006. But growth and inflation moderated in the period's second half, which saw the
Federal Reserve end its two-year string of interest rate hikes.

After a hurricane-related slowdown in the fourth quarter of 2005, U.S. gross domestic product grew in the first quarter of 2006 at a 5.6% annualized pace, the highest level in more than two years. The Fed steadily raised short-term interest rates through June to keep inflation in check, including pressures from soaring commodity prices. The Fed finally snapped its string of rate hikes in
August 2006, leaving its target at 5.25%, a five-year high. By then, economic growth had slowed, dragged down in part by a cooling housing market.

BEST FISCAL-YEAR STOCK RETURNS SINCE 2003

The Fed's pause and expectations for lower interest rates and mild inflation going forward helped produce the best U.S. stock returns for a 12-month fiscal period ended October 31 since 2003. Market rallies beginning and ending the period offset a late-spring/early-summer selloff. Growth stocks flourished in the latter rally, but value stocks outperformed growth for the full reporting period. Likewise, though large-cap stocks gained ground late in the period, small-caps posted higher returns for the entire 12-month stretch.

In the first half of the 12-month period, investors celebrated a dip in crude oil prices and strong economic growth by pushing stock prices higher. The small-cap Russell 2000 Index led the way, surging 18.91%. Sentiment changed in early May, however, when the Fed made it clear that more interest rate hikes might be necessary to control inflation. Between April 30 and July 15, the S&P
500 fell 5.28%, and the Russell 2000 more than doubled that loss as investors desired larger, more stable companies.

The selloff ended in late July after Fed chairman Ben Bernanke predicted inflation would moderate. The Fed's subsequent rate pause in August and plunging energy prices allowed stocks to rebound nicely in the last three months of the reporting period.

ONE-YEAR TOTAL RETURNS
AS OF OCTOBER 31, 2006
--------------------------------------------------------------------------------
S&P 500 Index                                                16.34%
--------------------------------------------------------------------------------
Dow Jones Industrial Average                                 18.47%
--------------------------------------------------------------------------------
Nasdaq Composite Index                                       12.48%
--------------------------------------------------------------------------------

------
2

Select - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2006
                                  --------------------------------
                                       AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                         SINCE       INCEPTION
                          1 YEAR   5 YEARS   10 YEARS   INCEPTION      DATE
--------------------------------------------------------------------------------
INVESTOR CLASS            -1.55%    0.99%      5.18%     13.23%     6/30/71(1)
--------------------------------------------------------------------------------
S&P 500 INDEX(2)          16.34%    7.26%      8.64%     11.27%         --
--------------------------------------------------------------------------------
Institutional Class       -1.35%    1.19%       --        4.79%       3/13/97
--------------------------------------------------------------------------------
Advisor Class             -1.79%    0.74%       --        2.32%       8/8/97
--------------------------------------------------------------------------------
A Class                                                               1/31/03
    No sales charge*      -1.81%     --         --      7.35%(3)
    With sales charge*    -7.45%     --         --      5.67%(3)
--------------------------------------------------------------------------------
B Class                                                               1/31/03
    No sales charge*      -2.52%     --         --      6.55%(3)
    With sales charge*    -6.52%     --         --      5.88%(3)
--------------------------------------------------------------------------------
C Class                   -2.52%     --         --      6.58%(3)      1/31/03
--------------------------------------------------------------------------------
R Class                   -2.04%     --         --       -4.37%       7/29/05
--------------------------------------------------------------------------------
*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a maximum 5.75% initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information pages for more about the applicable sales charges for each share class. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Although the fund's actual inception date was 10/31/58, this inception date corresponds with the investment advisor's implementation of its current investment philosophy and practices.

(2) Data provided by Lipper Inc. - A Reuters Company. (c) 2006 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(3) Class returns would have been lower if service and distribution fees had not been waived from 2/1/03 to 3/11/03, 2/1/03 to 2/11/03, and 2/1/03 to
    3/11/03 for the A Class, B Class, and C Class shares, respectively.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

(continued)

------
3

Select - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made October 31, 1996

ONE-YEAR RETURNS OVER 10 YEARS

Periods ended October 31
--------------------------------------------------------------------------------------------------------
                  1997     1998     1999    2000      2001      2002     2003    2004    2005     2006
--------------------------------------------------------------------------------------------------------
Investor Class   27.89%   22.96%   31.22%   7.64%   -28.93%   -17.11%   17.11%   3.05%   6.67%   -1.55%
--------------------------------------------------------------------------------------------------------
S&P 500 Index    32.11%   21.99%   25.67%   6.09%   -24.90%   -15.11%   20.80%   9.42%   8.72%   16.34%
--------------------------------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

Select - Portfolio Commentary

PORTFOLIO MANAGERS: HAROLD BRADLEY, KEITH LEE, AND MICHAEL LI

PERFORMANCE SUMMARY

Select declined 1.55%* in the 12 months ended October 31, 2006, trailing the
16.34% return of its benchmark, the S&P 500 Index, and the 10.84% gain of the
Russell 1000 Growth Index.**

As outlined in the Market Perspective on page 2, a pause in the Federal
Reserve's interest rate hikes and expectations for lower interest rates and mild inflation going forward helped produce U.S. stock index returns in the 10-25%
range for the 12-month period. We'll discuss why Select didn't match those returns and what we're doing to address that issue.

INVESTMENT PROCESS ENHANCEMENTS

Harold Bradley joined the Select team as co-portfolio manager in April 2006.
With his arrival, and as part of our ongoing effort to improve performance, we have enhanced the portfolio's investment process with a multi-factor model that we believe can better identify stocks with price momentum and improving fundamentals. The portfolio retains its bias toward high-quality stocks and stocks that have attractive risk/reward characteristics within the large-cap growth space. But the multi-factor model now employs a more systematic and rigorous screening process that takes into account factors such as earnings quality and relative valuation levels.

CHALLENGING MARKET FACTORS

The portfolio's relative underperformance for the entire reporting period resulted from an overweight in health care and consumer staples stocks, in addition to security selection in each of those sectors. Underweight stakes and security selection in energy and financials further contributed to relative underperformance. On a total return basis, the portfolio received solid gains from stakes in technology and consumer discretionary stocks, but not enough to offset losses in energy and health care.

In addition, shifting market conditions caused the application of our process enhancements to detract from performance. Select suffered in the first half of the reporting period from underweight stakes in non-traditional growth sectors such as energy and materials.

Our process enhancements took effect in spring 2006, refocusing the portfolio on large-cap stocks exhibiting classic price momentum and growth characteristics.
However, the market shortly thereafter steered away from the type of stocks we prefer, further damaging the portfolio's performance. Investment team leader

TOP TEN HOLDINGS
AS OF OCTOBER 31, 2006
--------------------------------------------------------------------------------
                                         % OF                  % OF
                                      NET ASSETS            NET ASSETS
                                         AS OF                 AS OF
                                       10/31/06               4/30/06
--------------------------------------------------------------------------------
Johnson & Johnson                         2.8%                  0.8%
--------------------------------------------------------------------------------
Diageo plc ORD                            2.7%                  2.0%
--------------------------------------------------------------------------------
Baxter International, Inc.                2.7%                    --
--------------------------------------------------------------------------------
Bank of America Corp.                     2.6%                    --
--------------------------------------------------------------------------------
St. Paul Travelers
Companies, Inc. (The)                     2.6%                    --
--------------------------------------------------------------------------------
Loews Corp.                               2.5%                    --
--------------------------------------------------------------------------------
Phelps Dodge Corp.                        2.5%                  1.9%
--------------------------------------------------------------------------------
MEMC Electronics
Materials Inc.                            2.5%                  0.6%
--------------------------------------------------------------------------------
Verizon Communications Inc.               2.5%                    --
--------------------------------------------------------------------------------
Colgate-Palmolive Co.                     2.4%                  0.4%
--------------------------------------------------------------------------------

* All fund returns referenced in this commentary are for Investor Class shares.
**The Russell 1000 Growth Index returned 4.07% and 5.76% for the 5- and 10-year periods ended October 31, 2006, respectively.

(continued)

------
5

Select - Portfolio Commentary

Harold Bradley described what happened in the summer of 2006: "The market pummeled growth and pummeled momentum. If you were looking for a harsh environment for what we do in this fund, this was the harshest environment possible."

ENERGY, HEALTH CARE LED DETRACTORS

Energy and health care accounted for four of Select's 10 biggest relative detractors in the reporting period. Shares in the portfolio's worst performer, coal mine operator Peabody Energy Corp., followed crude oil and natural gas prices lower throughout the summer. Coal competes with natural gas as an energy source for power plants, among other uses. As a result, it becomes less attractive for energy users when natural gas prices dip. We sold our position in
Peabody.

Select's health care losses spread across various industries in the sector.
Shares of the portfolio's worst individual performer in the sector, medical equipment maker Hospira, plunged in early August after its second-quarter earnings report missed consensus market forecasts.

LARGEST HOLDING LED TOP PERFORMERS

Select's top average overweight holding, International Game Technology, also topped the portfolio's list of best performers in the period. Shares in the slot-machine maker surged 63% as global demand for gaming machines continued
expanding. Another substantial overweight position in the gaming sector, a stake in Las Vegas Sands Corp., also ranked among the portfolio's leading stocks. The company's shares more than doubled in value during the period as its new casino in Macau produced strong earnings growth.

PORTFOLIO OBJECTIVE & EXPECTATIONS

Select seeks long-term growth and is designed as a core holding for a diversified portfolio. We seek large, established companies with attractive risk/reward characteristics. Within that framework, we specifically desire companies that have accelerating growth in earnings and revenue and appear capable of sustaining such growth over time. We believe that owning such companies will generate outperformance over time compared with the S&P 500.

TOP FIVE INDUSTRIES
AS OF OCTOBER 31, 2006
--------------------------------------------------------------------------------
                                         % OF                  % OF
                                      NET ASSETS            NET ASSETS
                                         AS OF                 AS OF
                                       10/31/06               4/30/06
--------------------------------------------------------------------------------
Pharmaceuticals                           6.5%                  2.8%
--------------------------------------------------------------------------------
Hotels, Restaurants
& Leisure                                 6.4%                  5.5%
--------------------------------------------------------------------------------
Semiconductors &
Semiconductor Equipment                   6.1%                  3.4%
--------------------------------------------------------------------------------
Capital Markets                           5.7%                 10.3%
--------------------------------------------------------------------------------
Insurance                                 5.1%                  1.1%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                         % OF                  % OF
                                      NET ASSETS            NET ASSETS
                                         AS OF                 AS OF
                                       10/31/06               4/30/06
--------------------------------------------------------------------------------
Domestic Common Stocks                   78.7%                 71.6%
--------------------------------------------------------------------------------
Foreign Common Stocks(1)                 20.6%                 27.2%
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                      99.3%                 98.8%
--------------------------------------------------------------------------------
Temporary
Cash Investments                            --                  0.3%
--------------------------------------------------------------------------------
Other Assets
and Liabilities(2)                        0.7%                  0.9%
--------------------------------------------------------------------------------
(1) Includes depositary shares, dual listed securities and foreign ordinary shares.
(2) Includes collateral received for securities lending and other assets and liabilities.

------
6

Select - Schedule of Investments

OCTOBER 31, 2006

Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 99.3%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 4.9%
--------------------------------------------------------------------------------
   668,273    Boeing Co.                                        $   53,368,281
--------------------------------------------------------------------------------
   745,477    General Dynamics Corp.                                53,003,415
--------------------------------------------------------------------------------
   515,924    Rockwell Collins                                      29,964,866
--------------------------------------------------------------------------------
                                                                   136,336,562
--------------------------------------------------------------------------------
BEVERAGES - 2.7%
--------------------------------------------------------------------------------
 4,125,000    Diageo plc ORD                                        76,327,845
--------------------------------------------------------------------------------
BIOTECHNOLOGY - 2.1%
--------------------------------------------------------------------------------
   864,726    Genzyme Corp.(1)                                      58,377,652
--------------------------------------------------------------------------------
CAPITAL MARKETS - 5.7%
--------------------------------------------------------------------------------
   808,048    Bank of New York Co., Inc. (The)                      27,772,610
--------------------------------------------------------------------------------
   255,831    Goldman Sachs Group, Inc. (The)                       48,554,165
--------------------------------------------------------------------------------
 1,370,976    Janus Capital Group Inc.                              27,529,198
--------------------------------------------------------------------------------
   701,668    Morgan Stanley                                        53,628,486
--------------------------------------------------------------------------------
                                                                   157,484,459
--------------------------------------------------------------------------------
COMMERCIAL BANKS - 3.5%
--------------------------------------------------------------------------------
   703,250    PNC Financial Services Group                          49,248,598
--------------------------------------------------------------------------------
 1,456,777    U.S. Bancorp                                          49,297,333
--------------------------------------------------------------------------------
                                                                    98,545,931
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 4.0%
--------------------------------------------------------------------------------
 2,460,486    Cisco Systems Inc.(1)                                 59,371,527
--------------------------------------------------------------------------------
 2,280,720    Motorola, Inc.                                        52,593,403
--------------------------------------------------------------------------------
                                                                   111,964,930
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 2.6%
--------------------------------------------------------------------------------
 1,341,902    Bank of America Corp.                                 72,288,261
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION
SERVICES - 2.5%
--------------------------------------------------------------------------------
 1,846,325    Verizon Communications Inc.                           68,314,025
--------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.5%
--------------------------------------------------------------------------------
   310,977    Pinnacle West Capital Corp.                           14,867,810
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 3.0%
--------------------------------------------------------------------------------
 4,345,248    ABB Ltd. ADR(2)                                       64,831,101
--------------------------------------------------------------------------------
   479,350    Q-Cells AG ORD(1)                                     18,972,313
--------------------------------------------------------------------------------
                                                                    83,803,414
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT
& INSTRUMENTS - 2.1%
--------------------------------------------------------------------------------
   453,186    Amphenol Corp. Cl A                                   30,771,329
--------------------------------------------------------------------------------
   790,385    Molex Inc.                                            27,584,437
--------------------------------------------------------------------------------
                                                                    58,355,766
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING - 0.8%
--------------------------------------------------------------------------------
   627,933    Sysco Corp.                                           21,965,096
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT
& SUPPLIES - 2.7%
--------------------------------------------------------------------------------
 1,606,966    Baxter International, Inc.                            73,872,227
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES - 2.8%
--------------------------------------------------------------------------------
   251,310    Laboratory Corp.
              of America Holdings(1)                            $   17,212,222
--------------------------------------------------------------------------------
   694,710    Manor Care, Inc.(2)                                   33,339,133
--------------------------------------------------------------------------------
   367,837    WellPoint Inc.(1)                                     28,073,320
--------------------------------------------------------------------------------
                                                                    78,624,675
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 6.4%
--------------------------------------------------------------------------------
 1,172,663    Carnival Corporation                                  57,249,408
--------------------------------------------------------------------------------
   842,730    Las Vegas Sands Corp.(1)(2)                           64,216,026
--------------------------------------------------------------------------------
   673,599    Starwood Hotels
              & Resorts Worldwide, Inc.                             40,240,804
--------------------------------------------------------------------------------
   288,928    Yum! Brands, Inc.                                     17,179,659
--------------------------------------------------------------------------------
                                                                   178,885,897
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES - 1.1%
--------------------------------------------------------------------------------
   583,254    Garmin Ltd.(1)(2)                                     31,151,596
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS - 3.7%
--------------------------------------------------------------------------------
 1,040,811    Colgate-Palmolive Co.                                 66,580,680
--------------------------------------------------------------------------------
   471,486    Energizer Holdings Inc.(1)(2)                         36,846,631
--------------------------------------------------------------------------------
                                                                   103,427,311
--------------------------------------------------------------------------------
INDEPENDENT POWER PRODUCERS
& ENERGY TRADERS - 0.8%
--------------------------------------------------------------------------------
 1,023,156    AES Corp. (The)(1)                                    22,499,200
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES - 2.0%
--------------------------------------------------------------------------------
 1,934,323    Tyco International Ltd.                               56,927,126
--------------------------------------------------------------------------------
INSURANCE - 5.1%
--------------------------------------------------------------------------------
 1,822,034    Loews Corp.                                           70,913,563
--------------------------------------------------------------------------------
 1,407,120    St. Paul Travelers
              Companies, Inc. (The)                                 71,946,046
--------------------------------------------------------------------------------
                                                                   142,859,609
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES - 1.8%
--------------------------------------------------------------------------------
   102,353    Google Inc. Cl A(1)                                   48,759,946
--------------------------------------------------------------------------------
IT SERVICES - 2.3%
--------------------------------------------------------------------------------
 1,211,536    Infosys Technologies Ltd. ADR(2)                      63,121,026
--------------------------------------------------------------------------------
MEDIA - 4.5%
--------------------------------------------------------------------------------
 1,445,459    Comcast Corporation Cl A(1)                           58,786,818
--------------------------------------------------------------------------------
   655,181    Omnicom Group Inc.                                    66,468,112
--------------------------------------------------------------------------------
                                                                   125,254,930
--------------------------------------------------------------------------------
METALS & MINING - 4.7%
--------------------------------------------------------------------------------
 1,384,508    Mittal Steel Co. N.V.
              New York Shares(2)                                    59,187,717
--------------------------------------------------------------------------------
   705,056    Phelps Dodge Corp.                                    70,773,521
--------------------------------------------------------------------------------
                                                                   129,961,238
--------------------------------------------------------------------------------
MULTILINE RETAIL - 1.3%
--------------------------------------------------------------------------------
 1,002,479    Next plc ORD                                          35,951,784
--------------------------------------------------------------------------------
See Notes to Financial Statements.

(continued)

------
7

Select - Schedule of Investments

OCTOBER 31, 2006

Shares                                                               Value
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS - 4.2%
--------------------------------------------------------------------------------
 1,496,877    Frontier Oil Corp.(2)                             $   44,008,186
--------------------------------------------------------------------------------
   939,192    Occidental Petroleum Corp.                            44,085,672
--------------------------------------------------------------------------------
 1,147,856    Statoil ASA ADR(2)                                    29,109,628
--------------------------------------------------------------------------------
                                                                   117,203,486
--------------------------------------------------------------------------------
PHARMACEUTICALS - 6.5%
--------------------------------------------------------------------------------
 1,143,146    Johnson & Johnson                                     77,048,041
--------------------------------------------------------------------------------
   242,125    Roche Holding AG ORD                                  42,397,436
--------------------------------------------------------------------------------
 1,401,816    Schering-Plough Corp.                                 31,036,206
--------------------------------------------------------------------------------
   600,820    Wyeth                                                 30,659,845
--------------------------------------------------------------------------------
                                                                   181,141,528
--------------------------------------------------------------------------------
SEMICONDUCTORS &
SEMICONDUCTOR EQUIPMENT - 6.1%
--------------------------------------------------------------------------------
 1,848,266    ASML Holding N.V. ORD(1)                              42,287,143
--------------------------------------------------------------------------------
 2,740,024    Intel Corp.                                           58,472,112
--------------------------------------------------------------------------------
 1,933,699    MEMC Electronic
              Materials Inc.(1)                                     68,646,315
--------------------------------------------------------------------------------
                                                                   169,405,570
--------------------------------------------------------------------------------
SOFTWARE - 4.9%
--------------------------------------------------------------------------------
 1,110,045    Adobe Systems Inc.(1)                                 42,459,221
--------------------------------------------------------------------------------
   850,537    Hyperion Solutions Corp.(1)(2)                        31,810,084
--------------------------------------------------------------------------------
 2,120,593    Microsoft Corporation                                 60,882,225
--------------------------------------------------------------------------------
                                                                   135,151,530
--------------------------------------------------------------------------------
SPECIALTY RETAIL - 2.1%
--------------------------------------------------------------------------------
 1,945,144    Limited Brands, Inc.                                  57,323,394
--------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE - 0.9%
--------------------------------------------------------------------------------
 3,042,932    China Merchants Holdings
              International Co. Ltd. ORD                             8,901,008
--------------------------------------------------------------------------------
21,950,000    Hopewell Highway
              Infrastructure Ltd. ORD                               16,341,001
--------------------------------------------------------------------------------
                                                                    25,242,009
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES - 1.0%
--------------------------------------------------------------------------------
   441,711    Rogers Communications
              Inc. Cl B ORD                                         26,456,197
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
Cost $2,566,714,734)                                             2,761,852,030
--------------------------------------------------------------------------------
                                                                    Value
--------------------------------------------------------------------------------
COLLATERAL RECEIVED
FOR SECURITIES LENDING(3) - 7.4%
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------
Repurchase Agreement, BNP Paribas,
(collateralized by various U.S. Government
Agency obligations in a pooled account at
the lending agent), 5.30%, dated 10/31/06,
due 11/1/06 (Delivery value $30,238,051)                      $     30,233,600
--------------------------------------------------------------------------------
Repurchase Agreement, UBS AG,
(collateralized by various U.S. Government
Agency obligations in a pooled account at
the lending agent), 5.31%, dated 10/31/06,
due 11/1/06 (Delivery value $174,859,981)                          174,834,193
--------------------------------------------------------------------------------
TOTAL COLLATERAL RECEIVED  FOR SECURITIES LENDING
(Cost $205,067,793)                                                205,067,793
--------------------------------------------------------------------------------
TOTAL INVESTMENT  SECURITIES - 106.7%
(Cost $2,771,782,527)                                            2,966,919,823
--------------------------------------------------------------------------------
OTHER ASSETS
AND LIABILITIES - (6.7)%                                         (185,106,223)
--------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                       $2,781,813,600
================================================================================
See Notes to Financial Statements.

(continued)

------
8

Select - Schedule of Investments

OCTOBER 31, 2006

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
--------------------------------------------------------------------------------
   Contracts to Sell      Settlement Date      Value      Unrealized Gain (Loss)
--------------------------------------------------------------------------------
13,210,655 CAD for USD       11/30/06       $ 11,785,861         $   (7,355)
--------------------------------------------------------------------------------
26,306,881 CHF for USD       11/30/06         21,222,571           (100,944)
--------------------------------------------------------------------------------
24,173,232 Euro for USD      11/30/06         30,912,864            (81,720)
--------------------------------------------------------------------------------
29,604,865 GBP for USD       11/30/06         56,488,566           (298,532)
--------------------------------------------------------------------------------
                                            $120,409,862          $(488,551)
                                        ========================================
(Value on Settlement Date $119,921,311)

NOTES TO SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
ADR = American Depositary Receipt
CAD = Canadian Dollar
CHF = Swiss Franc
GBP = British Pound
ORD = Foreign Ordinary Share
USD = United States Dollar
(1) Non-income producing.
(2) Security, or a portion thereof, was on loan as of October 31, 2006.
(3) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions. (See Note 5 in
    Notes to Financial Statements.)

See Notes to Financial Statements.

------
9

Capital Growth - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2006
                                         ------------------------
                                          AVERAGE ANNUAL RETURNS
-------------------------------------------------------------------------------
                                                  SINCE           INCEPTION
                                1 YEAR          INCEPTION            DATE
-------------------------------------------------------------------------------
A CLASS                                                             2/27/04
   No sales charge*             11.24%            6.31%
   With sales charge*            4.80%            3.99%
-------------------------------------------------------------------------------
RUSSELL 1000 GROWTH INDEX(1)    10.84%            5.76%               --
-------------------------------------------------------------------------------
Investor Class                  11.42%            7.37%             7/29/05
-------------------------------------------------------------------------------
Institutional Class             11.59%            7.58%             7/29/05
-------------------------------------------------------------------------------
B Class                                                             2/27/04
   No sales charge*             10.33%            5.50%
   With sales charge*            6.33%            4.46%
-------------------------------------------------------------------------------
C Class                         10.33%            5.50%             2/27/04
-------------------------------------------------------------------------------
R Class                         10.86%            6.86%             7/29/05
-------------------------------------------------------------------------------
*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a maximum 5.75% initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information pages for more about the applicable sales charges for each share class. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Data provided by Lipper Inc. - A Reuters Company. (c) 2006 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

(continued)

------
10

Capital Growth - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made February 27, 2004

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended October 31
--------------------------------------------------------------------------------
                                               2004*      2005       2006
--------------------------------------------------------------------------------
A Class (no sales charge)                     -1.10%      7.08%     11.24%
--------------------------------------------------------------------------------
Russell 1000 Growth Index                     -3.70%      8.81%     10.84%
--------------------------------------------------------------------------------
*From 2/27/04, the A Class's inception date. Not annualized. Capital Growth A
Class's initial investment is $9,425 to reflect the maximum 5.75% initial sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
11

Capital Growth - Portfolio Commentary

PORTFOLIO MANAGERS: GREG WOODHAMS AND PRESCOTT LEGARD

PERFORMANCE SUMMARY

Capital Growth returned 11.24%* for the 12 months ended October 31, 2006, outperforming its benchmark, the Russell 1000 Growth Index and the 9.05% average return of the 1,686 funds in the Morningstar Large Growth Funds category.**

As outlined in the Market Perspective on page 2, a pause in Federal Reserve interest rate hikes and expectations for lower interest rates and mild inflation going forward helped produce U.S. stock index returns in the 10-25% range for the 12-month period. On an absolute basis, every stock sector contributed to
Capital Growth's return except utilities, a tiny portion (less than 1%) of the fund and the index. Relative to its benchmark, Capital Growth's outperformance resulted largely from effective stock selection across a wide range of sectors, including information technology, industrials, and energy, among others. Indeed, the portfolio's positions outperformed in all but two of the index's sectors --
financial stocks and utilities.

INFORMATION TECHNOLOGY LED OUTPERFORMANCE

Information technology stocks were the leading source of the portfolio's outperformance during the fiscal year. Stock selection in semiconductors contributed significantly, especially an overweight in Freescale Semiconductor, a spin-off from Motorola producing chips for a number of wireless and industrial applications. Freescale performed well overall, and received an additional boost near the end of the period after agreeing to be acquired at a significant premium to its existing share price. Coupled with an underweight to Intel, which performed poorly, these were two of the top-three contributors to relative returns.

Capital Growth also benefited from good stock selection in industrials. For the year, the industrial names in the portfolio were up 19% during the period, compared with 15% for those in the index.

Stock selection also had a positive effect in the energy sector, where performance was quite volatile quarter-to-quarter. In general, we avoided firms with exposure to the volatile North

TOP TEN HOLDINGS
AS OF OCTOBER 31, 2006
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        10/31/06               4/30/06
--------------------------------------------------------------------------------
Bank of America Corp.                     3.3%                    --
--------------------------------------------------------------------------------
Cisco Systems Inc.                        3.0%                  3.1%
--------------------------------------------------------------------------------
Intel Corp.                               2.8%                    --
--------------------------------------------------------------------------------
PepsiCo, Inc.                             2.6%                  2.9%
--------------------------------------------------------------------------------
Oracle Corp.                              2.6%                  1.0%
--------------------------------------------------------------------------------
Google Inc. Cl A                          2.6%                  1.5%
--------------------------------------------------------------------------------
General Electric Co.                      2.5%                  4.2%
--------------------------------------------------------------------------------
Schering-Plough Corp.                     2.5%                    --
--------------------------------------------------------------------------------
Emerson Electric Co.                      2.4%                  2.4%
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                     2.2%                    --
--------------------------------------------------------------------------------

*All fund returns referenced in this commentary are for A Class shares. A
Class shares are subject to a maximum sales charge of 5.75%. Had the sales charges been applied, returns would be lower than those shown.

**(c) 2006 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers: (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar Rankings are based on risk adjusted returns.

(continued)

------
12

Capital Growth - Portfolio Commentary

American natural gas market; instead, we favored service companies more closely tied to oil companies with well-financed capital expenditure budgets. As a result, Capital Growth's energy holdings were up 20%, compared with 8% for this segment of the index. The portfolio's top contributor in this space was
Schlumberger, a global oil-field-services provider benefiting from increased exploration for oil and gas given higher energy prices overall. That helped
Schlumberger return 40% for the 12-month period.

Finally, our top contributor for the 12 months was an overweight position in
Archer Daniels Midland (ADM), which performed well on the strength of its oilseed and corn processing businesses. ADM drew additional investor interest during the period because it is a leading producer of ethanol, an alternative and additive to gasoline made from corn.

FINANCIALS DETRACTED

The portfolio's performance would have been even better relative to its benchmark but for positioning among financials shares. For the year, Capital
Growth's financial holdings were up 14%, compared with 18% for this portion of the index. Despite an overweight position in this sector, which was among the best-performing segments of the market for the year, disappointing stock selection limited Capital Growth's relative return. In particular, positioning among capital markets shares -- the leading contributor to index returns from the financials sector -- detracted from relative performance.

PORTFOLIO OBJECTIVE & EXPECTATIONS

Capital Growth seeks long-term capital appreciation. We pursue our objective by continuing to remain fully invested in large companies that are exhibiting sustainable improvement in their businesses. It is our belief that owning such companies will generate outperformance over time versus the Russell 1000 Growth
Index and the other funds in our large-growth peer group.

TOP FIVE INDUSTRIES
AS OF OCTOBER 31, 2006
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        10/31/06               4/30/06
--------------------------------------------------------------------------------
Pharmaceuticals                           7.3%                  3.1%
--------------------------------------------------------------------------------
Software                                  6.7%                  5.3%
--------------------------------------------------------------------------------
Specialty Retail                          5.3%                  4.0%
--------------------------------------------------------------------------------
Diversified
Financial Services                        5.2%                    --
--------------------------------------------------------------------------------
Semiconductors &
Semiconductor Equipment                   5.1%                  4.6%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        10/31/06               4/30/06
--------------------------------------------------------------------------------
Domestic Common Stocks                   90.5%                 88.0%
--------------------------------------------------------------------------------
Foreign Common Stocks(1)                  9.1%                  9.7%
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                      99.6%                 97.7%
--------------------------------------------------------------------------------
Other Assets
and Liabilities                           0.4%                  2.3%
--------------------------------------------------------------------------------
(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

------
13

Capital Growth - Schedule of Investments

OCTOBER 31, 2006

Shares                                                               Value
-------------------------------------------------------------------------------
COMMON STOCKS -- 99.6%
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 3.5%
-------------------------------------------------------------------------------
    833    Boeing Co.                                             $    66,523
-------------------------------------------------------------------------------
  1,162    United Technologies Corp.                                   76,367
-------------------------------------------------------------------------------
                                                                      142,890
-------------------------------------------------------------------------------
AIRLINES - 1.1%
-------------------------------------------------------------------------------
  1,220    Continental Airlines Inc. Cl B(1)                           44,994
-------------------------------------------------------------------------------
BEVERAGES - 3.0%
-------------------------------------------------------------------------------
    344    Anheuser-Busch Companies, Inc.                              16,312
-------------------------------------------------------------------------------
  1,706    PepsiCo, Inc.                                              108,229
-------------------------------------------------------------------------------
                                                                      124,541
-------------------------------------------------------------------------------
BIOTECHNOLOGY - 4.4%
-------------------------------------------------------------------------------
  1,112    Amgen Inc.(1)                                               84,411
-------------------------------------------------------------------------------
    455    Genentech, Inc.(1)                                          37,902
-------------------------------------------------------------------------------
    825    Gilead Sciences, Inc.(1)                                    56,843
-------------------------------------------------------------------------------
                                                                      179,156
-------------------------------------------------------------------------------
CAPITAL MARKETS - 2.4%
-------------------------------------------------------------------------------
    213    Bear Stearns Companies Inc. (The)                           32,238
-------------------------------------------------------------------------------
    350    Goldman Sachs Group, Inc. (The)                             66,427
-------------------------------------------------------------------------------
                                                                       98,665
-------------------------------------------------------------------------------
CHEMICALS - 0.3%
-------------------------------------------------------------------------------
    264    Monsanto Co.                                                11,674
-------------------------------------------------------------------------------
COMMERCIAL BANKS - 1.5%
-------------------------------------------------------------------------------
    315    SunTrust Banks, Inc.                                        24,882
-------------------------------------------------------------------------------
  1,032    Wells Fargo & Co.                                           37,451
-------------------------------------------------------------------------------
                                                                       62,333
-------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 4.9%
-------------------------------------------------------------------------------
  5,031    Cisco Systems Inc.(1)                                      121,398
-------------------------------------------------------------------------------
  3,442    Motorola, Inc.                                              79,373
-------------------------------------------------------------------------------
                                                                      200,771
-------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS - 3.8%
-------------------------------------------------------------------------------
    515    Apple Computer, Inc.(1)                                     41,756
-------------------------------------------------------------------------------
  2,024    Hewlett-Packard Co.                                         78,410
-------------------------------------------------------------------------------
    938    Network Appliance, Inc.(1)                                  34,237
-------------------------------------------------------------------------------
                                                                      154,403
-------------------------------------------------------------------------------
DIVERSIFIED - 1.3%
-------------------------------------------------------------------------------
    996    iShares Russell 1000
           Growth Index Fund                                           53,774
-------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 5.2%
-------------------------------------------------------------------------------
  2,467    Bank of America Corp.                                      132,897
-------------------------------------------------------------------------------
  1,679    JPMorgan Chase & Co.                                        79,652
-------------------------------------------------------------------------------
                                                                      212,549
-------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION
SERVICES - 1.5%
-------------------------------------------------------------------------------
  1,816    AT&T Inc.                                                   62,198
-------------------------------------------------------------------------------
Shares                                                              Value
-------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 4.9%
-------------------------------------------------------------------------------
    723    Cooper Industries, Ltd. Cl A                           $    64,672
-------------------------------------------------------------------------------
  1,176    Emerson Electric Co.                                        99,254
-------------------------------------------------------------------------------
    750    Roper Industries Inc.                                       35,888
-------------------------------------------------------------------------------
                                                                      199,814
-------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT
& INSTRUMENTS - 0.4%
-------------------------------------------------------------------------------
    517    Tektronix, Inc.                                             15,701
-------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES - 2.0%
-------------------------------------------------------------------------------
    438    Cameron International Corp.(1)                              21,944
-------------------------------------------------------------------------------
    931    Schlumberger Ltd.                                           58,727
-------------------------------------------------------------------------------
                                                                       80,671
-------------------------------------------------------------------------------
FOOD & STAPLES RETAILING - 2.2%
-------------------------------------------------------------------------------
  1,837    Wal-Mart Stores, Inc.                                       90,527
-------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES - 4.0%
-------------------------------------------------------------------------------
    149    Alcon Inc.                                                  15,806
-------------------------------------------------------------------------------
    912    Baxter International, Inc.                                  41,925
-------------------------------------------------------------------------------
  1,136    Becton Dickinson & Co.                                      79,553
-------------------------------------------------------------------------------
    286    Cytyc Corp.(1)                                               7,556
-------------------------------------------------------------------------------
    234    DJO Inc.(1)                                                  9,414
-------------------------------------------------------------------------------
    216    Edwards Lifesciences Corporation(1)                          9,273
-------------------------------------------------------------------------------
     14    Idexx Laboratories, Inc.(1)                                  1,165
-------------------------------------------------------------------------------
                                                                      164,692
-------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES - 1.2%
-------------------------------------------------------------------------------
    365    Caremark Rx Inc.                                            17,969
-------------------------------------------------------------------------------
    354    Laboratory Corp.
           of America Holdings(1)                                      24,245
-------------------------------------------------------------------------------
    186    VCA Antech Inc.(1)                                           6,021
-------------------------------------------------------------------------------
                                                                       48,235
-------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 3.6%
-------------------------------------------------------------------------------
    766    Brinker International, Inc.                                 35,565
-------------------------------------------------------------------------------
    417    Chipotle Mexican Grill Inc. Cl B(1)                         24,353
-------------------------------------------------------------------------------
    400    Darden Restaurants, Inc.                                    16,760
-------------------------------------------------------------------------------
    933    Hilton Hotels Corporation                                   26,982
-------------------------------------------------------------------------------
  1,183    Starbucks Corporation(1)                                    44,659
-------------------------------------------------------------------------------
                                                                      148,319
-------------------------------------------------------------------------------
HOUSEHOLD DURABLES - 2.0%
-------------------------------------------------------------------------------
    411    Mohawk Industries Inc.(1)                                   29,880
-------------------------------------------------------------------------------
  1,782    Newell Rubbermaid Inc.                                      51,286
-------------------------------------------------------------------------------
                                                                       81,166
-------------------------------------------------------------------------------
INDEPENDENT POWER PRODUCERS
& ENERGY TRADERS - 0.7%
-------------------------------------------------------------------------------
    423    TXU Corp.                                                   26,704
-------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES - 4.6%
-------------------------------------------------------------------------------
  2,951    General Electric Co.                                       103,610
-------------------------------------------------------------------------------
    942    Textron Inc.                                                85,656
-------------------------------------------------------------------------------
                                                                      189,266
-------------------------------------------------------------------------------
See Notes to Financial Statements.

(continued)

------
14

Capital Growth - Schedule of Investments

OCTOBER 31, 2006

Shares                                                               Value
-------------------------------------------------------------------------------
INSURANCE - 2.0%
-------------------------------------------------------------------------------
    189    Endurance Specialty Holdings Ltd.                      $     6,738
-------------------------------------------------------------------------------
    183    PartnerRe Ltd.                                              12,795
-------------------------------------------------------------------------------
  1,195    St. Paul Travelers
           Companies, Inc. (The)                                       61,101
-------------------------------------------------------------------------------
                                                                       80,634
-------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES - 2.6%
-------------------------------------------------------------------------------
    219    Google Inc. Cl A(1)                                        104,329
-------------------------------------------------------------------------------
IT SERVICES - 4.5%
-------------------------------------------------------------------------------
    922    Accenture Ltd. Cl A                                         30,343
-------------------------------------------------------------------------------
    853    International Business
           Machines Corp.                                              78,758
-------------------------------------------------------------------------------
  3,343    Western Union Co. (The)(1)                                  73,713
-------------------------------------------------------------------------------
                                                                      182,814
-------------------------------------------------------------------------------
MACHINERY - 0.3%
-------------------------------------------------------------------------------
    170    Deere & Co.                                                 14,472
-------------------------------------------------------------------------------
MEDIA - 0.8%
-------------------------------------------------------------------------------
    571    Lamar Advertising Co. Cl A(1)                               32,935
-------------------------------------------------------------------------------
METALS & MINING - 1.9%
-------------------------------------------------------------------------------
    741    Allegheny Technologies Inc.                                 58,339
-------------------------------------------------------------------------------
    175    Carpenter Technology                                        18,723
-------------------------------------------------------------------------------
                                                                       77,062
-------------------------------------------------------------------------------
MULTILINE RETAIL - 1.5%
-------------------------------------------------------------------------------
    435    J.C. Penney Co. Inc.                                        32,725
-------------------------------------------------------------------------------
    508    Target Corp.                                                30,063
-------------------------------------------------------------------------------
                                                                       62,788
-------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS - 1.5%
-------------------------------------------------------------------------------
    106    Apache Corp.                                                 6,924
-------------------------------------------------------------------------------
  1,190    Occidental Petroleum Corp.                                  55,859
-------------------------------------------------------------------------------
                                                                       62,783
-------------------------------------------------------------------------------
PERSONAL PRODUCTS - 0.2%
-------------------------------------------------------------------------------
    319    Bare Escentuals Inc.(1)                                      9,771
-------------------------------------------------------------------------------
PHARMACEUTICALS - 7.3%
-------------------------------------------------------------------------------
    169    Allergan, Inc.                                              19,520
-------------------------------------------------------------------------------
    997    Novartis AG ORD                                             60,546
-------------------------------------------------------------------------------
    403    Novo Nordisk AS Cl B ORD                                    30,440
-------------------------------------------------------------------------------
    333    Roche Holding AG ORD                                        58,310
-------------------------------------------------------------------------------
  4,670    Schering-Plough Corp.                                      103,393
-------------------------------------------------------------------------------
    827    Teva Pharmaceutical
           Industries Ltd. ADR                                         27,266
-------------------------------------------------------------------------------
                                                                      299,475
-------------------------------------------------------------------------------
Shares                                                              Value
-------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.1%
-------------------------------------------------------------------------------
    691    Broadcom Corp. Cl A(1)                                $     20,917
-------------------------------------------------------------------------------
  5,275    Intel Corp.                                                112,568
-------------------------------------------------------------------------------
  2,027    STMicroelectronics N.V.
           New York Shares                                             35,189
-------------------------------------------------------------------------------
  1,302    Texas Instruments Inc.                                      39,294
-------------------------------------------------------------------------------
                                                                      207,968
-------------------------------------------------------------------------------
SOFTWARE - 6.7%
-------------------------------------------------------------------------------
  2,461    BEA Systems Inc.(1)                                         40,040
-------------------------------------------------------------------------------
    606    Business Objects SA ADR(1)                                  22,446
-------------------------------------------------------------------------------
    383    Cognos, Inc.(1)                                             13,972
-------------------------------------------------------------------------------
    499    Electronic Arts Inc.(1)                                     26,392
-------------------------------------------------------------------------------
  1,031    Microsoft Corporation                                       29,600
-------------------------------------------------------------------------------
  5,761    Oracle Corp.(1)                                            106,406
-------------------------------------------------------------------------------
  1,690    Symantec Corp.(1)                                           33,530
-------------------------------------------------------------------------------
                                                                      272,386
-------------------------------------------------------------------------------
SPECIALTY RETAIL - 5.3%
-------------------------------------------------------------------------------
    524    Abercrombie & Fitch Co.                                     40,165
-------------------------------------------------------------------------------
  1,587    Gap, Inc. (The)                                             33,359
-------------------------------------------------------------------------------
  1,289    Lowe's Companies, Inc.                                      38,850
-------------------------------------------------------------------------------
  1,425    Office Depot, Inc.(1)                                       59,836
-------------------------------------------------------------------------------
  1,555    TJX Companies, Inc. (The)                                   45,017
-------------------------------------------------------------------------------
                                                                      217,227
-------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS - 0.9%
-------------------------------------------------------------------------------
    506    Polo Ralph Lauren Corp.                                     35,926
-------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION
SERVICES - 0.5%
-------------------------------------------------------------------------------
    530    American Tower Corp. Cl A(1)                                19,091
-------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES - 99.6%
(Cost $3,640,974)                                                   4,072,704
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES - 0.4%                                    14,314
-------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                          $4,087,018
===============================================================================

See Notes to Financial Statements.

(continued)

------
15

Capital Growth - Schedule of Investments

OCTOBER 31, 2006

-------------------------------------------------------------------------------
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
-------------------------------------------------------------------------------
  Contracts to Sell     Settlement Date      Value       Unrealized Gain (Loss)
-------------------------------------------------------------------------------
 88,909 CHF for USD        11/30/06         $71,726             $ (341)
-------------------------------------------------------------------------------
105,667 DKK for USD        11/30/06          18,125                (67)
-------------------------------------------------------------------------------
                                            $89,851             $ (408)
                                            ===================================
(Value on Settlement Date $89,443)

NOTES TO SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------
ADR = American Depositary Receipt
CHF = Swiss Franc
DKK = Danish Krone
ORD = Foreign Ordinary Share
USD = United States Dollar
(1)  Non-income producing.

See Notes to Financial Statements.

------
16

Fundamental Equity - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2006
                                          ----------------------
                                          AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                  SINCE                INCEPTION
                               1 YEAR           INCEPTION                 DATE
--------------------------------------------------------------------------------
A CLASS                                                                11/30/04
   No sales charge*             20.12%            15.80%
   With sales charge*           13.24%            12.28%
--------------------------------------------------------------------------------
S&P 500 INDEX(1)                16.34%            10.73%                  --
--------------------------------------------------------------------------------
 Investor Class                 20.37%            17.24%                7/29/05
--------------------------------------------------------------------------------
 Institutional Class            20.51%            17.43%                7/29/05
--------------------------------------------------------------------------------
 B Class                                                               11/30/04
   No sales charge*             19.04%            14.87%
   With sales charge*           15.04%            13.02%
--------------------------------------------------------------------------------
 C Class                        19.13%            14.92%               11/30/04
--------------------------------------------------------------------------------
 R Class                        19.67%            16.61%                7/29/05
--------------------------------------------------------------------------------
*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a maximum 5.75% initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information pages for more about the applicable sales charges for each share class. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Data provided by Lipper Inc. - A Reuters Company. (c) 2006 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

(continued)

------
17

Fundamental Equity - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made November 30, 2004

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended October 31
--------------------------------------------------------------------------------
                                                       2005*          2006
--------------------------------------------------------------------------------
A Class (no sales charge)                             10.30%         20.12%
--------------------------------------------------------------------------------
S&P 500 Index                                          4.49%         16.34%
--------------------------------------------------------------------------------
*From 11/30/04, the A Class's inception date. Not annualized. Capital Growth A
Class's initial investment is $9,425 to reflect the maximum 5.75% initial sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
18

Fundamental Equity - Portfolio Commentary

PORTFOLIO MANAGERS: JERRY SULLIVAN AND ROB BROOKBY

PERFORMANCE SUMMARY

Fundamental Equity gained 20.12%* during the 12 months ended October 31, 2006, surpassing the 16.34% return of its benchmark, the S&P 500 Index. The portfolio's return ranked in the third percentile of its Morningstar Large-Cap
Blend category (37th out of 1,932 funds).**

As outlined in the Market Perspective on page 2, a pause in Federal Reserve interest rate hikes and expectations for lower interest rates and mild inflation going forward helped produce U.S. stock index returns in the 10-25% range for the 12-month period. Fundamental Equity enjoyed positive total returns from all but one market sector in the reporting period, as we successfully maneuvered the market's broad transition away from industrials and materials stocks to technology and consumer discretionary stocks beginning in May 2006.

The portfolio's relative return also benefited from our efforts to avoid weak internet stocks and remain in an underweight position in the struggling home building industry. That helped overcome detrimental relative results in telecommunications -- the only sector that didn't contribute to the portfolio's absolute return -- and financials.

The latest fiscal-year performance bolstered Fundamental Equity's longer-term track record. Since its November 30, 2004, inception, the portfolio has returned an annual average of 15.80%, exceeding the benchmark's annual return of 10.73%
in the same time frame.

OUR BIG STAKES WORKED

Our stakes in industrials and materials -- along with an advantageous underweight position in utilities -- contributed the lion's share of the portfolio's outperformance. The first two of those sectors performed particularly well as the economy surged in the first half of the reporting period.

Shares in the portfolio's leading individual relative performer, H&E Equipment
Services, rose 57% in the three months after its early February initial public offering. As with many other industrial stocks, though, shares in the distributor of heavy construction equipment fell as the market sold off in May
2006. But we avoided the stock's downturn by selling our stake beforehand.

TOP TEN HOLDINGS
AS OF OCTOBER 31, 2006
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        10/31/06               4/30/06
--------------------------------------------------------------------------------
General Electric Co.                      3.0%                  0.9%
--------------------------------------------------------------------------------
Citigroup Inc.                            2.9%                  3.2%
--------------------------------------------------------------------------------
Exxon Mobil Corp.                         2.8%                  3.8%
--------------------------------------------------------------------------------
Bank of America Corp.                     2.7%                  2.7%
--------------------------------------------------------------------------------
iShares S&P 100
Index Fund                                1.9%                    --
--------------------------------------------------------------------------------
JPMorgan Chase & Co.                      1.9%                  2.4%
--------------------------------------------------------------------------------
International Business
Machines Corp.                            1.8%                  0.5%
--------------------------------------------------------------------------------
Cisco Systems Inc.                        1.6%                  0.9%
--------------------------------------------------------------------------------
Chevron Corp.                             1.6%                    --
--------------------------------------------------------------------------------
American International
Group, Inc.                               1.6%                  1.5%
--------------------------------------------------------------------------------
*All fund returns referenced in this commentary are for A Class shares. A
Class shares are subject to a maximum sales charge of 5.75%. Had the sales charge been applied, returns would be lower than those shown.

**(c) 2006 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers: (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar Rankings are based on risk adjusted returns.

(continued)

------
19

Fundamental Equity - Portfolio Commentary

Fundamental Equity's biggest individual overweight position, a stake in technology consulting firm Accenture, also ranked among its best performers. The company benefited as the market favored technology stocks late in the reporting period.

In addition, a position in Merck also benefited the portfolio. Part of the portfolio's process involves finding underappreciated stocks, and we suspected investors may have punished the company's stock too much in late 2005 and early
2006 for its Vioxx-related lawsuits. In mid-July, Merck successfully defended a
Vioxx suit, its fourth victory in seven such cases. The company's shares rose
24% between the date of that verdict and the end of the reporting period.

MISSED CALLS IN TELECOM

We applied the bulk of our underweight stake in the telecommunications sector to wireless providers. As a result, the portfolio suffered on a relative basis from a limited exposure to diversified providers, whose 46% total return within the benchmark ranked second among all market industries. We totally avoided investments in AT&T and BellSouth, which both rallied after the former agreed to buy the latter.

Our focus on areas of the market we perceive as undervalued led us early in the period to the financials sector, which had experienced somewhat sluggish returns in 2005 as the Federal Reserve continued raising interest rates. Financials accounted for almost a fifth of our total holdings, and no other sector contributed more to the portfolio's total return. But a slight underweight stake in the sector and unfavorable security selection within it trimmed relative results.

PORTFOLIO OBJECTIVES & EXPECTATIONS

We manage Fundamental Equity as a large-cap core portfolio that seeks capital growth and current income. We target investments in large companies we perceive as attractively valued relative to their prospects for earnings growth and income production. Our focus on bellwether large-cap stocks should put the portfolio in position for solid returns in 2007 if the market's shift toward large-caps in the last six months of the reporting period persists.

TOP FIVE INDUSTRIES
AS OF OCTOBER 31, 2006
--------------------------------------------------------------------------------
                                         % OF                  % OF
                                      NET ASSETS            NET ASSETS
                                         AS OF                 AS OF
                                       10/31/06               4/30/06
--------------------------------------------------------------------------------
Diversified
Financial Services                        7.5%                  5.6%
--------------------------------------------------------------------------------
Oil, Gas &
Consumable Fuels                          7.3%                  8.4%
--------------------------------------------------------------------------------
Insurance                                 6.4%                  9.7%
--------------------------------------------------------------------------------
Aerospace & Defense                       5.8%                  2.3%
--------------------------------------------------------------------------------
Pharmaceuticals                           5.7%                  5.9%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                         % OF                  % OF
                                      NET ASSETS            NET ASSETS
                                         AS OF                 AS OF
                                       10/31/06               4/30/06
--------------------------------------------------------------------------------
Domestic Common Stocks                   89.0%                 88.6%
--------------------------------------------------------------------------------
Foreign Common Stocks(1)                  6.9%                  6.8%
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                      95.9%                 95.4%
--------------------------------------------------------------------------------
Temporary
Cash Investments                          7.4%                  4.1%
--------------------------------------------------------------------------------
Other Assets
and Liabilities                         (3.3)%                  0.5%
--------------------------------------------------------------------------------
(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

------
20

Fundamental Equity - Schedule of Investments

OCTOBER 31, 2006

Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 95.9%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 5.8%
--------------------------------------------------------------------------------
   4,463    Boeing Co.                                            $    356,415
--------------------------------------------------------------------------------
  13,707    Honeywell International Inc.                               577,339
--------------------------------------------------------------------------------
   7,575    Lockheed Martin Corp.                                      658,495
--------------------------------------------------------------------------------
  11,537    Raytheon Company                                           576,273
--------------------------------------------------------------------------------
   8,837    United Technologies Corp.                                  580,768
--------------------------------------------------------------------------------
                                                                     2,749,290
--------------------------------------------------------------------------------
BEVERAGES - 3.5%
--------------------------------------------------------------------------------
  10,343    Coca-Cola Company (The)                                    483,226
--------------------------------------------------------------------------------
   4,025    Fomento Economico
            Mexicano SA de CV ADR                                      389,177
--------------------------------------------------------------------------------
  10,079    Pepsi Bottling Group Inc.                                  318,698
--------------------------------------------------------------------------------
   7,176    PepsiCo, Inc.                                              455,245
--------------------------------------------------------------------------------
                                                                     1,646,346
--------------------------------------------------------------------------------
BIOTECHNOLOGY - 0.9%
--------------------------------------------------------------------------------
   5,848    Amgen Inc.(1)                                              443,922
--------------------------------------------------------------------------------
BUILDING PRODUCTS - 0.1%
--------------------------------------------------------------------------------
   1,508    OAO TMK GDR(1)                                              38,650
--------------------------------------------------------------------------------
CAPITAL MARKETS - 2.7%
--------------------------------------------------------------------------------
   1,711    Bear Stearns
            Companies Inc. (The)                                       258,960
--------------------------------------------------------------------------------
   1,607    Goldman Sachs Group, Inc. (The)                            304,993
--------------------------------------------------------------------------------
   2,094    Lehman Brothers Holdings Inc.                              162,997
--------------------------------------------------------------------------------
   6,125    Merrill Lynch & Co., Inc.                                  535,447
--------------------------------------------------------------------------------
                                                                     1,262,397
--------------------------------------------------------------------------------
CHEMICALS - 1.7%
--------------------------------------------------------------------------------
   3,493    Air Products & Chemicals, Inc.                             243,357
--------------------------------------------------------------------------------
   4,626    Monsanto Co.                                               204,562
--------------------------------------------------------------------------------
   4,919    PPG Industries, Inc.                                       336,460
--------------------------------------------------------------------------------
                                                                       784,379
--------------------------------------------------------------------------------
COMMERCIAL BANKS - 1.3%
--------------------------------------------------------------------------------
   4,132    First Horizon National Corp.                               162,470
--------------------------------------------------------------------------------
 257,900    Industrial & Commercial
            Bank of China Cl H ORD(1)                                  115,397
--------------------------------------------------------------------------------
  10,111    U.S. Bancorp                                               342,157
--------------------------------------------------------------------------------
                                                                       620,024
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 1.9%
--------------------------------------------------------------------------------
   9,019    ICF International Inc.(1)                                  132,128
--------------------------------------------------------------------------------
   3,796    Resources Connection, Inc.(1)                              109,856
--------------------------------------------------------------------------------
  18,031    Waste Management, Inc.                                     675,802
--------------------------------------------------------------------------------
                                                                       917,786
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 3.1%
--------------------------------------------------------------------------------
  10,903    Acme Packet Inc.(1)                                        187,532
--------------------------------------------------------------------------------
  31,880    Cisco Systems Inc.(1)                                      769,264
--------------------------------------------------------------------------------
   9,372    Corning Inc.(1)                                            191,470
--------------------------------------------------------------------------------
  15,000    Optium Corp.(1)                                            303,750
--------------------------------------------------------------------------------
                                                                     1,452,016
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS - 2.4%
--------------------------------------------------------------------------------
   4,317    Apple Computer, Inc.(1)                               $    350,022
--------------------------------------------------------------------------------
  14,490    Hewlett-Packard Co.                                        561,343
--------------------------------------------------------------------------------
   3,306    Lexmark International, Inc. Cl A(1)                        210,229
--------------------------------------------------------------------------------
                                                                     1,121,594
--------------------------------------------------------------------------------
CONSUMER FINANCE - 0.8%
--------------------------------------------------------------------------------
   7,311    SLM Corporation                                            355,899
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING - 0.6%
--------------------------------------------------------------------------------
  14,718    Crown Holdings Inc.(1)                                     286,118
--------------------------------------------------------------------------------
DIVERSIFIED - 4.6%
--------------------------------------------------------------------------------
  14,006    iShares S&P 100 Index Fund                                 898,205
--------------------------------------------------------------------------------
   8,728    Nasdaq-100 Trust, Series 1                                 371,638
--------------------------------------------------------------------------------
   5,400    Semiconductor HOLDRS Trust                                 183,600
--------------------------------------------------------------------------------
   5,225    Standard and Poor's 500
            Depositary Receipt                                         720,162
--------------------------------------------------------------------------------
                                                                     2,173,605
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 7.5%
--------------------------------------------------------------------------------
  23,907    Bank of America Corp.                                    1,287,869
--------------------------------------------------------------------------------
  27,741    Citigroup Inc.                                           1,391,488
--------------------------------------------------------------------------------
  18,447    JPMorgan Chase & Co.                                       875,126
--------------------------------------------------------------------------------
                                                                     3,554,483
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION
SERVICES - 0.3%
--------------------------------------------------------------------------------
  21,587    Qwest Communications
            International Inc.(1)                                      186,296
--------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.6%
--------------------------------------------------------------------------------
  11,485    Pepco Holdings, Inc.                                       291,949
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES - 1.4%
--------------------------------------------------------------------------------
   7,322    Schlumberger Ltd.                                          461,872
--------------------------------------------------------------------------------
   2,711    Transocean Inc.(1)                                         196,656
--------------------------------------------------------------------------------
                                                                       658,528
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING - 1.5%
--------------------------------------------------------------------------------
  10,410    Kroger Co. (The)                                           234,121
--------------------------------------------------------------------------------
  14,358    Supervalu Inc.                                             479,557
--------------------------------------------------------------------------------
                                                                       713,678
--------------------------------------------------------------------------------
FOOD PRODUCTS - 0.9%
--------------------------------------------------------------------------------
   7,840    General Mills, Inc.                                        445,469
--------------------------------------------------------------------------------
GAS UTILITIES - 0.3%
--------------------------------------------------------------------------------
   3,635    ONEOK, Inc.                                                151,325
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT
& SUPPLIES - 1.5%
--------------------------------------------------------------------------------
  11,000    LeMaitre Vascular Inc.(1)                                   66,550
--------------------------------------------------------------------------------
   4,910    Medtronic, Inc.                                            239,019
--------------------------------------------------------------------------------
   5,845    Zimmer Holdings Inc.(1)                                    420,898
--------------------------------------------------------------------------------
                                                                       726,467
--------------------------------------------------------------------------------

See Notes to Financial Statements.

(continued)

------
21

Fundamental Equity - Schedule of Investments

OCTOBER 31, 2006

Shares                                                               Value
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES - 3.6%
--------------------------------------------------------------------------------
   8,104    AmerisourceBergen Corp.                               $    382,509
--------------------------------------------------------------------------------
   6,508    Cardinal Health, Inc.                                      425,948
--------------------------------------------------------------------------------
   4,391    Caremark Rx Inc.                                           216,169
--------------------------------------------------------------------------------
   1,568    Humana Inc.(1)                                              94,080
--------------------------------------------------------------------------------
   4,353    Laboratory Corp. of
            America Holdings(1)                                        298,137
--------------------------------------------------------------------------------
   5,434    McKesson Corp.                                             272,189
--------------------------------------------------------------------------------
                                                                     1,689,032
--------------------------------------------------------------------------------
HEALTH CARE TECHNOLOGY - 0.7%
--------------------------------------------------------------------------------
  11,387    IMS Health Inc.                                            317,128
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 1.8%
--------------------------------------------------------------------------------
   7,341    Scientific Games Corp. Cl A(1)                             205,768
--------------------------------------------------------------------------------
  10,560    Yum! Brands, Inc.                                          627,898
--------------------------------------------------------------------------------
                                                                       833,666
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS - 0.5%
--------------------------------------------------------------------------------
   3,315    Kimberly-Clark Corp.                                       220,514
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES - 3.0%
--------------------------------------------------------------------------------
  40,608    General Electric Co.                                     1,425,747
--------------------------------------------------------------------------------
INSURANCE - 6.4%
--------------------------------------------------------------------------------
  11,395    Ace, Ltd.                                                  652,363
--------------------------------------------------------------------------------
   6,079    Ambac Financial Group, Inc.                                507,536
--------------------------------------------------------------------------------
  11,030    American International
            Group, Inc.                                                740,884
--------------------------------------------------------------------------------
   4,375    Chubb Corp.                                                232,531
--------------------------------------------------------------------------------
   8,053    First Mercury Financial Corp.(1)                           166,697
--------------------------------------------------------------------------------
   4,522    Hartford Financial Services
            Group Inc. (The)                                           394,183
--------------------------------------------------------------------------------
   5,180    Lincoln National Corp.                                     327,946
--------------------------------------------------------------------------------
                                                                     3,022,140
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES - 1.1%
--------------------------------------------------------------------------------
     772    Google Inc. Cl A(1)                                        367,773
--------------------------------------------------------------------------------
   2,790    Traffic.com Inc.(1)                                         15,010
--------------------------------------------------------------------------------
   5,500    Yahoo! Inc.(1)                                             144,870
--------------------------------------------------------------------------------
                                                                       527,653
--------------------------------------------------------------------------------
IT SERVICES - 4.8%
--------------------------------------------------------------------------------
  19,944    Accenture Ltd. Cl A                                        656,357
--------------------------------------------------------------------------------
  10,550    Ceridian Corp.(1)                                          248,664
--------------------------------------------------------------------------------
  10,437    First Data Corp.                                           253,097
--------------------------------------------------------------------------------
   9,352    International Business
            Machines Corp.                                             863,470
--------------------------------------------------------------------------------
  10,317    Western Union Co. (The)(1)                                 227,490
--------------------------------------------------------------------------------
                                                                     2,249,078
--------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES - 1.1%
--------------------------------------------------------------------------------
   5,864    Fisher Scientific International(1)                         502,076
--------------------------------------------------------------------------------
Shares                                                              Value
--------------------------------------------------------------------------------
MACHINERY - 1.0%
--------------------------------------------------------------------------------
   4,858    Caterpillar Inc.                                      $    294,929
--------------------------------------------------------------------------------
     856    Cummins Inc.                                               108,695
--------------------------------------------------------------------------------
   1,909    Dover Corp.                                                 90,678
--------------------------------------------------------------------------------
                                                                       494,302
--------------------------------------------------------------------------------
MEDIA - 2.2%
--------------------------------------------------------------------------------
   5,042    Omnicom Group Inc.                                         511,511
--------------------------------------------------------------------------------
  16,834    Walt Disney Co. (The)                                      529,598
--------------------------------------------------------------------------------
                                                                     1,041,109
--------------------------------------------------------------------------------
METALS & MINING - 0.7%
--------------------------------------------------------------------------------
   3,752    Nucor Corp.                                                219,155
--------------------------------------------------------------------------------
     964    Phelps Dodge Corp.                                          96,766
--------------------------------------------------------------------------------
                                                                       315,921
--------------------------------------------------------------------------------
MULTI-UTILITIES - 1.0%
--------------------------------------------------------------------------------
   4,534    Sempra Energy                                              240,484
--------------------------------------------------------------------------------
   9,492    XCEL Energy Inc.                                           209,488
--------------------------------------------------------------------------------
                                                                       449,972
--------------------------------------------------------------------------------
MULTILINE RETAIL - 2.2%
--------------------------------------------------------------------------------
   7,235    J.C. Penney Co. Inc.                                       544,289
--------------------------------------------------------------------------------
   8,327    Target Corp.                                               492,792
--------------------------------------------------------------------------------
                                                                     1,037,081
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS - 7.3%
--------------------------------------------------------------------------------
  11,111    Chevron Corp.                                              746,659
--------------------------------------------------------------------------------
   9,120    Devon Energy Corporation                                   609,581
--------------------------------------------------------------------------------
   5,705    EnCana Corp.                                               270,930
--------------------------------------------------------------------------------
  18,395    Exxon Mobil Corp.                                        1,313,771
--------------------------------------------------------------------------------
  11,197    Occidental Petroleum Corp.                                 525,587
--------------------------------------------------------------------------------
                                                                     3,466,528
--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS - 0.3%
--------------------------------------------------------------------------------
   5,962    MeadWestvaco Corp.                                         164,074
--------------------------------------------------------------------------------
PHARMACEUTICALS - 5.7%
--------------------------------------------------------------------------------
  14,824    Abbott Laboratories                                        704,289
--------------------------------------------------------------------------------
   3,686    AstraZeneca plc ADR                                        216,368
--------------------------------------------------------------------------------
  12,384    Merck & Co., Inc.                                          562,481
--------------------------------------------------------------------------------
   7,344    Novartis AG ADR                                            446,001
--------------------------------------------------------------------------------
  18,848    Pfizer Inc.                                                502,299
--------------------------------------------------------------------------------
   4,807    Wyeth                                                      245,301
--------------------------------------------------------------------------------
                                                                     2,676,739
--------------------------------------------------------------------------------
ROAD & RAIL - 0.9%
--------------------------------------------------------------------------------
   1,570    Burlington Northern
            Santa Fe Corp.                                             121,722
--------------------------------------------------------------------------------
   8,503    CSX Corporation                                            303,302
--------------------------------------------------------------------------------
                                                                       425,024
--------------------------------------------------------------------------------
See Notes to Financial Statements.

(continued)

------
22

Fundamental Equity - Schedule of Investments

OCTOBER 31, 2006

Shares                                                               Value
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.1%
--------------------------------------------------------------------------------
  20,000    Entegris, Inc.(1)                                     $    224,200
--------------------------------------------------------------------------------
   7,442    Microchip Technology Inc.                                  245,065
--------------------------------------------------------------------------------
  11,600    Micron Technology, Inc.(1)                                 167,620
--------------------------------------------------------------------------------
   5,000    NVIDIA Corp.(1)                                            174,350
--------------------------------------------------------------------------------
   6,003    Texas Instruments Inc.                                     181,171
--------------------------------------------------------------------------------
                                                                       992,406
--------------------------------------------------------------------------------
SOFTWARE - 1.7%
--------------------------------------------------------------------------------
   4,600    Adobe Systems Inc.(1)                                      175,950
--------------------------------------------------------------------------------
  17,790    Microsoft Corporation                                      510,751
--------------------------------------------------------------------------------
   7,300    Oracle Corp.(1)                                            134,831
--------------------------------------------------------------------------------
                                                                       821,532
--------------------------------------------------------------------------------
SPECIALTY RETAIL - 2.0%
--------------------------------------------------------------------------------
   6,623    Home Depot, Inc. (The)                                     247,237
--------------------------------------------------------------------------------
   9,059    Office Depot, Inc.(1)                                      380,387
--------------------------------------------------------------------------------
   4,989    Sherwin-Williams Co.                                       295,498
--------------------------------------------------------------------------------
                                                                       923,122
--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS - 0.5%
--------------------------------------------------------------------------------
   2,735    NIKE, Inc. Cl B                                            251,292
--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE - 0.9%
--------------------------------------------------------------------------------
   8,598    Countrywide Financial Corporation                          327,755
--------------------------------------------------------------------------------
   4,125    Sovereign Bancorp Inc.                                      98,423
--------------------------------------------------------------------------------
                                                                       426,178
--------------------------------------------------------------------------------
TOBACCO - 1.0%
--------------------------------------------------------------------------------
   7,348    Reynolds American Inc.                                     464,100
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $42,254,724)                                                  45,316,635
--------------------------------------------------------------------------------
                                                                     Value
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS - 7.4%
--------------------------------------------------------------------------------
Repurchase Agreement, Bank of America
Securities, LLC, (collateralized by various
U.S. Treasury obligations, 4.875%, 10/31/08,
valued at $2,347,801), in a joint trading
account at 5.24%, dated 10/31/06, due
11/1/06 (Delivery Value $2,300,335)                               $  2,300,000
--------------------------------------------------------------------------------
Repurchase Agreement, Morgan Stanley
Group, Inc., (collateralized by various
U.S. Treasury obligations, 6.375% - 8.125%,
11/15/16 - 8/15/27, valued at $1,229,912),
in a joint trading account at 5.23%, dated
10/31/06, due 11/1/06 (Delivery value $1,200,174)                    1,200,000
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $3,500,000)                                                    3,500,000
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES - 103.3%
(Cost $45,754,724)                                                  48,816,635
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES - (3.3)%                              (1,576,848)
--------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                          $47,239,787
================================================================================

NOTES TO SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
ADR = American Depositary Receipt
GDR = Global Depositary Receipt
HOLDRS = Holding Company Depositary Receipts
ORD = Foreign Ordinary Share
(1) Non-income producing.

See Notes to Financial Statements.

------
23

New Opportunities II - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2006

                                          -------------------------
                                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                          SINCE        INCEPTION
                               1 YEAR      5 YEARS      INCEPTION        DATE
--------------------------------------------------------------------------------
INVESTOR CLASS                 16.52%      12.29%          9.24%        6/1/01
--------------------------------------------------------------------------------
RUSSELL 2000 GROWTH INDEX(1)   17.07%       9.51%        4.60%(2)         --
--------------------------------------------------------------------------------
A Class                                                                 1/31/03
   No sales charge*            16.22%        --           19.11%
   With sales charge*           9.54%        --           17.27%
--------------------------------------------------------------------------------
B Class                                                                 1/31/03
   No sales charge*            15.46%        --           18.24%
   With sales charge*          11.46%        --           17.73%
--------------------------------------------------------------------------------
C Class                        15.24%        --         18.32%(3)       1/31/03
--------------------------------------------------------------------------------
*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a maximum 5.75% initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information pages for more about the applicable sales charges for each share class. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Data provided by Lipper Inc. - A Reuters Company. (c) 2006 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(2) Since 5/31/01, the date nearest the Investor Class's inception for which data are available.

(3) Class returns would have been lower if distribution and service fees had not been waived from 2/1/03 to 6/30/03 for the C Class shares.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. Historically small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

(continued)

------
24

New Opportunities II - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made June 1, 2001

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended October 31
--------------------------------------------------------------------------------
                    2001*      2002      2003       2004       2005       2006
--------------------------------------------------------------------------------
Investor Class     -9.60%     -8.19%    38.55%      9.39%     10.14%     16.52%
--------------------------------------------------------------------------------
Russell 2000
Growth Index      -19.01%    -21.57%    46.56%      5.53%     10.91%     17.07%
--------------------------------------------------------------------------------
*From 6/1/01, the Investor Class's inception date. Index data from 5/31/01, the date nearest the Investor Class's inception for which data are available. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. Historically small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
25

New Opportunities II - Portfolio Commentary

PORTFOLIO MANAGERS: HAROLD BRADLEY, STAFFORD SOUTHWICK, AND MATT FERRETTI

PERFORMANCE SUMMARY

New Opportunities II advanced 16.52%* during the 12 months ended October 31,
2006, compared with the 17.07% return of its benchmark, the Russell 2000 Growth
Index.

As outlined in the Market Perspective on page 2, a pause in the Federal
Reserve's interest rate hikes and expectations for lower interest rates and mild inflation going forward helped New Opportunities II post its highest fiscal-year return since 2003. Small-cap stocks outpaced large-cap stocks for the period, particularly in the first six months. The portfolio outperformed its benchmark during that time, as the directional trend in the market suited the portfolio's focus on share-price momentum and earnings growth acceleration.

In the second half of the period, though, the performance of large-cap stocks improved as economic growth slowed. Small-caps lagged, with the Russell 2000
Index falling 10.27% between May 1 and July 15. The portfolio struggled to adjust to this quick transition, especially as growth and momentum factors that fit our investment style fell out of favor late in the period.

The June-September time period was the most adverse for growth and momentum investment factors in 11 quarters. The fund typically does not generate excess returns during market cycles when growth and momentum factors rotate out of favor. Also, stock selection in the health care and technology sectors hurt relative performance.

Despite its recent challenges, the portfolio ranked in the 19th percentile of its Morningstar category (81st out of 529 funds)** in the five-year period ended
October 31, 2006. In that five-year period, the portfolio returned an annual average of 12.29%, compared with 9.51% for its benchmark.

MANAGEMENT CHANGES

In April 2006, Stafford Southwick, formerly an investment analyst on the New
Opportunities II team, was named co-portfolio manager of the fund. On June 30,
2006, portfolio manager Tom Telford switched responsibilities, leaving New
Opportunities II to co-manage another American Century mutual fund. Matt
Ferretti, a four-year American Century veteran and investment analyst for New

TOP TEN HOLDINGS
AS OF OCTOBER 31, 2006
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        10/31/06               4/30/06
--------------------------------------------------------------------------------
World Acceptance Corp.                    2.2%                    --
--------------------------------------------------------------------------------
Omnicell Inc.                             2.0%                    --
--------------------------------------------------------------------------------
OM Group, Inc.                            1.9%                    --
--------------------------------------------------------------------------------
Illumina, Inc.                            1.8%                    --
--------------------------------------------------------------------------------
Digital River Inc.                        1.6%                  0.9%
--------------------------------------------------------------------------------
RenaissanceRe
Holdings Ltd.                             1.5%                    --
--------------------------------------------------------------------------------
Priceline.com Inc.                        1.4%                    --
--------------------------------------------------------------------------------
WellCare Health
Plans Inc.                                1.4%                    --
--------------------------------------------------------------------------------
Watson Wyatt
Worldwide Inc.                            1.4%                  1.1%
--------------------------------------------------------------------------------
i2 Technologies Inc.                      1.4%                    --
--------------------------------------------------------------------------------
*All fund returns referenced in this commentary are for Investor Class shares
**(c) 2006 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers: (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar Rankings are based on risk adjusted returns.

(continued)

------
26

New Opportunities II - Portfolio Commentary

Opportunities II, succeeded Telford as co-manager of the portfolio.

MATERIALS ROLLED

New Opportunities II took advantage of an upward trend in the materials sector early in the 12-month period, as that sector surged with commodity prices. For the full period, both an overweight position and sound security selection in that sector boosted the portfolio's relative performance considerably.

The materials sector contained the portfolio's largest average overweight position in the reporting period, Titanium Metals. For the second consecutive fiscal year, this maker of lightweight titanium materials for the aircraft industry topped the portfolio's list of leading individual stock performers, as its shares surged 149%. Two other companies in the sector, Zoltek and OM Group, also ranked among the portfolio's top five relative contributors.

TROUBLE IN HEALTH CARE, TECHNOLOGY

The bulk of New Opportunities II's relative underperformance stemmed from our stock choices in health care and technology, including the portfolio's leading detractor, Quidel Corp. Quidel makes diagnostic test kits, including one for detecting the flu. Its share price plunged in late 2005, and we sold our stake in the company.

The portfolio also suffered from security selection in the industrials sector, primarily from a stake in GrafTech International, an Ohio-based maker of fuel cells. The company lost more than a third of its market value in one trading session in early February 2006, a month before it reported a significant decline in its fourth-quarter 2005 operating profit.

PORTFOLIO OBJECTIVE & EXPECTATIONS

New Opportunities II seeks long-term growth and is designed to provide small-cap exposure to a diversified investment portfolio. The portfolio is best suited for investors who can tolerate high levels of share price fluctuation in exchange for compelling long-term return potential. To achieve our objective, we pursue an investment approach of 1) identifying small companies that appear to have accelerating earnings and revenue growth and 2) buying those companies when potential rewards appear greatest.

TOP FIVE INDUSTRIES
AS OF OCTOBER 31, 2006
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        10/31/06               4/30/06
--------------------------------------------------------------------------------
Internet Software
& Services                                6.9%                  1.9%
--------------------------------------------------------------------------------
Insurance                                 5.6%                    --
--------------------------------------------------------------------------------
Commercial Services
& Supplies                                5.5%                  4.9%
--------------------------------------------------------------------------------
Software                                  5.3%                  2.2%
--------------------------------------------------------------------------------
Semiconductors &
Semiconductor Equipment                   4.1%                  6.6%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        10/31/06               4/30/06
--------------------------------------------------------------------------------
Domestic Common Stocks                   86.8%                 79.0%
--------------------------------------------------------------------------------
Foreign Common Stocks(1)                 11.6%                 17.0%
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                      98.4%                 96.0%
--------------------------------------------------------------------------------
Temporary
Cash Investments                          5.2%                  0.4%
--------------------------------------------------------------------------------
Other Assets
and Liabilities                         (3.6)%                  3.6%
--------------------------------------------------------------------------------
(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

------
27

New Opportunities II - Schedule of Investments

OCTOBER 31, 2006

Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 98.4%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 1.1%
--------------------------------------------------------------------------------
  81,181    Orbital Sciences Corp.(1)                             $  1,474,247
--------------------------------------------------------------------------------
AIRLINES - 2.0%
--------------------------------------------------------------------------------
  35,084    Copa Holdings SA Cl A                                    1,329,684
--------------------------------------------------------------------------------
 165,901    Frontier Airlines Holdings, Inc.(1)                      1,333,844
--------------------------------------------------------------------------------
                                                                     2,663,528
--------------------------------------------------------------------------------
AUTO COMPONENTS - 1.2%
--------------------------------------------------------------------------------
  69,620    LKQ Corporation(1)                                       1,611,007
--------------------------------------------------------------------------------
BIOTECHNOLOGY - 1.0%
--------------------------------------------------------------------------------
  29,254    Digene Corp.(1)                                          1,358,263
--------------------------------------------------------------------------------
CAPITAL MARKETS - 1.0%
--------------------------------------------------------------------------------
  72,664    Ares Capital Corp.                                       1,346,464
--------------------------------------------------------------------------------
CHEMICALS - 2.9%
--------------------------------------------------------------------------------
  44,238    OM Group, Inc.(1)                                        2,521,566
--------------------------------------------------------------------------------
  49,770    Zoltek Companies, Inc.(1)                                1,247,734
--------------------------------------------------------------------------------
                                                                     3,769,300
--------------------------------------------------------------------------------
COMMERCIAL BANKS - 2.3%
--------------------------------------------------------------------------------
  25,252    Ameris Bancorp                                             704,783
--------------------------------------------------------------------------------
  42,017    Cascade Bancorp                                          1,531,940
--------------------------------------------------------------------------------
  24,424    Enterprise Financial
            Services Corp.                                             827,241
--------------------------------------------------------------------------------
                                                                     3,063,964
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 5.5%
--------------------------------------------------------------------------------
  30,804    Homeserve plc ORD                                        1,045,371
--------------------------------------------------------------------------------
  68,551    Knoll Inc.                                               1,357,310
--------------------------------------------------------------------------------
  76,173    Korn/Ferry International(1)                              1,684,185
--------------------------------------------------------------------------------
  43,055    Mobile Mini Inc.(1)                                      1,385,079
--------------------------------------------------------------------------------
  41,425    Watson Wyatt Worldwide Inc.                              1,870,339
--------------------------------------------------------------------------------
                                                                     7,342,284
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 2.5%
--------------------------------------------------------------------------------
  78,046    Oplink Communications Inc.(1)                            1,545,311
--------------------------------------------------------------------------------
  21,203    SafeNet Inc.(1)                                            453,744
--------------------------------------------------------------------------------
 161,451    Symmetricom Inc.(1)                                      1,367,490
--------------------------------------------------------------------------------
                                                                     3,366,545
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS - 2.0%
--------------------------------------------------------------------------------
  71,340    QLogic Corp.(1)                                          1,468,177
--------------------------------------------------------------------------------
 132,320    SimpleTech, Inc.(1)                                      1,145,891
--------------------------------------------------------------------------------
                                                                     2,614,068
--------------------------------------------------------------------------------
CONSUMER FINANCE - 3.5%
--------------------------------------------------------------------------------
  24,880    First Marblehead Corp. (The)                             1,678,156
--------------------------------------------------------------------------------
  59,194    World Acceptance Corp.(1)                                2,959,108
--------------------------------------------------------------------------------
                                                                     4,637,264
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING - 2.1%
--------------------------------------------------------------------------------
  74,356    Myers Industries Inc.                                    1,347,331
--------------------------------------------------------------------------------
  35,758    Silgan Holdings Inc.                                     1,479,308
--------------------------------------------------------------------------------
                                                                     2,826,639
--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION
SERVICES - 0.8%
--------------------------------------------------------------------------------
  72,462    Nortel Inversora SA Cl B ADR(1)                       $    655,781
--------------------------------------------------------------------------------
  25,551    Telecom Argentina SA ADR(1)                                385,820
--------------------------------------------------------------------------------
                                                                     1,041,601
--------------------------------------------------------------------------------
ELECTRIC UTILITIES - 1.2%
--------------------------------------------------------------------------------
  48,210    Great Plains Energy Inc.                                 1,568,753
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 1.3%
--------------------------------------------------------------------------------
  17,180    AZZ Inc.(1)                                                649,576
--------------------------------------------------------------------------------
  35,436    LSI Industries Inc.                                        636,076
--------------------------------------------------------------------------------
  40,691    Ultralife Batteries Inc.(1)                                487,885
--------------------------------------------------------------------------------
                                                                     1,773,537
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT
& INSTRUMENTS - 2.4%
--------------------------------------------------------------------------------
 207,836    Bell Microproducts Inc.(1)                               1,400,815
--------------------------------------------------------------------------------
  26,040    Rogers Corp.(1)                                          1,822,018
--------------------------------------------------------------------------------
                                                                     3,222,833
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES - 1.4%
--------------------------------------------------------------------------------
  61,080    Acergy SA ADR(1)                                         1,108,602
--------------------------------------------------------------------------------
  25,743    Gulf Island Fabrication Inc.                               757,359
--------------------------------------------------------------------------------
                                                                     1,865,961
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING - 1.1%
--------------------------------------------------------------------------------
  69,382    Spartan Stores, Inc.                                     1,434,820
--------------------------------------------------------------------------------
FOOD PRODUCTS - 1.2%
--------------------------------------------------------------------------------
  43,328    Corn Products International Inc.                         1,568,040
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT
& SUPPLIES - 3.5%
--------------------------------------------------------------------------------
  25,165    China Medical
            Technologies Inc. ADR(1)                                   639,191
--------------------------------------------------------------------------------
  26,540    Cooper Companies, Inc. (The)                             1,529,500
--------------------------------------------------------------------------------
  53,530    Cynosure Inc. Cl A(1)                                      984,952
--------------------------------------------------------------------------------
  95,807    I-Flow Corp.(1)                                          1,485,967
--------------------------------------------------------------------------------
                                                                     4,639,610
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS
& SERVICES - 3.9%
--------------------------------------------------------------------------------
  44,430    Matria Healthcare Inc.(1)                                1,252,926
--------------------------------------------------------------------------------
 108,122    Option Care Inc.                                         1,369,906
--------------------------------------------------------------------------------
  74,475    Rural/Metro Corp.(1)                                       651,656
--------------------------------------------------------------------------------
  32,130    WellCare Health Plans Inc.(1)                            1,887,637
--------------------------------------------------------------------------------
                                                                     5,162,125
--------------------------------------------------------------------------------
HEALTH CARE TECHNOLOGY - 3.0%
--------------------------------------------------------------------------------
  55,700    Allscripts Healthcare
            Solutions Inc.(1)                                        1,313,963
--------------------------------------------------------------------------------
 142,953    Omnicell Inc.(1)                                         2,677,510
--------------------------------------------------------------------------------
                                                                     3,991,473
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 1.3%
--------------------------------------------------------------------------------
  33,120    Life Time Fitness Inc.(1)                                1,706,674
--------------------------------------------------------------------------------

See Notes to Financial Statements.

(continued)

------
28

New Opportunities II - Schedule of Investments

OCTOBER 31, 2006

Shares                                                               Value
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES - 2.1%
--------------------------------------------------------------------------------
 276,776    Syntax-Brillian Corp.(1)                              $  1,757,528
--------------------------------------------------------------------------------
  42,830    Universal Electronics Inc.(1)                              926,413
--------------------------------------------------------------------------------
                                                                     2,683,941
--------------------------------------------------------------------------------
INSURANCE - 5.6%
--------------------------------------------------------------------------------
  48,748    IPC Holdings, Ltd.                                       1,464,390
--------------------------------------------------------------------------------
  29,763    Navigators Group Inc.(1)                                 1,400,944
--------------------------------------------------------------------------------
  29,829    Reinsurance Group of America                             1,682,356
--------------------------------------------------------------------------------
  35,384    RenaissanceRe Holdings Ltd.                              1,924,890
--------------------------------------------------------------------------------
 102,753    Specialty Underwriters'
            Alliance Inc.(1)                                           956,630
--------------------------------------------------------------------------------
                                                                     7,429,210
--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL - 3.7%
--------------------------------------------------------------------------------
  37,770    Blue Nile Inc.(1)                                        1,443,192
--------------------------------------------------------------------------------
  52,340    Coldwater Creek Inc.(1)                                  1,595,847
--------------------------------------------------------------------------------
  47,028    Priceline.com Inc.(1)                                    1,894,757
--------------------------------------------------------------------------------
                                                                     4,933,796
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES - 6.9%
--------------------------------------------------------------------------------
 140,011    24/7 Real Media, Inc.(1)                                 1,386,109
--------------------------------------------------------------------------------
  36,577    Digital River Inc.(1)                                    2,115,980
--------------------------------------------------------------------------------
 116,676    Interwoven Inc.(1)                                       1,484,119
--------------------------------------------------------------------------------
 167,014    SonicWALL, Inc.(1)                                       1,753,647
--------------------------------------------------------------------------------
  82,718    Valueclick Inc.(1)                                       1,555,098
--------------------------------------------------------------------------------
  55,671    Vocus Inc.(1)                                              902,984
--------------------------------------------------------------------------------
                                                                     9,197,937
--------------------------------------------------------------------------------
IT SERVICES - 1.1%
--------------------------------------------------------------------------------
  56,722    Syntel Inc.                                              1,420,886
--------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES - 1.8%
--------------------------------------------------------------------------------
  53,303    Illumina, Inc.(1)                                        2,343,200
--------------------------------------------------------------------------------
MACHINERY - 3.9%
--------------------------------------------------------------------------------
  41,156    CIRCOR International Inc.                                1,356,913
--------------------------------------------------------------------------------
 109,775    Deutz AG ORD(1)                                          1,105,825
--------------------------------------------------------------------------------
  28,174    Manitowoc Co., Inc. (The)                                1,546,189
--------------------------------------------------------------------------------
  88,577    TurboChef Technologies Inc.(1)                           1,098,355
--------------------------------------------------------------------------------
                                                                     5,107,282
--------------------------------------------------------------------------------
MARINE - 2.3%
--------------------------------------------------------------------------------
 106,942    Diana Shipping Inc.                                      1,598,783
--------------------------------------------------------------------------------
  82,910    Eagle Bulk Shipping Inc.                                 1,424,394
--------------------------------------------------------------------------------
                                                                     3,023,177
--------------------------------------------------------------------------------
METALS & MINING - 1.1%
--------------------------------------------------------------------------------
  23,302    RTI International Metals, Inc.(1)                        1,428,879
--------------------------------------------------------------------------------
PHARMACEUTICALS - 3.2%
--------------------------------------------------------------------------------
 105,246    Dr. Reddy's
            Laboratories Ltd. ADR                                    1,768,133
--------------------------------------------------------------------------------
  73,263    Matrixx Initiatives Inc.(1)                              1,605,192
--------------------------------------------------------------------------------
 113,977    Santarus Inc.(1)                                           876,483
--------------------------------------------------------------------------------
                                                                     4,249,808
--------------------------------------------------------------------------------
Shares                                                              Value
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS - 2.7%
--------------------------------------------------------------------------------
  30,806    Entertainment Properties Trust                        $  1,694,330
--------------------------------------------------------------------------------
  63,940    Highland Hospitality Corp.                                 883,651
--------------------------------------------------------------------------------
  54,557    JER Investors Trust Inc.                                   979,844
--------------------------------------------------------------------------------
                                                                     3,557,825
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT
& DEVELOPMENT - 0.9%
--------------------------------------------------------------------------------
  81,641    IRSA Inversiones y
            Representaciones SA GDR(1)                               1,173,181
--------------------------------------------------------------------------------
SEMICONDUCTORS &
SEMICONDUCTOR EQUIPMENT - 4.1%
--------------------------------------------------------------------------------
  19,153    NVE Corp.(1)                                               851,351
--------------------------------------------------------------------------------
  75,804    Rudolph Technologies Inc.(1)                             1,338,698
--------------------------------------------------------------------------------
  79,561    Silicon Motion
            Technology Corp. ADR(1)                                  1,222,853
--------------------------------------------------------------------------------
  26,460    Standard Microsystems Corp.(1)                             815,762
--------------------------------------------------------------------------------
  36,030    Tessera Technologies Inc.(1)                             1,257,807
--------------------------------------------------------------------------------
                                                                     5,486,471
--------------------------------------------------------------------------------
SOFTWARE - 5.3%
--------------------------------------------------------------------------------
  65,641    Altiris Inc.(1)                                          1,477,579
--------------------------------------------------------------------------------
  91,790    Applix Inc.(1)                                             972,056
--------------------------------------------------------------------------------
  36,091    Hyperion Solutions Corp.(1)                              1,349,803
--------------------------------------------------------------------------------
  90,638    i2 Technologies Inc.(1)                                  1,831,794
--------------------------------------------------------------------------------
 123,966    VASCO Data Security
            International, Inc.(1)                                   1,436,766
--------------------------------------------------------------------------------
                                                                     7,067,998
--------------------------------------------------------------------------------
SPECIALTY RETAIL - 2.2%
--------------------------------------------------------------------------------
  65,114    Cache Inc.(1)                                            1,396,695
--------------------------------------------------------------------------------
 245,374    Wet Seal, Inc. (The) Cl A(1)                             1,531,134
--------------------------------------------------------------------------------
                                                                     2,927,829
--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS - 3.3%
--------------------------------------------------------------------------------
  25,802    Deckers Outdoor Corp.(1)                                 1,371,892
--------------------------------------------------------------------------------
  80,813    Maidenform Brands, Inc.(1)                               1,790,008
--------------------------------------------------------------------------------
  91,795    Xerium Technologies, Inc.                                1,136,422
--------------------------------------------------------------------------------
                                                                     4,298,322
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $115,249,471)                                                 130,378,742
--------------------------------------------------------------------------------
See Notes to Financial Statements.

(continued)

------
29

New Opportunities II - Schedule of Investments

OCTOBER 31, 2006

                                                                     Value
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS - 5.2%
--------------------------------------------------------------------------------
Repurchase Agreement, Merrill Lynch & Co., Inc.,
(collateralized by various U.S. Treasury obligations,
8.75%, 8/15/20, valued at $307,375), in a joint
trading account at 5.22%, dated 10/31/06,
due 11/1/06 (Delivery value $300,044)                             $    300,000
--------------------------------------------------------------------------------
Repurchase Agreement, Morgan Stanley
Group, Inc., (collateralized by various
U.S. Treasury obligations, 6.375% - 8.125%,
11/15/16 - 8/15/27, valued at $6,764,517),
in a joint trading account at 5.23%,
dated 10/31/06, due 11/1/06
(Delivery value $6,600,959)                                          6,600,000
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $6,900,000)                                                    6,900,000
--------------------------------------------------------------------------------
                                                                    Value
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES - 103.6%
(Cost $122,149,471)                                               $137,278,742
--------------------------------------------------------------------------------
OTHER ASSETS AND
LIABILITIES - (3.6)%                                               (4,752,714)
--------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                         $132,526,028
================================================================================

NOTES TO SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
ADR = American Depositary Receipt
GDR = Global Depositary Receipt
ORD = Foreign Ordinary Share
(1) Non-income producing.

See Notes to Financial Statements.

------
30

Shareholder Fee Examples (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2006 to October 31, 2006.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional
Class shares of the American Century Diversified Bond Fund, in an American
Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all
PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell
Education Savings Accounts and IRAs (including traditional, Roth, Rollover,
SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century
Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online.
If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

(continued)

------
31

Shareholder Fee Examples (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                                    EXPENSES PAID
                        BEGINNING       ENDING      DURING PERIOD*  ANNUALIZED
                      ACCOUNT VALUE  ACCOUNT VALUE    5/1/06 --      EXPENSE
                         5/1/06        10/31/06       10/31/06         RATIO*
--------------------------------------------------------------------------------
SELECT SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
 Investor Class          $1,000        $964.80          $4.95         1.00%
--------------------------------------------------------------------------------
 Institutional
 Class                   $1,000        $965.90          $3.96         0.80%
--------------------------------------------------------------------------------
 Advisor Class           $1,000        $963.90          $6.19         1.25%
--------------------------------------------------------------------------------
 A Class                 $1,000        $963.60          $6.19         1.25%
--------------------------------------------------------------------------------
 B Class                 $1,000        $960.20          $9.88         2.00%
--------------------------------------------------------------------------------
 C Class                 $1,000        $960.20          $9.88         2.00%
--------------------------------------------------------------------------------
 R Class                 $1,000        $962.60          $7.42         1.50%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
 Investor Class          $1,000      $1,020.16          $5.09         1.00%
--------------------------------------------------------------------------------
 Institutional
 Class                   $1,000      $1,021.17          $4.08         0.80%
--------------------------------------------------------------------------------
 Advisor Class           $1,000      $1,018.90          $6.36         1.25%
--------------------------------------------------------------------------------
 A Class                 $1,000      $1,018.90          $6.36         1.25%
--------------------------------------------------------------------------------
 B Class                 $1,000      $1,015.12         $10.16         2.00%
--------------------------------------------------------------------------------
 C Class                 $1,000      $1,015.12         $10.16         2.00%
--------------------------------------------------------------------------------
 R Class                 $1,000      $1,017.64          $7.63         1.50%
--------------------------------------------------------------------------------
*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(continued)

------
32

Shareholder Fee Examples (Unaudited)
--------------------------------------------------------------------------------
                                                      EXPENSES PAID
                         BEGINNING         ENDING     DURING PERIOD*  ANNUALIZED
                        ACCOUNT VALUE  ACCOUNT VALUE   5/1/06 --        EXPENSE
                           5/1/06         10/31/06       10/31/06        RATIO*
--------------------------------------------------------------------------------
CAPITAL GROWTH SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
 Investor Class            $1,000        $1,045.10        $5.15          1.00%
--------------------------------------------------------------------------------
 Institutional Class       $1,000        $1,045.90        $4.13          0.80%
--------------------------------------------------------------------------------
 A Class                   $1,000        $1,044.30        $6.44          1.25%
--------------------------------------------------------------------------------
 B Class                   $1,000        $1,040.60       $10.29          2.00%
--------------------------------------------------------------------------------
 C Class                   $1,000        $1,040.60       $10.29          2.00%
--------------------------------------------------------------------------------
 R Class                   $1,000        $1,042.60        $7.72          1.50%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
 Investor Class            $1,000        $1,020.16        $5.09          1.00%
--------------------------------------------------------------------------------
 Institutional Class       $1,000        $1,021.17        $4.08          0.80%
--------------------------------------------------------------------------------
 A Class                   $1,000        $1,018.90        $6.36          1.25%
--------------------------------------------------------------------------------
 B Class                   $1,000        $1,015.12       $10.16          2.00%
--------------------------------------------------------------------------------
 C Class                   $1,000        $1,015.12       $10.16          2.00%
--------------------------------------------------------------------------------
 R Class                   $1,000        $1,017.64        $7.63          1.50%
--------------------------------------------------------------------------------
FUNDAMENTAL EQUITY SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
 Investor Class            $1,000        $1,072.40        $5.22          1.00%
--------------------------------------------------------------------------------
 Institutional Class       $1,000        $1,073.20        $4.18          0.80%
--------------------------------------------------------------------------------
 A Class                   $1,000        $1,070.80        $6.52          1.25%
--------------------------------------------------------------------------------
 B Class                   $1,000        $1,066.10       $10.42          2.00%
--------------------------------------------------------------------------------
 C Class                   $1,000        $1,066.90       $10.42          2.00%
--------------------------------------------------------------------------------
 R Class                   $1,000        $1,069.30        $7.82          1.50%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
 Investor Class            $1,000        $1,020.16        $5.09          1.00%
--------------------------------------------------------------------------------
 Institutional Class       $1,000        $1,021.17        $4.08          0.80%
--------------------------------------------------------------------------------
 A Class                   $1,000        $1,018.90        $6.36          1.25%
--------------------------------------------------------------------------------
 B Class                   $1,000        $1,015.12       $10.16          2.00%
--------------------------------------------------------------------------------
 C Class                   $1,000        $1,015.12       $10.16          2.00%
--------------------------------------------------------------------------------
 R Class                   $1,000        $1,017.64        $7.63          1.50%
--------------------------------------------------------------------------------
*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(continued)

------
33

Shareholder Fee Examples (Unaudited)
--------------------------------------------------------------------------------
                                                      EXPENSES PAID
                         BEGINNING         ENDING     DURING PERIOD*  ANNUALIZED
                        ACCOUNT VALUE  ACCOUNT VALUE   5/1/06 --        EXPENSE
                           5/1/06         10/31/06       10/31/06        RATIO*
--------------------------------------------------------------------------------
NEW OPPORTUNITIES II SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
 Investor Class            $1,000           $943.10       $7.35          1.50%
--------------------------------------------------------------------------------
 A Class                   $1,000           $941.70       $8.56          1.75%
--------------------------------------------------------------------------------
 B Class                   $1,000           $938.70      $12.22          2.50%
--------------------------------------------------------------------------------
 C Class                   $1,000           $937.70      $12.21          2.50%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
 Investor Class            $1,000         $1,017.64       $7.63          1.50%
--------------------------------------------------------------------------------
 A Class                   $1,000         $1,016.38       $8.89          1.75%
--------------------------------------------------------------------------------
 B Class                   $1,000         $1,012.60      $12.68          2.50%
--------------------------------------------------------------------------------
 C Class                   $1,000         $1,012.60      $12.68          2.50%
--------------------------------------------------------------------------------
*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
34

Statement of Assets and Liabilities

OCTOBER 31, 2006
-----------------------------------------------------------------------------------------
                                                 CAPITAL   FUNDAMENTAL        NEW
                                    SELECT       GROWTH       EQUITY    OPPORTUNITIES II
-----------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------
Investment securities -- at
value (cost of $2,566,714,734,
$3,640,974, $45,754,724 and
$122,149,471, respectively) --
including $202,251,274, $-- ,
$-- and $-- of securities
on loan, respectively           $2,761,852,030  $4,072,704  $48,816,635  $137,278,742
------------------------------
Investments made with cash
collateral received for
securities on loan, at value
(cost of $205,067,793, $--,
$-- and $--, respectively)         205,067,793          --           --            --
-----------------------------------------------------------------------------------------
Total investment securities,
at value (cost of
$2,771,782,527, $3,640,974,
$45,754,724 and
$122,149,471, respectively)      2,966,919,823   4,072,704   48,816,635   137,278,742
------------------------------
Cash                                        --      26,759      320,996       775,865
------------------------------
Receivable for
investments sold                    51,889,942      32,170      426,585     3,656,987
------------------------------
Receivable for
capital shares sold                      2,276         200      129,228        78,578
------------------------------
Dividends and
interest receivable                  2,233,501       1,884       24,409        48,885
-----------------------------------------------------------------------------------------
                                 3,021,045,542   4,133,717   49,717,853   141,839,057
-----------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------
Payable for collateral
received for securities
on loan                            205,067,793          --           --            --
------------------------------
Disbursements in excess
of demand deposit cash               5,740,885          --           --            --
------------------------------
Payable for
investments purchased               25,562,783      40,992    2,431,834     9,106,773
------------------------------
Payable for forward foreign
currency exchange contracts            488,551         408           --            --
------------------------------
Payable for capital
shares redeemed                          7,926          --           --        23,027
------------------------------
Accrued management fees              2,342,411       3,359       34,524       161,839
------------------------------
Distribution fees payable                9,323       1,114        3,597         4,842
------------------------------
Service fees (and distribution
fees -- A Class and
R Class) payable                        12,270         826        8,111        16,548
-----------------------------------------------------------------------------------------
                                   239,231,942      46,699    2,478,066     9,313,029
-----------------------------------------------------------------------------------------
NET ASSETS                      $2,781,813,600  $4,087,018  $47,239,787  $132,526,028
=========================================================================================

See Notes to Financial Statements.

(continued)

------
35

Statement of Assets and Liabilities

OCTOBER 31, 2006
-----------------------------------------------------------------------------------------
                                                 CAPITAL   FUNDAMENTAL        NEW
                                    SELECT       GROWTH       EQUITY    OPPORTUNITIES II
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------
Capital (par value and
paid-in surplus)               $2,542,667,785  $3,614,013  $43,360,425    $105,495,855
------------------------------
Undistributed net
investment income                  12,433,503         334       64,169              --
------------------------------
Undistributed net realized
gain on investment and
foreign currency transactions      32,037,767      41,346      753,283      11,900,903
------------------------------
Net unrealized appreciation
on investments and
translation of assets and
liabilities in
foreign currencies                194,674,545     431,325    3,061,910      15,129,270
-----------------------------------------------------------------------------------------
                               $2,781,813,600  $4,087,018  $47,239,787    $132,526,028
=========================================================================================
INVESTOR CLASS,
$0.01 PAR VALUE
-----------------------------------------------------------------------------------------
Net assets                     $2,575,827,754     $85,622   $3,836,460     $51,335,701
------------------------------
Shares outstanding                 71,108,631       7,247      297,965       6,730,840
------------------------------
Net asset value per share              $36.22      $11.81       $12.88           $7.63
-----------------------------------------------------------------------------------------
INSTITUTIONAL CLASS,
$0.01 PAR VALUE
-----------------------------------------------------------------------------------------
Net assets                       $148,716,552     $27,417      $30,590              --
------------------------------
Shares outstanding                  4,070,548       2,315        2,372              --
------------------------------
Net asset value per share              $36.53      $11.84       $12.90              --
-----------------------------------------------------------------------------------------
ADVISOR CLASS, $0.01 PAR VALUE
-----------------------------------------------------------------------------------------
Net assets                        $21,455,426         N/A          N/A             N/A
------------------------------
Shares outstanding                    599,321         N/A          N/A             N/A
------------------------------
Net asset value per share              $35.80         N/A          N/A             N/A
-----------------------------------------------------------------------------------------
A CLASS, $0.01 PAR VALUE
-----------------------------------------------------------------------------------------
Net assets                        $28,370,869  $2,155,111  $37,314,259     $73,382,881
------------------------------
Shares outstanding                    787,345     182,998    2,904,013       9,669,110
------------------------------
Net asset value per share              $36.03      $11.78       $12.85           $7.59
------------------------------
Maximum offering price
(net asset value
divided by 0.9425)                     $38.23      $12.50       $13.63           $8.05
-----------------------------------------------------------------------------------------
B CLASS, $0.01 PAR VALUE
-----------------------------------------------------------------------------------------
Net assets                         $5,879,828    $959,859   $1,498,184      $3,383,061
------------------------------
Shares outstanding                    167,009      83,159      117,573         451,376
------------------------------
Net asset value per share              $35.21      $11.54       $12.74           $7.49
-----------------------------------------------------------------------------------------
C CLASS, $0.01 PAR VALUE
-----------------------------------------------------------------------------------------
Net assets                         $1,539,525    $831,831   $4,529,971      $4,424,385
------------------------------
Shares outstanding                     43,693      72,066      355,416         587,990
------------------------------
Net asset value per share              $35.24      $11.54       $12.75           $7.52
-----------------------------------------------------------------------------------------
R CLASS, $0.01 PAR VALUE
-----------------------------------------------------------------------------------------
Net assets                            $23,646     $27,178      $30,323             N/A
------------------------------
Shares outstanding                        656       2,315        2,368             N/A
------------------------------
Net asset value per share              $36.05      $11.74       $12.81             N/A
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

------
36

Statement of Operations

YEAR ENDED OCTOBER 31, 2006
-----------------------------------------------------------------------------------------
                                                 CAPITAL   FUNDAMENTAL        NEW
                                    SELECT       GROWTH       EQUITY    OPPORTUNITIES II
-----------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
-----------------------------------------------------------------------------------------
INCOME:
------------------------------
Dividends (net of foreign
taxes withheld of $933,906,
$297, $768 and $2,271,
respectively)                    $ 47,539,197   $  33,920   $  260,041    $    704,437
------------------------------
Interest                            2,534,418         860       54,278          83,580
------------------------------
Securities lending                    726,484          --           --             --
-----------------------------------------------------------------------------------------
                                   50,800,099      34,780      314,319         788,017
-----------------------------------------------------------------------------------------
EXPENSES:
------------------------------
Management fees                    31,941,131      33,211      180,758       1,686,269
------------------------------
Distribution fees:
------------------------------
  Advisor Class                        65,313          --           --              --
------------------------------
  B Class                              37,557       6,539        7,189          21,615
------------------------------
  C Class                              19,799       5,290       20,218          28,578
------------------------------
Service fees:
------------------------------
  Advisor Class                        65,313          --           --             --
------------------------------
  B Class                              12,519       2,180        2,396           7,205
------------------------------
  C Class                               6,600       1,763        6,739           9,526
------------------------------
Distribution and service fees:
------------------------------
  A Class                              94,257       4,135       34,530         145,495
------------------------------
  R Class                                 120         129          138              --
------------------------------
Directors' fees and expenses           49,349         115          473           2,599
------------------------------
Other expenses                         19,943          10          139           2,496
-----------------------------------------------------------------------------------------
                                   32,311,901      53,372      252,580       1,903,783
-----------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)       18,488,198    (18,592)       61,739     (1,115,766)
-----------------------------------------------------------------------------------------
REALIZED AND
UNREALIZED GAIN (LOSS)
-----------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
------------------------------
Investment transactions           314,248,035     116,257      764,880      13,317,275
------------------------------
Foreign currency transactions     (5,823,384)         359        2,430        (27,051)
-----------------------------------------------------------------------------------------
                                  308,424,651     116,616      767,310      13,290,224
-----------------------------------------------------------------------------------------
CHANGE IN NET UNREALIZED
APPRECIATION (DEPRECIATION) ON:
------------------------------
Investments                     (375,747,682)     236,552    3,015,872       4,065,418
------------------------------
Translation of assets and
liabilities in
foreign currencies                  (626,612)       (910)           --             --
-----------------------------------------------------------------------------------------
                                (376,374,294)     235,642    3,015,872       4,065,418
-----------------------------------------------------------------------------------------
NET REALIZED AND
UNREALIZED GAIN (LOSS)           (67,949,643)     352,258    3,783,182      17,355,642
-----------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS
RESULTING FROM OPERATIONS       $(49,461,445)    $333,666   $3,844,921     $16,239,876
=========================================================================================

See Notes to Financial Statements.

------
37

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2006 AND OCTOBER 31, 2005
------------------------------------------------------------------------------------------------------
                                                  SELECT                         CAPITAL GROWTH
---------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS           2006              2005             2006          2005
---------------------------------------------------------------------------------------------------
OPERATIONS
---------------------------------------------------------------------------------------------------
Net investment income (loss)        $   18,488,198   $    16,221,792    $   (18,592)   $    (9,094)
------------------------------
Net realized gain (loss)               308,424,651       374,124,251         116,616       (35,967)
------------------------------
Change in net unrealized
appreciation (depreciation)          (376,374,294)     (132,726,740)         235,642       155,191
---------------------------------------------------------------------------------------------------
Net increase (decrease)
in net assets
resulting from operations             (49,461,445)       257,619,303         333,666       110,130
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------
From net investment income:
------------------------------
  Investor Class                      (23,121,134)       (8,222,603)              --            --
------------------------------
  Institutional Class                  (1,850,095)         (906,228)              --            --
------------------------------
  Advisor Class                          (141,382)                --              --            --
------------------------------
  A Class                                (197,118)                --              --            --
------------------------------
  R Class                                    (138)                --              --            --
---------------------------------------------------------------------------------------------------
Decrease in net assets
from distributions                    (25,309,867)       (9,128,831)              --            --
---------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
---------------------------------------------------------------------------------------------------
Net increase (decrease)
in net assets from
capital share transactions           (743,988,986)     (509,449,921)       1,082,556     1,075,137
---------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS                        (818,760,298)     (260,959,449)       1,416,222     1,185,267
---------------------------------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------------------------------
Beginning of period                  3,600,573,898     3,861,533,347       2,670,796     1,485,529
---------------------------------------------------------------------------------------------------
End of period                       $2,781,813,600    $3,600,573,898      $4,087,018    $2,670,796
===================================================================================================
Undistributed net
investment income                      $12,433,503       $25,079,614            $334            --
===================================================================================================

See Notes to Financial Statements.

(continued)

------
38

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2006 AND OCTOBER 31, 2005 (EXCEPT AS NOTED)
---------------------------------------------------------------------------------------------------
                                           FUNDAMENTAL EQUITY               NEW OPPORTUNITIES II
---------------------------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS                            2006             2005(1)           2006           2005
---------------------------------------------------------------------------------------------------
OPERATIONS
---------------------------------------------------------------------------------------------------
Net investment income (loss)       $      61,739      $    (3,454)   $  (1,115,766)  $   (939,415)
------------------------------
Net realized gain (loss)                 767,310           112,336       13,290,224      3,652,851
------------------------------
Change in net unrealized
appreciation (depreciation)            3,015,872            46,038        4,065,418      4,324,566
---------------------------------------------------------------------------------------------------
Net increase (decrease)
in net assets
resulting from operations              3,844,921           154,920       16,239,876      7,038,002
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------
From net realized gains:
------------------------------
  Investor Class                         (1,402)                --      (1,390,699)    (1,089,667)
------------------------------
  Institutional Class                      (841)                --               --             --
------------------------------
  A Class                               (84,337)                --      (1,464,541)      (642,139)
------------------------------
  B Class                               (13,834)                --         (52,347)       (23,007)
------------------------------
  C Class                               (19,272)                --         (75,960)       (25,472)
------------------------------
  R Class                                  (793)                --               --             --
---------------------------------------------------------------------------------------------------
Decrease in net assets
from distributions                     (120,479)                --      (2,983,547)    (1,780,285)
---------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
---------------------------------------------------------------------------------------------------
Net increase (decrease)
in net assets from
capital share transactions            40,641,105         2,719,320       22,395,246     29,905,813
---------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS                         44,365,547         2,874,240       35,651,575     35,163,530
---------------------------------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------------------------------
Beginning of period                    2,874,240                --       96,874,453     61,710,923
---------------------------------------------------------------------------------------------------
End of period                        $47,239,787        $2,874,240     $132,526,028    $96,874,453
===================================================================================================
Undistributed net
investment income                        $64,169                --               --             --
===================================================================================================
(1) November 30, 2004 (fund inception) through October 31, 2005.

See Notes to Financial Statements.

------
39

Notes to Financial Statements

OCTOBER 31, 2006

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Select Fund (Select), Capital Growth
Fund (Capital Growth), Fundamental Equity Fund (Fundamental Equity) and New
Opportunities II Fund (New Opportunities II) (collectively, the funds) are four funds in a series issued by the corporation. The funds are diversified under the
1940 Act. The funds' investment objective is to seek long-term capital growth.
Income is a secondary objective of Fundamental Equity. Select and Capital Growth pursue this objective by purchasing stocks of larger-sized companies that they believe will increase in value over time. Fundamental Equity looks for common stocks that the fund's managers believe are attractively priced relative to the companies' earnings growth potential and dividend yields. New Opportunities II pursues its objective by purchasing stocks of smaller-sized companies that it believes will increase in value over time. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- Select is authorized to issue the Investor Class, the
Institutional Class, the Advisor Class, the A Class, the B Class, the C Class
and the R Class. Capital Growth and Fundamental Equity are authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C
Class and the R Class. New Opportunities II is authorized to issue the Investor
Class, the Institutional Class, the A Class, the B Class and the C Class. The A
Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets. Sale of
Fundamental Equity's A Class, B Class and C Class commenced on November 30,
2004. Sale of Fundamental Equity's and Capital Growth's Investor Class,
Institutional Class and R Class commenced on July 29, 2005. Sale of Select's R
Class commenced on July 29, 2005. Sale of New Opportunities II's Institutional
Class had not commenced as of October 31, 2006.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York
Stock Exchange (the Exchange) is open and may also take place on days when the
Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of Directors or its designee if such fair value determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to fair value a security such as: a security has been declared in default;
trading in a security has been halted during the trading day: or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds estimate the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

(continued)

------
40

Notes to Financial Statements

OCTOBER 31, 2006

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SECURITIES ON LOAN -- Select may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income. Select continues to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

(continued)

------
41

Notes to Financial Statements

OCTOBER 31, 2006

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in each fund's investment strategy (strategy assets) to calculate the appropriate fee rate for each fund. The strategy assets include each fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy.

The annual management fee schedule for each class of Select, Capital Growth and
Fundamental Equity, as applicable, is as follows:

--------------------------------------------------------------------------------
                                 INVESTOR,
                                A, B, C & R        INSTITUTIONAL        ADVISOR
--------------------------------------------------------------------------------
STRATEGY ASSETS
--------------------------------------------------------------------------------
First $5 billion                  1.000%             0.800%             0.750%
--------------------------------------------------------------------------------
Next $5 billion                   0.980%             0.780%             0.730%
--------------------------------------------------------------------------------
Next $5 billion                   0.970%             0.770%             0.720%
--------------------------------------------------------------------------------
Next $5 billion                   0.960%             0.760%             0.710%
--------------------------------------------------------------------------------
Next $5 billion                   0.950%             0.750%             0.700%
--------------------------------------------------------------------------------
Next $5 billion                   0.900%             0.700%             0.650%
--------------------------------------------------------------------------------
Over $30 billion                  0.800%             0.600%             0.550%
--------------------------------------------------------------------------------

The annual management fee schedule for each class of New Opportunities II is as follows:

--------------------------------------------------------------------------------
                                   INVESTOR,
                                 A, B, C & R        INSTITUTIONAL
--------------------------------------------------------------------------------
STRATEGY ASSETS
--------------------------------------------------------------------------------
First $250 million                  1.50%               1.30%
--------------------------------------------------------------------------------
Next $250 million                   1.25%               1.05%
--------------------------------------------------------------------------------
Next $250 million                   1.15%               0.95%
--------------------------------------------------------------------------------
Over $750 million                   1.10%               0.90%
--------------------------------------------------------------------------------

The effective annual management fee for each class of each fund for the year ended October 31, 2006 was as follows:

--------------------------------------------------------------------------------
                             INVESTOR,
                            A, B, C & R    INSTITUTIONAL    ADVISOR      R
--------------------------------------------------------------------------------
Select                         1.00%           0.80%         0.75%     1.00%
--------------------------------------------------------------------------------
Capital Growth                 1.00%           0.80%          N/A      1.00%
--------------------------------------------------------------------------------
Fundamental Equity             1.00%           0.80%          N/A      1.00%
--------------------------------------------------------------------------------
New Opportunities II           1.50%            --            N/A       N/A
--------------------------------------------------------------------------------

(continued)

------
42

Notes to Financial Statements

OCTOBER 31, 2006

2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class (the Advisor
Class plan) and a separate Master Distribution and Individual Shareholder
Services Plan for each of the A Class, B Class, C Class and R Class
(collectively with the Advisor Class plan, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class, B Class and C Class will pay American Century Investment Services, Inc. (ACIS) the following annual distribution and service fees:

--------------------------------------------
                       ADVISOR      B & C
--------------------------------------------
Distribution Fee        0.25%       0.75%
--------------------------------------------
Service Fee             0.25%       0.25%
--------------------------------------------

The plans provide that the A Class and the R Class will pay ACIS an annual distribution and service fee of 0.25% for the A Class and 0.50% for the R Class.
The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for A
Class, B Class, C Class and R Class shares. Fees incurred under the plans during the year ended October 31, 2006, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC. As of October 31, 2006 the
outstanding shares owned by the investment advisor of Capital Growth is 31%.

The funds have a bank line of credit agreement and Select has a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds and a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
October 31, 2006, were as follows:

--------------------------------------------------------------------------------
                                          CAPITAL   FUNDAMENTAL      NEW
                            SELECT        GROWTH      EQUITY    OPPORTUNITIES II
--------------------------------------------------------------------------------
Purchases               $6,533,538,590  $5,718,372  $69,172,132  $348,830,591
--------------------------------------------------------------------------------
Proceeds from sales     $7,380,169,916  $4,603,791  $30,361,873  $332,665,923
--------------------------------------------------------------------------------

(continued)

------
43

Notes to Financial Statements

OCTOBER 31, 2006

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows:

-------------------------------------------------------------------------------------
                                           SELECT                   CAPITAL GROWTH
-------------------------------------------------------------------------------------
                                    SHARES         AMOUNT        SHARES      AMOUNT
-------------------------------------------------------------------------------------
INVESTOR CLASS
----------------------------
YEAR ENDED OCTOBER 31, 2006
SHARES AUTHORIZED                300,000,000                    300,000,000
=====================================================================================
Sold                               1,651,576     $61,030,222          4,932  $56,817
----------------------------
Issued in reinvestment
of distributions                     566,800      22,042,836             --       --
----------------------------
Redeemed                        (20,992,994)   (771,821,071)             --       --
-------------------------------------------------------------------------------------
Net increase (decrease)         (18,774,618)  $(688,748,013)          4,932  $56,817
=====================================================================================
YEAR ENDED OCTOBER 31, 2005(1)
SHARES AUTHORIZED                400,000,000                    200,000,000
=====================================================================================
Sold                               2,329,186  $   86,028,299          2,315  $25,000
----------------------------
Issued in reinvestment
of distributions                     205,594       7,839,288             --       --
----------------------------
Redeemed                        (15,105,345)   (559,650,047)             --       --
-------------------------------------------------------------------------------------
Net increase (decrease)         (12,570,565)  $(465,782,460)          2,315  $25,000
=====================================================================================
INSTITUTIONAL CLASS
-------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2006
SHARES AUTHORIZED                 40,000,000                     50,000,000
=====================================================================================
Sold                               3,570,233    $136,803,638             --       --
----------------------------
Issued in reinvestment
of distributions                      47,217       1,849,034             --       --
----------------------------
Redeemed                         (4,853,683)   (180,423,638)             --       --
-------------------------------------------------------------------------------------
Net increase (decrease)          (1,236,233)   $(41,770,966)             --       --
=====================================================================================
YEAR ENDED OCTOBER 31, 2005(1)
SHARES AUTHORIZED                 40,000,000                     50,000,000
=====================================================================================
Sold                                 787,845    $ 29,427,489          2,315  $25,000
----------------------------
Issued in reinvestment
of distributions                      23,580         904,984             --       --
----------------------------
Redeemed                         (2,196,445)    (82,020,207)             --       --
-------------------------------------------------------------------------------------
Net increase (decrease)          (1,385,020)   $(51,687,734)          2,315  $25,000
=====================================================================================
ADVISOR CLASS
-------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2006
SHARES AUTHORIZED                 50,000,000                            N/A
=====================================================================================
Sold                                 279,821     $10,298,858
----------------------------
Issued in reinvestment
of distributions                       3,366         129,641
----------------------------
Redeemed                           (441,221)    (15,986,365)
-------------------------------------------------------------------------------------
Net increase (decrease)            (158,034)    $(5,557,866)
=====================================================================================
YEAR ENDED OCTOBER 31, 2005
SHARES AUTHORIZED                100,000,000                            N/A
=====================================================================================
Sold                                 370,390     $13,556,620
----------------------------
Redeemed                           (270,260)     (9,880,731)
-------------------------------------------------------------------------------------
Net increase (decrease)              100,130     $ 3,675,889
=====================================================================================
(1) July 29, 2005 (commencement of sale) through October 31, 2005 for Capital Growth.

(continued)

------
44

Notes to Financial Statements

OCTOBER 31, 2006

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

--------------------------------------------------------------------------------------
                                           SELECT                   CAPITAL GROWTH
--------------------------------------------------------------------------------------
                                    SHARES         AMOUNT        SHARES      AMOUNT
--------------------------------------------------------------------------------------
A CLASS
--------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2006
SHARES AUTHORIZED                 25,000,000                   100,000,000
======================================================================================
Sold                                  97,074      $3,560,583       126,608  $1,407,752
----------------------------
Issued in connection
with acquisition (Note 9)          3,570,242     135,355,199            --          --
----------------------------
Issued in reinvestment
of distributions                       4,961         192,384            --          --
----------------------------
Redeemed                         (3,952,810)   (148,882,449)      (58,426)   (637,593)
--------------------------------------------------------------------------------------
Net increase (decrease)            (280,533)    $(9,774,283)        68,182    $770,159
======================================================================================
YEAR ENDED OCTOBER 31, 2005
SHARES AUTHORIZED                 25,000,000                   100,000,000
======================================================================================
Sold                                 387,713     $14,274,351        74,965   $ 781,912
----------------------------
Redeemed                           (261,180)     (9,636,831)      (30,129)   (315,023)
--------------------------------------------------------------------------------------
Net increase (decrease)              126,533       4,637,520        44,836   $ 466,889
======================================================================================
B CLASS
--------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2006
SHARES AUTHORIZED                 25,000,000                   100,000,000
======================================================================================
Sold                                   5,936        $204,532        19,755    $217,231
----------------------------
Issued in connection with
acquisition (Note 9)                 155,909       5,800,482            --          --
----------------------------
Redeemed                            (64,071)     (2,234,279)      (10,357)   (112,753)
--------------------------------------------------------------------------------------
Net increase (decrease)               97,774      $3,770,735         9,398    $104,478
======================================================================================
YEAR ENDED OCTOBER 31, 2005
SHARES AUTHORIZED                 25,000,000                   100,000,000
======================================================================================
Sold                                  12,793       $ 462,676        29,996    $310,296
----------------------------
Redeemed                             (9,993)       (361,099)       (1,968)    (20,033)
--------------------------------------------------------------------------------------
Net increase (decrease)                2,800       $ 101,577        28,028    $290,263
======================================================================================
C CLASS
----------------------------
YEAR ENDED OCTOBER 31, 2006
SHARES AUTHORIZED                 25,000,000                   100,000,000
======================================================================================
Sold                                   9,425        $348,877        14,375    $157,223
----------------------------
Redeemed                            (62,851)     (2,257,608)         (568)     (6,121)
--------------------------------------------------------------------------------------
Net increase (decrease)             (53,426)    $(1,908,731)        13,807    $151,102
======================================================================================
YEAR ENDED OCTOBER 31, 2005
SHARES AUTHORIZED                 25,000,000                   100,000,000
======================================================================================
Sold                                  34,085     $ 1,240,344        23,437    $243,705
----------------------------
Redeemed                            (46,000)     (1,660,057)          (69)       (720)
--------------------------------------------------------------------------------------
Net increase (decrease)             (11,915)    $  (419,713)        23,368    $242,985
======================================================================================

(continued)

------
45

Notes to Financial Statements

OCTOBER 31, 2006

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

--------------------------------------------------------------------------------------
                                           SELECT                   CAPITAL GROWTH
--------------------------------------------------------------------------------------
                                    SHARES         AMOUNT        SHARES      AMOUNT
--------------------------------------------------------------------------------------
R CLASS
--------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2006
SHARES AUTHORIZED                 50,000,000                    60,000,000
======================================================================================
Sold                                      --              --            --          --
----------------------------
Issued in reinvestment
of distributions                           4            $138            --          --
----------------------------
Redeemed                                  --              --            --          --
--------------------------------------------------------------------------------------
Net increase (decrease)                    4            $138            --          --
======================================================================================
PERIOD ENDED OCTOBER 31, 2005(1)
SHARES AUTHORIZED                 60,000,000                    60,000,000
======================================================================================
Sold                                     652         $25,000         2,315     $25,000
======================================================================================
(1) July 29, 2005 (commencement of sale) through October 31, 2005.

---------------------------------------------------------------------------------------
                                     FUNDAMENTAL EQUITY         NEW OPPORTUNITIES II
---------------------------------------------------------------------------------------
                                    SHARES         AMOUNT        SHARES       AMOUNT
---------------------------------------------------------------------------------------
INVESTOR CLASS
---------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2006
SHARES AUTHORIZED                200,000,000                   250,000,000
=======================================================================================
Sold                                 298,990      $3,668,107     1,441,400  $10,692,358
----------------------------
Issued in reinvestment
of distributions                         123           1,402       170,452    1,227,252
----------------------------
Redeemed                             (3,446)        (40,059)   (1,274,866)  (9,437,141)
---------------------------------------------------------------------------------------
Net increase (decrease)              295,667      $3,629,450       336,986   $2,482,469
=======================================================================================
YEAR ENDED OCTOBER 31, 2005(2)
SHARES AUTHORIZED                200,000,000                   250,000,000
=======================================================================================
Sold                                   2,298         $25,000     1,455,830   $9,655,038
----------------------------
Issued in reinvestment
of distributions                          --              --       149,816      991,781
----------------------------
Redeemed                                  --              --   (1,401,320)  (9,196,936)
---------------------------------------------------------------------------------------
Net increase (decrease)                2,298         $25,000       204,326  $ 1,449,883
=======================================================================================
(2) July 29, 2005 (commencement of sale) through October 31, 2005 for
    Fundamental Equity.

(continued)

------
46

Notes to Financial Statements

OCTOBER 31, 2006

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

----------------------------------------------------------------------------------------
                                     FUNDAMENTAL EQUITY         NEW OPPORTUNITIES II
----------------------------------------------------------------------------------------
                                    SHARES         AMOUNT        SHARES       AMOUNT
----------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
----------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2006
SHARES AUTHORIZED                 50,000,000                    50,000,000
========================================================================================
Issued in reinvestment
of distributions                          74            $841            --            --
========================================================================================
YEAR ENDED OCTOBER 31, 2005(1)
SHARES AUTHORIZED                 50,000,000                    50,000,000
========================================================================================
Sold                                   2,298         $25,000            --            --
========================================================================================
A CLASS
----------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2006
SHARES AUTHORIZED                 50,000,000                    25,000,000
========================================================================================
Sold                               2,957,105     $35,087,633     4,510,446   $33,269,039
----------------------------
Issued in reinvestment
of distributions                       6,893          78,235       200,465     1,439,338
----------------------------
Redeemed                           (208,307)     (2,445,261)   (2,174,195)  (16,057,123)
----------------------------------------------------------------------------------------
Net increase (decrease)            2,755,691     $32,720,607     2,536,716   $18,651,254
========================================================================================
YEAR ENDED OCTOBER 31, 2005(2)
SHARES AUTHORIZED                 50,000,000                    25,000,000
========================================================================================
Sold                                 150,138      $1,576,978     5,225,025   $34,107,420
----------------------------
Issued in reinvestment
of distributions                          --              --        95,581       631,788
----------------------------
Redeemed                             (1,816)        (18,703)   (1,436,356)   (9,368,616)
----------------------------------------------------------------------------------------
Net increase (decrease)              148,322      $1,558,275     3,884,250   $25,370,592
========================================================================================
B CLASS
----------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2006
SHARES AUTHORIZED                 50,000,000                    25,000,000
========================================================================================
Sold                                 111,780      $1,311,393       125,112      $916,866
----------------------------
Issued in reinvestment
of distributions                       1,179          13,357         6,983        49,789
----------------------------
Redeemed                            (38,179)       (439,569)      (37,490)     (268,592)
----------------------------------------------------------------------------------------
Net increase (decrease)               74,780        $885,181        94,605      $698,063
========================================================================================
YEAR ENDED OCTOBER 31, 2005(2)
SHARES AUTHORIZED                 50,000,000                    25,000,000
========================================================================================
Sold                                  42,793        $434,494       174,231    $1,127,541
----------------------------
Issued in reinvestment
of distributions                          --              --         3,232        21,235
----------------------------
Redeemed                                  --              --       (8,896)      (58,520)
----------------------------------------------------------------------------------------
Net increase (decrease)               42,793        $434,494       168,567    $1,090,256
========================================================================================
(1) July 29, 2005 (commencement of sale) through October 31, 2005 for
    Fundamental Equity.
(2) November 30, 2004 (fund inception) through October 31, 2005 for
    Fundamental Equity.

(continued)

------
47

Notes to Financial Statements

OCTOBER 31, 2006

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)
----------------------------------------------------------------------------------------
                                     FUNDAMENTAL EQUITY         NEW OPPORTUNITIES II
----------------------------------------------------------------------------------------
                                    SHARES         AMOUNT        SHARES       AMOUNT
----------------------------------------------------------------------------------------
C CLASS
----------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2006
SHARES AUTHORIZED                 50,000,000                    25,000,000
========================================================================================
Sold                                 342,058      $3,979,820       224,661    $1,650,605
----------------------------
Issued in reinvestment
of distributions                       1,422          16,128         7,017        50,239
----------------------------
Redeemed                            (51,320)       (591,715)     (156,369)   (1,137,384)
----------------------------------------------------------------------------------------
Net increase (decrease)              292,160      $3,404,233        75,309      $563,460
========================================================================================
YEAR ENDED OCTOBER 31, 2005(1)
SHARES AUTHORIZED                 50,000,000                    25,000,000
========================================================================================
Sold                                  63,517        $654,278       370,046    $2,417,865
----------------------------
Issued in reinvestment
of distributions                          --              --         2,993        19,722
----------------------------
Redeemed                               (261)         (2,727)      (68,888)     (442,505)
----------------------------------------------------------------------------------------
Net increase (decrease)               63,256        $651,551       304,151    $1,995,082
========================================================================================
R CLASS
----------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2006
SHARES AUTHORIZED                 60,000,000                           N/A
========================================================================================
Issued in reinvestment
of distributions                          70            $793
========================================================================================
PERIOD ENDED OCTOBER 31, 2005(2)
SHARES AUTHORIZED                 60,000,000                           N/A
========================================================================================
Sold                                   2,298         $25,000
========================================================================================
(1) November 30, 2004 (fund inception) through October 31, 2005 for
    Fundamental Equity.

(2) July 29, 2005 (commencement of sale) through October 31, 2005 for
    Fundamental Equity.

5. SECURITIES LENDING

As of October 31, 2006, securities in Select valued at $202,251,274, were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash, and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $205,067,793. Select's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by
Select may be delayed or limited.

6. BANK LINE OF CREDIT

The funds, along with certain other funds managed by ACIM or ACGIM, have a
$500,000,000 unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the year ended
October 31, 2006.

(continued)

------
48

Notes to Financial Statements

OCTOBER 31, 2006

7. RISK FACTORS

New Opportunities II concentrates its investments in common stocks of small companies. Because of this, New Opportunities II may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

8. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended October 31, 2006 and October 31, 2005 were as follows:

--------------------------------------------------------------------------------
                                   SELECT                    CAPITAL GROWTH
--------------------------------------------------------------------------------
                              2006          2005           2006         2005
--------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM
--------------------------------------------------------------------------------
Ordinary income           $25,309,867    $9,128,831            --           --
--------------------------------------------------------------------------------
Long-term capital gains            --            --            --           --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 FUNDAMENTAL EQUITY       NEW OPPORTUNITIES II
--------------------------------------------------------------------------------
                              2006          2005(1)        2006         2005
--------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM
--------------------------------------------------------------------------------
Ordinary income              $120,479            --    $1,381,083     $995,034
--------------------------------------------------------------------------------
Long-term capital gains            --            --    $1,602,464     $785,251
--------------------------------------------------------------------------------
(1) November 30, 2004 (fund inception) through October 31, 2005.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2006, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

--------------------------------------------------------------------------------------
                                            CAPITAL    FUNDAMENTAL        NEW
                               SELECT       GROWTH       EQUITY      OPPORTUNITIES II
--------------------------------------------------------------------------------------
Federal tax cost
of investments            $2,782,626,469  $3,650,765   $45,827,612    $122,181,241
======================================================================================
Gross tax appreciation
of investments              $227,643,417    $433,949    $3,283,324     $15,766,059
------------------------
Gross tax depreciation
of investments              (43,350,063)    (12,010)     (294,301)       (668,558)
--------------------------------------------------------------------------------------
Net tax appreciation
(depreciation)
of investments              $184,293,354    $421,939    $2,989,023     $15,097,501
======================================================================================
Net tax appreciation
(depreciation) on
derivatives and
translation of assets
and liabilities in
foreign currencies              $(2,390)       $(71)            --              --
--------------------------------------------------------------------------------------
Net tax appreciation
(depreciation)              $184,290,964    $421,868    $2,989,023     $15,097,501
======================================================================================
Undistributed
ordinary income              $11,973,143          --      $871,053      $2,458,338
------------------------
Accumulated
long-term gains              $42,881,708     $51,137     $  19,286      $9,474,334
--------------------------------------------------------------------------------------

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain forward foreign currency contracts and return of capital dividends.

(continued)

------
49

Notes to Financial Statements

OCTOBER 31, 2006

9. REORGANIZATION PLAN

On December 14, 2005, the Board of Directors of Mason Street Growth Stock Fund
(Growth Stock), one fund in a series issued by Mason Street Funds, Inc., approved a plan of reorganization (the reorganization) pursuant to which Select acquired all of the assets of Growth Stock in exchange for shares of equal value of Select and the assumption by Select of all liabilities of Growth Stock. The financial statements and performance history of Select will be carried over in the post-reorganization. The reorganization was approved by shareholders on
March 23, 2006. The reorganization was effective at the close of business on
March 31, 2006. New shares in connection with the reorganization were issued by
Select on April 3, 2006.

The acquisition was accomplished by a tax-free exchange of shares. On April 3,
2006, Growth Stock exchanged its shares for shares of Select as follows:

--------------------------------------------------------------------------------
ORIGINAL FUND/CLASS        SHARES EXCHANGED    NEW FUND/CLASS    SHARES RECEIVED
--------------------------------------------------------------------------------
Growth Stock Fund - A        9,879,722        Select - A Class      3,564,222
--------------------------------------------------------------------------------
Growth Stock Fund - C           17,465        Select - A Class          6,020
--------------------------------------------------------------------------------
Growth Stock Fund - B          443,869        Select - B Class        155,909
--------------------------------------------------------------------------------

The net assets of Growth Stock and Select immediately before the acquisition were $141,155,681 and $3,336,122,073, respectively. Growth Stock's unrealized appreciation of $26,507,502 was combined with that of Select. Immediately after the acquisition, the combined net assets were $3,477,277,754.

10. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued
Statement of Financial Accounting Standards No. 157, "Fair Value Measurements"
(FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS 157.

(continued)

------
50

Notes to Financial Statements

OCTOBER 31, 2006

11. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provision of the Internal
Revenue Code.

For corporate taxpayers, the following ordinary income distributions paid during the fiscal year ended October 31, 2006, qualify for the corporate dividends received deduction.

--------------------------------------------------------------------------------
    SELECT        CAPITAL GROWTH     FUNDAMENTAL EQUITY     NEW OPPORTUNITIES II
--------------------------------------------------------------------------------
  $25,309,867           --                 $27,574                $313,505
--------------------------------------------------------------------------------

The funds hereby designate qualified dividend income for the fiscal year ended
October 31, 2006, as follows:

--------------------------------------------------------------------------------
    SELECT        CAPITAL GROWTH     FUNDAMENTAL EQUITY     NEW OPPORTUNITIES II
--------------------------------------------------------------------------------
  $25,309,867           --                 $27,923                $296,858
--------------------------------------------------------------------------------

The funds hereby designate capital gain dividends for the fiscal year ended
October 31, 2006, as follows:

--------------------------------------------------------------------------------
    SELECT        CAPITAL GROWTH     FUNDAMENTAL EQUITY     NEW OPPORTUNITIES II
--------------------------------------------------------------------------------
      --                --                    --                  $1,602,464
--------------------------------------------------------------------------------

The funds hereby designate qualified short-term capital gains distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October
31, 2006, as follows:

--------------------------------------------------------------------------------
    SELECT        CAPITAL GROWTH     FUNDAMENTAL EQUITY     NEW OPPORTUNITIES II
--------------------------------------------------------------------------------
      --                --                  $120,479              $1,381,083
--------------------------------------------------------------------------------

------
51

Select - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
--------------------------------------------------------------------------------
                                               INVESTOR CLASS
--------------------------------------------------------------------------------
                              2006      2005      2004       2003         2002
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period          $37.04    $34.80    $33.77     $28.91       $34.94
--------------------------------------------------------------------------------
Income From
Investment Operations
------------------------
  Net Investment
  Income (Loss)(1)             0.21      0.15     --(2)       0.01         0.07
------------------------
  Net Realized and
  Unrealized Gain (Loss)     (0.77)      2.17      1.03       4.92       (6.04)
--------------------------------------------------------------------------------
  Total From
  Investment Operations      (0.56)      2.32      1.03       4.93       (5.97)
--------------------------------------------------------------------------------
Distributions
------------------------
  From Net
  Investment Income          (0.26)    (0.08)        --     (0.07)       (0.06)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period                $36.22    $37.04    $34.80     $33.77       $28.91
================================================================================
  TOTAL RETURN(3)           (1.55)%     6.67%     3.05%     17.11%     (17.11)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                    1.00%     1.00%     1.00%      1.00%        1.00%
------------------------
Ratio of Net
Investment Income (Loss)
to Average Net Assets         0.57%     0.42%   (0.01)%      0.03%        0.21%
------------------------
Portfolio Turnover Rate        206%       55%       48%        84%         168%
------------------------
Net Assets,
End of Period
(in millions)                $2,576    $3,329    $3,565     $3,828       $3,522
--------------------------------------------------------------------------------
(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount is less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
52

Select - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
--------------------------------------------------------------------------------
                                             INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
                              2006      2005      2004       2003         2002
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period          $37.35    $35.09    $33.99     $29.10       $35.16
--------------------------------------------------------------------------------
Income From
Investment Operations
------------------------
  Net Investment
  Income (Loss)(1)             0.30      0.24      0.07       0.07         0.13
------------------------
  Net Realized and
  Unrealized Gain (Loss)     (0.78)      2.18      1.03       4.95       (6.06)
--------------------------------------------------------------------------------
  Total From
  Investment Operations      (0.48)      2.42      1.10       5.02       (5.93)
--------------------------------------------------------------------------------
Distributions
------------------------
  From Net
  Investment Income          (0.34)    (0.16)        --     (0.13)       (0.13)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period                $36.53    $37.35    $35.09     $33.99       $29.10
================================================================================
  TOTAL RETURN(2)           (1.35)%     6.87%     3.24%     17.34%     (16.93)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to
Average Net Assets            0.80%     0.80%     0.80%      0.80%        0.80%
------------------------
Ratio of Net
Investment Income (Loss)
to Average Net Assets         0.77%     0.62%     0.19%      0.23%        0.41%
------------------------
Portfolio Turnover Rate        206%       55%       48%        84%         168%
------------------------
Net Assets,
End of Period
(in thousands)             $148,717  $198,212  $234,815   $229,596     $185,897
--------------------------------------------------------------------------------
(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
53

Select - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
--------------------------------------------------------------------------------
                                                  ADVISOR CLASS
--------------------------------------------------------------------------------
                              2006      2005      2004       2003         2002
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period          $36.63    $34.43    $33.49     $28.66       $34.68
--------------------------------------------------------------------------------
Income From
Investment Operations
------------------------
  Net Investment
  Income (Loss)(1)             0.12      0.04    (0.09)     (0.07)       (0.02)
------------------------
  Net Realized and
  Unrealized Gain (Loss)     (0.76)      2.16      1.03       4.90       (6.00)
--------------------------------------------------------------------------------
  Total From
  Investment Operations      (0.64)      2.20      0.94       4.83       (6.02)
--------------------------------------------------------------------------------
Distributions
------------------------
  From Net
  Investment Income          (0.19)        --        --      --(2)           --
--------------------------------------------------------------------------------
Net Asset Value,
End of Period                $35.80    $36.63    $34.43     $33.49       $28.66
================================================================================
  TOTAL RETURN(3)           (1.79)%     6.39%     2.81%     16.86%     (17.36)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                    1.25%     1.25%     1.25%      1.25%        1.25%
------------------------
Ratio of Net
Investment Income (Loss)
to Average Net Assets         0.32%     0.17%   (0.26)%    (0.22)%      (0.04)%
------------------------
Portfolio Turnover Rate        206%       55%       48%        84%         168%
------------------------
Net Assets,
End of Period
(in thousands)              $21,455   $27,741   $22,626    $29,152      $20,432
--------------------------------------------------------------------------------
(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount is less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
54

Select - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                              A CLASS
--------------------------------------------------------------------------------
                             2006           2005           2004          2003(1)
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period         $36.87         $34.66         $33.72          $27.75
--------------------------------------------------------------------------------
Income From
Investment Operations
------------------------
  Net Investment
  Income (Loss)(2)            0.10           0.04         (0.10)          (0.14)
------------------------
  Net Realized and
  Unrealized Gain (Loss)    (0.75)           2.17           1.04            6.11
--------------------------------------------------------------------------------
  Total From
  Investment Operations     (0.65)           2.21           0.94            5.97
--------------------------------------------------------------------------------
Distributions
------------------------
  From Net
  Investment Income         (0.19)             --             --              --
--------------------------------------------------------------------------------
Net Asset Value,
End of Period               $36.03         $36.87         $34.66          $33.72
================================================================================
  TOTAL RETURN(3)          (1.81)%          6.38%          2.79%          21.51%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to
Average Net Assets           1.25%          1.25%          1.25%        1.25%(4)
------------------------
Ratio of Net
Investment Income
(Loss) to Average
Net Assets                   0.32%          0.17%        (0.26)%      (0.56)%(4)
------------------------
Portfolio Turnover Rate       206%            55%            48%          84%(5)
------------------------
Net Assets,
End of Period
(in thousands)             $28,371        $39,376        $32,624         $10,305
--------------------------------------------------------------------------------
(1) January 31, 2003 (commencement of sale) through October 31, 2003.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 2003.

See Notes to Financial Statements.

------
55

Select - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                  B CLASS
--------------------------------------------------------------------------------
                              2006          2005          2004          2003(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period          $36.12        $34.21        $33.53          $27.75
--------------------------------------------------------------------------------
Income From
Investment Operations
------------------------
  Net Investment
  Income (Loss)(2)           (0.12)        (0.22)        (0.35)          (0.31)
------------------------
  Net Realized and
  Unrealized Gain (Loss)     (0.79)          2.13          1.03            6.09
--------------------------------------------------------------------------------
  Total From
  Investment Operations      (0.91)          1.91          0.68            5.78
--------------------------------------------------------------------------------
Net Asset Value,
End of Period                $35.21        $36.12        $34.21          $33.53
================================================================================
  TOTAL RETURN(3)           (2.52)%         5.58%         2.03%          20.83%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to
Average Net Assets            2.00%         2.00%         2.00%        2.00%(4)
------------------------
Ratio of Net Investment
Income (Loss) to
Average Net Assets          (0.43)%       (0.58)%       (1.01)%      (1.28)%(4)
------------------------
Portfolio Turnover Rate        206%           55%           48%          84%(5)
------------------------
Net Assets, End of
Period (in thousands)        $5,880        $2,501        $2,273          $1,032
--------------------------------------------------------------------------------
(1) January 31, 2003 (commencement of sale) through October 31, 2003.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 2003.

See Notes to Financial Statements.

------
56

Select - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                   C CLASS
--------------------------------------------------------------------------------
                              2006           2005          2004         2003(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period          $36.15         $34.23        $33.56         $27.75
--------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------
  Net Investment
  Income (Loss)(2)           (0.16)         (0.22)        (0.36)         (0.31)
-------------------------
  Net Realized and
  Unrealized Gain (Loss)     (0.75)           2.14          1.03           6.12
--------------------------------------------------------------------------------
  Total From
  Investment Operations      (0.91)           1.92          0.67           5.81
--------------------------------------------------------------------------------
Net Asset Value,
End of Period                $35.24         $36.15        $34.23         $33.56
================================================================================
  TOTAL RETURN(3)           (2.52)%          5.58%         2.03%         20.94%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to
Average Net Assets            2.00%          2.00%         2.00%       2.00%(4)
-------------------------
Ratio of Net Investment
Income (Loss) to
Average Net Assets          (0.43)%        (0.58)%       (1.01)%     (1.28)%(4)
-------------------------
Portfolio Turnover Rate        206%            55%           48%         84%(5)
-------------------------
Net Assets,
End of Period
(in thousands)               $1,540         $3,511        $3,733         $1,136
--------------------------------------------------------------------------------
(1) January 31, 2003 (commencement of sale) through October 31, 2003.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 2003.

See Notes to Financial Statements.

------
57

Select - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                               R CLASS
--------------------------------------------------------------------------------
                                                           2006      2005(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $37.00      $38.34
--------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------
  Net Investment Income (Loss)(2)                          0.03      (0.05)
-----------------------------------------
  Net Realized and Unrealized Gain (Loss)                (0.77)      (1.29)
--------------------------------------------------------------------------------
  Total From Investment Operations                       (0.74)      (1.34)
--------------------------------------------------------------------------------
Distributions
-----------------------------------------
  From Net Investment Income                             (0.21)          --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                           $36.05      $37.00
================================================================================
  TOTAL RETURN(3)                                       (2.04)%     (3.50)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                                     1.50%    1.50%(4)
-----------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                                     0.07%  (0.50)%(4)
-----------------------------------------
Portfolio Turnover Rate                                    206%      55%(5)
-----------------------------------------
Net Assets, End of Period (in thousands)                    $24         $24
--------------------------------------------------------------------------------
(1) July 29, 2005 (commencement of sale) through October 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 2005.

See Notes to Financial Statements.

------
58

Capital Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                              INVESTOR CLASS
--------------------------------------------------------------------------------
                                                            2006       2005(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $10.60        $10.80
--------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------
  Net Investment Income (Loss)(2)                          --(3)         --(3)
--------------------------------------------
  Net Realized and Unrealized Gain (Loss)                   1.21        (0.20)
--------------------------------------------------------------------------------
  Total From Investment Operations                          1.21        (0.20)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                            $11.81        $10.60
================================================================================
  TOTAL RETURN(4)                                         11.42%       (1.85)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                                      1.00%      1.00%(5)
--------------------------------------------
Ratio of Net Investment Income
(Loss) to Average Net Assets                               0.05%    (0.12)%(5)
--------------------------------------------
Portfolio Turnover Rate                                     140%       110%(6)
--------------------------------------------
Net Assets, End of Period (in thousands)                     $86           $25
--------------------------------------------------------------------------------
(1) July 29, 2005 (commencement of sale) through October 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 2005.

See Notes to Financial Statements.

------
59

Capital Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                         INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
                                                          2006         2005(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $10.61         $10.80
--------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------
  Net Investment Income (Loss)(2)                         0.03          --(3)
--------------------------------------------
  Net Realized and Unrealized Gain (Loss)                 1.20         (0.19)
--------------------------------------------------------------------------------
  Total From Investment Operations                        1.23         (0.19)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                          $11.84         $10.61
================================================================================
  TOTAL RETURN(4)                                       11.59%        (1.76)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                                    0.80%       0.80%(5)
--------------------------------------------
Ratio of Net Investment Income
(Loss) to Average Net Assets                             0.25%       0.08%(5)
--------------------------------------------
Portfolio Turnover Rate                                   140%        110%(6)
--------------------------------------------
Net Assets, End of Period (in thousands)                   $27            $25
--------------------------------------------------------------------------------
(1) July 29, 2005 (commencement of sale) through October 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 2005.

See Notes to Financial Statements.

------
60

Capital Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                          A CLASS
--------------------------------------------------------------------------------
                                             2006          2005          2004(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $10.59         $9.89         $10.00
--------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------
  Net Investment Income (Loss)(2)           (0.02)         --(3)         (0.03)
--------------------------------------
  Net Realized and
  Unrealized Gain (Loss)                      1.21          0.70         (0.08)
--------------------------------------------------------------------------------
  Total From Investment Operations            1.19          0.70         (0.11)
--------------------------------------------------------------------------------
Net Asset Value, End of Period              $11.78        $10.59          $9.89
================================================================================
  TOTAL RETURN(4)                           11.24%         7.08%        (1.10)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                        1.25%         1.27%       1.25%(5)
--------------------------------------
Ratio of Net Investment Income
(Loss) to Average Net Assets               (0.20)%       (0.03)%     (0.43)%(5)
--------------------------------------
Portfolio Turnover Rate                       140%          110%            87%
--------------------------------------
Net Assets, End of Period
(in thousands)                              $2,155        $1,216           $692
--------------------------------------------------------------------------------
(1) February 27, 2004 (fund inception) through October 31, 2004.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
61

Capital Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                       B CLASS
--------------------------------------------------------------------------------
                                          2006          2005         2004(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period      $10.46        $9.84         $10.00
--------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income (Loss)(2)         (0.10)       (0.08)         (0.08)
-----------------------------------
  Net Realized and
  Unrealized Gain (Loss)                    1.18         0.70         (0.08)
--------------------------------------------------------------------------------
  Total From Investment Operations          1.08         0.62         (0.16)
--------------------------------------------------------------------------------
Net Asset Value, End of Period            $11.54       $10.46          $9.84
================================================================================
  TOTAL RETURN(3)                         10.33%        6.30%        (1.60)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                      2.00%        2.02%       2.00%(4)
-----------------------------------
Ratio of Net Investment
Income (Loss) to Average Net Assets      (0.95)%      (0.78)%     (1.17)%(4)
-----------------------------------
Portfolio Turnover Rate                     140%         110%            87%
-----------------------------------
Net Assets, End of Period
(in thousands)                              $960         $772           $450
--------------------------------------------------------------------------------
(1) February 27, 2004 (fund inception) through October 31, 2004.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
62

Capital Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                            C CLASS
--------------------------------------------------------------------------------
                                             2006          2005          2004(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $10.46         $9.84         $10.00
--------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------
  Net Investment Income (Loss)(2)           (0.10)        (0.08)         (0.08)
-------------------------------------
  Net Realized and
  Unrealized Gain (Loss)                      1.18          0.70         (0.08)
--------------------------------------------------------------------------------
  Total From Investment Operations            1.08          0.62         (0.16)
--------------------------------------------------------------------------------
Net Asset Value, End of Period              $11.54        $10.46          $9.84
================================================================================
  TOTAL RETURN(3)                           10.33%         6.30%        (1.60)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                        2.00%         2.02%       2.00%(4)
-------------------------------------
Ratio of Net Investment Income
(Loss) to Average Net Assets               (0.95)%       (0.78)%     (1.18)%(4)
-------------------------------------
Portfolio Turnover Rate                       140%          110%            87%
-------------------------------------
Net Assets, End of Period
(in thousands)                                $832          $609           $343
--------------------------------------------------------------------------------
(1) February 27, 2004 (fund inception) through October 31, 2004.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
63

Capital Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                                R CLASS
--------------------------------------------------------------------------------
                                                             2006      2005(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $10.59      $10.80
--------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------------------------
  Net Investment Income (Loss)(2)                           (0.05)      (0.02)
---------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                     1.20      (0.19)
--------------------------------------------------------------------------------
  Total From Investment Operations                            1.15      (0.21)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                              $11.74      $10.59
================================================================================
  TOTAL RETURN(3)                                           10.86%     (1.94)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets            1.50%    1.50%(4)
---------------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                                      (0.45)%  (0.62)%(4)
---------------------------------------------------
Portfolio Turnover Rate                                       140%     110%(5)
---------------------------------------------------
Net Assets, End of Period (in thousands)                       $27         $25
--------------------------------------------------------------------------------
(1) July 29, 2005 (commencement of sale) through October 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 2005.

See Notes to Financial Statements.

------
64

Fundamental Equity - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                              INVESTOR CLASS
--------------------------------------------------------------------------------
                                                            2006       2005(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $11.04      $10.88
--------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------------------
  Net Investment Income (Loss)(2)                            0.08        0.02
-----------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                    2.12        0.14
--------------------------------------------------------------------------------
  Total From Investment Operations                           2.20        0.16
--------------------------------------------------------------------------------
Distributions
-----------------------------------------------------
  From Net Realized Gains                                  (0.36)          --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                             $12.88      $11.04
================================================================================
  TOTAL RETURN(3)                                          20.37%       1.47%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets           1.00%    1.00%(4)
-----------------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                                       0.74%    0.59%(4)
-----------------------------------------------------
Portfolio Turnover Rate                                      174%     101%(5)
-----------------------------------------------------
Net Assets, End of Period (in thousands)                   $3,836         $25
--------------------------------------------------------------------------------
(1) July 29, 2005 (commencement of sale) through October 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the period November 30, 2004 (fund inception) through
    October 31, 2005.

See Notes to Financial Statements.

------
65

Fundamental Equity - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                          INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
                                                          2006        2005(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $11.05        $10.88
--------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------------------
  Net Investment Income (Loss)(2)                         0.12          0.02
-------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                 2.10          0.15
--------------------------------------------------------------------------------
  Total From Investment Operations                        2.22          0.17
--------------------------------------------------------------------------------
Distributions
-------------------------------------------------
  From Net Realized Gains                               (0.37)            --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                          $12.90        $11.05
================================================================================
  TOTAL RETURN(3)                                       20.51%         1.56%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets        0.80%      0.80%(4)
-------------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                                    0.94%      0.79%(4)
-------------------------------------------------
Portfolio Turnover Rate                                   174%       101%(5)
-------------------------------------------------
Net Assets, End of Period (in thousands)                   $31           $25
--------------------------------------------------------------------------------
(1) July 29, 2005 (commencement of sale) through October 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the period November 30, 2004 (fund inception) through
    October 31, 2005.

See Notes to Financial Statements.

------
66

Fundamental Equity - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                               A CLASS
--------------------------------------------------------------------------------
                                                           2006         2005(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $11.03         $10.00
--------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------------------
  Net Investment Income (Loss)(2)                          0.06           0.02
---------------------------------------------
  Net Realized and Unrealized Gain (Loss)                  2.11           1.01
--------------------------------------------------------------------------------
  Total From Investment Operations                         2.17           1.03
--------------------------------------------------------------------------------
Distributions
---------------------------------------------
  From Net Realized Gains                                (0.35)             --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                           $12.85         $11.03
================================================================================
  TOTAL RETURN(3)                                        20.12%         10.30%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                                     1.25%       1.28%(4)
---------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                                     0.49%       0.17%(4)
---------------------------------------------
Portfolio Turnover Rate                                    174%           101%
---------------------------------------------
Net Assets, End of Period (in thousands)                $37,314         $1,636
--------------------------------------------------------------------------------
(1) November 30, 2004 (fund inception) through October 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
67

Fundamental Equity - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                                  B CLASS
--------------------------------------------------------------------------------
                                                             2006      2005(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $10.96       $10.00
--------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------------
  Net Investment Income (Loss)(2)                          (0.02)       (0.06)
-----------------------------------------------
  Net Realized and Unrealized Gain (Loss)                    2.07         1.02
--------------------------------------------------------------------------------
  Total From Investment Operations                           2.05         0.96
--------------------------------------------------------------------------------
Distributions
-----------------------------------------------
  From Net Realized Gains                                  (0.27)           --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                             $12.74       $10.96
================================================================================
  TOTAL RETURN(3)                                          19.04%        9.60%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                                       2.00%     2.03%(4)
-----------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                                     (0.26)%   (0.58)%(4)
-----------------------------------------------
Portfolio Turnover Rate                                      174%         101%
-----------------------------------------------
Net Assets, End of Period (in thousands)                   $1,498         $469
--------------------------------------------------------------------------------
(1) November 30, 2004 (fund inception) through October 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
68

Fundamental Equity - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                                  C CLASS
--------------------------------------------------------------------------------
                                                             2006      2005(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $10.96       $10.00
--------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------------------
  Net Investment Income (Loss)(2)                          (0.03)       (0.06)
-------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                    2.09         1.02
--------------------------------------------------------------------------------
  Total From Investment Operations                           2.06         0.96
--------------------------------------------------------------------------------
Distributions
-------------------------------------------------
  From Net Realized Gains                                  (0.27)           --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                             $12.75       $10.96
================================================================================
  TOTAL RETURN(3)                                          19.13%        9.60%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                                       2.00%      2.03%(4)
-------------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                                     (0.26)%    (0.58)%(4)
-------------------------------------------------
Portfolio Turnover Rate                                      174%          101%
-------------------------------------------------
Net Assets, End of Period (in thousands)                   $4,530          $693
--------------------------------------------------------------------------------
(1) November 30, 2004 (fund inception) through October 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
69

Fundamental Equity - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                                 R CLASS
--------------------------------------------------------------------------------
                                                            2006        2005(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $11.03        $10.88
--------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------------
  Net Investment Income (Loss)(2)                           0.04         --(3)
------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                   2.08          0.15
--------------------------------------------------------------------------------
  Total From Investment Operations                          2.12          0.15
--------------------------------------------------------------------------------
Distributions
------------------------------------------------
  From Net Realized Gains                                 (0.34)            --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                            $12.81        $11.03
================================================================================
  TOTAL RETURN(4)                                         19.67%         1.38%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                                      1.50%      1.50%(5)
------------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                                      0.24%      0.09%(5)
------------------------------------------------
Portfolio Turnover Rate                                     174%       101%(6)
------------------------------------------------
Net Assets, End of Period (in thousands)                     $30           $25
--------------------------------------------------------------------------------
(1) July 29, 2005 (commencement of sale) through October 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount is less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the period November 30, 2004 (fund inception) through
    October 31, 2005.

See Notes to Financial Statements.

------
70

New Opportunities II - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
--------------------------------------------------------------------------------
                                                INVESTOR CLASS
--------------------------------------------------------------------------------
                                2006       2005       2004       2003       2002
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period            $6.75      $6.29      $5.75      $4.15      $4.52
--------------------------------------------------------------------------------
Income From
Investment Operations
--------------------------
  Net Investment
  Income (Loss)(1)            (0.06)     (0.06)     (0.07)     (0.05)     (0.05)
--------------------------
  Net Realized and
  Unrealized Gain (Loss)        1.16       0.69       0.61       1.65     (0.32)
--------------------------------------------------------------------------------
  Total From
  Investment Operations         1.10       0.63       0.54       1.60     (0.37)
--------------------------------------------------------------------------------
Distributions
--------------------------
  From Net
  Realized Gains              (0.22)     (0.17)         --         --         --
--------------------------------------------------------------------------------
Net Asset Value,
End of Period                  $7.63      $6.75      $6.29      $5.75      $4.15
================================================================================
  TOTAL RETURN(2)             16.52%     10.14%      9.39%     38.55%    (8.19)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to
Average Net Assets             1.50%      1.50%      1.50%      1.50%      1.50%
--------------------------
Ratio of Net
Investment Income (Loss)
to Average Net Assets        (0.80)%    (0.93)%    (1.09)%    (1.11)%    (1.02)%
--------------------------
Portfolio Turnover Rate         299%       269%       255%       236%       182%
--------------------------
Net Assets,
End of Period
(in thousands)               $51,336    $43,157    $38,917    $32,512    $25,479
--------------------------------------------------------------------------------
(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
71

New Opportunities II - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                    A CLASS
--------------------------------------------------------------------------------
                                 2006          2005          2004        2003(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period             $6.72         $6.26         $5.74         $4.15
--------------------------------------------------------------------------------
Income From
Investment Operations
--------------------------
  Net Investment
  Income (Loss)(2)             (0.08)        (0.08)        (0.08)        (0.05)
--------------------------
  Net Realized and
  Unrealized Gain (Loss)         1.16          0.70          0.60          1.64
--------------------------------------------------------------------------------
  Total From
  Investment Operations          1.08          0.62          0.52          1.59
--------------------------------------------------------------------------------
Distributions
--------------------------
  From Net
  Realized Gains               (0.21)        (0.16)            --            --
--------------------------------------------------------------------------------
Net Asset Value,
End of Period                   $7.59         $6.72         $6.26         $5.74
================================================================================
  TOTAL RETURN(3)              16.22%         9.91%         9.06%        38.31%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to
Average Net Assets              1.75%         1.75%         1.75%      1.75%(4)
--------------------------
Ratio of Net Investment
Income (Loss) to
Average Net Assets            (1.05)%       (1.18)%       (1.34)%    (1.47)%(4)
--------------------------
Portfolio Turnover Rate          299%          269%          255%       236%(5)
--------------------------
Net Assets, End of
Period (in thousands)         $73,383       $47,937       $20,337          $891
--------------------------------------------------------------------------------
(1) January 31, 2003 (commencement of sale) through October 31, 2003.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 2003.

See Notes to Financial Statements.

------
72

New Opportunities II - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                    B CLASS
--------------------------------------------------------------------------------
                                 2006          2005          2004        2003(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period             $6.63          $6.18         $5.71        $4.15
--------------------------------------------------------------------------------
Income From
Investment Operations
---------------------------
  Net Investment
  Income (Loss)(2)             (0.14)         (0.13)        (0.13)       (0.08)
---------------------------
  Net Realized and
  Unrealized Gain (Loss)         1.15           0.69          0.60         1.64
--------------------------------------------------------------------------------
  Total From
  Investment Operations          1.01           0.56          0.47         1.56
--------------------------------------------------------------------------------
Distributions
---------------------------
  From Net
  Realized Gains               (0.15)         (0.11)            --           --
--------------------------------------------------------------------------------
Net Asset Value,
End of Period                   $7.49          $6.63         $6.18        $5.71
================================================================================
  TOTAL RETURN(3)              15.46%          9.03%         8.23%       37.59%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets           2.50%          2.50%         2.50%     2.50%(4)
---------------------------
Ratio of Net Investment
Income (Loss) to
Average Net Assets            (1.80)%        (1.93)%       (2.09)%   (2.20)%(4)
---------------------------
Portfolio Turnover Rate          299%           269%          255%      236%(5)
---------------------------
Net Assets, End of
Period (in thousands)          $3,383         $2,367        $1,163         $215
--------------------------------------------------------------------------------
(1) January 31, 2003 (commencement of sale) through October 31, 2003.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. Returns are calculated based on the net asset value on the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 2003.

See Notes to Financial Statements.

------
73

New Opportunities II - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                    C CLASS
--------------------------------------------------------------------------------
                               2006          2005           2004         2003(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period            $6.66        $6.20          $5.73          $4.15
--------------------------------------------------------------------------------
Income From
Investment Operations
--------------------------
  Net Investment
  Income (Loss)(2)            (0.14)       (0.13)         (0.13)         (0.07)
--------------------------
  Net Realized and
  Unrealized Gain (Loss)        1.15         0.70           0.60           1.65
--------------------------------------------------------------------------------
  Total From
  Investment Operations         1.01         0.57           0.47           1.58
--------------------------------------------------------------------------------
Distributions
--------------------------
  From Net
  Realized Gains              (0.15)       (0.11)             --             --
--------------------------------------------------------------------------------
Net Asset Value,
End of Period                  $7.52        $6.66          $6.20          $5.73
================================================================================
  TOTAL RETURN(3)             15.24%        9.16%          8.20%         38.07%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to
Average Net Assets             2.50%        2.50%          2.50%    2.22%(4)(5)
--------------------------
Ratio of Net Investment
Income (Loss)
to Average Net Assets        (1.80)%      (1.93)%        (2.09)%  (1.97)%(4)(5)
--------------------------
Portfolio Turnover Rate         299%         269%           255%        236%(6)
--------------------------
Net Assets, End of
Period (in thousands)         $4,424       $3,414         $1,294            $34
--------------------------------------------------------------------------------
(1) January 31, 2003 (commencement of sale) through October 31, 2003.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) During a portion of the period ended October 31, 2003, the distributor agreed to voluntarily waive the distribution and service fees. Had fees not been waived the annualized ratio of operating expenses to average net assets and the annualized ratio of net investment income (loss) to average net assets would have been 2.50% and (2.25)%, respectively.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 2003.

See Notes to Financial Statements.

------
74

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Select Fund, Capital Growth Fund, Fundamental
Equity Fund and New Opportunities II Fund, (collectively the "Funds"), four of the mutual funds comprising American Century Mutual Funds, Inc., as of October
31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for the periods presented, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds as of October 31, 2006, the results of their operations for the year then ended, the changes in their net assets for periods presented, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 14, 2006

------
75

Management

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the funds' investment advisor, American Century Investment Management, Inc. (ACIM); the funds'
principal underwriter, American Century Investment Services, Inc. (ACIS); and
the funds' transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly owned subsidiaries, including
ACIM, ACIS, and ACS. The directors serve in this capacity for seven registered investment companies in the American Century family of funds.

All persons named as officers of the funds also serve in a similar capacity for the other 14 investment companies advised by ACIM or American Century Global
Investment Management, Inc. (ACGIM), unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1980
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Formerly Chief Executive
Officer/Treasurer, Associated Bearings Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D.
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
D.D. (DEL) HOCK
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1935
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc.
--------------------------------------------------------------------------------

(continued)

------
76

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
JAMES A. OLSON
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUND: Advisory Board Member
FIRST YEAR OF SERVICE: 2006
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Principal, Plaza Belmont LLC; Chief
Financial Officer, Plaza Belmont LLC (September 1999 to July 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Saia, Inc. and Entertainment
Properties Trust
--------------------------------------------------------------------------------
DONALD H. PRATT
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
FIRST YEAR OF SERVICE: 1995
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Retired Chairman of the Board, Butler Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
GALE E. SAYERS
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer
and Founder, Sayers40, Inc., a technology products and service provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Triad Hospitals, Inc.
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1994
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2001
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company (1992 to December 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR.(1)
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1958
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Director and Controlling
Shareholder, ACC; Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
(1) James E. Stowers, Jr. is the father of James E. Stowers III.

(continued)

------
77

Management

INTERESTED DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
JAMES E. STOWERS III(1)
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1959
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1990
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, ACC (January 2005 to
present); Co-Chairman, ACC (September 2000 to December 2004); Chairman, ACS and
other ACC subsidiaries (April 2005 to September 2006); Director, ACC, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
(1) James E. Stowers, Jr. is the father of James E. Stowers III.

--------------------------------------------------------------------------------
OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC
(September 2000 to present); President, ACC (June 1997 to present); Also serves as: Chairman, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; Chief Executive
Officer, ACIM, ACGIM, ACIS and other ACC subsidiaries (October 2000 to October
2006); President, ACIM, ACGIM and other ACC subsidiaries (September 2002 to
September 2006); Executive Vice President, ACS (January 2005 to September 2006);
Director, ACC, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
JONATHAN THOMAS
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Executive Vice President
FIRST YEAR OF SERVICE: 2005
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(February 2006 to present); Executive Vice President, ACC (November 2005 to present); Also serves as: President and Chief Executive Officer, ACS; Chief
Financial Officer and Chief Accounting Officer, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; Managing Director, Morgan Stanley (March 2000 to November
2005)
--------------------------------------------------------------------------------
MARYANNE ROEPKE
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer and Senior Vice President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006); Also serves as: Senior Vice President, ACS
--------------------------------------------------------------------------------
DAVID C. TUCKER
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1958
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (February 2001
to present); General Counsel, ACC (June 1998 to present); Also serves as: Senior
Vice President and General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------

(continued)

------
78

Management

OFFICERS (CONTINUED)
--------------------------------------------------------------------------------
ROBERT LEACH
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present); Controller, various American Century funds (June 1997 to September
2006)
--------------------------------------------------------------------------------
C. JEAN WADE
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1964
POSITION(S) HELD WITH FUND: Controller
FIRST YEAR OF SERVICE: 2006
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present)
--------------------------------------------------------------------------------
JON ZINDEL
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACC (August
2006 to present); Vice President, ACC and certain ACC subsidiaries (October 2001 to August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006);
Also serves as: Senior Vice President, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
The SAI has additional information about the funds' directors and is available without charge, upon request, by calling 1-800-345-2021.

------
79

Approval of Management Agreements for Select, Capital Growth, Fundamental Equity
and New Opportunities II

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the "15(c)
Providers") concerning Select, Capital Growth, Fundamental Equity and New
Opportunities II (the "funds") and the services provided to the funds under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

*   the nature, extent and quality of investment management, shareholder services and other services provided to the funds under the management agreement;

*   reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the funds and its shareholders on a routine and non-routine basis;

*   data comparing the cost of owning the funds to the cost of owning similar funds;

*   data comparing the funds' performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

*   financial data showing the profitability of the funds to the advisor and the overall profitability of the advisor; and

*   data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the funds' board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

(continued)

------
80

Approval of Management Agreements for Select, Capital Growth, Fundamental Equity
and New Opportunities II

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors' decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the funds. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

*   fund construction and design

*   portfolio security selection

*   initial capitalization/funding

*   securities trading

*   custody of fund assets

*   daily valuation of the funds' portfolio

*   shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

*   legal services

*   regulatory and portfolio compliance

*   financial reporting

*   marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity.
In evaluating investment performance, the board expects the advisor to manage the funds in accordance with its investment objectives and approved strategies.
In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the funds, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the funds. The Directors also review detailed performance information

(continued)

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81

Approval of Management Agreements for Select, Capital Growth, Fundamental Equity
and New Opportunities II

during the 15(c) Process comparing the funds' performance with that of similar funds not managed by the advisor. If performance concerns are identified, the
Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Select's, Capital Growth's and New Opportunities II's performance fell below the median for both the one and three year periods during the past year. The board discussed the funds' performance with the advisor and was satisfied with the efforts being undertaken by the advisor. Fundamental Equity's performance for both the one and three year periods was above the median for its peer group.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the funds with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the funds, its profitability in managing the funds, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices and that the advisor was not implicated in the industry scandals of 2003 and 2004.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its

(continued)

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82

Approval of Management Agreements for Select, Capital Growth, Fundamental Equity
and New Opportunities II

ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the funds specifically, the expenses incurred by the advisor in providing various functions to the funds, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the funds increase in size, and through reinvestment in its business to provide shareholders additional content and services.

COMPARISON TO OTHER FUNDS' FEES. The funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the funds'
independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the funds and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the funds'
unified fee to the total expense ratio of other funds in the funds' peer group.
The unified fee charged to shareholders of each of Select and Capital Growth was below the median of the total expense ratios of its peer group. The unified fee charged to shareholders of Fundamental Equity was near the median of the total expense ratios of its peer group. The unified fee charged to shareholders of New
Opportunity II was above the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the funds. The Directors analyzed this information and concluded that the fees charged and services provided to the funds were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed infor-

(continued)

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83

Approval of Management Agreements for Select, Capital Growth, Fundamental Equity
and New Opportunities II

mation from the advisor concerning collateral benefits it receives as a result of its relationship with the funds. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The
Directors noted that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the funds to determine breakpoints in the funds' fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, assisted by the advice of legal counsel independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor, negotiated changes to the breakpoint schedule used to calculate the fund's management fee.
These changes were proposed by the Directors based on their review of the competitive changes in the mutual fund marketplace and their review of financial information provided by the advisor. The new schedule, effective August 1, 2006, contains lower management fees at certain asset levels than under the existing structure. Following these negotiations with the advisor, the independent directors concluded that the investment management agreement between the funds and the advisor is fair and reasonable in light of the services provided and should be renewed.

------
84

Share Class Information

Seven classes of shares are authorized for sale by Select: Investor Class,
Institutional Class, Advisor Class, A Class, B Class, C Class and R Class. Six
classes of shares are authorized for sale by Capital Growth and Fundamental
Equity: Investor Class, Institutional Class, A Class, B Class, C Class and R
Class. Five classes of shares are authorized for sale by New Opportunities II:
Investor Class, Institutional Class, A Class, B Class and C Class. The total expense ratio of Institutional Class shares is lower than that of Investor Class shares. The total expense ratios of Advisor Class, A Class, B Class, C Class and
R Class shares are higher than that of Investor Class shares. Select and New
Opportunities II are available for purchase only through financial intermediaries by investors who seek advice from them. The funds are closed to other investors, but those with open accounts may make additional investments and reinvest dividends and capital gains distributions as long as such accounts remain open.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of
Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors.
Advisor Class shares are subject to a 0.50% annual Rule 12b-1 distribution and service fee. The total expense ratio of Advisor Class shares is 0.25% higher than the total expense ratio of Investor Class shares.

A CLASS shares are sold primarily through employer-sponsored retirement plans through institutions such as investment advisors, banks, broker-dealers, and insurance companies. A Class shares are sold at their offering price, which is net asset value plus an initial sales charge that ranges from 5.75% to 0.00% for equity funds, depending on the amount invested. The initial sales charge is deducted from the purchase amount before it is invested. A Class shares may be subject to a contingent deferred sales charge (CDSC). There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The prospectus contains information regarding reductions and waivers of sales charges for A
Class shares. The unified management fee for A Class shares is the same as for
Investor Class shares. A Class shares also are subject to a 0.25% annual Rule
12b-1 distribution and service fee.

(continued)

------
85

Share Class Information

B CLASS shares are sold primarily through employer-sponsored retirement plans through institutions such as investment advisors, banks, broker-dealers, and insurance companies. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% after the sixth year. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for B
Class shares is the same as for Investor Class shares. B Class shares also are subject to a 1.00% annual Rule 12b-1 distribution and service fee. B Class shares automatically convert to A Class shares (with lower expenses) eight years after their purchase date.

C CLASS shares are sold primarily through employer-sponsored retirement plans through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a CDSC of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for C
Class shares is the same as for Investor Class shares. C Class shares also are subject to a Rule 12b-1 distribution and service fee of 1.00%.

R CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. The unified management fee for R Class shares is the same as for Investor Class shares. R Class shares are subject to a 0.50% annual Rule
12b-1 distribution and service fee.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

------
86

Additional Information

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American
Century's website at americancentury.com and on the Securities and Exchange
Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling
1-800-345-2021.

------
87

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

The NASDAQ COMPOSITE INDEX is a market value-weighted index of all domestic and international common stocks listed on the Nasdaq stock market.

The RUSSELL 1000(reg.tm) INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 1000(reg.tm) GROWTH INDEX measures the performance of those Russell
1000 Index companies (the 1,000 largest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth rates.

The RUSSELL 2000(reg.tm) INDEX is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000(reg.tm) GROWTH INDEX measures the performance of those Russell
2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth rates.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

------
88

CONTACT US
AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

INVESTORS USING ADVISORS:
1-800-378-9878

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investments                             PRSRT STD
P.O. Box 419200                                      U.S. POSTAGE PAID
Kansas City, MO 64141-6200                      AMERICAN CENTURY COMPANIES

The American Century Investments logo, American Century  and American Century
Investments are service marks  of American Century Proprietary Holdings, Inc.

American Century Investment Services, Inc., Distributor
(c)2006 American Century Proprietary Holdings, Inc. All rights reserved.

0612
SH-ANN-52271S

AMERICAN CENTURY INVESTMENTS

Annual Report
October 31, 2006

[photo of winter scene]

New Opportunities Fund

[american century investments logo and text logo]

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
FOUNDER
AMERICAN CENTURY COMPANIES, INC.

/s/James E. Stowers III
James E. Stowers III
CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

We are pleased to provide you with the annual report for the American Century
New Opportunities Fund for the year ended October 31, 2006. We hope you find this information helpful in monitoring your investment. Another useful resource we offer is our website, americancentury.com, where we post quarterly portfolio commentaries, the views of senior investment officers and analysts, and other communications about investments, portfolio strategy, personal finance, and the markets.

In its most recent rankings, Dalbar -- which issues customer satisfaction ratings and rankings based on website functionality -- ranked
americancentury.com seventh out of the sites provided by the top 25 fund companies that it believes lead the industry in web-based technology. Our website earned an "Excellent" rating, Dalbar's highest designation.

For most of 2006, our website has linked visitors to information explaining our strategic collaboration with Lance Armstrong and the Lance Armstrong Foundation
(LAF). This campaign, featuring Lance, is designed to encourage investors to take a more active role in planning their financial futures and make every investment decision count. To learn more about the collaboration and the LAF, please visit americancentury.com or www.lanceface.com on the Web and click on the links to related sites.

With the approach of year end and the 2006 tax season, you can also find out more about December fund distributions and tax information via a link from our website. We've posted December distribution estimates for over 50 funds, answers to frequent distribution questions, and online descriptions of all of the tax information we provide to investors.

If you haven't visited americancentury.com yet, we encourage you to do so . . .
it's there to serve you. And so are we. As always, we deeply appreciate your commitment to American Century Investments.

Market Perspective  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
   One-Year Total Returns . . . . . . . . . . . . . . . . . . . . . . . . . 2

NEW OPPORTUNITIES

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Market Perspective

[photo of Mark Mallon]
BY MARK MALLON, CHIEF INVESTMENT OFFICER, AMERICAN CENTURY INVESTMENTS

ECONOMIC GROWTH SURGED, THEN MODERATED

Economic growth -- along with commodity prices, short-term interest rates, and inflation -- surged early in the 12-month period ended October 31, 2006. But growth and inflation moderated in the period's second half, which saw the
Federal Reserve end its two-year string of interest rate hikes.

After a hurricane-related slowdown in the fourth quarter of 2005, U.S. gross domestic product grew in the first quarter of 2006 at a 5.6% annualized pace, the highest level in more than two years. The Fed steadily raised short-term interest rates through June to keep inflation in check, including pressures from soaring commodity prices. The Fed finally snapped its string of rate hikes in
August 2006, leaving its target at 5.25%, a five-year high. By then, economic growth had slowed, dragged down in part by a cooling housing market.

BEST FISCAL-YEAR STOCK RETURNS SINCE 2003

The Fed's pause and expectations for lower interest rates and mild inflation going forward helped produce the best U.S. stock returns for a 12-month fiscal period ended October 31 since 2003. Market rallies beginning and ending the period offset a late-spring/early-summer selloff. Growth stocks flourished in the latter rally, but value stocks outperformed growth for the full reporting period. Likewise, though large-cap stocks gained ground late in the period, small-caps posted higher returns for the entire 12-month stretch.

In the first half of the 12-month period, investors celebrated a dip in crude oil prices and strong economic growth by pushing stock prices higher. The small-cap Russell 2000 Index led the way, surging 18.91%. Sentiment changed in early May, however, when the Fed made it clear that more interest rate hikes might be necessary to control inflation. Between April 30 and July 15, the S&P
500 fell 5.28%, and the Russell 2000 more than doubled that loss as investors desired larger, more stable companies.

The selloff ended in late July after Fed chairman Ben Bernanke predicted inflation would moderate. The Fed's subsequent rate pause in August and plunging energy prices allowed stocks to rebound nicely in the last three months of the reporting period.

ONE-YEAR TOTAL RETURNS
AS OF OCTOBER 31, 2006
--------------------------------------------------------------------------------
S&P 500 Index                                                16.34%
--------------------------------------------------------------------------------
Dow Jones Industrial Average                                 18.47%
--------------------------------------------------------------------------------
Nasdaq Composite Index                                       12.48%
--------------------------------------------------------------------------------

------
2

New Opportunities - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2006
                                          ----------------------
                                          AVERAGE ANNUAL RETURNS
-----------------------------------------------------------------------------
                                                        SINCE     INCEPTION
                                   1 YEAR   5 YEARS   INCEPTION      DATE
-----------------------------------------------------------------------------
NEW OPPORTUNITIES                  14.39%    6.05%        7.72%    12/26/96
-----------------------------------------------------------------------------
RUSSELL 2000 GROWTH INDEX(1)       17.07%    9.51%     4.74%(2)       --
-----------------------------------------------------------------------------

(1) Data provided by Lipper Inc. - A Reuters Company. (c) 2006 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete.  No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(2) Since 12/31/96, the date nearest the fund's inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

(continued)

------
3

New Opportunities - Performance

GROWTH OF $10,000 OVER LIFE OF FUND

$10,000 investment made December 26, 1996

ONE-YEAR RETURNS OVER LIFE OF FUND

Periods ended October 31
--------------------------------------------------------------------------------------------------------------
                     1997*      1998     1999     2000      2001      2002     2003    2004     2005     2006
--------------------------------------------------------------------------------------------------------------
New Opportunities    6.20%    -10.17%   92.03%   83.28%   -53.81%   -16.46%   26.18%   0.00%   11.26%   14.39%
--------------------------------------------------------------------------------------------------------------
Russell 2000
Growth Index        15.64%    -15.86%   29.28%   16.16%   -31.50%   -21.57%   46.56%   5.53%   10.91%   17.07%
--------------------------------------------------------------------------------------------------------------

*From 12/26/96, the fund's inception date. Index data from 12/31/96, the date nearest the fund's inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

New Opportunities - Portfolio Commentary

PORTFOLIO MANAGERS: HAROLD BRADLEY, STAFFORD SOUTHWICK, AND MATT FERRETTI

PERFORMANCE SUMMARY

New Opportunities advanced 14.39% during the 12 months ended October 31, 2006, compared with the 17.07% return of its small-cap growth benchmark, the Russell
2000 Growth Index.

As outlined in the Market Perspective on page 2, a pause in the Federal
Reserve's interest rate hikes and expectations for lower interest rates and mild inflation going forward helped New Opportunities post its highest fiscal-year return since 2003. Small-cap stocks outpaced large-cap stocks for the period, particularly in the first six months. The portfolio outperformed its benchmark during that time, as the directional trend in the market suited the portfolio's focus on share-price momentum and earnings growth acceleration.

In the second half of the period, though, the performance of large-cap stocks improved as economic growth slowed. Small-caps lagged, with the Russell 2000
Index falling 10.27% between May 1 and July 15. The portfolio struggled to adjust to this quick transition, especially as growth and momentum factors that fit our investment style fell out of favor late in the period.

The June-September time period was the most adverse for growth and momentum investment factors in 11 quarters. The fund typically does not generate excess returns during market cycles when growth and momentum factors rotate out of favor. Also, stock selection in the health care and technology sectors hurt relative performance.

Despite its recent underperformance, New Opportunities has returned an annual average of 7.72% since its December 26, 1996, inception, compared with 4.74% for its benchmark*.

MANAGEMENT CHANGES

In April 2006, Stafford Southwick, formerly an investment analyst on the New
Opportunities team, was named co-portfolio manager of the fund. On June 30,
2006, portfolio manager Tom Telford switched responsibilities, leaving New
Opportunities to co-manage another American Century mutual fund. Matt Ferretti, a four-year American Century veteran and investment analyst for New
Opportunities, succeeded Telford as co-manager of the portfolio.

MATERIALS ROLLED

New Opportunities took advantage of an upward trend in the materials sector early in the 12-month period, as that sector surged with commodity prices. For the full period, both an overweight

TOP TEN HOLDINGS
AS OF OCTOBER 31, 2006
-------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        10/31/06               4/30/06
--------------------------------------------------------------------------------
World Acceptance Corp.                    2.8%                   --
--------------------------------------------------------------------------------
Omnicell Inc.                             2.5%                   --
--------------------------------------------------------------------------------
Illumina, Inc.                            2.0%                   --
--------------------------------------------------------------------------------
Digital River Inc.                        2.0%                  0.9%
--------------------------------------------------------------------------------
OM Group, Inc.                            2.0%                   --
--------------------------------------------------------------------------------
RenaissanceRe
Holdings Ltd.                             1.8%                   --
--------------------------------------------------------------------------------
Watson Wyatt
Worldwide Inc.                            1.7%                  1.2%
--------------------------------------------------------------------------------
SonicWALL, Inc.                           1.7%                   --
--------------------------------------------------------------------------------
WellCare Health
Plans Inc.                                1.6%                   --
--------------------------------------------------------------------------------
Priceline.com Inc.                        1.6%                   --
--------------------------------------------------------------------------------

*Since 12/31/96, the date nearest the fund's inception for which data are
available.         (continued)

------
5

New Opportunities - Portfolio Commentary

position and sound security selection in that sector boosted the portfolio's relative performance considerably.

The materials sector contained the portfolio's largest average overweight position in the reporting period, Titanium Metals. For the second consecutive fiscal year, this maker of lightweight titanium materials for the aircraft industry topped the portfolio's list of leading individual stock performers, as its shares surged 149%. Two other companies in the sector, Zoltek and OM Group, also ranked among the portfolio's top five relative contributors.

TROUBLE IN HEALTH CARE, TECHNOLOGY

The bulk of New Opportunities' relative underperformance stemmed from our stock choices in health care and technology, including the portfolio's leading detractor, Quidel Corp. Quidel makes diagnostic test kits, including one for detecting the flu. Its share price plunged in late 2005, and we sold our stake in the company.

The portfolio also suffered from security selection in the industrials sector, primarily from a stake in GrafTech International, an Ohio-based maker of fuel cells. The company lost more than a third of its market value in one trading session in early February 2006, a month before it reported a significant decline in its fourth-quarter 2005 operating profit.

PORTFOLIO OBJECTIVE & EXPECTATIONS

New Opportunities seeks long-term growth and is designed to provide small-cap exposure to a diversified investment portfolio. The portfolio is best suited for investors who can tolerate high levels of share price fluctuation in exchange for compelling long-term return potential. To achieve our objective, we pursue an investment approach of 1) identifying small companies that appear to have accelerating earnings and revenue growth and 2) buying those companies when potential rewards appear greatest.

TOP FIVE INDUSTRIES
AS OF OCTOBER 31, 2006
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        10/31/06               4/30/06
--------------------------------------------------------------------------------
Internet Software
& Services                                7.8%                  2.3%
--------------------------------------------------------------------------------
Commercial Services
& Supplies                                6.1%                  5.3%
--------------------------------------------------------------------------------
Insurance                                 5.6%                   --
--------------------------------------------------------------------------------
Software                                  4.9%                  2.1%
--------------------------------------------------------------------------------
Semiconductors &
Semiconductor Equipment                   4.4%                  5.9%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                         % OF                  % OF
                                      NET ASSETS            NET ASSETS
                                         AS OF                 AS OF
                                       10/31/06               4/30/06
--------------------------------------------------------------------------------
Domestic
Common Stocks                            86.7%                 79.7%
--------------------------------------------------------------------------------
Foreign Common Stocks(1)                 12.3%                 17.5%
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                      99.0%                 97.2%
--------------------------------------------------------------------------------
Temporary Cash
Investments                               4.1%                  0.7%
--------------------------------------------------------------------------------
Other Assets
and Liabilities                         (3.1)%                  2.1%
--------------------------------------------------------------------------------
(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

-----
6

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2006 to October 31, 2006.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional
Class shares of the American Century Diversified Bond Fund, in an American
Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all
PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell
Education Savings Accounts and IRAs (including traditional, Roth, Rollover,
SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century
Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online.
If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

(continued)

------
7

Shareholder Fee Example (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-------------------------------------------------------------------------------
                                                     EXPENSES PAID
                      BEGINNING        ENDING       DURING PERIOD*   ANNUALIZED
                    ACCOUNT VALUE   ACCOUNT VALUE      5/1/06 -        EXPENSE
                       5/1/06         10/31/06         10/31/06        RATIO*
-------------------------------------------------------------------------------
NEW OPPORTUNITIES
SHAREHOLDER
FEE EXAMPLE
-------------------------------------------------------------------------------
Actual                 $1,000           $924.00          $7.27          1.50%
-------------------------------------------------------------------------------
Hypothetical           $1,000         $1,017.64          $7.63          1.50%
-------------------------------------------------------------------------------

*Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
8

New Opportunities - Schedule of Investments

OCTOBER 31, 2006

Shares                        ($ IN THOUSANDS)                           Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 99.0%

AEROSPACE & DEFENSE -- 1.1%
--------------------------------------------------------------------------------
  143,836    Orbital Sciences Corp.(1)                                 $  2,612
--------------------------------------------------------------------------------
AIRLINES - 1.9%
--------------------------------------------------------------------------------
   59,538    Copa Holdings SA Cl A                                        2,256
--------------------------------------------------------------------------------
  304,322    Frontier Airlines Holdings, Inc.(1)                          2,447
--------------------------------------------------------------------------------
                                                                          4,703
--------------------------------------------------------------------------------
AUTO COMPONENTS - 1.2%
--------------------------------------------------------------------------------
  133,813    LKQ Corporation(1)                                           3,096
--------------------------------------------------------------------------------
BIOTECHNOLOGY - 0.8%
--------------------------------------------------------------------------------
   41,144    Digene Corp.(1)                                              1,910
--------------------------------------------------------------------------------
CAPITAL MARKETS - 1.3%
--------------------------------------------------------------------------------
  169,693    Ares Capital Corp.                                           3,144
--------------------------------------------------------------------------------
CHEMICALS - 3.0%
--------------------------------------------------------------------------------
   85,471    OM Group, Inc.(1)                                            4,871
--------------------------------------------------------------------------------
   97,512    Zoltek Companies, Inc.(1)                                    2,445
--------------------------------------------------------------------------------
                                                                          7,316
--------------------------------------------------------------------------------
COMMERCIAL BANKS - 2.1%
--------------------------------------------------------------------------------
   57,570    Ameris Bancorp                                               1,607
--------------------------------------------------------------------------------
   97,946    Cascade Bancorp                                              3,571
--------------------------------------------------------------------------------
                                                                          5,178
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 6.1%
--------------------------------------------------------------------------------
   74,071    Homeserve plc ORD                                            2,514
--------------------------------------------------------------------------------
  125,025    Knoll Inc.                                                   2,475
--------------------------------------------------------------------------------
  137,713    Korn/Ferry International(1)                                  3,045
--------------------------------------------------------------------------------
   83,071    Mobile Mini Inc.(1)                                          2,672
--------------------------------------------------------------------------------
   96,015    Watson Wyatt Worldwide Inc.                                  4,336
--------------------------------------------------------------------------------
                                                                         15,042
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 2.6%
--------------------------------------------------------------------------------
  152,705    Oplink Communications Inc.(1)                                3,024
--------------------------------------------------------------------------------
   35,982    SafeNet Inc.(1)                                                770
--------------------------------------------------------------------------------
  305,786    Symmetricom Inc.(1)                                          2,590
--------------------------------------------------------------------------------
                                                                          6,384
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS - 1.2%
--------------------------------------------------------------------------------
  138,704    QLogic Corp.(1)                                              2,855
--------------------------------------------------------------------------------
CONSUMER FINANCE - 4.1%
--------------------------------------------------------------------------------
   46,771    First Marblehead Corp. (The)                                 3,155
--------------------------------------------------------------------------------
  138,786    World Acceptance Corp.(1)                                    6,938
--------------------------------------------------------------------------------
                                                                         10,093
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING - 2.1%
--------------------------------------------------------------------------------
  143,511    Myers Industries Inc.                                        2,600
--------------------------------------------------------------------------------
   65,959    Silgan Holdings Inc.                                         2,729
--------------------------------------------------------------------------------
                                                                          5,329
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                           Value
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES - 0.6%
--------------------------------------------------------------------------------
  103,963    Telecom Argentina SA ADR(1)                               $  1,570
--------------------------------------------------------------------------------
ELECTRIC UTILITIES - 1.4%
--------------------------------------------------------------------------------
  105,888    Great Plains Energy Inc.                                     3,446
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.7%
--------------------------------------------------------------------------------
   66,751    LSI Industries Inc.                                          1,198
--------------------------------------------------------------------------------
   51,233    Ultralife Batteries Inc.(1)                                    614
--------------------------------------------------------------------------------
                                                                          1,812
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.6%
--------------------------------------------------------------------------------
  393,639    Bell Microproducts Inc.(1)                                   2,653
--------------------------------------------------------------------------------
   55,265    Rogers Corp.(1)                                              3,867
--------------------------------------------------------------------------------
                                                                          6,520
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES - 1.3%
--------------------------------------------------------------------------------
  101,059    Acergy SA ADR(1)                                             1,834
--------------------------------------------------------------------------------
   44,555    Gulf Island Fabrication Inc.                                 1,311
--------------------------------------------------------------------------------
                                                                          3,145
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING - 1.0%
--------------------------------------------------------------------------------
  120,178    Spartan Stores, Inc.                                         2,485
--------------------------------------------------------------------------------
FOOD PRODUCTS - 1.3%
--------------------------------------------------------------------------------
   92,072    Corn Products International Inc.                             3,332
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES - 3.1%
--------------------------------------------------------------------------------
   47,449    China Medical
             Technologies Inc. ADR(1)                                     1,205
--------------------------------------------------------------------------------
   49,844    Cooper Companies, Inc. (The)                                 2,872
--------------------------------------------------------------------------------
   46,690    Cynosure Inc. Cl A(1)                                          859
--------------------------------------------------------------------------------
  184,818    I-Flow Corp.(1)                                              2,867
--------------------------------------------------------------------------------
                                                                          7,803
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES - 3.6%
--------------------------------------------------------------------------------
   84,151    Matria Healthcare Inc.(1)                                    2,373
--------------------------------------------------------------------------------
  199,146    Option Care Inc.                                             2,523
--------------------------------------------------------------------------------
   68,615    WellCare Health Plans Inc.(1)                                4,031
--------------------------------------------------------------------------------
                                                                          8,927
--------------------------------------------------------------------------------
HEALTH CARE TECHNOLOGY - 3.6%
--------------------------------------------------------------------------------
  120,951    Allscripts Healthcare
             Solutions Inc.(1)                                            2,853
--------------------------------------------------------------------------------
  329,611    Omnicell Inc.(1)                                             6,174
--------------------------------------------------------------------------------
                                                                          9,027
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 1.3%
--------------------------------------------------------------------------------
   63,201    Life Time Fitness Inc.(1)                                    3,257
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES - 1.4%
--------------------------------------------------------------------------------
  564,536    Syntax-Brillian Corp.(1)                                     3,585
--------------------------------------------------------------------------------
INSURANCE - 5.6%
--------------------------------------------------------------------------------
   92,893    IPC Holdings, Ltd.                                           2,791
--------------------------------------------------------------------------------
   57,499    Navigators Group Inc.(1)                                     2,706
--------------------------------------------------------------------------------
   65,918    Reinsurance Group of America                                 3,718
--------------------------------------------------------------------------------
   84,140    RenaissanceRe Holdings Ltd.                                  4,577
--------------------------------------------------------------------------------
                                                                         13,792
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
9

New Opportunities - Schedule of Investments

OCTOBER 31, 2006

Shares                        ($ IN THOUSANDS)                           Value
--------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL - 3.9%
--------------------------------------------------------------------------------
   70,909    Blue Nile Inc.(1)                                         $  2,709
--------------------------------------------------------------------------------
   99,951    Coldwater Creek Inc.(1)                                      3,048
--------------------------------------------------------------------------------
   97,001    Priceline.com Inc.(1)                                        3,908
--------------------------------------------------------------------------------
                                                                          9,665
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES - 7.8%
--------------------------------------------------------------------------------
  270,091    24/7 Real Media, Inc.(1)                                     2,674
--------------------------------------------------------------------------------
   85,538    Digital River Inc.(1)                                        4,949
--------------------------------------------------------------------------------
  234,913    Interwoven Inc.(1)                                           2,988
--------------------------------------------------------------------------------
  394,054    SonicWALL, Inc.(1)                                           4,138
--------------------------------------------------------------------------------
  157,941    ValueClick Inc.(1)                                           2,969
--------------------------------------------------------------------------------
  105,430    Vocus Inc.(1)                                                1,710
--------------------------------------------------------------------------------
                                                                         19,428
--------------------------------------------------------------------------------
IT SERVICES - 1.1%
--------------------------------------------------------------------------------
  111,709    Syntel Inc.                                                  2,798
--------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES - 2.0%
--------------------------------------------------------------------------------
  113,439    Illumina, Inc.(1)                                            4,987
--------------------------------------------------------------------------------
MACHINERY - 3.9%
--------------------------------------------------------------------------------
   81,227    CIRCOR International Inc.                                    2,678
--------------------------------------------------------------------------------
  277,166    Deutz AG ORD(1)                                              2,792
--------------------------------------------------------------------------------
   52,901    Manitowoc Co., Inc. (The)                                    2,904
--------------------------------------------------------------------------------
   95,765    TurboChef Technologies Inc.(1)                               1,187
--------------------------------------------------------------------------------
                                                                          9,561
--------------------------------------------------------------------------------
MARINE - 2.5%
--------------------------------------------------------------------------------
  194,037    Diana Shipping Inc.                                          2,901
--------------------------------------------------------------------------------
  184,885    Eagle Bulk Shipping Inc.                                     3,176
--------------------------------------------------------------------------------
                                                                          6,077
--------------------------------------------------------------------------------
MEDIA - 0.6%
--------------------------------------------------------------------------------
  109,736    Rentrak Corp.(1)                                             1,425
--------------------------------------------------------------------------------
METALS & MINING - 1.1%
--------------------------------------------------------------------------------
   44,555    RTI International Metals, Inc.(1)                            2,732
--------------------------------------------------------------------------------
PHARMACEUTICALS - 3.3%
--------------------------------------------------------------------------------
  200,905    Dr. Reddy's Laboratories Ltd. ADR                            3,375
--------------------------------------------------------------------------------
  140,981    Matrixx Initiatives Inc.(1)                                  3,089
--------------------------------------------------------------------------------
  218,947    Santarus Inc.(1)                                             1,684
--------------------------------------------------------------------------------
                                                                          8,148
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS - 1.6%
--------------------------------------------------------------------------------
  154,790    Highland Hospitality Corp.                                   2,139
--------------------------------------------------------------------------------
  104,708    JER Investors Trust Inc.                                     1,881
--------------------------------------------------------------------------------
                                                                          4,020
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.9%
--------------------------------------------------------------------------------
  151,515    IRSA Inversiones y
             Representaciones SA GDR(1)                                   2,177
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                           Value
--------------------------------------------------------------------------------

SEMICONDUCTORS &  SEMICONDUCTOR EQUIPMENT - 4.4%
--------------------------------------------------------------------------------
   38,153    NVE Corp.(1)                                              $  1,696
--------------------------------------------------------------------------------
  147,430    Rudolph Technologies Inc.(1)                                 2,604
--------------------------------------------------------------------------------
  154,439    Silicon Motion
             Technology Corp. ADR(1)                                      2,374
--------------------------------------------------------------------------------
   50,898    Standard Microsystems Corp.(1)                               1,569
--------------------------------------------------------------------------------
   77,186    Tessera Technologies Inc.(1)                                 2,694
--------------------------------------------------------------------------------
                                                                         10,937
--------------------------------------------------------------------------------
SOFTWARE - 4.9%
--------------------------------------------------------------------------------
  131,957    Altiris Inc.(1)                                              2,970
--------------------------------------------------------------------------------
   69,775    Hyperion Solutions Corp.(1)                                  2,610
--------------------------------------------------------------------------------
  181,548    i2 Technologies Inc.(1)                                      3,669
--------------------------------------------------------------------------------
  242,925    VASCO Data Security
             International, Inc.(1)                                       2,816
--------------------------------------------------------------------------------
                                                                         12,065
--------------------------------------------------------------------------------
SPECIALTY RETAIL - 2.3%
--------------------------------------------------------------------------------
  129,763    Cache Inc.(1)                                                2,783
--------------------------------------------------------------------------------
  480,761    Wet Seal, Inc. (The) Cl A(1)                                 3,000
--------------------------------------------------------------------------------
                                                                          5,783
--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS - 3.7%
--------------------------------------------------------------------------------
   51,088    Deckers Outdoor Corp.(1)                                     2,716
--------------------------------------------------------------------------------
  159,268    Maidenform Brands, Inc.(1)                                   3,528
--------------------------------------------------------------------------------
  238,041    Xerium Technologies, Inc.                                    2,947
--------------------------------------------------------------------------------
                                                                          9,191
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $215,317)                                                         245,357
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 4.1%

Repurchase Agreement, Morgan Stanley
Group, Inc. (collateralized by various
U.S. Treasury obligations, 6.375% - 8.125%,
11/15/16 - 8/15/27, valued at $10,352),
in a joint trading account at 5.23%,
dated 10/31/06, due 11/1/06
(Delivery value $10,101)
(Cost $10,100)                                                           10,100
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 103.1%
(Cost $225,417)                                                         255,457
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (3.1)%                                   (7,581)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                             $247,876
================================================================================

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

GDR = Global Depositary Receipt

ORD = Foreign Ordinary Share

(1) Non-income producing.

See Notes to Financial Statements.

------
10

Statement of Assets and Liabilities

OCTOBER 31, 2006
(AMOUNTS IN THOUSANDS EXCEPT PER-SHARE AMOUNTS)
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value (cost of $225,417)                     $255,457
--------------------------------------------------------------------
Cash                                                                         15
--------------------------------------------------------------------
Receivable for investments sold                                           8,169
--------------------------------------------------------------------
Dividends and interest receivable                                           109
--------------------------------------------------------------------------------
                                                                        263,750
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable for investments purchased                                        15,560
--------------------------------------------------------------------
Accrued management fees                                                     314
--------------------------------------------------------------------------------
                                                                         15,874
--------------------------------------------------------------------------------

NET ASSETS                                                             $247,876
================================================================================
CAPITAL SHARES, $0.01 PAR VALUE
--------------------------------------------------------------------
Authorized                                                              300,000
================================================================================
Outstanding                                                              38,505
================================================================================

NET ASSET VALUE PER SHARE                                                 $6.44
================================================================================
NET ASSETS CONSIST OF:
--------------------------------------------------------------------
Capital (par value and paid-in surplus)                                $338,159
--------------------------------------------------------------------
Accumulated net realized loss on investment
and foreign currency transactions                                      (120,323)
--------------------------------------------------------------------
Net unrealized appreciation on
investments and translation of assets
and liabilities in foreign currencies                                    30,040
--------------------------------------------------------------------------------
                                                                       $247,876
================================================================================

See Notes to Financial Statements.

------
11

Statement of Operations

YEAR ENDED OCTOBER 31, 2006
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
--------------------------------------------------------------------------------
INCOME:
--------------------------------------------------------------------
Dividends                                                               $ 1,542
--------------------------------------------------------------------
Interest                                                                    157
--------------------------------------------------------------------------------
                                                                          1,699
--------------------------------------------------------------------------------
EXPENSES:
--------------------------------------------------------------------
Management fees                                                           3,863
--------------------------------------------------------------------
Directors' fees and expenses                                                  4
--------------------------------------------------------------------
Other expenses                                                                8
--------------------------------------------------------------------------------
                                                                          3,875
--------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                                             (2,176)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------
Net realized gain (loss) on investment
and foreign currency transactions                                        35,957
--------------------------------------------------------------------
Change in net unrealized
appreciation (depreciation) on
investments and translation of
assets liabilities in foreign currencies                                   (894)
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                                  35,063
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN
NET ASSETS RESULTING FROM OPERATIONS                                    $32,887
================================================================================

See Notes to Financial Statements.

------
12

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2006 AND OCTOBER 31, 2005
(AMOUNTS IN THOUSANDS)

--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                            2006         2005
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income (loss)                             $  (2,176)   $  (2,518)
---------------------------------------------------------
Net realized gain (loss)                                    35,957       29,887
---------------------------------------------------------
Change in net unrealized
appreciation (depreciation)                                   (894)         120
--------------------------------------------------------------------------------
Net increase (decrease) in
net assets resulting from operations                        32,887       27,489
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Proceeds from shares sold                                   25,292       12,549
---------------------------------------------------------
Payments for shares redeemed(1)                            (50,767)     (73,129)
--------------------------------------------------------------------------------
Net increase (decrease) in
net assets from capital share transactions                 (25,475)     (60,580)
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                        7,412      (33,091)
--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                        240,464      273,555
--------------------------------------------------------------------------------
End of period                                             $247,876     $240,464
================================================================================
TRANSACTIONS IN SHARES OF THE FUND
--------------------------------------------------------------------------------
Sold                                                         3,875        2,284
---------------------------------------------------------
Redeemed                                                    (8,088)     (13,618)
--------------------------------------------------------------------------------
Net increase (decrease) in shares of the fund               (4,213)     (11,334)
================================================================================

(1) Net of redemption fees of $62 and $10, respectively.

See Notes to Financial Statements.

------
13

Notes to Financial Statements

OCTOBER 31, 2006 (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. New Opportunities Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the
1940 Act. The fund's investment objective is to seek long-term capital growth.
The fund pursues its objective by investing primarily in common stocks of smaller-sized companies that management believes will increase in value over time. The following is a summary of the fund's significant accounting policies.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York
Stock Exchange (the Exchange) is open and may also take place on days when the
Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of Directors or its designee if such fair value determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to fair value a security such as: a security has been declared in default;
trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with

(continued)

------
14

Notes to Financial Statements

OCTOBER 31, 2006 (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

other registered investment companies having management agreements with ACIM or American Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by
U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

REDEMPTION -- The fund may impose a 2% redemption fee on shares held less than
180 days. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The
Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy (strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy.

Effective August 1, 2006, the fund modified its management fee schedule, resulting in lower fee rates and breakpoints. There was no significant impact on the effective annual management fee for the year ended October 31, 2006 resulting from this change.

Effective August 1, 2006, the annual management fee schedule for the fund is as follows:

-----------------------------------------------------
                                   INVESTOR CLASS
-----------------------------------------------------
STRATEGY ASSETS
-----------------------------------------------------
First $250 million                    1.50%
-----------------------------------------------------
Next $250 million                     1.25%
-----------------------------------------------------
Next $250 million                     1.15%
-----------------------------------------------------
Over $750 million                     1.10%
-----------------------------------------------------

(continued)

------
15

Notes to Financial Statements

OCTOBER 31, 2006 (AMOUNTS IN THOUSANDS)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

The effective annual management fee for the fund for the year ended October 31,
2006 was 1.50%.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, American Century Investment
Services, Inc., and the corporation's transfer agent, American Century Services,
LLC.

The fund has a bank line of credit agreement with JPMorgan Chase Bank (JPMCB).
JPMCB is a custodian of the fund and a wholly owned subsidiary of JPMorgan Chase
& Co. (JPM). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2006, were $763,464 and $788,284, respectively.

4. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a $500 million unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions.
Borrowings under the agreement bear interest at the Federal Funds rate plus
0.50%. The fund did not borrow from the line during the year ended October 31,
2006.

5. RISK FACTORS

The fund concentrates its investments in common stocks of small companies.
Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

6. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the fund during the years ended October 31, 2006 and
October 31, 2005.

As of October 31, 2006, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

--------------------------------------------------------------------------------
Federal tax cost of investments                                     $ 225,450
================================================================================
Gross tax appreciation of investments                               $  31,216
-----------------------------------------------------------------
Gross tax depreciation of investments                                  (1,209)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation) of investments                  $  30,007
================================================================================
Undistributed ordinary income                                              --
-----------------------------------------------------------------
Accumulated capital losses                                          $(120,290)
--------------------------------------------------------------------------------

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales and return of capital dividends.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers of $82,591 and $37,699 expire in 2009 through 2010, respectively.

(continued)

------
16

Notes to Financial Statements

OCTOBER 31, 2006 (AMOUNTS IN THOUSANDS)

7. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued
Statement of Financial Accounting Standards No. 157, "Fair Value Measurements"
(FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS 157.

------
17

New Opportunities - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31
--------------------------------------------------------------------------------
                               2006       2005       2004       2003      2002
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period           $5.63      $5.06      $5.06      $4.01     $4.80
--------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------
  Net Investment
  Income (Loss)               (0.06)     (0.06)     (0.06)     (0.04)    (0.05)
-------------------------
  Net Realized and
  Unrealized Gain (Loss)       0.87       0.63       0.06       1.09     (0.74)
--------------------------------------------------------------------------------
  Total From
  Investment Operations        0.81       0.57         --       1.05     (0.79)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period                 $6.44      $5.63      $5.06      $5.06     $4.01
================================================================================
  TOTAL RETURN(1)             14.39%     11.26%      0.00%     26.18%   (16.46)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to
Average Net Assets             1.50%      1.50%      1.49%      1.50%      1.50%
-------------------------
Ratio of Net Investment
Income (Loss) to
Average Net Assets           (0.84)%    (0.98)%    (1.04)%    (0.98)%    (1.02)%
-------------------------
Portfolio Turnover Rate         298%       260%       269%       217%       175%
-------------------------
Net Assets, End of Period
(in thousands)              $247,876   $240,464   $273,555   $318,226   $297,180
--------------------------------------------------------------------------------

(1) Total return assumes reinvestment of net investment income and capital gains distributions, if any.

See Notes to Financial Statements.

------
18

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of New Opportunities Fund, (the "Fund"), one of the
mutual funds comprising American Century Mutual Funds, Inc., as of October 31,
2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New
Opportunities Fund as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 14, 2006

------
19

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century Investment Management, Inc. (ACIM); the fund's principal underwriter, American Century Investment Services, Inc. (ACIS); and
the fund's transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly owned subsidiaries, including
ACIM, ACIS, and ACS. The directors serve in this capacity for seven registered investment companies in the American Century family of funds.

All persons named as officers of the fund also serve in a similar capacity for the other 14 investment companies advised by ACIM or American Century Global
Investment Management, Inc. (ACGIM), unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

--------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1940

POSITION(S) HELD WITH FUND: Director

FIRST YEAR OF SERVICE: 1980

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Formerly Chief Executive
Officer/Treasurer, Associated Bearings Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, Ph.D., 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1945

POSITION(S) HELD WITH FUND: Director

FIRST YEAR OF SERVICE: 1997

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
D.D. (DEL) HOCK, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1935

POSITION(S) HELD WITH FUND: Director

FIRST YEAR OF SERVICE: 1996

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc
--------------------------------------------------------------------------------

(continued)

------
20

Management

--------------------------------------------------------------------------------
INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1942

POSITION(S) HELD WITH FUND: Advisory Board Member

FIRST YEAR OF SERVICE: 2006

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Principal, Plaza Belmont LLC; Chief
Financial Officer, Plaza Belmont LLC (September 1999 to July 2006)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Saia, Inc. and Entertainment
Properties Trust
--------------------------------------------------------------------------------
DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1937

POSITION(S) HELD WITH FUND: Director, Chairman of the Board

FIRST YEAR OF SERVICE: 1995

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Retired Chairman of the Board, Butler Manufacturing Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1943

POSITION(S) HELD WITH FUND: Director

FIRST YEAR OF SERVICE: 2000

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer
and Founder, Sayers40, Inc., a technology products and service provider

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Triad Hospitals, Inc.
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1945

POSITION(S) HELD WITH FUND: Director

FIRST YEAR OF SERVICE: 1994

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1961

POSITION(S) HELD WITH FUND: Director

FIRST YEAR OF SERVICE: 2001

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company (1992 to December 2005)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR.(1), 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1924

POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman

FIRST YEAR OF SERVICE: 1958

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Director and Controlling
Shareholder, ACC; Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III(1), 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1959

POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman

FIRST YEAR OF SERVICE: 1990

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, ACC (January 2005 to
present); Co-Chairman, ACC (September 2000 to December 2004); Chairman, ACS and
other ACC subsidiaries (April 2005 to September 2006); Director, ACC, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1) James E. Stowers, Jr. is the father of James E. Stowers III.

(continued)

------
21

Management

--------------------------------------------------------------------------------
OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1955

POSITION(S) HELD WITH FUND: President

FIRST YEAR OF SERVICE: 2000

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC
(September 2000 to present); President, ACC (June 1997 to present); Also serves as: Chairman, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; Chief Executive
Officer, ACIM, ACGIM, ACIS and other ACC subsidiaries (October 2000 to October
2006); President, ACIM, ACGIM and other ACC subsidiaries (September 2002 to
September 2006); Executive Vice President, ACS (January 2005 to September 2006);
Director, ACC, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
JONATHAN THOMAS, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1963

POSITION(S) HELD WITH FUND: Executive Vice President

FIRST YEAR OF SERVICE: 2005

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(February 2006 to present); Executive Vice President, ACC (November 2005 to present); Also serves as: President and Chief Executive Officer, ACS;  Chief
Financial Officer and Chief Accounting Officer, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; Managing Director, Morgan Stanley (March 2000 to November
2005)
--------------------------------------------------------------------------------
MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1956

POSITION(S) HELD WITH FUND: Chief Compliance Officer and Senior Vice President

FIRST YEAR OF SERVICE: 2000

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006); Also serves as: Senior Vice President, ACS
--------------------------------------------------------------------------------

DAVID C. TUCKER, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1958

POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel

FIRST YEAR OF SERVICE: 2000

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (February 2001
to present); General Counsel, ACC (June 1998 to present); Also serves as: Senior
Vice President and General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1966

POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer

FIRST YEAR OF SERVICE: 1997

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present); Controller, various American Century funds (June 1997 to September
2006)
--------------------------------------------------------------------------------
C. JEAN WADE, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1964

POSITION(S) HELD WITH FUNDS: Controller

FIRST YEAR OF SERVICE: 2006

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present)
--------------------------------------------------------------------------------
JON ZINDEL, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1967

POSITION(S) HELD WITH FUND: Tax Officer

FIRST YEAR OF SERVICE: 1997

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACC (August
2006 to present); Vice President, ACC and certain ACC subsidiaries (October 2001 to August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006);
Also serves as: Senior Vice President, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

------
22

Approval of Management Agreement for New Opportunties

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the "15(c)
Providers") concerning New Opportunities (the "fund") and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund under the management agreement;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the fund to the cost of owning a similar fund;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the fund's board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. The board also had the benefit of

(continued)

------
23

Approval of Management Agreement for New Opportunties

the advice of its independent counsel throughout the period.

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors' decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity.
In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies.
In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund. The

(continued)

------
24

Approval of Management Agreement for New Opportunties

Directors also review detailed performance information during the 15(c) Process comparing the fund's performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The fund's performance for the one year period was above the median for its peer group and below the median for the three year period during the past year. The board discussed the fund's performance with the advisor and was satisfied with the efforts being undertaken by the advisor.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices and that the advisor was not implicated in the industry scandals of 2003 and 2004.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and

(continued)

------
25

Approval of Management Agreement for New Opportunties

expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, the expenses incurred by the advisor in providing various functions to the fund, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group.
The unified fee charged to shareholders of the fund was above the median of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and

(continued)

------
26

Approval of Management Agreement for New Opportunties

it generally does not use the fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The
Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, assisted by the advice of legal counsel independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor, negotiated changes to the breakpoint schedule used to calculate the fund's management fee.
These changes were proposed by the Directors based on their review of the competitive changes in the mutual fund marketplace and their review of financial information provided by the advisor. The new schedule, effective August 1, 2006, contains lower management fees at certain asset levels than under the existing structure. Following these negotiations with the advisor, the independent directors concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

------
27

Additional Information

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American
Century's website at americancentury.com and on the Securities and Exchange
Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

------
28

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

The NASDAQ COMPOSITE INDEX is a market value-weighted index of all domestic and international common stocks listed on the Nasdaq stock market.

The RUSSELL 2000(reg.tm) INDEX is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000(reg.tm) GROWTH INDEX measures the performance of those Russell
2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth rates.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

------
29

Notes

------
30

Notes

------
31

Notes

------
32

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investments
P.O. Box 419200
Kansas City, MO 64141-6200

                                   PRSRT STD
                               U.S. POSTAGE PAID
                                AMERICAN CENTURY
                                   COMPANIES

The American Century Investments logo, American Century
and American Century Investments are service marks
of American Century Proprietary Holdings, Inc.

American Century Investment Services, Inc., Distributor
(c)2006 American Century Proprietary Holdings, Inc. All rights reserved.

0612
SH-ANN-52275S

[front cover]

AMERICAN CENTURY INVESTMENTS
Annual Report

October 31, 2006

[photo of winter scene]

Balanced Fund

                               [american century investments logo and text logo]

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

      /s/James E. Stowers, Jr.
      James E. Stowers, Jr.
      FOUNDER
      AMERICAN CENTURY COMPANIES, INC.

      /s/James E. Stowers III
      James E. Stowers III
      CHAIRMAN OF THE BOARD
      AMERICAN CENTURY COMPANIES, INC.

We are pleased to provide you with the annual report for the American Century
Balanced Fund for the year ended October 31, 2006. We hope you find this information helpful in monitoring your investment. Another useful resource we offer is our website, americancentury.com, where we post quarterly portfolio commentaries, the views of senior investment officers and analysts, and other communications about investments, portfolio strategy, personal finance, and the markets.

In its most recent rankings, Dalbar--which issues customer satisfaction ratings and rankings based on website functionality--ranked americancentury.com seventh out of the sites provided by the top 25 fund companies that it believes lead the industry in web-based technology. Our website earned an "Excellent" rating,
Dalbar's highest designation.

For most of 2006, our website has linked visitors to information explaining our strategic collaboration with Lance Armstrong and the Lance Armstrong Foundation
(LAF). This campaign, featuring Lance, is designed to encourage investors to take a more active role in planning their financial futures and make every investment decision count. To learn more about the collaboration and the LAF, please visit americancentury.com or www.lanceface.com on the Web and click on the links to related sites.

With the approach of year end and the 2006 tax season, you can also find out more about December fund distributions and tax information via a link from our website. We've posted December distribution estimates for over 50 funds, answers to frequent distribution questions, and online descriptions of all of the tax information we provide to investors.

If you haven't visited americancentury.com yet, we encourage you to do so . . .
it's there to serve you. And so are we. As always, we deeply appreciate your commitment to American Century Investments.

Market Perspective                                                             2
   U.S. Market Returns . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

BALANCED

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Market Perspective

[photo of Mark Mallon]

BY MARK MALLON, CHIEF INVESTMENT OFFICER, AMERICAN CENTURY INVESTMENTS

ECONOMIC GROWTH SURGED, THEN MODERATED

Economic growth--along with commodity prices, short-term interest rates, and inflation--surged early in the 12-month period ended October 31, 2006. But growth and inflation moderated in the period's second half, which saw the
Federal Reserve (the Fed) end its two-year string of interest rate hikes.

After a hurricane-related slowdown in the fourth quarter of 2005, U.S. gross domestic product grew in the first quarter of 2006 at a 5.6% annualized pace, the highest level in more than two years. The Fed steadily raised short-term interest rates through June to keep inflation in check, including pressures from soaring commodity prices. The Fed finally snapped its string of rate hikes in
August 2006, leaving its target at 5.25%, a five-year high. By then, economic growth had slowed, dragged down in part by a cooling housing market.

BEST FISCAL-YEAR STOCK RETURNS SINCE 2003

The Fed's pause and expectations for lower interest rates and mild inflation going forward helped produce the best U.S. stock returns for a 12-month fiscal period ended October 31 since 2003. Market rallies beginning and ending the period offset a late-spring/early-summer selloff. Growth stocks flourished in the latter rally, but value stocks outperformed growth for the full reporting period. Likewise, though large-cap stocks gained ground late in the period, small-caps posted higher returns for the entire 12-month stretch.

In the first half of the 12-month period, investors celebrated a dip in crude oil prices and strong economic growth by pushing stock prices higher. The small-cap Russell 2000 Index led the way, surging 18.91%. Sentiment changed in early May, however, when the Fed made it clear that more interest rate hikes might be necessary to control inflation. Between April 30 and July 15, the S&P
500 fell 5.28%, and the Russell 2000 more than doubled that loss as investors desired larger, more stable companies.

The selloff ended in late July after Fed chairman Ben Bernanke predicted inflation would moderate. The Fed's subsequent rate pause in August and plunging energy prices allowed stocks to rebound nicely in the last three months of the reporting period.

U.S. MARKET RETURNS
For the 12 months ended October 31, 2006
--------------------------------------------------------------------------------
STOCK INDICES
--------------------------------------------------------------------------------
S&P 500                                                      16.34%
--------------------------------------------------------------------------------
Dow Jones Industrial Average                                 18.47%
--------------------------------------------------------------------------------
Nasdaq Composite                                             12.48%
--------------------------------------------------------------------------------
LEHMAN BROTHERS BOND INDICES
--------------------------------------------------------------------------------
Aggregate (multi-sector, combined)                            5.19%
--------------------------------------------------------------------------------
Fixed-Rate Mortgage-Backed                                    5.68%
--------------------------------------------------------------------------------
Treasury                                                      4.43%
--------------------------------------------------------------------------------
Corporate (investment-grade)                                  5.40%
--------------------------------------------------------------------------------
Agency                                                        4.93%
--------------------------------------------------------------------------------

------
2

Balanced - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2006
                                   --------------------------------
                                        AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                            SINCE      INCEPTION
                        1 YEAR     5 YEARS    10 YEARS    INCEPTION       DATE
--------------------------------------------------------------------------------
INVESTOR CLASS          11.04%      6.82%       6.62%      9.07%       10/20/88
--------------------------------------------------------------------------------
NEW BLENDED INDEX(1)    11.83%      6.44%       8.03%     10.28%(2)       --
--------------------------------------------------------------------------------
OLD BLENDED INDEX       11.80%      6.42%       8.02%     10.26%(2)       --
--------------------------------------------------------------------------------
S&P 500 INDEX(3)        16.34%      7.26%       8.64%     11.73%(2)       --
--------------------------------------------------------------------------------
CITIGROUP US BROAD
INVESTMENT-GRADE
BOND INDEX(1)            5.24%      4.57%       6.28%      7.52%(2)       --
--------------------------------------------------------------------------------
LEHMAN BROTHERS U.S.
AGGREGATE INDEX(3)       5.19%      4.51%       6.26%      7.48%(2)       --
--------------------------------------------------------------------------------
Institutional Class     11.26%      7.04%         --       3.53%        5/1/00
--------------------------------------------------------------------------------
Advisor Class           10.71%      6.56%         --       6.23%        1/6/97
--------------------------------------------------------------------------------

(1) In September of 2006, the fund's blended index changed. The old blended index was represented by 60% of the S&P 500 Index and the remaining 40% was represented by the Lehman Brothers U.S. Aggregate Index. The new blended index is represented by 60% of the S&P 500 Index and the remaining 40% is represented by the Citigroup US Broad Investment-Grade Bond Index. The
    fund's investment advisor believes this index better represents the fund's portfolio composition.

(2) Since 10/31/88, the date nearest the Investor Class's inception for which data are available.

(3) Data provided by Lipper Inc. - A Reuters Company. (c)2006 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

                                                                    (continued)

------
3

Balanced - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made October 31, 1996

ONE-YEAR RETURNS OVER 10 YEARS
Periods ended October 31
---------------------------------------------------------------------------------------------------------
                   1997     1998     1999     2000     2001     2002     2003     2004     2005     2006
---------------------------------------------------------------------------------------------------------
Investor Class    16.34%   10.46%   12.03%    5.90%  -10.46%   -6.80%   15.92%    8.46%    6.89%   11.04%
---------------------------------------------------------------------------------------------------------
New blended
index             22.57%   17.47%   15.17%    6.84%  -10.54%   -6.64%   14.57%    7.99%    5.78%   11.83%
---------------------------------------------------------------------------------------------------------
Old blended
index             22.60%   17.45%   15.19%    6.85%  -10.56%   -6.59%   14.53%    7.92%    5.74%   11.80%
---------------------------------------------------------------------------------------------------------
S&P 500 Index     32.11%   21.99%   25.67%    6.09%  -24.90%  -15.11%   20.80%    9.42%    8.72%   16.34%
---------------------------------------------------------------------------------------------------------
Citigroup
US Broad
Investment-Grade
Bond Index         8.82%    9.40%    0.49%    7.28%   14.61%    5.75%    4.99%    5.70%    1.24%    5.24%
---------------------------------------------------------------------------------------------------------
Lehman Brothers
U.S. Aggregate
Index              8.89%    9.34%    0.53%    7.30%   14.56%    5.89%    4.90%    5.53%    1.13%    5.19%
---------------------------------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
4

Balanced - Portfolio Commentary

EQUITY PORTFOLIO MANAGERS: BILL MARTIN, TOM VAIANA, FEI ZOU

FIXED-INCOME PORTFOLIO MANAGERS: DAVE MACEWEN, BOB GAHAGAN, JIM KEEGAN, JEFF
HOUSTON, HANDO AGUILAR, BRIAN HOWELL, JOHN WALSH, DAN SHIFFMAN

PERFORMANCE SUMMARY

Balanced returned 11.04%* for the 12 months ended October 31, 2006. By comparison, its new and old benchmarks (blended indices of 60% S&P 500 Index for both, and 40% Citigroup US Broad Investment-Grade Bond Index (BIG) for the new
benchmark and 40% Lehman Brothers U.S. Aggregate Index for the old) rose 11.83%
and 11.80%, respectively. We believe the new benchmark better represents the portfolio's composition.

Strong stock market returns--resulting from a pause in the Federal Reserve's interest rate hikes and expectations for lower interest rates and mild inflation going forward--were the main driver behind the fund's and the benchmarks'
absolute gains. Relative investment returns between the portfolio and its benchmarks were similar; the fund's results reflected operating expenses, while the benchmark returns did not.

EQUITY PERFORMANCE & POSITIONING

Net of operating expenses, Balanced's equity portfolio returned approximately
16% for the reporting period, compared with 16.34% for the S&P 500 (index returns are not reduced by expenses). Chief contributors to portfolio performance compared with the index included overweight positions in steel manufacturer Nucor Corp. (up 103%), engine-maker Cummins Inc. (up 51%), and health insurance provider Humana Inc. (up 35%). The biggest detractors from relative performance included overweight positions in poultry products producer
Pilgrim's Pride (down 18%) and managed health care organization Sierra Health
Services (down 9%).

FIXED-INCOME PERFORMANCE & POSITIONING

Net of operating expenses, Balanced's fixed-income portfolio returned approximately 4.7% for the reporting period, compared with 5.2% for the Lehman

BALANCED'S TOP TEN STOCK HOLDINGS
AS OF OCTOBER 31, 2006
--------------------------------------------------------------------------------
                                         % OF EQUITY            % OF S&P
                                          HOLDINGS              500 INDEX
--------------------------------------------------------------------------------
Exxon Mobil Corp.                           5.0%                  3.4%
--------------------------------------------------------------------------------
Citigroup Inc.                              3.5%                  2.0%
--------------------------------------------------------------------------------
International Business
Machines Corp.                              2.8%                  1.1%
--------------------------------------------------------------------------------
JPMorgan Chase & Co.                        2.8%                  1.3%
--------------------------------------------------------------------------------
Bank of America Corp.                       2.6%                  2.0%
--------------------------------------------------------------------------------
Hewlett-Packard Co.                         2.6%                  0.9%
--------------------------------------------------------------------------------
Merck & Co., Inc.                           2.4%                  0.8%
--------------------------------------------------------------------------------
Amgen Inc.                                  2.2%                  0.7%
--------------------------------------------------------------------------------
Goldman Sachs Group,
Inc. (The)                                  2.1%                  0.7%
--------------------------------------------------------------------------------
Chevron Corp.                               2.0%                  1.2%
--------------------------------------------------------------------------------

BALANCED'S TOP FIVE STOCK INDUSTRIES
AS OF OCTOBER 31, 2006
--------------------------------------------------------------------------------
                                         % OF EQUITY            % OF S&P
                                          HOLDINGS              500 INDEX
--------------------------------------------------------------------------------
Oil, Gas &
Consumable Fuels                           11.1%                  7.8%
--------------------------------------------------------------------------------
Diversified Financial
Services                                   10.3%                  5.8%
--------------------------------------------------------------------------------
Health Care
Providers & Services                        6.6%                  2.6%
--------------------------------------------------------------------------------
Capital Markets                             6.3%                  3.8%
--------------------------------------------------------------------------------
IT Services                                 5.0%                  2.1%
--------------------------------------------------------------------------------

*All fund returns referenced in this commentary are for Investor Class shares.

                                                                    (continued)

------
5

Balanced - Portfolio Commentary

Aggregate and Citigroup BIG (index returns are not reduced by expenses). The returns of the portfolio and these indices are typically generated by mortgage-backed securities (MBS), commercial MBS (CMBS), asset-backed securities
(ABS, backed by payments from credit card debt, auto loans, and home-equity lines of credit), high- and medium-grade corporate bonds, and U.S. government securities, including Treasurys and government agency bonds.

During the period, longer-duration positions were rewarded. When bonds rallied in the third quarter of 2006, the bond portfolio's duration was slightly longer than neutral, giving performance a boost. Our strategy to overweight "spread"
products (non-Treasury securities such as corporates, MBS, ABS, and CMBS) also benefited the fund since these sectors outperformed Treasurys during the reporting period.

PORTFOLIO OBJECTIVES & EXPECTATIONS

Balanced seeks long-term capital growth and current income by investing in diversified U.S. stock and bond portfolios, with an approximately 60/40 stock/bond mix. The equity portfolio's objective is to surpass the S&P 500 without taking on significant additional risk. We use a two-step approach for stock selection and portfolio construction, relying on computer models as key decision-making tools. The fixed-income portfolio is also index-oriented, providing a broad, roughly market capitalization-based mix of income-producing investment-grade debt securities. We use an active, multi-step process that seeks to identify the best relative value among bond sectors. We then apply appropriate yield curve/ duration positioning, security selection, and portfolio construction.

Balanced is designed to serve as a core holding for investors seeking
"ready-made" stock/bond diversification. It's also for investors seeking long-term growth with less volatility than pure growth-stock portfolios. The bond portfolio is designed to help cushion and offset the stock portfolio's performance swings while providing income; meanwhile the stock portfolio provides long-term growth potential, which is important to investors who wish to guard against inflation.

KEY FIXED-INCOME PORTFOLIO STATISTICS
--------------------------------------------------------------------------------
                                            AS OF                 AS OF
                                          10/31/06               4/30/06
--------------------------------------------------------------------------------
Weighted Average
Maturity                                  5.4 years             6.4 years
--------------------------------------------------------------------------------
Average Duration
(Effective)                               4.6 years             4.7 years
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO*
--------------------------------------------------------------------------------
                                          % OF FUND             % OF FUND
                                         INVESTMENTS           INVESTMENTS
                                            AS OF                 AS OF
                                          10/31/06               4/30/06
--------------------------------------------------------------------------------
Common Stocks                               52.9%                 51.2%
--------------------------------------------------------------------------------
Mortgage- & Asset-
Backed Securities                           20.6%                 19.0%
--------------------------------------------------------------------------------
Corporate Bonds                              6.3%                  6.7%
--------------------------------------------------------------------------------
U.S. Government
Agency Securities                            6.2%                  6.5%
--------------------------------------------------------------------------------
U.S. Treasury Securities                     4.6%                  3.6%
--------------------------------------------------------------------------------
Other                                        0.9%                  0.3%
--------------------------------------------------------------------------------
Temporary Cash
Investments                                  2.1%                  1.7%
--------------------------------------------------------------------------------
Collateral Received for
Securities Lending                           6.4%                 11.0%
--------------------------------------------------------------------------------
*See Schedule of Investments for a presentation of the types of investments in the portfolio based on net assets.

------
6

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2006 to October 31, 2006.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional
Class shares of the American Century Diversified Bond Fund, in an American
Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all
PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell
Education Savings Accounts and IRAs (including traditional, Roth, Rollover,
SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century
Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online.
If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                    (continued)

------
7

Shareholder Fee Example (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                                      EXPENSES PAID
                      BEGINNING         ENDING       DURING PERIOD*   ANNUALIZED
                     ACCOUNT VALUE   ACCOUNT VALUE      5/1/06 -        EXPENSE
                        5/1/06         10/31/06         10/31/06        RATIO*
--------------------------------------------------------------------------------
BALANCED SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
Investor Class          $1,000         $1,047.60         $4.64          0.90%
--------------------------------------------------------------------------------
Institutional Class     $1,000         $1,049.30         $3.62          0.70%
--------------------------------------------------------------------------------
Advisor Class           $1,000         $1,046.40         $5.93          1.15%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
Investor Class          $1,000         $1,020.67         $4.58          0.90%
--------------------------------------------------------------------------------
Institutional Class     $1,000         $1,021.68         $3.57          0.70%
--------------------------------------------------------------------------------
Advisor Class           $1,000         $1,019.41         $5.85          1.15%
--------------------------------------------------------------------------------
*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
8

Balanced - Schedule of Investments

OCTOBER 31, 2006

Shares                          ($ IN THOUSANDS)                        Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 60.1%

AEROSPACE & DEFENSE -- 1.2%
--------------------------------------------------------------------------------
            8,571  Boeing Co.                                          $    684
--------------------------------------------------------------------------------
           79,011  Lockheed Martin Corp.                                  6,869
--------------------------------------------------------------------------------
                                                                          7,553
--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS -- 0.3%
--------------------------------------------------------------------------------
            3,554  FedEx Corporation                                        407
--------------------------------------------------------------------------------
           19,638  United Parcel Service, Inc. Cl B                       1,480
--------------------------------------------------------------------------------
                                                                          1,887
--------------------------------------------------------------------------------
AIRLINES(1)
--------------------------------------------------------------------------------
           17,232  Southwest Airlines Co.                                   259
--------------------------------------------------------------------------------
AUTO COMPONENTS(1)
--------------------------------------------------------------------------------
           10,394  ArvinMeritor Inc.                                        156
--------------------------------------------------------------------------------
AUTOMOBILES -- 0.5%
--------------------------------------------------------------------------------
           49,727  Harley-Davidson, Inc.                                  3,413
--------------------------------------------------------------------------------
BEVERAGES -- 1.5%
--------------------------------------------------------------------------------
          139,063  Coca-Cola Company (The)                                6,497
--------------------------------------------------------------------------------
           79,516  Pepsi Bottling Group Inc.                              2,514
--------------------------------------------------------------------------------
           11,709  PepsiCo, Inc.                                            743
--------------------------------------------------------------------------------
                                                                          9,754
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.4%
--------------------------------------------------------------------------------
          115,782  Amgen Inc.(2)(3)                                       8,789
--------------------------------------------------------------------------------
            3,993  Biogen Idec Inc.(2)                                      190
--------------------------------------------------------------------------------
                                                                          8,979
--------------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.2%
--------------------------------------------------------------------------------
           31,881  USG Corp.(2)(4)                                        1,559
--------------------------------------------------------------------------------
CAPITAL MARKETS -- 3.8%
--------------------------------------------------------------------------------
           44,509  Goldman Sachs Group, Inc. (The)                        8,448
--------------------------------------------------------------------------------
           55,581  Lehman Brothers Holdings Inc.                          4,326
--------------------------------------------------------------------------------
           80,386  Mellon Financial Corp.                                 3,119
--------------------------------------------------------------------------------
          100,433  Morgan Stanley                                         7,676
--------------------------------------------------------------------------------
           17,230  State Street Corp.                                     1,107
--------------------------------------------------------------------------------
                                                                         24,676
--------------------------------------------------------------------------------
CHEMICALS -- 1.6%
--------------------------------------------------------------------------------
           12,594  Albemarle Corp.                                          819
--------------------------------------------------------------------------------
          186,644  Celanese Corp., Series A                               3,847
--------------------------------------------------------------------------------
           33,162  Georgia Gulf Corporation                                 709
--------------------------------------------------------------------------------
           15,528  H.B. Fuller Company                                      385
--------------------------------------------------------------------------------
          170,855  Lyondell Chemical Co.                                  4,386
--------------------------------------------------------------------------------
                                                                         10,146
--------------------------------------------------------------------------------
COMMERCIAL BANKS -- 0.7%
--------------------------------------------------------------------------------
            2,593  KeyCorp                                                   96
--------------------------------------------------------------------------------
            6,346  PNC Financial Services Group                             444
--------------------------------------------------------------------------------
            2,524  U.S. Bancorp                                              85
--------------------------------------------------------------------------------
          115,072  Wells Fargo & Co.                                      4,177
--------------------------------------------------------------------------------
                                                                          4,802
--------------------------------------------------------------------------------

Shares                          ($ IN THOUSANDS)                        Value
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 0.6%
--------------------------------------------------------------------------------
           45,404  Covanta Holding Corp.(2)(4)                         $    923
--------------------------------------------------------------------------------
           83,334  Waste Management, Inc.                                 3,123
--------------------------------------------------------------------------------
                                                                          4,046
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 0.9%
--------------------------------------------------------------------------------
          202,224  Cisco Systems Inc.(2)                                  4,880
--------------------------------------------------------------------------------
           13,434  Interdigital Communications
                   Corp.(2)(4)                                              480
--------------------------------------------------------------------------------
           22,294  Motorola, Inc.                                           514
--------------------------------------------------------------------------------
                                                                          5,874
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 2.0%
--------------------------------------------------------------------------------
          259,078  Hewlett-Packard Co.                                   10,036
--------------------------------------------------------------------------------
           47,331  Lexmark International, Inc. Cl A(2)                    3,010
--------------------------------------------------------------------------------
                                                                         13,046
--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING -- 0.8%
--------------------------------------------------------------------------------
           96,519  Granite Construction Inc.                              5,029
--------------------------------------------------------------------------------
CONSUMER FINANCE -- 0.7%
--------------------------------------------------------------------------------
           78,594  American Express Co.                                   4,544
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING -- 0.5%
--------------------------------------------------------------------------------
           81,346  Temple-Inland Inc.                                     3,208
--------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES -- 0.2%
--------------------------------------------------------------------------------
           30,820  Apollo Group Inc. Cl A(2)                              1,139
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 6.2%
--------------------------------------------------------------------------------
          188,313  Bank of America Corp.                                 10,144
--------------------------------------------------------------------------------
          275,726  Citigroup Inc.                                        13,829
--------------------------------------------------------------------------------
          231,125  JPMorgan Chase & Co.                                  10,965
--------------------------------------------------------------------------------
           85,142  McGraw-Hill Companies, Inc. (The)                      5,464
--------------------------------------------------------------------------------
                                                                         40,402
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.2%
--------------------------------------------------------------------------------
          122,154  AT&T Inc.                                              4,183
--------------------------------------------------------------------------------
           34,692  BellSouth Corp.                                        1,565
--------------------------------------------------------------------------------
            1,661  CenturyTel Inc.                                           67
--------------------------------------------------------------------------------
           61,232  Verizon Communications Inc.                            2,266
--------------------------------------------------------------------------------
                                                                          8,081
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT(1)
--------------------------------------------------------------------------------
              942  Acuity Brands Inc.(4)                                     47
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS(1)
--------------------------------------------------------------------------------
           10,340  AVX Corp.                                                163
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES -- 0.2%
--------------------------------------------------------------------------------
          159,487  Grey Wolf Inc.(2)(4)                                   1,116
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING -- 0.3%
--------------------------------------------------------------------------------
           88,375  Kroger Co. (The)                                       1,988
--------------------------------------------------------------------------------
FOOD PRODUCTS -- 1.0%
--------------------------------------------------------------------------------
           39,904  Campbell Soup Co.                                      1,492
--------------------------------------------------------------------------------
           27,863  ConAgra Foods, Inc.                                      729
--------------------------------------------------------------------------------
            7,167  Delta and Pine Land Company                              290
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
9

Balanced - Schedule of Investments

OCTOBER 31, 2006

Shares                          ($ IN THOUSANDS)                        Value
--------------------------------------------------------------------------------

           64,117  General Mills, Inc.                                 $  3,643
--------------------------------------------------------------------------------
              280  Seaboard Corp.(4)                                        395
--------------------------------------------------------------------------------
                                                                          6,549
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.2%
--------------------------------------------------------------------------------
            1,220  Alcon Inc. New York Shares(4)                            129
--------------------------------------------------------------------------------
            2,259  Baxter International, Inc.                               104
--------------------------------------------------------------------------------
           75,062  Becton Dickinson & Co.                                 5,257
--------------------------------------------------------------------------------
           40,328  Hillenbrand Industries, Inc.(4)                        2,366
--------------------------------------------------------------------------------
                                                                          7,856
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES -- 4.0%
--------------------------------------------------------------------------------
           76,986  AmerisourceBergen Corp.                                3,634
--------------------------------------------------------------------------------
           39,171  Cardinal Health, Inc.                                  2,564
--------------------------------------------------------------------------------
           91,307  Humana Inc.(2)                                         5,478
--------------------------------------------------------------------------------
          126,352  McKesson Corp.                                         6,328
--------------------------------------------------------------------------------
           66,448  Sierra Health Services, Inc.(2)                        2,275
--------------------------------------------------------------------------------
           78,049  UnitedHealth Group Incorporated                        3,807
--------------------------------------------------------------------------------
           34,647  WellCare Health Plans Inc.(2)                          2,036
--------------------------------------------------------------------------------
                                                                         26,122
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE -- 0.3%
--------------------------------------------------------------------------------
           11,108  Choice Hotels International Inc.(4)                      466
--------------------------------------------------------------------------------
           32,739  McDonald's Corporation                                 1,372
--------------------------------------------------------------------------------
                                                                          1,838
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 1.0%
--------------------------------------------------------------------------------
           99,518  Colgate-Palmolive Co.                                  6,366
--------------------------------------------------------------------------------
INDEPENDENT POWER PRODUCERS
& ENERGY TRADERS -- 1.9%
--------------------------------------------------------------------------------
          220,580  AES Corp. (The)(2)                                     4,851
--------------------------------------------------------------------------------
          117,251  TXU Corp.                                              7,402
--------------------------------------------------------------------------------
                                                                         12,253
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 0.2%
--------------------------------------------------------------------------------
           35,789  McDermott International, Inc.(2)(4)                    1,600
--------------------------------------------------------------------------------
INSURANCE -- 1.9%
--------------------------------------------------------------------------------
           53,704  Arch Capital Group Ltd.(2)                             3,453
--------------------------------------------------------------------------------
          114,928  Berkley (W.R.) Corp.                                   4,235
--------------------------------------------------------------------------------
           49,685  Chubb Corp.                                            2,641
--------------------------------------------------------------------------------
           32,705  HCC Insurance Holdings, Inc.                           1,101
--------------------------------------------------------------------------------
           19,653  Philadelphia Consolidated
                   Holding Co.(2)(4)                                        769
--------------------------------------------------------------------------------
                                                                         12,199
--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL -- 0.1%
--------------------------------------------------------------------------------
           40,472  Expedia Inc.(2)                                          658
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES -- 0.2%
--------------------------------------------------------------------------------
           89,696  RealNetworks Inc.(2)(4)                                  985
--------------------------------------------------------------------------------
IT SERVICES -- 3.0%
--------------------------------------------------------------------------------
          178,823  Accenture Ltd. Cl A                                    5,885
--------------------------------------------------------------------------------
          108,351  Acxiom Corp.                                           2,682
--------------------------------------------------------------------------------

Shares                          ($ IN THOUSANDS)                        Value
--------------------------------------------------------------------------------

          120,906  International Business Machines
                   Corp.                                               $ 11,163
--------------------------------------------------------------------------------
                                                                         19,730
--------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS -- 0.1%
--------------------------------------------------------------------------------
           22,730  Hasbro, Inc.                                             590
--------------------------------------------------------------------------------
           14,116  Mattel, Inc.                                             319
--------------------------------------------------------------------------------
                                                                            909
--------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES -- 0.5%
--------------------------------------------------------------------------------
           87,305  Applera Corporation - Applied
                   Biosystems Group                                       3,256
--------------------------------------------------------------------------------
MACHINERY -- 0.9%
--------------------------------------------------------------------------------
           44,777  Cummins Inc.(4)                                        5,686
--------------------------------------------------------------------------------
MEDIA -- 1.9%
--------------------------------------------------------------------------------
          251,131  DIRECTV Group, Inc. (The)(2)                           5,595
--------------------------------------------------------------------------------
           18,137  John Wiley & Sons Inc. Cl A                              640
--------------------------------------------------------------------------------
           18,556  Liberty Media Holding Corp. -
                   Capital, Series A(2)                                   1,653
--------------------------------------------------------------------------------
            5,086  Omnicom Group Inc.                                       516
--------------------------------------------------------------------------------
          125,271  Walt Disney Co. (The)                                  3,941
--------------------------------------------------------------------------------
                                                                         12,345
--------------------------------------------------------------------------------
METALS & MINING -- 1.7%
--------------------------------------------------------------------------------
           38,455  Freeport-McMoRan Copper &
                   Gold, Inc. Cl B                                        2,326
--------------------------------------------------------------------------------
           56,777  Nucor Corp.                                            3,316
--------------------------------------------------------------------------------
           24,530  Phelps Dodge Corp.                                     2,462
--------------------------------------------------------------------------------
           48,254  Steel Dynamics Inc.(4)                                 2,901
--------------------------------------------------------------------------------
                                                                         11,005
--------------------------------------------------------------------------------
MULTILINE RETAIL -- 2.5%
--------------------------------------------------------------------------------
          183,461  Big Lots Inc.(2)(4)                                    3,867
--------------------------------------------------------------------------------
          102,145  Dollar Tree Stores Inc.(2)                             3,176
--------------------------------------------------------------------------------
          117,961  Federated Department Stores, Inc.                      5,180
--------------------------------------------------------------------------------
           63,024  Kohl's Corp.(2)                                        4,449
--------------------------------------------------------------------------------
                                                                         16,672
--------------------------------------------------------------------------------
OFFICE ELECTRONICS(1)
--------------------------------------------------------------------------------
           19,759  Xerox Corp.(2)                                           336
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS -- 6.6%
--------------------------------------------------------------------------------
          115,589  Chevron Corp.                                          7,768
--------------------------------------------------------------------------------
          121,893  EnCana Corp.                                           5,789
--------------------------------------------------------------------------------
          273,975  Exxon Mobil Corp.                                     19,567
--------------------------------------------------------------------------------
           48,407  Marathon Oil Corp.                                     4,182
--------------------------------------------------------------------------------
           38,082  Sunoco, Inc.                                           2,518
--------------------------------------------------------------------------------
           12,659  Tesoro Corporation                                       809
--------------------------------------------------------------------------------
           53,839  Valero Energy Corp.                                    2,817
--------------------------------------------------------------------------------
                                                                         43,450
--------------------------------------------------------------------------------
PERSONAL PRODUCTS(1)
--------------------------------------------------------------------------------
            1,585  NBTY Inc.(2)                                              44
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
10

Balanced - Schedule of Investments

OCTOBER 31, 2006

Shares                          ($ IN THOUSANDS)                        Value
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 1.9%
--------------------------------------------------------------------------------
            5,557  Abbott Laboratories                                 $    264
--------------------------------------------------------------------------------
           44,063  Biovail Corp.                                            682
--------------------------------------------------------------------------------
           22,685  Johnson & Johnson                                      1,529
--------------------------------------------------------------------------------
          204,385  Merck & Co., Inc.                                      9,282
--------------------------------------------------------------------------------
           19,006  Pfizer Inc.                                              507
--------------------------------------------------------------------------------
                                                                         12,264
--------------------------------------------------------------------------------
ROAD & RAIL(1)
--------------------------------------------------------------------------------
              698  Burlington Northern Santa Fe Corp.                        54
--------------------------------------------------------------------------------
            3,030  Norfolk Southern Corp.                                   159
--------------------------------------------------------------------------------
            4,287  Union Pacific Corp.                                      389
--------------------------------------------------------------------------------
                                                                            602
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT -- 1.2%
--------------------------------------------------------------------------------
           35,087  Freescale Semiconductor Inc. Cl B(2)                   1,380
--------------------------------------------------------------------------------
           18,278  Lam Research Corp.(2)                                    904
--------------------------------------------------------------------------------
          209,105  Micron Technology, Inc.(2)                             3,022
--------------------------------------------------------------------------------
            2,865  National Semiconductor Corp.(4)                           70
--------------------------------------------------------------------------------
            3,818  Novellus Systems, Inc.(2)                                106
--------------------------------------------------------------------------------
          159,518  ON Semiconductor Corp.(2)(4)                             992
--------------------------------------------------------------------------------
           47,629  Texas Instruments Inc.                                 1,437
--------------------------------------------------------------------------------
            2,475  Zoran Corp.(2)                                            34
--------------------------------------------------------------------------------
                                                                          7,945
--------------------------------------------------------------------------------
SOFTWARE -- 0.5%
--------------------------------------------------------------------------------
           66,358  BMC Software Inc.(2)                                   2,012
--------------------------------------------------------------------------------
           13,667  Cadence Design Systems Inc.(2)                           244
--------------------------------------------------------------------------------
            2,811  Microsoft Corporation                                     81
--------------------------------------------------------------------------------
           49,131  Oracle Corp.(2)                                          907
--------------------------------------------------------------------------------
                                                                          3,244
--------------------------------------------------------------------------------
SPECIALTY RETAIL -- 1.4%
--------------------------------------------------------------------------------
           13,005  American Eagle Outfitters, Inc.(4)                       596
--------------------------------------------------------------------------------
           19,972  AnnTaylor Stores Corporation(2)                          879
--------------------------------------------------------------------------------
           38,860  Group 1 Automotive, Inc.                               2,227
--------------------------------------------------------------------------------
          106,763  Office Depot, Inc.(2)                                  4,483
--------------------------------------------------------------------------------
           14,964  OfficeMax Inc.                                           712
--------------------------------------------------------------------------------
                                                                          8,897
--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE -- 1.3%
--------------------------------------------------------------------------------
           43,624  Corus Bankshares Inc.(4)                                 896
--------------------------------------------------------------------------------
            3,574  Downey Financial Corp.(4)                                246
--------------------------------------------------------------------------------
           39,966  FirstFed Financial Corp.(2)(4)                         2,469
--------------------------------------------------------------------------------
           22,598  Freddie Mac                                            1,559
--------------------------------------------------------------------------------
           30,825  IndyMac Bancorp, Inc.(4)                               1,401
--------------------------------------------------------------------------------
           41,165  Washington Mutual, Inc.                                1,741
--------------------------------------------------------------------------------
                                                                          8,312
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $328,215)                                                         392,990
--------------------------------------------------------------------------------

Principal Amount                ($ IN THOUSANDS)                        Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES(5) -- 13.6%

          $   173  FHLMC, 7.00%, 10/1/12(3)                            $    177
--------------------------------------------------------------------------------
            2,679  FHLMC, 4.50%, 1/1/19(3)                                2,595
--------------------------------------------------------------------------------
              172  FHLMC, 6.50%, 1/1/28(3)                                  176
--------------------------------------------------------------------------------
            1,344  FHLMC, 5.50%, 12/1/33(3)                               1,334
--------------------------------------------------------------------------------
            1,250  FNMA, 5.50%, settlement date
                   11/16/06(6)                                            1,252
--------------------------------------------------------------------------------
           22,802  FNMA, 5.50%, settlement date
                   12/12/06(6)                                           22,532
--------------------------------------------------------------------------------
           10,936  FNMA, 6.00%, settlement date
                   12/12/06(6)                                           10,998
--------------------------------------------------------------------------------
            9,841  FNMA, 6.50%, settlement date
                   12/12/06(6)                                           10,026
--------------------------------------------------------------------------------
              274  FNMA, 6.00%, 2/1/09(3)                                   275
--------------------------------------------------------------------------------
               22  FNMA, 6.50%, 5/1/11(3)                                    22
--------------------------------------------------------------------------------
              282  FNMA, 7.50%, 11/1/11(3)                                  291
--------------------------------------------------------------------------------
                2  FNMA, 6.50%, 10/1/12(3)                                    2
--------------------------------------------------------------------------------
               21  FNMA, 6.50%, 5/1/13(3)                                    21
--------------------------------------------------------------------------------
               11  FNMA, 6.50%, 5/1/13(3)                                    11
--------------------------------------------------------------------------------
               22  FNMA, 6.50%, 6/1/13(3)                                    22
--------------------------------------------------------------------------------
               11  FNMA, 6.50%, 6/1/13(3)                                    11
--------------------------------------------------------------------------------
               55  FNMA, 6.50%, 6/1/13(3)                                    56
--------------------------------------------------------------------------------
               44  FNMA, 6.50%, 6/1/13(3)                                    45
--------------------------------------------------------------------------------
                9  FNMA, 6.50%, 6/1/13(3)                                     9
--------------------------------------------------------------------------------
              159  FNMA, 6.00%, 1/1/14(3)                                   162
--------------------------------------------------------------------------------
              557  FNMA, 6.00%, 4/1/14(3)                                   566
--------------------------------------------------------------------------------
            2,095  FNMA, 4.50%, 5/1/19(3)                                 2,029
--------------------------------------------------------------------------------
            1,069  FNMA, 4.50%, 5/1/19                                    1,035
--------------------------------------------------------------------------------
            4,347  FNMA, 5.00%, 9/1/20(3)                                 4,284
--------------------------------------------------------------------------------
               29  FNMA, 6.50%, 1/1/28(3)                                    30
--------------------------------------------------------------------------------
              134  FNMA, 7.00%, 1/1/28(3)                                   139
--------------------------------------------------------------------------------
              210  FNMA, 6.50%, 1/1/29(3)                                   216
--------------------------------------------------------------------------------
              209  FNMA, 7.50%, 7/1/29(3)                                   218
--------------------------------------------------------------------------------
               97  FNMA, 7.00%, 5/1/30(3)                                   100
--------------------------------------------------------------------------------
              113  FNMA, 7.50%, 9/1/30(3)                                   118
--------------------------------------------------------------------------------
              176  FNMA, 6.50%, 9/1/31(3)                                   181
--------------------------------------------------------------------------------
               57  FNMA, 7.00%, 9/1/31(3)                                    59
--------------------------------------------------------------------------------
              302  FNMA, 6.50%, 1/1/32(3)                                   309
--------------------------------------------------------------------------------
              649  FNMA, 7.00%, 6/1/32(3)                                   670
--------------------------------------------------------------------------------
              316  FNMA, 6.50%, 8/1/32(3)                                   324
--------------------------------------------------------------------------------
            1,773  FNMA, 5.50%, 6/1/33(3)                                 1,758
--------------------------------------------------------------------------------
            2,400  FNMA, 5.50%, 7/1/33                                    2,379
--------------------------------------------------------------------------------
            1,899  FNMA, 5.50%, 8/1/33(3)                                 1,882
--------------------------------------------------------------------------------
            1,172  FNMA, 5.50%, 9/1/33(3)                                 1,162
--------------------------------------------------------------------------------
            3,731  FNMA, 5.00%, 11/1/33                                   3,612
--------------------------------------------------------------------------------
            8,409  FNMA, 5.50%, 1/1/34(3)                                 8,335
--------------------------------------------------------------------------------
            6,327  FNMA, 5.00%, 2/1/36                                    6,112
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
11

Balanced - Schedule of Investments

OCTOBER 31, 2006

Principal Amount                ($ IN THOUSANDS)                        Value
--------------------------------------------------------------------------------

          $   276  GNMA, 7.00%, 4/20/26(3)                             $    285
--------------------------------------------------------------------------------
              157  GNMA, 7.50%, 8/15/26(3)                                  165
--------------------------------------------------------------------------------
               51  GNMA, 7.00%, 2/15/28(3)                                   53
--------------------------------------------------------------------------------
              131  GNMA, 7.50%, 2/15/28(3)                                  136
--------------------------------------------------------------------------------
               62  GNMA, 7.00%, 12/15/28(3)                                  64
--------------------------------------------------------------------------------
               57  GNMA, 8.00%, 12/15/29(3)                                  60
--------------------------------------------------------------------------------
              343  GNMA, 7.00%, 5/15/31(3)                                  355
--------------------------------------------------------------------------------
            2,035  GNMA, 5.50%, 11/15/32(3)                               2,030
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES
(Cost $88,977)                                                           88,683
--------------------------------------------------------------------------------
CORPORATE BONDS -- 7.1%

AEROSPACE & DEFENSE -- 0.3%
--------------------------------------------------------------------------------
              630  Honeywell International Inc.,
                   5.70%, 3/15/36(3)                                        637
--------------------------------------------------------------------------------
              145  Lockheed Martin Corp., 6.19%,
                   9/1/36 (Acquired 8/30/06,
                   Cost $146)(3)(7)                                         155
--------------------------------------------------------------------------------
              610  United Technologies Corp.,
                   4.375%, 5/1/10(3)                                        597
--------------------------------------------------------------------------------
              570  United Technologies Corp.,
                   6.05%, 6/1/36(3)                                         613
--------------------------------------------------------------------------------
                                                                          2,002
--------------------------------------------------------------------------------
BEVERAGES -- 0.3%
--------------------------------------------------------------------------------
              580  Diageo Capital plc, 5.875%,
                   9/30/36(3)                                               574
--------------------------------------------------------------------------------
              750  Miller Brewing Co., 4.25%,
                   8/15/08 (Acquired 1/6/04,
                   Cost $762)(3)(7)                                         736
--------------------------------------------------------------------------------
              830  SABMiller plc, 6.20%, 7/1/11
                   (Acquired 6/27/06, Cost $829)(7)                         853
--------------------------------------------------------------------------------
                                                                          2,163
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- 0.1%
--------------------------------------------------------------------------------
              530  Genentech, Inc., 4.75%, 7/15/15                          511
--------------------------------------------------------------------------------
CAPITAL MARKETS -- 0.5%
--------------------------------------------------------------------------------
              570  Lehman Brothers Holdings Inc.,
                   5.00%, 1/14/11(3)                                        566
--------------------------------------------------------------------------------
              385  Merrill Lynch & Co., Inc., 4.25%,
                   2/8/10(3)                                                375
--------------------------------------------------------------------------------
              705  Merrill Lynch & Co., Inc., 4.79%,
                   8/4/10(3)                                                696
--------------------------------------------------------------------------------
              650  Merrill Lynch & Co., Inc., 6.05%,
                   5/16/16(3)                                               676
--------------------------------------------------------------------------------
              420  Morgan Stanley, 4.00%, 1/15/10(3)                        406
--------------------------------------------------------------------------------
              350  Morgan Stanley, 4.25%, 5/15/10(3)                        339
--------------------------------------------------------------------------------
              430  Morgan Stanley, 5.05%, 1/21/11(3)(4)                     428
--------------------------------------------------------------------------------
                                                                          3,486
--------------------------------------------------------------------------------
CHEMICALS(1)
--------------------------------------------------------------------------------
              145  Dow Chemical Co. (The), 7.375%,
                   11/1/29(3)                                               171
--------------------------------------------------------------------------------

Principal Amount                ($ IN THOUSANDS)                        Value
--------------------------------------------------------------------------------
COMMERCIAL BANKS -- 0.6%
--------------------------------------------------------------------------------
          $   145  Abbey National plc, 7.95%,
                   10/26/29(3)                                         $    184
--------------------------------------------------------------------------------
              550  Capital One Financial Corp.,
                   5.70%, 9/15/11(3)                                        558
--------------------------------------------------------------------------------
              670  PNC Bank N.A., 4.875%, 9/21/17(3)                        641
--------------------------------------------------------------------------------
              380  PNC Funding Corp., 5.125%,
                   12/14/10(3)                                              380
--------------------------------------------------------------------------------
              435  Wachovia Bank N.A., 4.80%,
                   11/1/14(3)(4)                                            419
--------------------------------------------------------------------------------
              680  Wachovia Bank N.A., 4.875%,
                   2/1/15(3)                                                656
--------------------------------------------------------------------------------
              550  Wachovia Corp., 5.625%,
                   10/15/16(3)                                              556
--------------------------------------------------------------------------------
              600  Wells Fargo & Co., 4.625%,
                   8/9/10(3)(4)                                             592
--------------------------------------------------------------------------------
                                                                          3,986
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 0.1%
--------------------------------------------------------------------------------
              540  Waste Management, Inc., 7.00%,
                   7/15/28(3)                                               596
--------------------------------------------------------------------------------
CONSUMER FINANCE(1)
--------------------------------------------------------------------------------
              290  American Express Centurion Bank,
                   4.375%, 7/30/09(3)                                       285
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 0.7%
--------------------------------------------------------------------------------
              960  Bank of America Corp., 4.375%,
                   12/1/10(3)                                               936
--------------------------------------------------------------------------------
              420  Bank of America N.A., 6.00%,
                   10/15/36(3)                                              435
--------------------------------------------------------------------------------
              840  Citigroup Inc., 5.00%, 9/15/14(3)                        822
--------------------------------------------------------------------------------
              325  Citigroup Inc., 6.125%, 8/25/36(3)                       339
--------------------------------------------------------------------------------
              395  General Electric Capital Corp.,
                   6.125%, 2/22/11(3)                                       410
--------------------------------------------------------------------------------
              800  JPMorgan Chase & Co., 6.75%,
                   2/1/11(3)                                                847
--------------------------------------------------------------------------------
              830  John Deere Capital Corp., 4.50%,
                   8/25/08(3)                                               820
--------------------------------------------------------------------------------
                                                                          4,609
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.4%
--------------------------------------------------------------------------------
              732  AT&T Corp., 7.30%, 11/15/11(3)                           797
--------------------------------------------------------------------------------
              450  AT&T Inc., 6.80%, 5/15/36(4)                             487
--------------------------------------------------------------------------------
              145  BellSouth Corp., 6.875%,
                   10/15/31(3)                                              156
--------------------------------------------------------------------------------
              280  Embarq Corp., 7.08%, 6/1/16(4)                           287
--------------------------------------------------------------------------------
              220  Sprint Capital Corp., 6.875%,
                   11/15/28(3)                                              226
--------------------------------------------------------------------------------
              490  Telecom Italia Capital SA, 4.00%,
                   1/15/10(3)                                               467
--------------------------------------------------------------------------------
              220  Verizon Communications Inc.,
                   5.55%, 2/15/16(3)                                        219
--------------------------------------------------------------------------------
                                                                          2,639
--------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 0.4%
--------------------------------------------------------------------------------
              420  Carolina Power & Light Co.,
                   5.15%, 4/1/15(3)                                         413
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
12

Balanced - Schedule of Investments

OCTOBER 31, 2006

Principal Amount                ($ IN THOUSANDS)                        Value
--------------------------------------------------------------------------------

          $   614  CenterPoint Energy Resources
                   Corp., 6.50%, 2/1/08                                $    622
--------------------------------------------------------------------------------
              375  FirstEnergy Corp., 7.375%,
                   11/15/31(3)                                              440
--------------------------------------------------------------------------------
              450  Florida Power Corp., 4.50%,
                   6/1/10(3)                                                439
--------------------------------------------------------------------------------
              480  Southern California Edison Co.,
                   5.625%, 2/1/36(3)                                        474
--------------------------------------------------------------------------------
                                                                          2,388
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING -- 0.2%
--------------------------------------------------------------------------------
              520  Wal-Mart Stores, Inc., 4.125%,
                   7/1/10(3)                                                505
--------------------------------------------------------------------------------
              145  Wal-Mart Stores, Inc., 7.55%,
                   2/15/30(3)(4)                                            180
--------------------------------------------------------------------------------
              640  Wal-Mart Stores, Inc., 5.25%,
                   9/1/35                                                   603
--------------------------------------------------------------------------------
                                                                          1,288
--------------------------------------------------------------------------------
FOOD PRODUCTS -- 0.2%
--------------------------------------------------------------------------------
              800  Cadbury Schweppes U.S. Finance
                   LLC, 3.875%, 10/1/08 (Acquired
                   6/14/05-10/17/06, Cost $784)(3)(7)                       780
--------------------------------------------------------------------------------
              145  Kellogg Co., 7.45%, 4/1/31(3)                            176
--------------------------------------------------------------------------------
              145  Kraft Foods Inc., 6.50%, 11/1/31(3)                      158
--------------------------------------------------------------------------------
                                                                          1,114
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.2%
--------------------------------------------------------------------------------
              710  Baxter Finco BV, 4.75%, 10/15/10(3)                      699
--------------------------------------------------------------------------------
              350  Boston Scientific Corp., 6.40%,
                   6/15/16(3)                                               356
--------------------------------------------------------------------------------
                                                                          1,055
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE -- 0.1%
--------------------------------------------------------------------------------
              540  Royal Caribbean Cruises Ltd.,
                   7.00%, 6/15/13(3)                                        551
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 0.1%
--------------------------------------------------------------------------------
              550  D.R. Horton, Inc., 7.875%, 8/15/11                       593
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 0.2%
--------------------------------------------------------------------------------
            1,400  General Electric Co., 5.00%,
                   2/1/13(3)                                              1,390
--------------------------------------------------------------------------------
INSURANCE -- 0.3%
--------------------------------------------------------------------------------
              750  Allstate Financial Global Funding,
                   4.25%, 9/10/08 (Acquired 9/3/03,
                   Cost $749)(3)(7)                                         738
--------------------------------------------------------------------------------
              145  AXA SA, 8.60%, 12/15/30(3)                               191
--------------------------------------------------------------------------------
              400  Genworth Financial Inc., 4.95%,
                   10/1/15(3)                                               388
--------------------------------------------------------------------------------
              450  Prudential Financial, Inc., 5.40%,
                   6/13/35(3)                                               426
--------------------------------------------------------------------------------
                                                                          1,743
--------------------------------------------------------------------------------
MEDIA -- 0.5%
--------------------------------------------------------------------------------
            1,020  Comcast Corp., 5.90%, 3/15/16(3)                       1,028
--------------------------------------------------------------------------------
              970  Cox Communications, Inc., 7.125%,
                   10/1/12                                                1,039
--------------------------------------------------------------------------------

Principal Amount                ($ IN THOUSANDS)                        Value
--------------------------------------------------------------------------------

          $   560  Knight-Ridder, Inc., 7.125%,
                   6/1/11(3)                                           $    585
--------------------------------------------------------------------------------
              550  News America Holdings, 7.75%,
                   1/20/24(3)                                               619
--------------------------------------------------------------------------------
              145  Time Warner Inc., 7.625%,
                   4/15/31(3)                                               164
--------------------------------------------------------------------------------
                                                                          3,435
--------------------------------------------------------------------------------
METALS & MINING(1)
--------------------------------------------------------------------------------
              220  Alcan Inc., 4.50%, 5/15/13(3)                            208
--------------------------------------------------------------------------------
MULTI-UTILITIES -- 0.4%
--------------------------------------------------------------------------------
              550  Consolidated Edison Co. of New
                   York, 5.50%, 9/15/16(3)                                  554
--------------------------------------------------------------------------------
              750  Dominion Resources Inc., 4.125%,
                   2/15/08(3)                                               738
--------------------------------------------------------------------------------
              420  Dominion Resources Inc., 4.75%,
                   12/15/10                                                 411
--------------------------------------------------------------------------------
              360  Nisource Finance Corp., 5.25%,
                   9/15/17(3)                                               340
--------------------------------------------------------------------------------
              315  Pacific Gas & Electric Co., 6.05%,
                   3/1/34(3)                                                323
--------------------------------------------------------------------------------
                                                                          2,366
--------------------------------------------------------------------------------
MULTILINE RETAIL -- 0.1%
--------------------------------------------------------------------------------
              350  May Department Stores Co. (The),
                   3.95%, 7/15/07(3)                                        346
--------------------------------------------------------------------------------
              145  Target Corp., 7.00%, 7/15/31(3)                          171
--------------------------------------------------------------------------------
                                                                            517
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS -- 0.6%
--------------------------------------------------------------------------------
              360  Anadarko Petroleum Corp., 5.95%,
                   9/15/16(3)                                               366
--------------------------------------------------------------------------------
              230  Anadarko Petroleum Corp., 6.45%,
                   9/15/36(3)                                               239
--------------------------------------------------------------------------------
              145  Conoco Inc., 6.95%, 4/15/29(3)                           168
--------------------------------------------------------------------------------
              375  Devon Financing Corp., ULC,
                   7.875%, 9/30/31(3)                                       462
--------------------------------------------------------------------------------
              910  Enterprise Products Operating L.P.,
                   4.95%, 6/1/10                                            895
--------------------------------------------------------------------------------
              360  Enterprise Products Operating L.P.,
                   6.65%, 10/15/34                                          370
--------------------------------------------------------------------------------
              860  Premcor Refining Group Inc.
                   (The), 6.125%, 5/1/11(3)                                 880
--------------------------------------------------------------------------------
              395  XTO Energy Inc., 5.30%, 6/30/15(3)                       385
--------------------------------------------------------------------------------
              380  XTO Energy Inc., 6.10%, 4/1/36(3)                        381
--------------------------------------------------------------------------------
                                                                          4,146
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 0.2%
--------------------------------------------------------------------------------
              570  Abbott Laboratories, 5.875%,
                   5/15/16(3)                                               594
--------------------------------------------------------------------------------
              400  Schering-Plough Corp., 5.55%,
                   12/1/13(3)                                               403
--------------------------------------------------------------------------------
                                                                            997
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 0.1%
--------------------------------------------------------------------------------
              380  ERP Operating L.P., 5.125%,
                   3/15/16(3)                                               369
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
13

Balanced - Schedule of Investments

OCTOBER 31, 2006

Principal Amount                ($ IN THOUSANDS)                        Value
--------------------------------------------------------------------------------
ROAD & RAIL -- 0.1%
--------------------------------------------------------------------------------
          $   580  Burlington Northern Santa Fe
                   Corp., 6.20%, 8/15/36(3)                            $    612
--------------------------------------------------------------------------------
              362  Norfolk Southern Corp., 5.64%,
                   5/17/29(3)                                               357
--------------------------------------------------------------------------------
                                                                            969
--------------------------------------------------------------------------------
SOFTWARE -- 0.1%
--------------------------------------------------------------------------------
              770  Oracle Corp., 5.00%, 1/15/11(3)                          765
--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE -- 0.2%
--------------------------------------------------------------------------------
            1,025  HSBC Finance Corp., 4.75%,
                   4/15/10(3)(4)                                          1,012
--------------------------------------------------------------------------------
              415  HSBC Finance Corp., 4.625%,
                   9/15/10(3)(4)                                            408
--------------------------------------------------------------------------------
                                                                          1,420
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.1%
--------------------------------------------------------------------------------
              880  Nextel Communications Inc.,
                   5.95%, 3/15/14                                           865
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(Cost $46,390)                                                           46,627
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY
SECURITIES -- 7.1%

            3,200  FHLB, 4.875%, 8/22/07(3)                               3,192
--------------------------------------------------------------------------------
            3,800  FHLB, 4.625%, 2/1/08(3)(4)                             3,782
--------------------------------------------------------------------------------
            8,370  FHLB, 5.125%, 9/29/10(3)                               8,443
--------------------------------------------------------------------------------
            4,000  FHLB, 5.00%, 10/13/11(3)                               4,025
--------------------------------------------------------------------------------
            2,475  FHLMC, 5.00%, 9/16/08(3)                               2,480
--------------------------------------------------------------------------------
            2,300  FHLMC, 5.50%, 3/28/16(3)                               2,322
--------------------------------------------------------------------------------
            6,000  FHLMC, 5.30%, 5/12/20(3)                               5,801
--------------------------------------------------------------------------------
            4,970  FNMA, 4.75%, 8/3/07(3)                                 4,953
--------------------------------------------------------------------------------
            3,800  FNMA, 6.625%, 9/15/09(3)                               3,979
--------------------------------------------------------------------------------
            7,200  FNMA, 5.80%, 2/9/26(3)                                 7,185
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY
SECURITIES
(Cost $45,972)                                                           46,162
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE
OBLIGATIONS(5) -- 6.1%

           14,063  Banc of America Commercial
                   Mortgage Inc. STRIPS - COUPON,
                   Series 2004-1, Class XP, VRN,
                   0.82%, 11/1/06(3)                                        303
--------------------------------------------------------------------------------
           17,687  Bear Stearns Commercial
                   Mortgage Securities STRIPS -
                   COUPON, Series 2004 T16,
                   Class X2, VRN, 0.93%, 11/1/06(3)                         576
--------------------------------------------------------------------------------
            1,780  Bear Stearns Commercial
                   Mortgage Securities, Series 2006
                   BBA7, Class A1, VRN, 5.43%,
                   11/15/06, resets monthly off the
                   1-month LIBOR plus 0.11% with
                   no caps (Acquired 6/5/06,
                   Cost $1,780)(3)(7)                                     1,782
--------------------------------------------------------------------------------

Principal Amount                ($ IN THOUSANDS)                        Value
--------------------------------------------------------------------------------

          $   675  Commercial Mortgage
                   Pass-Through Certificates, Series
                   2005 F10A, Class A1, VRN, 5.42%,
                   11/15/06, resets monthly off the
                   1-month LIBOR plus 0.10% with
                   no caps (Acquired 3/18/05,
                   Cost $675)(3)(7)                                    $    675
--------------------------------------------------------------------------------
              701  Commercial Mortgage
                   Pass-Through Certificates, Series
                   2005 FL11, Class A1, VRN, 5.47%,
                   11/15/06, resets monthly off the
                   1-month LIBOR plus 0.15% with
                   no caps (Acquired 11/18/05,
                   Cost $701)(3)(7)                                         701
--------------------------------------------------------------------------------
              723  FHLMC, Series 2541, Class EA,
                   5.00%, 3/1/16                                            719
--------------------------------------------------------------------------------
            2,600  FHLMC, Series 2567, Class OD,
                   5.00%, 8/15/15                                         2,587
--------------------------------------------------------------------------------
            1,732  FHLMC, Series 2937, Class KA,
                   4.50%, 12/15/14                                        1,715
--------------------------------------------------------------------------------
              362  FHLMC, Series 77, Class H,
                   8.50%, 9/15/20(3)                                        387
--------------------------------------------------------------------------------
            3,500  GMAC Commercial Mortgage
                   Securities, Inc., Series 2005 C1,
                   Class A2 SEQ, 4.47%, 5/10/43(3)                        3,437
--------------------------------------------------------------------------------
            5,380  Greenwich Capital Commercial
                   Funding Corp., Series 2005 GG5,
                   Class A5, 5.22%, 4/10/37(3)                            5,363
--------------------------------------------------------------------------------
            1,000  LB-UBS Commercial Mortgage
                   Trust, Series 2004 C4, Class A2,
                   VRN, 4.57%, 11/13/06(3)                                  988
--------------------------------------------------------------------------------
            3,000  LB-UBS Commercial Mortgage
                   Trust, Series 2005 C3, Class A3
                   SEQ, 4.65%, 7/30/30(3)                                 2,937
--------------------------------------------------------------------------------
            3,510  LB-UBS Commercial Mortgage
                   Trust, Series 2005 C3, Class A5
                   SEQ, 4.74%, 7/15/30(3)                                 3,385
--------------------------------------------------------------------------------
            2,550  LB-UBS Commercial Mortgage
                   Trust, Series 2006 C1, Class A4
                   SEQ, 5.16%, 2/15/31(3)                                 2,528
--------------------------------------------------------------------------------
              772  Lehman Brothers Floating Rate
                   Commercial Mortgage Trust, Series
                   2005 LLFA, Class A1, VRN, 5.42%,
                   11/15/06, resets monthly off the
                   1-month LIBOR plus 0.10% with
                   no caps (Acquired 7/25/05,
                   Cost $772)(3)(7)                                         772
--------------------------------------------------------------------------------
            1,547  Lehman Brothers Floating Rate
                   Commercial Mortgage Trust, Series
                   2006 LLFA, Class A1, VRN, 5.40%,
                   11/15/06, resets monthly off the
                   1-month LIBOR plus 0.08% with
                   no caps (Acquired 8/7/06,
                   Cost $1,547)(3)(7)                                     1,548
--------------------------------------------------------------------------------
              159  MASTR Alternative Loans Trust,
                   Series 2003-8, Class 4A1, 7.00%,
                   12/25/33(3)                                              160
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
14

Balanced - Schedule of Investments

OCTOBER 31, 2006

Principal Amount                ($ IN THOUSANDS)                        Value
--------------------------------------------------------------------------------

          $   970  Merrill Lynch Floating Trust, Series
                   2006-1, Class A1, VRN, 5.39%,
                   12/15/06, resets monthly off the
                   1-month LIBOR plus 0.07% with
                   no caps (Acquired 10/31/06,
                   Cost $970)(7)(8)                                    $    970
--------------------------------------------------------------------------------
              950  Morgan Stanley Capital I, Series
                   2006 XLF, Class A1, VRN, 5.41%,
                   11/15/06, resets monthly off the
                   1-month LIBOR plus 0.09% with
                   no caps (Acquired 7/28/06,
                   Cost $950)(3)(7)                                         950
--------------------------------------------------------------------------------
            1,107  Thornburg Mortgage Securities
                   Trust, Series 2006-5, Class A1,
                   VRN, 5.44%, 11/27/06, resets
                   monthly off the 1-month LIBOR
                   plus 0.12% with no caps                                1,106
--------------------------------------------------------------------------------
            5,060  Wachovia Bank Commercial
                   Mortgage Trust, Series 2006 C23,
                   Class A4, 5.42%, 1/15/45(3)                            5,101
--------------------------------------------------------------------------------
              267  Washington Mutual, Inc., Series
                   2005 AR11, Class A1C1, VRN,
                   5.52%, 11/25/06, resets monthly
                   off the 1-month LIBOR plus
                   0.20% with a cap of 10.50%                               268
--------------------------------------------------------------------------------
              875  Washington Mutual, Inc., Series
                   2005 AR4, Class A3, 4.59%,
                   4/25/35(3)                                               859
--------------------------------------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS
(Cost $39,857)                                                           39,817
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES -- 5.2%

            3,665  U.S. Treasury Bonds, 8.125%,
                   8/15/21(3)(4)                                          4,947
--------------------------------------------------------------------------------
            6,700  U.S. Treasury Bonds, 7.125%,
                   2/15/23(3)(4)                                          8,436
--------------------------------------------------------------------------------
              800  U.S. Treasury Bonds, 6.125%,
                   11/15/27(3)(4)                                           940
--------------------------------------------------------------------------------
              628  U.S. Treasury Bonds, 6.25%,
                   5/15/30(3)(4)                                            759
--------------------------------------------------------------------------------
            5,547  U.S. Treasury Inflation Indexed
                   Notes, 2.00%, 1/15/16(3)(4)                            5,391
--------------------------------------------------------------------------------
            2,500  U.S. Treasury Notes, 4.875%,
                   4/30/11(3)                                             2,531
--------------------------------------------------------------------------------
           10,400  U.S. Treasury Notes, 5.125%,
                   6/30/11(3)(4)                                         10,637
--------------------------------------------------------------------------------
              565  U.S. Treasury Notes, 4.875%,
                   8/15/16(3)(4)                                            577
--------------------------------------------------------------------------------
TOTAL U.S. TREASURY SECURITIES
(Cost $33,813)                                                           34,218
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES(5) -- 3.7%

                6  ABSC Net Interest Margin, Series
                   2004 HE5, Class A1, 5.00%,
                   8/27/34 (Acquired 6/22/04,
                   Cost $6)(7)                                                6
--------------------------------------------------------------------------------

Principal Amount                ($ IN THOUSANDS)                        Value
--------------------------------------------------------------------------------

          $ 1,056  Accredited Mortgage Loan Trust,
                   Series 2006-1, Class A1, VRN,
                   5.38%, 11/25/06, resets monthly
                   off the 1-month LIBOR plus
                   0.06% with no caps(3)                               $  1,057
--------------------------------------------------------------------------------
            1,403  Accredited Mortgage Loan Trust,
                   Series 2006-2, Class A1, VRN,
                   5.36%, 11/27/06, resets monthly
                   off the 1-month LIBOR plus
                   0.04% with no caps                                     1,404
--------------------------------------------------------------------------------
                1  AQ Finance Net Interest Margin,
                   Series 2004 RN5, Class A, 5.19%,
                   6/29/34 (Acquired 6/24/04,
                   Cost $1)(7)                                                1
--------------------------------------------------------------------------------
              519  Ameriquest Mortgage Securities
                   Inc., Series 2006 R1, Class A2A,
                   VRN, 5.40%, 11/27/06, resets
                   monthly off the 1-month LIBOR
                   plus 0.08% with no caps                                  519
--------------------------------------------------------------------------------
            1,053  Argent Securities Inc., Series
                   2006 M3, Class A2A, VRN, 5.37%,
                   11/27/06, resets monthly off the
                   1-month LIBOR plus 0.05% with
                   no caps(3)                                             1,054
--------------------------------------------------------------------------------
            2,000  Capital One Prime Auto
                   Receivables Trust, Series 2004-2,
                   Class A4, VRN, 5.38%, 11/15/06,
                   resets monthly off the 1-month
                   LIBOR plus 0.06% with no caps(3)                       2,003
--------------------------------------------------------------------------------
              924  CNH Equipment Trust, Series
                   2004 A, Class A3A, VRN, 5.39%,
                   11/15/06, resets monthly off the
                   1-month LIBOR plus 0.07% with
                   no caps(3)                                               924
--------------------------------------------------------------------------------
              479  Countrywide Asset-Backed
                   Certificates, Series 2005-8,
                   Class 2A1, VRN, 5.45%, 11/25/06,
                   resets monthly off the 1-month
                   LIBOR plus 0.13% with no caps                            480
--------------------------------------------------------------------------------
            1,376  Countrywide Asset-Backed
                   Certificates, Series 2006-6,
                   Class 2A1, VRN, 5.39%, 11/27/06,
                   resets monthly off the 1-month
                   LIBOR plus 0.07% with no caps                          1,377
--------------------------------------------------------------------------------
              637  Countrywide Asset-Backed
                   Certificates, Series 2006 BC2,
                   Class 2A1, VRN, 5.36%, 11/27/06,
                   resets monthly off the 1-month
                   LIBOR plus 0.04% with no caps                            638
--------------------------------------------------------------------------------
            1,633  First Franklin Mortgage Loan Asset
                   Backed Certificates, Series
                   2006 FF11, Class 2A1, VRN,
                   5.36%, 11/25/06, resets monthly
                   off the 1-month LIBOR plus
                   0.04% with no caps(3)                                  1,634
--------------------------------------------------------------------------------
            2,375  First Franklin Mortgage Loan Asset
                   Backed Certificates, Series
                   2006 FF12, Class A2, VRN,
                   5.36%, 11/27/06, resets monthly
                   off the 1-month LIBOR plus
                   0.04% with no caps(3)                                  2,376
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
15

Balanced - Schedule of Investments

OCTOBER 31, 2006

Principal Amount                ($ IN THOUSANDS)                        Value
--------------------------------------------------------------------------------

          $   696  IndyMac Residential Asset Backed
                   Trust, Series 2006 B, Class 2A1,
                   VRN, 5.38%, 11/27/06, resets
                   monthly off the 1-month LIBOR
                   plus 0.06% with no caps                             $    696
--------------------------------------------------------------------------------
              489  Long Beach Mortgage Loan Trust,
                   Series 2006-2, Class 2A1, VRN,
                   5.39%, 11/27/06, resets monthly
                   off the 1-month LIBOR plus
                   0.07% with no caps(3)                                    490
--------------------------------------------------------------------------------
            1,511  Long Beach Mortgage Loan Trust,
                   Series 2006-6, Class 2A1, VRN,
                   5.36%, 11/27/06, resets monthly
                   off the 1-month LIBOR plus
                   0.04% with no caps                                     1,512
--------------------------------------------------------------------------------
            2,495  NovaStar Home Equity Loan,
                   Series 2005-4, Class A2A, VRN,
                   5.41%, 11/27/06, resets monthly
                   off the 1-month LIBOR plus
                   0.09% with a cap of 11.00%                             2,495
--------------------------------------------------------------------------------
              300  Residential Asset Securities Corp.,
                   Series 2004 KS2, Class MI1,
                   4.71%, 3/25/34(3)                                        293
--------------------------------------------------------------------------------
            1,125  SLC Student Loan Trust, Series
                   2006-2, Class A1, VRN, 5.36%,
                   12/15/06, resets quarterly off the
                   3-month LIBOR minus 0.02%
                   with no caps                                           1,125
--------------------------------------------------------------------------------
              170  SLM Student Loan Trust, Series
                   2006-2, Class A1, VRN, 5.35%,
                   1/25/07, resets quarterly off the
                   3-month LIBOR minus 0.03%
                   with no caps                                             170
--------------------------------------------------------------------------------
              790  SLM Student Loan Trust, Series
                   2006-5, Class A2, VRN, 5.37%,
                   1/25/07, resets quarterly off the
                   3-month LIBOR minus 0.01%
                   with no caps(3)                                          790
--------------------------------------------------------------------------------
              900  SLM Student Loan Trust, Series
                   2006-7, Class A1, VRN, 5.34%,
                   1/25/07, resets quarterly off the
                   3-month LIBOR minus 0.04%
                   with no caps(3)                                          900
--------------------------------------------------------------------------------
            2,444  Soundview Home Equity Loan
                   Trust, Series 2006-3, Class A1,
                   VRN, 5.36%, 11/27/06, resets
                   monthly off the 1-month LIBOR
                   plus 0.04% with no caps(3)                             2,445
--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(Cost $24,380)                                                           24,389
--------------------------------------------------------------------------------

Principal Amount                ($ IN THOUSANDS)                        Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 0.8%

          $ 3,600  Commonwealth of Massachusetts
                   Rev., 5.50%, 1/1/34 (FGIC)(3)                       $  4,371
--------------------------------------------------------------------------------
              800  Illinois GO, (Taxable Pension),
                   5.10%, 6/1/33(3)                                         774
--------------------------------------------------------------------------------
TOTAL MUNICIPAL SECURITIES
(Cost $4,893)                                                             5,145
--------------------------------------------------------------------------------
SOVEREIGN GOVERNMENTS &
AGENCIES -- 0.3%

              145  Hydro Quebec, 8.40%, 1/15/22(3)                          190
--------------------------------------------------------------------------------
              810  Province of Quebec, 5.00%,
                   7/17/09(3)                                               811
--------------------------------------------------------------------------------
              910  Republic of Italy, 4.00%, 6/16/08(3)                     895
--------------------------------------------------------------------------------
TOTAL SOVEREIGN GOVERNMENTS &
AGENCIES
(Cost $1,905)                                                             1,896
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 2.4%

Repurchase Agreement, Deutsche Bank Securities,
Inc., (collateralized by various U.S. Treasury
obligations, 2.00%, 7/15/14, valued at $16,221,
in a joint trading account at 5.25%, dated
10/31/06, due 11/1/06 (Delivery value $15,902)(3)
(Cost $15,900)                                                           15,900
--------------------------------------------------------------------------------
COLLATERAL RECEIVED FOR
SECURITIES LENDING(9) -- 7.3%

Repurchase Agreement, BNP Paribas,
(collateralized by various U.S. Government Agency
obligations in a pooled account at the lending
agent), 5.30%, dated 10/31/06, due 11/1/06
(Delivery value $30,004)                                                 30,000
--------------------------------------------------------------------------------
Repurchase Agreement, UBS AG, (collateralized by
various U.S. Government Agency obligations in a
pooled account at the lending agent), 5.31%,
dated 10/31/06, due 11/1/06 (Delivery value
$17,822)                                                                 17,819
--------------------------------------------------------------------------------
TOTAL COLLATERAL RECEIVED FOR
SECURITIES LENDING
(Cost $47,819)                                                           47,819
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 113.7%
(Cost $678,121)                                                         743,646
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (13.7)%                                 (89,730)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                             $653,916
================================================================================

See Notes to Financial Statements.                                  (continued)

------
16

Balanced - Schedule of Investments

OCTOBER 31, 2006

FUTURES CONTRACTS
                                                                               ($ IN THOUSANDS)

                                                Expiration             Underlying Face   Unrealized
    Contracts Purchased                            Date                Amount at Value   Gain (Loss)
----------------------------------------------------------------------------------------------------
    295  U.S. Treasury 2-Year Notes            December 2006               $60,300          $ 60
----------------------------------------------------------------------------------------------------
    368  U.S. Treasury 5-Year Notes            December 2006                38,847           235
----------------------------------------------------------------------------------------------------
                                                                           $99,147          $295
                                                                       =============================

                                                                               ($ IN THOUSANDS)

                                                Expiration             Underlying Face   Unrealized
      Contracts Sold                               Date                Amount at Value   Gain (Loss)
----------------------------------------------------------------------------------------------------
     38  U.S. Long Bond                        December 2006                $4,281         $ (99)
----------------------------------------------------------------------------------------------------
    456  U.S. Treasury 10-Year Notes           December 2006                49,348          (535)
----------------------------------------------------------------------------------------------------
                                                                           $53,629         $(634)
                                                                       =============================

SWAP AGREEMENTS ($ IN THOUSANDS)

                                                                                         Unrealized
Notional Amount               Description of Agreement                 Expiration Date   Gain (Loss)
----------------------------------------------------------------------------------------------------
CREDIT DEFAULT
----------------------------------------------------------------------------------------------------
    $7,580     Pay quarterly a fixed rate equal to 0.45% multiplied     December 2010      $ (49)
               by the notional amount and receive from Deutsche
               Bank AG upon each default event of one of the
               issues of Dow Jones CDX N.A. Investment Grade 5,
               par value of the proportional notional amount.
----------------------------------------------------------------------------------------------------
     5,150     Pay quarterly a fixed rate equal to 0.85% multiplied     December 2010        (48)
               by the notional amount and receive from Barclays
               Capital, Inc. upon each default event of one of the
               issues of Dow Jones CDX N.A. Investment Grade High
               Volume 5, par value of the proportional notional amount.
----------------------------------------------------------------------------------------------------
     8,000     Pay quarterly a fixed rate equal to 0.40% multiplied      June 2011           (30)
               by the notional amount and receive from Barclays
               Capital, Inc. upon each default event of one of the
               issues of Dow Jones CDX N.A. Investment Grade 6,
               par value of the proportional notional amount.
----------------------------------------------------------------------------------------------------
     4,000     Pay quarterly a fixed rate equal to 0.75% multiplied      June 2011           (10)
               by the notional amount and receive from Deutsche
               Bank AG upon each default event of one of the
               issuesof Dow Jones CDX N.A. Investment Grade High
               Volume 6, par value of the proportional notional amount.
----------------------------------------------------------------------------------------------------
                                                                                           $(137)
                                                                                        ============

See Notes to Financial Statements.                                  (continued)

------
17

Balanced - Schedule of Investments

OCTOBER 31, 2006

NOTES TO SCHEDULE OF INVESTMENTS

ABSC = Asset-Backed Securities Corp.

CDX = Credit Derivative Indexes

FGIC = Financial Guaranty Insurance Co.

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GMAC = General Motors Acceptance Corporation

GNMA = Government National Mortgage Association

GO = General Obligation

LB-UBS = Lehman Brothers Inc. -- UBS AG

LIBOR = London Interbank Offered Rate

MASTR = Mortgage Asset Securitization Transactions, Inc.

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest and Principal of Securities

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective October 31, 2006.

(1) Industry is less than 0.05% of total net assets.

(2) Non-income producing.

(3) Security, or a portion thereof, has been segregated for forward commitments, futures contracts, when-issued securities and/or swap agreements.

(4) Security, or a portion thereof, was on loan as of October 31, 2006.

(5) Final maturity indicated, unless otherwise noted.

(6) Forward commitment.

(7) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at October 31, 2006 was $10,667 (in thousands), which represented 1.6% of total net assets.

(8) When-issued security.

(9) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions. (See Note 5 in
    Notes to Financial Statements.)

See Notes to Financial Statements.

------
18

Statement of Assets and Liabilities

OCTOBER 31, 2006
(AMOUNTS IN THOUSANDS EXCEPT AS NOTED)
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value (cost of $630,302) --
including $54,040 of securities on loan                                $695,827
--------------------------------------------------------------
Investments made with cash collateral received
for securities on loan, at value (cost of $47,819)                       47,819
--------------------------------------------------------------------------------
Total investment securities, at value (cost of $678,121)                743,646
--------------------------------------------------------------
Cash                                                                         56
--------------------------------------------------------------
Receivable for investments sold                                           9,876
--------------------------------------------------------------
Dividends and interest receivable                                         2,555
--------------------------------------------------------------------------------
                                                                        756,133
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable for collateral received for securities on loan                   47,819
--------------------------------------------------------------
Payable for investments purchased                                        53,700
--------------------------------------------------------------
Payable for variation margin on futures contracts                            63
--------------------------------------------------------------
Unrealized depreciation on swap agreements                                  137
--------------------------------------------------------------
Accrued management fees                                                     492
--------------------------------------------------------------
Distribution fees payable                                                     3
--------------------------------------------------------------
Service fees payable                                                          3
--------------------------------------------------------------------------------
                                                                        102,217
--------------------------------------------------------------------------------
NET ASSETS                                                             $653,916
================================================================================
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                                $563,236
--------------------------------------------------------------
Undistributed net investment income                                       1,625
--------------------------------------------------------------
Undistributed net realized gain on investment transactions               24,006
--------------------------------------------------------------
Net unrealized appreciation on investments                               65,049
--------------------------------------------------------------------------------
                                                                       $653,916
================================================================================
INVESTOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                                         $636,799,341
--------------------------------------------------------------
Shares outstanding                                                   37,384,421
--------------------------------------------------------------
Net asset value per share                                                $17.03
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                                           $1,227,718
--------------------------------------------------------------
Shares outstanding                                                       72,069
--------------------------------------------------------------
Net asset value per share                                                $17.04
--------------------------------------------------------------------------------
ADVISOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                                          $15,888,974
--------------------------------------------------------------
Shares outstanding                                                      933,420
--------------------------------------------------------------
Net asset value per share                                                $17.02
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------
19

Statement of Operations

YEAR ENDED OCTOBER 31, 2006
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
--------------------------------------------------------------------------------
INCOME:
--------------------------------------------------------------
Interest                                                                $13,102
--------------------------------------------------------------
Dividends                                                                 6,428
--------------------------------------------------------------
Securities lending                                                          108
--------------------------------------------------------------------------------
                                                                         19,638
--------------------------------------------------------------------------------

EXPENSES:
--------------------------------------------------------------
Management fees                                                           5,783
--------------------------------------------------------------
Distribution fees -- Advisor Class                                           39
--------------------------------------------------------------
Service fees -- Advisor Class                                                39
--------------------------------------------------------------
Directors' fees and expenses                                                 10
--------------------------------------------------------------
Other expenses                                                                3
--------------------------------------------------------------------------------
                                                                          5,874
--------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                                             13,764
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
--------------------------------------------------------------
Investment transactions                                                  26,261
--------------------------------------------------------------
Futures and swaps transactions                                              147
--------------------------------------------------------------------------------
                                                                         26,408
--------------------------------------------------------------------------------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:
--------------------------------------------------------------
Investments                                                              27,728
--------------------------------------------------------------
Futures and swaps                                                          (596)
--------------------------------------------------------------------------------
                                                                         27,132
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                                  53,540
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                               $67,304
================================================================================

See Notes to Financial Statements.

------
20

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2006 AND OCTOBER 31, 2005
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                           2006         2005
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income (loss)                              $ 13,764     $ 12,056
---------------------------------------------------
Net realized gain (loss)                                    26,408       44,163
---------------------------------------------------
Change in net unrealized
appreciation (depreciation)                                 27,132      (14,041)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                   67,304       42,178
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
From net investment income:
---------------------------------------------------
  Investor Class                                           (13,417)     (11,086)
---------------------------------------------------
  Institutional Class                                          (28)         (14)
---------------------------------------------------
  Advisor Class                                               (296)        (254)
---------------------------------------------------
From net realized gains:
---------------------------------------------------
  Investor Class                                           (32,826)          --
---------------------------------------------------
  Institutional Class                                          (66)          --
---------------------------------------------------
  Advisor Class                                               (860)          --
--------------------------------------------------------------------------------
Decrease in net assets from distributions                  (47,493)     (11,354)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions                              2,121      (10,683)
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                       21,932       20,141

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                        631,984      611,843
--------------------------------------------------------------------------------
End of period                                             $653,916     $631,984
================================================================================

Undistributed net investment income                         $1,625       $1,609
================================================================================

See Notes to Financial Statements.

------
21

Notes to Financial Statements

OCTOBER 31, 2006 (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Balanced Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act.
The fund's investment objective is to seek long-term capital growth and current income. The fund pursues its objective by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class, the
Institutional Class and the Advisor Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York
Stock Exchange (the Exchange) is open and may also take place on days when the
Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of Directors or its designee if such fair value determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to fair value a security such as: a security has been declared in default;
trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures and swaps transactions and unrealized appreciation (depreciation) on futures and swaps, respectively.

                                                                    (continued)

------
22

Notes to Financial Statements

OCTOBER 31, 2006 (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

WHEN-ISSUED AND FORWARD COMMITMENTS -- The fund may engage in securities transactions on a when-issued or forward commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

SWAP AGREEMENTS -- The fund may enter into a swap agreement in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; protect against currency fluctuations; attempt to manage duration to protect against any increase in the price of securities the fund anticipates purchasing at a later date; or gain exposure to certain markets in the most economical way possible. A basic swap agreement is a contract in which two parties agree to exchange the returns earned or realized on predetermined investments or instruments. Credit default swaps enable an investor to buy/sell protection against a credit event of a specific issuer. The seller of credit protection against a security or basket of securities receives an up-front or periodic payment to compensate against potential default events. The fund may enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. Swap agreements are valued daily and changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation (depreciation) on futures and swaps. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments and instruments.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

                                                                    (continued)

------
23

Notes to Financial Statements

OCTOBER 31, 2006 (AMOUNTS IN THOUSANDS)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy (strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the
American Century family of funds, but that have the same investment team and investment strategy.

The annual management fee schedule for each class of the fund is as follows:

                                         INVESTOR     INSTITUTIONAL     ADVISOR
--------------------------------------------------------------------------------
STRATEGY ASSETS
--------------------------------------------------------------------------------
First $1 billion                          0.90%           0.70%          0.65%
--------------------------------------------------------------------------------
Over $1 billion                           0.80%           0.60%          0.55%
--------------------------------------------------------------------------------

The effective annual management fee for each class of the fund for the year ended October 31, 2006 was 0.90%, 0.70% and 0.65%, for the Investor Class,
Institutional Class and Advisor Class, respectively.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and an annual service fee equal to 0.25%. The fees are computed and accrued daily based on the Advisor Class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. Fees incurred under the plan during the year ended October 31, 2006, are detailed in the Statement of
Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The fund has a bank line of credit agreement and securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in
ACC.

3. INVESTMENT TRANSACTIONS

Purchases of investment securities, excluding short-term investments, for the year ended October 31, 2006, totaled $1,241,785, of which $744,450 represented
U.S. Treasury and Agency obligations. Sales of investment securities, excluding short-term investments, for the year ended October 31, 2006, totaled $1,282,568, of which $740,679 represented U.S. Treasury and Agency obligations.

                                                                    (continued)

------
24

Notes to Financial Statements

OCTOBER 31, 2006 (AMOUNTS IN THOUSANDS)

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:
--------------------------------------------------------------------------------
                                                         SHARES        AMOUNT
--------------------------------------------------------------------------------
INVESTOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2006

SHARES AUTHORIZED                                        200,000
================================================================================
Sold                                                       3,907      $  64,285
-------------------------------------------
Issued in reinvestment of distributions                    2,763         44,897
-------------------------------------------
Redeemed                                                  (6,476)      (106,216)
--------------------------------------------------------------------------------
Net increase (decrease)                                      194      $   2,966
================================================================================
YEAR ENDED OCTOBER 31, 2005

SHARES AUTHORIZED                                        200,000
================================================================================
Sold                                                       4,551       $ 75,084
-------------------------------------------
Issued in reinvestment of distributions                      647         10,748
-------------------------------------------
Redeemed                                                  (5,845)       (96,478)
--------------------------------------------------------------------------------
Net increase (decrease)                                     (647)      $(10,646)
================================================================================
INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2006

SHARES AUTHORIZED                                         15,000
================================================================================
Sold                                                          14          $ 238
-------------------------------------------
Issued in reinvestment of distributions                        6             94
-------------------------------------------
Redeemed                                                     (23)          (381)
--------------------------------------------------------------------------------
Net increase (decrease)                                       (3)         $ (49)
================================================================================
YEAR ENDED OCTOBER 31, 2005

SHARES AUTHORIZED                                         15,000
================================================================================
Sold                                                          64         $1,052
-------------------------------------------
Issued in reinvestment of distributions                        1             14
-------------------------------------------
Redeemed                                                      (4)           (68)
--------------------------------------------------------------------------------
Net increase (decrease)                                       61         $  998
================================================================================
ADVISOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2006

SHARES AUTHORIZED                                         50,000
================================================================================
Sold                                                         303        $ 4,964
-------------------------------------------
Issued in reinvestment of distributions                       62          1,004
-------------------------------------------
Redeemed                                                    (412)        (6,764)
--------------------------------------------------------------------------------
Net increase (decrease)                                      (47)       $  (796)
================================================================================
YEAR ENDED OCTOBER 31, 2005

SHARES AUTHORIZED                                         50,000
================================================================================
Sold                                                         316        $ 5,224
-------------------------------------------
Issued in reinvestment of distributions                       13            224
-------------------------------------------
Redeemed                                                    (395)        (6,483)
--------------------------------------------------------------------------------
Net increase (decrease)                                      (66)       $(1,035)
================================================================================

                                                                    (continued)

------
25

Notes to Financial Statements

OCTOBER 31, 2006 (AMOUNTS IN THOUSANDS)

5. SECURITIES LENDING

As of October 31, 2006, securities in the fund valued at $54,040, were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was
$55,084. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due.
If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

6. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a $500 million unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions.
Borrowings under the agreement bear interest at the Federal Funds rate plus
0.50%. The fund did not borrow from the line during the year ended October 31,
2006.

7. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended October 31, 2006 and October 31, 2005 were as follows:

--------------------------------------------------------------------------------
                                                            2006         2005
--------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM
--------------------------------------------------------------------------------
Ordinary income                                           $16,917       $11,354
--------------------------------------------------------------------------------
Long-term capital gains                                   $30,576            --
--------------------------------------------------------------------------------

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, interest on swap agreements, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2006, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

--------------------------------------------------------------------------------
Federal tax cost of investments                                        $679,156
================================================================================
Gross tax appreciation of investments                                   $68,108
--------------------------------------------------------------
Gross tax depreciation of investments                                    (3,618)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation) of investments                      $64,490
================================================================================
Net tax appreciation (depreciation) on derivatives and
translation of assets and liabilities in foreign currencies                (688)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation)                                     $63,802
================================================================================
Undistributed ordinary income                                            $2,339
--------------------------------------------------------------
Accumulated long-term gains                                             $24,539
--------------------------------------------------------------------------------

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain futures contracts.

                                                                    (continued)

------
26

Notes to Financial Statements

OCTOBER 31, 2006 (AMOUNTS IN THOUSANDS)

8. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued
Statement of Financial Accounting Standards No. 157, "Fair Value Measurements"
(FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS 157.

9. OTHER TAX INFORMATION (UNAUDITED) ($ IN FULL)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The fund hereby designates $5,724,448 of qualified dividend income for the fiscal year ended October 31, 2006.

The fund hereby designates $30,575,882 of long-term capital gains distributions for the fiscal year ended October 31, 2006.

For corporate taxpayers, ordinary income distributions paid during the fiscal year ended October 31, 2006, of $10,236,464 qualify for the corporate dividends received deduction.

The fund designates $3,176,170 of distributions as qualified short-term capital gains for purposes of Internal Revenue Code Section 871.

------
27

Balanced - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
--------------------------------------------------------------------------------
                                              INVESTOR CLASS
--------------------------------------------------------------------------------
                             2006       2005       2004       2003       2002
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period         $16.52     $15.73     $14.77     $12.98     $14.28
--------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------
  Net Investment
  Income (Loss)(1)            0.35       0.31       0.26       0.27       0.35
-------------------------
  Net Realized and
  Unrealized Gain (Loss)      1.40       0.77       0.98       1.77      (1.30)
--------------------------------------------------------------------------------
  Total From
  Investment Operations       1.75       1.08       1.24       2.04      (0.95)
--------------------------------------------------------------------------------
Distributions
-------------------------
  From Net
  Investment Income          (0.35)     (0.29)     (0.28)     (0.25)     (0.35)
-------------------------
  From Net
  Realized Gains             (0.89)        --         --         --         --
--------------------------------------------------------------------------------
  Total Distributions        (1.24)     (0.29)     (0.28)     (0.25)     (0.35)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period               $17.03     $16.52     $15.73     $14.77     $12.98
================================================================================
  TOTAL RETURN(2)            11.04%      6.89%      8.46%     15.92%     (6.80)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                    0.90%      0.90%      0.90%      0.90%      0.90%
-------------------------
Ratio of Net Investment
Income (Loss) to
Average Net Assets            2.13%      1.89%      1.65%      1.96%      2.46%
-------------------------
Portfolio Turnover Rate        197%       206%       204%       133%       108%
-------------------------
Net Assets, End of Period
(in millions)                  $637       $615       $595       $583       $541
--------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
28

Balanced - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
--------------------------------------------------------------------------------
                                            INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
                             2006       2005       2004       2003       2002
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period         $16.53     $15.73     $14.78     $12.99     $14.28
--------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------
  Net Investment
  Income (Loss)(1)            0.38       0.33       0.28       0.41       0.37
-------------------------
  Net Realized and
  Unrealized Gain (Loss)      1.40       0.80       0.98       1.66      (1.29)
--------------------------------------------------------------------------------
  Total From
  Investment Operations       1.78       1.13       1.26       2.07      (0.92)
--------------------------------------------------------------------------------
Distributions
-------------------------
  From Net
  Investment Income          (0.38)     (0.33)     (0.31)     (0.28)     (0.37)
-------------------------
  From Net
  Realized Gains             (0.89)        --         --         --         --
--------------------------------------------------------------------------------
  Total Distributions        (1.27)     (0.33)     (0.31)     (0.28)     (0.37)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period               $17.04     $16.53     $15.73     $14.78     $12.99
================================================================================
  TOTAL RETURN(2)            11.26%      7.17%      8.61%     16.13%     (6.54)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                    0.70%      0.70%      0.70%      0.70%      0.70%
-------------------------
Ratio of Net Investment
Income (Loss) to
Average Net Assets            2.33%      2.09%      1.85%      2.16%      2.66%
-------------------------
Portfolio Turnover Rate        197%       206%       204%       133%       108%
-------------------------
Net Assets, End of Period
(in thousands)               $1,228     $1,237       $225       $155    $16,245
--------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
29

Balanced - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
--------------------------------------------------------------------------------
                                               ADVISOR CLASS
--------------------------------------------------------------------------------
                             2006       2005       2004       2003       2002
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period         $16.52     $15.72     $14.77     $12.97     $14.27
--------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------
  Net Investment
  Income (Loss)(1)            0.31       0.27       0.22       0.22       0.31
-------------------------
  Net Realized and
  Unrealized Gain (Loss)      1.39       0.78       0.97       1.80      (1.30)
--------------------------------------------------------------------------------
  Total From
  Investment Operations       1.70       1.05       1.19       2.02      (0.99)
--------------------------------------------------------------------------------
Distributions
-------------------------
  From Net
  Investment Income          (0.31)     (0.25)     (0.24)     (0.22)     (0.31)
-------------------------
  From Net
  Realized Gains             (0.89)        --         --         --         --
--------------------------------------------------------------------------------
  Total Distributions        (1.20)     (0.25)     (0.24)     (0.22)     (0.31)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period               $17.02     $16.52     $15.72     $14.77     $12.97
================================================================================
  TOTAL RETURN(2)            10.71%      6.70%      8.11%     15.74%     (7.04)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                    1.15%      1.15%      1.15%      1.15%      1.15%
-------------------------
Ratio of Net Investment
Income (Loss) to
Average Net Assets            1.88%      1.64%      1.40%      1.71%      2.21%
-------------------------
Portfolio Turnover Rate        197%       206%       204%       133%       108%
-------------------------
Net Assets, End of Period
(in thousands)              $15,889    $16,189    $16,439    $17,482    $13,985
--------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
30

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders, American Century Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Balanced Fund, (the "Fund"), one of the mutual funds comprising American Century Mutual Funds, Inc., as of October 31, 2006,
and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Balanced Fund as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 14, 2006

------
31

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century Investment Management, Inc. (ACIM); the fund's principal underwriter, American Century Investment Services, Inc. (ACIS); and
the fund's transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly owned subsidiaries, including
ACIM, ACIS, and ACS. The directors serve in this capacity for seven registered investment companies in the American Century family of funds.

All persons named as officers of the fund also serve in a similar capacity for the other 14 investment companies advised by ACIM or American Century Global
Investment Management, Inc. (ACGIM), unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1980
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Formerly Chief Executive
Officer/Treasurer, Associated Bearings Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, Ph.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
D.D. (DEL) HOCK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1935
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc
--------------------------------------------------------------------------------
JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUND: Advisory Board Member
FIRST YEAR OF SERVICE: 2006
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Principal, Plaza Belmont LLC; Chief
Financial Officer, Plaza Belmont LLC (September 1999 to July 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Saia, Inc. and Entertainment
Properties Trust
--------------------------------------------------------------------------------

                                                                    (continued)

------
32

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
FIRST YEAR OF SERVICE: 1995
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Retired Chairman of the Board, Butler Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer
and Founder, Sayers40, Inc., a technology products and service provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Triad Hospitals, Inc.
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1994
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2001
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company (1992 to December 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR.(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1958
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Director and Controlling
Shareholder, ACC; Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1959
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1990
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, ACC (January 2005 to
present); Co-Chairman, ACC (September 2000 to December 2004); Chairman, ACS and
other ACC subsidiaries (April 2005 to September 2006); Director, ACC, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1) James E. Stowers, Jr. is the father of James E. Stowers III.

                                                                    (continued)

------
33

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC
(September 2000 to present); President, ACC (June 1997 to present); Also serves as: Chairman, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; Chief Executive
Officer, ACIM, ACGIM, ACIS and other ACC subsidiaries (October 2000 to October
2006); President, ACIM, ACGIM and other ACC subsidiaries (September 2002 to
September 2006); Executive Vice President, ACS (January 2005 to September 2006);
Director, ACC, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
JONATHAN THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Executive Vice President
FIRST YEAR OF SERVICE: 2005
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(February 2006 to present); Executive Vice President, ACC (November 2005 to present); Also serves as: President and Chief Executive Officer, ACS; Chief
Financial Officer and Chief Accounting Officer, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; Managing Director, Morgan Stanley (March 2000 to November
2005)
--------------------------------------------------------------------------------
MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer and Senior Vice President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006); Also serves as: Senior Vice President, ACS
--------------------------------------------------------------------------------
DAVID C. TUCKER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1958
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (February 2001
to present); General Counsel, ACC (June 1998 to present); Also serves as: Senior
Vice President and General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present); Controller, various American Century funds (June 1997 to September
2006)
--------------------------------------------------------------------------------
C. JEAN WADE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1964
POSITION(S) HELD WITH FUNDS: Controller
FIRST YEAR OF SERVICE: 2006
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present)
--------------------------------------------------------------------------------
JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACC (August
2006 to present); Vice President, ACC and certain ACC subsidiaries (October 2001 to August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006);
Also serves as: Senior Vice President, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

------
34

Approval of Management Agreement for Balanced

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the "15(c)
Providers") concerning Balanced (the "fund") and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund under the management agreement;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the fund to the cost of owning a similar fund;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the fund's board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

                                                                    (continued)

------
35

Approval of Management Agreement for Balanced

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors' decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity.
In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies.
In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund. The Directors also review detailed performance information during the 15(c) Process comparing the fund's performance with that of similar funds not managed by the advisor. If performance

                                                                    (continued)

------
36

Approval of Management Agreement for Balanced

concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The fund's performance for both the one and three year periods was above the median for its peer group.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices and that the advisor was not implicated in the industry scandals of 2003 and 2004.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, the expenses incurred by the advisor in providing various functions to the fund, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee break-

                                                                    (continued)

------
37

Approval of Management Agreement for Balanced

points as the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group.
The unified fee charged to shareholders of the fund was below the median of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to

                                                                    (continued)

------
38

Approval of Management Agreement for Balanced

serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

------
39

Share Class Information

Three classes of shares are authorized for sale by the fund: Investor Class,
Institutional Class, and Advisor Class. The total expense ratio of Institutional
Class shares is lower than that of Investor Class shares. The total expense ratio of Advisor Class shares is higher than that of Investor Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of
Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors.
Advisor Class shares are subject to a 0.50% annual Rule 12b-1 distribution and service fee. The total expense ratio of Advisor Class shares is 0.25% higher than the total expense ratio of Investor Class shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

------
40

Additional Information

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American
Century's website at americancentury.com and on the Securities and Exchange
Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

                                                                    (continued)

------
41

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The BLENDED INDEX is considered the benchmark for Balanced. It combines two widely known indices in proportion to the asset mix of the fund. Accordingly,
60% of the index is represented by the S&P 500 Index, which reflects the approximately 60% of the fund's assets invested in stocks. The old blended index's remaining 40% was represented by the Lehman Brothers U.S. Aggregate
Index, which reflects the roughly 40% of the fund's assets invested in fixed-income securities. However, the new blended index's remaining 40% is represented by the Citigroup US Broad Investment-Grade Bond Index. The change in the blended index better represents the fund's portfolio composition.

The CITIGROUP US BROAD INVESTMENT-GRADE (BIG) BOND INDEX is a
market-capitalization-weighted index that includes fixed-rate Treasury, government-sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

The LEHMAN BROTHERS U.S. AGENCY INDEX is composed of those securities included in the Lehman Brothers U.S. Aggregate Index that are public obligations of U.S.
government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

The LEHMAN BROTHERS U.S. AGGREGATE INDEX represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S.
dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The LEHMAN BROTHERS U.S. CORPORATE INDEX is composed of those securities included in the Lehman Brothers U.S. Aggregate Index that are U.S.
dollar-denominated, investment-grade, fixed-rate, taxable securities sold by industrial, utility and financial issuers.

The LEHMAN BROTHERS U.S. FIXED-RATE MORTGAGE-BACKED SECURITIES (MBS) INDEX is
the MBS Fixed-Rate component of the Lehman Brothers U.S. Aggregate Index. It covers the mortgage-backed pass-through securities of the Government National
Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA),
and the Federal Home Loan Mortgage Corporation (FHLMC).

The LEHMAN BROTHERS U.S. TREASURY INDEX is composed of those securities included in the Lehman Brothers U.S. Aggregate Index that are public obligations of the
U.S. Treasury with a remaining maturity of one year or more.

The NASDAQ COMPOSITE INDEX is a market value-weighted index of all domestic and international common stocks listed on the Nasdaq stock market.

                                                                    (continued)

------
42

Index Definitions

The RUSSELL 2000(reg.tm) INDEX is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

------
43

Notes

------
44

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
                                                                  COMPANIES

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

                         American Century Investment Services, Inc., Distributor

0612                     (c)2006 American Century Proprietary Holdings, Inc.
SH-ANN-52269S            All rights reserved.

[front cover]

American Century Investments

Annual Report
October 31, 2006

[photo of winter scene]

Veedot(reg.tm) Fund

[american century investments logo and text logo]

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
FOUNDER
AMERICAN CENTURY COMPANIES, INC.

/s/James E. Stowers III
James E. Stowers III
CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

We are pleased to provide you with the annual report for the American Century
Veedot fund for the 12 months ended October 31, 2006. We hope you find this information helpful in monitoring your investment. Another useful resource we offer is our website, americancentury.com, where we post quarterly portfolio commentaries, the views of senior investment officers and analysts, and other communications about investments, portfolio strategy, personal finance, and the markets.

In its most recent rankings, Dalbar --  which issues customer satisfaction ratings and rankings based on website functionality -- ranked
americancentury.com seventh out of the sites provided by the top 25 fund companies that it believes lead the industry in web-based technology. Our website earned an "Excellent" rating, Dalbar's highest designation.

For most of 2006, our website has linked visitors to information explaining our strategic collaboration with Lance Armstrong and the Lance Armstrong Foundation
(LAF). This campaign, featuring Lance, is designed to encourage investors to take a more active role in planning their financial futures and make every investment decision count. To learn more about the collaboration and the LAF, please visit americancentury.com or www.lanceface.com on the Web and click on the links to related sites.

With the approach of year end and the 2006 tax season, you can also find out more about December fund distributions and tax information via a link from our website. We've posted December distribution estimates for over 50 funds, answers to frequent distribution questions, and online descriptions of all of the tax information we provide to investors.

If you haven't visited americancentury.com yet, we encourage you to do so...it's there to serve you. And so are we. As always, we deeply appreciate your commitment to American Century Investments.

Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
   One-Year Total Returns . . . . . . . . . . . . . . . . . . . . . . . . . 2

VEEDOT

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Market Perspective

[photo of Chief Investment Officer]

BY MARK MALLON, CHIEF INVESTMENT OFFICER, AMERICAN CENTURY INVESTMENTS

ECONOMIC GROWTH SURGED, THEN MODERATED

Economic growth -- along with commodity prices, short-term interest rates, and inflation -- surged early in the 12-month period ended October 31, 2006. But growth and inflation moderated in the period's second half, which saw the
Federal Reserve end its two-year string of interest rate hikes.

After a hurricane-related slowdown in the fourth quarter of 2005, U.S. gross domestic product grew in the first quarter of 2006 at a 5.6% annualized pace, the highest level in more than two years. The Fed steadily raised short-term interest rates through June to keep inflation in check, including pressures from soaring commodity prices. The Fed finally snapped its string of rate hikes in
August 2006, leaving its target at 5.25%, a five-year high. By then, economic growth had slowed, dragged down in part by a cooling housing market.

BEST FISCAL-YEAR STOCK RETURNS SINCE 2003

The Fed's pause and expectations for lower interest rates and mild inflation going forward helped produce the best U.S. stock returns for a 12-month fiscal period ended October 31 since 2003. Market rallies beginning and ending the period offset a late-spring/early-summer selloff. Growth stocks flourished in the latter rally, but value stocks outperformed growth for the full reporting period. Likewise, though large-cap stocks gained ground late in the period, small-caps posted higher returns for the entire 12-month stretch.

In the first half of the 12-month period, investors celebrated a dip in crude oil prices and strong economic growth by pushing stock prices higher. The small-cap Russell 2000 Index led the way, surging 18.91%. Sentiment changed in early May, however, when the Fed made it clear that more interest rate hikes might be necessary to control inflation. Between April 30 and July 15, the S&P
500 fell 5.28%, and the Russell 2000 more than doubled that loss as investors desired larger, more stable companies.

The selloff ended in late July after Fed chairman Ben Bernanke predicted inflation would moderate. The Fed's subsequent rate pause in August and plunging energy prices allowed stocks to rebound nicely in the last three months of the reporting period.

ONE-YEAR TOTAL RETURNS
AS OF OCTOBER 31, 2006
--------------------------------------------------------------------------------
S&P 500 Index                                                16.34%
--------------------------------------------------------------------------------
Dow Jones Industrial Average                                 18.47%
--------------------------------------------------------------------------------
Nasdaq Composite Index                                       12.48%
--------------------------------------------------------------------------------

------
2

Veedot - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2006
                                           ----------------------
                                           AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                        SINCE        INCEPTION
                                  1 YEAR    5 YEARS    INCEPTION       DATE
--------------------------------------------------------------------------------
INVESTOR CLASS                                                       11/30/99
    Before redemption fee        10.77%     7.38%       3.08%
    Net of redemption fee(1)      8.56%     7.38%       3.08%
--------------------------------------------------------------------------------
RUSSELL 3000 INDEX(2)            16.37%     8.35%       2.57%           --
--------------------------------------------------------------------------------
Institutional Class                                                   8/1/00
    Before redemption fee        11.01%     7.61%       0.34%
    Net of redemption fee(1)      8.79%     7.61%       0.34%
--------------------------------------------------------------------------------
(1) Returns reflect the deduction of a 2.00% redemption fee, incurred if shares were redeemed within the first five years after purchase.

(2) Data provided by Lipper Inc. -- A Reuters Company. (c) 2006 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund's investment process may involve high portfolio turnover and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

(continued)

------
3

Veedot - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made November 30, 1999

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended October 31
--------------------------------------------------------------------------------
                          2000*    2001     2002    2003   2004    2005    2006
--------------------------------------------------------------------------------
Investor Class
(before redemption fee)  18.40%  -27.03%  -12.73%  32.36%  1.40%  10.08%  10.77%
--------------------------------------------------------------------------------
Russell 3000 Index        6.65%  -25.17%  -14.35%  23.69%  9.51%  10.60%  16.37%
--------------------------------------------------------------------------------
*From 11/30/99, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund's investment process may involve high portfolio turnover and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

Veedot - Portfolio Commentary

PORTFOLIO MANAGER: JOHN SMALL JR.

PERFORMANCE SUMMARY

Veedot gained 10.77%* during the 12-month period ended October 31, 2006, trailing the 16.37% return of its broad market benchmark, the Russell 3000
Index.

A pause in Federal Reserve interest rate hikes and expectations for lower interest rates and mild inflation going forward helped produce U.S. stock index returns in the 10-25% range for the 12-month period, despite a sizeable market selloff from mid-May to mid-June 2006. After almost doubling the return of its benchmark in the first half of the reporting period, the portfolio struggled on both an absolute and relative basis after the selloff.

Our systematic investment process guides us to stocks that show acceleration in earnings and revenue and does not reflect any consideration of external benchmark sector, industry, or individual stock weights. In the first half of the reporting period, our process led us to overweight positions in numerous sectors -- especially industrials and materials -- that had enjoyed sound financial growth. Strong returns in those sectors in the first half of the period reflected that growth.

However, the market's selloff and an ensuing rebound late in the period encompassed a broad shift away from the sectors that had worked well in early
2006. As a result, several of the stocks and sectors responsible for Veedot's surge in the first half of the reporting period detracted from performance in the second half of the period. In addition, investors generally did not favor growth and momentum factors, such as accelerating stock prices or financial results. Veedot relies heavily on such factors in its investment process.
The recent volatility is not unusual for Veedot; that's one of the expected trade-offs for high potential long-term returns. Despite its struggles at the end of the reporting period, Veedot's 3.08% average annual return since its
November 30, 1999, inception surpassed the 2.57% return of its benchmark for the same period.

ENERGY PICKS SUFFERED

We gradually reduced our exposure to the energy sector as the period progressed and energy prices declined. Nonetheless, an overweight position in the sector hurt the portfolio's relative return, and three of our 10 worst relative performers came from that sector, including overweights in several smaller oil and gas producers. Veedot also suffered from an underweight stake in Exxon
Mobil, which surged 30% in the reporting period.

One of the smaller producers, Blue Dolphin Energy, highlighted the market's bumpy transition in May 2006. The small-

TOP TEN HOLDINGS
AS OF OCTOBER 31, 2006
--------------------------------------------------------------------------------
                                              % OF               % OF
                                           NET ASSETS         NET ASSETS
                                              AS OF              AS OF
                                            10/31/06            4/30/06
--------------------------------------------------------------------------------
Geo Group Inc. (The)                          2.6%               1.4%
--------------------------------------------------------------------------------
Tempur-Pedic International Inc.               1.6%                 --
--------------------------------------------------------------------------------
AT&T Inc.                                     1.5%               1.0%
--------------------------------------------------------------------------------
WellCare Health Plans Inc.                    1.4%                 --
--------------------------------------------------------------------------------
FactSet Research Systems Inc.                 1.4%               1.0%
--------------------------------------------------------------------------------
Capital Trust Inc. Cl A                       1.4%                 --
--------------------------------------------------------------------------------
Cisco Systems Inc.                            1.3%               1.0%
--------------------------------------------------------------------------------
Triad Guaranty Inc.                           1.2%                 --
--------------------------------------------------------------------------------
HEICO Corp.                                   1.2%               1.1%
--------------------------------------------------------------------------------
Entertainment Properties Trust                1.1%                 --
--------------------------------------------------------------------------------

*All fund returns referenced in this commentary are for Investor Class shares and are not reduced by any redemption fees.

(continued)

------
5

Veedot - Portfolio Commentary

cap company's shares actually surged 79% for the full reporting period. But after nearly quadrupling in early April, the company's shares lost half their value between mid-April and mid-May. We purchased the stock on its upswing in late April and sold our stake by the end of May, but not before enduring its quick decline.

Within health care, Veedot's worst relative performer, NPS Pharmaceuticals, fell
38% in one trading session in early March. The share decline occurred after the
U.S. Food and Drug Administration requested additional clinical information concerning an osteoporosis drug the company wants to market. Our technical process flags such precipitous declines, and we quickly shed our position in the company.

TOP HOLDING LED RETURNS

Geo Group, one of the portfolio's five heaviest average individual holdings and one of our biggest overweight stakes, topped the list of leading relative and absolute performers by a substantial margin. Shares in the Florida-based operator of correctional facilities soared 161% in the period, primarily resulting from strong earnings growth. Our position in Geo Group explained the bulk of our relative outperformance in the industrials sector.

We also reaped relative and absolute gains from the information technology sector, despite maintaining a detrimental overweight position in the sector.
Several picks in the electronic equipment and computer industries boosted performance. But Anadigics, a New Jersey-based producer of integrated circuits and radio frequency solutions for wireless handset and broadband applications, provided the biggest individual contribution from the sector. Its shares rose
141% amid booming demand for the company's products.

PORTFOLIO OBJECTIVE & EXPECTATIONS

Veedot is best-suited for investors who can tolerate short-term share price fluctuation as the fund seeks long-term capital growth. Using a systematic and technically driven investment process, we focus on finding companies whose fundamental characteristics meet strict requirements for accelerating earnings and revenue growth. For inclusion into the portfolio, such companies also must have historical stock price performance that suggests impending share price appreciation.

We believe Veedot is poised for solid returns if the market rebound that began late in the reporting period persists and predictions for Federal Reserve rate cuts in 2007 prove correct.

TOP FIVE INDUSTRIES
AS OF OCTOBER 31, 2006
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        10/31/06               4/30/06
--------------------------------------------------------------------------------
Real Estate Investment Trusts             6.1%                    --
--------------------------------------------------------------------------------
Software                                  5.6%                  5.0%
--------------------------------------------------------------------------------
Semiconductors &
Semiconductor Equipment                   4.9%                  3.5%
--------------------------------------------------------------------------------
Communications Equipment                  4.9%                  5.3%
--------------------------------------------------------------------------------
Machinery                                 4.3%                  2.7%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                         AS OF                 AS OF
                                        10/31/06               4/30/06
--------------------------------------------------------------------------------
Domestic Common Stocks                   85.5%                 85.4%
--------------------------------------------------------------------------------
Foreign Common Stocks*                   11.2%                  3.6%
--------------------------------------------------------------------------------
Foreign Preferred Stocks                  0.8%                    --
--------------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                    97.5%                 89.0%
--------------------------------------------------------------------------------
Temporary Cash Investments                2.9%                  0.9%
--------------------------------------------------------------------------------
Other Assets and Liabilities            (0.4%)                 10.1%
--------------------------------------------------------------------------------
*Includes depositary shares, dual listed securities and foreign ordinary shares.

------
6

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2006 to October 31, 2006.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional
Class shares of the American Century Diversified Bond Fund, in an American
Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all
PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell
Education Savings Accounts and IRAs (including traditional, Roth, Rollover,
SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century
Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online.
If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical

(continued)

------
7

Shareholder Fee Example (Unaudited)

example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                                    EXPENSES PAID
                      BEGINNING         ENDING      DURING PERIOD*   ANNUALIZED
                    ACCOUNT VALUE   ACCOUNT VALUE      5/1/06 -        EXPENSE
                       5/1/06          10/31/06        10/31/06         RATIO*
--------------------------------------------------------------------------------
VEEDOT SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
 Investor Class        $1,000           $955.10         $6.80           1.38%
--------------------------------------------------------------------------------
 Institutional
 Class                 $1,000           $957.10         $5.82           1.18%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
 Investor Class        $1,000         $1,018.25         $7.02           1.38%
--------------------------------------------------------------------------------
 Institutional
 Class                 $1,000         $1,019.26         $6.01           1.18%
--------------------------------------------------------------------------------
*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
8

Veedot - Schedule of Investments

OCTOBER 31, 2006

Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 96.7%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 3.0%
--------------------------------------------------------------------------------
  53,500    HEICO Corp.                                          $   1,940,980
--------------------------------------------------------------------------------
  22,000    Precision Castparts Corp.                                1,497,320
--------------------------------------------------------------------------------
  36,000    Teledyne Technologies Inc.(1)                            1,501,920
--------------------------------------------------------------------------------
                                                                     4,940,220
--------------------------------------------------------------------------------
BIOTECHNOLOGY - 1.7%
--------------------------------------------------------------------------------
  30,000    Digene Corp.(1)                                          1,392,900
--------------------------------------------------------------------------------
  42,000    MedImmune, Inc.(1)                                       1,345,680
--------------------------------------------------------------------------------
                                                                     2,738,580
--------------------------------------------------------------------------------
BUILDING PRODUCTS - 0.9%
--------------------------------------------------------------------------------
  23,500    NCI Building Systems Inc.(1)                             1,406,475
--------------------------------------------------------------------------------
CAPITAL MARKETS - 1.8%
--------------------------------------------------------------------------------
  68,000    Janus Capital Group Inc.                                 1,365,440
--------------------------------------------------------------------------------
  20,500    Morgan Stanley                                           1,566,815
--------------------------------------------------------------------------------
                                                                     2,932,255
--------------------------------------------------------------------------------
CHEMICALS - 0.9%
--------------------------------------------------------------------------------
  55,500    Lyondell Chemical Co.                                    1,424,685
--------------------------------------------------------------------------------
COMMERCIAL BANKS - 0.9%
--------------------------------------------------------------------------------
  71,500    Sun Bancorp Inc.(1)                                      1,485,055
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 3.4%
--------------------------------------------------------------------------------
 112,500    Geo Group Inc. (The)(1)                                  4,275,000
--------------------------------------------------------------------------------
  64,500    Korn/Ferry International(1)                              1,426,095
--------------------------------------------------------------------------------
                                                                     5,701,095
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 4.9%
--------------------------------------------------------------------------------
  46,500    Avocent Corp.(1)                                         1,707,015
--------------------------------------------------------------------------------
  90,500    Cisco Systems Inc.(1)                                    2,183,765
--------------------------------------------------------------------------------
  41,000    CommScope Inc.(1)                                        1,308,310
--------------------------------------------------------------------------------
  56,000    Polycom Inc.(1)                                          1,534,400
--------------------------------------------------------------------------------
  12,000    Research In Motion Ltd.(1)                               1,409,760
--------------------------------------------------------------------------------
                                                                     8,143,250
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS - 2.9%
--------------------------------------------------------------------------------
 211,500    Brocade
            Communications System(1)                                 1,715,265
--------------------------------------------------------------------------------
  27,000    Lexmark
            International, Inc. Cl A(1)                              1,716,930
--------------------------------------------------------------------------------
  65,500    QLogic Corp.(1)                                          1,347,990
--------------------------------------------------------------------------------
                                                                     4,780,185
--------------------------------------------------------------------------------
CONSUMER FINANCE - 1.0%
--------------------------------------------------------------------------------
  25,000    First Marblehead Corp. (The)                             1,686,250
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING - 1.7%
--------------------------------------------------------------------------------
 137,000    Caraustar Industries Inc.(1)                             1,483,710
--------------------------------------------------------------------------------
  32,500    Silgan Holdings Inc.                                     1,344,525
--------------------------------------------------------------------------------
                                                                     2,828,235
--------------------------------------------------------------------------------
Shares                                                              Value
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 2.1%
--------------------------------------------------------------------------------
  30,000    Bank of America Corp.                                $   1,616,100
--------------------------------------------------------------------------------
  21,000    IntercontinentalExchange Inc.(1)                         1,772,820
--------------------------------------------------------------------------------
                                                                     3,388,920
--------------------------------------------------------------------------------
DIVERSIFIED
TELECOMMUNICATION SERVICES - 2.3%
--------------------------------------------------------------------------------
  71,000    AT&T Inc.                                                2,431,750
--------------------------------------------------------------------------------
  78,500    Eschelon Telecom Inc.(1)                                 1,391,020
--------------------------------------------------------------------------------
                                                                     3,822,770
--------------------------------------------------------------------------------
ELECTRIC UTILITIES - 2.5%
--------------------------------------------------------------------------------
  32,500    American Electric Power                                  1,346,475
--------------------------------------------------------------------------------
  39,500    ITC Holdings Corp.                                       1,403,040
--------------------------------------------------------------------------------
  30,500    Pinnacle West Capital Corp.                              1,458,205
--------------------------------------------------------------------------------
                                                                     4,207,720
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.8%
--------------------------------------------------------------------------------
  76,000    LSI Industries Inc.                                      1,364,200
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT
& INSTRUMENTS - 2.5%
--------------------------------------------------------------------------------
  24,000    Anixter International Inc.(1)                            1,434,240
--------------------------------------------------------------------------------
 113,500    Flextronics International Ltd.(1)                        1,316,600
--------------------------------------------------------------------------------
  44,000    ScanSource, Inc.(1)                                      1,381,160
--------------------------------------------------------------------------------
                                                                     4,132,000
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES - 1.7%
--------------------------------------------------------------------------------
  43,000    Gulfmark Offshore Inc.(1)                                1,484,790
--------------------------------------------------------------------------------
  38,000    Hercules Offshore Inc.(1)                                1,353,560
--------------------------------------------------------------------------------
                                                                     2,838,350
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING - 0.8%
--------------------------------------------------------------------------------
  40,500    SUPERVALU INC.                                           1,352,700
--------------------------------------------------------------------------------
FOOD PRODUCTS - 1.1%
--------------------------------------------------------------------------------
  35,500    Ralcorp Holdings, Inc.(1)                                1,755,475
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES - 4.2%
--------------------------------------------------------------------------------
  29,500    Baxter International, Inc.                               1,356,115
--------------------------------------------------------------------------------
  24,500    Hillenbrand Industries, Inc.                             1,437,660
--------------------------------------------------------------------------------
  95,000    I-Flow Corp.(1)                                          1,473,450
--------------------------------------------------------------------------------
  15,000    Idexx Laboratories, Inc.(1)                              1,248,150
--------------------------------------------------------------------------------
  83,500    Natus Medical Inc.(1)                                    1,386,935
--------------------------------------------------------------------------------
                                                                     6,902,310
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES - 3.0%
--------------------------------------------------------------------------------
  21,500    Humana Inc.(1)                                           1,290,000
--------------------------------------------------------------------------------
  39,500    WellCare Health Plans Inc.(1)                            2,320,625
--------------------------------------------------------------------------------
  17,000    WellPoint Inc.(1)                                        1,297,440
--------------------------------------------------------------------------------
                                                                     4,908,065
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 2.6%
--------------------------------------------------------------------------------
  47,500    Ambassadors Group Inc.                                   1,301,025
--------------------------------------------------------------------------------
  38,000    Ambassadors International Inc.                           1,482,000
--------------------------------------------------------------------------------
  38,000    McDonald's Corporation                                   1,592,960
--------------------------------------------------------------------------------
                                                                     4,375,985
--------------------------------------------------------------------------------

See Notes to Financial Statements.

(continued)

------
9

Veedot - Schedule of Investments

OCTOBER 31, 2006

Shares                                                               Value
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES - 1.6%
--------------------------------------------------------------------------------
 136,000    Tempur-Pedic International Inc.(1)                   $   2,684,640
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS - 1.0%
--------------------------------------------------------------------------------
  21,500    Energizer Holdings Inc.(1)                               1,680,225
--------------------------------------------------------------------------------
INSURANCE - 3.5%
--------------------------------------------------------------------------------
  41,000    HCC Insurance Holdings, Inc.                             1,380,060
--------------------------------------------------------------------------------
  51,500    National Interstate Corp.                                1,451,270
--------------------------------------------------------------------------------
  29,500    St. Paul Travelers
            Companies, Inc. (The)                                    1,508,335
--------------------------------------------------------------------------------
  42,500    United Fire & Casualty Co.                               1,503,650
--------------------------------------------------------------------------------
                                                                     5,843,315
--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL - 1.0%
--------------------------------------------------------------------------------
  41,500    Priceline.com Inc.(1)                                    1,672,035
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES - 1.7%
--------------------------------------------------------------------------------
  77,500    Open Text Corp.(1)                                       1,401,200
--------------------------------------------------------------------------------
  83,500    Vocus Inc.(1)                                            1,354,370
--------------------------------------------------------------------------------
                                                                     2,755,570
--------------------------------------------------------------------------------
IT SERVICES - 0.8%
--------------------------------------------------------------------------------
  27,500    Fiserv, Inc.(1)                                          1,358,500
--------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES - 1.0%
--------------------------------------------------------------------------------
  38,000    Illumina, Inc.(1)                                        1,670,480
--------------------------------------------------------------------------------
MACHINERY - 4.3%
--------------------------------------------------------------------------------
  46,000    CIRCOR International Inc.                                1,516,620
--------------------------------------------------------------------------------
  37,000    Mueller Industries Inc.                                  1,356,790
--------------------------------------------------------------------------------
  27,000    Paccar Inc.                                              1,598,670
--------------------------------------------------------------------------------
  16,000    Parker-Hannifin Corp.                                    1,338,080
--------------------------------------------------------------------------------
  61,500    Sun Hydraulics Corp.                                     1,321,020
--------------------------------------------------------------------------------
                                                                     7,131,180
--------------------------------------------------------------------------------
MARINE - 0.9%
--------------------------------------------------------------------------------
  95,000    Diana Shipping Inc.                                      1,420,250
--------------------------------------------------------------------------------
MEDIA - 1.7%
--------------------------------------------------------------------------------
  45,500    Scholastic Corp.(1)                                      1,429,610
--------------------------------------------------------------------------------
  44,000    Walt Disney Co. (The)                                    1,384,240
--------------------------------------------------------------------------------
                                                                     2,813,850
--------------------------------------------------------------------------------
METALS & MINING - 3.4%
--------------------------------------------------------------------------------
  17,500    Allegheny Technologies Inc.                              1,377,775
--------------------------------------------------------------------------------
  14,500    Phelps Dodge Corp.                                       1,455,510
--------------------------------------------------------------------------------
  29,000    Southern Copper Corp.                                    1,490,020
--------------------------------------------------------------------------------
  45,000    Universal Stainless & Alloy(1)                           1,367,550
--------------------------------------------------------------------------------
                                                                     5,690,855
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS - 3.3%
--------------------------------------------------------------------------------
  34,000    Arena Resources Inc.(1)                                  1,214,480
--------------------------------------------------------------------------------
  22,000    China Petroleum &
            Chemical Corp. ADR                                       1,526,140
--------------------------------------------------------------------------------
  29,000    Swift Energy Co.(1)                                      1,354,880
--------------------------------------------------------------------------------
  29,500    Tsakos Energy Navigation Ltd.                            1,308,030
--------------------------------------------------------------------------------
                                                                     5,403,530
--------------------------------------------------------------------------------
Shares                                                              Value
--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS - 0.9%
--------------------------------------------------------------------------------
  82,500    Votorantim Celulose e
            Papel SA ADR                                         $   1,505,625
--------------------------------------------------------------------------------
PHARMACEUTICALS - 4.3%
--------------------------------------------------------------------------------
  12,000    Allergan, Inc.                                           1,386,000
--------------------------------------------------------------------------------
  93,500    Bradley Pharmaceuticals Inc.(1)                          1,626,900
--------------------------------------------------------------------------------
  84,000    Dr. Reddy's
            Laboratories Ltd. ADR                                    1,411,200
--------------------------------------------------------------------------------
  38,500    Medicis
            Pharmaceutical Corp. Cl A                                1,349,040
--------------------------------------------------------------------------------
  50,000    Watson Pharmaceuticals, Inc.(1)                          1,345,500
--------------------------------------------------------------------------------
                                                                     7,118,640
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS - 6.1%
--------------------------------------------------------------------------------
  39,500    Brandywine Realty Trust                                  1,317,720
--------------------------------------------------------------------------------
  50,500    Capital Trust Inc. Cl A                                  2,247,755
--------------------------------------------------------------------------------
  34,000    Entertainment Properties Trust                           1,870,000
--------------------------------------------------------------------------------
  59,500    Host Hotels & Resorts Inc.                               1,372,070
--------------------------------------------------------------------------------
 171,000    Luminent Mortgage Capital, Inc.                          1,814,310
--------------------------------------------------------------------------------
  89,500    Omega Healthcare Investors Inc.                          1,510,760
--------------------------------------------------------------------------------
                                                                    10,132,615
--------------------------------------------------------------------------------
SEMICONDUCTORS &
SEMICONDUCTOR EQUIPMENT - 4.9%
--------------------------------------------------------------------------------
  94,000    Advanced Energy
            Industries, Inc.(1)                                      1,477,680
--------------------------------------------------------------------------------
  63,500    ASML Holding N.V.
            New York Shares(1)                                       1,450,340
--------------------------------------------------------------------------------
  29,500    Diodes Inc.(1)                                           1,299,180
--------------------------------------------------------------------------------
  77,500    Rudolph Technologies Inc.(1)                             1,368,650
--------------------------------------------------------------------------------
 275,000    TriQuint Semiconductor, Inc.(1)                          1,237,500
--------------------------------------------------------------------------------
 102,000    Ultra Clean Holdings(1)                                  1,331,100
--------------------------------------------------------------------------------
                                                                     8,164,450
--------------------------------------------------------------------------------
SOFTWARE - 5.6%
--------------------------------------------------------------------------------
  45,000    FactSet Research Systems Inc.                            2,290,500
--------------------------------------------------------------------------------
  42,500    Hyperion Solutions Corp.(1)                              1,589,500
--------------------------------------------------------------------------------
  67,500    Parametric Technology Corp.(1)                           1,318,950
--------------------------------------------------------------------------------
  81,500    Shanda Interactive
            Entertainment Ltd. ADR(1)                                1,203,755
--------------------------------------------------------------------------------
  77,000    Smith Micro Software Inc.(1)                             1,309,770
--------------------------------------------------------------------------------
  61,000    Sybase, Inc.(1)                                          1,485,350
--------------------------------------------------------------------------------
                                                                     9,197,825
--------------------------------------------------------------------------------
TEXTILES, APPAREL
& LUXURY GOODS - 0.9%
--------------------------------------------------------------------------------
  43,000    Unifirst Corporation                                     1,550,150
--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE - 1.2%
--------------------------------------------------------------------------------
  39,500    Triad Guaranty Inc.(1)                                   2,034,645
--------------------------------------------------------------------------------

See Notes to Financial Statements.

(continued)

------
10

Veedot - Schedule of Investments

OCTOBER 31, 2006

Shares                                                               Value
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION  SERVICES - 1.9%
--------------------------------------------------------------------------------
  31,500    Millicom International
            Cellular SA(1)                                       $   1,571,220
--------------------------------------------------------------------------------
  33,000    Philippine Long Distance
            Telephone ADR                                            1,571,130
--------------------------------------------------------------------------------
                                                                     3,142,350
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $145,375,794)                                                160,085,510
--------------------------------------------------------------------------------
PREFERRED STOCKS - 0.8%
--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS - 0.8%
--------------------------------------------------------------------------------
  25,000    Aracruz Celulose SA ADR
(Cost $1,330,803)                                                    1,375,500
--------------------------------------------------------------------------------
                                                                    Value
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS - 2.9%
--------------------------------------------------------------------------------
Repurchase Agreement, Goldman Sachs  & Co.,
(collateralized by various U.S. Treasury
obligations, 3.125% -- 4.98%, 4/19/07 --
8/15/07, valued at $4,895,615), in a joint
trading account at 5.13%, dated 10/31/06,
due 11/1/06 (Delivery value $4,800,684)
(Cost $4,800,000)                                                $   4,800,000
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES - 100.4%
(Cost $151,506,597)                                                166,261,010
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES - (0.4)%                                (650,092)
--------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                         $165,610,918
================================================================================
NOTES TO SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
ADR = American Depositary Receipt
(1) Non-income producing.

See Notes to Financial Statements.

------
11

Statement of Assets and Liabilities

OCTOBER 31, 2006

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value (cost of $151,506,597)         $166,261,010
----------------------------------------------------------
Receivable for investments sold                                   9,120,764
----------------------------------------------------------
Dividends and interest receivable                                   104,428
--------------------------------------------------------------------------------
                                                                175,486,202
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Disbursements in excess of demand deposit cash                      146,476
----------------------------------------------------------
Payable for investments purchased                                 9,552,640
----------------------------------------------------------
Accrued management fees                                             176,168
--------------------------------------------------------------------------------
                                                                  9,875,284
--------------------------------------------------------------------------------
NET ASSETS                                                     $165,610,918
================================================================================
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                        $220,717,956
----------------------------------------------------------
Accumulated net realized loss on investment and
foreign currency transactions                                  (69,861,451)
----------------------------------------------------------
Net unrealized appreciation on investments                       14,754,413
--------------------------------------------------------------------------------
                                                               $165,610,918
================================================================================
INVESTOR CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                     $154,373,747
----------------------------------------------------------
Shares outstanding                                               25,002,675
----------------------------------------------------------
Net asset value per share                                             $6.17
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                      $11,237,171
----------------------------------------------------------
Shares outstanding                                                1,798,144
----------------------------------------------------------
Net asset value per share                                             $6.25
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------
12

Statement of Operations

YEAR ENDED OCTOBER 31, 2006

--------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
--------------------------------------------------------------------------------
INCOME:
----------------------------------------------------------
Dividends (net of foreign taxes withheld of $19,665)              $1,780,892
----------------------------------------------------------
Interest                                                             164,166
--------------------------------------------------------------------------------
                                                                   1,945,058
--------------------------------------------------------------------------------
EXPENSES:
----------------------------------------------------------
Management fees                                                    2,629,600
----------------------------------------------------------
Directors' fees and expenses                                           2,694
----------------------------------------------------------
Other expenses                                                         4,671
--------------------------------------------------------------------------------
                                                                   2,636,965
--------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                       (691,907)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain (loss) on investment and
foreign currency transactions                                     23,038,039
----------------------------------------------------------
Change in net unrealized appreciation (depreciation)
on investments and translation of assets and
liabilities in foreign currencies                                (3,027,960)
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                           20,010,079
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                        $19,318,172
================================================================================

See Notes to Financial Statements.

------
13

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2006 AND OCTOBER 31, 2005

--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                   2006             2005
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income (loss)                $    (691,907)     $  (1,079,316)
-----------------------------------------
Net realized gain (loss)                        23,038,039         25,010,629
-----------------------------------------
Change in net unrealized
appreciation (depreciation)                    (3,027,960)        (2,501,295)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                       19,318,172         21,430,018
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions               (43,224,906)       (63,930,650)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS         (23,906,734)       (42,500,632)
--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                            189,517,652        232,018,284
--------------------------------------------------------------------------------
End of period                                 $165,610,918       $189,517,652
================================================================================

See Notes to Financial Statements.

------
14

Notes to Financial Statements

OCTOBER 31, 2006

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Veedot Fund (the fund) is one fund in a series issued by the corporation. The fund is non-diversified under the 1940
Act. The fund's investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in common stocks that management believes to have better than average prospects for appreciation. The fund uses an approach to common stock investing developed by American Century.
This approach relies heavily on quantitative tools to identify attractive investment opportunities, regardless of company size, industry type or geographic location, on a disciplined, consistent basis. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class and the
Institutional Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York
Stock Exchange (the Exchange) is open and may also take place on days when the
Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of Directors or its designee if such fair value determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to fair value a security such as: a security has been declared in default;
trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain, are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

(continued)

------
15

Notes to Financial Statements

OCTOBER 31, 2006

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net in vestment income and net realized gains, if any, are generally declared and paid annually.

REDEMPTION -- The fund may impose a 2% redemption fee on shares held less than five years. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

(continued)

------
16

Notes to Financial Statements

OCTOBER 31, 2006

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy (strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the
American Century family of funds, but that have the same investment team and investment strategy.

Effective August 1, 2006, the fund modified its management fee schedule, resulting in lower fee rates and higher breakpoints. There was a reduction of the effective annual management fee for the year ended October 31, 2006 resulting from this change.

Effective August 1, 2006, the annual management fee schedule for each class of the fund is as follows:

--------------------------------------------------------------------------------
                                           INVESTOR          INSTITUTIONAL
                                            CLASS                CLASS
--------------------------------------------------------------------------------
STRATEGY ASSETS
--------------------------------------------------------------------------------
First $500 million                          1.25%                1.05%
--------------------------------------------------------------------------------
Next $500 million                           1.10%                0.90%
--------------------------------------------------------------------------------
Over $1 billion                             1.00%                0.80%
--------------------------------------------------------------------------------

The effective annual management fee for each class of the fund for the year ended October 31, 2006 was 1.45% and 1.25% for the Investor Class and
Institutional Class, respectively.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, American Century Investment
Services, Inc., and the corporation's transfer agent, American Century Services,
LLC.

The fund has a bank line of credit agreement with JPMorgan Chase Bank (JPMCB).
JPMCB is a custodian of the fund and a wholly owned subsidiary of JPMorgan Chase
& Co. (JPM). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Purchase and sales of investment securities, excluding short-term investments, for the year ended October 31, 2006, were $594,271,181 and $640,897,817, respectively.

(continued)

------
17

Notes to Financial Statements

OCTOBER 31, 2006

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:
--------------------------------------------------------------------------------
                                                        SHARES        AMOUNT
--------------------------------------------------------------------------------
INVESTOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2006
SHARES AUTHORIZED                                 200,000,000
================================================================================
Sold                                                1,125,207      $  6,920,171
-------------------------------------------------
Redeemed                                          (8,068,501)   (48,716,333)(1)
--------------------------------------------------------------------------------
Net increase (decrease)                           (6,943,294)     $(41,796,162)
================================================================================
YEAR ENDED OCTOBER 31, 2005
SHARES AUTHORIZED                                 200,000,000
================================================================================
Sold                                                  846,849      $  4,523,633
-------------------------------------------------
Redeemed                                         (12,307,748)   (66,288,038)(2)
--------------------------------------------------------------------------------
Net increase (decrease)                          (11,460,899)     $(61,764,405)
================================================================================
INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2006
SHARES AUTHORIZED                                  50,000,000
================================================================================
Sold                                                  176,461      $  1,106,406
-------------------------------------------------
Redeemed                                            (410,030)    (2,535,150)(3)
--------------------------------------------------------------------------------
Net increase (decrease)                             (233,569)      $(1,428,744)
================================================================================
YEAR ENDED OCTOBER 31, 2005
SHARES AUTHORIZED                                  50,000,000
================================================================================
Sold                                                  166,129      $    917,669
-------------------------------------------------
Redeemed                                            (565,545)       (3,083,914)
--------------------------------------------------------------------------------
Net increase (decrease)                             (399,416)      $(2,166,245)
================================================================================
(1) Net of redemption fees of $98,958.

(2) Net of redemption fees of $334,934.

(3) Net of redemption fees of $1,699.

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a
$500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended
October 31, 2006.

6. RISK FACTORS

The fund's investment process may involve high portfolio turnover and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk.

(continued)

------
18

Notes to Financial Statements

OCTOBER 31, 2006

7. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the fund during the years ended October 31, 2006 and
October 31, 2005.

As of October 31, 2006, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

--------------------------------------------------------------------------------
Federal tax cost of investments                                 $151,573,843
================================================================================
Gross tax appreciation of investments                            $15,855,588
--------------------------------------------------------------
Gross tax depreciation of investments                            (1,168,421)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation) of investments               $14,687,167
================================================================================
Net tax appreciation (depreciation)
on derivatives and translation of assets and
liabilities in foreign currencies                                         --
--------------------------------------------------------------------------------
Net tax appreciation (depreciation)                              $14,687,167
================================================================================
Undistributed ordinary income                                             --
--------------------------------------------------------------
Accumulated capital losses                                     $(69,794,205)
--------------------------------------------------------------------------------

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire as follows:

--------------------------------------------------------------------------------
                      2009                         2010
--------------------------------------------------------------------------------
                  $(37,476,753)                $(32,317,452)
--------------------------------------------------------------------------------

8. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued
Statement of Financial Accounting Standards No. 157, "Fair Value Measurements"
(FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS 157.

------
19

Veedot - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31
--------------------------------------------------------------------------------
                                                INVESTOR CLASS
--------------------------------------------------------------------------------
                               2006       2005       2004       2003       2002
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period            $5.57      $5.06      $4.99      $3.77      $4.32
--------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------
  Net Investment
  Income (Loss)(1)            (0.02)     (0.03)     (0.03)     (0.03)     (0.01)
-------------------------
  Net Realized and
  Unrealized Gain (Loss)        0.62       0.53       0.09       1.24     (0.55)
--------------------------------------------------------------------------------
  Total From
  Investment Operations         0.60       0.50       0.06       1.21     (0.56)
--------------------------------------------------------------------------------
Redemption Fees(1)             --(2)       0.01       0.01       0.01       0.01
--------------------------------------------------------------------------------
Net Asset Value,
End of Period                  $6.17      $5.57      $5.06      $4.99      $3.77
================================================================================
  TOTAL RETURN(3)             10.77%     10.08%      1.40%     32.36%   (12.73)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to
Average Net Assets             1.45%      1.50%      1.50%      1.50%      1.50%
-------------------------
Ratio of Net
Investment Income (Loss)
to Average Net Assets        (0.39)%    (0.51)%    (0.57)%    (0.68)%    (0.31)%
-------------------------
Portfolio Turnover Rate         330%       399%       344%       415%       330%
-------------------------
Net Assets,
End of Period
(in thousands)              $154,374   $178,078   $219,618   $228,724   $187,451
--------------------------------------------------------------------------------
(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable redemption fees. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
20

Veedot - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31
--------------------------------------------------------------------------------
                                              INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
                               2006       2005       2004       2003      2002
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period            $5.63      $5.10      $5.02      $3.79      $4.33
--------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------
  Net Investment
  Income (Loss)(1)            (0.01)     (0.02)     (0.02)     (0.02)      --(2)
-------------------------
  Net Realized and
  Unrealized Gain (Loss)        0.63       0.54       0.09       1.24     (0.55)
--------------------------------------------------------------------------------
  Total From
  Investment Operations         0.62       0.52       0.07       1.22     (0.55)
--------------------------------------------------------------------------------
Redemption Fees(1)             --(2)       0.01       0.01       0.01       0.01
--------------------------------------------------------------------------------
Net Asset Value,
End of Period                  $6.25      $5.63      $5.10      $5.02      $3.79
================================================================================
  TOTAL RETURN(3)             11.01%     10.39%      1.59%     32.45%   (12.47)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to
Average Net Assets             1.25%      1.30%      1.30%      1.30%      1.30%
-------------------------
Ratio of Net
Investment Income (Loss)
to Average Net Assets        (0.19)%    (0.31)%    (0.37)%    (0.48)%    (0.11)%
-------------------------
Portfolio Turnover Rate         330%       399%       344%       415%       330%
-------------------------
Net Assets, End of
Period (in thousands)        $11,237    $11,440    $12,400    $12,458     $8,709
--------------------------------------------------------------------------------
(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable redemption fees. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
21

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Veedot Fund, (the "Fund"), one of the mutual funds comprising American Century Mutual Funds, Inc., as of October 31, 2006,
and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Veedot
Fund as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 14, 2006

------
22

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century Investment Management, Inc. (ACIM); the fund's principal underwriter, American Century Investment Services, Inc. (ACIS); and
the fund's transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly owned subsidiaries, including
ACIM, ACIS, and ACS. The directors serve in this capacity for seven registered investment companies in the American Century family of funds.

All persons named as officers of the fund also serve in a similar capacity for the other 14 investment companies advised by ACIM or American Century Global
Investment Management, Inc. (ACGIM), unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1980
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Formerly Chief Executive
Officer/Treasurer, Associated Bearings Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D.
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
D.D. (DEL) HOCK
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1935
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc.
--------------------------------------------------------------------------------

(continued)

------
23

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
JAMES A. OLSON
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUND: Advisory Board Member
FIRST YEAR OF SERVICE: 2006
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Principal, Plaza Belmont LLC; Chief
Financial Officer, Plaza Belmont LLC (September 1999 to July 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Saia, Inc. and Entertainment
Properties Trust
--------------------------------------------------------------------------------
DONALD H. PRATT
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
FIRST YEAR OF SERVICE: 1995
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Retired Chairman of the Board, Butler Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
GALE E. SAYERS
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer
and Founder, Sayers40, Inc., a technology products and service provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Triad Hospitals, Inc.
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1994
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2001
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company (1992 to December 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(continued)

------
24

Management

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR.(1)
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1958
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Director and Controlling
Shareholder, ACC; Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III(1)
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1959
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1990
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, ACC (January 2005 to
present); Co-Chairman, ACC (September 2000 to December 2004); Chairman, ACS and
other ACC subsidiaries (April 2005 to September 2006); Director, ACC, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
(1) James E. Stowers, Jr. is the father of James E. Stowers III.

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC
(September 2000 to present); President, ACC (June 1997 to present). Also serves as: Chairman, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; Chief Executive
Officer, ACIM, ACGIM, ACIS and other ACC subsidiaries (October 2000 to October
2006); President, ACIM, ACGIM and other ACC subsidiaries (September 2002 to
September 2006); Executive Vice President, ACS (January 2005 to September 2006);
Director, ACC, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
JONATHAN THOMAS
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Executive Vice President
FIRST YEAR OF SERVICE: 2005
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(February 2006 to present); Executive Vice President, ACC (November 2005 to present); Also serves as: President and Chief Executive Officer, ACS; Chief
Financial Officer and Chief Accounting Officer, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; Managing Director, Morgan Stanley (March 2000 to November
2005)
--------------------------------------------------------------------------------
MARYANNE ROEPKE
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer and Senior Vice President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006); Also serves as: Senior Vice President, ACS
--------------------------------------------------------------------------------

(continued)

------
25

Management

OFFICERS (CONTINUED)
--------------------------------------------------------------------------------
DAVID C. TUCKER
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1958
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (February 2001
to present); General Counsel, ACC (June 1998 to present); Also serves as: Senior
Vice President and General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT LEACH
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present);  Controller, various American Century funds (June 1997 to September
2006)
--------------------------------------------------------------------------------
C. JEAN WADE
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1964
POSITION(S) HELD WITH FUND: Controller
FIRST YEAR OF SERVICE: 2006
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present)
--------------------------------------------------------------------------------
JON ZINDEL
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACC (August
2006 to present);  Vice President, ACC and certain ACC subsidiaries (October
2001 to August 2006); Vice President, Corporate Tax, ACS (April 1998 to August
2006); Also serves as: Senior Vice President, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries
--------------------------------------------------------------------------------
The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

------
26

Approval of Management Agreement for Veedot

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the "15(c)
Providers") concerning Veedot (the "fund") and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

*  the nature, extent and quality of investment management, shareholder services and other services provided to the fund under the management agreement;

*  reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

*  data comparing the cost of owning the fund to the cost of owning a similar fund;

*  data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

*  financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

*  data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the fund's board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. The board also had the benefit of

(continued)

------
27

Approval of Management Agreement for Veedot

the advice of its independent counsel throughout the period.

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors' decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

*  fund construction and design

*  portfolio security selection

*  initial capitalization/funding

*  securities trading

*  custody of fund assets

*  daily valuation of the fund's portfolio

*  shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

*  legal services

*  regulatory and portfolio compliance

*  financial reporting

*  marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity.
In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies.
In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the fund, together with comparative information for appropriate bench-

(continued)

------
28

Approval of Management Agreement for Veedot

marks and peer groups of funds managed similarly to the fund. The Directors also review detailed performance information during the 15(c) Process comparing the fund's performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The fund's performance fell below the median for both the one and three year periods during the past year.
The board discussed the fund's performance with the advisor and was satisfied with the efforts being undertaken by the advisor.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.
ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices and that the advisor was not implicated in the industry scandals of 2003 and 2004.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvest-

(continued)

------
29

Approval of Management Agreement for Veedot

ment in its ability to provide and expand those services. Accordingly, the
Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, the expenses incurred by the advisor in providing various functions to the fund, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group.
The unified fee charged to shareholders of the fund was above the median of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They

(continued)

------
30

Approval of Management Agreement for Veedot

concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The
Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, assisted by the advice of legal counsel independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor, negotiated changes to the breakpoint schedule used to calculate the fund's management fee.
These changes were proposed by the Directors based on their review of the competitive changes in the mutual fund marketplace and their review of financial information provided by the advisor. The new schedule, effective August 1, 2006, contains lower management fees at certain asset levels than under the existing structure. Following these negotiations with the advisor, the independent directors concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

------
31

Share Class Information

Two classes of shares are authorized for sale by the fund: Investor Class and
Institutional Class. The total expense ratio for Institutional Class shares is lower than that of Investor Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of
Investor Class shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

------
32

Additional Information

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American
Century's website at americancentury.com and on the Securities and Exchange
Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

------
33

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

The NASDAQ COMPOSITE INDEX is a market value-weighted index of all domestic and international common stocks listed on the Nasdaq stock market.

The RUSSELL 2000(reg.tm) INDEX is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 3000(reg.tm) INDEX measures the performance of the 3,000 largest
U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

------
34

Notes

------
35

Notes

------
36

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investments                                 PRSRT STD
P.O. Box 419200                                          U.S. POSTAGE PAID
Kansas City, MO 64141-6200                          AMERICAN CENTURY COMPANIES

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

American Century Investment Services, Inc., Distributor
(c)2006 American Century Proprietary Holdings, Inc. All rights reserved.

0612
SH-ANN-52277S

[front cover]

American Century Investments

Annual Report
October 31, 2006

[photo of winter scene]

Capital Value Fund

[american century investments logo and text logo]

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
FOUNDER
AMERICAN CENTURY COMPANIES, INC.

/s/James E. Stowers III
James E. Stowers III
CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

We are pleased to provide you with the annual report for the American Century
Capital Value Fund for the 12 months ended October 31, 2006. We hope you find this information helpful in monitoring your investment. Another useful resource we offer is our website, americancentury.com, where we post quarterly portfolio commentaries, the views of senior investment officers and analysts, and other communications about investments, portfolio strategy, personal finance, and the markets.

In its most recent rankings, Dalbar -- which issues customer satisfaction ratings and rankings based on website functionality -- ranked
americancentury.com seventh out of the sites provided by the top 25 fund companies that it believes lead the industry in web-based technology. Our website earned an "Excellent" rating, Dalbar's highest designation.

For most of 2006, our website has linked visitors to information explaining our strategic collaboration with Lance Armstrong and the Lance Armstrong Foundation
(LAF). This campaign, featuring Lance, is designed to encourage investors to take a more active role in planning their financial futures and make every investment decision count. To learn more about the collaboration and the LAF, please visit americancentury.com or www.lanceface.com on the Web and click on the links to related sites.

With the approach of year end and the 2006 tax season, you can also find out more about December fund distributions and tax information via a link from our website. We've posted December distribution estimates for over 50 funds, answers to frequent distribution questions, and online descriptions of all of the tax information we provide to investors.

If you haven't visited americancentury.com yet, we encourage you to do so...it's there to serve you. And so are we. As always, we deeply appreciate your commitment to American Century Investments.

Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
   One-Year Total Returns . . . . . . . . . . . . . . . . . . . . . . . . . 2

CAPITAL VALUE

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Market Perspective

[photo of Chief Investment Officer]

BY MARK MALLON, CHIEF INVESTMENT OFFICER, AMERICAN CENTURY INVESTMENTS

ECONOMIC GROWTH SURGED, THEN MODERATED

Economic growth -- along with commodity prices, short-term interest rates, and inflation -- surged early in the 12-month period ended October 31, 2006. But growth and inflation moderated in the period's second half, which saw the
Federal Reserve end its two-year string of interest rate hikes.

After a hurricane-related slowdown in the fourth quarter of 2005, U.S. gross domestic product grew in the first quarter of 2006 at a 5.6% annualized pace, the highest level in more than two years. The Fed steadily raised short-term interest rates through June to keep inflation in check, including pressures from soaring commodity prices. The Fed finally snapped its string of rate hikes in
August 2006, leaving its target at 5.25%, a five-year high. By then, economic growth had slowed, dragged down in part by a cooling housing market.

BEST FISCAL-YEAR STOCK RETURNS SINCE 2003

The Fed's pause and expectations for lower interest rates and mild inflation going forward helped produce the best U.S. stock returns for a 12-month fiscal period ended October 31 since 2003. Market rallies beginning and ending the period offset a late-spring/early-summer selloff. Growth stocks flourished in the latter rally, but value stocks outperformed growth for the full reporting period. Likewise, though large-cap stocks gained ground late in the period, small-caps posted higher returns for the entire 12-month stretch.

In the first half of the 12-month period, investors celebrated a dip in crude oil prices and strong economic growth by pushing stock prices higher. The small-cap Russell 2000 Index led the way, surging 18.91%. Sentiment changed in early May, however, when the Fed made it clear that more interest rate hikes might be necessary to control inflation. Between April 30 and July 15, the S&P
500 fell 5.28%, and the Russell 2000 more than doubled that loss as investors desired larger, more stable companies.

The selloff ended in late July after Fed chairman Ben Bernanke predicted inflation would moderate. The Fed's subsequent rate pause in August and plunging energy prices allowed stocks to rebound nicely in the last three months of the reporting period.

ONE-YEAR TOTAL RETURNS
AS OF OCTOBER 31, 2006
--------------------------------------------------------------------------------
S&P 500 Index                                                16.34%
--------------------------------------------------------------------------------
Dow Jones Industrial Average                                 18.47%
--------------------------------------------------------------------------------
Nasdaq Composite Index                                       12.48%
--------------------------------------------------------------------------------

------
2

Capital Value - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2006
                                           ----------------------
                                           AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                         SINCE      INCEPTION
                              1 YEAR        5 YEARS    INCEPTION       DATE
--------------------------------------------------------------------------------
INVESTOR CLASS                18.03%        10.35%       8.12%       3/31/99
   Return After-Tax
   on Distributions(1)        17.59%        10.00%       7.75%
   Return After-Tax
   on Distributions and
   Sale of Shares(1)          12.20%         8.84%       6.91%
--------------------------------------------------------------------------------
RUSSELL 1000 VALUE INDEX(2)   21.46%        11.64%       7.35%          --
--------------------------------------------------------------------------------
Institutional Class           18.24%         --          9.06%        3/1/02
   Return After-Tax
   on Distributions(1)        17.76%         --          8.75%
   Return After-Tax
   on Distributions and
   Sale of Shares(1)          12.37%         --          7.73%
--------------------------------------------------------------------------------
Advisor Class                 17.62%         --         15.43%       5/14/03
   Return After-Tax
   on Distributions(1)        17.22%         --         15.24%
   Return After-Tax
   on Distributions and
   Sale of Shares(1)          11.89%         --         13.39%
--------------------------------------------------------------------------------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2) Data provided by Lipper Inc. -- A Reuters Company. (c) 2006 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For more information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

(continued)

------
3

Capital Value - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made March 31, 1999

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended October 31
---------------------------------------------------------------------------------------
                  1999*   2000      2001      2002     2003     2004     2005     2006
---------------------------------------------------------------------------------------
Investor Class
(before tax)      3.60%   7.23%    -0.47%    -8.49%   21.67%   13.94%    9.29%   18.03%
---------------------------------------------------------------------------------------
Russell 1000
Value Index       6.15%   5.52%   -11.86%   -10.02%   22.87%   15.45%   11.86%   21.46%
---------------------------------------------------------------------------------------
*From 3/31/99, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For more information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

Capital Value - Portfolio Commentary

PORTFOLIO MANAGERS: CHUCK RITTER, BRENDAN HEALY, AND MARK MALLON

PERFORMANCE SUMMARY

For the 12 months ended October 31, 2006, Capital Value gained 18.03%,* its best fiscal-year return since 2003. By comparison, its benchmark, the Russell 1000
Value Index, gained 21.46% and the broader market, as measured by the S&P 500, returned 16.34%.**

As outlined in the Market Perspective on page 2, a pause in the Federal
Reserve's interest rate hikes and expectations for lower interest rates and mild inflation going forward helped produce U.S. stock index returns in the 10% - 25%
range for the 12-month period. In relative terms, value stocks outperformed for the period, helping us outpace the S&P 500. Amid mixed economic signals, investors rediscovered the kinds of companies we find appealing, gravitating toward investments in large, value-oriented firms with reliable earnings.

It's worth mentioning Capital Value's solid performance since its March 31,
1999, inception. Our consistent, patient approach has produced an average annual return of 8.12%, compared with the 7.35% return of its benchmark and the 2.51%
return of the S&P 500 for the same period.

FINANCIALS: THE TOP CONTRIBUTOR

Capital Value's stake in the financials sector, its largest sector position, made the biggest contribution to total return. Diversified financial services firms were the strongest performers, and all of our holdings in the industry--Bank of America, JPMorgan Chase, and Citigroup--finished among the top-contributing stocks.

The energy sector was another source of strength on an absolute basis. We focused on diversified multinational oil and gas companies and remained selective, holding only a handful of names. Though it was a volatile period for energy stocks as oil prices came off their highs, we sidestepped broader damage, and most of our holdings--including Exxon Mobil, the top-contributing stock--posted gains.

Holdings in the telecommunications services sector represented additional bright spots, particularly among diversified telecom firms. AT&T was a noteworthy name in that industry. The company announced strong second-quarter earnings, driven by the success of its merger with SBC Communications and increased contributions from Cingular Wireless. AT&T's share price jumped sharply on the earnings news and climbed for the remainder of the period.

Finally, our stake in the health care sector performed well. Our patience was

TOP TEN HOLDINGS
AS OF OCTOBER 31, 2006
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        10/31/06               4/30/06
--------------------------------------------------------------------------------
Exxon Mobil Corp.                         4.7%                  4.7%
--------------------------------------------------------------------------------
Citigroup Inc.                            4.5%                  4.9%
--------------------------------------------------------------------------------
Bank of America Corp.                     3.4%                  3.6%
--------------------------------------------------------------------------------
Freddie Mac                               3.0%                  2.9%
--------------------------------------------------------------------------------
Chevron Corp.                             2.9%                  2.5%
--------------------------------------------------------------------------------
Royal Dutch Shell plc ADR                 2.7%                  2.9%
--------------------------------------------------------------------------------
JPMorgan Chase & Co.                      2.5%                  2.7%
--------------------------------------------------------------------------------
Wells Fargo & Co.                         2.1%                  2.3%
--------------------------------------------------------------------------------
AT&T Inc.                                 2.0%                  1.6%
--------------------------------------------------------------------------------
Pfizer Inc.                               1.9%                  1.8%
--------------------------------------------------------------------------------

*All fund returns referenced in this commentary are for Investor Class shares.
**The S&P 500 Index returned 7.26% for the five-year period ended October 31,
2006.

(continued)

------
5

Capital Value - Portfolio Commentary

rewarded when long-time holdings in the pharmaceutical industry, some of which have struggled in the past, became solid performers. Industry leader Pfizer paced gains. Despite the challenges of generic competition and patent expirations, the company's stock rebounded nicely from its July lows on robust earnings reports driven by strength in key drugs such as Lipitor, the largest-selling medicine in the world.

SOME DISAPPOINTMENTS

Unfortunately, we made some decisions that caused us to trail the benchmark for the reporting period. Our position in the consumer discretionary sector detracted the most from relative performance. The benchmark's collection of holdings in the multi-line retail and media industries, many of which recorded powerful gains, outperformed the portfolio's handful of investments. Security selection worked against us in both industries and yielded the portfolio's top-detracting stock. Discount retailer Dollar General struggled during the period, and our portfolio overweight position compared with the benchmark proved costly. Dollar General's profits were squeezed by an unfavorable sales mix, lower-than-expected back-to-school sales, and high gasoline prices that raised transportation costs and slowed spending by the chain's low-income customers.

Elsewhere, stock selection in the industrials sector worked against us, particularly in the machinery industry. Exposure to Ingersoll Rand--present in the portfolio but not in the benchmark--dampened relative performance. This stock declined following an analyst's downgrade based on lowered expectations for profit growth in the months ahead.

PORTFOLIO OBJECTIVE & EXPECTATIONS

Capital Value is designed to for investors seeking long-term capital growth who can tolerate relatively moderate share price fluctuation compared with volatility from more aggressive, growth-oriented investments. The fund can serve as a solid core holding in a diversified portfolio, with the capability to outperform growth-oriented investments when the value discipline is more in favor, as it was for much of the reporting period. Investors should keep in mind, though, that Capital Value could lag growth-oriented investments when the growth discipline is in favor.

TOP FIVE INDUSTRIES
AS OF OCTOBER 31, 2006
--------------------------------------------------------------------------------
                                               % OF               % OF
                                            NET ASSETS         NET ASSETS
                                               AS OF              AS OF
                                             10/31/06            4/30/06
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                   12.8%              13.0%
--------------------------------------------------------------------------------
Diversified Financial Services                10.4%               7.6%
--------------------------------------------------------------------------------
Pharmaceuticals                                7.0%               6.5%
--------------------------------------------------------------------------------
Commercial Banks                               6.4%              10.4%
--------------------------------------------------------------------------------
Insurance                                      6.2%               6.3%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          10/31/06               4/30/06
--------------------------------------------------------------------------------
Common Stocks                              95.1%                 97.9%
--------------------------------------------------------------------------------
Temporary Cash Investments                  4.7%                  1.9%
--------------------------------------------------------------------------------
Other Assets and Liabilities                0.2%                  0.2%
--------------------------------------------------------------------------------

------
6

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2006 to October 31, 2006.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional
Class shares of the American Century Diversified Bond Fund, in an American
Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all
PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell
Education Savings Accounts and IRAs (including traditional, Roth, Rollover,
SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century
Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online.
If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

(continued)

------
7

Shareholder Fee Example (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

 --------------------------------------------------------------------------------
                                                    EXPENSES PAID
                     BEGINNING         ENDING       DURING PERIOD*   ANNUALIZED
                    ACCOUNT VALUE   ACCOUNT VALUE      5/1/06 -        EXPENSE
                       5/1/06         10/31/06         10/31/06        RATIO*
--------------------------------------------------------------------------------
CAPITAL VALUE SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
 Investor Class        $1,000        $1,075.80          $5.76           1.10%
--------------------------------------------------------------------------------
 Institutional
 Class                 $1,000        $1,077.10          $4.71           0.90%
--------------------------------------------------------------------------------
 Advisor Class         $1,000        $1,074.60          $7.06           1.35%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
 Investor Class        $1,000        $1,019.66          $5.60           1.10%
--------------------------------------------------------------------------------
 Institutional
 Class                 $1,000        $1,020.67          $4.58           0.90%
--------------------------------------------------------------------------------
 Advisor Class         $1,000        $1,018.40          $6.87           1.35%
--------------------------------------------------------------------------------
*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
8

Capital Value - Schedule of Investments

OCTOBER 31, 2006

Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 95.1%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 0.8%
--------------------------------------------------------------------------------
  63,700    Northrop Grumman Corp.                               $   4,229,043
--------------------------------------------------------------------------------
AUTO COMPONENTS - 0.3%
--------------------------------------------------------------------------------
  43,800    Lear Corporation                                         1,323,198
--------------------------------------------------------------------------------
BEVERAGES - 1.8%
--------------------------------------------------------------------------------
 113,700    Coca-Cola Company (The)                                  5,312,064
--------------------------------------------------------------------------------
 117,300    Pepsi Bottling Group Inc.                                3,709,026
--------------------------------------------------------------------------------
                                                                     9,021,090
--------------------------------------------------------------------------------
CAPITAL MARKETS - 4.1%
--------------------------------------------------------------------------------
 128,400    Bank of New York Co., Inc. (The)                         4,413,108
--------------------------------------------------------------------------------
  96,700    Merrill Lynch & Co., Inc.                                8,453,514
--------------------------------------------------------------------------------
 105,800    Morgan Stanley                                           8,086,294
--------------------------------------------------------------------------------
                                                                    20,952,916
--------------------------------------------------------------------------------
CHEMICALS - 2.0%
--------------------------------------------------------------------------------
 102,900    du Pont (E.I.) de Nemours & Co.                          4,712,820
--------------------------------------------------------------------------------
  84,900    PPG Industries, Inc.                                     5,807,160
--------------------------------------------------------------------------------
                                                                    10,519,980
--------------------------------------------------------------------------------
COMMERCIAL BANKS - 6.4%
--------------------------------------------------------------------------------
  79,800    National City Corp.                                      2,972,550
--------------------------------------------------------------------------------
  48,700    PNC Financial Services Group                             3,410,461
--------------------------------------------------------------------------------
 208,200    U.S. Bancorp                                             7,045,488
--------------------------------------------------------------------------------
 148,400    Wachovia Corp.                                           8,236,200
--------------------------------------------------------------------------------
 304,600    Wells Fargo & Co.                                       11,053,934
--------------------------------------------------------------------------------
                                                                    32,718,633
--------------------------------------------------------------------------------
COMMERCIAL SERVICES
& SUPPLIES - 1.1%
--------------------------------------------------------------------------------
  87,000    R.R. Donnelley & Sons Company                            2,945,820
--------------------------------------------------------------------------------
  77,600    Waste Management, Inc.                                   2,908,448
--------------------------------------------------------------------------------
                                                                     5,854,268
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS - 1.4%
--------------------------------------------------------------------------------
 188,800    Hewlett-Packard Co.                                      7,314,112
--------------------------------------------------------------------------------
DIVERSIFIED - 1.3%
--------------------------------------------------------------------------------
  50,000    Standard and Poor's 500
            Depositary Receipt                                       6,891,500
--------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES - 0.4%
--------------------------------------------------------------------------------
 103,838    H & R Block, Inc.                                        2,269,899
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 10.4%
--------------------------------------------------------------------------------
 326,100    Bank of America Corp.                                   17,567,007
--------------------------------------------------------------------------------
 460,800    Citigroup Inc.                                          23,113,728
--------------------------------------------------------------------------------
 267,248    JPMorgan Chase & Co.                                    12,678,245
--------------------------------------------------------------------------------
                                                                    53,358,980
--------------------------------------------------------------------------------
Shares                                                              Value
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION  SERVICES - 4.6%
--------------------------------------------------------------------------------
 295,248    AT&T Inc.                                            $  10,112,244
--------------------------------------------------------------------------------
 151,900    BellSouth Corp.                                          6,850,690
--------------------------------------------------------------------------------
 187,600    Verizon Communications Inc.                              6,941,200
--------------------------------------------------------------------------------
                                                                    23,904,134
--------------------------------------------------------------------------------
ELECTRIC UTILITIES - 2.7%
--------------------------------------------------------------------------------
 121,700    Exelon Corporation                                       7,542,966
--------------------------------------------------------------------------------
 177,900    PPL Corporation                                          6,141,108
--------------------------------------------------------------------------------
                                                                    13,684,074
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING - 1.9%
--------------------------------------------------------------------------------
 231,400    Kroger Co. (The)                                         5,204,186
--------------------------------------------------------------------------------
  97,000    Wal-Mart Stores, Inc.                                    4,780,160
--------------------------------------------------------------------------------
                                                                     9,984,346
--------------------------------------------------------------------------------
FOOD PRODUCTS - 1.0%
--------------------------------------------------------------------------------
 217,300    Unilever N.V. New York Shares                            5,258,660
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS
& SERVICES - 0.3%
--------------------------------------------------------------------------------
  23,900    HCA Inc.                                                 1,207,428
--------------------------------------------------------------------------------
   5,100    Quest Diagnostics Inc.                                     253,674
--------------------------------------------------------------------------------
                                                                     1,461,102
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 1.1%
--------------------------------------------------------------------------------
 141,158    McDonald's Corporation                                   5,917,343
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES - 0.7%
--------------------------------------------------------------------------------
 124,000    Newell Rubbermaid Inc.                                   3,568,720
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES - 2.5%
--------------------------------------------------------------------------------
 198,500    General Electric Co.                                     6,969,335
--------------------------------------------------------------------------------
 196,100    Tyco International Ltd.                                  5,771,223
--------------------------------------------------------------------------------
                                                                    12,740,558
--------------------------------------------------------------------------------
INSURANCE - 6.2%
--------------------------------------------------------------------------------
 113,600    Allstate Corp.                                           6,970,496
--------------------------------------------------------------------------------
 123,700    American International
            Group, Inc.                                              8,308,929
--------------------------------------------------------------------------------
  67,300    Hartford Financial Services
            Group Inc. (The)                                         5,866,541
--------------------------------------------------------------------------------
 112,500    Loews Corp.                                              4,378,500
--------------------------------------------------------------------------------
 102,300    Marsh & McLennan
            Companies, Inc.                                          3,011,712
--------------------------------------------------------------------------------
  56,400    Torchmark Corp.                                          3,478,752
--------------------------------------------------------------------------------
                                                                    32,014,930
--------------------------------------------------------------------------------
IT SERVICES - 1.9%
--------------------------------------------------------------------------------
  59,500    Fiserv, Inc.(1)                                          2,939,300
--------------------------------------------------------------------------------
  72,300    International Business
            Machines Corp.                                           6,675,459
--------------------------------------------------------------------------------
                                                                     9,614,759
--------------------------------------------------------------------------------

See Notes to Financial Statements.

(continued)

------
9

Capital Value - Schedule of Investments

OCTOBER 31, 2006

Shares                                                               Value
--------------------------------------------------------------------------------
MACHINERY - 2.8%
--------------------------------------------------------------------------------
  41,000    Deere & Co.                                          $   3,490,330
--------------------------------------------------------------------------------
  69,800    Dover Corp.                                              3,315,500
--------------------------------------------------------------------------------
 113,100    Ingersoll-Rand Company Cl A                              4,151,901
--------------------------------------------------------------------------------
  42,100    Parker-Hannifin Corp.                                    3,520,823
--------------------------------------------------------------------------------
                                                                    14,478,554
--------------------------------------------------------------------------------
MEDIA - 3.5%
--------------------------------------------------------------------------------
  95,300    Gannett Co., Inc.                                        5,636,042
--------------------------------------------------------------------------------
 471,700    Time Warner Inc.                                         9,438,717
--------------------------------------------------------------------------------
  76,241    Viacom Inc. Cl B                                         2,967,300
--------------------------------------------------------------------------------
                                                                    18,042,059
--------------------------------------------------------------------------------
METALS & MINING - 0.5%
--------------------------------------------------------------------------------
  40,000    Nucor Corp.                                              2,336,400
--------------------------------------------------------------------------------
MULTI-UTILITIES - 0.5%
--------------------------------------------------------------------------------
 116,800    NiSource Inc.                                            2,717,936
--------------------------------------------------------------------------------
MULTILINE RETAIL - 0.5%
--------------------------------------------------------------------------------
 200,300    Dollar General Corp.                                     2,810,209
--------------------------------------------------------------------------------
OFFICE ELECTRONICS - 0.7%
--------------------------------------------------------------------------------
 210,000    Xerox Corp.(1)                                           3,570,000
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS - 12.8%
--------------------------------------------------------------------------------
  40,700    Anadarko Petroleum Corp.                                 1,889,294
--------------------------------------------------------------------------------
 223,925    Chevron Corp.                                           15,047,760
--------------------------------------------------------------------------------
 155,500    ConocoPhillips                                           9,367,320
--------------------------------------------------------------------------------
  23,900    Devon Energy Corporation                                 1,597,476
--------------------------------------------------------------------------------
 335,700    Exxon Mobil Corp.                                       23,975,693
--------------------------------------------------------------------------------
 202,700    Royal Dutch Shell plc ADR                               14,111,974
--------------------------------------------------------------------------------
                                                                    65,989,517
--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS - 1.2%
--------------------------------------------------------------------------------
  93,984    Weyerhaeuser Co.                                         5,976,443
--------------------------------------------------------------------------------
PHARMACEUTICALS - 7.0%
--------------------------------------------------------------------------------
 157,000    Abbott Laboratories                                      7,459,070
--------------------------------------------------------------------------------
 109,500    Johnson & Johnson                                        7,380,300
--------------------------------------------------------------------------------
  89,000    Merck & Co., Inc.                                        4,042,380
--------------------------------------------------------------------------------
 365,500    Pfizer Inc.                                              9,740,575
--------------------------------------------------------------------------------
 141,700    Wyeth                                                    7,230,951
--------------------------------------------------------------------------------
                                                                    35,853,276
--------------------------------------------------------------------------------
SEMICONDUCTORS
&
SEMICONDUCTOR EQUIPMENT - 0.7%
--------------------------------------------------------------------------------
 170,300    Intel Corp.                                              3,634,202
--------------------------------------------------------------------------------
Shares                                                            Value
--------------------------------------------------------------------------------
SOFTWARE - 2.4%
--------------------------------------------------------------------------------
 277,639    Microsoft Corporation                                $   7,971,016
-------------------------------------------------------------------------------
 238,800    Oracle Corp.(1)                                          4,410,636
-------------------------------------------------------------------------------
                                                                    12,381,652
-------------------------------------------------------------------------------
SPECIALTY RETAIL - 1.3%
--------------------------------------------------------------------------------
 152,200    Gap, Inc. (The)                                          3,199,244
--------------------------------------------------------------------------------
  99,800    Home Depot, Inc. (The)                                   3,725,534
--------------------------------------------------------------------------------
                                                                     6,924,778
--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS - 1.4%
--------------------------------------------------------------------------------
  91,800    Liz Claiborne, Inc.                                      3,871,206
--------------------------------------------------------------------------------
  45,800    VF Corp.                                                 3,481,258
--------------------------------------------------------------------------------
                                                                     7,352,464
--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE - 4.7%
--------------------------------------------------------------------------------
 224,600    Freddie Mac                                             15,495,154
--------------------------------------------------------------------------------
  43,500    MGIC Investment Corp.                                    2,556,060
--------------------------------------------------------------------------------
 145,400    Washington Mutual, Inc.                                  6,150,420
--------------------------------------------------------------------------------
                                                                    24,201,634
--------------------------------------------------------------------------------
TOBACCO - 1.4%
--------------------------------------------------------------------------------
  85,800    Altria Group Inc.                                        6,978,114
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES - 0.8%
--------------------------------------------------------------------------------
 213,500    Sprint Nextel Corp.                                      3,990,315
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $375,987,438)                                               $489,839,798
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS - 4.7%
--------------------------------------------------------------------------------
Repurchase Agreement, Deutsche Bank
Securities, Inc., (collateralized by various
U.S. Treasury obligations, 2.00%, 7/15/14,
valued at $24,688,764), in a joint trading
account at 5.25%, dated 10/31/06,
due 11/1/06 (Delivery value $24,203,529)
(Cost $24,200,000)                                                  24,200,000
--------------------------------------------------------------------------------
TOTAL INVESTMENT  SECURITIES - 99.8%
(Cost $400,187,438)                                                514,039,798
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES - 0.2%                                    877,597
--------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                         $514,917,395
================================================================================
NOTES TO SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
ADR = American Depositary Receipt
(1) Non-income producing.

See Notes to Financial Statements.

------
10

Statement of Assets and Liabilities

OCTOBER 31, 2006
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value (cost of $400,187,438)           $514,039,798
------------------------------------------------------------
Cash                                                                1,263,865
------------------------------------------------------------
Receivable for investments sold                                       413,301
------------------------------------------------------------
Dividends and interest receivable                                     561,311
--------------------------------------------------------------------------------
                                                                  516,278,275
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable for investments purchased                                     892,895
------------------------------------------------------------
Accrued management fees                                               460,909
------------------------------------------------------------
Distribution fees payable                                               3,538
------------------------------------------------------------
Service fees payable                                                    3,538
--------------------------------------------------------------------------------
                                                                    1,360,880
--------------------------------------------------------------------------------
NET ASSETS                                                       $514,917,395
================================================================================
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                          $389,200,405
------------------------------------------------------------
Undistributed net investment income                                 5,367,334
------------------------------------------------------------
Undistributed net realized gain on investment transactions          6,497,296
---------------------------------------------------------------------
Net unrealized appreciation on investments                        113,852,360
--------------------------------------------------------------------------------
                                                                 $514,917,395
================================================================================
INVESTOR CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                       $466,802,546
------------------------------------------------------------
Shares outstanding                                                 56,705,692
------------------------------------------------------------
Net asset value per share                                               $8.23
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                        $31,141,486
------------------------------------------------------------
Shares outstanding                                                  3,777,263
------------------------------------------------------------
Net asset value per share                                               $8.24
--------------------------------------------------------------------------------
ADVISOR CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                        $16,973,363
------------------------------------------------------------
Shares outstanding                                                  2,066,555
------------------------------------------------------------
Net asset value per share                                               $8.21
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------
11

Statement of Operations

YEAR ENDED OCTOBER 31, 2006
--------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
--------------------------------------------------------------------------------
INCOME:
------------------------------------------------------------
Dividends (net of foreign taxes withheld $100,143)                $12,403,290
------------------------------------------------------------
Interest                                                              637,919
--------------------------------------------------------------------------------
                                                                   13,041,209
--------------------------------------------------------------------------------
EXPENSES:
------------------------------------------------------------
Management fees                                                     5,305,197
------------------------------------------------------------
Distribution fees - Advisor Class                                      38,997
------------------------------------------------------------
Service fees - Advisor Class                                           38,997
------------------------------------------------------------
Directors' fees and expenses                                            7,563
------------------------------------------------------------
Other expenses                                                          1,654
--------------------------------------------------------------------------------
                                                                    5,392,408
--------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                        7,648,801
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
------------------------------------------------------------
Net realized gain (loss) on investment transactions                 6,923,827
------------------------------------------------------------
Change in net unrealized appreciation (depreciation)
on investments                                                     67,362,731
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                            74,286,558
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                         $81,935,359
================================================================================

See Notes to Financial Statements.

------
12

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2006 AND OCTOBER 31, 2005
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                         2006       2005
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income (loss)                        $  7,648,801   $  6,319,371
-----------------------------------------------
Net realized gain (loss)                               6,923,827      7,227,289
-----------------------------------------------
Change in net unrealized
appreciation (depreciation)                           67,362,731     17,982,905
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                             81,935,359     31,529,565
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
From net investment income:
-----------------------------------------------
  Investor Class                                     (6,466,570)    (3,184,833)
-----------------------------------------------
  Institutional Class                                  (610,968)      (335,120)
-----------------------------------------------
  Advisor Class                                        (174,997)       (80,961)
-----------------------------------------------
From net realized gains:
-----------------------------------------------
  Investor Class                                     (5,171,999)             --
-----------------------------------------------
  Institutional Class                                  (428,777)             --
-----------------------------------------------
  Advisor Class                                        (170,420)             --
--------------------------------------------------------------------------------
Decrease in net assets from distributions           (13,023,731)    (3,600,914)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions                     (64,615,188)    195,715,769
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                  4,296,440    223,644,420
--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                  510,620,955    286,976,535
--------------------------------------------------------------------------------
End of period                                       $514,917,395   $510,620,955
================================================================================
Undistributed net investment income                   $5,367,334     $4,971,068
================================================================================

See Notes to Financial Statements.

------
13

Notes to Financial Statements

OCTOBER 31, 2006

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Capital Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the
1940 Act. The fund's investment objective is to seek long-term capital growth.
The fund pursues its objective by investing primarily in common stocks that management believes to be undervalued at the time of purchase. The fund also seeks to minimize the impact of federal income taxes on shareholder returns by attempting to minimize taxable distributions to shareholders. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class, the
Institutional Class and the Advisor Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York
Stock Exchange (the Exchange) is open and may also take place on days when the
Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of Directors or its designee if such fair value determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to fair value a security such as: a security has been declared in default;
trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal

(continued)

------
14

Notes to Financial Statements

OCTOBER 31, 2006

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy (strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the
American Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for each class of the fund is as follows:

--------------------------------------------------------------------------------
                              INVESTOR         INSTITUTIONAL         ADVISOR
                                CLASS              CLASS              CLASS
--------------------------------------------------------------------------------
STRATEGY ASSETS
--------------------------------------------------------------------------------
First $500 million             1.10%               0.90%              0.85%
--------------------------------------------------------------------------------
Next $500 million              1.00%               0.80%              0.75%
--------------------------------------------------------------------------------
Over $1 billion                0.90%               0.70%              0.65%
--------------------------------------------------------------------------------

The effective annual management fee for each class of the fund for the year ended October 31, 2006, was 1.10%, 0.90%, and 0.85%, for the Investor Class,
Institutional Class and Advisor Class, respectively.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and an annual service fee equal to 0.25%. The fees are computed and accrued daily based on the Advisor Class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. Fees incurred under the plan during the year ended October 31, 2006, are detailed in the Statement of
Operations.

(continued)

------
15

Notes to Financial Statements

OCTOBER 31, 2006

2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The fund has a bank line of credit agreement with JPMorgan Chase Bank (JPMCB).
JPMCB is a custodian of the fund and a wholly owned subsidiary of JPMorgan Chase
& Co. (JPM). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2006, were $77,591,919 and $152,608,438, respectively.

(continued)

------
16

Notes to Financial Statements

OCTOBER 31, 2006

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

--------------------------------------------------------------------------------
                                                         SHARES       AMOUNT
--------------------------------------------------------------------------------
INVESTOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2006
SHARES AUTHORIZED                                    200,000,000
================================================================================
Sold                                                   9,373,982    $71,303,459
---------------------------------------------
Issued in reinvestment of distributions                1,417,919     10,279,913
---------------------------------------------
Redeemed                                            (18,164,887)  (135,283,954)
--------------------------------------------------------------------------------
Net increase (decrease)                              (7,372,986)  $(53,700,582)
================================================================================
YEAR ENDED OCTOBER 31, 2005
SHARES AUTHORIZED                                    200,000,000
================================================================================
Sold                                                  35,843,118   $251,786,243
---------------------------------------------
Issued in reinvestment of distributions                  398,001      2,778,045
---------------------------------------------
Redeemed                                            (10,808,116)   (76,893,821)
--------------------------------------------------------------------------------
Net increase (decrease)                               25,433,003   $177,670,467
================================================================================
INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2006
SHARES AUTHORIZED                                     15,000,000
================================================================================
Sold                                                     394,236     $2,919,221
---------------------------------------------
Issued in reinvestment of distributions                  126,734        918,822
---------------------------------------------
Redeemed                                             (1,981,998)   (14,766,520)
--------------------------------------------------------------------------------
Net increase (decrease)                              (1,461,028)   $(10,928,477
================================================================================
YEAR ENDED OCTOBER 31, 2005
SHARES AUTHORIZED                                     15,000,000
================================================================================
Sold                                                   2,861,961    $20,546,551
---------------------------------------------
Issued in reinvestment of distributions                   46,241        322,764
---------------------------------------------
Redeemed                                             (1,211,707)    (8,746,880)
--------------------------------------------------------------------------------
Net increase (decrease)                                1,696,495    $12,122,435
================================================================================
ADVISOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2006
SHARES AUTHORIZED                                     50,000,000
================================================================================
Sold                                                     387,581     $2,931,598
---------------------------------------------
Issued in reinvestment of distributions                   47,294        342,881
---------------------------------------------
Redeemed                                               (434,195)    (3,260,608)
--------------------------------------------------------------------------------
Net increase (decrease)                                      680        $13,871
================================================================================
YEAR ENDED OCTOBER 31, 2005
SHARES AUTHORIZED                                     50,000,000
================================================================================
Sold                                                   1,049,941     $7,346,149
---------------------------------------------
Issued in reinvestment of distributions                   11,581         80,831
---------------------------------------------
Redeemed                                               (211,844)    (1,504,113)
--------------------------------------------------------------------------------
Net increase (decrease)                                  849,678     $5,922,867
================================================================================

(continued)

------
17

Notes to Financial Statements

OCTOBER 31, 2006

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a
$500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended
October 31, 2006.

6. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended October 31, 2006 and October 31, 2005 were as follows:

--------------------------------------------------------------------------------
                                                  2006               2005
--------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM
--------------------------------------------------------------------------------
Ordinary income                                $7,252,535         $3,600,914
--------------------------------------------------------------------------------
Long-term capital gains                        $5,771,196            --
--------------------------------------------------------------------------------

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2006, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

--------------------------------------------------------------------------------
Federal tax cost of investments                                   $400,501,212
================================================================================
Gross tax appreciation of investments                             $114,200,222
---------------------------------------------------------------
Gross tax depreciation of investments                                (661,636)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation) of investments                $113,538,586
================================================================================
Undistributed ordinary income                                       $5,370,151
---------------------------------------------------------------
Accumulated long-term gains                                         $6,808,253
--------------------------------------------------------------------------------

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(continued)

------
18

Notes to Financial Statements

OCTOBER 31, 2006

7. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued
Statement of Financial Accounting Standards No. 157, "Fair Value Measurements"
(FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS 157.

8. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The fund hereby designates $7,252,535 of qualified dividend income for the fiscal year ended October 31, 2006.

The fund hereby designates $5,771,196 of capital gain distributions for the fiscal year ended October 31, 2006.

For corporate taxpayers, ordinary income distributions paid during the fiscal year ended October 31, 2006, of $7,252,535 qualify for the corporate dividends received deduction.

------
19

Capital Value - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31
--------------------------------------------------------------------------------
                                               INVESTOR CLASS
--------------------------------------------------------------------------------
                              2006       2005       2004       2003       2002
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period           $7.15      $6.61      $5.86      $4.88      $5.39
--------------------------------------------------------------------------------
Income From
Investment Operations
-----------------------
  Net Investment
  Income (Loss)(1)             0.12       0.10       0.09       0.08       0.07
-----------------------
  Net Realized and
  Unrealized Gain (Loss)       1.14       0.51       0.72       0.97     (0.52)
--------------------------------------------------------------------------------
  Total From
  Investment Operations        1.26       0.61       0.81       1.05     (0.45)
--------------------------------------------------------------------------------
Distributions
-----------------------
  From Net
  Investment Income          (0.10)     (0.07)     (0.06)     (0.07)     (0.06)
-----------------------
  From Net
  Realized Gains             (0.08)         --         --         --         --
--------------------------------------------------------------------------------
  Total Distributions        (0.18)     (0.07)     (0.06)     (0.07)     (0.06)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period                 $8.23      $7.15      $6.61      $5.86      $4.88
================================================================================
  TOTAL RETURN(2)            18.03%      9.29%     13.94%     21.67%    (8.49)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                    1.10%      1.10%      1.10%      1.10%      1.10%
-----------------------
Ratio of Net
Investment Income (Loss)
to Average Net Assets         1.55%      1.42%      1.44%      1.54%      1.32%
-----------------------
Portfolio Turnover Rate         16%        28%        15%        22%        42%
-----------------------
Net Assets, End of
Period (in thousands)      $466,803   $458,354   $255,504    $91,960    $50,425
--------------------------------------------------------------------------------
(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
20

Capital Value - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
--------------------------------------------------------------------------------
                                             INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
                              2006       2005       2004       2003      2002(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period           $7.16      $6.62      $5.87     $4.88      $5.87
--------------------------------------------------------------------------------
Income From
Investment Operations
-----------------------
  Net Investment
  Income (Loss)(2)             0.13       0.12       0.10      0.09       0.06
-----------------------
  Net Realized and
  Unrealized Gain (Loss)       1.15       0.51       0.72      0.97     (1.05)
--------------------------------------------------------------------------------
  Total From
  Investment Operations        1.28       0.63       0.82      1.06     (0.99)
--------------------------------------------------------------------------------
Distributions
-----------------------
  From Net
  Investment Income          (0.12)     (0.09)     (0.07)    (0.07)         --
-----------------------
  From Net
  Realized Gains             (0.08)         --         --        --         --
--------------------------------------------------------------------------------
  Total Distributions        (0.20)     (0.09)     (0.07)    (0.07)         --
--------------------------------------------------------------------------------
Net Asset Value,
End of Period                 $8.24      $7.16      $6.62     $5.87      $4.88
================================================================================
  TOTAL RETURN(3)            18.24%      9.50%     14.15%    22.07%   (16.87)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                    0.90%      0.90%      0.90%     0.90%   0.90%(4)
-----------------------
Ratio of Net Investment
Income (Loss)
to Average Net Assets         1.75%      1.62%      1.64%     1.74%   1.56%(4)
-----------------------
Portfolio Turnover Rate         16%        28%        15%       22%     42%(5)
-----------------------
Net Assets, End of
Period (in thousands)       $31,141    $37,523    $23,449   $11,244     $3,779
--------------------------------------------------------------------------------
(1) March 1, 2002 (commencement of sale) through October 31, 2002.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 2002.

See Notes to Financial Statements.

------
21

Capital Value - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
--------------------------------------------------------------------------------
                                                     ADVISOR CLASS
--------------------------------------------------------------------------------
                                         2006       2005      2004       2003(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period      $7.14     $6.60     $5.86       $5.19
--------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------
  Net Investment Income (Loss)(2)          0.10      0.08      0.08        0.03
-------------------------------------
  Net Realized and
  Unrealized Gain (Loss)                   1.13      0.52      0.71        0.64
--------------------------------------------------------------------------------
  Total From Investment Operations         1.23      0.60      0.79        0.67
--------------------------------------------------------------------------------
Distributions
-------------------------------------
  From Net Investment Income             (0.08)    (0.06)    (0.05)          --
-------------------------------------
  From Net Realized Gains                (0.08)        --        --          --
--------------------------------------------------------------------------------
  Total Distributions                    (0.16)    (0.06)    (0.05)          --
--------------------------------------------------------------------------------
Net Asset Value, End of Period            $8.21     $7.14     $6.60       $5.86
================================================================================
  TOTAL RETURN(3)                        17.62%     9.04%    13.60%      12.91%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                     1.35%     1.35%     1.35%    1.35%(4)
-------------------------------------
Ratio of Net Investment Income
(Loss) to Average Net Assets              1.30%     1.17%     1.19%    1.03%(4)
-------------------------------------
Portfolio Turnover Rate                     16%       28%       15%      22%(5)
-------------------------------------
Net Assets, End of
Period (in thousands)                   $16,973   $14,744    $8,023        $201
--------------------------------------------------------------------------------
(1) May 14, 2003 (commencement of sale) through October 31, 2003.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 2003.

See Notes to Financial Statements.

------
22

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Capital Value Fund, (the "Fund"), one of the mutual funds comprising American Century Mutual Funds, Inc., as of October 31,
2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Capital Value Fund as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of
America.

Deloitte & Touche LLP
Kansas City, Missouri
December 14, 2006

------
23

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century Investment Management, Inc. (ACIM); the fund's principal underwriter, American Century Investment Services, Inc. (ACIS); and
the fund's transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly owned subsidiaries, including
ACIM, ACIS, and ACS. The directors serve in this capacity for seven registered investment companies in the American Century family of funds.

All persons named as officers of the fund also serve in a similar capacity for the other 14 investment companies advised by ACIM or American Century Global
Investment Management, Inc. (ACGIM), unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1980
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Formerly Chief Executive
Officer/Treasurer, Associated Bearings Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D.
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
D.D. (DEL) HOCK
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1935
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc.
--------------------------------------------------------------------------------

(continued)

------
24

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
JAMES A. OLSON
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUND: Advisory Board Member
FIRST YEAR OF SERVICE: 2006
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Principal, Plaza Belmont LLC; Chief
Financial Officer, Plaza Belmont LLC (September 1999 to July 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Saia, Inc. and Entertainment
Properties Trust
--------------------------------------------------------------------------------
DONALD H. PRATT
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
FIRST YEAR OF SERVICE: 1995
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Retired Chairman of the Board, Butler Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
GALE E. SAYERS
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer
and Founder, Sayers40, Inc., a technology products and service provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Triad Hospitals, Inc.
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1994
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2001
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company (1992 to December 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(continued)

------
25

Management

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR.(1)
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1958
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Director and Controlling
Shareholder, ACC; Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III(1)
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1959
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1990
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, ACC (January 2005 to
present); Co-Chairman, ACC (September 2000 to December 2004); Chairman, ACS and
other ACC subsidiaries (April 2005 to September 2006); Director, ACC, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
(1) James E. Stowers, Jr. is the father of James E. Stowers III.

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC
(September 2000 to present); President, ACC (June 1997 to present); Also serves as: Chairman, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries, Chief Executive
Officer, ACIM, ACGIM, ACIS, and other ACC subsidiaries (October 2000 to October
2006); President, ACIM, ACGIM and other ACC subsidiaries (September 2002 to
September 2006); Executive Vice President, ACS (January 2005 to September 2006);
Director, ACC, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
JONATHAN THOMAS
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Executive Vice President
FIRST YEAR OF SERVICE: 2005
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(February 2006 to present); Executive Vice President, ACC (November 2005 to present); Also serves as: President and Chief Executive Officer, ACS; Chief
Financial Officer and Chief Accounting Officer, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; Managing Director, Morgan Stanley (March 2000 to November
2005)
--------------------------------------------------------------------------------
MARYANNE ROEPKE
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer and Senior Vice President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006); Also serves as: Senior Vice President, ACS
--------------------------------------------------------------------------------

(continued)

------
26

Management

OFFICERS (CONTINUED)
--------------------------------------------------------------------------------
DAVID C. TUCKER
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1958
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (February 2001
to present); General Counsel, ACC (June 1998 to present); Also serves as: Senior
Vice President and General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT LEACH
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present); Controller, various American Century funds (June 1997 to September
2006)
--------------------------------------------------------------------------------
C. JEAN WADE
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1964
POSITION(S) HELD WITH FUND: Controller
FIRST YEAR OF SERVICE: 2006
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present)
--------------------------------------------------------------------------------
JON ZINDEL
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACC (August
2006 to present); Vice President, ACC and certain ACC subsidiaries (October 2001 to August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006);
Also serves as: Senior Vice President, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

------
27

Approval of Management Agreement for Capital Value

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the "15(c)
Providers") concerning Capital Value (the "fund") and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

*   the nature, extent and quality of investment management, shareholder services and other services provided to the fund under the management agreement;

*   reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

*   data comparing the cost of owning the fund to the cost of owning a similar fund;

*   data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

*   financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

*   data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the fund's board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. The board also had the benefit of

(continued)

------
28

Approval of Management Agreement for Capital Value

the advice of its independent counsel throughout the period.

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors' decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES - GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

*   fund construction and design

*   portfolio security selection

*   initial capitalization/funding

*   securities trading

*   custody of fund assets

*   daily valuation of the fund's portfolio

*   shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

*   legal services

*   regulatory and portfolio compliance

*   financial reporting

*   marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES.The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity.
In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies.
In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the fund, together with comparative information for appropriate bench-

(continued)

------
29

Approval of Management Agreement for Capital Value

marks and peer groups of funds managed similarly to the fund. The Directors also review detailed performance information during the 15(c) Process comparing the fund's performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The fund's performance fell below the median for both the one and three year periods during part of the past year. The board discussed the fund's performance with the advisor and was satisfied with the efforts being undertaken by the advisor.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices and that the advisor was not implicated in the industry scandals of 2003 and 2004.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinves-

(continued)

------
30

Approval of Management Agreement for Capital Value

ment in its ability to provide and expand those services. Accordingly, the
Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, the expenses incurred by the advisor in providing various functions to the fund, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group.
The unified fee charged to shareholders of the fund was at the median of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They

(continued)

------
31

Approval of Management Agreement for Capital Value

concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The
Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

------
32

Share Class Information

Three classes of shares are authorized for sale by the fund: Investor Class,
Institutional Class, and Advisor Class. The total expense ratio of Institutional
Class shares is lower than that of Investor Class shares. The total expense ratio of Advisor Class shares is higher than that of Investor Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of
Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors.
Advisor Class shares are subject to a 0.50% annual Rule 12b-1 distribution and service fee. The total expense ratio of Advisor Class shares is 0.25% higher than the total expense ratio of Investor Class shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

------
33

Additional Information

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American
Century's website at americancentury.com and on the Securities and Exchange
Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

------
34

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

The NASDAQ COMPOSITE INDEX is a market value-weighted index of all domestic and international common stocks listed on the Nasdaq stock market.

The RUSSELL 1000(reg.tm) INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 1000(reg.tm) VALUE INDEX measures the performance of those Russell
1000 companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth rates.

The RUSSELL 2000(reg.tm) INDEX is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

------
35

Notes

------
36

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

American Century Investment Services, Inc., Distributor
(c)2006 American Century Proprietary Holdings, Inc. All rights reserved.

0612
SH-ANN-52273N

AMERICAN CENTURY INVESTMENTS

Annual Report
October 31, 2006

[photo of winter scene]

American Century-Mason Street
  Mid Cap Growth Fund
American Century-Mason Street
  Small Cap Growth Fund

[american century investments logo and text logo]

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
FOUNDER
AMERICAN CENTURY COMPANIES, INC.

/s/James E. Stowers III
James E. Stowers III
CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

We are pleased to provide you with the annual report for the American
Century-Mason Street Mid Cap Growth and Small Cap Growth funds for the seven months ended October 31, 2006. We hope you find this information helpful in monitoring your investment. Another useful resource we offer is our website,
americancentury.com, where we post quarterly portfolio commentaries, the views of senior investment officers and analysts, and other communications about investments, portfolio strategy, personal finance, and the markets.

In its most recent rankings, Dalbar -- which issues customer satisfaction ratings and rankings based on website functionality -- ranked
americancentury.com seventh out of the sites provided by the top 25 fund companies that it believes lead the industry in web-based technology. Our website earned an "Excellent" rating, Dalbar's highest designation.

For most of 2006, our website has linked visitors to information explaining our strategic collaboration with Lance Armstrong and the Lance Armstrong Foundation
(LAF). This campaign, featuring Lance, is designed to encourage investors to take a more active role in planning their financial futures and make every investment decision count. To learn more about the collaboration and the LAF, please visit americancentury.com or www.lanceface.com on the Web and click on the links to related sites.

With the approach of year end and the 2006 tax season, you can also find out more about December fund distributions and tax information via a link from our website. We've posted December distribution estimates for over 50 funds, answers to frequent distribution questions, and online descriptions of all of the tax information we provide to investors.

If you haven't visited americancentury.com yet, we encourage you to do so . . .
it's there to serve you. And so are we. As always, we deeply appreciate your commitment to American Century Investments.

Market Perspective  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
   Seven-Month Total Returns  . . . . . . . . . . . . . . . . . . . . . . . 2

MID CAP GROWTH

SMALL CAP GROWTH

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American
Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Market Perspective

MODEST RALLY FOR STOCKS

Cooling energy prices and a pause from the Federal Reserve enabled most U.S.
stocks to post positive results from the March 31, 2006, date that American
Century acquired the American Century-Mason Street funds' assets from Mason
Street, to October 31, 2006.

The stock market rallied after enduring a difficult spring--the broad S&P 500
Index fell by more than 4% during the last three weeks of May after unexpectedly high inflation figures led to concerns about rising interest rates. Stocks plodded along through the early summer, weighed down by uncertainties about inflation and economic growth, until the Federal Reserve chose to leave short-term interest rates unchanged at its policy meeting in mid-August.

After 17 consecutive rate hikes over a two-year period, the Fed decided to stand pat amid evidence of moderating economic growth and declining energy and commodity prices. In response, the major stock indexes staged a strong rally that persisted through the end of the period.

SIZE AND QUALITY MATTERED

Thanks to the stock market's late-summer rally, most U.S. equity indexes advanced during the seven-month period. However, the market's overall gains masked some relatively narrow breadth. In an environment of slowing economic growth, investors focused their attention on the stocks of larger, higher-quality companies. Mid- and small-cap stocks lagged the performance of large-caps but still posted modest gains. Extending a multi-year trend, value shares performed better than growth stocks across the capitalization range.
Unfortunately, the shares of mid- and small-cap growth stocks such as those in which the American Century-Mason Street Mid and Small Cap Growth funds invest produced negative returns for the seven months (see the table below).

SECTOR PERFORMANCE SHIFTED

Sector performance reflected the defensive, risk-averse posture of the market during the summer. Investors seeking companies with more predictable earnings and dividend payouts shifted money into utilities and telecommunication services providers, as well as companies that make everyday consumer products.

On the downside, the information technology and health care sectors posted some of the largest declines during the period as investors moved away from the more speculative and growth-oriented segments of the market. The slowing economy also weighed on industrial and materials stocks, which are the most economically sensitive sectors.

SEVEN-MONTH TOTAL RETURNS
AS OF OCTOBER 31, 2006*
--------------------------------------------------------------------------------
RUSSELL 1000 INDEX (LARGE-CAP)                                6.82%
--------------------------------------------------------------------------------
Russell 1000 Growth                                           3.39%
--------------------------------------------------------------------------------
Russell 1000 Value                                           10.35%
--------------------------------------------------------------------------------
RUSSELL MIDCAP INDEX                                          3.40%
--------------------------------------------------------------------------------
Russell Midcap Growth                                        -0.16%
--------------------------------------------------------------------------------
Russell Midcap Value                                          7.12%
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX (SMALL-CAP)                                0.89%
--------------------------------------------------------------------------------
Russell 2000 Growth                                          -2.98%
--------------------------------------------------------------------------------
Russell 2000 Value                                            4.86%
--------------------------------------------------------------------------------

*Total returns for periods less than one year are not annualized.

------
2

Mid Cap Growth - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2006
                                                        ----------------------
                                                        AVERAGE ANNUAL RETURNS
------------------------------------------------------------------------------------------
                                                                      SINCE     INCEPTION
                                 7 MONTHS(1)   1 YEAR   5 YEARS     INCEPTION      DATE
------------------------------------------------------------------------------------------
A CLASS                                                                           3/31/97
   No sales charge*                -7.35%       7.08%    5.64%        9.26%
   With sales charge*             -12.65%       0.90%    4.40%        8.59%
------------------------------------------------------------------------------------------
RUSSELL MIDCAP GROWTH INDEX(2)     -0.16%      14.51%   10.62%        9.09%         --
------------------------------------------------------------------------------------------
S&P MIDCAP 400 INDEX(2)            -0.21%      13.43%   13.03%       13.96%         --
------------------------------------------------------------------------------------------
Investor Class                         --          --       --    -6.90%(4)       4/3/06
------------------------------------------------------------------------------------------
Institutional Class                    --          --       --    -6.77%(4)       4/3/06
------------------------------------------------------------------------------------------
B Class(3)                                                                        3/31/97
   No sales charge*                -7.66%       6.35%    4.95%        8.55%
   With sales charge*             -12.66%       2.35%    4.79%        8.55%
------------------------------------------------------------------------------------------
C Class                                                                           4/3/06
   No sales charge*                    --          --       --    -7.44%(4)
   With sales charge*                  --          --       --    -8.37%(4)
------------------------------------------------------------------------------------------
R Class                                --          --       --    -7.17%(4)       4/3/06
------------------------------------------------------------------------------------------

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a maximum 5.75% initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information pages for more about the applicable sales charges for each share class. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Mid Cap Growth acquired all the net assets of the Mason Street Aggressive Growth
Fund on March 31, 2006, pursuant to a plan of reorganization approved by the acquired fund's shareholders on March 15, 2006. Performance information prior to
April 1, 2006, is that of the Mason Street Aggressive Growth Fund.

(1) Total returns for periods less than one year are not annualized. The fund's fiscal year was changed from March 31 to October 31, resulting in a seven-month annual reporting period.

(2) Data provided by Lipper Inc. - A Reuters Company. (c) 2006 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete.  No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(3) Class returns would have been lower if fees had not been waived.

(4) Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

(continued)

------
3

Mid Cap Growth - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made March 31, 1997

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended October 31
--------------------------------------------------------------------------------------------------------------
                      1997*    1998     1999     2000      2001      2002     2003     2004     2005     2006
--------------------------------------------------------------------------------------------------------------
A Class
(no sales charge)**  33.50%   -4.94%   46.73%   47.26%   -35.19%    -9.55%   19.92%    4.92%    7.99%    7.08%
--------------------------------------------------------------------------------------------------------------
Russell Midcap
Growth Index         24.22%    2.43%   37.66%   38.67%   -42.78%   -17.61%   39.30%    8.77%   15.91%   14.51%
--------------------------------------------------------------------------------------------------------------
S&P MidCap
400 Index            27.35%    6.71%   21.07%   31.65%   -12.45%    -4.78%   30.73%   11.04%   17.65%   13.43%
--------------------------------------------------------------------------------------------------------------

*From 3/31/97, the A Class's inception date. Not annualized. Mid Cap Growth A
 Class's initial investment is $9,425 to reflect the maximum 5.75% initial sales charge.

**Class returns would have been lower, along with ending value, if fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
4

Mid Cap Growth - Portfolio Commentary

PORTFOLIO MANAGER: BILL WALKER

PERFORMANCE SUMMARY

American Century-Mason Street Mid Cap Growth returned -7.35%* in the seven months from the date American Century acquired the fund's assets from Mason
Street to the fund's fiscal year-end on October 31, 2006. By comparison, its benchmark, the Russell MidCap Growth Index, returned -0.16%.

In a difficult environment for mid-cap growth stocks (see the Market Perspective on page 2) that saw many segments of the fund and benchmark produce negative returns, our positioning in the health care, industrials, energy, and consumer discretionary sectors detracted from performance on an absolute basis and relative to the benchmark.

HEALTH CARE, INDUSTRIALS HURT

Poor performance from our health care holdings was by far the largest detractor from relative and absolute results for the period. The portfolio's return was limited by our positioning and stock selection among medical device makers, biotechnology firms, and health care providers. The leading detractor in the health care space was biotech firm Neurocrine Biosciences. This portfolio overweight received an unfavorable FDA decision on its new sleep drug, hurting its share price. We eliminated this stock from the portfolio.

In industrial shares, our stock selection limited returns, particularly among commercial services firms. Portfolio overweight positions such as Corporate
Executive Board and Monster Worldwide, home of the monster.com job board, were key detractors during the period. After several years of solid performance, these stocks sold off in recent months on worries about slower economic growth, among other factors. Overall, the portfolio's industrial position returned -9%, while these stocks in the index returned -2%.

ENERGY, CONSUMER DISCRETIONARY MIXED

In the energy sector, our stock selection was a positive influence, though this sector detracted from relative performance because we were a little early taking profits from energy's big run-up in recent years. Stocks in the oil, gas, and consumable fuels industry were the sector's biggest detractors for the

TOP TEN HOLDINGS
AS OF OCTOBER 31, 2006
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        10/31/06               4/30/06
--------------------------------------------------------------------------------
Praxair, Inc.                             2.5%                  1.5%
--------------------------------------------------------------------------------
DaVita Inc.                               2.4%                  1.9%
--------------------------------------------------------------------------------
Amphenol Corp. Cl A                       2.4%                  1.4%
--------------------------------------------------------------------------------
Alliance Data
Systems Corp.                             2.3%                  1.6%
--------------------------------------------------------------------------------
Chicago Mercantile
Exchange Holdings Inc.                    2.3%                  1.4%
--------------------------------------------------------------------------------
WebEx
Communications, Inc.                      2.2%                  1.0%
--------------------------------------------------------------------------------
VCA Antech Inc.                           2.1%                  1.3%
--------------------------------------------------------------------------------
Cognizant Technology
Solutions Corporation Cl A                1.8%                  2.1%
--------------------------------------------------------------------------------
VeriFone Holdings Inc.                    1.7%                  1.2%
--------------------------------------------------------------------------------
Covance Inc.                              1.7%                  1.1%
--------------------------------------------------------------------------------

*All fund returns referenced in this commentary are for A Class shares and are not reduced by sales charges.

A Class shares are subject to a maximum sales charge of 5.75%.

Had the sales charge been applied, returns would be lower than those shown.

Total returns for periods less than one year are not annualized.     (continued)

------
5

Mid Cap Growth - Portfolio Commentary

period, led by CONSOL Energy. CONSOL is a leading coal and gas provider, which suffered from weaker energy prices and electricity demand. Nevertheless, one of the portfolio's top contributors to both relative and absolute results resided in the energy space--IntercontinentalExchange, an energy exchange benefiting from the intense volatility and trading activity in energy in recent months.

Mixed returns were also the story among consumer discretionary shares, where positive contributions from many industries couldn't overcome poor performance by our hotel, restaurant, and leisure names. Some of the portfolio's biggest detractors from relative returns were in this industry segment, including
Scientific Games, Station Casinos, and Choice Hotels International.

On a positive note, one source of outperformance relative to our index was an underweight position in select consumer discretionary names where we saw business fundamentals deteriorating. A prime example is shares of homebuilders and home-related firms, as rising interest rates took a toll on many segments of the housing market. We had zero exposure to stocks in the household durables industry, which returned -15% for the period. In addition, this sector was home to top-ten contributor AnnTaylor Stores. This specialty retailer of women's apparel continued to benefit from management changes and a turnaround strategy enacted last year.

PORTFOLIO OBJECTIVE & EXPECTATIONS

American Century-Mason Street Mid Cap Growth seeks long-term growth and is committed to a strategy of identifying and investing in medium- and smaller-sized companies with above-average growth potential. Our disciplined investment process uses extensive research to identify companies that we believe are well managed, have solid growth in revenue and earnings, and have strong financial characteristics. We believe this investment approach can deliver solid performance over time, and that American Century-Mason Street Mid Cap Growth can be a good choice for the mid-cap growth portion of an investor's portfolio. In addition, the mid-cap space has historically offered above-average earnings growth, which should help drive relative performance.

TOP FIVE INDUSTRIES
AS OF OCTOBER 31, 2006
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        10/31/06               4/30/06
--------------------------------------------------------------------------------
Commercial Services
& Supplies                                8.8%                  8.4%
--------------------------------------------------------------------------------
IT Services                               8.2%                  7.4%
--------------------------------------------------------------------------------
Health Care Equipment
& Supplies                                6.0%                  6.0%
--------------------------------------------------------------------------------
Health Care Providers
& Services                                5.6%                  6.6%
--------------------------------------------------------------------------------
Internet Software
& Services                                5.2%                  1.6%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        10/31/06               4/30/06
--------------------------------------------------------------------------------
Common Stocks                            88.5%                 93.9%
--------------------------------------------------------------------------------
Commercial Paper                         10.8%                  4.9%
--------------------------------------------------------------------------------
Temporary Cash
Investments                               0.3%                  0.2%
--------------------------------------------------------------------------------
Other Assets
and Liabilities                           0.4%                  1.0%
--------------------------------------------------------------------------------

------
6

Mid Cap Growth - Schedule of Investments

OCTOBER 31, 2006

Shares                                                                  Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 88.5%

AIR FREIGHT & LOGISTICS - 0.8%
--------------------------------------------------------------------------------
           31,760  Expeditors International
                   of Washington, Inc.                           $    1,505,742
--------------------------------------------------------------------------------
BIOTECHNOLOGY - 0.9%
--------------------------------------------------------------------------------
           29,620  Celgene Corp.(1)                                   1,582,893
--------------------------------------------------------------------------------
CAPITAL MARKETS - 4.4%
--------------------------------------------------------------------------------
           39,630  Investment Technology
                   Group Inc.(1)                                      1,850,721
--------------------------------------------------------------------------------
           38,340  Investors Financial
                   Services Corporation                               1,507,529
--------------------------------------------------------------------------------
            9,905  Legg Mason, Inc.                                     891,648
--------------------------------------------------------------------------------
           29,120  SEI Investments Co.                                1,638,874
--------------------------------------------------------------------------------
          128,150  TD Ameritrade Holding Corp.                        2,110,630
--------------------------------------------------------------------------------
                                                                      7,999,402
--------------------------------------------------------------------------------
CHEMICALS - 2.5%
--------------------------------------------------------------------------------
           75,650  Praxair, Inc.                                      4,557,913
--------------------------------------------------------------------------------
COMMERCIAL BANKS - 1.9%
--------------------------------------------------------------------------------
           81,200  Colonial BancGroup Inc. (The)                      1,935,808
--------------------------------------------------------------------------------
           35,000  SVB Financial Group(1)                             1,610,700
--------------------------------------------------------------------------------
                                                                      3,546,508
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 8.8%
--------------------------------------------------------------------------------
           24,730  Corporate Executive
                   Board Co. (The)                                    2,221,249
--------------------------------------------------------------------------------
           64,650  Corrections Corp. of America(1)                    2,953,858
--------------------------------------------------------------------------------
           49,740  Herman Miller Inc.                                 1,705,087
--------------------------------------------------------------------------------
           26,450  Monster Worldwide Inc.(1)                          1,071,490
--------------------------------------------------------------------------------
           51,860  Ritchie Bros Auctioneers Inc.                      2,827,926
--------------------------------------------------------------------------------
           71,150  Robert Half International Inc.                     2,600,532
--------------------------------------------------------------------------------
           39,110  Stericycle Inc.(1)                                 2,765,467
--------------------------------------------------------------------------------
                                                                     16,145,609
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 1.7%
--------------------------------------------------------------------------------
           71,490  Harris Corp.                                       3,045,474
--------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES - 0.7%
--------------------------------------------------------------------------------
           11,630  Strayer Education, Inc.                            1,315,586
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 3.9%
--------------------------------------------------------------------------------
            8,250  Chicago Mercantile
                   Exchange Holdings Inc.                             4,133,250
--------------------------------------------------------------------------------
           35,192  IntercontinentalExchange Inc.(1)                   2,970,909
--------------------------------------------------------------------------------
                                                                      7,104,159
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.9%
--------------------------------------------------------------------------------
           58,340  NeuStar, Inc. Cl A(1)                              1,704,695
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.3%
--------------------------------------------------------------------------------
           64,460  Amphenol Corp. Cl A                                4,376,834
--------------------------------------------------------------------------------
           27,400  Dolby Laboratories Inc. Cl A(1)                      542,246
--------------------------------------------------------------------------------
          100,980  Jabil Circuit, Inc.                                2,899,136
--------------------------------------------------------------------------------
                                                                      7,818,216
--------------------------------------------------------------------------------

Shares                                                                  Value
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES - 4.4%
--------------------------------------------------------------------------------
           45,290  Cameron International Corp.(1)                $    2,269,029
--------------------------------------------------------------------------------
           47,060  ENSCO International Inc.                           2,304,528
--------------------------------------------------------------------------------
           32,000  National Oilwell Varco, Inc.(1)                    1,932,800
--------------------------------------------------------------------------------
           37,910  Smith International, Inc.                          1,496,687
--------------------------------------------------------------------------------
                                                                      8,003,044
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING - 0.9%
--------------------------------------------------------------------------------
           24,765  Whole Foods Market, Inc.                           1,580,998
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES - 6.0%
--------------------------------------------------------------------------------
           31,050  Cytyc Corp.(1)                                       820,341
--------------------------------------------------------------------------------
           25,780  Gen-Probe Inc.(1)                                  1,234,089
--------------------------------------------------------------------------------
           16,100  Intuitive Surgical Inc.(1)                         1,596,798
--------------------------------------------------------------------------------
           54,290  Kyphon Inc.(1)                                     2,144,454
--------------------------------------------------------------------------------
           26,690  Mentor Corp.                                       1,249,092
--------------------------------------------------------------------------------
           48,550  ResMed Inc.(1)                                     2,135,714
--------------------------------------------------------------------------------
           34,130  Varian Medical Systems, Inc.(1)                    1,872,372
--------------------------------------------------------------------------------
                                                                     11,052,860
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES - 5.6%
--------------------------------------------------------------------------------
           41,817  Caremark Rx Inc.                                   2,058,651
--------------------------------------------------------------------------------
           78,900  DaVita Inc.(1)                                     4,389,206
--------------------------------------------------------------------------------
          117,550  VCA Antech Inc.(1)                                 3,805,093
--------------------------------------------------------------------------------
                                                                     10,252,950
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 2.2%
--------------------------------------------------------------------------------
           13,270  Choice Hotels International Inc.                     556,278
--------------------------------------------------------------------------------
           54,600  Scientific Games Corp. Cl A(1)                     1,530,438
--------------------------------------------------------------------------------
           32,200  Station Casinos Inc.                               1,941,660
--------------------------------------------------------------------------------
                                                                      4,028,376
--------------------------------------------------------------------------------
INSURANCE - 2.5%
--------------------------------------------------------------------------------
           89,300  Assured Guaranty Ltd.                              2,247,681
--------------------------------------------------------------------------------
           83,960  Brown & Brown Inc.                                 2,456,670
--------------------------------------------------------------------------------
                                                                      4,704,351
--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL - 0.8%
--------------------------------------------------------------------------------
           24,870  NutriSystem, Inc.(1)                               1,533,982
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES - 5.2%
--------------------------------------------------------------------------------
           42,300  Digital River Inc.(1)                              2,447,055
--------------------------------------------------------------------------------
          167,820  ValueClick Inc.(1)                                 3,155,016
--------------------------------------------------------------------------------
          102,510  WebEx Communications, Inc.(1)                      3,941,510
--------------------------------------------------------------------------------
                                                                      9,543,581
--------------------------------------------------------------------------------
IT SERVICES - 8.2%
--------------------------------------------------------------------------------
           69,860  Alliance Data Systems Corp.(1)                     4,241,899
--------------------------------------------------------------------------------
           44,380  Cognizant Technology
                   Solutions Corporation Cl A(1)                      3,340,926
--------------------------------------------------------------------------------
           47,410  Euronet Worldwide Inc.(1)                          1,409,025
--------------------------------------------------------------------------------
           86,840  SRA International, Inc. Cl A(1)                    2,783,222
--------------------------------------------------------------------------------
          108,680  VeriFone Holdings Inc.(1)                          3,174,543
--------------------------------------------------------------------------------
                                                                     14,949,615
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
7

Mid Cap Growth - Schedule of Investments

OCTOBER 31, 2006

Shares                                                                  Value
--------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS - 0.9%
--------------------------------------------------------------------------------
           39,300  Pool Corp.                                    $    1,610,514
--------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES - 2.7%
--------------------------------------------------------------------------------
           54,170  Covance Inc.(1)                                    3,168,945
--------------------------------------------------------------------------------
           17,590  Illumina, Inc.(1)                                    773,256
--------------------------------------------------------------------------------
           22,430  Ventana Medical Systems Inc.(1)                      905,948
--------------------------------------------------------------------------------
                                                                      4,848,149
--------------------------------------------------------------------------------
MACHINERY - 2.4%
--------------------------------------------------------------------------------
           56,220  Graco Inc.                                         2,291,527
--------------------------------------------------------------------------------
           51,960  Joy Global Inc.                                    2,032,156
--------------------------------------------------------------------------------
                                                                      4,323,683
--------------------------------------------------------------------------------
MEDIA - 0.8%
--------------------------------------------------------------------------------
           25,170  Lamar Advertising Co. Cl A(1)                      1,451,806
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS - 2.3%
--------------------------------------------------------------------------------
           56,130  Newfield Exploration Company(1)                    2,289,542
--------------------------------------------------------------------------------
           72,210  Range Resources Corporation                        1,960,502
--------------------------------------------------------------------------------
                                                                      4,250,044
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS - 1.4%
--------------------------------------------------------------------------------
           65,030  Ventas, Inc.                                       2,534,869
--------------------------------------------------------------------------------
ROAD & RAIL - 0.7%
--------------------------------------------------------------------------------
           60,710  J.B. Hunt Transport Services, Inc.                 1,313,764
--------------------------------------------------------------------------------
SEMICONDUCTORS &
SEMICONDUCTOR EQUIPMENT - 3.2%
--------------------------------------------------------------------------------
           45,720  Altera Corp.(1)                                      843,077
--------------------------------------------------------------------------------
           24,950  KLA-Tencor Corp.                                   1,226,792
--------------------------------------------------------------------------------
           35,790  MEMC Electronic Materials Inc.(1)                  1,270,545
--------------------------------------------------------------------------------
           77,797  Microchip Technology Inc.                          2,561,855
--------------------------------------------------------------------------------
                                                                      5,902,269
--------------------------------------------------------------------------------
SOFTWARE - 3.1%
--------------------------------------------------------------------------------
          138,397  Activision, Inc.(1)                                2,134,082
--------------------------------------------------------------------------------
           59,838  Citrix Systems, Inc.(1)                            1,767,016
--------------------------------------------------------------------------------
           32,860  FactSet Research Systems Inc.                      1,672,574
--------------------------------------------------------------------------------
                                                                      5,573,672
--------------------------------------------------------------------------------
SPECIALTY RETAIL - 3.5%
--------------------------------------------------------------------------------
           35,570  Aeropostale Inc.(1)                                1,042,557
--------------------------------------------------------------------------------
           39,700  AnnTaylor Stores Corporation(1)                    1,747,594
--------------------------------------------------------------------------------
           24,670  GameStop Corp. Cl A(1)                             1,259,650
--------------------------------------------------------------------------------
           58,970  O'Reilly Automotive Inc.(1)                        1,904,141
--------------------------------------------------------------------------------
           22,650  Urban Outfitters Inc.(1)                             396,375
--------------------------------------------------------------------------------
                                                                      6,350,317
--------------------------------------------------------------------------------

Shares/Principal Amount                                                 Value
--------------------------------------------------------------------------------
TRADING COMPANIES &
DISTRIBUTORS - 0.9%
--------------------------------------------------------------------------------
           40,650  Fastenal Co.                                       1,635,756
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $138,520,989)                                                 161,770,797
--------------------------------------------------------------------------------
COMMERCIAL PAPER(2) -- 10.8%
       $2,000,000  Bank of America Corp.,
                   5.24%, 11/6/06                                     1,998,534
--------------------------------------------------------------------------------
        3,000,000  DaimlerChrysler Auto,
                   5.25%, 11/20/06(3)                                 2,991,639
--------------------------------------------------------------------------------
        3,000,000  New Century Asset Trust,
                   5.26%, 12/5/06(3)                                  2,984,997
--------------------------------------------------------------------------------
        2,000,000  Preferred Receivable Funding,
                   5.26%, 11/10/06                                    1,997,348
--------------------------------------------------------------------------------
        2,500,000  Ranger Funding Co. LLC,
                   5.26%, 11/22/06(3)                                 2,492,300
--------------------------------------------------------------------------------
        2,000,000  Sheffield Receivables,
                   5.26%, 11/15/06                                    1,995,884
--------------------------------------------------------------------------------
        2,000,000  Thunder Bay Funding LLC,
                   5.26%, 11/20/06
                   (Acquired 10/18/06,
                   Cost $1,990,357)(4)                                1,994,396
--------------------------------------------------------------------------------
        1,300,000  UBS Finance LLC,
                   5.28%, 11/1/06                                     1,300,000
--------------------------------------------------------------------------------
        2,000,000  Windmill Funding Corp.,
                   5.25%, 11/13/06
                   (Acquired 10/18/06,
                   Cost $1,992,417)(4)                                1,996,468
--------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
(Cost $19,751,884)                                                   19,751,566
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 0.3%
--------------------------------------------------------------------------------
          500,000  FHLMC Discount Notes,
                   5.14%, 12/27/06(2)
 (Cost $496,001)                                                        496,061
--------------------------------------------------------------------------------
TOTAL INVESTMENT  SECURITIES -- 99.6%
(Cost $158,768,874)                                                 182,018,424
--------------------------------------------------------------------------------
OTHER ASSETS
AND LIABILITIES -- 0.4%                                                 703,078
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                         $182,721,502
================================================================================

See Notes to Financial Statements.                                  (continued)

------
8

Mid Cap Growth - Schedule of Investments

OCTOBER 31, 2006

FUTURES CONTRACTS
                                                   Underlying Face   Unrealized
    Contracts Purchased          Expiration Date   Amount at Value   Gain (Loss)
--------------------------------------------------------------------------------
18 S&P MidCap 400 Index Futures   December 2006      $7,114,500        $74,933
                                                  ==============================

NOTES TO SCHEDULE OF INVESTMENTS

FHLMC = Federal Home Loan Mortgage Corporation

(1) Non-income producing.

(2) The rate indicated is the yield to maturity at purchase.

(3) Security, or a portion thereof, has been segregated for futures contracts.

(4) Security was purchased under Rule 144A or Section 4(2) of the Securities
    Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at October 31, 2006 was $3,990,864, which represented 2.2% of total net assets.

See Notes to Financial Statements.

------
9

Small Cap Growth - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2006
                                            ----------------------
                                            AVERAGE ANNUAL RETURNS
------------------------------------------------------------------------------
                                                          SINCE     INCEPTION
                        7 MONTHS(1)   1 YEAR   5 YEARS  INCEPTION      DATE
------------------------------------------------------------------------------
A CLASS(2)                                                            7/12/99
   No sales charge*       -5.88%       6.63%   10.29%      11.98%
   With sales charge*    -11.30%       0.52%    8.99%      11.07%
------------------------------------------------------------------------------
RUSSELL 2000
GROWTH INDEX(3)           -2.98%      17.07%    9.51%    2.56%(4)       --
------------------------------------------------------------------------------
S&P SMALLCAP
600 INDEX(3)              -0.71%      16.10%   14.97%   11.44%(4)       --
------------------------------------------------------------------------------
Investor Class                --          --       --   -4.92%(5)     4/3/06
------------------------------------------------------------------------------
Institutional Class           --          --       --   -4.80%(5)     4/3/06
------------------------------------------------------------------------------
B Class(2)                                                            7/12/99
   No sales charge*       -6.24%       5.87%    9.55%      11.27%
   With sales charge*    -11.24%       1.87%    9.41%      11.27%
------------------------------------------------------------------------------
C Class                                                               4/3/06
   No sales charge*           --          --       --   -5.46%(5)
   With sales charge*         --          --       --   -6.40%(5)
------------------------------------------------------------------------------
R Class                       --          --       --   -5.22%(5)     4/3/06
------------------------------------------------------------------------------

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a maximum 5.75% initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information pages for more about the applicable sales charges for each share class. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Small Cap Growth acquired all the net assets of the Mason Street Small Cap
Growth Fund on March 31, 2006, pursuant to a plan of reorganization approved by the acquired fund's shareholders on March 23, 2006. Performance information prior to April 1, 2006, is that of the Mason Street Small Cap Growth Fund.

(1) Total returns for periods less than one year are not annualized. The fund's fiscal year was changed from March 31 to October 31, resulting in a seven-month annual reporting period.

(2) Class returns would have been lower if fees had not been waived.

(3) Data provided by Lipper Inc. - A Reuters Company. (c) 2006 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(4) Since 7/14/99, the date nearest the A Class's inception for which data are available.

(5) Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

(continued)

------
10

Small Cap Growth - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made July 12, 1999

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended October 31
-----------------------------------------------------------------------------------------------------
                               1999*    2000      2001      2002     2003     2004     2005     2006
-----------------------------------------------------------------------------------------------------
A Class (no sales charge)**   13.00%   63.92%   -24.37%    -7.06%   28.49%    7.39%   19.34%    6.63%
-----------------------------------------------------------------------------------------------------
Russell 2000 Growth Index     -4.03%   16.16%   -31.50%   -21.57%   46.56%    5.53%   10.91%   17.07%
-----------------------------------------------------------------------------------------------------
S&P SmallCap 600 Index        -6.41%   25.27%    -6.44%    -3.78%   33.58%   16.78%   15.27%   16.10%
-----------------------------------------------------------------------------------------------------

*From 7/12/99, the A Class's inception date. Index data from 7/14/99, the date nearest the A Class's inception for which data are available. Not annualized.
Small Cap Growth A Class's initial investment is $9,425 to reflect the maximum
5.75% initial sales charge.

**Class returns would have been lower, along with ending value, if fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
11

Small Cap Growth - Portfolio Commentary

PORTFOLIO MANAGER: BILL WALKER

PERFORMANCE SUMMARY

American Century-Mason Street Small Cap Growth returned -5.88%* in the seven months from the date American Century acquired the fund's assets from Mason
Street to the fund's fiscal year-end on October 31, 2006. By comparison, its benchmark, the small-cap Russell 2000 Growth Index, returned -2.98%.

In a difficult environment for small-cap growth stocks (see the Market
Perspective on page 2) that saw many segments of the fund and benchmark produce negative returns, our positioning in industrials and financials contributed positively to performance on an absolute basis and relative to the benchmark.
That said, the portfolio's underperformance versus its index resulted in large part from disappointing stock selection in the health care, consumer discretionary, and energy sectors.

HEALTH CARE HURT

In the health care sector, we added value relative to the benchmark by underweighting biotechnology and pharmaceuticals, two poor-performing industry segments. In addition, this sector was home to one of the portfolio's biggest relative and absolute contributors--medical device-maker FoxHollow Technologies, which performed well on the strength of its solid product line and earnings growth, as well as a deal with pharmaceutical giant Merck. But despite those positives, many of the portfolio's leading relative and absolute detractors were health care providers, including LCA-Vision, The Providence Service Corp.,
Symbion, and Horizon Health. Add it all up, and the health care stocks in the portfolio returned -7%, compared with -4% for those in the index.

CONSUMER DISCRETIONARY, ENERGY DETRACTED

Mixed performance was also the story among consumer discretionary shares, where good stock picks among hotel, restaurant, and leisure names and auto parts providers couldn't overcome poor performance by our specialty retail stocks. One of the portfolio's biggest detractors resided in this space--Golf Galaxy. This golf retailer was hurt by bad weather and disappointing Father's Day sales, resulting in poor earnings.

Another area where our stock selection worked against us was in energy, where

TOP TEN HOLDINGS
AS OF OCTOBER 31, 2006
--------------------------------------------------------------------------------
                                          % OF                 % OF
                                       NET ASSETS           NET ASSETS
                                          AS OF                AS OF
                                        10/31/06              4/30/06
--------------------------------------------------------------------------------
Kyphon Inc.                               2.3%                  1.4%
--------------------------------------------------------------------------------
Huron Consulting
Group Inc.                                2.2%                  1.1%
--------------------------------------------------------------------------------
United Natural Foods Inc.                 2.2%                  1.7%
--------------------------------------------------------------------------------
Psychiatric Solutions, Inc.               2.1%                  1.6%
--------------------------------------------------------------------------------
Advisory Board Co. (The)                  2.0%                  2.0%
--------------------------------------------------------------------------------
LKQ Corporation                           1.9%                  1.3%
--------------------------------------------------------------------------------
Hibbett Sporting
Goods Inc.                                1.9%                  1.3%
--------------------------------------------------------------------------------
Providence Service
Corp. (The)                               1.9%                  1.7%
--------------------------------------------------------------------------------
Blackboard Inc.                           1.9%                  1.5%
--------------------------------------------------------------------------------
Life Time Fitness Inc.                    1.8%                  1.2%
--------------------------------------------------------------------------------

*All fund returns referenced in this commentary are for A Class shares and are not reduced by sales charges.

A Class shares are subject to a maximum sales charge of 5.75%.

Had the sales charge been applied, returns would be lower than those shown.

Total returns for periods less than one year are not annualized.

Class returns would have been lower if fees had not been waived.     (continued)

------
12

Small Cap Growth - Portfolio Commentary

equipment & services holdings hurt, as did oil, gas & consumable fuels firms.
For example, after a big run-up with energy prices in recent years, Hydril--an equipment & services firm with exposure to the volatile North American natural gas market--ended the seven-month reporting period as one of our biggest detractors. It's a similar story for James River Coal, where strong performance in 2005 turned negative in 2006. In part that's due to the fact that coal is seen as a cheaper alternative to natural gas, so when natural gas prices weaken, coal's pricing advantage decreases.

INDUSTRIAL-STRENGTH GAINS

The industrials sector was home to many of our leading contributors to performance. A good example is Corrections Corp. of America, which runs correctional facilities across the United States. This stock benefited from expanding business and a favorable municipal budget environment, making it the number-one contributor to both relative and absolute returns.

Other leading contributors were business support outsourcing firm ICT Group, and the Huron Consulting Group. Huron is a financial consulting firm with expertise in issues around stock option grants and executive compensation--this during a period when several high-profile firms were hit with questions about the timing of option grants.

We also added value relative to the index with an underweight position in information technology shares, which had negative absolute returns and made up the worst-performing segment of the index during the reporting period. The financials sector was another positive contributor as a result of our effective stock selection and allocation decisions in many industry segments.

PORTFOLIO OBJECTIVE & EXPECTATIONS

American Century-Mason Street Small Cap Growth seeks long-term growth by buying high-quality, fast-growing, small-cap companies. We believe that relative to small-cap value, growth currently offers greater opportunities through attractive relative value and strong earnings per share growth.

Our disciplined investment process focuses on well-managed, growing, attractively valued companies. We believe this investment approach can deliver solid performance over time, and that American Century-Mason Street Small Cap
Growth can be a good choice for the small-cap growth portion of an investor's portfolio.

TOP FIVE INDUSTRIES
AS OF OCTOBER 31, 2006
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        10/31/06               4/30/06
--------------------------------------------------------------------------------
Commercial Services
& Supplies                               14.3%                  9.9%
--------------------------------------------------------------------------------
Health Care Providers
& Services                                8.7%                 12.0%
--------------------------------------------------------------------------------
Semiconductors &
Semiconductor Equipment                   6.2%                  4.8%
--------------------------------------------------------------------------------
Hotels, Restaurants
& Leisure                                 5.7%                  6.7%
--------------------------------------------------------------------------------
Health Care Equipment
& Supplies                                5.7%                  6.3%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                          % OF                 % OF
                                       NET ASSETS           NET ASSETS
                                          AS OF                AS OF
                                        10/31/06              4/30/06
--------------------------------------------------------------------------------
Common Stocks                            89.6%                 93.7%
--------------------------------------------------------------------------------
Commercial Paper                          8.9%                  6.3%
--------------------------------------------------------------------------------
Temporary Cash
Investments                               0.4%                  0.6%
--------------------------------------------------------------------------------
Other Assets
and Liabilities                           1.1%                (0.6)%
--------------------------------------------------------------------------------

------
13

Small Cap Growth - Schedule of Investments

OCTOBER 31, 2006

Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 89.6%
AEROSPACE & DEFENSE - 1.2%
--------------------------------------------------------------------------------
    31,400    Essex Corp.(1)                                     $   617,952
--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS - 1.2%
--------------------------------------------------------------------------------
     7,140    C.H. Robinson Worldwide Inc.                           298,024
--------------------------------------------------------------------------------
     9,651    Forward Air Corp.                                      313,368
--------------------------------------------------------------------------------
                                                                     611,392
--------------------------------------------------------------------------------
AUTO COMPONENTS - 1.9%
--------------------------------------------------------------------------------
    42,100    LKQ Corporation(1)                                     974,194
--------------------------------------------------------------------------------
CAPITAL MARKETS - 3.2%
--------------------------------------------------------------------------------
     2,000    Evercore Partners Inc. Cl A(1)                          73,360
--------------------------------------------------------------------------------
    11,575    Greenhill & Co. Inc.                                   786,406
--------------------------------------------------------------------------------
    24,489    OptionsXpress Holdings, Inc.                           761,118
--------------------------------------------------------------------------------
                                                                   1,620,884
--------------------------------------------------------------------------------
CHEMICALS - 1.2%
--------------------------------------------------------------------------------
    15,625    Airgas Inc.                                            590,781
--------------------------------------------------------------------------------
COMMERCIAL BANKS - 2.0%
--------------------------------------------------------------------------------
     6,025    First Republic Bank                                    234,614
--------------------------------------------------------------------------------
    23,250    Greater Bay Bancorp                                    598,687
--------------------------------------------------------------------------------
    13,800    Nexity Financial Corp.(1)                              182,298
--------------------------------------------------------------------------------
                                                                   1,015,599
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 14.3%
--------------------------------------------------------------------------------
    17,700    ACCO Brands Corp.(1)                                   430,110
--------------------------------------------------------------------------------
    18,600    Advisory Board Co. (The)(1)                          1,027,091
--------------------------------------------------------------------------------
    13,200    Brady Corp. Cl A                                       488,400
--------------------------------------------------------------------------------
     5,700    Corporate Executive
              Board Co. (The)                                        511,974
--------------------------------------------------------------------------------
    15,540    Corrections Corp. of America(1)                        710,023
--------------------------------------------------------------------------------
    34,900    Global Cash Access Inc.(1)                             556,655
--------------------------------------------------------------------------------
    28,000    Huron Consulting Group Inc.(1)                       1,118,879
--------------------------------------------------------------------------------
    24,100    ICT Group Inc.(1)                                      763,970
--------------------------------------------------------------------------------
    22,984    Kenexa Corp.(1)                                        738,476
--------------------------------------------------------------------------------
    25,232    Knoll Inc.                                             499,594
--------------------------------------------------------------------------------
    18,800    PeopleSupport Inc.(1)                                  368,292
--------------------------------------------------------------------------------
                                                                   7,213,464
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING - 0.7%
--------------------------------------------------------------------------------
     8,320    Silgan Holdings Inc.                                   344,198
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 3.0%
--------------------------------------------------------------------------------
    11,400    International Securities
              Exchange Inc.                                          585,390
--------------------------------------------------------------------------------
    26,230    Marlin Business
              Services Corp.(1)                                      606,175
--------------------------------------------------------------------------------
     7,350    Portfolio Recovery
              Associates Inc.(1)                                     342,657
--------------------------------------------------------------------------------
                                                                   1,534,222
--------------------------------------------------------------------------------
ELECTRIC UTILITIES - 1.0%
--------------------------------------------------------------------------------
    13,675    ITC Holdings Corp.                                     485,736
--------------------------------------------------------------------------------

Shares                                                               Value
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.2%
--------------------------------------------------------------------------------
    47,273    International
              DisplayWorks, Inc.(1)                              $   303,020
--------------------------------------------------------------------------------
    14,200    Plexus Corp.(1)                                        311,264
--------------------------------------------------------------------------------
                                                                     614,284
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES - 2.9%
--------------------------------------------------------------------------------
     9,600    Dril-Quip Inc.(1)                                      378,048
--------------------------------------------------------------------------------
    10,645    Grant Prideco Inc.(1)                                  402,062
--------------------------------------------------------------------------------
    99,550    Grey Wolf Inc.(1)                                      696,850
--------------------------------------------------------------------------------
                                                                   1,476,960
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING - 2.2%
--------------------------------------------------------------------------------
    31,575    United Natural Foods Inc.(1)                         1,101,968
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES - 5.7%
--------------------------------------------------------------------------------
    14,000    FoxHollow Technologies Inc.(1)                         490,140
--------------------------------------------------------------------------------
    29,150    Kyphon Inc.(1)                                       1,151,425
--------------------------------------------------------------------------------
    14,400    PolyMedica Corp.                                       598,320
--------------------------------------------------------------------------------
    14,440    ResMed Inc.(1)                                         635,216
--------------------------------------------------------------------------------
                                                                   2,875,101
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES - 8.7%
--------------------------------------------------------------------------------
    13,600    Centene Corp.(1)                                       320,824
--------------------------------------------------------------------------------
     6,400    HealthExtras Inc.(1)                                   147,392
--------------------------------------------------------------------------------
    16,120    Pediatrix Medical Group, Inc.(1)                       724,272
--------------------------------------------------------------------------------
    34,484    Providence Service Corp. (The)(1)                      947,965
--------------------------------------------------------------------------------
    31,100    PSS World Medical Inc.(1)                              625,732
--------------------------------------------------------------------------------
    32,300    Psychiatric Solutions, Inc.(1)                       1,072,359
--------------------------------------------------------------------------------
    19,075    Radiation Therapy Services Inc.(1)                     567,672
--------------------------------------------------------------------------------
                                                                   4,406,216
--------------------------------------------------------------------------------
HEALTH CARE TECHNOLOGY - 1.4%
--------------------------------------------------------------------------------
    29,800    Allscripts Healthcare
              Solutions Inc.(1)                                      702,982
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 5.7%
--------------------------------------------------------------------------------
    17,775    Life Time Fitness Inc.(1)                              915,946
--------------------------------------------------------------------------------
    37,900    Morton's Restaurant Group Inc.(1)                      613,601
--------------------------------------------------------------------------------
    18,438    Orient-Express Hotels Ltd. Cl A                        727,379
--------------------------------------------------------------------------------
    21,300    Pinnacle Entertainment Inc.(1)                         644,538
--------------------------------------------------------------------------------
                                                                   2,901,464
--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL - 3.6%
--------------------------------------------------------------------------------
    11,200    Blue Nile Inc.(1)                                      427,952
--------------------------------------------------------------------------------
    24,200    Coldwater Creek Inc.(1)                                737,858
--------------------------------------------------------------------------------
    20,300    VistaPrint Ltd.(1)                                     634,984
--------------------------------------------------------------------------------
                                                                   1,800,794
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES - 2.0%
--------------------------------------------------------------------------------
    14,950    Bankrate Inc.(1)                                       477,653
--------------------------------------------------------------------------------
    20,200    DealerTrack Holdings Inc.(1)                           514,898
--------------------------------------------------------------------------------
                                                                     992,551
--------------------------------------------------------------------------------
IT SERVICES - 3.2%
--------------------------------------------------------------------------------
    13,375    Euronet Worldwide Inc.(1)                              397,505
--------------------------------------------------------------------------------
    19,700    Forrester Research Inc.(1)                             619,171
--------------------------------------------------------------------------------

See Notes to Financial Statements.   (continued)

------
14

Small Cap Growth - Schedule of Investments

OCTOBER 31, 2006

Shares                                                               Value
--------------------------------------------------------------------------------
    23,300    Heartland Payment
              Systems Inc.                                       $   622,576
--------------------------------------------------------------------------------
                                                                   1,639,252
--------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES - 1.8%
--------------------------------------------------------------------------------
    19,400    ICON plc ADR(1)                                        696,072
--------------------------------------------------------------------------------
     5,618    Ventana Medical Systems Inc.(1)                        226,911
--------------------------------------------------------------------------------
                                                                     922,983
--------------------------------------------------------------------------------
MACHINERY - 1.6%
--------------------------------------------------------------------------------
    19,855    Bucyrus International, Inc. Cl A                       831,925
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS - 0.9%
--------------------------------------------------------------------------------
    10,900    World Fuel Services Corp.                              468,918
--------------------------------------------------------------------------------
PHARMACEUTICALS - 2.2%
--------------------------------------------------------------------------------
    15,859    Adams Respiratory
              Therapeutics Inc.(1)                                   683,523
--------------------------------------------------------------------------------
    18,600    Noven Pharmaceuticals Inc.(1)                          413,106
--------------------------------------------------------------------------------
                                                                   1,096,629
--------------------------------------------------------------------------------
ROAD & RAIL - 1.3%
--------------------------------------------------------------------------------
    20,065    Knight Transportation Inc.                             365,585
--------------------------------------------------------------------------------
    17,421    Marten Transport Ltd.(1)                               296,331
--------------------------------------------------------------------------------
                                                                     661,916
--------------------------------------------------------------------------------
SEMICONDUCTORS &

SEMICONDUCTOR EQUIPMENT - 6.2%
--------------------------------------------------------------------------------
     9,300    Cymer, Inc.(1)                                         430,869
--------------------------------------------------------------------------------
    40,890    Entegris, Inc.(1)                                      458,377
--------------------------------------------------------------------------------
    21,700    MKS Instruments, Inc.(1)                               469,804
--------------------------------------------------------------------------------
    18,700    Netlogic Microsystems Inc.(1)                          370,821
--------------------------------------------------------------------------------
    45,700    RF Micro Devices, Inc.(1)                              333,610
--------------------------------------------------------------------------------
    22,400    Silicon Image, Inc.(1)                                 264,992
--------------------------------------------------------------------------------
    23,050    Tessera Technologies Inc.(1)                           804,675
--------------------------------------------------------------------------------
                                                                   3,133,148
--------------------------------------------------------------------------------
SOFTWARE - 4.0%
--------------------------------------------------------------------------------
    34,050    Blackboard Inc.(1)                                     943,526
--------------------------------------------------------------------------------
    18,300    Sonic Solutions(1)                                     295,362
--------------------------------------------------------------------------------

Shares/Principal Amount                                              Value
--------------------------------------------------------------------------------
    26,204    THQ Inc.(1)                                        $   787,954
--------------------------------------------------------------------------------
                                                                   2,026,842
--------------------------------------------------------------------------------
SPECIALTY RETAIL - 3.2%
--------------------------------------------------------------------------------
    40,750    Golf Galaxy Inc.(1)                                    632,440
--------------------------------------------------------------------------------
    32,600    Hibbett Sporting Goods Inc.(1)                         953,224
--------------------------------------------------------------------------------
                                                                   1,585,664
--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS - 2.1%
--------------------------------------------------------------------------------
    31,575    Beacon Roofing Supply, Inc.(1)                         625,185
--------------------------------------------------------------------------------
    18,400    Williams Scotsman
              International, Inc.(1)                                 432,952
--------------------------------------------------------------------------------
                                                                   1,058,137
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $37,360,379)                                                45,306,156
--------------------------------------------------------------------------------
COMMERCIAL PAPER(2) -- 8.9%
$3,000,000    Thunder Bay Funding LLC, 5.26%,
              11/20/06 (Acquired 10/18/06,
              Cost $2,985,535)(3)(4)                               2,991,595
--------------------------------------------------------------------------------
 1,500,000    UBS Finance LLC,
              5.28%, 11/1/06                                       1,500,000
--------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
(Cost $4,491,672)                                                  4,491,595
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 0.4%
--------------------------------------------------------------------------------
   200,000    FHLMC Discount Notes,
              5.14%, 12/27/06(2)
(Cost $198,402)                                                      198,424
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 98.9%
(Cost $42,050,453)                                                49,996,175
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 1.1%                                 580,345
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                       $50,576,520
================================================================================

FUTURES CONTRACTS
                                                Underlying Face   Unrealized
    Contracts Purchased       Expiration Date   Amount at Value   Gain (Loss)
-----------------------------------------------------------------------------
5 Russell 2000 Index Futures   December 2006      $1,925,625        $55,809
                                                =============================

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

FHLMC = Federal Home Loan Mortgage Corporation

(1) Non-income producing.

(2) The rate indicated is the yield to maturity at purchase.

(3) Security, or a portion thereof, has been segregated for futures contracts.

(4) Security was purchased under Rule 144A or Section 4(2) of the Securities
    Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at October 31, 2006 was $2,991,595, which represented 5.9% of total net assets.

See Notes to Financial Statements.

------
15

Shareholder Fee Examples

(Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2006 to October 31, 2006.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional
Class shares of the American Century Diversified Bond Fund, in an American
Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all
PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell
Education Savings Accounts and IRAs (including traditional, Roth, Rollover,
SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century
Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online.
If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

(continued)

------
16

Shareholder Fee Examples (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                                     EXPENSES PAID
                     BEGINNING         ENDING       DURING PERIOD(1)  ANNUALIZED
                    ACCOUNT VALUE   ACCOUNT VALUE      5/1/06 -        EXPENSE
                       5/1/06         10/31/06         10/31/06        RATIO(1)
--------------------------------------------------------------------------------
MID CAP GROWTH
SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
Investor Class        $1,000           $927.20           $5.10          1.05%
--------------------------------------------------------------------------------
Institutional
Class                 $1,000           $928.60           $4.13          0.85%
--------------------------------------------------------------------------------
A Class               $1,000           $925.90           $6.31          1.30%
--------------------------------------------------------------------------------
B Class
(after waiver)(2)     $1,000           $923.40           $9.45          1.95%
--------------------------------------------------------------------------------
B Class
(before waiver)       $1,000           $923.40(3)        $9.94          2.05%
--------------------------------------------------------------------------------
C Class               $1,000           $922.50           $9.93          2.05%
--------------------------------------------------------------------------------
R Class               $1,000           $924.50           $7.52          1.55%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
Investor Class        $1,000         $1,019.91           $5.35          1.05%
--------------------------------------------------------------------------------
Institutional
Class                 $1,000         $1,020.92           $4.33          0.85%
--------------------------------------------------------------------------------
A Class               $1,000         $1,018.65           $6.61          1.30%
--------------------------------------------------------------------------------
B Class
(after waiver)(2)     $1,000         $1,015.38           $9.91          1.95%
--------------------------------------------------------------------------------
B Class
(before waiver)       $1,000         $1,014.87          $10.41          2.05%
--------------------------------------------------------------------------------
C Class               $1,000         $1,014.87          $10.41          2.05%
--------------------------------------------------------------------------------
R Class               $1,000         $1,017.39           $7.88          1.55%
--------------------------------------------------------------------------------

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2) During the six months ended October 31, 2006, the class received a partial waiver of its distribution and service fees.

(3) Ending account value assumes the return earned after waiver. The return would have been lower had fees not been waived and may have resulted in a lower ending account value.

 (continued)

------
17

Shareholder Fee Examples (Unaudited)

--------------------------------------------------------------------------------
                                                     EXPENSES PAID
                     BEGINNING         ENDING       DURING PERIOD(1)  ANNUALIZED
                    ACCOUNT VALUE   ACCOUNT VALUE      5/1/06 -        EXPENSE
                       5/1/06         10/31/06         10/31/06        RATIO(1)
--------------------------------------------------------------------------------
SMALL CAP GROWTH
SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
Investor Class         $1,000          $929.80           $6.32          1.30%
--------------------------------------------------------------------------------
Institutional
Class                  $1,000          $930.40           $5.35          1.10%
--------------------------------------------------------------------------------
A Class
(after waiver)(2)      $1,000          $929.20           $6.81          1.40%
--------------------------------------------------------------------------------
A Class
(before waiver)        $1,000          $929.20(3)        $7.54          1.55%
--------------------------------------------------------------------------------
B Class
(after waiver)(2)      $1,000          $925.70           $9.95          2.05%
--------------------------------------------------------------------------------
B Class
(before waiver)        $1,000          $925.70(3)       $11.16          2.30%
--------------------------------------------------------------------------------
C Class                $1,000          $925.10          $11.16          2.30%
--------------------------------------------------------------------------------
R Class                $1,000          $926.90           $8.74          1.80%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
Investor Class         $1,000        $1,018.65           $6.61          1.30%
--------------------------------------------------------------------------------
Institutional
Class                  $1,000        $1,019.66           $5.60          1.10%
--------------------------------------------------------------------------------
A Class
(after waiver)(2)      $1,000        $1,018.15           $7.12          1.40%
--------------------------------------------------------------------------------
A Class
(before waiver)        $1,000        $1,017.39           $7.88          1.55%
--------------------------------------------------------------------------------
B Class
(after waiver)(2)      $1,000        $1,014.87          $10.41          2.05%
--------------------------------------------------------------------------------
B Class
(before waiver)        $1,000        $1,013.61          $11.67          2.30%
--------------------------------------------------------------------------------
C Class                $1,000        $1,013.61          $11.67          2.30%
--------------------------------------------------------------------------------
R Class                $1,000        $1,016.13           $9.15          1.80%
--------------------------------------------------------------------------------

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2) During the six months ended October 31, 2006, the class received a partial waiver of its distribution and service fees.

(3) Ending account value assumes the return earned after waiver. The return would have been lower had fees not been waived and may have resulted in a lower ending account value.

------
18

Statement of Assets and Liabilities

OCTOBER 31, 2006
--------------------------------------------------------------------------------
                                                     MID CAP         SMALL CAP
                                                     GROWTH           GROWTH
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value
(cost of $158,768,874 and
$42,050,453, respectively)                         $182,018,424     $49,996,175
--------------------------------------
Cash                                                     48,784         121,882
--------------------------------------
Receivable for investments sold                       2,816,228         644,283
--------------------------------------
Receivable for capital shares sold                        8,818          14,495
--------------------------------------
Interest and dividend receivable                         22,767           1,454
--------------------------------------------------------------------------------
                                                    184,915,021      50,778,289
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable for investments purchased                     1,978,754          34,748
--------------------------------------
Payable for capital shares redeemed                      46,869          95,107
--------------------------------------
Payable for variation
margin on futures contracts                              15,548           8,375
--------------------------------------
Accrued management fees                                 139,259          55,441
--------------------------------------
Distribution fees payable                                 4,337           4,458
--------------------------------------
Service fees (and distribution
fees - A Class and R Class) payable                       8,752           3,640
--------------------------------------------------------------------------------
                                                      2,193,519         201,769
--------------------------------------------------------------------------------

NET ASSETS                                         $182,721,502     $50,576,520
================================================================================

See Notes to Financial Statements.
(continued)

------
19

Statement of Assets and Liabilities

OCTOBER 31, 2006
--------------------------------------------------------------------------------
                                                         MID CAP      SMALL CAP
                                                         GROWTH        GROWTH

--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital paid in                                       $150,914,118   $41,023,980
-------------------------------------------
Undistributed net realized gain
on investment transactions                               8,482,901     1,551,009
-------------------------------------------
Net unrealized appreciation on investments              23,324,483     8,001,531
--------------------------------------------------------------------------------
                                                      $182,721,502   $50,576,520
================================================================================
INVESTOR CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                $311,440      $587,179
-------------------------------------------
Shares outstanding                                          22,633        36,626
-------------------------------------------
Net asset value per share                                   $13.76        $16.03
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                            $138,985,975    $1,166,384
-------------------------------------------
Shares outstanding                                      10,089,307        72,668
-------------------------------------------
Net asset value per share                                   $13.78        $16.05
--------------------------------------------------------------------------------
A CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                             $36,674,503   $41,797,973
-------------------------------------------
Shares outstanding                                       2,669,403     2,609,038
-------------------------------------------
Net asset value per share                                   $13.74        $16.02
-------------------------------------------
Maximum offering price
(net asset value divided by 0.9425)                         $14.58        $17.00
--------------------------------------------------------------------------------
B CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                              $6,626,207    $6,883,630
-------------------------------------------
Shares outstanding                                         514,156       449,187
-------------------------------------------
Net asset value per share                                   $12.89        $15.32
--------------------------------------------------------------------------------
C CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                $100,171      $117,653
-------------------------------------------
Shares outstanding                                           7,323         7,382
-------------------------------------------
Net asset value per share                                   $13.68        $15.94
--------------------------------------------------------------------------------
R CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                 $23,206       $23,701
-------------------------------------------
Shares outstanding                                           1,691         1,483
-------------------------------------------
Net asset value per share                                   $13.72        $15.98
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------
20

Statement of Operations

FOR THE SEVEN MONTHS ENDED OCTOBER 31, 2006 AND YEAR ENDED MARCH 31, 2006
--------------------------------------------------------------------------------------------
                                         MID CAP GROWTH              SMALL CAP GROWTH
--------------------------------------------------------------------------------------------
                                     OCT. 31,     MARCH 31,       OCT. 31,       MARCH 31,
                                      2006(1)       2006           2006(1)          2006
--------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
--------------------------------------------------------------------------------------------
INCOME:
------------------------------
Dividends                        $    501,867    $ 1,846,186    $    75,342    $   149,013
------------------------------
Interest                              435,041        378,804         82,502        164,040
--------------------------------------------------------------------------------------------
                                      936,908      2,224,990        157,844        313,053
--------------------------------------------------------------------------------------------

EXPENSES:
------------------------------
Management fees                       984,825      1,382,888        409,517        460,953
------------------------------
Distribution fees:
------------------------------
  A Class                                  --         41,392             --         45,290
------------------------------
  B Class                              33,256         69,276         32,298         56,761
------------------------------
  C Class                                 157          6,393            315          9,886
------------------------------
Service fees:
------------------------------
  B Class                              11,086             --         10,766             --
------------------------------
  C Class                                  52             --            105             --
------------------------------
Distribution and service fees:
------------------------------
  A Class                              61,395             --         67,592             --
------------------------------
  R Class                                  68             --             68             --
------------------------------
Shareholder servicing fees
(A Class, B Class and C Class)             --        461,530             --        136,465
------------------------------
Transfer agent fees                        --        194,216             --        167,210
------------------------------
Administrative fees                        --        184,385             --         54,230
------------------------------
Directors' fees and expenses            1,873          6,682            879          6,682
------------------------------
Other expenses                             --        107,902             --        128,498
--------------------------------------------------------------------------------------------
                                    1,092,712      2,454,664        521,540      1,065,975
------------------------------
Amount waived                          (4,434)        (8,480)       (51,321)      (250,993)
--------------------------------------------------------------------------------------------
                                    1,088,278      2,446,184        470,219        814,982
--------------------------------------------------------------------------------------------

NET INVESTMENT
INCOME (LOSS)                        (151,370)      (221,194)      (312,375)      (501,929)
--------------------------------------------------------------------------------------------
REALIZED AND
UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
------------------------------
Investment transactions              (892,334)    21,927,598     (1,186,967)     6,054,394
------------------------------
Futures transactions                 (174,556)       289,550        (53,072)       (41,807)
--------------------------------------------------------------------------------------------
                                   (1,066,890)    22,217,148     (1,240,039)     6,012,587
--------------------------------------------------------------------------------------------

CHANGE IN NET
UNREALIZED APPRECIATION
(DEPRECIATION) ON:
------------------------------
Investments                       (13,145,019)    12,674,368     (2,205,785)     5,599,924
------------------------------
Futures                              (101,710)       196,654         55,809             --
--------------------------------------------------------------------------------------------
                                  (13,246,729)    12,871,022     (2,149,976)     5,599,924
--------------------------------------------------------------------------------------------

NET REALIZED AND
UNREALIZED GAIN (LOSS)            (14,313,619)    35,088,170     (3,390,015)    11,612,511
--------------------------------------------------------------------------------------------

NET INCREASE (DECREASE)
IN NET ASSETS
RESULTING FROM OPERATIONS        $(14,464,989)   $34,866,976    $(3,702,390)   $11,110,582
============================================================================================

(1) The funds' fiscal year end was changed from March 31 to October 31, resulting in a seven-month annual reporting period (see Note 7).

See Notes to Financial Statements.

------
21

Statement of Changes in Net Assets

SEVEN MONTHS ENDED OCTOBER 31, 2006 AND YEARS ENDED
MARCH 31, 2006 AND MARCH 31, 2005, RESPECTIVELY
-------------------------------------------------------------------------------------------
                                                       MID CAP GROWTH
-------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS   OCT. 31, 2006(1)     MARCH 31, 2006      MARCH 31, 2005
-------------------------------------------------------------------------------------------
OPERATIONS
-------------------------------------------------------------------------------------------
Net investment income (loss)          $   (151,370)       $   (221,194)       $ (1,396,429)
------------------------------------
Net realized gain (loss)                (1,066,890)         22,217,148          13,428,989
------------------------------------
Change in net unrealized
appreciation (depreciation)            (13,246,729)         12,871,022          (2,865,722)
-------------------------------------------------------------------------------------------
Net increase (decrease)
in net assets resulting
from operations                        (14,464,989)         34,866,976           9,166,838
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------
From net realized gains:
------------------------------------
  A Class                                       --         (15,783,919)                 --
------------------------------------
  B Class                                       --            (836,858)                 --
------------------------------------
  C Class                                       --             (88,602)                 --
-------------------------------------------------------------------------------------------
Decrease in net
assets from distributions                       --         (16,709,379)                 --
-------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
-------------------------------------------------------------------------------------------
Net increase (decrease)
in net assets from
capital share transactions              (5,875,318)         11,335,375           4,266,819
-------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS                          (20,340,307)         29,492,972          13,433,657
-------------------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------------------
Beginning of period                    203,061,809         173,568,837         160,135,180
-------------------------------------------------------------------------------------------
End of period                         $182,721,502        $203,061,809        $173,568,837
===========================================================================================

(1) The fund's fiscal year end was changed from March 31 to October 31, resulting in a seven-month annual reporting period (see Note 7).

See Notes to Financial Statements.
(continued)

------
22

Statement of Changes in Net Assets

SEVEN MONTHS ENDED OCTOBER 31, 2006 AND YEARS ENDED
MARCH 31, 2006 AND MARCH 31, 2005, RESPECTIVELY
-------------------------------------------------------------------------------------------
                                                        SMALL CAP GROWTH
-------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS   OCT. 31, 2006(1)     MARCH 31, 2006      MARCH 31, 2005
-------------------------------------------------------------------------------------------
OPERATIONS
-------------------------------------------------------------------------------------------
Net investment income (loss)           $  (312,375)        $  (501,929)        $  (420,997)
------------------------------------
Net realized gain (loss)                (1,240,039)          6,012,587           3,721,650
------------------------------------
Change in net unrealized
appreciation (depreciation)             (2,149,976)          5,599,924             594,057
-------------------------------------------------------------------------------------------
Net increase (decrease)
in net assets resulting
from operations                         (3,702,390)         11,110,582           3,894,710
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------
From net realized gains:
------------------------------------
  A Class                                       --          (4,765,611)         (1,329,074)
------------------------------------
  B Class                                       --            (758,743)           (320,858)
------------------------------------
  C Class                                       --            (150,496)            (34,300)
-------------------------------------------------------------------------------------------
Decrease in net assets
from distributions                              --          (5,674,850)         (1,684,232)
-------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
-------------------------------------------------------------------------------------------
Net increase (decrease)
in net assets from
capital share transactions             (10,809,168)         17,960,189           8,175,057
-------------------------------------------------------------------------------------------

NET INCREASE (DECREASE)
IN NET ASSETS                          (14,511,558)         23,395,921          10,385,535
-------------------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------------------
Beginning of period                     65,088,078          41,692,157          31,306,622
-------------------------------------------------------------------------------------------
End of period                          $50,576,520         $65,088,078         $41,692,157
===========================================================================================

(1) The fund's fiscal year end was changed from March 31 to October 31, resulting in a seven-month annual reporting period (see Note 7).

See Notes to Financial Statements.

------
23

Notes to Financial Statements

OCTOBER 31, 2006

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. American Century-Mason Street Mid Cap
Growth Fund (Mid Cap Growth) and American Century-Mason Street Small Cap Growth
Fund (Small Cap Growth) (the funds) are two funds in a series issued by the corporation (see Note 7). The funds are diversified under the 1940 Act. The funds' investment objective is to seek long-term capital growth. Mid Cap Growth invests primarily in stocks of mid-sized companies. Small Cap Growth invests primarily in stocks of smaller market capitalization companies. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- The funds are authorized to issue the Investor Class, the
Institutional Class, the A Class, the B Class, the C Class and the R Class. The
A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets. Sale of the funds' Investor Class, Institutional Class, C Class and R Class commenced on
April 3, 2006.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days may be valued at cost, plus or minus any amortization discount or premium. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of Directors or its designee if such fair value determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to fair value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FUTURES CONTRACTS -- The funds may enter into futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures transactions and unrealized appreciation (depreciation) on futures, respectively.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc.

(continued)

------
24

Notes to Financial Statements

OCTOBER 31, 2006

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account.  These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in each fund's investment strategy (strategy assets) to calculate the appropriate fee rate for each fund. The strategy assets include each fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy.

The annual management fee schedule for each class of Mid Cap Growth is as follows:
--------------------------------------------------------------------
                                  INVESTOR,
                                 A, B, C & R       INSTITUTIONAL
--------------------------------------------------------------------
STRATEGY ASSETS
--------------------------------------------------------------------
First $500 million                  1.05%              0.85%
--------------------------------------------------------------------
Over $500 million                   1.00%              0.80%
--------------------------------------------------------------------

(continued)

------
25

Notes to Financial Statements

OCTOBER 31, 2006

2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

The annual management fee schedule for each
class of Small Cap Growth is as follows:
------------------------------------------------------------------------
                                      INVESTOR,
                                     A, B, C & R       INSTITUTIONAL
------------------------------------------------------------------------
STRATEGY ASSETS
------------------------------------------------------------------------
First $1 billion                        1.30%              1.10%
------------------------------------------------------------------------
Over $1 billion                         1.10%              0.90%
------------------------------------------------------------------------

For the seven months ended October 31, 2006, the effective
annual management fee for each class of each fund was as follows:
------------------------------------------------------------------------
                                      INVESTOR,
                                     A, B, C & R       INSTITUTIONAL
------------------------------------------------------------------------
Mid Cap Growth                          1.05%              0.85%
------------------------------------------------------------------------
Small Cap Growth                        1.30%              1.10%
------------------------------------------------------------------------

ACIM has entered into a Subadvisory Agreement with Mason Street Advisors LLC
(Mason Street) on behalf of the funds. The subadvisor makes investment decisions for the funds in accordance with the funds' investment objectives, policies, and restrictions under the supervision of ACIM and the Board of Directors. ACIM pays all costs associated with retaining Mason Street as the subadvisor of the funds.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the A
Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule
12b-1 of the 1940 Act. The plans provide that the B Class and C Class will pay
American Century Investment Services, Inc. (ACIS) an annual distribution fee and service fee of 0.75% and 0.25%, respectively. The plans provide that the A Class and the R Class will pay ACIS an annual distribution and service fee of 0.25%
for the A Class and 0.50% for the R Class. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for A Class, B Class, C Class and R
Class shares. ACIM has agreed to voluntarily waive a portion of its distribution and service fees through March 31, 2008, by 0.10% for the B Class of Mid Cap
Growth and by 0.15% and 0.25% for the A Class and B Class of Small Cap Growth,
respectively. The total amount of the waivers for the seven months ended October
31, 2006, was as follows:
-------------------------------------------------------------------------------
                                           A                         B
-------------------------------------------------------------------------------
Mid Cap Growth                               --                   $4,434
-------------------------------------------------------------------------------
Small Cap Growth                        $40,555                  $10,766
-------------------------------------------------------------------------------

Fees incurred under the plans during the seven months ended October 31, 2006, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

JPMorgan Chase Bank is a custodian of the funds and a wholly owned subsidiary of
JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

(continued)

------
26

Notes to Financial Statements

OCTOBER 31, 2006

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the seven months ended October 31, 2006, were as follows:

                                            MID CAP GROWTH   SMALL CAP
GROWTH
--------------------------------------------------------------------------------
Purchases                                    $88,378,866       $21,192,761
--------------------------------------------------------------------------------
Proceeds from sales                          $97,450,885       $35,348,152
--------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows (see Note 7):

------------------------------------------------------------------------------------------------
                                    MID CAP GROWTH                       SMALL CAP GROWTH
------------------------------------------------------------------------------------------------
                             SHARES              AMOUNT             SHARES              AMOUNT
------------------------------------------------------------------------------------------------
INVESTOR CLASS
------------------------------------------------------------------------------------------------
PERIOD ENDED
OCTOBER 31, 2006(1)
SHARES AUTHORIZED          55,000,000                             55,000,000
================================================================================================
Sold                           22,633           $312,114              36,767           $575,594
------------------------
Redeemed                           --                 --                (141)            (2,124)
------------------------------------------------------------------------------------------------
Net increase (decrease)        22,633           $312,114              36,626           $573,470
================================================================================================
INSTITUTIONAL CLASS
----------------------------------------------
PERIOD ENDED
OCTOBER 31, 2006(1)
SHARES AUTHORIZED          50,000,000                             50,000,000
================================================================================================
Sold                       10,089,307       $149,766,470              73,638         $1,177,466
------------------------
Redeemed                           --                 --                (970)           (15,697)
------------------------------------------------------------------------------------------------
Net increase (decrease)    10,089,307       $149,766,470              72,668         $1,161,769
================================================================================================
A CLASS
------------------------------------------------------------------------------------------------
PERIOD ENDED
OCTOBER 31, 2006(2)
SHARES AUTHORIZED          20,000,000                             20,000,000
================================================================================================
Sold                          321,113      $   4,524,423             487,111       $  7,946,087
------------------------
Redeemed                  (10,741,497)      (158,865,810)         (1,219,827)       (19,780,091)
------------------------------------------------------------------------------------------------
Net increase (decrease)   (10,420,384)     $(154,341,387)           (732,716)      $(11,834,004)
================================================================================================
YEAR ENDED
MARCH 31, 2006
SHARES AUTHORIZED         149,148,534                            149,635,857
================================================================================================
Sold                          628,722        $ 8,754,617           1,409,502        $23,405,269
------------------------
Issued in reinvestment
of distributions            1,142,004         15,702,632             288,264          4,537,275
------------------------
Redeemed                     (835,676)       (11,797,915)           (674,623)       (11,197,022)
------------------------------------------------------------------------------------------------
Net increase (decrease)       935,050        $12,659,334           1,023,143        $16,745,522
================================================================================================
YEAR ENDED
MARCH 31, 2005
SHARES AUTHORIZED         149,148,534                            149,635,857
================================================================================================
Sold                          970,357        $12,678,022             950,771        $14,037,646
------------------------
Issued in reinvestment
of distributions                   --                 --              80,483          1,259,556
------------------------
Redeemed                     (537,458)        (7,066,240)           (480,513)        (7,192,504)
------------------------------------------------------------------------------------------------
Net increase (decrease)       432,899        $ 5,611,782             550,741        $ 8,104,698
================================================================================================

(1) April 3, 2006 (commencement of sale) through October 31, 2006.

(2) April 1, 2006 through October 31, 2006. The funds' fiscal year end was changed from March 31 to October 31, resulting in a seven-month annual reporting period (see Note 7).

(continued)

------
27

Notes to Financial Statements

OCTOBER 31, 2006

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

------------------------------------------------------------------------------------------------
                                    MID CAP GROWTH                       SMALL CAP GROWTH
------------------------------------------------------------------------------------------------
                             SHARES              AMOUNT             SHARES              AMOUNT
------------------------------------------------------------------------------------------------
B CLASS
------------------------------------------------------------------------------------------------
PERIOD ENDED
OCTOBER 31, 2006(1)
SHARES AUTHORIZED          10,000,000                             10,000,000
================================================================================================
Sold                           20,103        $   266,124              13,209          $ 204,876
-----------------------
Redeemed                     (152,890)        (2,005,925)            (70,902)        (1,058,789)
------------------------------------------------------------------------------------------------
Net increase (decrease)      (132,787)       $(1,739,801)            (57,693)         $(853,913)
================================================================================================
YEAR ENDED
MARCH 31, 2006
SHARES AUTHORIZED          75,851,466                             75,364,143
================================================================================================
Sold                           82,194        $ 1,102,818              64,896         $1,034,592
-----------------------
Issued in reinvestment
of distributions               64,131            831,774              48,853            739,630
-----------------------
Redeemed                     (264,539)        (3,535,355)            (78,509)        (1,249,817)
------------------------------------------------------------------------------------------------
Net increase (decrease)      (118,214)       $(1,600,763)             35,240         $  524,405
================================================================================================
YEAR ENDED
MARCH 31, 2005
SHARES AUTHORIZED          75,851,466                             75,364,143
================================================================================================
Sold                           87,432         $1,093,104              71,250         $1,014,827
-----------------------
Issued in reinvestment
of distributions                   --                 --              20,580            313,025
-----------------------
Redeemed                     (148,836)        (1,871,389)            (51,611)          (744,166)
------------------------------------------------------------------------------------------------
Net increase (decrease)       (61,404)        $ (778,285)             40,219         $  583,686
================================================================================================
C CLASS
------------------------------------------------------------------------------------------------
PERIOD ENDED
OCTOBER 31, 2006(2)
SHARES AUTHORIZED          10,000,000                             10,000,000
================================================================================================
Sold                            7,323           $102,286               7,382           $118,510
================================================================================================
C CLASS -- ACQUIRED
FUND (SEE NOTE 7)
------------------------------------------------------------------------------------------------
YEAR ENDED
MARCH 31, 2006
SHARES AUTHORIZED          75,000,000                             75,000,000
================================================================================================
Sold                           25,969           $344,127              41,416           $664,850
-----------------------
Issued in reinvestment
of distributions                6,748             87,593               9,618            145,522
-----------------------
Redeemed                      (11,732)          (154,916)             (7,626)          (120,110)
------------------------------------------------------------------------------------------------
Net increase (decrease)        20,985           $276,804              43,408           $690,262
================================================================================================
YEAR ENDED
MARCH 31, 2005
SHARES AUTHORIZED          75,000,000                             75,000,000
================================================================================================
Sold                           44,778          $ 561,515              45,157          $ 647,586
-----------------------
Issued in reinvestment
of distributions                   --                 --               2,193             33,355
-----------------------
Redeemed                      (86,859)        (1,128,193)            (79,839)        (1,194,268)
------------------------------------------------------------------------------------------------
Net increase (decrease)       (42,081)         $(566,678)            (32,489)         $(513,327)
================================================================================================
R CLASS
------------------------------------------------------------------------------------------------
PERIOD ENDED
OCTOBER 31, 2006(2)
SHARES AUTHORIZED          10,000,000                             10,000,000
================================================================================================
Sold                            1,691            $25,000               1,483            $25,000
================================================================================================

(1) April 1, 2006 through October 31, 2006. The funds' fiscal year end was changed from March 31 to October 31, resulting in a seven-month annual reporting period (see Note 7).

(2) April 3, 2006 (commencement of sale) through October 31, 2006.

(continued)

------
28

Notes to Financial Statements

OCTOBER 31, 2006

5. RISK FACTORS

Small Cap Growth concentrates its investments in common stocks of small companies. Because of this, Small Cap Growth may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

6. FEDERAL TAX INFORMATION

On December 12, 2006, Mid Cap Growth and Small Cap Growth declared and paid a per-share distribution from net realized gains to shareholders of record on
December 11, 2006 of $0.7567 and $0.9492, respectively, for each class of the funds.

The tax character of distributions paid during the seven months ended October
31, 2006 and the years end March 31, 2006 and March 31, 2005 were as follows:

------------------------------------------------------------------------------------------------------
                                        MID CAP GROWTH                   SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------
                                OCT. 31,   MARCH 31,   MARCH 31,   OCT. 31,   MARCH 31,   MARCH 31,
                                2006(1)      2006        2005      2006(1)      2006        2005
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM
------------------------------------------------------------------------------------------------------
Ordinary income                     --             --        --          --   $  918,544          --
------------------------------------------------------------------------------------------------------
Long-term capital gains             --    $16,709,379        --          --   $4,756,306   $1,684,232
------------------------------------------------------------------------------------------------------

(1) April 1, 2006 through October 31, 2006. The funds' fiscal year end was changed from March 31 to October 31 resulting in a seven-month annual reporting period.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2006, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

--------------------------------------------------------------------------------
                                              MID CAP GROWTH    SMALL CAP
GROWTH
--------------------------------------------------------------------------------
Federal tax cost of investments                $159,080,621        $42,239,108
================================================================================
Gross tax appreciation of investments           $25,494,185         $8,268,769
----------------------------------------
Gross tax depreciation of investments            (2,556,382)          (511,702)
--------------------------------------------------------------------------------
Net tax appreciation
(depreciation) of investments                   $22,937,803         $7,757,067
================================================================================
Net tax appreciation
(depreciation) on derivatives
and translation of assets and
liabilities in foreign currencies                        --                 --
--------------------------------------------------------------------------------
Net tax appreciation (depreciation)             $22,937,803         $7,757,067
================================================================================
Undistributed ordinary income                    $2,253,852                 --
----------------------------------------
Accumulated long-term gains                      $7,757,181         $2,958,172
----------------------------------------
Accumulated capital losses                      $(1,141,452)       $(1,162,699)
--------------------------------------------------------------------------------

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future capital gains for federal income tax purposes. The capital loss carryovers for the funds expire in 2014.

(continued)

------
29

Notes to Financial Statements

OCTOBER 31, 2006

7. REORGANIZATION PLAN

As of the close of business on March 31, 2006, Mid Cap Growth and Small Cap
Growth acquired all of the net assets of two funds issued by Mason Street Funds,
Inc., Mason Street Aggressive Growth Stock Fund (Aggressive Growth Stock) and
Mason Street Small Cap Growth Stock Fund (Small Cap Growth Stock), respectively, pursuant to a plan of reorganization approved by the acquired funds'
shareholders on March 15, 2006 for Aggressive Growth Stock and March 23, 2006
for Small Cap Growth Stock. The surviving funds for the purposes of maintaining the financial statements and performance history in the post-reorganization are
Aggressive Growth Stock and Small Cap Growth Stock. These funds were also reorganized as funds issued by American Century Mutual Funds, Inc. The funds'
fiscal year end was changed from March 31 to October 31.

Prior to the reorganization, Aggressive Growth Stock and Small Cap Growth Stock
had A Class, B Class and C Class shares. At the close of business and as a result of the reorganization, A Class shares and B Class shares of the acquired funds were converted to A Class shares and B Class shares, respectively, of the surviving funds. C Class shares of the acquired funds were converted to A Class shares of the surviving funds.

A Class, B Class and C Class net assets of Aggressive Growth Stock before the reorganization were $193,018,755, $9,032,496 and $1,010,558, respectively.
Immediately after the reorganization, A Class, B Class and C Class net assets of
Mid Cap Growth were $194,029,313, $9,032,496 and $-, respectively.

A Class, B Class and C Class net assets of Small Cap Growth Stock before the reorganization were $55,084,794, $8,283,664 and $1,719,620, respectively.
Immediately after the reorganization, A Class, B Class and C Class net assets of
Small Cap Growth were $56,804,414, $8,283,664 and $-, respectively.

8. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued
Statement of Financial Accounting Standards No. 157, "Fair Value Measurements"
(FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS 157.

------
30

Mid Cap Growth - Financial Highlights

For a Share Outstanding Throughout the Period Indicated
--------------------------------------------------------------------------------
                                                                    INVESTOR
                                                                      CLASS
--------------------------------------------------------------------------------
                                                                     2006(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $14.78
--------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------------------------
 Net Investment Income (Loss)(2)                                      (0.01)
------------------------------------------------------------
 Net Realized and Unrealized Gain (Loss)                              (1.01)
--------------------------------------------------------------------------------
 Total From Investment Operations                                     (1.02)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $13.76
================================================================================
 TOTAL RETURN(3)                                                      (6.90)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                    1.05%(4)
------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average Net Assets        (0.19)%(4)
------------------------------------------------------------
Portfolio Turnover Rate                                                   52%
------------------------------------------------------------
Net Assets, End of Period (in thousands)                                 $311
--------------------------------------------------------------------------------

(1) April 3, 2006 (commencement of sale) through October 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
31

Mid Cap Growth - Financial Highlights

For a Share Outstanding Throughout the Period Indicated
--------------------------------------------------------------------------------
                                                                   INSTITUTIONAL
                                                                       CLASS
--------------------------------------------------------------------------------
                                                                       2006(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $14.78
--------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------------------------
 Net Investment Income (Loss)(2)                                         --(3)
------------------------------------------------------------
 Net Realized and Unrealized Gain (Loss)                               (1.00)
--------------------------------------------------------------------------------
 Total From Investment Operations                                      (1.00)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $13.78
================================================================================
 TOTAL RETURN(4)                                                       (6.77)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                     0.85%(5)
------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average Net Assets           0.01%(5)
------------------------------------------------------------
Portfolio Turnover Rate                                                    52%
------------------------------------------------------------
Net Assets, End of Period (in thousands)                              $138,986
--------------------------------------------------------------------------------

(1) April 3, 2006 (commencement of sale) through October 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
32

Mid Cap Growth - Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
--------------------------------------------------------------------------------------------------------------
                                                               A CLASS
--------------------------------------------------------------------------------------------------------------
                          2006(1)         2006           2005           2004           2003           2002
--------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period       $14.83         $13.50         $12.78          $9.83         $12.93          $13.70
--------------------------------------------------------------------------------------------------------------
Income From
Investment Operations
----------------------
  Net Investment
  Income (Loss)            (0.04)(2)      (0.01)(2)      (0.10)(2)      (0.09)(2)      (0.09)(2)       (0.09)
----------------------
  Net Realized
  and Unrealized
  Gain (Loss)              (1.05)          2.65           0.82           3.04          (3.01)           0.43
--------------------------------------------------------------------------------------------------------------
  Total From
  Investment Operations    (1.09)          2.64           0.72           2.95          (3.10)           0.34
--------------------------------------------------------------------------------------------------------------
Distributions
----------------------
  From Net
  Realized Gains             --           (1.31)           --             --             --            (1.11)
--------------------------------------------------------------------------------------------------------------
Net Asset Value,
End of Period             $13.74         $14.83         $13.50         $12.78          $9.83          $12.93
==============================================================================================================
  TOTAL RETURN(3)          (7.35)%        20.28%          5.63%         30.01%        (23.98)%          2.54%
--------------------------------------------------------------------------------------------------------------
RATIOS/
SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------
Ratio of Operating
Expenses to
Average Net Assets        1.30%(4)         1.29%       1.30%(5)       1.30%(5)        1.30%(5)       1.30%(5)
----------------------
Ratio of Operating
Expenses to Average
Net Assets (Before
Expense Waiver)           1.30%(4)         1.29%          1.36%          1.40%           1.55%          1.55%
----------------------
Ratio of Net
Investment Income
(Loss) to Average
Net Assets              (0.44)%(4)       (0.08)%     (0.79)%(5)     (0.74)%(5)      (0.86)%(5)     (0.61)%(5)
----------------------
Ratio of Net
Investment Income
(Loss) to Average
Net Assets (Before
Expense Waiver)         (0.44)%(4)       (0.08)%        (0.85)%        (0.84)%         (1.11)%        (0.86)%
----------------------
Portfolio
Turnover Rate                  52%           89%            70%            72%             35%            68%
----------------------
Net Assets,
End of Period
(in thousands)             $36,675      $193,019       $163,069       $148,862        $105,728        $66,062
--------------------------------------------------------------------------------------------------------------

(1) April 1, 2006 through October 31, 2006. The fund's fiscal year was changed from March 31 to October 31, resulting in a seven-month annual reporting period.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  The investment advisor voluntarily agreed to waive fees and absorb certain operating expenses.

See Notes to Financial Statements.

------
33

Mid Cap Growth - Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
-------------------------------------------------------------------------------------------------------------
                                                               B CLASS
-------------------------------------------------------------------------------------------------------------
                           2006(1)         2006          2005           2004           2003           2002
-------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
-------------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period       $13.96         $12.86         $12.25          $9.49         $12.55          $13.43
-------------------------------------------------------------------------------------------------------------
Income From
Investment Operations
---------------------
  Net Investment
  Income (Loss)            (0.08)(2)      (0.10)(2)      (0.18)(2)      (0.16)(2)      (0.16)(2)       (0.09)
---------------------
  Net Realized
  and Unrealized
  Gain (Loss)              (0.99)          2.51           0.79           2.92          (2.90)           0.32
-------------------------------------------------------------------------------------------------------------
  Total From
  Investment
  Operations               (1.07)          2.41           0.61           2.76          (3.06)           0.23
-------------------------------------------------------------------------------------------------------------
Distributions
---------------------
  From Net
  Realized Gains              --          (1.31)           --             --             --            (1.11)
-------------------------------------------------------------------------------------------------------------
Net Asset Value,
End of Period             $12.89         $13.96         $12.86         $12.25          $9.49          $12.55
=============================================================================================================
  TOTAL RETURN(3)          (7.66)%        19.48%          4.98%         29.08%        (24.38)%          1.75%
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA
-------------------------------------------------------------------------------------------------------------
Ratio of Operating
Expenses to
Average Net Assets     1.95%(4)(5)      1.95%(6)       1.95%(6)       1.95%(6)        1.95%(6)       1.95%(6)
---------------------
Ratio of Operating
Expenses to Average
Net Assets (Before
Expense Waiver)           2.05%(4)         2.02%          2.04%          2.05%           2.20%          2.20%
---------------------
Ratio of Net
Investment Income
(Loss) to Average
Net Assets           (1.09)%(4)(5)    (0.78)%(6)     (1.44)%(6)     (1.40)%(6)      (1.52)%(6)     (1.26)%(6)
---------------------
Ratio of Net
Investment Income
(Loss) to Average
Net Assets (Before
Expense Waiver)         (1.19)%(4)       (0.85)%        (1.53)%        (1.50)%         (1.77)%        (1.51)%
---------------------
Portfolio
Turnover Rate                  52%           89%            70%            72%             35%            68%
---------------------
Net Assets,
End of Period
(in thousands)              $6,626        $9,032         $9,839        $10,128          $7,978        $10,302
-------------------------------------------------------------------------------------------------------------

(1) April 1, 2006 through October 31, 2006. The fund's fiscal year was changed from March 31 to October 31, resulting in a seven-month annual reporting period.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5) During the seven months ended October 31, 2006, the distributor voluntarily waived a portion of its distribution and service fees.

(6) The investment advisor voluntarily agreed to waive fees and absorb certain operating expenses.

See Notes to Financial Statements.

------
34

Mid Cap Growth - Financial Highlights

For a Share Outstanding Throughout the Period Indicated
--------------------------------------------------------------------------------
                                                                       C CLASS
--------------------------------------------------------------------------------
                                                                       2006(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $14.78
--------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------------------------
 Net Investment Income (Loss)(2)                                        (0.10)
------------------------------------------------------------
 Net Realized and Unrealized Gain (Loss)                                (1.00)
--------------------------------------------------------------------------------
 Total From Investment Operations                                       (1.10)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $13.68
================================================================================
 TOTAL RETURN(3)                                                        (7.44)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                      2.05%(4)
------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average Net Assets          (1.19)%(4)
------------------------------------------------------------
Portfolio Turnover Rate                                                     52%
------------------------------------------------------------
Net Assets, End of Period (in thousands)                                   $100
--------------------------------------------------------------------------------

(1) April 3, 2006 (commencement of sale) through October 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
35

Mid Cap Growth - Financial Highlights

For a Share Outstanding Throughout the Period Indicated
--------------------------------------------------------------------------------
                                                                       R CLASS
--------------------------------------------------------------------------------
                                                                       2006(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $14.78
--------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------------------------------
 Net Investment Income (Loss)(2)                                        (0.06)
-----------------------------------------------------------------
 Net Realized and Unrealized Gain (Loss)                                (1.00)
--------------------------------------------------------------------------------
 Total From Investment Operations                                       (1.06)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $13.72
================================================================================
 TOTAL RETURN(3)                                                        (7.17)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                      1.55%(4)
-----------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average Net Assets          (0.69)%(4)
-----------------------------------------------------------------
Portfolio Turnover Rate                                                     52%
-----------------------------------------------------------------
Net Assets, End of Period (in thousands)                                    $23
--------------------------------------------------------------------------------

(1) April 3, 2006 (commencement of sale) through October 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
36

Small Cap Growth - Financial Highlights

For a Share Outstanding Throughout the Period Indicated
--------------------------------------------------------------------------------
                                                                      INVESTOR
                                                                        CLASS
--------------------------------------------------------------------------------
                                                                       2006(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $16.86
--------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------------------------------
 Net Investment Income (Loss)(2)                                        (0.06)
-----------------------------------------------------------------
 Net Realized and Unrealized Gain (Loss)                                (0.77)
--------------------------------------------------------------------------------
 Total From Investment Operations                                       (0.83)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $16.03
================================================================================
 TOTAL RETURN(3)                                                        (4.92)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                      1.30%(4)
-----------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average Net Assets          (0.80)%(4)
-----------------------------------------------------------------
Portfolio Turnover Rate                                                     42%
-----------------------------------------------------------------
Net Assets, End of Period (in thousands)                                   $587
--------------------------------------------------------------------------------

(1) April 3, 2006 (commencement of sale) through October 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
37

Small Cap Growth - Financial Highlights

For a Share Outstanding Throughout the Period Indicated
--------------------------------------------------------------------------------

INSTITUTIONAL
                                                                       CLASS
--------------------------------------------------------------------------------
                                                                       2006(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $16.86
--------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------------------------------
 Net Investment Income (Loss)(2)                                        (0.05)
-----------------------------------------------------------------
 Net Realized and Unrealized Gain (Loss)                                (0.76)
--------------------------------------------------------------------------------
 Total From Investment Operations                                       (0.81)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $16.05
================================================================================
 TOTAL RETURN(3)                                                        (4.80)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                      1.10%(4)
-----------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average Net Assets          (0.60)%(4)
-----------------------------------------------------------------
Portfolio Turnover Rate                                                     42%
-----------------------------------------------------------------
Net Assets, End of Period (in thousands)                                 $1,166
--------------------------------------------------------------------------------

(1) April 3, 2006 (commencement of sale) through October 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
38

Small Cap Growth - Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
--------------------------------------------------------------------------------------------------------------
                                                                  A CLASS
--------------------------------------------------------------------------------------------------------------
                            2006(1)          2006           2005           2004           2003           2002
--------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period        $17.02         $15.27         $14.38         $10.11         $13.38          $11.61
--------------------------------------------------------------------------------------------------------------
Income From
Investment
Operations
---------------------
  Net Investment
  Income (Loss)             (0.08)(2)      (0.14)(2)      (0.15)(2)      (0.15)(2)      (0.12)(2)       (0.11)
---------------------
  Net Realized
  and Unrealized
  Gain (Loss)               (0.92)          3.53           1.75           4.42          (3.15)           1.88
--------------------------------------------------------------------------------------------------------------
  Total From
  Investment
  Operations                (1.00)          3.39           1.60           4.27          (3.27)           1.77
--------------------------------------------------------------------------------------------------------------
Distributions
---------------------
  From Net
  Realized Gains              --           (1.64)         (0.71)           --             --              --
--------------------------------------------------------------------------------------------------------------
Net Asset Value,
End of Period              $16.02         $17.02         $15.27         $14.38         $10.11          $13.38
==============================================================================================================
  TOTAL RETURN(3)           (5.88)%        23.08%         10.99%         42.24%        (24.44)%         15.25%
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA
--------------------------------------------------------------------------------------------------------------
Ratio of Operating
Expenses to
Average Net Assets      1.40%(4)(5)      1.40%(6)       1.40%(6)       1.40%(6)        1.40%(6)       1.40%(6)
---------------------
Ratio of Operating
Expenses to Average
Net Assets (Before
Expense Waiver)            1.55%(4)         1.86%          2.03%          2.21%           2.29%          2.46%
---------------------
Ratio of Net
Investment Income
(Loss) to Average
Net Assets            (0.90)%(4)(5)    (0.82)%(6)     (1.05)%(6)     (1.16)%(6)      (1.10)%(6)     (0.89)%(6)
---------------------
Ratio of Net
Investment Income
(Loss) to Average
Net Assets (Before
Expense Waiver)          (1.05)%(4)       (1.28)%        (1.68)%        (1.97)%         (1.99)%        (1.95)%
---------------------
Portfolio
Turnover Rate                   42%           81%            86%            98%             49%            58%
---------------------
Net Assets,
End of Period
(in thousands)              $41,798       $55,085        $33,791        $23,914         $14,623        $13,997
--------------------------------------------------------------------------------------------------------------

(1) April 1, 2006 through October 31, 2006. The fund's fiscal year was changed from March 31 to October 31, resulting in a seven-month annual reporting period.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) During the seven months ended October 31, 2006, the distributor voluntarily waived a portion of its distribution and service fees.

(6) The investment advisor voluntarily agreed to waive fees and absorb certain operating expenses.

See Notes to Financial Statements.

------
39

Small Cap Growth - Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
--------------------------------------------------------------------------------------------------------------
                                                                B CLASS
--------------------------------------------------------------------------------------------------------------
                            2006(1)         2006           2005           2004           2003           2002
--------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period        $16.34         $14.81         $14.06          $9.95         $13.25          $11.58
--------------------------------------------------------------------------------------------------------------
Income From
Investment
Operations
-------------------
  Net Investment
  Income (Loss)             (0.14)(2)      (0.24)(2)      (0.24)(2)      (0.23)(2)      (0.19)(2)       (0.11)
-------------------
  Net Realized
  and Unrealized
  Gain (Loss)               (0.88)          3.41           1.70           4.34          (3.11)           1.78
--------------------------------------------------------------------------------------------------------------
  Total From
  Investment
  Operations                (1.02)          3.17           1.46           4.11          (3.30)           1.67
--------------------------------------------------------------------------------------------------------------
Distributions
-------------------
  From Net
  Realized Gains              --           (1.64)         (0.71)           --             --              --
--------------------------------------------------------------------------------------------------------------
Net Asset Value,
End of Period              $15.32         $16.34         $14.81         $14.06          $9.95          $13.25
==============================================================================================================
  TOTAL RETURN(3)           (6.24)%        22.29%         10.23%         41.31%        (24.91)%         14.42%
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA
--------------------------------------------------------------------------------------------------------------
Ratio of Operating
Expenses to
Average Net Assets      2.05%(4)(5)      2.05%(6)       2.05%(6)       2.05%(6)        2.05%(6)       2.05%(6)
-------------------
Ratio of Operating
Expenses to Average
Net Assets (Before
Expense Waiver)            2.30%(4)         2.51%          2.68%          2.86%           2.94%          3.11%
-------------------
Ratio of Net
Investment Income
(Loss) to
Average Net Assets    (1.55)%(4)(5)    (1.48)%(6)     (1.70)%(6)     (1.81)%(6)      (1.74)%(6)     (1.54)%(6)
-------------------
Ratio of Net
Investment Income
(Loss) to Average
Net Assets (Before
Expense Waiver)          (1.80)%(4)       (1.94)%        (2.33)%        (2.62)%         (2.63)%        (2.60)%
-------------------
Portfolio
Turnover Rate                   42%           81%            86%            98%             49%            58%
-------------------
Net Assets,
End of Period
(in thousands)               $6,884        $8,284         $6,986         $6,066          $3,674         $3,525
--------------------------------------------------------------------------------------------------------------

(1) April 1, 2006 through October 31, 2006. The fund's fiscal year was changed from March 31 to October 31, resulting in a seven-month annual reporting period.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) During the seven months ended October 31, 2006, the distributor voluntarily waived a portion of its distribution and service fees.

(6) The investment advisor voluntarily agreed to waive fees and absorb certain operating expenses.

See Notes to Financial Statements.

------
40

Small Cap Growth - Financial Highlights

For a Share Outstanding Throughout the Period Indicated
--------------------------------------------------------------------------------
                                                                       C CLASS
--------------------------------------------------------------------------------
                                                                       2006(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $16.86
--------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------------------------------
 Net Investment Income (Loss)(2)                                        (0.16)
-----------------------------------------------------------------
 Net Realized and Unrealized Gain (Loss)                                (0.76)
--------------------------------------------------------------------------------
 Total From Investment Operations                                       (0.92)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $15.94
================================================================================
 TOTAL RETURN(3)                                                        (5.46)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                      2.30%(4)
-----------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average Net Assets          (1.80)%(4)
-----------------------------------------------------------------
Portfolio Turnover Rate                                                     42%
-----------------------------------------------------------------
Net Assets, End of Period (in thousands)                                   $118
--------------------------------------------------------------------------------

(1) April 3, 2006 (commencement of sale) through October 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
41

Small Cap Growth - Financial Highlights

For a Share Outstanding Throughout the Period Indicated
--------------------------------------------------------------------------------
                                                                       R CLASS
--------------------------------------------------------------------------------
                                                                       2006(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $16.86
--------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------------------------------
 Net Investment Income (Loss)(2)                                        (0.12)
-----------------------------------------------------------------
 Net Realized and Unrealized Gain (Loss)                                (0.76)
--------------------------------------------------------------------------------
 Total From Investment Operations                                       (0.88)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $15.98
================================================================================
 TOTAL RETURN(3)                                                        (5.22)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                      1.80%(4)
-----------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average Net Assets          (1.30)%(4)
-----------------------------------------------------------------
Portfolio Turnover Rate                                                     42%
-----------------------------------------------------------------
Net Assets, End of Period (in thousands)                                    $24
--------------------------------------------------------------------------------

(1) April 3, 2006 (commencement of sale) through October 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
42

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Century-Mason Street Mid Cap Growth
Fund and American Century-Mason Street Small Cap Growth Fund (collectively the
"Funds"), two of the mutual funds comprising American Century Mutual Funds,
Inc., as of October 31, 2006, and the related statements of operations and the statements of changes in net assets for the seven month period then ended, and the financial highlights for the periods ended October 31, 2006 (except as noted
below). These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and financial highlights for each of the periods ended March 31, 2006 and prior were audited by other auditors whose report, dated May 1, 2006, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such fiscal October 31, 2006 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds as of October 31, 2006, the results of their operations and the changes in their net assets for the seven month period then ended, and the financial highlights for the periods ended
October 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 14, 2006

------
43

Management

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the funds' investment advisor, American Century Investment Management, Inc. (ACIM); the funds'
principal underwriter, American Century Investment Services, Inc. (ACIS); and
the funds' transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly owned subsidiaries, including
ACIM, ACIS, and ACS. The directors serve in this capacity for seven registered investment companies in the American Century family of funds.

All persons named as officers of the funds also serve in a similar capacity for the other 14 investment companies advised by ACIM or American Century Global
Investment Management, Inc. (ACGIM), unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

--------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1940

POSITION(S) HELD WITH FUND: Director

FIRST YEAR OF SERVICE: 1980

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Formerly Chief Executive
Officer/Treasurer, Associated Bearings Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, Ph.D., 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1945

POSITION(S) HELD WITH FUND: Director

FIRST YEAR OF SERVICE: 1997

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
D.D. (DEL) HOCK, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1935

POSITION(S) HELD WITH FUND: Director

FIRST YEAR OF SERVICE: 1996

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc
--------------------------------------------------------------------------------
JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1942

POSITION(S) HELD WITH FUND: Advisory Board Member

FIRST YEAR OF SERVICE: 2006

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Principal, Plaza Belmont LLC; Chief
Financial Officer, Plaza Belmont LLC (September 1999 to July 2006)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Saia, Inc. and Entertainment
Properties Trust
--------------------------------------------------------------------------------

(continued)

------
44

Management

--------------------------------------------------------------------------------
INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1937

POSITION(S) HELD WITH FUND: Director, Chairman of the Board

FIRST YEAR OF SERVICE: 1995

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Retired Chairman of the Board, Butler Manufacturing Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1943

POSITION(S) HELD WITH FUND: Director

FIRST YEAR OF SERVICE: 2000

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer
and Founder, Sayers40, Inc., a technology products and service provider

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Triad Hospitals, Inc.
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1945

POSITION(S) HELD WITH FUND: Director

FIRST YEAR OF SERVICE: 1994

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1961

POSITION(S) HELD WITH FUND: Director

FIRST YEAR OF SERVICE: 2001

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company (1992 to December 2005)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR.(1), 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1924

POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman

FIRST YEAR OF SERVICE: 1958

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Director and Controlling
Shareholder, ACC; Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III(1), 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1959

POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman

FIRST YEAR OF SERVICE: 1990

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, ACC (January 2005 to
present); Co-Chairman, ACC (September 2000 to December 2004); Chairman, ACS and
other ACC subsidiaries (April 2005 to September 2006); Director, ACC, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1) James E. Stowers, Jr. is the father of James E. Stowers III.

(continued)

------
45

Management

--------------------------------------------------------------------------------
OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1955

POSITION(S) HELD WITH FUND: President

FIRST YEAR OF SERVICE: 2000

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC
(September 2000 to present); President, ACC (June 1997 to present); Also serves as: Chairman, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; Chief Executive
Officer, ACIM, ACGIM, ACIS, and other ACC subsidiaries (October 2000 to October
2006); President, ACIM, ACGIM and other ACC subsidiaries (September 2002 to
September 2006); Executive Vice President, ACS (January 2005 to September 2006);
Director, ACC, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
JONATHAN THOMAS, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1963

POSITION(S) HELD WITH FUND: Executive Vice President

FIRST YEAR OF SERVICE: 2005

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(February 2006 to present); Executive Vice President, ACC (November 2005 to present); Also serves as: President and Chief Executive Officer, ACS; Chief
Financial Officer and Chief Accounting Officer, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; Managing Director, Morgan Stanley (March 2000 to November
2005)
--------------------------------------------------------------------------------
MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1956

POSITION(S) HELD WITH FUND: Chief Compliance Officer and Senior Vice President

FIRST YEAR OF SERVICE: 2000

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006); Also serves as: Senior Vice President, ACS
--------------------------------------------------------------------------------
DAVID C. TUCKER, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1958

POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel

FIRST YEAR OF SERVICE: 2000

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (February 2001
to present); General Counsel, ACC (June 1998 to present); Also serves as: Senior
Vice President and General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1966

POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer

FIRST YEAR OF SERVICE: 1997

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present); Controller, various American Century funds (June 1997 to September
2006)
--------------------------------------------------------------------------------
C. JEAN WADE, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1964

POSITION(S) HELD WITH FUNDS: Controller

FIRST YEAR OF SERVICE: 2006

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present)
--------------------------------------------------------------------------------
JON ZINDEL, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1967

POSITION(S) HELD WITH FUND: Tax Officer

FIRST YEAR OF SERVICE: 1997

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACC (August
2006 to present); Vice President, ACC and certain ACC subsidiaries (October 2001 to August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006);
Also serves as: Senior Vice President, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------

The SAI has additional information about the funds' directors and is available without charge, upon request, by calling 1-800-345-2021.

------
46

Share Class Information

Six classes of shares are authorized for sale by the funds: Investor Class,
Institutional Class, A Class, B Class, C Class and R Class. The total expense ratio of Institutional Class shares is lower than that of Investor Class shares.
The total expense ratios of A Class, B Class, C Class and R Class shares are higher than that of Investor Class shares. The funds are available for purchase only through financial intermediaries by investors who seek advice from them.
The funds are closed to other investors, but those with open accounts may make additional investments and reinvest dividends and capital gains distributions as long as such accounts remain open.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of
Investor Class shares.

A CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. A Class shares are sold at their offering price, which is net asset value plus an initial sales charge that ranges from 5.75% to 0.00% for equity funds, depending on the amount invested. The initial sales charge is deducted from the purchase amount before it is invested. A Class shares may be subject to a contingent deferred sales charge (CDSC). There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The prospectus contains information regarding reductions and waivers of sales charges for A
Class shares. The unified management fee for A Class shares is the same as for
Investor Class shares. A Class shares also are subject to a 0.25% annual Rule
12b-1 distribution and service fee.

B CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% after the sixth year. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for B
Class shares is the same as for Investor Class shares. B Class shares also are subject to a 1.00% annual Rule 12b-1 distribution and service fee. B Class shares automatically convert to A Class shares (with lower expenses) eight years after their purchase date.

(continued)

------
47

Share Class Information

C CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a CDSC of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for C
Class shares is the same as for Investor Class shares. C Class shares also are subject to a Rule 12b-1 distribution and service fee of 1.00%.

R CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. The unified management fee for R Class shares is the same as for Investor Class shares. R Class shares are subject to a 0.50% annual Rule
12b-1 distribution and service fee.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

------
48

Additional Information

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American
Century's website at americancentury.com and on the Securities and Exchange
Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling
1-800-345-2021.

------
49

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000(reg.tm) INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 1000(reg.tm) GROWTH INDEX measures the performance of those Russell
1000 Index companies (the 1,000 largest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth rates.

The RUSSELL 1000(reg.tm) VALUE INDEX measures the performance of those Russell
1000 Index companies (the 1,000 largest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth rates.

The RUSSELL 2000(reg.tm) INDEX is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000(reg.tm) GROWTH INDEX measures the performance of those Russell
2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth rates.

The RUSSELL 2000(reg.tm) VALUE INDEX measures the performance of those Russell
2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth rates.

The RUSSELL MIDCAP(reg.tm) INDEX measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP(reg.tm) GROWTH INDEX measures the performance of those
Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP(reg.tm) VALUE INDEX measures the performance of those Russell
Midcap companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

The S&P MIDCAP 400 INDEX, a capitalization-weighted index consisting of 400 domestic stocks, measures the performance of the mid-size company segment of the
U.S. market.

The S&P SMALLCAP 600 INDEX, a capitalization-weighted index consisting of 600 domestic stocks, measures the small company segment of the U.S. market.

------
50

Notes

------
51

Notes

------
52

CONTACT US

AMERICANCENTURY.COM

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THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
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of American Century Proprietary Holdings, Inc.

American Century Investment Services, Inc., Distributor
(c)2006 American Century Proprietary Holdings, Inc. All rights reserved.

0612
SH-ANN-52279N

[front cover]

American Century Investments
Annual Report

October 31, 2006

[photo of winter scene]

NT Growth Fund
NT Vista(reg.sm) Fund

[american century investments logo and text logo]

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
FOUNDER
AMERICAN CENTURY COMPANIES, INC.

/s/James E. Stowers III
James E. Stowers III
CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

We are pleased to provide you with the annual report for the American Century NT
Growth and NT Vista funds from their inception, May 12, 2006, through October
31, 2006. We hope you find this information helpful in monitoring your investment. Another useful resource we offer is our website,
americancentury.com, where we post quarterly portfolio commentaries, the views of senior investment officers and analysts, and other communications about investments, portfolio strategy, personal finance, and the markets.

In its most recent rankings, Dalbar -- which issues customer satisfaction ratings and rankings based on website functionality -- ranked
americancentury.com seventh out of the sites provided by the top 25 fund companies that it believes lead the industry in web-based technology. Our website earned an "Excellent" rating, Dalbar's highest designation.

For most of 2006, our website has linked visitors to information explaining our strategic collaboration with Lance Armstrong and the Lance Armstrong Foundation
(LAF). This campaign, featuring Lance, is designed to encourage investors to take a more active role in planning their financial futures and make every investment decision count. To learn more about the collaboration and the LAF, please visit americancentury.com or www.lanceface.com on the Web and click on the links to related sites.

With the approach of year end and the 2006 tax season, you can also find out more about December fund distributions and tax information via a link from our website. We've posted December distribution estimates for over 50 funds, answers to frequent distribution questions, and online descriptions of all of the tax information we provide to investors.

If you haven't visited americancentury.com yet, we encourage you to do so...it's there to serve you. And so are we. As always, we deeply appreciate your commitment to American Century Investments.

Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
   Total Returns  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

NT GROWTH

NT VISTA

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American
Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Market Perspective

[photo of Mark Mallon]

BY MARK MALLON, CHIEF INVESTMENT OFFICER, AMERICAN CENTURY INVESTMENTS

STOCKS RALLIED AS FED PAUSED

Cooling energy prices and a pause from the Federal Reserve enabled U.S. stocks to post positive results in the period from May 12, 2006, through October 31,
2006.

The stock market rallied after enduring a difficult spring -- the S&P 500 Index fell by more than 4% during the last three weeks of May after unexpectedly high inflation figures led to concerns about rising interest rates. Stocks plodded along through early summer, weighed down by uncertainties about inflation and economic growth until the Federal Reserve chose to leave short-term interest rates unchanged at its policy meeting in mid-August.

After 17 consecutive rate hikes over a two-year period, the Fed decided to stand pat amid evidence of moderating economic growth and declining energy and commodity prices. In response, the major stock indexes staged a rally that persisted through the end of the period.

SIZE AND QUALITY MATTERED

Thanks to the stock market's late-summer rally, the broad equity indexes advanced 5-7% during the period. However, the market's overall gains masked some relatively narrow breadth. In an environment of slowing economic growth, investors focused their attention on the stocks of larger, higher-quality companies, such as those that make up the S&P 500. Mid- and small-cap stocks lagged the performance of large-caps but still posted gains of 1-2%. Extending a multi-year trend, value shares performed better than growth stocks across the capitalization range.

SECTOR PERFORMANCE SHIFTED

Sector performance reflected the defensive, risk-averse posture of the market during the summer. Investors seeking companies with more predictable earnings and dividend payouts shifted money into utilities and telecommunication services providers, as well as companies that make everyday consumer products. Meanwhile, the market shifted away from the industrials and materials sectors, economically-sensitive sectors that surged with the broader economy in early
2006 but suffered as economic growth slowed in the second and third quarters.

TOTAL RETURNS FROM MAY 12, 2006
(FUND INCEPTION) THROUGH OCTOBER 31, 2006(1)
--------------------------------------------------------------------------------
S&P 500 Index                                                   7.60%
--------------------------------------------------------------------------------
Russell Midcap Index                                            3.84%
--------------------------------------------------------------------------------
Russell 2000 Index                                              3.87%
--------------------------------------------------------------------------------

(1) Total returns for periods less than one year are not annualized.

------
2

NT Growth - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2006
--------------------------------------------------------------------------------
                                                 SINCE           INCEPTION
                                              INCEPTION(1)         DATE
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS                               5.70%           5/12/06
--------------------------------------------------------------------------------
RUSSELL 1000 GROWTH INDEX(2)                      5.28%             --
--------------------------------------------------------------------------------

(1) Total returns for periods less than one year are not annualized.

(2) Data provided by Lipper Inc. -- A Reuters Company. (c) 2006 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

NT Growth - Portfolio Commentary

PORTFOLIO MANAGERS: GREG WOODHAMS AND PRESCOTT LEGARD

PERFORMANCE SUMMARY

NT Growth returned 5.70%* from its May 12, 2006, inception to October 31, 2006, outperforming the Russell 1000 Growth Index (see page 3).

This portfolio is one of nine new NT tracker funds available exclusively in
LIVESTRONG Portfolios from American Century Investments. NT is an acronym for
"No Tobacco." American Century Investments introduced LIVESTRONG Portfolios on
May 12, 2006, as part of a strategic collaboration with Lance Armstrong and the
Lance Armstrong Foundation (LAF).**

On an absolute basis, NT Growth received significant contributions to return from the information technology, health care, consumer discretionary, and financials sectors; energy, materials, and industrials were only slight detractors. Relative to its benchmark, NT Growth's outperformance resulted largely from effective stock selection across a wide range of sectors, led by consumer discretionary, health care, and industrials, among others. The portfolio's positioning detracted from performance in only two main areas--consumer staples on the one hand, and utilities on the other, a tiny segment (less than 1%) of the fund and index.

TOP CONTRIBUTORS

Stock selection added value in consumer discretionary shares, particularly among specialty retail names such as Home Depot and Lowe's (underweights), as well as
Foot Locker, Payless Shoesource, and Gap (overweights). NT Growth's holdings in this industry were up 10%, versus 2% for the index's specialty retail shares.
The portfolio's consumer discretionary holdings returned 11%, compared with 6%
for this segment of the index.

Some of the leading contributors in the consumer discretionary sector were Polo
Ralph Lauren and JC Penney. Polo announced better-than-expected earnings and operating margin figures, as well as a share buyback plan. JC Penney continued
to benefit from a decision to close underperforming stores. The firm announced better-than-expected same-store sales figures, as well as rapid growth in
Internet sales, and lifted its earnings guidance.

NT Growth benefited from good stock selection in health care, home to several of the portfolio's leading contributors to relative results. Though NT Growth was slightly underweight in this sector, the

TOP TEN HOLDINGS AS OF OCTOBER 31, 2006
--------------------------------------------------------------------------------
                                                                  % OF
                                                               NET ASSETS
                                                                  AS OF
                                                                10/31/06
--------------------------------------------------------------------------------
Bank of America Corp.                                             3.3%
--------------------------------------------------------------------------------
Cisco Systems Inc.                                                3.0%
--------------------------------------------------------------------------------
Intel Corp.                                                       2.7%
--------------------------------------------------------------------------------
PepsiCo, Inc.                                                     2.7%
--------------------------------------------------------------------------------
Oracle Corp.                                                      2.6%
--------------------------------------------------------------------------------
Google Inc. Cl A                                                  2.6%
--------------------------------------------------------------------------------
General Electric Co.                                              2.6%
--------------------------------------------------------------------------------
Schering-Plough Corp.                                             2.5%
--------------------------------------------------------------------------------
Emerson Electric Co.                                              2.5%
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                             2.2%
--------------------------------------------------------------------------------

*Total returns for periods less than one year are not annualized.

**American Century Investment Services, Inc., has entered into an agreement with the LAF for rights to use the LIVESTRONG name.
  LIVESTRONG is a trademark of the LAF. For more information about
  the foundation, visit www.livestrong.org.                          (continued)

------
4

NT Growth - Portfolio Commentary

health care names in the portfolio were up 12% during the quarter, compared with
9% for those in the index. The leading contributor to both relative and absolute performance in this space was Baxter International, which performed well thanks to progress on an ongoing turnaround under new management.

Effective stock selection also helped NT Growth's relative return in industrials, where we favored stocks of companies that typically perform better late in economic cycles and that have less interest rate sensitivity, such as capital goods and aerospace and defense firms. Continental Airlines was among the portfolio's biggest contributors to both relative and absolute returns. The company is experiencing good yield and traffic trends, and has a relatively young, efficient fleet of planes.

Finally, our top contributor during the period was an overweight position in
Freescale Semiconductor, a spin-off from Motorola producing chips for a number of wireless and industrial applications. Freescale performed well overall, and received an additional boost near the end of the period after agreeing to be acquired at a significant premium to its existing share price.

CONSUMER STAPLES DETRACTED

The portfolio's performance would have been even better relative to its benchmark but for positioning among consumer staples shares. We were underweight this sector, which was among the better-performing segments of the market during the period. Disappointing stock selection also limited NT Growth's relative return. In particular, positioning among food & staples retailing shares--the leading consumer staples industry contributor to index returns--detracted from relative performance.

PORTFOLIO OBJECTIVE & EXPECTATIONS

NT Growth seeks long-term capital appreciation. We pursue our objective by continuing to remain fully invested in large companies that are exhibiting sustainable improvement in their businesses. It is our belief that owning such companies will generate outperformance over time versus the Russell 1000 Growth
Index.

TOP FIVE INDUSTRIES AS OF OCTOBER 31, 2006
--------------------------------------------------------------------------------
                                                                  % OF
                                                               NET ASSETS
                                                                  AS OF
                                                                10/31/06
--------------------------------------------------------------------------------
Pharmaceuticals                                                   7.3%
--------------------------------------------------------------------------------
Software                                                          6.7%
--------------------------------------------------------------------------------
Specialty Retail                                                  5.3%
--------------------------------------------------------------------------------
Diversified Financial Services                                    5.2%
--------------------------------------------------------------------------------
Semiconductors &
Semiconductor Equipment                                           5.1%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                                                  % OF
                                                               NET ASSETS
                                                                  AS OF
                                                                10/31/06
--------------------------------------------------------------------------------
Domestic Common Stocks                                            90.2%
--------------------------------------------------------------------------------
Foreign Common Stocks*                                             9.2%
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                               99.4%
--------------------------------------------------------------------------------
Temporary Cash Investments                                         1.4%
--------------------------------------------------------------------------------
Other Assets and Liabilities                                     (0.8)%
--------------------------------------------------------------------------------

*Includes depositary shares, dual listed securities and foreign ordinary shares.

------
5

NT Growth - Schedule of Investments

OCTOBER 31, 2006

Shares                                                                Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 99.4%

AEROSPACE & DEFENSE -- 3.5%
--------------------------------------------------------------------------------
           12,200  Boeing Co.                                     $     974,292
--------------------------------------------------------------------------------
           17,000  United Technologies Corp.                          1,117,240
--------------------------------------------------------------------------------
                                                                      2,091,532
--------------------------------------------------------------------------------

AIRLINES -- 1.1%
--------------------------------------------------------------------------------
           17,500  Continental Airlines Inc.
                   Cl B(1)                                              645,400
--------------------------------------------------------------------------------

BEVERAGES -- 3.1%
--------------------------------------------------------------------------------
            4,900  Anheuser-Busch
                   Companies, Inc.                                      232,358
--------------------------------------------------------------------------------
           24,700  PepsiCo, Inc.                                      1,566,968
--------------------------------------------------------------------------------
                                                                      1,799,326
--------------------------------------------------------------------------------

BIOTECHNOLOGY -- 4.4%
--------------------------------------------------------------------------------
           16,100  Amgen Inc.(1)                                      1,222,151
--------------------------------------------------------------------------------
            6,600  Genentech, Inc.(1)                                   549,780
--------------------------------------------------------------------------------
           12,000  Gilead Sciences, Inc.(1)                             826,800
--------------------------------------------------------------------------------
                                                                      2,598,731
--------------------------------------------------------------------------------

CAPITAL MARKETS -- 2.4%
--------------------------------------------------------------------------------
            3,100  Bear Stearns
                   Companies Inc. (The)                                 469,185
--------------------------------------------------------------------------------
            5,100  Goldman Sachs
                   Group, Inc. (The)                                    967,929
--------------------------------------------------------------------------------
                                                                      1,437,114
--------------------------------------------------------------------------------

CHEMICALS -- 0.3%
--------------------------------------------------------------------------------
            3,900  Monsanto Co.                                         172,458
--------------------------------------------------------------------------------

COMMERCIAL BANKS -- 1.6%
--------------------------------------------------------------------------------
            4,700  SunTrust Banks, Inc.                                 371,253
--------------------------------------------------------------------------------
           15,300  Wells Fargo & Co.                                    555,237
--------------------------------------------------------------------------------
                                                                        926,490
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT -- 4.9%
--------------------------------------------------------------------------------
           73,100  Cisco Systems Inc.(1)                              1,763,903
--------------------------------------------------------------------------------
           50,000  Motorola, Inc.                                     1,153,000
--------------------------------------------------------------------------------
                                                                      2,916,903
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS -- 3.8%
--------------------------------------------------------------------------------
            7,600  Apple Computer, Inc.(1)                              616,208
--------------------------------------------------------------------------------
           29,400  Hewlett-Packard Co.                                1,138,956
--------------------------------------------------------------------------------
           13,600  Network Appliance, Inc.(1)                           496,400
--------------------------------------------------------------------------------
                                                                      2,251,564
--------------------------------------------------------------------------------

DIVERSIFIED -- 0.5%
--------------------------------------------------------------------------------
            5,600  iShares Russell 1000 Growth
                   Index Fund                                           302,344
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES -- 5.2%
--------------------------------------------------------------------------------
           35,700  Bank of America Corp.                              1,923,159
--------------------------------------------------------------------------------
           24,300  JPMorgan Chase & Co.                               1,152,792
--------------------------------------------------------------------------------
                                                                      3,075,951
--------------------------------------------------------------------------------

Shares                                                                Value
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION  SERVICES -- 1.5%
--------------------------------------------------------------------------------
           26,000  AT&T Inc.                                      $     890,500
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 4.9%
--------------------------------------------------------------------------------
           10,400  Cooper Industries, Ltd. Cl A                         930,280
--------------------------------------------------------------------------------
           17,200  Emerson Electric Co.                               1,451,680
--------------------------------------------------------------------------------
           10,900  Roper Industries Inc.                                521,565
--------------------------------------------------------------------------------
                                                                      2,903,525
--------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT &
INSTRUMENTS -- 0.4%
--------------------------------------------------------------------------------
            7,400  Tektronix, Inc.                                      224,738
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES -- 2.0%
--------------------------------------------------------------------------------
            6,500  Cameron International Corp.(1)                       325,650
--------------------------------------------------------------------------------
           13,500  Schlumberger Ltd.                                    851,580
--------------------------------------------------------------------------------
                                                                      1,177,230
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING -- 2.2%
--------------------------------------------------------------------------------
           26,700  Wal-Mart Stores, Inc.                              1,315,776
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT &
SUPPLIES -- 4.1%
--------------------------------------------------------------------------------
            2,300  Alcon Inc.                                           243,984
--------------------------------------------------------------------------------
           13,000  Baxter International, Inc.                           597,610
--------------------------------------------------------------------------------
           16,500  Becton Dickinson & Co.                             1,155,495
--------------------------------------------------------------------------------
            4,200  Cytyc Corp.(1)                                       110,964
--------------------------------------------------------------------------------
            3,700  DJO Inc.(1)                                          148,851
--------------------------------------------------------------------------------
            3,100  Edwards Lifesciences
                   Corporation(1)                                       133,083
--------------------------------------------------------------------------------
              200  Idexx Laboratories, Inc.(1)                           16,642
--------------------------------------------------------------------------------
                                                                      2,406,629
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS &
SERVICES -- 1.2%
--------------------------------------------------------------------------------
            5,400  Caremark Rx Inc.                                     265,842
--------------------------------------------------------------------------------
            5,300  Laboratory Corp.
                   of America Holdings(1)                               362,997
--------------------------------------------------------------------------------
            2,700  VCA Antech Inc.(1)                                    87,399
--------------------------------------------------------------------------------
                                                                        716,238
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE -- 3.7%
--------------------------------------------------------------------------------
           11,100  Brinker International, Inc.                          515,373
--------------------------------------------------------------------------------
            6,142  Chipotle Mexican Grill Inc.
                   Cl B(1)                                              358,693
--------------------------------------------------------------------------------
            5,700  Darden Restaurants, Inc.                             238,830
--------------------------------------------------------------------------------
           13,400  Hilton Hotels Corporation                            387,528
--------------------------------------------------------------------------------
           17,400  Starbucks Corporation(1)                             656,850
--------------------------------------------------------------------------------
                                                                      2,157,274
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES -- 2.0%
--------------------------------------------------------------------------------
            6,000  Mohawk Industries Inc.(1)                            436,200
--------------------------------------------------------------------------------
           26,300  Newell Rubbermaid Inc.                               756,914
--------------------------------------------------------------------------------
                                                                      1,193,114
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

------
6

NT Growth - Schedule of Investments

OCTOBER 31, 2006

Shares                                                                Value
--------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS &
ENERGY TRADERS -- 0.7%
--------------------------------------------------------------------------------
            6,200  TXU Corp.                                      $     391,406
--------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES -- 4.6%
--------------------------------------------------------------------------------
           43,100  General Electric Co.                               1,513,241
--------------------------------------------------------------------------------
           13,500  Textron Inc.                                       1,227,555
--------------------------------------------------------------------------------
                                                                      2,740,796
--------------------------------------------------------------------------------

INSURANCE -- 2.0%
--------------------------------------------------------------------------------
            2,700  Endurance Specialty Holdings Ltd.                     96,255
--------------------------------------------------------------------------------
            2,800  PartnerRe Ltd.                                       195,776
--------------------------------------------------------------------------------
           17,200  St. Paul Travelers
                   Companies, Inc. (The)                                879,436
--------------------------------------------------------------------------------
                                                                      1,171,467
--------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES -- 2.6%
--------------------------------------------------------------------------------
            3,200  Google Inc. Cl A(1)                                1,524,448
--------------------------------------------------------------------------------

IT SERVICES -- 4.5%
--------------------------------------------------------------------------------
           13,500  Accenture Ltd. Cl A                                  444,285
--------------------------------------------------------------------------------
           12,300  International Business
                   Machines Corp.                                     1,135,659
--------------------------------------------------------------------------------
           48,200  Western Union Co. (The)(1)                         1,062,810
--------------------------------------------------------------------------------
                                                                      2,642,754
--------------------------------------------------------------------------------

MACHINERY -- 0.4%
--------------------------------------------------------------------------------
            2,600  Deere & Co.                                          221,338
--------------------------------------------------------------------------------

MEDIA -- 0.8%
--------------------------------------------------------------------------------
            8,200  Lamar Advertising Co. Cl A(1)                        472,976
--------------------------------------------------------------------------------

METALS & MINING -- 1.9%
--------------------------------------------------------------------------------
           10,800  Allegheny Technologies Inc.                          850,284
--------------------------------------------------------------------------------
            2,500  Carpenter Technology                                 267,475
--------------------------------------------------------------------------------
                                                                      1,117,759
--------------------------------------------------------------------------------

MULTILINE RETAIL -- 1.5%
--------------------------------------------------------------------------------
            6,200  J.C. Penney Co. Inc.                                 466,426
--------------------------------------------------------------------------------
            7,200  Target Corp.                                         426,096
--------------------------------------------------------------------------------
                                                                        892,522
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS -- 1.6%
--------------------------------------------------------------------------------
            1,500  Apache Corp.                                          97,980
--------------------------------------------------------------------------------
           17,600  Occidental Petroleum Corp.                           826,144
--------------------------------------------------------------------------------
                                                                        924,124
--------------------------------------------------------------------------------

PERSONAL PRODUCTS -- 0.2%
--------------------------------------------------------------------------------
            4,668  Bare Escentuals Inc.(1)                              142,981
--------------------------------------------------------------------------------

PHARMACEUTICALS -- 7.3%
--------------------------------------------------------------------------------
            2,500  Allergan, Inc.                                       288,750
--------------------------------------------------------------------------------
           14,300  Novartis AG ORD                                      868,409
--------------------------------------------------------------------------------
            5,700  Novo Nordisk AS Cl B ORD                             430,539
--------------------------------------------------------------------------------
            4,900  Roche Holding AG ORD                                 858,017
--------------------------------------------------------------------------------
           67,400  Schering-Plough Corp.                              1,492,236
--------------------------------------------------------------------------------
           11,900  Teva Pharmaceutical
                   Industries Ltd. ADR                                  392,343
--------------------------------------------------------------------------------
                                                                      4,330,294
--------------------------------------------------------------------------------

Shares                                                                Value
--------------------------------------------------------------------------------

SEMICONDUCTORS &
SEMICONDUCTOR EQUIPMENT -- 5.1%
--------------------------------------------------------------------------------
           10,400  Broadcom Corp. Cl A(1)                         $     314,808
--------------------------------------------------------------------------------
           75,700  Intel Corp.                                        1,615,438
--------------------------------------------------------------------------------
           28,900  STMicroelectronics N.V.
                   New York Shares                                      501,704
--------------------------------------------------------------------------------
           18,600  Texas Instruments Inc.                               561,348
--------------------------------------------------------------------------------
                                                                      2,993,298
--------------------------------------------------------------------------------

SOFTWARE -- 6.7%
--------------------------------------------------------------------------------
           35,600  BEA Systems Inc.(1)                                  579,212
--------------------------------------------------------------------------------
            8,700  Business Objects SA ADR(1)                           322,248
--------------------------------------------------------------------------------
            5,500  Cognos, Inc.(1)                                      200,640
--------------------------------------------------------------------------------
            7,200  Electronic Arts Inc.(1)                              380,808
--------------------------------------------------------------------------------
           15,100  Microsoft Corporation                                433,521
--------------------------------------------------------------------------------
           84,100  Oracle Corp.(1)                                    1,553,327
--------------------------------------------------------------------------------
           24,200  Symantec Corp.(1)                                    480,128
--------------------------------------------------------------------------------
                                                                      3,949,884
--------------------------------------------------------------------------------

SPECIALTY RETAIL -- 5.3%
--------------------------------------------------------------------------------
            7,500  Abercrombie & Fitch Co.                              574,875
--------------------------------------------------------------------------------
           22,700  Gap, Inc. (The)                                      477,154
--------------------------------------------------------------------------------
           19,200  Lowe's Companies, Inc.                               578,688
--------------------------------------------------------------------------------
           20,400  Office Depot, Inc.(1)                                856,596
--------------------------------------------------------------------------------
           22,700  TJX Companies, Inc. (The)                            657,165
--------------------------------------------------------------------------------
                                                                      3,144,478
--------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS -- 0.9%
--------------------------------------------------------------------------------
            7,300  Polo Ralph Lauren Corp.                              518,300
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION
SERVICES -- 0.5%
--------------------------------------------------------------------------------
            7,800  American Tower Corp. Cl A(1)                         280,956
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $54,355,191)                                                   58,662,618
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 1.4%

Repurchase Agreement, Morgan Stanley
Group, Inc., (collateralized by various
U.S. Treasury obligations, 6.375% - 8.125%,
11/15/16 - 8/15/27, valued at $819,941),
in a joint trading account at 5.23%,
dated 10/31/06, due 11/1/06
(Delivery value $800,116)
(Cost $800,000)                                                         800,000
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 100.8%
(Cost $55,155,191)                                                   59,462,618
--------------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES -- (0.8)%                                 (479,940)
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                        $  58,982,678
================================================================================

See Notes to Financial Statements.                                   (continued)

------
7

NT Growth - Schedule of Investments

OCTOBER 31, 2006

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

  Contracts to Sell      Settlement Date       Value      Unrealized Gain (Loss)
--------------------------------------------------------------------------------
1,282,245 CHF for USD       11/30/06        $1,034,427          $(4,920)
--------------------------------------------------------------------------------
1,494,540 DKK for USD       11/30/06           256,367             (943)
--------------------------------------------------------------------------------
                                            $1,290,794          $(5,863)
                                           =====================================

(Value on Settlement Date $1,284,931)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
CHF = Swiss Franc
DKK = Danish Krone
ORD = Foreign Ordinary Share
USD = United States Dollar

(1)  Non-income producing.

See Notes to Financial Statements.

------
8

NT Vista - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2006
--------------------------------------------------------------------------------
                                                  SINCE           INCEPTION
                                               INCEPTION(1)         DATE
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS                              -10.00%           5/12/06
--------------------------------------------------------------------------------
RUSSELL MIDCAP GROWTH INDEX(2)                     0.79%             --
--------------------------------------------------------------------------------

(1) Total returns for periods less than one year are not annualized.

(2) Data provided by Lipper Inc. -- A Reuters Company. (c) 2006 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
9

NT Vista - Portfolio Commentary

PORTFOLIO MANAGERS: GLENN FOGLE AND DAVID HOLLOND

PERFORMANCE SUMMARY

American Century NT Vista fell 10.00%* from its May 12, 2006, inception to
October 31, 2006. Its benchmark, the Russell Midcap Growth Index, returned 0.79%
in the same time period.

This portfolio is one of nine new NT tracker funds available exclusively in
LIVESTRONG Portfolios from American Century Investments. NT is an acronym for
"No Tobacco." American Century Investments introduced LIVESTRONG Portfolios on
May 12, 2006, as part of a strategic collaboration with Lance Armstrong and the
Lance Armstrong Foundation (LAF).**

NT Vista struggled on both an absolute and relative basis after the U.S. stock market declined in May 2006. The broad market rebounded late in the reporting period after the Federal Reserve paused its two-year, interest rate-hike campaign in August. But the portfolio missed the rebound's gains. That's because the market's favor swung toward consumer-oriented and technology stocks, and our picks in those sectors did not perform well. Our underweight positions in energy, health care and consumer discretionary further detracted from absolute and relative performance.

SECURITY SELECTION REDUCED RETURNS

Several of the portfolio's leading detractors were stocks in the industrials and materials sectors, which had performed well in early 2006. These stocks fit the portfolio's focus on companies that appeared poised to benefit from a rebound in capital spending.

Those companies included Titanium Metals, a maker of titanium materials used in the aircraft industry. Its shares declined 27% in the reporting period after surging 181% between Jan. 1, 2006, and the beginning of the reporting period.
Likewise, shares of TETRA Technologies, which caps old offshore wells and either repairs or deconstructs broken offshore energy platforms, declined 8% in the reporting period after rising 96% between the start of 2006 and the beginning of the reporting period. It represented one of the portfolio's biggest overweight positions.

Fitting its portfolio process of shedding investments that lose share-price momentum, NT Vista reduced its stake in both companies, along with its overall stakes in industrials and mate-

TOP TEN HOLDINGS AS OF OCTOBER 31, 2006
--------------------------------------------------------------------------------
                                                                  % OF
                                                               NET ASSETS
                                                                  AS OF
                                                                10/31/06
--------------------------------------------------------------------------------
NII Holdings, Inc. Cl B                                           6.0%
--------------------------------------------------------------------------------
Thermo Electron Corp.                                             4.0%
--------------------------------------------------------------------------------
America Movil SA de CV Series L ADR                               3.4%
--------------------------------------------------------------------------------
Alliance Data Systems Corp.                                       3.0%
--------------------------------------------------------------------------------
Leap Wireless International, Inc.                                 2.9%
--------------------------------------------------------------------------------
SBA Communications Corp. Cl A                                     2.8%
--------------------------------------------------------------------------------
Precision Castparts Corp.                                         2.7%
--------------------------------------------------------------------------------
BE Aerospace, Inc.                                                2.7%
--------------------------------------------------------------------------------
American Tower Corp. Cl A                                         2.6%
--------------------------------------------------------------------------------
Las Vegas Sands Corp.                                             2.6%
--------------------------------------------------------------------------------

*Total returns for periods less than one year are not annualized.

**American Century Investment Services, Inc., has entered into an agreement with the LAF for rights to use the LIVESTRONG name.
  LIVESTRONG is a trademark of the LAF. For more information
  about the foundation, visit www.livestrong.org.                    (continued)

------
10

NT Vista - Portfolio Commentary

rials. Similarly, NT Vista substantially reduced its stake in its worst individual performer, MEMC Electronic Materials, which lost 20% of its value in the reporting period after soaring 120% the previous six months.

Our health care sector return for the period also detracted from performance.
The portfolio's underperformance reflected an underweight stake in the pharmaceutical industry, which recovered nicely after a sluggish start to 2006.
It also reflected an underweight stake in health care providers and services;
again, shares in that industry stabilized after a tough start to 2006.

TELECOM PROVIDED POSITIVE CONTRIBUTIONS

Telecommunications was the only sector that boosted NT Vista's relative performance. The portfolio's entire stake in the sector centered on the wireless industry, including positions in two cellular providers, NII Holdings and
America Movil SA de CV, focused on the Latin American market. Both stocks ranked among the portfolio's top five positions in the period, and they also ranked among its 10 leading individual contributors on both a relative- and total-return basis.

Thermo Electron Corp. topped the portfolio's list of leading individual contributors. Shares in this manufacturer of analytical instruments for medical and other research applications, which announced plans to merge with Fisher
Scientific, rose steadily during the period. The portfolio steadily raised its stake in the company as its value increased.

PORTFOLIO OBJECTIVE & EXPECTATIONS

NT Vista adheres to an investment process that identifies mid-sized and smaller companies with accelerating earnings and revenue. Ultimately, we believe this selection strategy will produce solid, long-term gains for investors. It's difficult to gauge long-term performance based on short-term returns, such as those from this reporting period, which can be extremely volatile.

We think the portfolio will perform well in a consistent, directional market, and we're encouraged by the market's behavior since the Fed paused its interest-rate hike campaign in August. Growth stocks traditionally have performed well after the Fed stops raising rates, and we believe our process works well in such an environment.

TOP FIVE INDUSTRIES AS OF OCTOBER 31, 2006
--------------------------------------------------------------------------------
                                                                  % OF
                                                               NET ASSETS
                                                                  AS OF
                                                                10/31/06
--------------------------------------------------------------------------------
Wireless Telecommunication Services                               19.3%
--------------------------------------------------------------------------------
Life Science Tools & Services                                      6.7%
--------------------------------------------------------------------------------
Specialty Retail                                                   6.2%
--------------------------------------------------------------------------------
Software                                                           5.5%
--------------------------------------------------------------------------------
Aerospace & Defense                                                5.4%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                                                  % OF
                                                               NET ASSETS
                                                                  AS OF
                                                                10/31/06
--------------------------------------------------------------------------------
Domestic Common Stocks                                            82.1%
--------------------------------------------------------------------------------
Foreign Common Stocks*                                            13.5%
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                               95.6%
--------------------------------------------------------------------------------
Temporary Cash Investments                                         4.3%
--------------------------------------------------------------------------------
Other Assets and Liabilities                                       0.1%
--------------------------------------------------------------------------------

*Includes depositary shares, dual listed securities and foreign ordinary shares.

------
11

NT Vista - Schedule of Investments

OCTOBER 31, 2006

Shares                                                                Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 95.6%

AEROSPACE & DEFENSE -- 5.4%
--------------------------------------------------------------------------------
           27,021  BE Aerospace, Inc.(1)                          $     683,091
--------------------------------------------------------------------------------
           10,191  Precision Castparts Corp.                            693,599
--------------------------------------------------------------------------------
                                                                      1,376,690
--------------------------------------------------------------------------------

AUTOMOBILES -- 2.0%
--------------------------------------------------------------------------------
            7,600  Harley-Davidson, Inc.                                521,588
--------------------------------------------------------------------------------

BIOTECHNOLOGY -- 1.3%
--------------------------------------------------------------------------------
            6,011  Celgene Corp.(1)                                     321,228
--------------------------------------------------------------------------------

CAPITAL MARKETS -- 2.9%
--------------------------------------------------------------------------------
           22,800  Amvescap plc ORD                                     260,742
--------------------------------------------------------------------------------
            8,700  SEI Investments Co.                                  489,636
--------------------------------------------------------------------------------
                                                                        750,378
--------------------------------------------------------------------------------

CHEMICALS -- 2.7%
--------------------------------------------------------------------------------
           11,170  Monsanto Co.                                         493,937
--------------------------------------------------------------------------------
            3,400  OM Group, Inc.(1)                                    193,800
--------------------------------------------------------------------------------
                                                                        687,737
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES -- 0.5%
--------------------------------------------------------------------------------
            3,050  Corrections Corp. of America(1)                      139,355
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT -- 1.0%
--------------------------------------------------------------------------------
            3,800  CommScope Inc.(1)                                    121,258
--------------------------------------------------------------------------------
            1,200  Research In Motion Ltd.(1)                           140,976
--------------------------------------------------------------------------------
                                                                        262,234
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS -- 0.8%
--------------------------------------------------------------------------------
            2,400  Apple Computer, Inc.(1)                              194,592
--------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING -- 2.2%
--------------------------------------------------------------------------------
            8,320  Foster Wheeler Ltd.(1)                               373,984
--------------------------------------------------------------------------------
           10,045  Quanta Services, Inc.(1)                             183,824
--------------------------------------------------------------------------------
                                                                        557,808
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES -- 1.0%
--------------------------------------------------------------------------------
            1,600  IntercontinentalExchange Inc.(1)                     135,072
--------------------------------------------------------------------------------
            2,400  International Securities
                   Exchange Inc.                                        123,240
--------------------------------------------------------------------------------
                                                                        258,312
--------------------------------------------------------------------------------

ELECTRIC UTILITIES -- 1.0%
--------------------------------------------------------------------------------
            6,100  Allegheny Energy, Inc.(1)                            262,483
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 2.1%
--------------------------------------------------------------------------------
            9,933  ABB Ltd. ORD                                         147,807
--------------------------------------------------------------------------------
            2,943  Alstom RGPT ORD(1)                                   271,665
--------------------------------------------------------------------------------
            2,900  General Cable Corp.(1)                               109,040
--------------------------------------------------------------------------------
                                                                        528,512
--------------------------------------------------------------------------------

Shares                                                                Value
--------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT &
INSTRUMENTS -- 1.3%
--------------------------------------------------------------------------------
            2,800  Amphenol Corp. Cl A                            $     190,120
--------------------------------------------------------------------------------
            2,300  Anixter International Inc.(1)                        137,448
--------------------------------------------------------------------------------
                                                                        327,568
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES -- 2.1%
--------------------------------------------------------------------------------
            6,900  Acergy SA ORD(1)                                     124,839
--------------------------------------------------------------------------------
            1,906  Core Laboratories N.V.(1)                            138,928
--------------------------------------------------------------------------------
           10,434  TETRA Technologies, Inc.(1)                          270,241
--------------------------------------------------------------------------------
                                                                        534,008
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING -- 0.5%
--------------------------------------------------------------------------------
            4,400  Safeway Inc.                                         129,184
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES -- 2.9%
--------------------------------------------------------------------------------
            4,900  Caremark Rx Inc.                                     241,227
--------------------------------------------------------------------------------
            4,100  Humana Inc.(1)                                       246,000
--------------------------------------------------------------------------------
            3,900  Laboratory Corp.
                   of America Holdings(1)                               267,111
--------------------------------------------------------------------------------
                                                                        754,338
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE -- 4.5%
--------------------------------------------------------------------------------
           11,800  International Game Technology                        501,618
--------------------------------------------------------------------------------
            8,612  Las Vegas Sands Corp.(1)                             656,234
--------------------------------------------------------------------------------
                                                                      1,157,852
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES -- 1.2%
--------------------------------------------------------------------------------
            4,300  Newell Rubbermaid Inc.                               123,754
--------------------------------------------------------------------------------
            9,900  Tempur-Pedic
                   International Inc.(1)                                195,426
--------------------------------------------------------------------------------
                                                                        319,180
--------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES -- 2.0%
--------------------------------------------------------------------------------
           11,696  McDermott International, Inc.(1)                     522,811
--------------------------------------------------------------------------------

INSURANCE -- 2.3%
--------------------------------------------------------------------------------
            2,800  American Financial Group, Inc.                       134,008
--------------------------------------------------------------------------------
            2,100  Arch Capital Group Ltd.(1)                           135,009
--------------------------------------------------------------------------------
            3,600  Axis Capital Holdings Limited                        118,260
--------------------------------------------------------------------------------
            3,858  RenaissanceRe Holdings Ltd.                          209,875
--------------------------------------------------------------------------------
                                                                        597,152
--------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES -- 1.0%
--------------------------------------------------------------------------------
            5,358  Akamai Technologies, Inc.(1)                         251,076
--------------------------------------------------------------------------------

IT SERVICES -- 3.9%
--------------------------------------------------------------------------------
           12,588  Alliance Data Systems Corp.(1)                       764,343
--------------------------------------------------------------------------------
            3,300  Cognizant Technology Solutions
                   Corporation Cl A(1)                                  248,424
--------------------------------------------------------------------------------
                                                                      1,012,767
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

------
12

NT Vista - Schedule of Investments

OCTOBER 31, 2006

Shares                                                                Value
--------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES -- 6.7%
--------------------------------------------------------------------------------
            4,100  Covance Inc.(1)                                $     239,850
--------------------------------------------------------------------------------
            2,800  Illumina, Inc.(1)                                    123,088
--------------------------------------------------------------------------------
           10,883  Pharmaceutical Product
                   Development, Inc.                                    344,447
--------------------------------------------------------------------------------
           23,800  Thermo Electron Corp.(1)                           1,020,306
--------------------------------------------------------------------------------
                                                                      1,727,691
--------------------------------------------------------------------------------

MACHINERY -- 1.2%
--------------------------------------------------------------------------------
            2,400  Manitowoc Co., Inc. (The)                            131,712
--------------------------------------------------------------------------------
            2,400  Terex Corp.(1)                                       124,224
--------------------------------------------------------------------------------
            1,700  Trinity Industries, Inc.                              61,302
--------------------------------------------------------------------------------
                                                                        317,238
--------------------------------------------------------------------------------

MARINE -- 0.9%
--------------------------------------------------------------------------------
            3,684  American Commercial
                   Lines Inc.(1)                                        236,329
--------------------------------------------------------------------------------

MEDIA -- 0.3%
--------------------------------------------------------------------------------
            1,220  Focus Media
                   Holding Ltd. ADR(1)                                   64,526
--------------------------------------------------------------------------------

METALS & MINING -- 2.1%
--------------------------------------------------------------------------------
            1,600  Allegheny Technologies Inc.                          125,968
--------------------------------------------------------------------------------
            5,159  Oregon Steel Mills, Inc.(1)                          280,650
--------------------------------------------------------------------------------
            4,300  Titanium Metals Corp.(1)                             126,764
--------------------------------------------------------------------------------
                                                                        533,382
--------------------------------------------------------------------------------

MULTILINE RETAIL -- 3.0%
--------------------------------------------------------------------------------
            6,100  Big Lots Inc.(1)                                     128,588
--------------------------------------------------------------------------------
            9,000  Kohl's Corp.(1)                                      635,400
--------------------------------------------------------------------------------
                                                                        763,988
--------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS -- 2.5%
--------------------------------------------------------------------------------
            6,700  Archstone-Smith Trust                                403,407
--------------------------------------------------------------------------------
            3,100  Camden Property Trust                                250,232
--------------------------------------------------------------------------------
                                                                        653,639
--------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT &
DEVELOPMENT -- 1.0%
--------------------------------------------------------------------------------
            2,792  Jones Lang LaSalle Inc.                              256,864
--------------------------------------------------------------------------------

SEMICONDUCTORS &
SEMICONDUCTOR EQUIPMENT -- 1.5%
--------------------------------------------------------------------------------
            4,924  MEMC Electronic Materials Inc.(1)                    174,802
--------------------------------------------------------------------------------
            5,900  NVIDIA Corp.(1)                                      205,733
--------------------------------------------------------------------------------
                                                                        380,535
--------------------------------------------------------------------------------

SOFTWARE -- 5.5%
--------------------------------------------------------------------------------
            3,100  Amdocs Ltd.(1)                                       120,156
--------------------------------------------------------------------------------
           15,941  BEA Systems Inc.(1)                                  259,360
--------------------------------------------------------------------------------
           11,776  Mentor Graphics Corp.(1)                             198,661
--------------------------------------------------------------------------------
            2,700  Nintendo Co., Ltd. ORD                               552,378
--------------------------------------------------------------------------------
            6,100  Parametric Technology Corp.(1)                       119,194
--------------------------------------------------------------------------------
            5,800  THQ Inc.(1)                                          174,406
--------------------------------------------------------------------------------
                                                                      1,424,155
--------------------------------------------------------------------------------

Shares                                                                Value
--------------------------------------------------------------------------------

SPECIALTY RETAIL -- 6.2%
--------------------------------------------------------------------------------
           10,800  American Eagle Outfitters, Inc.                $     494,640
--------------------------------------------------------------------------------
            3,000  AnnTaylor Stores Corporation(1)                      132,060
--------------------------------------------------------------------------------
            8,400  GameStop Corp. Cl A(1)                               428,904
--------------------------------------------------------------------------------
            3,000  Men's Wearhouse, Inc. (The)                          119,550
--------------------------------------------------------------------------------
            3,402  Office Depot, Inc.(1)                                142,850
--------------------------------------------------------------------------------
            9,200  Rent-A-Center Inc.(1)                                264,592
--------------------------------------------------------------------------------
                                                                      1,582,596
--------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS -- 0.8%
--------------------------------------------------------------------------------
            4,800  Coach Inc.(1)                                        190,272
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION
SERVICES -- 19.3%
--------------------------------------------------------------------------------
           20,168  America Movil SA de CV
                   Series L ADR                                         864,602
--------------------------------------------------------------------------------
           18,369  American Tower Corp. Cl A(1)                         661,651
--------------------------------------------------------------------------------
            3,450  Crown Castle
                   International Corp.(1)                               116,093
--------------------------------------------------------------------------------
           13,396  Leap Wireless
                   International, Inc.(1)                               742,942
--------------------------------------------------------------------------------
            2,844  Millicom International
                   Cellular SA(1)                                       141,859
--------------------------------------------------------------------------------
           23,667  NII Holdings, Inc. Cl B(1)                         1,539,065
--------------------------------------------------------------------------------
            2,900  Rogers Communications Inc.
                   Cl B ORD                                             173,695
--------------------------------------------------------------------------------
           26,902  SBA Communications Corp.
                   Cl A(1)                                              718,552
--------------------------------------------------------------------------------
                                                                      4,958,459
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $22,775,689)                                                   24,556,527
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 4.3%

Repurchase Agreement, Morgan Stanley
Group, Inc., (collateralized by various
U.S. Treasury obligations, 6.375% - 8.125%,
11/15/16 - 8/15/27, valued at $1,127,419),
in a joint trading account at 5.23%,
dated 10/31/06, due 11/1/06
(Delivery value $1,100,160)
(Cost $1,100,000)                                                     1,100,000
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 99.9%
(Cost $23,875,689)                                                   25,656,527
--------------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES -- 0.1%                                     21,709
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                        $  25,678,236
================================================================================

See Notes to Financial Statements.                                   (continued)

------
13

NT Vista - Schedule of Investments

OCTOBER 31, 2006

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

   Contracts to Sell      Settlement Date      Value      Unrealized Gain (Loss)
--------------------------------------------------------------------------------
    79,175 CAD for USD       11/30/06        $  70,636          $   193
--------------------------------------------------------------------------------
    91,631 CHF for USD       11/30/06           73,921             (352)
--------------------------------------------------------------------------------
   108,523 Euro for USD      11/30/06          138,780             (367)
--------------------------------------------------------------------------------
    68,115 GBP for USD       11/30/06          129,969             (687)
--------------------------------------------------------------------------------
32,670,000 JPY for USD       11/30/06          280,569           (1,497)
--------------------------------------------------------------------------------
   403,650 NOK for USD       11/30/06           61,860               (9)
--------------------------------------------------------------------------------
                                             $ 755,735          $(2,719)
                                            ====================================

(Value on Settlement Date $753,016)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
CAD = Canadian Dollar
CHF = Swiss Franc
GBP = British Pound
JPY = Japanese Yen
NOK = Norwegian Krona
ORD = Foreign Ordinary Share
USD = United States Dollar

(1) Non-income producing.

See Notes to Financial Statements.

------
14

Shareholder Fee Examples (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2006 to October 31, 2006
(except as noted).

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional
Class shares of the American Century Diversified Bond Fund, in an American
Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all
PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell
Education Savings Accounts and IRAs (including traditional, Roth, Rollover,
SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century
Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online.
If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

(continued)

------
15

Shareholder Fee Examples (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                                    EXPENSES PAID
                     BEGINNING        ENDING       DURING PERIOD(1)   ANNUALIZED
                   ACCOUNT VALUE   ACCOUNT VALUE       5/1/06 -        EXPENSE
                      5/1/06         10/31/06          10/31/06        RATIO(1)
--------------------------------------------------------------------------------
NT GROWTH -- INSTITUTIONAL CLASS SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
Actual                $1,000       $1,057.00(2)        $3.88(3)          0.80%
--------------------------------------------------------------------------------
Hypothetical          $1,000       $1,021.17(4)        $4.08(4)          0.80%
--------------------------------------------------------------------------------
NT VISTA -- INSTITUTIONAL CLASS SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
Actual                $1,000         $900.00(2)        $3.58(3)          0.80%
--------------------------------------------------------------------------------
Hypothetical          $1,000       $1,021.17(4)        $4.08(4)          0.80%
--------------------------------------------------------------------------------

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2) Ending account value based on actual return from May 12, 2006 (fund inception) through October 31, 2006.

(3) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 172, the number of days in the period from May 12, 2006 (fund inception) through October 31, 2006, divided by 365, to reflect the period.
    Had the class been available for the full period, the expenses paid during the period would have been higher.

(4) Ending account value and expenses paid during period assumes the class had been available throughout the entire period and are calculated using the class's annualized expense ratio listed in the table above.

------
16

Statement of Assets and Liabilities

OCTOBER 31, 2006
--------------------------------------------------------------------------------
                                                      NT GROWTH      NT VISTA
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value
(cost of $55,155,191 and
$23,875,689, respectively)                           $59,462,618    $25,656,527
-----------------------------------------------
Cash                                                     161,991        108,026
-----------------------------------------------
Receivable for investments sold                          447,961        682,560
-----------------------------------------------
Receivable for forward foreign
currency exchange contracts                                   --            193
-----------------------------------------------
Dividends and interest receivable                         20,828          1,656
--------------------------------------------------------------------------------
                                                      60,093,398     26,448,962
--------------------------------------------------------------------------------

LIABILITIES
--------------------------------------------------------------------------------
Payable for investments purchased                      1,066,467        751,064
-----------------------------------------------
Payable for forward foreign
currency exchange contracts                                5,863          2,912
-----------------------------------------------
Accrued management fees                                   38,390         16,750
--------------------------------------------------------------------------------
                                                       1,110,720        770,726
--------------------------------------------------------------------------------

NET ASSETS                                           $58,982,678    $25,678,236
================================================================================

CAPITAL SHARES, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Authorized                                           100,000,000    100,000,000
================================================================================
Outstanding                                            5,579,366      2,854,497
================================================================================

NET ASSET VALUE PER SHARE                                 $10.57          $9.00
================================================================================

NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)              $55,646,061    $27,312,618
-----------------------------------------------
Undistributed net investment income                      113,918          2,719
-----------------------------------------------
Accumulated net realized loss on investment
and foreign currency transactions                     (1,078,884)    (3,415,221)
-----------------------------------------------
Net unrealized appreciation on investments
and translation of assets and liabilities
in foreign currencies                                  4,301,583      1,778,120
--------------------------------------------------------------------------------
                                                     $58,982,678    $25,678,236
================================================================================

See Notes to Financial Statements.

------
17

Statement of Operations

PERIOD ENDED OCTOBER 31, 2006(1)
--------------------------------------------------------------------------------
                                                       NT GROWTH      NT VISTA
--------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
--------------------------------------------------------------------------------
INCOME:
---------------------------------------------
Dividends (net of foreign taxes
withheld of $103 and $75)                            $   237,163    $    32,431
---------------------------------------------
Interest                                                  25,406         20,373
--------------------------------------------------------------------------------
                                                         262,569         52,804
--------------------------------------------------------------------------------

EXPENSES:
---------------------------------------------
Management fees                                          179,563         80,530
---------------------------------------------
Directors' fees and expenses                                 434            120
---------------------------------------------
Other expenses                                               266            125
--------------------------------------------------------------------------------
                                                         180,263         80,775
--------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                              82,306        (27,971)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain (loss) on investment
and foreign currency transactions                     (1,047,272)    (3,412,177)
---------------------------------------------
Change in net unrealized appreciation
(depreciation) on investments and
translation of assets and liabilities
in foreign currencies                                  4,301,583      1,778,120
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                3,254,311     (1,634,057)
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                            $ 3,336,617    $(1,662,028)
================================================================================

(1) May 12, 2006 (fund inception) through October 31, 2006.

See Notes to Financial Statements.

------
18

Statement of Changes in Net Assets

PERIOD ENDED OCTOBER 31, 2006(1)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                     NT GROWTH       NT VISTA
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income (loss)                         $    82,306    $   (27,971)
--------------------------------------------
Net realized gain (loss)                              (1,047,272)    (3,412,177)
--------------------------------------------
Change in net unrealized
appreciation (depreciation)                            4,301,583      1,778,120
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                              3,336,617     (1,662,028)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Proceeds from shares sold                             56,820,645     27,880,764
--------------------------------------------
Payments for shares redeemed                          (1,174,584)      (540,500)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions                       55,646,061     27,340,264
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                 58,982,678     25,678,236

NET ASSETS
--------------------------------------------------------------------------------
End of period                                        $58,982,678    $25,678,236
================================================================================

Undistributed net investment income                     $113,918         $2,719
================================================================================

TRANSACTIONS IN SHARES OF THE FUNDS
--------------------------------------------------------------------------------
Sold                                                   5,698,720      2,915,545
--------------------------------------------
Redeemed                                                (119,354)       (61,048)
--------------------------------------------------------------------------------
Net increase (decrease) in shares of the funds         5,579,366      2,854,497
================================================================================

(1) May 12, 2006 (fund inception) through October 31, 2006.

See Notes to Financial Statements.

------
19

Notes to Financial Statements

OCTOBER 31, 2006

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. NT Growth Fund (NT Growth) and NT Vista
Fund (NT Vista) (collectively, the funds) are two funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds'
investment objective is to seek long-term capital growth. The funds pursue this objective by investing primarily in equity securities. NT Growth generally invests in larger companies but may purchase companies of any size. NT Vista generally invests in companies that are medium-sized and smaller at the time of purchase. The funds are not permitted to invest in any securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry. The funds incepted on May 12, 2006. The following is a summary of the funds' significant accounting policies.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York
Stock Exchange (the Exchange) is open and may also take place on days when the
Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of Directors or its designee if such fair value determination would materially impact a fund's net asset value. Certain other circumstances that may cause the funds to fair value a security such as: a security has been declared in default;
trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds estimate the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

(continued)

------
20

Notes to Financial Statements

OCTOBER 31, 2006

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee).
The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in each fund's investment strategy (strategy assets) to calculate the appropriate fee rate for each fund. The strategy assets include each fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy.
The strategy assets of NT Growth include the assets of Growth Fund, one fund in a series issued by the corporation. The annual management fee for NT Vista is
0.80%.

(continued)

------
21

Notes to Financial Statements

OCTOBER 31, 2006

2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

The annual management fee schedule for NT Growth is as follows:

--------------------------------------------------------------------------------
                                                           INSTITUTIONAL
--------------------------------------------------------------------------------
STRATEGY ASSETS
--------------------------------------------------------------------------------
First $5 billion                                              0.800%
--------------------------------------------------------------------------------
Next $5 billion                                               0.780%
--------------------------------------------------------------------------------
Next $5 billion                                               0.770%
--------------------------------------------------------------------------------
Next $5 billion                                               0.760%
--------------------------------------------------------------------------------
Next $5 billion                                               0.750%
--------------------------------------------------------------------------------
Next $5 billion                                               0.700%
--------------------------------------------------------------------------------
Over $30 billion                                              0.600%
--------------------------------------------------------------------------------

The effective annual management fee for NT Growth for the period May 12, 2006
(fund inception) through October 31, 2006 was 0.80%.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, American Century Investment
Services, Inc., and the corporation's transfer agent, American Century Services,
LLC. The funds are wholly owned by American Century Assets Allocation
Portfolios, Inc. (ACAAP). ACAAP does not invest in the funds for the purpose of exercising management or control.

JPMorgan Chase Bank is a custodian of the funds and a wholly owned subsidiary of
JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the period May
12, 2006 (fund inception) through October 31, 2006, were as follows:

--------------------------------------------------------------------------------
                                                        NT GROWTH     NT VISTA
--------------------------------------------------------------------------------
Purchases                                              $82,305,327   $48,554,334
--------------------------------------------------------------------------------
Proceeds from sales                                    $26,863,963   $22,357,782
--------------------------------------------------------------------------------

For the period May 12, 2006 (fund inception) through October 31, 2006, NT Vista incurred a purchase in kind of equity securities valued at $18,446,064. A purchase in kind occurs when a fund receives securities into its portfolio in lieu of cash as payment from a purchasing shareholder.

(continued)

------
22

Notes to Financial Statements

OCTOBER 31, 2006

4. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the funds during the period May 12, 2006 (fund inception)
through October 31, 2006.

As of October 31, 2006, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

--------------------------------------------------------------------------------
                                                      NT GROWTH      NT VISTA
--------------------------------------------------------------------------------
Federal tax cost of investments                      $55,268,636    $24,148,673
================================================================================
Gross tax appreciation of investments                 $4,622,074     $1,827,745
---------------------------------------------------
Gross tax depreciation of investments                   (428,092)      (319,891)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation) of investments    $4,193,982     $1,507,854
================================================================================
Net tax appreciation (depreciation)
on derivatives and translation of assets
and liabilities in foreign currencies                     (1,063)            --
--------------------------------------------------------------------------------
Net tax appreciation (depreciation)                   $4,192,919     $1,507,854
================================================================================
Undistributed ordinary income                           $109,137             --
---------------------------------------------------
Accumulated capital losses                             $(965,439)   $(3,142,236)
--------------------------------------------------------------------------------

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency exchange contracts.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers for the funds expire in 2014.

5. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued
Statement of Financial Accounting Standards No. 157, "Fair Value Measurements"
(FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS 157.

------
23

NT Growth - Financial Highlights

For a Share Outstanding Throughout the Period Indicated
--------------------------------------------------------------------------------
                                                                  INSTITUTIONAL
                                                                      CLASS
--------------------------------------------------------------------------------
                                                                     2006(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $10.00
--------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------------------------
  Net Investment Income (Loss)                                         0.01
--------------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                              0.56
--------------------------------------------------------------------------------
  Total From Investment Operations                                     0.57
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $10.57
================================================================================
  TOTAL RETURN(2)                                                      5.70%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                   0.80%(3)
--------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average Net Assets         0.36%(3)
--------------------------------------------------------------
Portfolio Turnover Rate                                                  57%
--------------------------------------------------------------
Net Assets, End of Period (in thousands)                             $58,983
--------------------------------------------------------------------------------

(1) May 12, 2006 (fund inception) through October 31, 2006.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

See Notes to Financial Statements.

------
24

NT Vista - Financial Highlights

For a Share Outstanding Throughout the Period Indicated
--------------------------------------------------------------------------------
                                                                  INSTITUTIONAL
                                                                      CLASS
--------------------------------------------------------------------------------
                                                                     2006(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $10.00
--------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------------------------
  Net Investment Income (Loss)                                        (0.01)
--------------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                             (0.99)
--------------------------------------------------------------------------------
  Total From Investment Operations                                    (1.00)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $9.00
================================================================================
  TOTAL RETURN(2)                                                    (10.00)%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                    0.80%(3)
--------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average Net Assets        (0.27)%(3)
--------------------------------------------------------------
Portfolio Turnover Rate                                                  109%
--------------------------------------------------------------
Net Assets, End of Period (in thousands)                              $25,678
--------------------------------------------------------------------------------

(1) May 12, 2006 (fund inception) through October 31, 2006.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

See Notes to Financial Statements.

------
25

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of NT Growth Fund and NT Vista Fund (collectively the "Funds"), two of the mutual funds comprising American Century Mutual Funds,
Inc., as of October 31, 2006, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the period
May 12, 2006 (Funds' inception) to October 31, 2006. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds, as of October 31, 2006, and the results of their operations, the changes in their net assets, and the financial highlights for the period May 12, 2006 (Funds' inception) to October 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 14, 2006

------
26

Management

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the funds' investment advisor, American Century Investment Management, Inc. (ACIM); the funds'
principal underwriter, American Century Investment Services, Inc. (ACIS); and
the funds' transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly owned subsidiaries, including
ACIM, ACIS, and ACS. The directors serve in this capacity for seven registered investment companies in the American Century family of funds.

All persons named as officers of the funds also serve in a similar capacity for the other 14 investment companies advised by ACIM or American Century Global
Investment Management, Inc. (ACGIM), unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1980
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Formerly Chief Executive
Officer/Treasurer, Associated Bearings Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
D.D. (DEL) HOCK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1935
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc.
--------------------------------------------------------------------------------

(continued)

------
27

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUND: Advisory Board Member
FIRST YEAR OF SERVICE: 2006
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Principal, Plaza Belmont LLC; Chief
Financial Officer, Plaza Belmont LLC (September 1999 to July 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Saia, Inc. and Entertainment
Properties Trust
--------------------------------------------------------------------------------
DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
FIRST YEAR OF SERVICE: 1995
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Retired Chairman of the Board, Butler Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer
and Founder, Sayers40, Inc., a technology products and service provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Triad Hospitals, Inc.
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1994
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2001
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company (1992 to December 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR.(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1958
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Director and Controlling
Shareholder, ACC; Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1959
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1990
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, ACC (January 2005 to
present); Co-Chairman, ACC (September 2000 to December 2004); Chairman, ACS and
other ACC subsidiaries (April 2005 to September 2006); Director, ACC, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
Number of Portfolios in Fund Complex Overseen by Director: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1) James E. Stowers, Jr. is the father of James E. Stowers III.     (continued)

------
28

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC
(September 2000 to present); President, ACC (June 1997 to present); Also serves as: Chairman, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; Chief Executive
Officer, ACIM, ACGIM, ACIS and other ACC subsidiaries (October 2000 to October
2006); President, ACIM, ACGIM and other ACC subsidiaries (September 2002 to
September 2006); Executive Vice President, ACS (January 2005 to September 2006);
Director, ACC, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
JONATHAN THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Executive Vice President
FIRST YEAR OF SERVICE: 2005
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(February 2006 to present); Executive Vice President, ACC (November 2005 to present); Also serves as: President and Chief Executive Officer, ACS; Chief
Financial Officer and Chief Accounting Officer, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; Managing Director, Morgan Stanley (March 2000 to November
2005)
--------------------------------------------------------------------------------
MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer and Senior Vice President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006); Also serves as: Senior Vice President, ACS
--------------------------------------------------------------------------------
DAVID C. TUCKER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1958
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (February 2001
to present); General Counsel, ACC (June 1998 to present); Also serves as: Senior
Vice President and General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present); Controller, various American Century funds (June 1997 to September
2006)
--------------------------------------------------------------------------------
C. JEAN WADE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1964
POSITION(S) HELD WITH FUND: Controller
FIRST YEAR OF SERVICE: 2006
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present)
--------------------------------------------------------------------------------
JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACC (August
2006 to present); Vice President, ACC and certain ACC subsidiaries (October 2001 to August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006);
Also serves as: Senior Vice President, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------

The SAI has additional information about the funds' directors and is available without charge, upon request, by calling 1-800-345-2021.

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29

Additional Information

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American
Century's website at americancentury.com and on the Securities and Exchange
Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling
1-800-345-2021.

------
30

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000(reg.sm) INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 1000(reg.sm) GROWTH INDEX measures the performance of those Russell
1000 Index companies (the 1,000 largest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth rates.

The RUSSELL 2000(reg.sm) INDEX is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP(reg.sm) INDEX measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP(reg.sm) GROWTH INDEX measures the performance of those
Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

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31

Notes

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32

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

The American Century Investments logo, American Century
and American Century Investments are service marks
of American Century Proprietary Holdings, Inc.

0612
SH-ANN-52280N

American Century Investment Services, Inc., Distributor

(c)2006 American Century Proprietary Holdings, Inc. All rights reserved.

ITEM 2.  CODE OF ETHICS.

a.        The  registrant  has  adopted a Code of Ethics  for  Senior  Financial
          Officers that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

b.        No response required.

c.        None.

d.        None.

e.        Not applicable.

f.        The  registrant's  Code of Ethics for Senior  Financial  Officers  was
          filed as  Exhibit  12  (a)(1) to  American  Century  Asset  Allocation
          Portfolios,  Inc.'s Annual Certified Shareholder Report on Form N-CSR,
          File No. 811-21591,  on September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)    The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)    D.D.  (Del)  Hock,  Donald  H.  Pratt  and  Thomas  A.  Brown  are the
          registrant's  designated audit committee  financial experts.  They are
          "independent" as defined in Item 3 of Form N-CSR.

(a)(3)    Not applicable.

(b)       No response required.

(c)       No response required.

(d)       No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)       Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal  accountant for the audit of the registrant's annual  financial  statements  or  services  that are  normally  provided by the accountant in connection  with statutory and  regulatory  filings or engagements for those fiscal years were as follows:

          FY 2005:  $218,979
          FY 2006:  $270,281

(b)       Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal  accountant that are reasonably related to the performance of the audit of the  registrant's  financial  statements and are not reported under paragraph (a) of this Item were as follows:

          For services rendered to the registrant:

          FY 2005:  $0
          FY 2006:  $0

          Fees required to be approved pursuant to paragraph  (c)(7)(ii) of Rule
          2-01 of Regulation S-X (relating to certain  engagements for non-audit services with the registrant's investment adviser and its affiliates):

          FY 2005:  $0
          FY 2006:  $0

(c)       Tax Fees.

The aggregate fees billed in each of the last two fiscal years for  professional services  rendered by the principal  accountant for tax compliance,  tax advice, and tax planning were as follows:

          For services rendered to the registrant:

          FY 2005:  $21,496
          FY 2006:  $33,106

          These services  included  review of federal and state income tax forms and federal excise tax forms.

          Fees required to be approved pursuant to paragraph  (c)(7)(ii) of Rule
          2-01 of Regulation S-X (relating to certain  engagements for non-audit services with the registrant's investment adviser and its affiliates):

          FY 2005:  $0
          FY 2006:  $0

(d)       All Other Fees.

The aggregate  fees billed in each of the last two fiscal years for products and services provided by the principal accountant,  other than the services reported in paragraphs (a) through (c) of this Item were as follows:

          For services rendered to the registrant:

          FY 2005:  $0
          FY 2006:  $0

          Fees required to be approved pursuant to paragraph  (c)(7)(ii) of Rule
          2-01 of Regulation S-X (relating to certain  engagements for non-audit services with the registrant's investment adviser and its affiliates):

          FY 2005:  $0
          FY 2006:  $0

(e)(1)    In accordance  with paragraph  (c)(7)(i)(A) of Rule 2-01 of Regulation
          S-X,  before the  accountant  is engaged by the  registrant  to render audit  or  non-audit  services,  the  engagement  is  approved  by the registrant's audit committee. Pursuant to paragraph (c)(7)(ii) of Rule
          2-01  of  Regulation  S-X,  the  registrant's   audit  committee  also
          pre-approves its accountant's  engagements for non-audit services with the  registrant's  investment  adviser,  its parent  company,  and any entity  controlled  by, or under common  control  with the  investment adviser  that  provides  ongoing  services to the  registrant,  if the engagement relates directly to the operations and financial  reporting of the registrant.

(e)(2)    All services  described in each of paragraphs  (b) through (d) of this
          Item were pre-approved before the engagement by the registrant's audit
          committee   pursuant  to  paragraph   (c)(7)(i)(A)  of  Rule  2-01  of
          Regulation S-X.  Consequently,  none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)       The  percentage  of  hours  expended  on  the  principal  accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were  attributed to work  performed by persons other than the principal accountant's  full-time,  permanent employees was less than 50%.

(g)       The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant,  and rendered to the registrant's investment  adviser  (not  including  any  sub-adviser  whose  role is primarily  portfolio  management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common  control with the adviser  that  provides  ongoing services to the  registrant  for each of the last two fiscal  years of the registrant were as follows:

          FY 2005:  $183,792
          FY 2006:  $207,647

(h)       The registrant's  investment  adviser and accountant have notified the registrant's  audit  committee  of all  non-audit  services  that were rendered by the registrant's accountant to the registrant's investment adviser,  its parent company,  and any entity  controlled by, or under common control with the investment  adviser that provides  services to the  registrant,  which services were not required to be  pre-approved pursuant to paragraph  (c)(7)(ii) of Rule 2-01 of Regulation  S-X. The notification  provided to the  registrant's  audit committee  included sufficient  details  regarding such services to allow the registrant's audit  committee  to  consider  the  continuing  independence  of  its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The schedule of  investments  is included as part of the report to  stockholders filed under Item 1 of this Form.

ITEM 7.  DISCLOSURE  OF PROXY VOTING  POLICIES  AND  PROCEDURES  FOR  CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY  SECURITIES  BY  CLOSED-END  MANAGEMENT  INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)  The  registrant's  principal  executive  officer  and  principal  financial officer  have  concluded  that the  registrant's  disclosure  controls  and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of
     1940)  are  effective  based on their  evaluation  of  these  controls  and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no changes in the  registrant's  internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment  Company Act of
     1940) that occurred  during the  registrant's  second fiscal quarter of the period  covered  by this  report  that  have  materially  affected,  or are reasonably likely to materially affect,  the registrant's  internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)   Registrant's Code of Ethics for Senior Financial Officers, which is the subject of the disclosure  required by Item 2 of Form N-CSR,  was filed as Exhibit 12(a)(1) to American  Century Asset  Allocation  Portfolios,
         Inc.'s Certified  Shareholder Report on Form N-CSR, File No. 811-21591,
         on September 29, 2005.

(a)(2)   Separate certifications by the registrant's principal executive officer and  principal  financial  officer,  pursuant  to  Section  302  of the
         Sarbanes-Oxley  Act of 2002  and Rule  30a-2(a)  under  the  Investment
         Company  Act  of  1940,  are  filed  and  attached  hereto  as  Exhibit
         99.302CERT.

(a)(3)   Not applicable.

(b)      A certification by the registrant's  chief executive  officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of
         2002, is furnished and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   AMERICAN CENTURY MUTUAL FUNDS, INC.

By:      /s/   William M. Lyons
         -----------------------------------------------
         Name:      William M. Lyons
         Title:     President

Date:    December 26, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By:      /s/  William M. Lyons
         -----------------------------------------------
         Name:      William M. Lyons
         Title:     President
                    (principal executive officer)

Date:    December 26, 2006

By:      /s/   Robert J. Leach
         -----------------------------------------------
         Name:      Robert J. Leach
         Title:     Vice President, Treasurer, and
                    Chief Financial Officer
                    (principal financial officer)

Date:    December 26, 2006